     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 21, 2010
                                           Registration No. 333-74295; 811-09253
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                ---------------
                                   FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     []

PRE-EFFECTIVE AMENDMENT NO.                                                 []
                           --

POST-EFFECTIVE AMENDMENT NO. 161                                           [x]

                                      And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             []

AMENDMENT NO. 162                                                          [x]

                                ---------------
                            WELLS FARGO FUNDS TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               525 MARKET STREET
                            SAN FRANCISCO, CA 94105
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                ---------------
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 222-8222
                                C. DAVID MESSMAN
                       WELLS FARGO FUNDS MANAGEMENT, LLC
                         525 MARKET STREET, 12TH FLOOR
                            SAN FRANCISCO, CA 94105
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                WITH A COPY TO:


                             MARCO E. ADELFIO, ESQ.
                              GOODWIN PROCTER LLP
                           901 NEW YORK AVENUE, N.W.
                             WASHINGTON, D.C. 20001


It is proposed that this filing will become effective (check appropriate box):


[]   Immediately upon filing pursuant to Rule 485(b), or


[x] on June 21, 2010, pursuant to Rule 485(b)


[]   60 days after filing pursuant to Rule 485(a)(1), or


[]   on [date], pursuant to Rule 485(a)(1)


[]   75 days after filing pursuant to Rule 485(a)(2), or


[]   on [date], pursuant to Rule 485(a)(2)


If appropriate, check the following box:


[x] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 161 to the Registration Statement of Wells Fargo Funds Trust (the "Trust") is being filed primarily to reflect the withdrawal of the Stable Income Fund, the Equity Income Fund, and the Large Cap Appreciation Fund from investments and their respective master portfolios, and to invest directly in a portfolio of securities.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                 JUNE 21, 2010

                                   Prospectus

                                Classes A, B, C

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  INCOME FUNDS

Stable Income Fund
Class A - NVSAX, Class B - NVSBX, Class C - WSICX

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND SUMMARIES
A SUMMARY OF INFORMATION ABOUT THE FUND, INCLUDING: INVESTMENT OBJECTIVE, FEES AND EXPENSES, PORTFOLIO TURNOVER, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, MANAGEMENT OF THE FUND, TRANSACTION POLICIES AND TAX INFORMATION

Stable Income Fund Summary      2
Summary of Important            6
  Information Regarding
   Purchase and Sale of Fund
  Shares

--------------------------------------------------------------------------------

THE FUND
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Key Fund Information         8
Stable Income Fund           9
Description of Principal    11
  Investment Risks
Portfolio Holdings          14
  Information

--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF
THE FUND
INFORMATION ABOUT THE FUND'S ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

Organization and Management     15
  of the Fund
About Wells Fargo Funds Trust   15
The Investment Adviser and      15
  Portfolio Managers
The Sub-Adviser and             17
  Portfolio Managers

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES

A Choice of Share Classes      18
Reductions and Waivers of      21
  Sales Charges
Compensation to Dealers and    25
  Shareholder
   Servicing Agents
Pricing Fund Shares            27
How to Open an Account         28
How to Buy Shares              29
How to Sell Shares             31
How to Exchange Shares         34
Account Policies               36

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                     38
Taxes                             39
Additional Performance            40
  Information
Financial Highlights              42
For More Information      Back Cover

STABLE INCOME FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Stable Income Fund seeks current income consistent with capital preservation.

FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain WELLS FARGO ADVANTAGE FUNDS (Reg. TM). More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 18 and 21 of the Prospectus and "Additional Purchase and Redemption Information" on page 46 of the SAI.


 SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B        CLASS C
  Maximum sales charge            2.00%           None          None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales            None        1.50%         1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)

 ANNUAL FUND OPERATING
EXPENSES
(expenses that you pay each
year as a percentage of th  e
value of your
investment)                        CLASS A       CLASS B        CLASS C
  Management Fees                 0.40%         0.40%         0.40%
  Distribution (12b-1) Fees       0.00%         0.75%         0.75%
  Other Expenses                  0.52%         0.52%         0.52%
  TOTAL ANNUAL FUND               0.92%         1.67%         1.67%
  OPERATING EXPENSES
  Fee Waivers                     0.07%         0.07%         0.07%
  TOTAL ANNUAL FUND               0.85%         1.60%         1.60%
OPERATING EXPENSES AFTER FE  E
  WAIVER/1/

1 The adviser has contractually committed through September 30, 2010, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratios shown. The committed net operating expense ratios may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.

                                   1 YEAR       3YEARS       5 YEARS       10 YEARS
 CLASS A (if you sell your        $  285       $  481        $  692      $  1,302
shares at the end of the
  period)
 CLASS B (if you sell your        $  313       $  520        $  901      $  1,518
shares at the end of the
  period)
 CLASS C (if you sell your        $  263       $  519        $  900      $  1,969
shares at the end of the
  period)
 CLASS A (if you do not sell      $  285       $  481        $  692      $  1,302
your shares at the end of
  the period)
 CLASS B (if you do not sell      $  163       $  520        $  901      $  1,518
your shares at the end of
  the period)
 CLASS C (if you do not sell      $  163       $  519        $  900      $  1,969
your shares at the end of
  the period)

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
We invest principally in income-producing debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include U.S. dollar-denominated debt securities of foreign issuers. We only purchase investment-grade securities, though we may continue to hold a security that falls below investment-grade. We may use futures, options or swap

 2 STABLE INCOME FUND SUMMARY
agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective duration to be between 0.7 to 1.2 years.

We emphasize investments in the debt securities market with higher yield and return expectations than U.S. Treasury securities. Our security selection process is based on a disciplined valuation process that considers cash flow, liquidity, quality and general economic sentiment. We then purchase those securities that we believe offer the best relative value. We tend to buy and hold these securities, which results in a relatively lower turnover strategy. We will sell securities based on deteriorating credit, overvaluation or to replace them with more attractively valued issues.

The Fund formerly was a gateway fund that invested substantially all of its assets in the Stable Income Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. Effective at the close of business on June 18, 2010, the Fund has withdrawn its interests in the Stable Income Portfolio and now invests directly in a portfolio of securities.

PRINCIPAL INVESTMENT RISKS
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

DEBT SECURITIES RISK. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Portfolio's returns.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments. ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.

MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

MORTGAGE- AND ASSET-BACKED SECURITIES RISK. Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgage or assets occur and may exhibit additional volatility in periods of changing interest rates.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

U.S. GOVERNMENT OBLIGATIONS RISK. U.S. Government obligations may be adversely impacted by changes in interest rates, and may not be backed by the full faith and credit of the U.S. Government.

                                                    STABLE INCOME FUND SUMMARY 3

--------------------------------------------------------------------------------
PERFORMANCE
The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

[GRAPHIC APPEARS HERE]

                   CALENDAR YEAR TOTAL RETURNS FOR CLASS A (Incepted on May 2, 1996) AS OF 12/31 EACH YEAR
                             (Returns do not reflect sales charges and would be lower if they did
2000                          2001       2002       2003       2004       2005       2006       2007        2008       2009
6.82%                         5.53%      3.03%      1.50%      1.07%      2.14%      4.22%      3.90%       -7.18%     8.14%


            BEST AND WORST QUARTERS
  Best Quarter:       Q2    2009       3.07%
  Worst Quarter:      Q4    2008      -4.19%

          The Fund's year-to-date performance through March 31, 2010, was
          2.28%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                     1 YEAR       5 YEARS       10 YEARS
 CLASS A (Incepted on May 2,       5.98%        1.70%          2.63%
  1996)
  Returns Before Taxes
 CLASS A (Incepted on May 2,       5.01%        0.45%          1.38%
  1996)
  Returns After Taxes on
Distributions
 CLASS A (Incepted on May 2,       3.86%        0.72%          1.49%
  1996)
  Returns After Taxes on
Distributions and Sale of
Fund Shares
 CLASS B (Incepted on May          5.94%        1.52%          2.52%
  17, 1996)
  Returns Before Taxes
 CLASS C (Incepted on June         6.29%        1.36%          2.06%
  30, 2003)
  Returns Before Taxes
 BARCLAYS CAPITAL 9-12             0.76%        3.63%          3.66%
MONTHS U.S. SHORT TREASURY
  INDEX
  (reflects no deduction for
  fees, expenses or taxes)
 BARCLAYS CAPITAL U.S. 1-3         3.83%        4.32%          4.86%
YEAR GOVERNMENT/CREDIT BON  D
  INDEX
  (reflects no deduction for
  fees, expenses or taxes)
 BARCLAYS CAPITAL 9-12             1.64%        3.81%           N/A
MONTHS SHORT-TERM U.S.
  GOVERNMENT/CREDIT
  BOND INDEX
  (reflects no deduction for
  fees, expenses or taxes)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares.After-tax returns for the Class B and Class C shares will vary.

 4 STABLE INCOME FUND SUMMARY

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC

 SUB-ADVISER         PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Galliard Capital    RICHARD MERRIAM, CFA, Portfolio Manager / 2004
 Management, Inc.   AJAY MIRZA, CFA, Portfolio Manager / 2004

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 6 of the Prospectus. The Board of Trustees has approved the reorganization of the Fund into another Wells Fargo Advantage Fund, subject to the satisfaction of a number of conditions, including approval by Fund shareholders.

                                                    STABLE INCOME FUND SUMMARY 5

SUMMARY OF IMPORTANT INFORMATION REGARDING PURCHASE AND SALE OF FUND SHARES TRANSACTION POLICIES

 BUYING FUND SHARES            TO PLACE ORDERS OR REDEEM SHARES
----------------------------- --------------------------------------------
 MINIMUM INITIAL INVESTMENT    MAIL: WELLS FARGO ADVANTAGE FUNDS
 Class A and Class C: $1,000  P.O. Box 8266
 Class B shares are           Boston, MA 02266-8266
generally closed to new
  investment.                 INTERNET: www.wellsfargo.com/advantagefunds
 MINIMUM ADDITIONAL
INVESTMENT
                              PHONE OR WIRE: 1-800-222-8222
 All Classes: $100
                              IN PERSON: Investor Center
 See HOW TO BUY SHARES
beginning on page 29 of the
                              100 Heritage Reserve
 Prospectus
                              Menomonee Falls,WI 53051.


                              CONTACT YOUR FINANCIAL PROFESSIONAL.

In general, you can buy or sell shares of the Fund by mail, internet, phone, wire or in person on any business day. You also may buy and sell shares through a financial professional.

TAX INFORMATION
Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

 6 SUMMARY OF IMPORTANT INFORMATION REGARDING PURCHASE AND SALE OF FUND SHARES

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.


The Fund is distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about a Fund within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS AND PRINCIPAL INVESTMENT STRATEGIES The investment objective of the Fund in this Prospectus is non-fundamental;
that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o  what makes the Fund different from other Funds.

This section also provides a summary of the Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for the Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

 8 KEY FUND INFORMATION

STABLE INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Galliard Capital Management, Inc.

PORTFOLIO MANAGERS
Richard Merriam, CFA
Ajay Mirza, CFA

FUND INCEPTION:
11/11/1994
CLASS A
Ticker: NVSAX
Fund Number: 19
CLASS B
Ticker: NVSBX
Fund Number: 399
CLASS C
Ticker: WSICX
Fund Number: 1827

INVESTMENT OBJECTIVE
The Stable Income Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in income-producing debt securities;
   and

o up to 20% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in income-producing debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include U.S. dollar-denominated debt securities of foreign issuers. We only purchase investment-grade securities, though we may continue to hold a security that falls below investment-grade. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective duration to be between 0.7 to 1.2 years.

We emphasize investments in the debt securities market with higher yield and return expectations than U.S. Treasury securities. Our security selection process is based on a disciplined valuation process that considers cash flow, liquidity, quality and general economic sentiment. We then purchase those securities that we believe offer the best relative value. We tend to buy and hold these securities, which results in a relatively lower turnover strategy. We will sell securities based on deteriorating credit, overvaluation or to replace them with more attractively valued issues.

The Fund formerly was a gateway fund that invested substantially all of its assets in the Stable Income Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. Effective at the close of business on June 18, 2010, the Fund has withdrawn its interests in the Stable Income Portfolio and now invests directly in a portfolio of securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                            STABLE INCOME FUND 9

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 10 STABLE INCOME FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for the Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.

COUNTER-PARTY RISK    When a Fund enters into a repurchase agreement, an agreement where it buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the
                      Fund is exposed to the risk that the other party will not fulfill its contractual obligation.
                      Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

DEBT SECURITIES RISK  Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                      Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.

DERIVATIVES RISK      The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                      For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 11

FOREIGN INVESTMENT RISK  Foreign investments are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

ISSUER RISK              The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.

LEVERAGE RISK            Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK           A security may not be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK          We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor does anyone we contract with to provide services, such as selling agents or investment advisers, promise to make good on any such losses.

MARKET RISK              The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets.
                         The value or liquidity of a security may decline or become illiquid due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline or become illiquid due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline or become illiquid in value simultaneously.

 12 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MORTGAGE- AND ASSET-BACKED   Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK              assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                             Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

U.S. GOVERNMENT OBLIGATIONS  U.S. Government obligations include securities issued by the U.S. Treasury, U.S. Government
RISK                         agencies or government-sponsored entities. While U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government, securities issued by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. The Government National Mortgage Association (GNMA), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal
                             Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (i.e. not backed by the full faith and credit of the U.S.
                             Government) include the Federal National Mortgage Association (FNMA) and the Federal
                             Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are subject to low but varying degrees of credit risk, and are still subject to interest rate and market risk.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 13

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Fund's Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.

 14 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Fund and approves the selection of various companies hired to manage the Fund's operations. Except for the Fund's investment advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for the Fund is available in the Funds' annual report for the fiscal year ended May 31, 2008. For the Fund's most recent fiscal year end, the advisory fee paid to Funds Management was as follows:

 ADVISORY FEES PAID
Fund Name                 AS A % OF AVERAGE DAILY NET ASSETS
 Stable Income Fund                       0.00%


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Fund and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, and principal underwriter.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

                                      ORGANIZATION AND MANAGEMENT OF THE FUND 15

The Wells Fargo Funds Trust Board of Trustees has unanimously approved the reorganization of the specified fund ("Target Fund") listed in the table below into a certain existing Wells Fargo Advantage Fund ("Acquiring Fund") also listed in the table. The reorganization was proposed by Wells Fargo Funds Management, LLC, investment adviser to the Wells Fargo Advantage Funds.

                                                               PORTFOLIO MANAGEMENT TEAM OF
 TARGET FUND             ACQUIRING FUND                       ACQUIRING FUND
 Wells Fargo Advantage   Wells Fargo Advantage Ultra Short-    Jay Mueller, D. James Newton II, Tom
  Stable Income
 Fund                   Term Income Fund                      Price, Wells Capital Management

The reorganization is subject to the satisfaction of a number of conditions, including approval by the shareholders of the Target Fund at meetings of the shareholders that was held in June, 2010 and at which the reorganization was approved. In the reorganization, if various conditions to the closing of the reorganization are satisfied, the Acquiring Fund will receive all of the assets and assume all of the liabilities of the Target Fund, and Target Fund shareholders will receive shares of the Acquiring Fund in exchange for their shares of the Target Fund. The reorganization is intended to be a tax-free transaction and it is anticipated that no gain or loss will be recognized by shareholders as a result of the reorganization for U.S. federal income tax purposes. Additionally, fund shareholders will not incur any sales loads or similar transaction charges as a result of the reorganization.

The reorganization, if all conditions to the closing are satisfied, is expected to occur in July, 2010. Prior to the reorganization, Wells Fargo Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in this prospectus.

Additional information, including a description of the applicable reorganization and information about fees, expenses, and risk factors, was provided to record date shareholders of the Target Fund in a Prospectus/Proxy Statement in April, 2010.

The foregoing is not a solicitation of any proxy. For more information, or to receive a free copy of the Prospectus/Proxy Statement, please call 1-800-222-8222 or visit www.wellsfargo.com/advantagefunds. The Prospectus/Proxy Statement will also be available for free on the Securities and Exchange Commission's website www.sec.gov. Please read the Prospectus/Proxy Statement carefully before making any investment decisions.

 16 ORGANIZATION AND MANAGEMENT OF THE FUND

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Fund. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Fund. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.
--------------------------------------------------------------------------------
GALLIARD CAPITAL MANAGEMENT, INC. (Galliard), an affiliate of Funds Management, located at 800 LaSalle Avenue, Suite 1100, Minneapolis, MN 55479, is the investment sub-adviser for the Stable Income Fund. In this capacity, Galliard is responsible for the day-to-day investment management of the Stable Income Fund. Galliard is a registered investment adviser that provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities.

RICHARD MERRIAM, CFA   Mr. Merriam is jointly responsible for managing the Stable Income Fund, which he has
Stable Income Fund     managed since 2004. Mr. Merriam joined Galliard at the firm's inception in 1995 as a managing partner and has since been responsible for investment process and strategy.
                       Education: B.A., Economics and English, University of Michigan; M.B.A., University of
                       Minnesota.
AJAY MIRZA, CFA        Mr. Mirza is jointly responsible for managing the Stable Income Fund, which he has
Stable Income Fund     managed since 2004. Mr. Mirza joined Galliard at the firm's inception in 1995 and has since been serving as a portfolio manager and mortgage specialist. Education: B.E.,
                       Instrumentation, Birla Institute of Technology (India), M.A., Economics, Tulane
                       University; M.B.A., University of Minnesota.

                                      ORGANIZATION AND MANAGEMENT OF THE FUND 17

A CHOICE OF SHARE CLASSES
--------------------------------------------------------------------------------

After choosing a Fund, your next most important choice will be which share class to buy. The table below summarizes the features of the classes of shares available through this Prospectus. In addition, the Funds no longer offer Class B shares, except in connection with the reinvestment of any distributions and exchanges of Class B shares for Class B shares of other WELLS FARGO ADVANTAGE FUNDS permitted by our exchange policy (see "How to Exchange Shares" later in this Prospectus). Specific Fund charges may vary, so you should review the Fund's fee table as well as the sales charge schedules that follow. Finally, you should review the "Reductions and Waivers of Sales Charges" section of the Prospectus before making your decision as to which share class to buy.

                           CLASS A                           CLASS B/1/                        CLASS C
 INITIAL SALES CHARGE      2%                                None. Your entire investment      None. Your entire investment
                                                            goes to work immediately.         goes to work immediately.
 CONTINGENT DEFERRED       None (except that a charge        1.5% and declines until it        1% if shares are sold within
 SALES CHARGE (CDSC)      of 0.50% applies to certain       reaches 0% at the beginning       one year after purchase.
                          redemptions made within           of the 3rd year.
                          eighteen months, following
                          purchases of $1 million or
                          more without an initial sales
                          charge).
 ONGOING DISTRIBUTION      None.                             0.75%                             0.75%
 (12B-1) FEES
 PURCHASE MAXIMUM          None. Volume reductions           $100,000                          $1,000,000
                          given upon providing
                          adequate proof of eligibility.
 ANNUAL EXPENSES           Lower ongoing expenses            Higher ongoing expenses           Higher ongoing expenses
                          than Classes B and C.             than Class A because of           than Class A because of
                                                            higher 12b-1 fees.                higher 12b-1 fees.
 CONVERSION FEATURE        Not applicable.                   Yes. Converts to Class A          No. Does not convert to
                                                            shares after a certain            Class A shares, so annual
                                                            number of years depending         expenses do not decrease.
                                                            on the Fund, so annual
                                                            expenses decrease.

1 Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges and in connection with the closing of a reorganization. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect.

Information regarding the Fund's sales charges, breakpoints, and waivers is available free of charge on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.

 18 A CHOICE OF SHARE CLASSES

CLASS A SHARES SALES CHARGE SCHEDULE
If you choose to buy Class A shares, you will pay the public offering price
(POP) which is the net asset value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.


                 CLASS A SHARES SALES CHARGE SCHEDULE
                                FRONT-END SALES        FRONT-END SALES
                                 CHARGE AS %           CHARGE AS %
                                  OF PUBLIC           OF NET AMOUNT
 AMOUNT OF PURCHASE            OFFERING PRICE            INVESTED
  Less than $50,000                  2.00%                  2.04%
  $50,000 to $99,999                 1.50%                  1.52%
  $100,000 to $249,999               1.00%                  1.01%
  $250,000 to $499,999               0.75%                  0.76%
  $500,000 to $999,999               0.50%                  0.50%
  $1,000,000 and over/1/             0.00%                  0.00%

1 We will assess a 0.50% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

CLASS B SHARES CDSC SCHEDULES
Class B shares are closed to new investors and additional investments from existing shareholders, with two exceptions: 1) existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other WELLS FARGO ADVANTAGE FUNDS (as permitted by our exchange policy), and 2) specified persons may acquire Class B shares of a Fund in connection with the closing of a reorganization. No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange or in connection with the closing of a reorganization. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect. Existing shareholders of Class B shares who redeem their shares within six years of the purchase date two years for the Stable Income Fund, may pay a CDSC based on how long such shareholders have held their shares. Certain exceptions apply (see "CDSC Waivers"). The CDSC schedules are as follows:


                CLASS B SHARES CDSC SCHEDULE FOR THE STABLE INCOME FUND
 REDEMPTION WITHIN       1 YEAR       2 YEARS       3 YEARS       4 YEARS        5 YEARS
 CDSC                    1.50%         0.75%         0.00%         0.00%        A Shares

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for two years for the Stable Income Fund, the CDSC expires. After shares are held for four years for the Stable Income Fund, the Class B shares are converted to Class A shares to reduce your future ongoing expenses

Class B shares received in exchange for Strong Fund shares purchased prior to the April 11, 2005 Strong Funds reorganization are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after eight years:


                                   CLASS B SHARES CDSC SCHEDULE (FOR ALL PRIOR STRONG FUNDS)
                   FOR SHARES RECEIVED IN EXCHANGE FOR STRONG FUND SHARES PURCHASED PRIOR TO APRIL 11, 2005
 REDEMPTION WITHIN              1 YEAR    2 YEARS    3 YEARS    4 YEARS    5 YEARS    6 YEARS    7 YEARS    8 YEARS    9 YEARS
 CDSC                           5.00%     4.00%      4.00%      3.00%      2.00%      1.00%      0.00%      0.00%      A shares

                                                    A CHOICE OF SHARE CLASSES 19

CLASS C SHARES SALES CHARGES
If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Fund's distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay higher ongoing expenses.

 20 A CHOICE OF SHARE CLASSES

REDUCTIONS AND WAIVERS OF SALES CHARGES
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

CLASS A SHARES SALES CHARGE REDUCTIONS AND WAIVERS
You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

o You pay no sales charges on Fund shares you buy with reinvested distributions.

o You pay a lower sales charge if you are investing an amount over a breakpoint level. See "Class A Shares Sales Charge Schedule" above.

o You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption. (Please note, you will still be charged any applicable CDSC on Class B shares you redeem.)

o By signing a LETTER OF INTENT (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. Reinvested dividends and capital gains do not count as purchases made during this period. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

o RIGHTS OF ACCUMULATION (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

                   HOW A LETTER OF INTENT CAN SAVE YOU MONEY!

   If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.50% sales load on the entire purchase. Otherwise, you might pay 4.50% on the first $49,999, then 4.00% on the next $50,000!


                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 21

ACCOUNTS THAT CAN BE AGGREGATED
You may aggregate the following types of accounts indicated below to qualify for a volume discount:

 CAN THIS TYPE OF ACCOUNT BE
  AGGREGATED?                      YES       NO
 Individual accounts              X
 Joint accounts                   X
 UGMA/UTMA accounts               X
 Trust accounts over which        X
the shareholder has
individual or shared
  authority
 Solely owned business            X
  accounts
 RETIREMENT PLANS
 Traditional and Roth IRAs        X
 SEP IRAs                         X
 SIMPLE IRAs that use the                   X
WELLS FARGO ADVANTAGE FUND  S
  prototype agreement*
 SIMPLE IRAs that do not use      X
the WELLS FARGO ADVANTAGE
  FUNDS prototype agreement
 403(b) Plan accounts**           X
 401(k) Plan accounts                       X
 OTHER ACCOUNTS
 529 Plan accounts*                         X
 Accounts held through other                X
  brokerage firms

* These accounts may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When plan assets in Fund Class A, Class B, Class C and WealthBuilder Portfolio shares (excluding Wells Fargo Advantage money market fund shares) reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.
** Effective January 1, 2009, WELLS FARGO ADVANTAGE FUNDS no longer offers new or accepts purchases in existing 403(b) accounts utilizing the WELLS FARGO ADVANTAGE FUNDS prototype agreement.

Based on the above chart, if you believe that you own Fund shares in one or more accounts that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase specifically identify those shares to your selling agent or shareholder servicing agent. For an account to qualify for a volume discount, it must be registered in the name of, or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21. Class A shares purchased at NAV will not be aggregated with other Fund shares for purposes of receiving a volume discount.

CLASS A SHARES SALES CHARGE WAIVERS FOR CERTAIN PARTIES
We reserve the right to enter into agreements that reduce or waive sales charges for groups or classes of shareholders. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you should read the materials for that account. Those terms may supercede the terms and conditions discussed here. If you fall into any of the following categories, you can buy Class A shares at NAV:

o  Current and retired employees, directors/trustees and officers of:
   o WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds);
   o Wells Fargo & Company and its affiliates; and
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

o  Current employees of:
   o the Fund's transfer agent;
   o broker-dealers who act as selling agents;
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above; and
   o the Fund's sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services.

 22 REDUCTIONS AND WAIVERS OF SALES CHARGES

o Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund's distributor that allows for load-waived Class A purchases.

o Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

o  Section 529 college savings plan accounts.

o  Insurance company separate accounts.

o Fund of Funds, including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/), subject to review and approval by Funds Management.

o Investors who held Advisor Class shares of a Wells Fargo Advantage Fund at the close of business on June 20, 2008 (the "Eligibility Time"), so long as the following conditions are met:
   o any purchases at NAV are limited to Class A shares of the same Fund in which the investor held Advisor Class shares at the Eligibility Time;
   o share purchases are made in the same account through which the investor held Advisor Class shares at the Eligibility Time;
   o the owner of the account remains the same as the account owner at the Eligibility Time; and
   o following the Eligibility Time, the account maintains a positive account balance at some time during a period of at least six months in length.

Investors who held Advisor Class shares at the Eligibility Time are also eligible to exchange their Class A shares for Class A shares of another Wells Fargo Advantage Fund without imposition of any Class A sales charges and would be eligible to make additional purchases of Class A shares of such other Fund at NAV in the account holding the shares received in exchange.

The eligibility of such investors that hold Fund shares through an account maintained by a financial institution is also subject to the following additional limitation. In the event that such an investor's relationship with and/or the services such investor receives from the financial institution subsequently changes, such investor shall thereafter no longer be eligible to purchase Class A shares at NAV. Please consult with your financial representative for further details.

o Investors who receive annuity payments under either an annuity option or from death proceeds previously invested in a Fund may reinvest such payments or proceeds in the Fund within 120 days of receiving such distribution.

o Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC WAIVERS

o You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

o We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or mandatory (withdrawals generally made after age 701/2 according to Internal Revenue Service (IRS) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)


o We waive the CDSC for redemptions made in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disabled" is defined in Internal Revenue Code Section 72(m)(7).)

o We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger or effect a Fund liquidation.

o We waive the Class C shares CDSC if the dealer of record waived its commission.

o We waive the Class C shares CDSC where a Fund did not pay a sales commission at the time of purchase.

We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 23
account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supercede the terms and conditions discussed here. Contact your selling agent for further information.

 24 REDUCTIONS AND WAIVERS OF SALES CHARGES

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------

DISTRIBUTION PLAN
The Fund has adopted a Distribution Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services or other activities including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the 12b-1 Plan. Fees paid under the 12b-1 Plan by Class B shares that are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges and the closing of a reorganization) primarily cover past sales and distribution services, as well as ongoing services to shareholders. The fees paid under this 12b-1 Plan are as follows:

 FUND                        CLASS B          CLASS C
 Stable Income Fund          0.75%            0.75%

These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than other types of sales charges.

SHAREHOLDER SERVICING PLAN
The Fund has a shareholder servicing plan. Under this plan, the Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to dealer reallowances and payments made by the Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers or other financial intermediaries. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by the Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular Fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies it may receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

                     COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS 25

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargo.com/advantagefunds.

 26 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for the Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate the Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of the Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of the Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 27

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   o through a brokerage account with an approved selling agent; or

   o through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)

 28 HOW TO OPEN AN ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.

 MINIMUM INVESTMENTS         INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
--------------------------- -------------------------------------------------- -------------------------------------
 Regular accounts            $1,000                                             $100
 IRAs, IRA rollovers, Roth     $250                                             $100
  IRAs
 UGMA/UTMA accounts             $50                                              $50
 Employer Sponsored          no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES               OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
--------------------------- -------------------------------------------------- -------------------------------------
 By Internet                 A new account may not be opened by                 o To buy additional shares or buy
---------------------------
                            Internet unless you have another Wells Fargo       shares of a new Fund, visit
                            Advantage Fund account with your bank              www.wellsfargo.com/
                            information on file. If you do not currently       advantagefunds.
                            have an account, refer to the section on           o Subsequent online purchases
                            buying shares by mail or wire.                     have a minimum of $100 and a
                            --------------------------------------------------
                                                                               maximum of $100,000. You may
                                                                               be eligible for an exception to
                                                                               this maximum. Please call
                                                                               Investor Services at
                                                                               1-800-222-8222 for more
                                                                               information.
                                                                               -----
 By Mail                     o Complete and sign your account                   o Enclose a voided check (for
---------------------------
                            application.                                       checking accounts) or a deposit
                            o Mail the application with your check made        slip (savings accounts).
                            payable to the Fund to Investor Services at:       Alternatively, include a note
                                                                               with your name, the Fund name,
                                              REGULAR MAIL
                            --------------------------------------------------
                                                                               and your account number.
                                      WELLS FARGO ADVANTAGE FUNDS
                                                                               o Mail the deposit slip or note
                                             P.O. Box 8266
                                                                               with your check made payable
                                         Boston, MA 02266-8266
                                                                               to the Fund to the address on
                                             OVERNIGHT ONLY                    the left.
                            -------------------------------------------------- -------------------------------------
                                      WELLS FARGO ADVANTAGE FUNDS
                                   c/o Boston Financial Data Services
                                              30 Dan Road
                                         Canton, MA 02021-2809
                            --------------------------------------------------
 By Telephone                A new account may not be opened by                 To buy additional shares or to buy
---------------------------
                            telephone unless you have another Wells            shares of a new Fund call:
                            Fargo Advantage Fund account with your             o Investor Services at
                            bank information on file. If you do not            1-800-222-8222 or
                            currently have an account, refer to the section    o 1-800-368-7550 for the
                            on buying shares by mail or wire.                  automated phone system.
                            -------------------------------------------------- -------------------------------------

                                                            HOW TO BUY SHARES 29

 BUYING SHARES
-----------------------------------------------------------------------------------------------------------------
                            OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
                           ---------------------------------------------- ---------------------------------------
 In Person                  Investors are welcome to visit the Investor    See instructions shown to the left.
--------------------------                                                --------------------------------------
                           Center in person to ask questions or conduct
                           any Fund transaction. The Investor Center is
                           located at 100 Heritage Reserve,
                           Menomonee Falls, Wisconsin 53051.
                           ----------------------------------------------
 By Wire                    o Complete, sign and mail your account         To buy additional shares, instruct
--------------------------
                           application (refer to the section on buying    your bank or financial institution to
                           shares by mail)                                use the same wire instructions
                           o Provide the following instructions to your   shown to the left.
                                                                          --------------------------------------
                           financial institution:
                           State Street Bank & Trust
                           Boston, MA
                           Bank Routing Number: ABA 011000028
                           Wire Purchase Account: 9905-437-1
                           Attention: WELLS FARGO ADVANTAGE FUNDS
                           (Name of Fund, Account
                           Number and any applicable
                           share class)
                           Account Name: Provide your
                           name as registered on the
                           Fund account
                           ----------------------------------------------
 Through Your Investment    Contact your investment representative.        Contact your investment
                           ----------------------------------------------
 Representative                                                           representative.
--------------------------                                                --------------------------------------

GENERAL NOTES FOR BUYING SHARES

   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We allow a reduced minimum initial investment of $50 if you sign up for at least a $50 monthly automatic investment purchase plan. If you opened your account with the set minimum amount shown in the above chart, you may make reduced subsequent purchases for a minimum of $50 a month through an automatic investment plan. We may also waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check specific disclosure statements and applications for the program through which you intend to invest.

 30 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.


 SELLING SHARES   TO SELL SOME OR ALL OF YOUR SHARES
---------------- ----------------------------------------------------------------------
 By Internet      Visit our Web site at www.wellsfargo.com/advantagefunds.
----------------
                 Redemptions requested online are limited to a maximum of
                 $100,000. You may be eligible for an exception to this maximum.
                 Please call Investor Services at 1-800-222-8222 for more
                 information.
                 ----------------------------------------------------------------------
 By Mail          o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                 dollar amount you wish to receive (or write "Full Redemption"
                 to redeem your remaining account balance) to the address
                 below.
                 o Make sure all account owners sign the request exactly as their names appear on the account application.
                 o  A medallion guarantee may be required under certain
                 circumstances (see "General Notes for Selling Shares").
                                                  REGULAR MAIL
---------------- ----------------------------------------------------------------------
                                      WELLS FARGO ADVANTAGE FUNDS
                                             P.O. Box 8266
                                         Boston, MA 02266-8266
                                            OVERNIGHT ONLY
                 ----------------------------------------------------------------------
                                      WELLS FARGO ADVANTAGE FUNDS
                                  c/o Boston Financial Data Services
                                              30 Dan Road
                                         Canton, MA 02021-2809
                 ----------------------------------------------------------------------
 By Wire          o To arrange for a Federal Funds wire, call 1-800-222-8222.
----------------
                 o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                 o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                 o There is a $10 fee for each request.
                 ----------------------------------------------------------------------
 In Person        Investors are welcome to visit the Investor Center in person to ask
----------------
                 questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls,
                 Wisconsin 53051.
                 ----------------------------------------------------------------------

                                                           HOW TO SELL SHARES 31

 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ------------------------------------------------------------------
 By Telephone /              o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer  use the automated phone system 1-800-368-7550.
---------------------------
(EFT)
-----------------------  --
                            o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                            application or subsequently in writing.
                            o Redemption requests may not be made by phone if the
                            address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                            o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                            or transferred to a linked bank account.
                            o Transfers made to a Wells Fargo Bank account are made
                            available sooner than transfers to an unaffiliated institution.
                            o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                            market funds, and next day for all other WELLS FARGO ADVANTAGE
                            FUNDS.
                            o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                            NOTE: Telephone transactions such as redemption requests
                            made over the phone generally require only one of the
                            account owners to call unless you have instructed us
                            otherwise.
                            -----------------------------------------------------------------
 Through Your Investment     Contact your investment representative.
  Representative

--------------------------- -----------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

   o CDSC FEESOR REDEMPTION FEES. Your redemption proceeds are net of any CDSC fees and/or redemption fees.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

 32 HOW TO SELL SHARES

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

                                                           HOW TO SELL SHARES 33

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts), with the following exceptions:

   o Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund; and

   o Class C shares of non-money market funds may be exchanged for Class C shares of the Wells Fargo Advantage Money Market Fund. Class C shares of non-money market funds may no longer be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund.

o An exchange request will be processed on the same business day, provided that both Funds are open at the time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to investment performance.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum subsequent purchase amounts.

o Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule and will be charged the CDSC applicable to the original shares upon redemption.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Fund actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to the Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis. If a shareholder

 34 HOW TO EXCHANGE SHARES
redeems more than $5,000 (including redemptions that are part of an exchange transaction) from a Fund, that shareholder will be "blocked" from purchasing shares of that Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to:

o  Money market funds;

o  Ultra-short funds;

o  Purchases of shares through dividend reinvestments;

o Systematic purchases, redemptions or exchanges where a financial intermediary maintaining a shareholder account identifies the transaction as a systematic purchase, redemption or exchange at the time of the transaction;

o Rebalancing transactions within certain asset allocation or "wrap" programs where the financial intermediary maintaining a shareholder account is able to identify the transaction as part of an asset allocation program approved by Funds Management;

o Transactions initiated by a registered "fund of funds" or Section 529 Plan into an underlying fund investment;

o Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships, withdrawals of shares acquired by participants through payroll deductions, and shares purchased or redeemed by a participant in connection with plan loans; and

o Purchases below $5,000 (including purchases that are part of an exchange transaction).

In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and described in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about the restrictions or limitations on trading activity that will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plans and registered funds of funds.

                                                       HOW TO EXCHANGE SHARES 35

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. In addition, each transaction in an Automatic Exchange Plan must be for a minimum of $100. This feature may not be available for certain types of accounts.

o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more;
   o must request a minimum redemption of $100;
   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including Traditional IRAs and Roth IRAs.

o  Small Business Retirement Plans, including Simple IRAs and SEP IRAs.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

 36 ACCOUNT POLICIES

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your Fund prospectuses, shareholder reports and other Fund documents electronically in lieu of paper form by enrolling on the Fund's Web site at www.wellsfargo.com/advantagedelivery. If you make this election, you will be notified by e-mail when the most recent Fund documents are available for electronic viewing and downloading.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Fund's Web site at www.wellsfargo.com/advantagefunds. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by visiting www.wellsfargo.com/advantagedelivery.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 37

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds generally make distributions of any net investment income monthly and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

 38 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to the Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from the Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders should not expect, except for those of the Strategic Income Fund, to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. These reduced rates of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Fund distributions; however, such reduced rates may apply to distributions from the Strategic Income Fund.

Distributions from the Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital. Estimates of inflation may be used in the determination of monthly income distribution rates.

If you buy shares of the Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of the Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

                                                                        TAXES 39

ADDITIONAL PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

This section contains additional information regarding performance of the Fund. The sub-section below titled "Index Descriptions" defines the market indices that are referenced in the Fund Summaries. The sub-section below titled "Share Class Performance" provides history for specified share classes of certain Funds.

INDEX DESCRIPTIONS
The "Average Annual Total Returns" table in the Fund's Fund Summary compares the Fund's returns with those of at least one broad-based market index. Below are descriptions of each such index. You cannot invest directly in an index.

BARCLAYS CAPITAL 9-12 MONTH   The Barclays Capital 9-12 Months U.S. Short Treasury Index includes aged U.S.treasury bills,
U.S. SHORT TREASURY INDEX     notes and bonds with a remaining maturity from 9 up to (but not including) 12 months. It excludes zero coupon strips. The Barclays Capital 9-12 Months U.S. Short Treasury Index
                              provides an approximation of the interest rate risk of the Fund's portfolio (as measured by duration), but the credit risk of the Index is significantly different than that of the Fund due to differences in portfolio composition. You cannot invest directly in an index.

BARCLAYS CAPITAL U.S. 1-3     The Barclays Capital U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component
  YEAR
GOVERNMENT/CREDIT BOND        of the Barclays Capital Government/Credit Bond Index which includes securities in the
INDEX                         Government and Credit Indices. The Government Index includes treasuries (I.E., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (I.E., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Barclays Capital 1-3 Year U.S.
                              Government/Credit Bond Index provides an approximate comparison to the credit risk of the Fund's portfolio, however, its interest rate risk (as measured by duration) may be significantly greater than that of the Fund. You cannot invest directly in an index.

BARCLAYS CAPITAL 9-12 MONTHS  The Barclays Capital 9-12 Months Short-Term U.S. Government/Credit Bond Index is the 9-12
SHORT-TERM U.S. GOVERNMENT/   month component of the Short-Term U.S. Government/Credit Bond Index, which contains
CREDIT BOND INDEX             securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short-Term U.S. Government/
                              Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. The
                              Barclays Capital 9-12 Months Short-Term U.S. Government/Credit Bond Index provides the most appropriate comparison to the Fund with respect to interest rate risk (as measured by duration) and credit risk (based on the composition of the Index and the Fund's portfolio).
                              However, the limited performance history of the Index does not allow for comparison to all periods of the Fund's performance. The Index has an inception date of August 1, 2004. You cannot invest directly in an index.

 40 ADDITIONAL PERFORMANCE INFORMATION

SHARE CLASS PERFORMANCE
The performance history of share classes of certain Funds is included below due to events such as a share class's commencement of operations, a Fund's change in sub-adviser, share class modifications, mergers or reorganizations, renamed share classes, etc., that may have taken place during the periods of performance shown in the "Calendar Year Total Returns" and "Average Annual Total Returns" presented in the Fund Summaries. For example, with respect to the commencement of operations of a share class, details regarding the identity of an older predecessor share class of a newer share class of an applicable Fund, including any adjustments to reflect certain fees or expenses paid by the newer share class or inclusion of non-applicable expenses of the older predecessor share class, are listed below.

   o STABLE INCOME FUND - CLASS A, CLASS B AND CLASS C SHARES. Class A shares incepted on May 2, 1996. Class B shares incepted on May 17, 1996. Class C shares incepted on June 30, 2003. Performance shown prior to the inception of the Class C shares reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses.

A Fund's past performance is no guarantee of future results. A Fund's investment results will fluctuate over time, and any representation of the Fund's returns for any past period should not be considered as a representation of what a Fund's returns may be in any future period. The Fund's annual and semi-annual reports contain additional performance information and are available upon request, without charge, by calling the telephone number listed on the back cover page of this Prospectus.

                                           ADDITIONAL PERFORMANCE INFORMATION 41

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period through May 31, 2009. The information, along with the report of an independent registered public accounting firm and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

 42 FINANCIAL HIGHLIGHTS

STABLE INCOME FUND
CLASS A SHARES-COMMENCED ON MAY 2, 1996
For a share outstanding throughout each period

                                 MAY 31, 2009 TO
                               NOVEMBER 30, 2009       MAY 31,       MAY 31,      MAY 31,      MAY 31,       MAY 31,
 FOR THE PERIOD ENDED:            (UNAUDITED)           2009          2008         2007         2006          2005
 NET ASSET VALUE, BEGINNING            $9.25            $9.89         $10.27       $10.23       $10.38       $10.33
  OF PERIOD
 INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income              0.06/1/             0.32           0.42         0.43      0.40/1/         0.16
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                       0.39            (0.64)         (0.38)        0.05        (0.15)        0.03
                                  ----------           ------        -------      -------     --------      -------
  Total from investment                 0.45            (0.32)          0.04         0.48         0.25         0.19
                                  ----------           ------        -------      -------     --------      -------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                              (0.11)           (0.32)         (0.42)       (0.44)       (0.40)       (0.14)
  Distributions from net                0.00             0.00           0.00         0.00         0.00         0.00
  realized gain
  Return of capital                     0.00             0.00           0.00         0.00         0.00         0.00
                                  ----------           ------        -------      -------     --------      -------
  Total distributions                  (0.11)           (0.32)         (0.42)       (0.44)       (0.40)       (0.14)
                                  ----------           ------        -------      -------     --------      -------
 NET ASSET VALUE, END OF               $9.59            $9.25          $9.89       $10.27       $10.23       $10.38
                                  ==========           ======        =======      =======     ========      =======
  PERIOD
 TOTAL RETURN/2/                        4.71%           (3.24)%         0.35%        4.80%        2.47%        1.87%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $36,139          $32,958        $43,897      $48,629      $64,827      $83,406
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3,4/              1.28%            3.30%          4.14%        4.18%        3.83%        1.48%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3,4/                        0.93%            0.94%          0.96%        1.00%        1.06%        1.00%
  Waived fees and reimbursed           (0.35)%          (0.09)%        (0.11)%      (0.15)%      (0.19)%      (0.10)%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3,4/                        0.85%/5/         0.85%          0.85%        0.85%        0.87%        0.90%
  Portfolio turnover                       5%               7%            22%          21%          23%          43%
  rate/5,6/

1 Calculated based upon average shares outstanding. Portfolio turnover rates presented for periods of less than one year are not annualized.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes expenses allocated from the Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a Master portfolio.


                                                         FINANCIAL HIGHLIGHTS 43

STABLE INCOME FUND
CLASS B SHARES-COMMENCED ON MAY 17, 1996
For a share outstanding throughout each period

                                 MAY 31, 2009 TO
                               NOVEMBER 30, 2009      MAY 31,       MAY 31,       MAY 31,      MAY 31,       MAY 31,
 FOR THE PERIOD ENDED:            (UNAUDITED)          2009          2008          2007         2006          2005
 NET ASSET VALUE, BEGINNING            $9.25           $9.88        $10.26        $10.22        $10.37       $10.32
  OF PERIOD
 INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income              0.03/1/            0.25          0.34          0.34       0.32/1/         0.08
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                       0.39           (0.63)        (0.38)         0.06         (0.15)        0.03
                                  ----------          ------       -------       -------      --------      -------
  Total from investment                 0.42           (0.38)        (0.04)         0.40          0.17         0.11
                                  ----------          ------       -------       -------      --------      -------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                              (0.08)          (0.25)        (0.34)        (0.36)        (0.32)       (0.06)
  Distributions from net                0.00            0.00          0.00          0.00          0.00         0.00
  realized gain
  Return of capital                     0.00            0.00          0.00          0.00          0.00         0.00
                                  ----------          ------       -------       -------      --------      -------
  Total distributions                  (0.08)          (0.25)        (0.34)        (0.36)        (0.32)       (0.06)
                                  ----------          ------       -------       -------      --------      -------
 NET ASSET VALUE, END OF               $9.59           $9.25         $9.88        $10.26        $10.22       $10.37
                                  ==========          ======       =======       =======      ========      =======
  PERIOD
 TOTAL RETURN/2/                        4.39%          (3.90)%       (0.42)%        3.98%         1.69%        1.00%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period           $1,021          $1,164        $2,222        $4,389       $11,519      $20,970
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/                0.60%           2.57%         3.40%         3.40%         3.06%        0.75%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3,4/                        1.68%           1.69%         1.71%         1.75%         1.81%        1.75%
  Waived fees and reimbursed           (0.08)%         (0.09)%       (0.11)%       (0.15)%       (0.19)%      (0.10)%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3,4/                        1.60%           1.60%         1.60%         1.60%         1.62%        1.65%
  Portfolio turnover                       5%              7%           22%           21%           23%          43%
  rate/5,6/

1 Calculated based upon average shares outstanding. Portfolio turnover rates presented for periods of less than one year are not annualized.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes expenses allocated from the Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a Master portfolio.

 44 FINANCIAL HIGHLIGHTS

STABLE INCOME FUND
CLASS C SHARES-COMMENCED ON JUNE 30, 2003
For a share outstanding throughout each period

                                 MAY 31, 2009 TO
                               NOVEMBER 30, 2009      MAY 31,         MAY 31,          MAY 31,         MAY 31,          MAY 31,
 FOR THE PERIOD ENDED:            (UNAUDITED)          2009            2008             2007            2006             2005
 NET ASSET VALUE, BEGINNING            $9.22            $9.85          $10.24           $10.20          $10.35           $10.30
  OF PERIOD
 INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income              0.02/1/             0.23            0.34             0.36         0.32/1/             0.07
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                       0.40            (0.61)          (0.39)            0.05           (0.15)            0.04
                                  ----------           ------         -------          -------        --------          -------
  Total from investment                 0.42            (0.38)          (0.05)            0.41            0.17             0.11
                                  ----------           ------         -------          -------        --------          -------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                              (0.08)           (0.25)          (0.34)           (0.37)          (0.32)           (0.06)
  Distributions from net                0.00             0.00            0.00             0.00            0.00             0.00
  realized gain
  Return of capital                     0.00             0.00            0.00             0.00            0.00             0.00
                                  ----------           ------         -------          -------        --------          -------
  Total distributions                  (0.08)           (0.25)          (0.34)           (0.37)          (0.32)           (0.06)
                                                       ------         -------          -------        --------          -------
 NET ASSET VALUE, END OF               $9.56            $9.22           $9.85           $10.24          $10.20           $10.35
                                  ==========           ======         =======          =======        ========          =======
  PERIOD
 TOTAL RETURN/2/                        4.34%           (3.89)%         (0.49)%           4.03%           1.70%            1.10%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $$3,966           $3,216          $4,049           $3,935          $4,355           $7,137
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/3/                0.46%            2.55%           3.37%            3.43%           3.07%            0.74%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3/                          1.68%            1.68%/4/        1.71%/4/         1.75%/4/        1.81%/4/         1.75%/4/
  Waived fees and reimbursed           (0.08)%          (0.08)%         (0.11)%          (0.15)%         (0.19)%          (0.10)%
  expenses/3/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/3,4/                        1.60%            1.60%           1.60%            1.60%           1.62%            1.65%
  Portfolio turnover                       5%               7%             22%              21%             23%              43%
  rate/5,7/

1 Calculated based upon average shares outstanding. Portfolio turnover rates presented for periods of less than one year are not annualized.
2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Returns for periods of less than one year are not annualized.
3 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
4 Includes expenses allocated from the Portfolio(s) in which the Fund invests. 5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 Portfolio turnover rate represents the activity from the Fund's investment in a Master portfolio.

                                                         FINANCIAL HIGHLIGHTS 45

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on the Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period. The Report of Independent Registered Public Accounting Firm and the Fund's audited financial statements included in the Fund's most recent audited annual report are incorporated by reference into this Prospectus.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
To obtain information regarding the Wells Fargo Advantage Funds, visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090 for operational information) or the SEC's Internet site at www.sec.gov.
To obtain copies of information about Wells Fargo Advantage Funds from the SEC for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]


                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                                   060IFR/P1001A
                                                          ICA Reg. No. 811-09253

(Copyright) 2010 Wells Fargo Funds Management, LLC. All rights reserved.

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                 JUNE 21, 2010

                                   Prospectus

                              Administrator Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  INCOME FUNDS
Stable Income Fund - NVSIX

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND SUMMARIES
A SUMMARY OF INFORMATION ABOUT THE FUND, INCLUDING: INVESTMENT OBJECTIVE, FEES AND EXPENSES, PORTFOLIO TURNOVER, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, MANAGEMENT OF THE FUND, TRANSACTION POLICIES AND TAX INFORMATION

Stable Income Fund Summary      2
Summary of Important            6
  Information Regarding
   Purchase and Sale of Fund
  Shares

--------------------------------------------------------------------------------

THE FUND
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

Key Fund Information         8
Stable Income Fund           9
Description of Principal    11
  Investment Risks
Portfolio Holdings          14
  Information

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF
THE FUND
INFORMATION ABOUT THE FUND'S ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY


Organization and Management     15
  of the Fund
About Wells Fargo Funds Trust   15
The Investment Adviser and      15
  Portfolio Managers
The Sub-Adviser and             17
  Portfolio Managers

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES

Compensation to Dealers and    18
  Shareholder
   Servicing Agents
Pricing Fund Shares            19
How to Buy Shares              20
How to Sell Shares             22
How to Exchange Shares         24
Account Policies               26

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                     28
Taxes                             28
Additional Performance            29
  Information
Financial Highlights              31
For More Information      Back Cover

STABLE INCOME FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Stable Income Fund seeks current income consistent with capital preservation.

FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

 SHAREHOLDER FEES (fees paid
directly from your
  investments)
  Maximum sales charge                   None
  (load) imposed on purchases
  Maximum deferred sales                 None
  charge (load)

          ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of
          the value of your investment)
  Management Fees                       0.40%
  Distribution (12b-1) Fees             0.00%
  Other Expenses                        0.44%
  TOTAL ANNUAL FUND                     0.84%
  OPERATING EXPENSES
  Fee Waivers                           0.19%
  TOTAL ANNUAL FUND                     0.65%
OPERATING EXPENSES AFTER FE  E
  WAIVER/1/

1 The adviser has contractually committed through September 30, 2010, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratio shown. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same, although your actual costs may be higher or lower.

   1 Year      $    66
   3 Years     $   249
   5 Years     $   447
  10 Years     $ 1,020

 2 STABLE INCOME FUND SUMMARY

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
We invest principally in income-producing debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include U.S. dollar-denominated debt securities of foreign issuers. We only purchase investment-grade securities, though we may continue to hold a security that falls below investment-grade. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective duration to be between 0.7 to 1.2 years.

We emphasize investments in the debt securities market with higher yield and return expectations than U.S. Treasury securities. Our security selection process is based on a disciplined valuation process that considers cash flow, liquidity, quality and general economic sentiment. We then purchase those securities that we believe offer the best relative value. We tend to buy and hold these securities, which results in a relatively lower turnover strategy.

We will sell securities based on deteriorating credit, overvaluation or to replace them with more attractively valued issues.

The Fund formerly was a gateway fund that invested substantially all of its assets in the Stable Income Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. Effective at the close of business on June 18, 2010, the Fund has withdrawn its interests in the Stable Income Portfolio and now invests directly in a portfolio of securities.

PRINCIPAL INVESTMENT RISKS
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

DEBT SECURITIES RISK. The issuer of a debt security may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of debt securities or reduce the Portfolio's returns.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments. ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired without adversely affecting the price.

MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

MORTGAGE- AND ASSET-BACKED SECURITIES RISK. Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgage or assets occur and may exhibit additional volatility in periods of changing interest rates.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

U.S. GOVERNMENT OBLIGATIONS RISK. U.S. Government obligations may be adversely impacted by changes in interest rates, and may not be backed by the full faith and credit of the U.S. Government.

                                                    STABLE INCOME FUND SUMMARY 3

--------------------------------------------------------------------------------
PERFORMANCE
The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.

[GRAPHIC APPEARS HERE]

                                       CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                                     ADMINISTRATOR CLASS (Incepted on November 11, 1994)
2000                          2001       2002       2003       2004       2005       2006       2007        2008       2009
6.99%                         5.88%      3.24%      1.68%      1.25%      2.49%      4.43%      4.02%       -6.90%     8.33%

             BEST AND WORST QUARTER
  Best Quarter:       Q2    2009       3.23%
  Worst Quarter:      Q4    2008      -4.13%

          The Fund's year-to-date performance through March 31, 2010, was
          2.28%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                     1 YEAR       5 YEARS       10 YEARS
    ADMINISTRATOR CLASS            8.33%        2.35%          3.06%
  (Incepted on November 11,
  1994)
    Returns Before Taxes
    ADMINISTRATOR CLASS            7.28%        1.02%          1.73%
  (Incepted on November 11,
  1994)
    Returns After Taxes on
Distributions
    ADMINISTRATOR CLASS            5.38%        1.23%          1.81%
  (Incepted on November 11,
  1994)
    Returns After Taxes on
Distributions and Sale of
Fund Shares
  BARCLAYS CAPITAL 9-12            0.76%        3.63%          3.66%
MONTHS U.S. SHORT TREASURY
  INDEX
    (reflects no deduction
  for expenses or taxes)
  BARCLAYS CAPITAL U.S.            3.83%        4.32%          4.86%
1-3 YEAR GOVERNMENT/CREDIT
  BOND INDEX
    (reflects no deduction
  for fees, expenses or
  taxes)
  BARCLAYS CAPITAL 9-12            1.64%        3.81%           N/A
MONTHS SHORT-TERM U.S.
  GOVERNMENT/CREDIT
    BOND INDEX
    (reflects no deduction
  for fees, expenses or
  taxes)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC

 SUB-ADVISER         PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Galliard Capital    RICHARD MERRIAM, CFA, Portfolio Manager / 2004
 Management, Inc.   AJAY MIRZA, CFA, Portfolio Manager / 2004

 4 STABLE INCOME FUND SUMMARY

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 6 of the Prospectus. The Board of Trustees has approved the reorganization of the Fund into another Wells Fargo Advantage Fund, subject to the satisfaction of a number of conditions, including approval by Fund shareholders.

                                                    STABLE INCOME FUND SUMMARY 5

SUMMARY OF IMPORTANT INFORMATION REGARDING PURCHASE AND SALE OF FUND SHARES TRANSACTION POLICIES
Administrator Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that may charge their customers transaction or other fees.

 INSTITUTIONS PURCHASING       TO PLACE ORDERS OR REDEEM SHARES
----------------------------- -------------------------------------------
  FUND SHARES
-----------------------------
 OPENING AN ACCOUNT            MAIL: WELLS FARGO ADVANTAGE FUNDS
 Institutions which           P.O. Box 8266
currently have another
  account with
 WELLS FARGO ADVANTAGE FUNDS  Boston, MA 02266-8266
  may open an account by
 phone or internet. If the    INTERNET:www.wellsfargo.com/advantagefunds
institution does not have
  an
 account, contact your        PHONE OR WIRE: 1-800-222-8222 or
  investment representative.
 FOR MORE INFORMATION         1-800-368-7550
 See HOW TO BUY SHARES        IN PERSON: Investor Center
  beginning on page 20 of the
 Prospectus                   100 Heritage Reserve
                              Menomonee Falls,Wisconsin 53051.
                              CONTACT YOUR INVESTMENT REPRESENTATIVE.

TAX INFORMATION
Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

 6 SUMMARY OF IMPORTANT INFORMATION REGARDING PURCHASE AND SALE OF FUND SHARES

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Fund is distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about a Fund within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-adviser, or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS AND PRINCIPAL INVESTMENT STRATEGIES The investment objective of the Fund in this Prospectus is non-fundamental;
that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o  what makes the Fund different from other Funds.

This section also provides a summary of the Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for the Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

 8 KEY FUND INFORMATION

STABLE INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUB-ADVISER
Galliard Capital Management, Inc.
PORTFOLIO MANAGERS
Richard Merriam, CFA
Ajay Mirza, CFA
FUND INCEPTION:
11/11/1994
ADMINISTRATOR CLASS
Ticker: NVSIX
Fund Number: 79

INVESTMENT OBJECTIVE
The Stable Income Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in income-producing debt securities;
   and

o up to 20% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in income-producing debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include U.S. dollar-denominated debt securities of foreign issuers. We only purchase investment-grade securities, though we may continue to hold a security that falls below investment-grade. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's dollar-weighted average effective duration to be between 0.7 to 1.2 years.

We emphasize investments in the debt securities market with higher yield and return expectations than U.S. Treasury securities. Our security selection process is based on a disciplined valuation process that considers cash flow, liquidity, quality and general economic sentiment. We then purchase those securities that we believe offer the best relative value. We tend to buy and hold these securities, which results in a relatively lower turnover strategy. We will sell securities based on deteriorating credit, overvaluation or to replace them with more attractively valued issues.

The Fund formerly was a gateway fund that invested substantially all of its assets in the Stable Income Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. Effective at the close of business on June 18, 2010, the Fund has withdrawn its interests in the Stable Income Portfolio and now invests directly in a portfolio of securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                            STABLE INCOME FUND 9

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Debt Securities Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Issuer Risk
   o Leverage Risk

   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Mortgage- and Asset-Backed Securities Risk
   o Regulatory Risk
   o U.S. Government Obligations Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value, yield and total return. These risks are described in the "Description of Principal Investment Risks" section.

 10 STABLE INCOME FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for the Fund have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.

COUNTER-PARTY RISK    When a Fund enters into a repurchase agreement, an agreement where it buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the
                      Fund is exposed to the risk that the other party will not fulfill its contractual obligation.
                      Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

DEBT SECURITIES RISK  Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                      Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that market interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S. Government obligations. Debt securities with longer durations are generally more sensitive to interest rate changes than those with shorter durations. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and returns. Debt securities may also have, or become subject to, liquidity constraints.

DERIVATIVES RISK      The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                      For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 11

FOREIGN INVESTMENT RISK  Foreign investments are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

ISSUER RISK              The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.

LEVERAGE RISK            Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK           A security may not be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK          We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor does anyone we contract with to provide services, such as selling agents or investment advisers, promise to make good on any such losses.

MARKET RISK              The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets.
                         The value or liquidity of a security may decline or become illiquid due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline or become illiquid due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline or become illiquid in value simultaneously.

 12 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

MORTGAGE- AND ASSET-BACKED   Mortgage- and asset-backed securities represent interests in "pools" of mortgages or other
SECURITIES RISK              assets, including consumer loans or receivables held in trust. In addition, mortgage dollar rolls are transactions in which a Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price.
                             Mortgage- and asset-backed securities, including mortgage dollar roll transactions, are subject to certain additional risks. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

REGULATORY RISK              Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

U.S. GOVERNMENT OBLIGATIONS  U.S. Government obligations include securities issued by the U.S. Treasury, U.S. Government
RISK                         agencies or government-sponsored entities. While U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government, securities issued by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. The Government National Mortgage Association (GNMA), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal
                             Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (i.e. not backed by the full faith and credit of the U.S.
                             Government) include the Federal National Mortgage Association (FNMA) and the Federal
                             Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are subject to low but varying degrees of credit risk, and are still subject to interest rate and market risk.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 13

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Fund's Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.

 14 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Fund and approves the selection of various companies hired to manage the Fund's operations. Except for the Fund's investment advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for the Fund is available in the Funds' annual report for the fiscal year ended May 31, 2008. For the Fund's most recent fiscal year end, the advisory fee paid to Funds Management was as follows:

 ADVISORY FEES PAID
Fund Name                 AS A % OF AVERAGE DAILY NET ASSETS
 Stable Income Fund                       0.00%


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Fund and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, and principal underwriter.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.

                                      ORGANIZATION AND MANAGEMENT OF THE FUND 15

The Wells Fargo Funds Trust Board of Trustees has unanimously approved the reorganization of the specified fund ("Target Fund") listed in the table below into a certain existing Wells Fargo Advantage Fund ("Acquiring Fund") also listed in the table. The reorganization was proposed by Wells Fargo Funds Management, LLC, investment adviser to the Wells Fargo Advantage Funds.

                                                               PORTFOLIO MANAGEMENT TEAM OF
 TARGET FUND             ACQUIRING FUND                       ACQUIRING FUND
 Wells Fargo Advantage   Wells Fargo Advantage Ultra Short-    Jay Mueller, D. James Newton II, Tom
  Stable Income
 Fund                   Term Income Fund                      Price, Wells Capital Management

The reorganization is subject to the satisfaction of a number of conditions, including approval by the shareholders of the Target Fund at meetings of the shareholders that was held in June, 2010 and at which the reorganization was approved. In the reorganization, if various conditions to the closing of the reorganization are satisfied, the Acquiring Fund will receive all of the assets and assume all of the liabilities of the Target Fund, and Target Fund shareholders will receive shares of the Acquiring Fund in exchange for their shares of the Target Fund. The reorganization is intended to be a tax-free transaction and it is anticipated that no gain or loss will be recognized by shareholders as a result of the reorganization for U.S. federal income tax purposes. Additionally, fund shareholders will not incur any sales loads or similar transaction charges as a result of the reorganization.

The reorganization, if all conditions to the closing are satisfied, is expected to occur in July, 2010. Prior to the reorganization, Wells Fargo Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in this prospectus.

Additional information, including a description of the applicable reorganization and information about fees, expenses, and risk factors, was provided to record date shareholders of the Target Fund in a Prospectus/Proxy Statement in April, 2010.

The foregoing is not a solicitation of any proxy. For more information, or to receive a free copy of the Prospectus/Proxy Statement, please call 1-800-222-8222 or visit www.wellsfargo.com/advantagefunds. The Prospectus/Proxy Statement will also be available for free on the Securities and Exchange Commission's website www.sec.gov. Please read the Prospectus/Proxy Statement carefully before making any investment decisions.

 16 ORGANIZATION AND MANAGEMENT OF THE FUND

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Fund. The sub-adviser is compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the Fund. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

--------------------------------------------------------------------------------
GALLIARD CAPITAL MANAGEMENT, INC. (Galliard), an affiliate of Funds Management, located at 800 LaSalle Avenue, Suite 1100, Minneapolis, MN 55479, is the investment sub-adviser for the Stable Income Fund. In this capacity, Galliard is responsible for the day-to-day investment management of the Stable Income Fund. Galliard is a registered investment adviser that provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities.

RICHARD MERRIAM, CFA   Mr. Merriam is jointly responsible for managing the Stable Income Fund, which he has
Stable Income Fund     managed since 2004. Mr. Merriam joined Galliard at the firm's inception in 1995 as a managing partner and has since been responsible for investment process and strategy.
                       Education: B.A., Economics and English, University of Michigan; M.B.A., University of
                       Minnesota.
AJAY MIRZA, CFA        Mr. Mirza is jointly responsible for managing the Stable Income Fund, which he has
Stable Income Fund     managed since 2004. Mr. Mirza joined Galliard at the firm's inception in 1995 and has since been serving as a portfolio manager and mortgage specialist. Education: B.E.,
                       Instrumentation, Birla Institute of Technology (India), M.A., Economics, Tulane
                       University; M.B.A., University of Minnesota.

                                      ORGANIZATION AND MANAGEMENT OF THE FUND 17

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING PLAN
The Fund has a shareholder servicing plan. Under this plan, the Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to dealer reallowances and payments made by the Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers or other financial intermediaries. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by the Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular Fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies it may receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargo.com/advantagefunds.

 18 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for the Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate the Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate their NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of the Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of the Fund's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before the Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 19

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Administrator Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Fund. Specific eligibility requirements that apply to these entities include:

o Employee benefit plan programs that have at least $10 million in plan assets;

o Broker-dealer managed account or wrap programs that charge an asset-based fee;

o Registered investment adviser mutual fund wrap programs that charge an asset-based fee;

o  Internal Revenue Code Section 529 college savings plan accounts;

o Fund of Funds including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/);

o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

o  Institutions who invest a minimum initial amount of $1 million in a Fund;
   and

o Under certain circumstances and for certain groups as detailed in the Fund's Statement of Additional Information.

 INSTITUTIONS PURCHASING     OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
                            ----------------------------------------------- --------------------------------------
 SHARES DIRECTLY
---------------------------
 By Telephone or Internet    A new account may not be opened by              To buy additional shares or to buy
---------------------------
                            telephone or internet unless the institution    shares in a new Fund:
                            has another Wells Fargo Advantage Fund          o Call Investor Services at
                            account. If the institution does not currently  1-800-222-8222 or have an account, contact your investment
                                                                            o Call 1-800-368-7550 for the
                            representative.
                            -----------------------------------------------
                                                                            automated phone system or
                                                                            o visit our Web site at
                                                                            www.wellsfargo.com/
                                                                            advantagefunds
                                                                            --------------------------------------
 By Wire                                                                     To buy additional shares, instruct
---------------------------
                             o Complete and sign the Administrator Class
                                                                            your bank or financial institution to
                            account application
                                                                            use the same wire instructions
                            o Call Investor Services at 1-800-222-8222 for
                                                                            shown to the left.
                                                                            --------------------------------------
                            faxing instructions
                            o Use the following wiring instructions:
                            State Street Bank & Trust
                            Boston, MA
                            Bank Routing Number: ABA 011000028
                            Wire Purchase Account: 9905-437-1
                            Attention: WELLS FARGO ADVANTAGE FUNDS
                            (Name of Fund, Account
                            Number )
                            Account Name: Provide your
                            name as registered on the
                            Fund account
                            -----------------------------------------------

 20 HOW TO BUY SHARES

 INSTITUTIONS PURCHASING
                            OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
                           ---------------------------------------------- --------------------------------------
 SHARES DIRECTLY
----------------------------------------------------------------------------------------------------------------
 In Person                  Investors are welcome to visit the Investor    See instructions shown to the left.
--------------------------                                                -------------------------------------
                           Center in person to ask questions or conduct
                           any Fund transaction. The Investor Center is
                           located at 100 Heritage Reserve, Menomonee
                           Falls, Wisconsin 53051.
                           ----------------------------------------------
 Through Your Investment    Contact your investment representative.        Contact your investment
 Representative                                                           representative.
-------------------------- ---------------------------------------------- -------------------------------------

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Administrator Class shares on your behalf, you should understand the following:

   o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

   o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Administrator Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

   o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

   o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

   o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

                                                            HOW TO BUY SHARES 21

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Administrator Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.

 INSTITUTIONS SELLING SHARES   TO SELL SOME OR ALL OF YOUR SHARES
----------------------------- ---------------------------------------------------------------------
  DIRECTLY
-----------------------------
 By Telephone /                o To speak with an investor services representative call
 Electronic Funds Transfer    1-800-222-8222 or use the automated phone system at
-----------------------------
(EFT)
-------------------------  --
                              1-800-368-7550.
                              o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                              market funds, and next day for all other WELLS FARGO ADVANTAGE
                              FUNDS.
                              o Transfers made to a Wells Fargo Bank account are made
                              available sooner than transfers to an unaffiliated institution.
                              o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                              NOTE: Telephone transactions such as redemption requests
                              made over the phone generally require only one of the
                              account owners to call unless you have instructed us
                              otherwise.
                              --------------
 By Wire                       o To arrange for a Federal Funds wire, call 1-800-222-8222.
-----------------------------
                              o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                              o Redemption proceeds are usually wired to the financial
                              intermediary the following business day.
                              ---------------------------------------------------------------------
 By Internet                   Visit our Web site at www.wellsfargo.com/advantagefunds.
----------------------------- ---------------------------------------------------------------------
 In Person                     Investors are welcome to visit the Investor Center in person to ask
-----------------------------
                              questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                              53051.
                              --------------
 Through Your Investment       Contact your investment representative.
  Representative
----------------------------- --------------

GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts

 22 HOW TO SELL SHARES
     with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

                                                           HOW TO SELL SHARES 23

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts).

o An exchange request will be processed on the same business day, provided that both Funds are open at the time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to investment performance.

o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum subsequent purchase amounts.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Fund actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to the Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis.

If a shareholder redeems more than $5,000 (including redemptions that are part of an exchange transaction) from a Fund, that shareholder will be "blocked" from purchasing shares of that Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption. This modified policy will not apply to:

o  Money market funds;

o  Ultra-short funds;

o  Purchases of shares through dividend reinvestments;

 24 HOW TO EXCHANGE SHARES

o Systematic purchases, redemptions or exchanges where a financial intermediary maintaining a shareholder account identifies the transaction as a systematic purchase, redemption or exchange at the time of the transaction;

o Rebalancing transactions within certain asset allocation or "wrap" programs where the financial intermediary maintaining a shareholder account is able to identify the transaction as part of an asset allocation program approved by Funds Management;

o Transactions initiated by a registered "fund of funds" or Section 529 Plan into an underlying fund investment;

o Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships, withdrawals of shares acquired by participants through payroll deductions, and shares purchased or redeemed by a participant in connection with plan loans;

o Purchases below $5,000 (including purchases that are part of an exchange transaction). In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations;

o A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and described in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about the restrictions or limitations on trading activity that will be applied to your account; and

o Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plans and registered funds of funds.

                                                       HOW TO EXCHANGE SHARES 25

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Fund most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including Traditional IRAs and Roth IRAs.

o  Small Business Retirement Plans, including Simple IRAs and SEP IRAs.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your Fund prospectuses, shareholder reports and other Fund documents electronically in lieu of paper form by enrolling on the Fund's Web site at www.wellsfargo.com/advantagedelivery. If you make this election, you will be notified by e-mail when the most recent Fund documents are available for electronic viewing and downloading.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Fund's Web site at www.wellsfargo.com/advantagefunds. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by visiting www.wellsfargo.com/advantagedelivery.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

 26 ACCOUNT POLICIES

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 27

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds generally make distributions of any net investment income at least monthly and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.
TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to the Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from the Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from the Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders should not expect to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. These reduced rates of tax will expire after December 31, 2010. In general, reduced rates of taxation on qualified dividend income will not apply to Fund distributions.

Distributions from the Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital. Estimates of inflation may be used in the determination of monthly income distribution rates.

If you buy shares of the Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of the Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

 28 TAXES

ADDITIONAL PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

This section contains additional information regarding performance of the Fund. The sub-section below titled "Index Descriptions" defines the market indices that are referenced in the Fund Summaries. The sub-section below titled "Share Class Performance" provides history for specified share classes of certain Funds.

INDEX DESCRIPTIONS
The "Average Annual Total Returns" table in the Fund's Fund Summary compares the Fund's returns with those of at least one broad-based market index. Below are descriptions of each such index. You cannot invest directly in an index.

BARCLAYS CAPITAL 9-12 MONTH   The Barclays Capital 9-12 Months U.S. Short Treasury Index includes aged U.S.treasury bills,
U.S. SHORT TREASURY INDEX     notes and bonds with a remaining maturity from 9 up to (but not including) 12 months. It excludes zero coupon strips. The Barclays Capital 9-12 Months U.S. Short Treasury Index
                              provides an approximation of the interest rate risk of the Fund's portfolio (as measured by duration), but the credit risk of the Index is significantly different than that of the Fund due to differences in portfolio composition. You cannot invest directly in an index.

BARCLAYS CAPITAL U.S. 1-3     The Barclays Capital U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component
  YEAR
GOVERNMENT/CREDIT BOND        of the Barclays Capital Government/Credit Bond Index which includes securities in the
INDEX                         Government and Credit Indices. The Government Index includes treasuries (I.E., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (I.E., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The Barclays Capital 1-3 Year U.S.
                              Government/Credit Bond Index provides an approximate comparison to the credit risk of the Fund's portfolio, however, its interest rate risk (as measured by duration) may be significantly greater than that of the Fund. You cannot invest directly in an index.

BARCLAYS CAPITAL 9-12 MONTHS  The Barclays Capital 9-12 Months Short-Term U.S. Government/Credit Bond Index is the 9-12
SHORT-TERM U.S. GOVERNMENT/   month component of the Short-Term U.S. Government/Credit Bond Index, which contains
CREDIT BOND INDEX             securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short-Term U.S. Government/
                              Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. The
                              Barclays Capital 9-12 Months Short-Term U.S. Government/Credit Bond Index provides the most appropriate comparison to the Fund with respect to interest rate risk (as measured by duration) and credit risk (based on the composition of the Index and the Fund's portfolio).
                              However, the limited performance history of the Index does not allow for comparison to all periods of the Fund's performance. The Index has an inception date of August 1, 2004. You cannot invest directly in an index.

                                           ADDITIONAL PERFORMANCE INFORMATION 29

SHARE CLASS PERFORMANCE
The performance history of share classes of certain Funds is included below due to events such as a share class's commencement of operations, a Fund's change in sub-adviser, share class modifications, mergers or reorganizations, renamed share classes, etc., that may have taken place during the periods of performance shown in the "Calendar Year Total Returns" and "Average Annual Total Returns" presented in the Fund Summaries. For example, with respect to the commencement of operations of a share class, details regarding the identity of an older predecessor share class of a newer share class of an applicable Fund, including any adjustments to reflect certain fees or expenses paid by the newer share class or inclusion of non-applicable expenses of the older predecessor share class, are listed below.

   o STABLE INCOME FUND - ADMINISTRATOR CLASS SHARES. Administrator Class shares incepted on November 11, 1994.

A Fund's past performance is no guarantee of future results. A Fund's investment results will fluctuate over time, and any representation of the Fund's returns for any past period should not be considered as a representation of what a Fund's returns may be in any future period. The Fund's annual and semi-annual reports contain additional performance information and are available upon request, without charge, by calling the telephone number listed on the back cover page of this Prospectus.

 30 ADDITIONAL PERFORMANCE INFORMATION

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). An independent registered public accounting firm has audited the information for each period through May 31, 2009. The information, along with the report of an independent registered public accounting firm and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

                                                         FINANCIAL HIGHLIGHTS 31

STABLE INCOME FUND
ADMINISTRATOR CLASS/1/ SHARES-COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period

                                 MAY 31, 2009 TO
                               NOVEMBER 30, 2009       MAY 31,        MAY 31,          MAY 31,          MAY 31,          MAY 31,
 FOR THE PERIOD ENDED:            (UNAUDITED)           2009           2008             2007             2006             2005
 NET ASSET VALUE, BEGINNING             $9.25           $9.88         $10.27           $10.23           $10.38           $10.33
  OF PERIOD
 INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income               0.08/2/            0.34           0.44             0.45          0.42/2/             0.20
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                        0.38           (0.63)         (0.39)            0.05            (0.15)            0.02
                                   ----------          --------      -------          -------         --------          -------
  Total income from
investment
   operations                            0.46           (0.29)          0.05             0.50             0.27             0.22
                                   ----------          --------      -------          -------         --------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                               (0.12)          (0.34)         (0.44)           (0.46)           (0.42)           (0.17)
  Distributions from net                 0.00            0.00           0.00             0.00             0.00             0.00
  realized gain
  Return of capital                      0.00            0.00           0.00             0.00             0.00             0.00
                                   ----------          --------      -------          -------         --------          -------
  Total distributions                   (0.12)          (0.34)         (0.44)           (0.46)           (0.42)           (0.17)
                                   ----------          --------      -------          -------         --------          -------
 NET ASSET VALUE, END OF                $9.59           $9.25          $9.88           $10.27           $10.23           $10.38
                                   ==========          ========      =======          =======         ========          =======
  PERIOD
 TOTAL RETURN/3/                         4.82%          (2.95)%         0.45%            5.01%            2.70%            2.14%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period          $154,225         $189,837       $257,752         $312,988         $366,798         $356,223
  (000s)
  Ratio of net investment
income (loss) to
   average net assets/4/                 1.75%           3.51%          4.34%            4.38%            4.08%            1.76%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/4/                           0.85            0.86%/5/       0.78%/5/         0.81%/5/         0.88%/5/         0.68%/5/
  Waived fees and reimbursed             0.20%          (0.21)%        (0.13)%          (0.16)%          (0.23)%          (0.03)%
  expenses/4/
  Ratio of expenses to
average net assets
   after waived fees and
reimbursed
   expenses/4,5/                         0.65%           0.65%          0.65%            0.65%            0.65%            0.65%
  Portfolio turnover                        5%              7%            22%              21%              23%              43%
  rate/6,7/

1 Formerly named the Institutional Class.
2 Calculated based upon average shares outstanding. Portfolio turnover rates presented for periods of less than one year are not annualized.
3 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and reimbursed, as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements.
5 Includes expenses allocated from the Portfolio(s) in which the Fund invests. 6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Portfolio turnover rate represents the activity from the Fund's investments in a Master portfolio.

 32 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on the Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period. The Report of Independent Registered Public Accounting Firm and the Fund's audited financial statements included in the Fund's most recent audited annual report are incorporated by reference into this Prospectus.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
To obtain information regarding the Wells Fargo Advantage Funds, visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090 for operational information) or the SEC's Internet site at www.sec.gov.
To obtain copies of information about Wells Fargo Advantage Funds from the SEC for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]

                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                                  060IFAM/P1003A
                                                          ICA Reg. No. 811-09253

(Copyright) 2010 Wells Fargo Funds Management, LLC. All rights reserved.

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                FEBRUARY 1, 2010

                                   Prospectus

                                Classes A, B, C

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  EQUITY GATEWAY FUNDS

C&B Large Cap Value Fund
Class A -  CBEAX, Class B -  CBEBX, Class C -  CBECX

Diversified Equity Fund
Class A -  NVDAX, Class B -  NVDBX, Class C -  WFDEX

Emerging Growth Fund
Class A -  WEMAX, Class C -  WEMCX

Equity Income Fund
Class A -  NVAEX, Class B -  NVBEX, Class C -  WFEEX

Equity Value Fund
Class A -  WLVAX, Class B -  WLVBX, Class C -  WLVCX

Growth Equity Fund

Class A -  NVEAX, Class B -  NVEBX, Class C -  WFGGX


Index Fund
Class A -  WINAX, Class B -  WINBX

Large Cap Appreciation Fund
Class A -  WFAPX, Class B -  WFABX, Class C -  WFACX

Large Company Growth Fund

Class A -  NVLAX, Class B -  NVLOX, Class C -  WFLCX


Small Company Growth Fund
Class A -  WFSAX, Class B -  WFSBX, Class C -  WSMCX

Small Company Value Fund
Class A -  SCVAX, Class B -  SCVBX, Class C -  SCVFX

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

           Please file this Prospectus Supplement with your records.

                            WELLS FARGO FUNDS TRUST

                    WELLS FARGO ADVANTAGE EQUITY INCOME FUND
               CLASS A, CLASS B, CLASS C AND ADMINISTRATOR CLASS

               WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION FUND
     CLASS A, CLASS B, CLASS C, ADMINISTRATOR CLASS AND INSTITUTIONAL CLASS

 Supplement dated June 21, 2010, to the Prospectuses dated February 1, 2010, as previously supplemented, as the case may be.

This Supplement contains important information about each of the Funds referenced above.

Effective at the close of business on June 18, 2010, the Fund has withdrawn its interests in its corresponding master portfolio and now invests directly in a portfolio of securities. The Fund formerly was a gateway fund that sought to achieve its investment objective by investing substantially all of its assets in a corresponding master portfolio with a substantially identical investment objective and substantially similar investment strategies. The investment activities of the Fund now occur, and all advisory and sub-advisory services described in the Prospectus are now provided, directly at the gateway fund level.

The Fund's investment objective, principal investments and principal investment strategies, and the ratios stated in the Total Annual Fund Operating Expenses After Fee Waiver line of the Annual Fund Operating Expenses tables, otherwise remain unchanged. All references in the Prospectus to the Fund are modified accordingly, except any information stated specifically as of a date on or before June 18, 2010 may reflect the former master/gateway structure in effect as of such date.

                                                                  EGR060/P901SP2

           Please file this Prospectus Supplement with your records.

                            WELLS FARGO FUNDS TRUST

                 WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND
                 WELLS FARGO ADVANTAGE DIVERSIFIED EQUITY FUND
                   WELLS FARGO ADVANTAGE EMERGING GROWTH FUND
                    WELLS FARGO ADVANTAGE EQUITY INCOME FUND
                    WELLS FARGO ADVANTAGE EQUITY VALUE FUND
                    WELLS FARGO ADVANTAGE GROWTH EQUITY FUND
               WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION FUND
                WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND
                WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH FUND
                 WELLS FARGO ADVANTAGE SMALL COMPANY VALUE FUND

                                    CLASS C

   Supplement dated April 30, 2010, to the Prospectus dated March 1, 2010, as previously supplemented on March 1, 2010.

This supplement contains important information about the Funds referenced above.

The following bullet point appearing in the section entitled "How to Exchange Shares" of the Prospectus states a current exception to the term of the exchange policy that in general exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment:

     . Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Class A shares purchased in such an exchange may only be re-exchanged for Class C shares of non-money market funds.

Effective July 1, 2010, this exception will be eliminated, and the bullet point will be deleted and replaced with the following.

     . Class C shares of non-money market funds may be exchanged for Class C shares of the Wells Fargo Advantage Money Market Fund.
     . Class C shares of non-money market funds may no longer be exchanged for Class A shares of a Wells Fargo Advantage Money Market Fund.

                                                                   EGR040/P901SP

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND SUMMARIES
A SUMMARY OF INFORMATION ABOUT EACH FUND, INCLUDING: INVESTMENT OBJECTIVE, FEES AND EXPENSES, PORTFOLIO TURNOVER, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, MANAGEMENT OF THE FUND, TRANSACTION POLICIES AND TAX INFORMATION



C&B Large Cap Value Fund Summary                    3
Diversified Equity Fund Summary                     7
Emerging Growth Fund Summary                       10
Equity Income Fund Summary                         14
Equity Value Fund Summary                          18
Growth Equity Fund Summary                         22
Index Fund Summary                                 26
Large Cap Appreciation Fund Summary                30
Large Company Growth Fund Summary                  34
Small Company Growth Fund Summary                  38
Small Company Value Fund Summary                   41
Summary of Other Important Information             44
   Regarding Purchase and Sale of Fund
  Shares


--------------------------------------------------------------------------------


THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES



Key Fund Information                               46
C&B Large Cap Value Fund                           47
Diversified Equity Fund                            49
Emerging Growth Fund                               51
Equity Income Fund                                 53
Equity Value Fund                                  55
Growth Equity Fund                                 56
Index Fund                                         58
Large Cap Appreciation Fund                        60
Large Company Growth Fund                          62
Small Company Growth Fund                          64
Small Company Value Fund                           66
Description of Principal Investment                68
  Risks
Portfolio Holdings Information                     72


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF
THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY




Organization and Management of the Funds           73
About Wells Fargo Funds Trust                      73
The Investment Adviser and Portfolio               73
  Managers
The Sub-Advisers and Portfolio Managers            75
Dormant Investment Advisory Arrangement            80
Dormant Multi-Manager Arrangement                  80

TABLE OF CONTENTS
--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES



A Choice of Share Classes                          81
Reductions and Waivers of Sales Charges            84
Compensation to Dealers and Shareholder            88
   Servicing Agents
Pricing Fund Shares                                90
How to Open an Account                             91
How to Buy Shares                                  92
How to Sell Shares                                 94
How to Exchange Shares                             97
Account Policies                                   99


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                                     101
Taxes                                             102
Master/Gateway (Reg. TM) Structure                103
Additional Performance Information                115
Financial Highlights                              117
For More Information                       Back Cover



^

C&B LARGE CAP VALUE FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The C&B Large Cap Value Fund seeks maximum long-term total return, (current income and capital appreciation), consistent with minimizing risk to principal.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain WELLS FARGO ADVANTAGE FUNDS (Reg.
TM). More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 81 and 84 of the Prospectus and "Additional Purchase and Redemption Information" on page 46 of the SAI.



 SHAREHOLDER FEES (fees paid directly
  from your investments)                     CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed          5.75%         None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)         None          5.00%         1.00%
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)



 ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a
percentage of the value of your
investment)                                CLASS A       CLASS B       CLASS C
  Management Fees                            0.70%         0.70%         0.70%
  Distribution (12b-1) Fees                  0.00%         0.75%         0.75%
  Other Expenses                             0.69%         0.70%         0.69%
  TOTAL ANNUAL FUND OPERATING                1.39%         2.15%         2.14%
  EXPENSES/1/
  Fee Waivers                                0.24%         0.25%         0.24%
  TOTAL ANNUAL FUND OPERATING EXPENSES       1.15%         1.90%         1.90%
  AFTER FEE WAIVER/2/



1 Expenses have been adjusted from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratios shown. The committed net operating expense ratios may be increased or terminated only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



                                          1 YEAR       3 YEARS       5 YEARS       10 YEARS
 CLASS A (if you sell your shares at       $685          $967         $1,270        $2,128
  the end of the period)
 CLASS B (if you sell your shares at       $693          $949         $1,331        $2,177
  the end of the period)
 CLASS C (if you sell your shares at       $293          $647         $1,127        $2,454
  the end of the period)
 CLASS A (if you do not sell your          $685          $967         $1,270        $2,128
  shares at the end of the period)
 CLASS B (if you do not sell your          $193          $649         $1,131        $2,177
  shares at the end of the period)
 CLASS C (if you do not sell your          $193          $647         $1,127        $2,454
  shares at the end of the period)


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 28% of the average value of its portfolio.


                                              C&B LARGE CAP VALUE FUND SUMMARY 3

PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the C&B Large Cap Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

PRINCIPAL INVESTMENT RISKS
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.
DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.
ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.
LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.
REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.


 4 C&B LARGE CAP VALUE FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


CALENDAR YEAR TOTAL RETURNS FOR CLASS A (Incepted on July 26, 2004) AS OF 12/31 EACH YEAR
         (Returns do not reflect sales charges and would be lower if they did)
 2000         2001        2002         2003        2004      2005       2006         2007      2008       2009
19.49%        6.59%       -10.89%     33.46%      12.51%     0.31%      21.56%      -2.04%    -36.05%    27.59%



             BEST AND WORST QUARTER
  Best Quarter:       Q2    2003     20.94%
  Worst Quarter:      Q4    2008    -23.75%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09 (Returns reflect
  applicable sales charges)                  1 YEAR       5 YEARS       10 YEARS
 CLASS A (incepted on July 26, 2004)         20.25%        -1.68%         4.58%
  Returns Before Taxes
 CLASS A (incepted on July 26, 2004)         19.78%        -2.53%         3.21%
  Returns After Taxes on Distributions
 CLASS A (incepted on July 26, 2004)         13.16%        -1.73%         3.37%
  Returns After Taxes on Distributions
  and Sale of Fund Shares
 CLASS B (incepted on July 26, 2004)         21.80%        -1.66%         4.67%
  Returns Before Taxes
 CLASS C (incepted on July 26, 2004)         25.71%        -1.23%         4.46%
  Returns Before Taxes
 RUSSELL 1000 (Reg. TM) VALUE INDEX          19.69%        -0.25%         2.47%
(reflects no deduction for fees,
  expenses or
  taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.


                                              C&B LARGE CAP VALUE FUND SUMMARY 5

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


SUB-ADVISER             PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Cooke & Bieler, L.P.    KERMIT S. ECK, CFA, Portfolio Manager / 1992
                        DAREN C. HEITMAN, CFA, Portfolio Manager / 2005
                        STEVE LYONS, CFA, Portfolio Manager / 2009
                        MICHEAL M. MEYER, CFA, Portfolio Manager / 1993
                        EDWARD W. O'CONNOR, CFA, Portfolio Manager / 2002
                        R. JAMES O'NEIL, CFA, Portfolio Manager / 1990
                        MEHUL TRIVEDI, CFA, Portfolio Manager / 1998



References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 44 of the Prospectus.


 6 C&B LARGE CAP VALUE FUND SUMMARY

DIVERSIFIED EQUITY FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Diversified Equity Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain WELLS FARGO ADVANTAGE FUNDS (Reg.
TM). More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 81 and 84 of the Prospectus and "Additional Purchase and Redemption Information" on page 46 of the SAI.


 SHAREHOLDER FEES (fees paid directly
  from your investment)                    CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed       5.75%           None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/       5.00%         1.00%
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a
percentage of the value of your
investment)                                CLASS A       CLASS B        CLASS C
  Management Fees                           0.25%         0.25%           0.25%
  Distribution (12b-1) Fees                 0.00%         0.75%           0.75%
  Other Expenses                            0.62%         0.62%           0.62%
  Acquired Fund Fees and Expenses           0.56%         0.56%           0.56%
  (Underlying Master Portfolios)
  TOTAL ANNUAL FUND OPERATING EXPENSES      1.43%         2.18%           2.18%/1/
  Fee Waivers                               0.18%         0.18%           0.18%
  TOTAL ANNUAL FUND OPERATING EXPENSES      1.25%         2.00%           2.00%
  AFTER FEE WAIVER/2/



1 Expenses have been adjusted from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratios shown. The committed net operating expense ratios may be increased or terminated only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



                                          1 YEAR       3 YEARS       5 YEARS       10 YEARS
 CLASS A (if you sell your shares at       $695          $985         $1,296        $2,175
  the end of the period)
 CLASS B (if you sell your shares at       $703          $965         $1,353        $2,214
  the end of the period)
 CLASS C (if you sell your shares at       $303          $665         $1,153        $2,499
  the end of the period)
 CLASS A (if you do not sell your          $695          $985         $1,296        $2,175
  shares at the end of the period)
 CLASS B (if you do not sell your          $203          $665         $1,153        $2,214
  shares at the end of the period)
 CLASS C (if you do not sell your          $203          $665         $1,153        $2,499
  shares at the end of the period)


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 48% of the average value of its portfolio.


                                               DIVERSIFIED EQUITY FUND SUMMARY 7

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a gateway fund that uses a "multi-style" equity investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity investment styles of several master portfolios. The investment styles of the master portfolios in which in we currently invest include the large cap growth style, the large cap blend style (an index tracking style), the large cap value style, the small cap style and the international style. The investment styles of the master portfolios in which we currently invest include the large cap growth style, the large cap blend style (an index tracking style), the large cap value style, the small cap style and the international style. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities. See "Portfolio Allocation and Management" on page 51 of the Prospectus for the percentage breakdown of the Fund's assets allocated across different master portfolios.
We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations. We also may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


PRINCIPAL INVESTMENT RISKS
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.
CURRENCY HEDGING RISK. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange.
DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

EMERGING MARKETS RISK. Foreign investment risks are typically greater for securities in emerging markets, which can be more vulnerable to recessions, currency volatility, inflation and market failure.

FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.
GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.
INDEX TRACKING RISK. The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.
LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.
MULTI-STYLE MANAGEMENT RISK. The management of the Fund's portfolio using different investment styles can result in higher transaction costs and lower tax efficiency than other funds which adhere to a single investment style. REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.
SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.
VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.

--------------------------------------------------------------------------------

PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the


 8 DIVERSIFIED EQUITY FUND SUMMARY

Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


     CALENDAR YEAR TOTAL RETURNS FOR CLASS A (Incepted on May 2, 1996) AS OF 12/31/09
          (Returns do not reflect sales charges and would be lower if they did)
2000       2001         2002        2003        2004      2005        2006       2007         2008        2009
-1.89     -12.68%      -22.12%     29.07%      10.49%     6.25%      13.95%      5.60%       -39.33%     28.21%



             BEST AND WORST QUARTER
  Best Quarter:       Q2    2009       16.60%
  Worst Quarter:      Q4    2008      -22.59%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09 (Returns reflect
  applicable sales charges)                  1 YEAR        5 YEARS       10 YEARS
 CLASS A (Incepted on May 2, 1996)           20.84%         -1.29%         -1.14%
  Returns Before Taxes
 CLASS A (Incepted on May 2, 1996)           20.22%         -3.08%         -2.52%
  Returns After Taxes on Distributions
 CLASS A (Incepted on May 2, 1996)           13.54%         -1.34%         -1.26%
  Returns After Taxes on Distributions
  and Sale of Fund Shares
 CLASS B (Incepted on May 6, 1996)           22.22%         -1.28%         -1.07%
  Returns Before Taxes
 CLASS C (Incepted on October 1, 1998)       26.27%         -0.85%         -1.30%
  Returns Before Taxes
 S&P 500 (Reg. TM) INDEX (reflects no        26.46%          0.42%         -0.95%
  deduction for fees, expenses or taxes)
 DIVERSIFIED EQUITY COMPOSITE INDEX          28.38%          1.14%          0.10%
  (reflects no deduction for fees,
  expenses or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.


FUND MANAGEMENT


INVESTMENT ADVISER    PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Wells Fargo Funds     THOMAS C. BIWER, CFA, Portfolio Manager / 2005
Management, LLC       CHRISTIAN L. CHAN, CFA, Portfolio Manager / 2005
                      ANDREW OWEN, CFA, Portfolio Manager / 2005



References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 44 of the Prospectus.


                                               DIVERSIFIED EQUITY FUND SUMMARY 9

EMERGING GROWTH FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Emerging Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain WELLS FARGO ADVANTAGE FUNDS (Reg.
TM). More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 81 and 84 of the Prospectus and "Additional Purchase and Redemption Information" on page 46 of the SAI.


 SHAREHOLDER FEES (fees paid directly
  from your investment)                    CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed        5.75%         None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/        5.00%         1.00%
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a
percentage of the value of your
investment)                                  CLASS A          CLASS C
  Management Fees                             0.85%            0.85%
  Distribution (12b-1) Fees                   0.00%            0.75%
  Other Expenses                              7.42%            6.38%
  TOTAL ANNUAL FUND OPERATING EXPENSES        8.27%            7.98%
  Fee Waivers                                 6.82%            5.78%
  TOTAL ANNUAL FUND OPERATING EXPENSES        1.45%            2.20%
  AFTER FEE WAIVER/1/



1 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratios shown. The committed net operating expense ratios may be increased or terminated only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



                                         1 YEAR    3 YEARS     5 YEARS     10 YEARS
 CLASS A (if you sell your shares at      $714      $2,276      $3,737      $6,993
  the end of the period)
 CLASS C (if you sell your shares at      $323      $1,815      $3,314      $6,687
  the end of the period)
 CLASS A (if you do not sell your         $714      $2,276      $3,737      $6,993
  shares at the end of the period)
 CLASS C (if you do not sell your         $223      $1,815      $3,314      $6,687
  shares at the end of the period)


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 147% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Emerging Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.
We invest principally in equity securities of small-capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations

 10 EMERGING GROWTH FUND SUMMARY
of $3 billion or less. Small-capitalization companies may include both domestic and foreign small-capitalization companies. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek small-capitalization companies that are in an emerging phase of their life cycle. We believe these companies have prospects for robust and sustainable growth in earnings and revenue and their stock may benefit from positive revisions to expectations for earnings and revenue growth. Identifying and successfully anticipating those revisions often leads to stock outperformance. To find growth and anticipate positive revisions, we surround companies with exhaustive fundamental research, emphasizing companies whose management teams have histories of successfully executing their strategies and whose business models have sustainable profit potential. We combine this fundamental analysis with our assessment of the timeliness for the stocks of these companies to form an investment decision. We may invest in any sector, and at times, we may emphasize one or more particular sectors. We may sell a company's stock when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile. Depending on the circumstances, we may also sell or trim a portfolio position when we see timeliness turn negative on a stock held in the portfolio. We consider our sell discipline and risk control as critical and value-added parts of our process. We may actively trade portfolio securities.

PRINCIPAL INVESTMENT RISKS
ACTIVE TRADING RISK. Frequent trading will result in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.
DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.
FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.
GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.
ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.
LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.
REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.
SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

--------------------------------------------------------------------------------

PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


                                                 EMERGING GROWTH FUND SUMMARY 11

[GRAPHIC APPEARS HERE]


   CALENDAR YEAR TOTAL RETURNS FOR THE CLASS A
(Incepted on March 31, 2008) AS OF 12/31 EACH YEAR
(Returns do not reflect sales charges
  and would be lower if they did)
  2008               2009
-47.32%             32.46%



             BEST AND WORST QUARTER
  Best Quarter:       Q2    2009       19.59%
  Worst Quarter:      Q4    2008      -23.62%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09 (Returns reflect
  applicable sales charges)                  1 YEAR       LIFE OF FUND
 CLASS A (Incepted on March 31, 2008)         24.85%         -6.75%
  Returns Before Taxes
 CLASS A (Incepted on March 31, 2008)         24.85%         -6.84%
  Returns After Taxes on
  Distributions
 CLASS A (Incepted on March 31, 2008)         16.15%         -5.72%
  Returns After Taxes on
  Distributions and Sale of Fund Shares
 CLASS C (Incepted on March 31, 2008)         30.38%         -5.52%
  Returns Before Taxes
 RUSSELL 2000 (Reg. TM) GROWTH INDEX          34.47%         -4.72%
  (reflects no deduction for expenses or
  taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.


 12 EMERGING GROWTH FUND SUMMARY

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC

SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Wells Capital    JOSEPH M. EBERHARDY, CFA, CPA, Portfolio Manager / 2008
 Management      THOMAS C. OGNAR, CFA, Portfolio Manager / 2007
 Incorporated    BRUCE C. OLSON, CFA, Portfolio Manager / 2007


References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 44 of the Prospectus.


                                                 EMERGING GROWTH FUND SUMMARY 13

EQUITY INCOME FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Equity Income Fund seeks long-term capital appreciation and dividend income.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain WELLS FARGO ADVANTAGE FUNDS (Reg.
TM). More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 81 and 84 of the Prospectus and "Additional Purchase and Redemption Information" on page 46 of the SAI.


SHAREHOLDER FEES (fees paid directly
from your investment)                   CLASS A      CLASS B      CLASS C
Maximum sales charge (load) imposed       5.75%        None         None
  on purchases
  (AS A PERCENTAGE OF THE OFFERING
  PRICE)
Maximum deferred sales charge (load)      None/1/      5.00%        1.00%
  (AS A PERCENTAGE OF THE OFFERING
  PRICE)


ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a
percentage of the value of your
investment)                             CLASS A       CLASS B       CLASS C
Management Fees                           0.70%         0.70%         0.70%
Distribution (12b-1) Fees                 0.00%         0.75%         0.75%
Other Expenses                            0.72%         0.72%         0.72%
TOTAL ANNUAL FUND OPERATING EXPENSES      1.42%         2.17%         2.17%/1/
Fee Waivers                               0.32%         0.32%         0.32%
TOTAL ANNUAL FUND OPERATING EXPENSES      1.10%         1.85%         1.85%
AFTER FEE WAIVER/2/



1 Expenses have been adjusted from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratios shown. The committed net operating expense ratios may be increased or terminated only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



                                         1 YEAR     3 YEARS     5 YEARS      10 YEARS
 CLASS A (if you sell your shares at      $681        $969       $1,278       $2,153
  the end of the period)
 CLASS B (if you sell your shares at      $688        $948       $1,335       $2,192
  the end of the period)
 CLASS C (if you sell your shares at      $288        $648       $1,135       $2,478
  the end of the period)
 CLASS A (if you do not sell your         $681        $969       $1,278       $2,153
  shares at the end of the period)
 CLASS B (if you do not sell your         $188        $648       $1,135       $2,192
  shares at the end of the period)
 CLASS C (if you do not sell your         $188        $648       $1,135       $2,478
  shares at the end of the period)


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 11% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Equity Income Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

 14 EQUITY INCOME FUND SUMMARY

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and growth of the dividend. Our screening process to identify such premier companies involves a search by market capitalization, dividend income or potential for dividend income, and stability of earnings to refine our selection universe. Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and typically will only sell a stock if it no longer fits our criteria for a premier company.

PRINCIPAL INVESTMENT RISKS
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.
DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.
ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.
LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.
REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.


                                                   EQUITY INCOME FUND SUMMARY 15

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


 CALENDAR YEAR TOTAL RETURNS FOR CLASS A (Incepted on May 2, 1996) AS OF 12/31 EACH YEAR
          (Returns do not reflect sales charges and would be lower if they did)
2000           2001         2002       2003        2004         2005        2006       2007       2008        2009
1.64%         -5.67%      -19.89%     26.01%      11.13%        5.16%      18.39%      2.69%     -36.71%     17.93%



             BEST AND WORST QUARTER
  Best Quarter:       Q2    2003     16.67%
  Worst Quarter:      Q3    2002    -20.85%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09 (Returns reflect
  applicable sales charges)                    1 YEAR        5 YEARS       10 YEARS
 CLASS A (Incepted on May 2, 1996)              11.15%        -2.10%         -0.33%
  Returns Before Taxes
 CLASS A (Incepted on May 2, 1996)              10.35%        -4.96%         -2.47%
  Returns After Taxes on Distributions
 CLASS A (Incepted on May 2, 1996)               7.21%        -1.72%         -0.51%
  Returns After Taxes on Distributions
  and Sale of Fund Shares
 CLASS B (Incepted on May 2, 1996)              12.04%        -2.10%         -0.27%
  Returns Before Taxes
 CLASS C (Incepted on October 1, 1998)          16.00%        -1.67%         -0.49%
  Returns Before Taxes
 RUSSELL 1000 (Reg. TM) VALUE INDEX             19.69%        -0.25%          2.47%
(reflects no deduction for fees,
  expenses or
  taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.


 16 EQUITY INCOME FUND SUMMARY

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Wells Capital    GARY J. DUNN, CFA, Portfolio Manager / 1994
 Management      ROBERT M. THORNBURG, Portfolio Manager / 2006
 Incorporated



References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. The Board of Trustees has approved the reorganization of the Fund into another Wells Fargo Advantage Fund, subject to the satisfaction of a number of conditions, including approval by Fund shareholders.
For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 44 of the Prospectus.


                                                   EQUITY INCOME FUND SUMMARY 17

EQUITY VALUE FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Equity Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain WELLS FARGO ADVANTAGE FUNDS (Reg.
TM). More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 81 and 84 of the Prospectus and "Additional Purchase and Redemption Information" on page 46 of the SAI.


SHAREHOLDER FEES (fees paid directly
from your investment)                    CLASS A       CLASS B       CLASS C
Maximum sales charge (load) imposed       5.75%          None          None
  on purchases
  (AS A PERCENTAGE OF THE OFFERING
  PRICE)
Maximum deferred sales charge (load)      None/1/        5.00%         1.00%
  (AS A PERCENTAGE OF THE OFFERING
  PRICE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year
as a percentage of the value of your
  investment)                              CLASS A       CLASS B       CLASS C
  Management Fees                           0.70%         0.70%         0.70%
  Distribution (12b-1) Fees                 0.00%         0.75%         0.75%
  Other Expenses                            0.72%         0.71%         0.72%
  TOTAL ANNUAL FUND OPERATING EXPENSES      1.42%         2.16%         2.17%
  Fee Waivers                               0.17%         0.16%         0.17%
  TOTAL ANNUAL FUND OPERATING EXPENSES      1.25%         2.00%         2.00%
  AFTER FEE WAIVER/1/



1 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratios shown. The committed net operating expense ratios may be increased or terminated only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



                                         1 YEAR     3 YEARS    5 YEARS     10 YEARS
CLASS A (if you sell your shares at       $695        $983      $1,291      $2,165
 the end of the period)
CLASS B (if you sell your shares at       $703        $961      $1,345      $2,194
 the end of the period)
CLASS C (if you sell your shares at       $303        $663      $1,149      $2,490
 the end of the period)
CLASS A (if you do not sell your          $695        $983      $1,291      $2,165
 shares at the end of the period)
CLASS B (if you do not sell your          $203        $661      $1,145      $2,194
 shares at the end of the period)
CLASS C (if you do not sell your          $203        $663      $1,149      $2,490
 shares at the end of the period)


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 158% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Equity Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

 18 EQUITY VALUE FUND SUMMARY

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In making investment decisions for the Fund, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Fund. Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process and manage the portfolio's overall risk profile. We generally consider selling a stock when it has achieved its fair value, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.

PRINCIPAL INVESTMENT RISKS
ACTIVE TRADING RISK. Frequent trading will result in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.
DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.
ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.
LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.
REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.


                                                    EQUITY VALUE FUND SUMMARY 19

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


   CALENDAR YEAR TOTAL RETURNS FOR CLASS A (Incepted on August 29, 2003) AS OF 12/31 EACH YEAR
              (Returns do not reflect sales charges and would be lower if they did)
 2004                 2005        2006       2007       2008        2009
14.92%               10.08%      17.18%      7.85%     -41.28%     24.37%



             BEST AND WORST QUARTER
Best Quarter:       Q3    2009       19.31%
Worst Quarter:      Q4    2008      -22.01%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09 (Returns reflect
  applicable sales charges)                 1 YEAR       5 YEARS       LIFE OF FUND
CLASS A (Incepted on August 29, 2003)        17.22%       -0.87%           3.17%
 Returns Before Taxes
CLASS A (Incepted on August 29, 2003)        16.86%       -1.60%           2.53%
 Returns After Taxes on
 Distributions
CLASS A (Incepted on August 29, 2003)        11.19%       -0.98%           2.49%
 Returns After Taxes on
 Distributions and Sale of Fund Shares
CLASS B (Incepted on August 29, 2003)        18.54%       -0.84%           3.37%
 Returns Before Taxes
CLASS C (Incepted on August 29, 2003)        22.41%       -0.46%           3.36%
 Returns Before Taxes
RUSSELL 1000 (Reg. TM) VALUE INDEX           19.69%       -0.25%           4.23%
(reflects no deduction for fees,
  expenses or
  taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.


 20 EQUITY VALUE FUND SUMMARY

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


SUB-ADVISER             PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Systematic Financial    D. KEVIN MCCREESH, CFA, Portfolio Manager / 2003
 Management, L.P.       RONALD M. MUSHOCK, CFA, Portfolio Manager / 2003



References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 44 of the Prospectus.


                                                    EQUITY VALUE FUND SUMMARY 21

GROWTH EQUITY FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Growth Equity Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain WELLS FARGO ADVANTAGE FUNDS (Reg.
TM). More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 81 and 84 of the Prospectus and "Additional Purchase and Redemption Information" on page 46 of the SAI.


SHAREHOLDER FEES (fees paid directly
from your investment)                    CLASS A       CLASS B       CLASS C
Maximum sales charge (load) imposed       5.75%          None          None
  on purchases
  (AS A PERCENTAGE OF THE OFFERING
  PRICE)
Maximum deferred sales charge (load)      None/1/        5.00%         1.00%
  (AS A PERCENTAGE OF THE OFFERING
  PRICE)


ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a
percentage of the value of your
investment)                              CLASS A      CLASS B       CLASS C
Management Fees                           0.25%         0.25%         0.25%
Distribution (12b-1) Fees                 0.00%         0.75%         0.75%
Other Expenses                            0.68%         0.68%         0.68%
Acquired Fund Fees and Expenses           0.72%         0.72%         0.72%
(Underlying Master Portfolios)
TOTAL ANNUAL FUND OPERATING               1.65%         2.40%         2.40%
EXPENSES/1/
Fee Waivers                               0.15%         0.15%         0.15%
TOTAL ANNUAL FUND OPERATING EXPENSES      1.50%         2.25%         2.25%
AFTER FEE WAIVER/2/



1 Expenses have been adjusted from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratios shown. The committed net operating expense ratios may be increased or terminated only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



                                            1 YEAR   3 YEARS    5 YEARS      10 YEARS
 CLASS A (if you sell your shares at         $719     $1,052     $1,407       $2,405
  the end of the period)
 CLASS B (if you sell your shares at         $728     $1,034     $1,467       $2,445
  the end of the period)
 CLASS C (if yousell your shares at the      $328     $  734     $1,267       $2,725
  end of the period)
 CLASS A (if you do not sell your            $719     $1,052     $1,407       $2,405
  shares at the end of the period)
 CLASS B (if you do not sell your            $228     $  734     $1,267       $2,445
  shares at the end of the period)
 CLASS C (if you do not sell your            $228     $  734     $1,267       $2,725
  shares at the end of the period)


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.


 22 GROWTH EQUITY FUND SUMMARY

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a gateway fund that invests in a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style. "Style" means either an approach to selecting investments or a type of investment that is selected for a Fund. We currently invest in several master portfolios. The investment styles of the master portfolios in which in we currently invest include the large cap growth style, the small cap style and the international style. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities. See "Portfolio Allocation and Management" on page 58 of the Prospectus for the percentage breakdown of the Fund's assets allocated across different master portfolios.
We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations. We also may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


PRINCIPAL INVESTMENT RISKS
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.
CURRENCY HEDGING RISK. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange.
DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.
EMERGING MARKETS RISK. Foreign investment risks are typically greater for securities in emerging markets, which can be more vulnerable to recessions, currency volatility, inflation and market failure.
FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.
GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.
INDEX TRACKING RISK. The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.
LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.
MULTI-STYLE MANAGEMENT RISK. The management of the Fund's portfolio using different investment styles can result in higher transaction costs and lower tax efficiency than other funds which adhere to a single investment style. REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.
SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.
VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.

--------------------------------------------------------------------------------

PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


                                                   GROWTH EQUITY FUND SUMMARY 23

[GRAPHIC APPEARS HERE]


CALENDAR YEAR TOTAL RETURNS FOR CLASS A (Incepted on May 2, 1996) AS OF 12/31 EACH YEAR
         (Returns do not reflect sales charges and would be lower if they did)
2000               2001        2002        2003        2004         2005        2006       2007         2008        2009
-0.31%           -14.45%      -21.72%     33.65%      11.65%        7.78%      12.32%      5.43%       -40.23%     33.02%



             BEST AND WORST QUARTER
  Best Quarter:       Q2    2009       19.89%
  Worst Quarter:      Q4    2008      -23.66%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09 (Returns reflect
  applicable sales charges)                 1 YEAR         5 YEARS       10 YEARS
CLASS A (Incepted on May 2, 1996)            25.37%         -0.89%         -0.48%
 Returns Before Taxes
CLASS A (Incepted on May 2, 1996)            25.19%         -3.86%         -2.59%
 Returns After Taxes on Distributions
CLASS A (Incepted on May 2, 1996)            16.49%         -1.21%         -0.87%
 Returns After Taxes on Distributions
 and Sale of Fund Shares
CLASS B (Incepted on May 6, 1996)            26.92%         -0.85%         -0.42%
 Returns Before Taxes
CLASS C (Incepted on October 1, 1998)        30.98%         -0.45%         -0.65%
 Returns Before Taxes
S&P 500 (Reg. TM) INDEX (reflects no         26.46%          0.42%         -0.95%
 deduction for fees, expenses or taxes)
GROWTH EQUITY COMPOSITE INDEX                32.35%          1.99%          0.41%
 (reflects no deduction for fees,
 expenses or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.


 24 GROWTH EQUITY FUND SUMMARY

FUND MANAGEMENT


INVESTMENT ADVISER    PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Wells Fargo Funds     THOMAS C. BIWER, CFA, Portfolio Manager / 2005
 Management, LLC      CHRISTIAN L. CHAN, CFA, Portfolio Manager / 2005
                      ANDREW OWEN, CFA, Portfolio Manager / 2005



References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. The Board of Trustees has approved the reorganization of the Fund into another Wells Fargo Advantage Fund, subject to the satisfaction of a number of conditions, including approval by Fund shareholders.
For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 44 of the Prospectus.


                                                   GROWTH EQUITY FUND SUMMARY 25

           (THIS FUND IS CLOSED TO NEW INVESTORS.) INDEX FUND SUMMARY

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Index Fund seeks to replicate the total rate of return of the S&P 500
Index, before fees and expenses.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain WELLS FARGO ADVANTAGE FUNDS (Reg.
TM). More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 81 and 84 of the Prospectus and "Additional Purchase and Redemption Information" on page 46 of the SAI.


SHAREHOLDER FEES (fees paid directly
  from your investment)                   CLASS A        CLASS B
Maximum sales charge (load) imposed         5.75%          None
  on purchases (AS A PERCENTAGE
   OF THE OFFERING PRICE)
Maximum deferred sales charge (load)        None/1/        5.00%
  (AS A PERCENTAGE OF THE OFFERING
   PRICE)


ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a
percentage of the value of your
investment)                               CLASS A          CLASS B
Management Fees                             0.09%            0.09%
Distribution (12b-1) Fees                   0.00%            0.75%
Other Expenses                              0.64%            0.64%
TOTAL ANNUAL FUND OPERATING EXPENSES        0.73%            1.48%
Fee Waivers                                 0.11%            0.11%
TOTAL ANNUAL FUND OPERATING EXPENSES        0.62%            1.37%
AFTER FEE WAIVER/1/



1 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratios shown. The committed net operating expense ratios may be increased or terminated only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



                                        1 YEAR     3 YEARS     5 YEARS    10 YEARS
CLASS A (if you sell your shares at      $635        $785        $947      $1,420
 the end of the period)
CLASS B (if you sell your shares at      $639        $757        $998      $1,457
 the end of the period)
CLASS A (if you do not sell your         $635        $785        $947      $1,420
 shares at the end of the period)
CLASS B (if you do not sell your         $139        $457        $798      $1,457
 shares at the end of the period)


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

The Fund is a gateway fund that invests substantially all of its assets in the Index Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We invest in substantially all of the common stocks comprising the S&P 500 (Reg. TM) Index and attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and the Fund's investment results, before fees and expenses. This correlation is sought regardless of


 26 INDEX FUND SUMMARY
market conditions. If we are unable to achieve this correlation, then we will closely monitor the performance and composition of the S&P 500 Index and adjust the Fund's securities holdings as necessary to seek the correlation.
A precise duplication of the performance of the S&P 500 Index would mean that the NAV of Fund shares, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Fund's portfolio as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation before fees and expenses. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


PRINCIPAL INVESTMENT RISKS
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.
DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.
INDEX TRACKING RISK. The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.
LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.


                                                           INDEX FUND SUMMARY 27

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


CALENDAR YEAR TOTAL RETURNS FOR CLASS A (Incepted on July 18, 2008) AS OF 12/31 EACH YEAR
          (Returns do not reflect sales charges and would be lower if they did)
2000              2001         2002        2003        2004         2005        2006       2007         2008        2009
-9.54%           -12.26%      -22.32%     27.81%      10.19%        4.30%      15.05%      4.83%       -37.62%     25.99%



             BEST AND WORST QUARTER
Best Quarter:       Q2    2009       15.86%
Worst Quarter:      Q4    2008      -22.20%



AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09 (Returns reflect
  applicable sales charges)                1 YEAR       5 YEARS       10 YEARS
CLASS A (Incepted on July 18, 2008)         18.75%       -1.40%        -2.09%
  Returns Before Taxes
CLASS A (Incepted on July 18, 2008)         18.18%       -2.27%        -2.84%
  Returns After Taxes on Distributions
CLASS A (Incepted on July 18, 2008)         12.19%       -1.51%        -2.07%
  Returns After Taxes on Distributions
  and Sale of Fund Shares
CLASS B (Incepted on July 18, 2008)         19.95%       -1.40%        -2.25%
  Returns Before Taxes
S&P 500 (Reg. TM) INDEX (reflects no        26.46%        0.42%        -0.95%
  deduction for expenses or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B shares will vary.


 28 INDEX FUND SUMMARY

FUND MANAGEMENT

INVESTMENT
   ADVISER
Wells Fargo
Funds
Management,
LLC

SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Wells Capital    GREGORY T. GENUNG, CFA, Portfolio Manager / 2002
 Management
 Incorporated


References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 44 of the Prospectus.


                                                           INDEX FUND SUMMARY 29

LARGE CAP APPRECIATION FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Large Cap Appreciation Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain WELLS FARGO ADVANTAGE FUNDS (Reg.
TM). More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 81 and 84 of the Prospectus and "Additional Purchase and Redemption Information" on page 46 of the SAI.


SHAREHOLDER FEES (fees paid directly
  from your investment)                  CLASS A       CLASS B       CLASS C
Maximum sales charge (load) imposed       5.75%          None          None
  on purchases
  (AS A PERCENTAGE OF THE OFFERING
  PRICE)
Maximum deferred sales charge (load)      None/1/        5.00%         1.00%
  (AS A PERCENTAGE OF THE OFFERING
  PRICE)


ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year
as a percentage of the value of your
investment)                             CLASS A       CLASS B       CLASS C
Management Fees                           0.70%         0.70%         0.70%
Distribution (12b-1) Fees                 0.00%         0.75%         0.75%
Other Expenses                            0.90%         0.90%         0.91%
TOTAL ANNUAL FUND OPERATING EXPENSES      1.60%         2.35%         2.36%
Fee Waivers                               0.37%         0.37%         0.38%
TOTAL ANNUAL FUND OPERATING EXPENSES      1.23%         1.98%         1.98%
AFTER FEE WAIVER/1/



1 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratios shown. The committed net operating expense ratios may be increased or terminated only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



                                        1 YEAR    3 YEARS     5 YEARS     10 YEARS
CLASS A (if you sell your shares at      $693      $1,017      $1,363      $2,336
 the end of the period)
CLASS B (if you sell your shares at      $701      $  998      $1,422      $2,376
 the end of the period)
CLASS C (if you sell your shares at      $301      $  700      $1,226      $2,667
 the end of the period)
CLASS A (if you do not sell your         $693      $1,017      $1,363      $2,336
 shares at the end of the period)
CLASS B (if you do not sell your         $201      $  698      $1,222      $2,376
 shares at the end of the period)
CLASS C (if you do not sell your         $201      $  700      $1,226      $2,667
 shares at the end of the period)


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 140% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Cap Appreciation Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities. We invest principally in equity

 30 LARGE CAP APPRECIATION FUND SUMMARY
securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In making investment decisions for the Fund, we consider companies in the Russell 1000 (Reg. TM) Index and the S&P 500 (Reg. TM) Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competitively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Fund. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the portfolio has become excessive in our view. We may actively trade portfolio securities.

PRINCIPAL INVESTMENT RISKS
ACTIVE TRADING RISK. Frequent trading will result in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.
DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.
GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.
ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.
LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.


                                          LARGE CAP APPRECIATION FUND SUMMARY 31

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


              CALENDAR YEAR TOTAL RETURNS FOR CLASS A (Incepted on August 31, 2001) AS OF 12/31 EACH YEAR
                         (Returns do not reflect sales charges and would be lower if they did)
  2002           2003        2004       2005       2006      2007       2008       2009
-23.81%         27.34%      11.88%      8.86%      6.22%    17.09%     -43.51%     22.81%



             BEST AND WORST QUARTER
  Best Quarter:       Q3    2009      13.93%
  Worst Quarter:      Q4    2008     -23.02%



AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09 (Returns reflect
applicable sales charges)                  1 YEAR       5 YEARS       LIFE OF FUND
CLASS A (Incepted on August 31, 2001)       15.75%       -2.41%          -0.38%
 Returns Before Taxes
CLASS A (Incepted on August 31, 2001)       15.66%       -3.11%          -0.85%
 Returns After Taxes on
 Distributions
CLASS A (Incepted on August 31, 2001)       10.23%       -2.05%          -0.34%
 Returns After Taxes on
 Distributions and Sale of Fund Shares
CLASS B (Incepted on August 31, 2001)       17.22%       -2.38%          -0.30%
 Returns Before Taxes
CLASS C (Incepted on August 31, 2001)       21.22%       -1.97%          -0.41%
 Returns Before Taxes
RUSSELL 1000 (Reg. TM) GROWTH INDEX         37.21%        1.63%           1.35%
(reflects no deduction for fees,
  expenses
  or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.


 32 LARGE CAP APPRECIATION FUND SUMMARY

FUND MANAGEMENT

INVESTMENT
   ADVISER
Wells Fargo
Funds
Management,
LLC


SUB-ADVISER         PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Cadence Capital     WILLIAM B. BANNICK, CFA, Portfolio Manager / 2003
 Management, L.C.   ROBERT L. FITZPATRICK, CFA, Portfolio Manager / 2004
                    MICHAEL J. SKILLMAN, Portfolio Manager / 2007



References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. The Board of Trustees has approved the reorganization of the Fund into another Wells Fargo Advantage Fund, subject to the satisfaction of a number of conditions, including approval by Fund shareholders.
For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 44 of the Prospectus.


                                          LARGE CAP APPRECIATION FUND SUMMARY 33

LARGE COMPANY GROWTH FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Large Company Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain WELLS FARGO ADVANTAGE FUNDS (Reg.
TM). More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 81 and 84 of the Prospectus and "Additional Purchase and Redemption Information" on page 46 of the SAI.


SHAREHOLDER FEES (fees paid directly
from your investment)                      CLASS A       CLASS B       CLASS C
  Maximum sales charge (load) imposed       5.75%           None          None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)      None/1/       5.00%         1.00%
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year
as a percentage of your investment)     CLASS A       CLASS B       CLASS C
Management Fees                           0.68%         0.68%         0.68%
Distribution (12b-1) Fees                 0.00%         0.75%         0.75%
Other Expenses                            0.63%         0.64%         0.64%
TOTAL ANNUAL FUND OPERATING EXPENSES      1.31%         2.07%         2.07%
Fee Waivers                               0.11%         0.12%         0.12%
TOTAL ANNUAL FUND OPERATING EXPENSES      1.20%         1.95%         1.95%
AFTER FEE WAIVER/1/



1 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratios shown. The committed net operating expense ratios may be increased or terminated only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



                                        1 YEAR     3 YEARS    5 YEARS     10 YEARS
CLASS A (if you sell your shares at      $690        $956      $1,242      $2,054
 the end of the period)
CLASS B (if you sell your shares at      $698        $937      $1,303      $2,102
 the end of the period)
CLASS C (if you sell your shares at      $298        $637      $1,103      $2,391
 the end of the period)
CLASS A (if you do not sell your         $690        $956      $1,242      $2,054
 shares at the end of the period)
CLASS B (if you do not sell your         $198        $637      $1,103      $2,102
 shares at the end of the period)
CLASS C (if you do not sell your         $198        $637      $1,103      $2,391
 shares at the end of the period)


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 13% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

 34 LARGE COMPANY GROWTH FUND SUMMARY

We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. We normally do not invest more than 10% of the Fund's total assets in the securities of a single issuer. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. We may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In selecting securities for the Fund, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon, and that have high quality fundamental characteristics, including: dominance in their niche or industry; low cost producers; low levels of leverage; potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.

PRINCIPAL INVESTMENT RISKS
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.
DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.
FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.
GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.
ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.
LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.


                                            LARGE COMPANY GROWTH FUND SUMMARY 35

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


 CALENDAR YEAR TOTAL RETURNS FOR CLASS A (Incepted on October 1, 1998) AS OF 12/31 EACH
                                          YEAR
          (Returns do not reflect sales charges and would be lower if they did)
 2000            2001         2002        2003       2004         2005       2006       2007        2008        2009
-3.81%          -21.78%      -28.24%     26.47%      3.00%        5.46%      1.97%      7.06%      -39.13%     45.08%



             BEST AND WORST QUARTER
Best Quarter:       Q4    2001       17.99%
Worst Quarter:      Q4    2008      -23.81%



AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09 (Returns reflect
applicable sales charges)                  1 YEAR       5 YEARS      10 YEARS
CLASS A (Incepted on October 1, 1998)       36.73%       -0.85%       -3.87%
 Returns Before Taxes
CLASS A (Incepted on October 1, 1998)       36.28%       -0.94%       -3.94%
 Returns After Taxes on
 Distributions
CLASS A (Incepted on October 1, 1998)       23.87%       -0.77%       -3.22%
 Returns After Taxes on
 Distributions and Sale of Fund Shares
CLASS B (Incepted on October 1, 1998)       38.95%       -0.82%       -3.75%
 Returns Before Taxes
CLASS C (Incepted on November 8, 1999)      42.98%       -0.39%       -3.95%
 Returns Before Taxes
RUSSELL 1000 (Reg. TM) GROWTH INDEX         37.21%        1.63%       -3.99%
(reflects no deduction for fees,
  expenses or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.


 36 LARGE COMPANY GROWTH FUND SUMMARY

FUND MANAGEMENT

INVESTMENT
   ADVISER
Wells Fargo
Funds
Management,
LLC


SUB-ADVISER          PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Peregrine Capital    JOHN S. DALE, CFA, Portfolio Manager / 1983
 Management, Inc.    GARY E. NUSSBAUM, CFA, Portfolio Manager / 1990



References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. The Board of Trustees has approved the reorganization of the Fund into another Wells Fargo Advantage Fund, subject to the satisfaction of a number of conditions, including approval by Fund shareholders.
For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 44 of the Prospectus.


                                            LARGE COMPANY GROWTH FUND SUMMARY 37

SMALL COMPANY GROWTH FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Small Company Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain WELLS FARGO ADVANTAGE FUNDS (Reg.
TM). More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 81 and 84 of the Prospectus and "Additional Purchase and Redemption Information" on page 46 of the SAI.


SHAREHOLDER FEES (fees paid directly
from your investment)                   CLASS A       CLASS B       CLASS C
Maximum sales charge (load) imposed       5.75%         None          None
  on purchases
  (AS A PERCENTAGE OF THE OFFERING
  PRICE)
Maximum deferred sales charge (load)      None/1/       5.00%         1.00%
  (AS A PERCENTAGE OF THE OFFERING
  PRICE)


ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year
as a percentage of the value of your
investment)                             CLASS A       CLASS B       CLASS C
Management Fees                           0.85%         0.85%         0.85%
Distribution (12b-1) Fees                 0.00%         0.75%         0.75%
Other Expenses                            0.72%         0.72%         0.72%
TOTAL ANNUAL FUND OPERATING EXPENSES      1.57%         2.32%         2.32%
Fee Waivers                               0.12%         0.12%         0.12%
TOTAL ANNUAL FUND OPERATING EXPENSES      1.45%         2.20%         2.20%
AFTER FEE WAIVER/1/



1 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratios shown. The committed net operating expense ratios may be increased or terminated only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



                                        1 YEAR    3 YEARS     5 YEARS     10 YEARS
CLASS A (if you sell your shares at      $714      $1,031      $1,370      $2,325
 the end of the period)
CLASS B (if you sell your shares at      $723      $1,013      $1,429      $2,365
 the end of the period)
CLASS C (if you sell your shares at      $323      $  713      $1,229      $2,647
 the end of the period)
CLASS A (if you do not sell your         $714      $1,031      $1,370      $2,325
 shares at the end of the period)
CLASS B (if you do not sell your         $223      $  713      $1,229      $2,365
 shares at the end of the period)
CLASS C (if you do not sell your         $223      $  713      $1,229      $2,647
 shares at the end of the period)


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 99% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Small Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

 38 SMALL COMPANY GROWTH FUND SUMMARY

We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
In selecting securities for the Fund, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Rediscovery phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Rediscovery phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.


PRINCIPAL INVESTMENT RISKS
ACTIVE TRADING RISK. Frequent trading will result in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.
DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.
FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.
GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.
ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.
LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.
REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.
SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

--------------------------------------------------------------------------------

PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


                                            SMALL COMPANY GROWTH FUND SUMMARY 39

[GRAPHIC APPEARS HERE]


CALENDAR YEAR TOTAL RETURNS FOR CLASS A (Incepted on January 30, 2004) AS OF 12/31 EACH
                                          YEAR
         (Returns do not reflect sales charges and would be lower if they did)
2000          2001         2002        2003        2004        2005       2006       2007       2008        2009
2.09%         0.37%       -29.78%     49.99%      13.01%       3.88%      9.52%      3.19%     -44.80%     46.47%



             BEST AND WORST QUARTER
Best Quarter:       Q2    2009       24.39%
Worst Quarter:      Q4    2008      -28.35%



AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09 (Returns reflect
applicable sales charges)                  1 YEAR       5 YEARS       10 YEARS
CLASS A (Incepted on January 30, 2004)      38.05%       -2.21%         0.87%
 Returns Before Taxes
CLASS A (Incepted on January 30, 2004)      38.05%       -3.96%        -0.75%
 Returns After Taxes on
 Distributions
CLASS A (Incepted on January 30, 2004)      24.73%       -2.30%         0.13%
 Returns After Taxes on
 Distributions and Sale of Fund Shares
CLASS B (Incepted on January 30, 2004)      40.34%       -2.23%         0.94%
 Returns Before Taxes
CLASS C (Incepted on January 30, 2004)      44.54%       -1.76%         0.79%
 Returns Before Taxes
RUSSELL 2000 (Reg. TM) GROWTH INDEX         34.47%        0.87%        -1.37%
(reflects no deduction for fees,
  expenses or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.


FUND MANAGEMENT

INVESTMENT
   ADVISER
Wells Fargo
Funds
Management,
LLC


SUB-ADVISER          PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Peregrine Capital    WILLIAM A. GRIERSON, CFA, Portfolio Manager / 2005
 Management, Inc.    DANIEL J. HAGEN, CFA, Portfolio Manager / 2003
                     ROBERT B. MERSKY, CFA, Portfolio Manager / 1984
                     JAMES P. ROSS, CFA, Portfolio Manager / 2005
                     PAUL E. VON KUSTER, CFA, Portfolio Manger / 1984



References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 44 of the Prospectus.


 40 SMALL COMPANY GROWTH FUND SUMMARY

                   (THIS FUND IS CLOSED TO NEW INVESTORS.) SMALL COMPANY VALUE FUND SUMMARY

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Small Company Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of certain WELLS FARGO ADVANTAGE FUNDS (Reg.
TM). More information about these and other discounts is available from your financial professional and in "A Choice of Share Classes" and "Reductions and Waivers of Sales Charges" on pages 81 and 84 of the Prospectus and "Additional Purchase and Redemption Information" on page 46 of the SAI.


SHAREHOLDER FEES (fees paid directly
  from your investment)                  CLASS A       CLASS B       CLASS C
Maximum sales charge (load) imposed       5.75%          None          None
on purchases
 (AS A PERCENTAGE OF THE OFFERING
PRICE)
Maximum deferred sales charge (load)      None/1/        5.00%         1.00%
 (AS A PERCENTAGE OF THE OFFERING
PRICE)


 ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year
as a percentage of the value of your
  investment)                                CLASS A       CLASS B        CLASS C
  Management Fees                           0.85%         0.85%         0.85%
  Distribution (12b-1) Fees                 0.00%         0.75%         0.75%
  Other Expenses                            0.72%         0.72%         0.72%
  TOTAL ANNUAL FUND OPERATING               1.57%         2.32%         2.32%
  EXPENSES/1/
  Fee Waivers                               0.12%         0.12%         0.12%
  TOTAL ANNUAL FUND OPERATING EXPENSES      1.45%         2.20%         2.20%
  AFTER FEE WAIVER/2/



1 Expenses have been adjusted from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratios shown. The committed net operating expense ratios may be increased or terminated only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



                                        1 YEAR    3 YEARS     5 YEARS     10 YEARS
CLASS A (if you sell your shares at      $714      $1,031      $1,370      $2,325
 the end of the period)
CLASS B (if you sell your shares at      $723      $1,013      $1,429      $2,365
 the end of the period)
CLASS C (if you sell your shares at      $323      $  713      $1,229      $2,647
 the end of the period)
CLASS A (if you do not sell your         $714      $1,031      $1,370      $2,325
 shares at the end of the period)
CLASS B (if you do not sell your         $223      $  713      $1,229      $2,365
 shares at the end of the period)
CLASS C (if you do not sell your         $223      $  713      $1,229      $2,647
 shares at the end of the period)


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 99% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Small Company Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

                                             SMALL COMPANY VALUE FUND SUMMARY 41

We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 (Reg. TM) Index. The market capitalization range of the Russell (Reg. TM) 2000 Index was $78 million to $1.7 billion, as of May 30, 2009, and is expected to change frequently. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.

PRINCIPAL INVESTMENT RISKS
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.
DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.
ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.
LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.
REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.
VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


 42 SMALL COMPANY VALUE FUND SUMMARY

[GRAPHIC APPEARS HERE]


CALENDAR YEAR TOTAL RETURNS FOR CLASS A (Incepted on January 31, 2002) AS OF 12/31 EACH YEAR
         (Returns do not reflect sales charges and would be lower if they did)
1999          2000        2001         2002       2003         2004       2005        2006        2007        2008       2009
0.44%        26.50%      12.90%       -6.46%     43.28%       23.27%      9.45%      12.96%      -13.99%     -39.60     44.43%



             BEST AND WORST QUARTER
Best Quarter:       Q2    2009       34.31%
Worst Quarter:      Q4    2008      -31.58%



AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09 (Returns reflect
  applicable sales charges)                1 YEAR       5 YEARS       10 YEARS
CLASS A (Incepted on January 31, 2002)      36.12%       -2.65%         7.51%
 Returns Before Taxes
CLASS A (Incepted on January 31, 2002)      36.12%       -3.72%         6.68%
 Returns After Taxes on
 Distributions
CLASS A (Incepted on January 31, 2002)      23.48%       -2.39%         6.46%
 Returns After Taxes on
 Distributions and Sale of Fund Shares
CLASS B (Incepted on January 31, 2002)      38.70%       -2.63%         7.58%
 Returns Before Taxes
CLASS C (Incepted on August 30, 2002)       42.70%       -2.18%         7.36%
 Returns Before Taxes
RUSSELL 2000 (Reg. TM) VALUE INDEX          20.58%       -0.01%         8.27%
(reflects no deduction for fees,
  expenses or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.


FUND MANAGEMENT

INVESTMENT
   ADVISER
Wells Fargo
Funds
Management,
LLC

SUB-ADVISER          PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Peregrine Capital    JASON R. BALLSRUD, CFA, Portfolio Manager / 2005
 Management, Inc.    TASSO H. COIN, JR., CFA, Portfolio Manager / 2002
                     DOUGLAS G. PUGH, CFA, Portfolio Manager / 2002


References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 44 of the Prospectus.


                                             SMALL COMPANY VALUE FUND SUMMARY 43

SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING PURCHASE AND SALE OF FUND
SHARES

TRANSACTION POLICIES


 BUYING FUND SHARES             SELLING FUND SHARES                            TO PLACE ORDERS OR REDEEM SHARES
------------------------------- ---------------------------------------------- -----------------------------------
 MINIMUM INITIAL INVESTMENT     See HOW TO SELL SHARES beginning on page 94    MAIL: WELLS FARGO ADVANTAGE FUNDS
 Class A and Class C: $1,000    of the Prospectus                              P.O. Box 8266
 Class B shares are generally                                                  Boston, MA 02266-8266
 closed to new investment.                                                     INTERNET: www.wellsfargo.com/
                                                                               advantagefunds
 MINIMUM ADDITIONAL                                                            PHONE OR WIRE: 1-800-222-8222
 INVESTMENT                                                                    IN PERSON: Investor Center
 All Classes: $100                                                             100 Heritage Reserve
 See HOW TO BUY SHARES                                                         Menomonee Falls,WI 53051.
 beginning on page 92 of the
 Prospectus                                                                    CONTACT YOUR FINANCIAL
                                                                               PROFESSIONAL.


*Class A shares of the Index Fund are closed to new investors.

In general, you can buy or sell shares of the Fund by mail, internet, phone, wire or in person on any business day. You also may buy and sell shares through a financial professional.


TAX INFORMATION

Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

 44 SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING PURCHASE AND SALE OF FUND SHARES

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-advisers, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS AND PRINCIPAL INVESTMENT STRATEGIES The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Funds, except for the Emerging Growth Fund, concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
For the Diversified Equity Fund and Growth Equity Fund, this section provides a percentage breakdown of a Fund's assets across different master portfolios.

--------------------------------------------------------------------------------
MASTER/GATEWAY (Reg. TM) STRUCTURE
The Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

 46 KEY FUND INFORMATION

C&B LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cooke & Bieler, L.P.

PORTFOLIO MANAGERS
Kermit S. Eck, CFA
Daren C. Heitman, CFA
Steve Lyons, CFA
Michael M. Meyer, CFA

Edward W. O'Connor, CFA

R. James O'Neil, CFA
Mehul Trivedi, CFA

FUND INCEPTION:
5/15/1990
CLASS A
Ticker: CBEAX
Fund Number: 1863
CLASS B
Ticker: CBEBX
Fund Number: 1864
CLASS C
Ticker: CBECX
Fund Number: 1865

INVESTMENT OBJECTIVE
The C&B Large Cap Value Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the C&B Large Cap Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                     C&B LARGE CAP VALUE FUND 47

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 48 C&B LARGE CAP VALUE FUND

DIVERSIFIED EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA

FUND INCEPTION:
12/31/1988
CLASS A
Ticker: NVDAX
Fund Number: 22
CLASS B
Ticker: NVDBX
Fund Number: 52
CLASS C
Ticker: WFDEX
Fund Number: 368

INVESTMENT OBJECTIVE
The Diversified Equity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" equity investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations.


We also may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Currency Hedging Risk
   o  Derivatives Risk
   o  Emerging Markets Risk
   o  Foreign Investment Risk
   o  Growth Style Investment Risk
   o  Index Tracking Risk
   o  Issuer Risk

   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Multi-Style Management Risk
   o  Regulatory Risk
   o  Smaller Company Securities Risk
   o  Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                      DIVERSIFIED EQUITY FUND 49

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios.
Please see "Master/GatewaySM Structure" for more information on these master portfolios.



 INVESTMENT STYLE/PORTFOLIOS                TARGET ALLOCATION                    SUB-ADVISER
 Large Cap Value Style                               25.00%
  C&B Large Cap Value Portfolio                                        8.33%     Cooke & Bieler, L. P.
  Equity Income Portfolio                                              8.33%     Wells Capital Management Incorporated
  Equity Value Portfolio                                               8.34%     Systematic Financial Management, L.P.
 Large Cap Blend Style                               25.00%
  Index Portfolio                                                     25.00%     Wells Capital Management Incorporated
 Large Cap Growth Style                              25.00%
  Disciplined Growth Portfolio                                         5.00%     Smith Asset Management Group, L. P.
  Large Cap Appreciation Portfolio                                     2.50%     Cadence Capital Management, LLC
  Large Company Growth Portfolio                                      17.50%     Peregrine Capital Management, Inc.
 Small Cap Style                                     10.00%
  Emerging Growth Portfolio                                            1.16%     Wells Capital Management Incorporated
  Small Cap Index Portfolio                                            3.34%     Wells Capital Management Incorporated
  Small Company Growth Portfolio                                       2.17%     Peregrine Capital Management, Inc.
  Small Company Value Portfolio                                        0.33%     Peregrine Capital Management, Inc.
  Strategic Small Cap Value Portfoli  o                                3.00%     Wells Capital Management Incorporated
 International Style                                 15.00%
                                                 ---------
  International Core Portfolio                                         3.75%     Evergreen Investments
  International Growth Portfolio                                       3.75%     Artisan Partners Limited Partnership
  International Index Portfolio                                        3.75%     SSgA Funds Management, Inc.
  International Value Portfolio                                        3.75%     LSV Asset Management

 TOTAL FUND ASSETS                                  100.00%



 50 DIVERSIFIED EQUITY FUND

EMERGING GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Joseph M. Eberhardy, CFA, CPA
Thomas C. Ognar, CFA
Bruce C. Olson, CFA

FUND INCEPTION:
1/31/2007
CLASS A
Ticker: WEMAX
Fund Number: 3326
CLASS C
Ticker: WEMCX
Fund Number: 3537

INVESTMENT OBJECTIVE
The Emerging Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's total assets in equity securities of small-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Emerging Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of small-capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less. Small small-capitalization companies may include both domestic and foreign small-capitalization companies. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek small-capitalization companies that are in an emerging phase of their life cycle. We believe these companies have prospects for robust and sustainable growth in earnings and revenue and their stock may benefit from positive revisions to expectations for earnings and revenue growth. Identifying and successfully anticipating those revisions often leads to stock outperformance. To find growth and anticipate positive revisions, we surround companies with exhaustive fundamental research, emphasizing companies whose management teams have histories of successfully executing their strategies and whose business models have sustainable profit potential. We combine this fundamental analysis with our assessment of the timeliness for the stocks of these companies to form an investment decision. We may invest in any sector, and at times, we may emphasize one or more particular sectors. We may sell a company's stock when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile. Depending on the circumstances, we may also sell or trim a portfolio position when we see timeliness turn negative on a stock held in the portfolio. We consider our sell discipline and risk control as critical and value-added parts of our process. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                         EMERGING GROWTH FUND 51

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 52 EMERGING GROWTH FUND

EQUITY INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Gary J. Dunn, CFA
Robert M. Thornburg

FUND INCEPTION:
3/31/1989
CLASS A
Ticker: NVAEX
Fund Number: 465
CLASS B
Ticker: NVBEX
Fund Number: 466
CLASS C
Ticker: WFEEX
Fund Number: 484

INVESTMENT OBJECTIVE
The Equity Income Fund seeks long-term capital appreciation and dividend income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in income-producing equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Equity Income Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and growth of the dividend. Our screening process to identify such premier companies involves a search by market capitalization, dividend income or potential for dividend income, and stability of earnings to refine our selection universe. Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and typically will only sell a stock if it no longer fits our criteria for a premier company.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                           EQUITY INCOME FUND 53

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 54 EQUITY INCOME FUND

EQUITY VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Systematic Financial Management, L.P.

PORTFOLIO MANAGERS
D. Kevin McCreesh, CFA
Ronald M. Mushock, CFA

FUND INCEPTION:
8/29/2003
CLASS A
Ticker: WLVAX
Fund Number: 1090
CLASS B
Ticker: WLVBX
Fund Number: 1091
CLASS C
Ticker: WLVCX
Fund Number: 1092

INVESTMENT OBJECTIVE
The Equity Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Equity Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


In making investment decisions for the Fund, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Fund. Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process and manage the portfolio's overall risk profile. We generally consider selling a stock when it has achieved its fair value, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Active Trading Risk
   o  Counter-Party Risk
   o  Derivatives Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk
   o  Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                            EQUITY VALUE FUND 55

GROWTH EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA

FUND INCEPTION:
4/30/1989
CLASS A
Ticker: NVEAX
Fund Number: 23
CLASS B
Ticker: NVEBX
Fund Number: 53
CLASS C
Ticker: WFGGX
Fund Number: 313

INVESTMENT OBJECTIVE
The Growth Equity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests in a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style. "Style" means either an approach to selecting investments or a type of investment that is selected for a Fund. We currently invest in several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations. We also may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Currency Hedging Risk
   o  Derivatives Risk
   o  Emerging Markets Risk
   o  Foreign Investment Risk
   o  Growth Style Investment Risk
   o  Index Tracking Risk
   o  Issuer Risk

   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Multi-Style Management Risk
   o  Regulatory Risk
   o  Smaller Company Securities Risk
   o  Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 56 GROWTH EQUITY FUND

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios.
Please see "Master/Gateway/SM/ Structure" for more information on these master portfolios.

 INVESTMENT STYLE/PORTFOLIOS                TARGET ALLOCATION                    SUB-ADVISER
 Large Cap Growth Style                              35.00%
  Disciplined Growth Portfolio                                         5.00%     Smith Asset Management Group, L. P.
  Large Company Growth Portfolio                                      30.00%     Peregrine Capital Management, Inc.
 Small Cap Style                                     35.00%
  Emerging Growth Portfolio                                            4.09%     Wells Capital Management Incorporated
  Small Cap Index Portfolio                                           11.67%     Wells Capital Management Incorporated
  Small Company Growth Portfolio                                       7.58%     Peregrine Capital Management, Inc.
  Small Company Value Portfolio                                        1.16%     Peregrine Capital Management, Inc.
  Strategic Small Cap Value Portfoli  o                               10.50%     Wells Capital Management Incorporated
 International Style                                 30.00%
  International Core Portfolio                                         7.50%     Evergreen Investments
  International Growth Portfolio                                       7.50%     Artisan Partners Limited Partnership
  International Index Portfolio                                        7.50%     SSgA Funds Management, Inc.
  International Value Portfolio                                        7.50%     LSV Asset Management

                                                 ---------
 TOTAL FUND ASSETS                                  100.00%

                                                           GROWTH EQUITY FUND 57

          (THIS FUND IS CLOSED TO NEW INVESTORS.) INDEX FUND

--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Gregory T. Genung, CFA

FUND INCEPTION:
1/31/1987
CLASS A
Ticker: WINAX
Fund Number: 3329
CLASS B
Ticker: WINBX
Fund Number: 3424
(THESE CLASSES ARE CLOSED TO NEW INVESTORS).

INVESTMENT OBJECTIVE
The Index Fund seeks to replicate the total rate of return of the S&P 500 Index, before fees and expenses.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in a diversified portfolio of equity securities designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

The Fund is a gateway fund that invests substantially all of its assets in the Index Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We invest in substantially all of the common stocks comprising the S&P 500 Index and attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and the Fund's investment results, before fees and expenses. This correlation is sought regardless of market conditions. If we are unable to achieve this correlation, then we will closely monitor the performance and composition of the S&P 500 Index and adjust the Fund's securities holdings as necessary to seek the correlation.

A precise duplication of the performance of the S&P 500 Index would mean that the NAV of Fund shares, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Fund's portfolio as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation before fees and expenses. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Derivatives Risk
   o  Index Tracking Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk

 58 INDEX FUND

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                                   INDEX FUND 59

LARGE CAP APPRECIATION FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cadence Capital Management, LLC

PORTFOLIO MANAGERS
William B. Bannick, CFA
Robert L. Fitzpatrick, CFA
Michael J. Skillman

FUND INCEPTION:
8/31/2001
CLASS A
Ticker: WFAPX
Fund Number: 1810
CLASS B
Ticker: WFABX
Fund Number: 1811
CLASS C
Ticker: WFACX
Fund Number: 1812

INVESTMENT OBJECTIVE
The Large Cap Appreciation Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Cap Appreciation Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


In making investment decisions for the Fund, we consider companies in the Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competitively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Fund. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the portfolio has become excessive in our view. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 60 LARGE CAP APPRECIATION FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                  LARGE CAP APPRECIATION FUND 61

LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Peregrine Capital Management, Inc.

PORTFOLIO MANAGERS
John S. Dale, CFA
Gary E. Nussbaum, CFA

FUND INCEPTION:
12/31/1982
CLASS A
Ticker: NVLAX
Fund Number: 327
CLASS B
Ticker: NVLOX
Fund Number: 357
CLASS C
Ticker: WFLCX
Fund Number: 254

INVESTMENT OBJECTIVE
The Large Company Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and

o up to 20% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential.

However, we normally do not invest more than 10% of the Fund's total assets in the securities of a single issuer. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


In selecting securities for the Fund, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including: dominance in their niche or industry; low cost producers; low levels of leverage; potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 62 LARGE COMPANY GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                    LARGE COMPANY GROWTH FUND 63

SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Peregrine Capital Management, Inc.

PORTFOLIO MANAGERS
William A. Grierson, CFA
Daniel J. Hagen, CFA
Robert B. Mersky, CFA
James P. Ross, CFA
Paul E. von Kuster, CFA

FUND INCEPTION:
12/31/1982
CLASS A
Ticker: WFSAX
Fund Number: 1848
CLASS B
Ticker: WFSBX
Fund Number: 1849
CLASS C
Ticker: WSMCX
Fund Number: 1850

INVESTMENT OBJECTIVE
The Small Company Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Small Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


In selecting securities for the Fund, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Rediscovery phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 64 SMALL COMPANY GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                    SMALL COMPANY GROWTH FUND 65

                        (THIS FUND IS CLOSED TO NEW INVESTORS.) SMALL COMPANY VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Peregrine Capital Management, Inc.

PORTFOLIO MANAGERS
Jason R. Ballsrud, CFA
Tasso H. Coin, Jr., CFA
Douglas G. Pugh, CFA

FUND INCEPTION:
6/01/1997
CLASS A:
Ticker: SCVAX
Fund Number: 1815
CLASS B:
Ticker: SCVBX
Fund Number: 1816
CLASS C:
Ticker: SCVFX
Fund Number: 1808

INVESTMENT OBJECTIVE
The Small Company Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Small Company Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 (Reg. TM) Index. The market capitalization range of the Russell (Reg. TM) 2000 Index was $78 million to $1.7 billion, as of May 30, 2009, and is expected to change frequently. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 66 SMALL COMPANY VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                     SMALL COMPANY VALUE FUND 67

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund and indirectly, the principal risk factors for the master portfolio(s) in which each Fund invests, have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.

ACTIVE TRADING RISK            Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

COUNTER-PARTY RISK             When a Fund enters into a repurchase agreement, an agreement where it buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the
                               Fund is exposed to the risk that the other party will not fulfill its contractual obligation.
                               Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

CURRENCY HEDGING RISK          An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Fund may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.

DERIVATIVES RISK               The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                               For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 68 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

EMERGING MARKETS RISK          Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries.
                               Emerging markets may be under-capitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

FOREIGN INVESTMENT RISK        Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

INDEX TRACKING RISK            The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.

ISSUER RISK                    The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 69

LEVERAGE RISK                  Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK                 A security may not be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK                We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor does anyone we contract with to provide services, such as selling agents or investment advisers, promise to make good on any such losses.

MARKET RISK                    The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets.
                               The value or liquidity of a security may decline or become illiquid due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline or become illiquid due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline or become illiquid in value simultaneously.

MULTI-STYLE MANAGEMENT RISK    Because certain portions of a Fund's assets are managed by different portfolio managers using different styles, a Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities. This may lead to higher transaction expenses and may generate higher short-term capital gains compared to a Fund using a single investment management style.

REGULATORY RISK                Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

SMALLER COMPANY SECURITIES     Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                           liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

 70 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

VALUE STYLE INVESTMENT RISK    Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 71

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.

 72 PORTFOLIO HOLDINGS INFORMATION

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the Funds' investment advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which the Funds invest. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended March 31, 2009.

For a Fund's most recent fiscal year end, the advisory fee paid to Funds Management was as follows:




ADVISORY FEES PAID
Fund Name                           AS A % OF AVERAGE DAILY NET ASSETS
C&B Large Cap Value Fund                           0.00%
Diversified Equity Fund                            0.01%
Emerging Growth Fund                               0.00%
Equity Income Fund                                 0.00%
Equity Value Fund                                  0.00%
Growth Equity Fund                                 0.04%
Index Fund                                         0.00%
Large Cap Appreciation Fund                        0.00%
Large Company Growth Fund                          0.00%
Small Company Growth Fund                          0.00%
Small Company Value Fund                           0.00%


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 73

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.


The Wells Fargo Funds Trust Board of Trustees has unanimously approved the reorganizations of the specified funds ("Target Funds") listed in the table below into certain existing Wells Fargo Advantage Funds ("Acquiring Funds") also listed in the table. The reorganizations were proposed by Wells Fargo Funds Management, LLC, investment adviser to the Wells Fargo Advantage Funds.



                                                                               PORTFOLIO MANAGEMENT TEAM OF
TARGET FUND                            ACQUIRING FUND                          ACQUIRING FUND
Wells Fargo Advantage Equity Income    Wells Fargo Advantage Disciplined       Bill Zieff, Wells Capital Management
 Fund                                  Value Fund*
Wells Fargo Advantage Large            Wells Fargo Advantage Premier Large     Aziz Hamzaogullari, Wells Capital
 Company Growth Fund                   Company Growth Fund*                    Management
Wells Fargo Advantage Growth Equity    Wells Fargo Advantage Diversified       Multiple Sub-advisers
 Fund                                  Equity Fund
Wells Fargo Advantage Large Cap        Wells Fargo Advantage Capital Growth    Tom Pence, Michael Harris, Wells
 Appreciation Fund                     Fund                                    Capital Management



* This Fund will be newly created in order to receive the assets of the Target Fund upon completion of the reorganization.

Each reorganization is subject to the satisfaction of a number of conditions, including approval by the shareholders of the Target Funds at special meetings of the shareholders expected to be held in June, 2010. In each reorganization, if various conditions to the closing of the reorganization are satisfied, the Acquiring Fund will receive all of the assets and assume all of the liabilities of the Target Fund, and Target Fund shareholders will receive shares of the Acquiring Fund in exchange for their shares of the Target Fund. Each reorganization is intended to be a tax-free transaction and it is anticipated that no gain or loss will be recognized by shareholders as a result of the reorganization for U.S. federal income tax purposes. Additionally, fund shareholders will not incur any sales loads or similar transaction charges as a result of the reorganizations.

Each reorganization, if it is approved by shareholders and all conditions to the closing are satisfied, is expected to occur in July, 2010. Prior to each reorganization, Wells Fargo Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in this prospectus.

Additional information, including a description of the applicable reorganization and information about fees, expenses, and risk factors, will be provided to shareholders of each Target Fund in a Prospectus/Proxy Statement that is expected to be mailed to shareholders in April. The Prospectus/Proxy Statement will provide information regarding the date, time and location of the shareholder meeting where the reorganization will be considered.

The foregoing is not a solicitation of any proxy. For more information, or to receive a free copy of the Prospectus/Proxy Statement once a registration statement relating to a proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-222-8222 or visit www.wellsfargo.com/advantagefunds. The Prospectus/Proxy Statement will also be available for free on the Securities and Exchange Commission's website www.sec.gov. Please read the Prospectus/Proxy Statement carefully before making any investment decisions.


 74 ORGANIZATION AND MANAGEMENT OF THE FUNDS

The following portfolio managers are responsible for determining the asset allocation of the Diversified Equity and Growth Equity Funds' investments in various master portfolios. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

THOMAS C. BIWER, CFA      Mr. Biwer is jointly responsible for managing the Diversified Equity Fund and Growth
Diversified Equity Fund   Equity Fund, both of which he has managed since 2005. Mr. Biwer joined Funds
Growth Equity Fund        Management in 2005 as a portfolio manager and a member of the Asset Allocation
                          Team. He participates in determining the asset allocations of the Funds' investments in various master portfolios or styles. Prior to joining Funds Management, Mr. Biwer served as an investment manager and portfolio strategist for the STRONG ADVISOR service since 1999. Education: B.S. and M.B.A., University of Illinois.
CHRISTIAN L. CHAN, CFA    Mr. Chan is jointly responsible for managing the Diversified Equity Fund and Growth
Diversified Equity Fund   Equity Fund, both of which he has managed since 2005. Mr. Chan joined Funds
Growth Equity Fund        Management in 2002 as a member of the Asset Allocation Team and Investment Team.
                          He participates in determining the asset allocations of the Funds' investments in various master portfolios or styles. Prior to joining Funds Management, Mr. Chan served as a director in the Investments Department at mPower Advisors, LLC from 1999 to
                          2001. Education: B.A., American Studies, University of California at Los Angeles.
ANDREW OWEN, CFA          Mr. Owen is jointly responsible for managing the Diversified Equity Fund and Growth
Diversified Equity Fund   Equity Fund, both of which he has managed since 2005. Mr. Owen joined Funds
Growth Equity Fund        Management in 1996 as a member of the Asset Allocation Team and head of the
                          Investments Team. He participates in determining the asset allocations of the Funds'
                          investments in various master portfolios or styles. Education: B.A., University of
                          Pennsylvania; M.B.A., University of Michigan.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolios in which the Funds invest. Except for the Diversified Equity Fund and Growth Equity Fund, sub-advisory services provided to the master portfolio(s) are described as being provided at the gateway fund level. There are no sub-advisory services currently provided at the gateway fund level because each Fund invests substantially all of its assets in a master portfolio. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.
--------------------------------------------------------------------------------
CADENCE CAPITAL MANAGEMENT, LLC (Cadence), located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation Fund. Accordingly, Cadence is responsible for the day-to-day investment management activities of the Large Cap Appreciation Fund. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds, and individual investors.

WILLIAM B. BANNICK, CFA       Mr. Bannick is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2003. Mr. Bannick is chief investment officer at Cadence, jointly responsible for managing all client portfolios. He joined Cadence in 1992 as a senior portfolio manager and was later promoted to managing director. Education:
                              B.S., Physics, University of Massachusetts; M.B.A., Finance, Boston University.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 75

ROBERT L. FITZPATRICK, CFA    Mr. Fitzpatrick is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2004. Mr. Fitzpatrick joined Cadence in 1999 as a senior analyst covering the computer hardware side of the technology industry. He was promoted in 2004 to portfolio manager jointly managing all client portfolios and was later promoted to managing director. Education: B.A., Psychology and Government,
                              Dartmouth College; M.B.A., Wharton School of Business.
MICHAEL J. SKILLMAN           Mr. Skillman is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2007. Mr. Skillman is chief executive officer at Cadence, jointly responsible for managing all client portfolios. He joined Cadence in 1994 and was later promoted to managing director. Education: B.S., Business Administration-
                              Finance, California State University, Chico.

--------------------------------------------------------------------------------
COOKE & BIELER, L.P. (Cooke & Bieler), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is the sub-adviser for the C&B Large Cap Value Fund. Accordingly, Cooke & Bieler is responsible for the day-to-day investment management activities of the C&B
Large Cap Value Fund. Cooke & Bieler is a registered investment adviser that provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.

The following portfolio managers work as a team, each having equal responsibility and accountability in managing the C&B Large Cap Value Fund, with no limitations on their respective roles. Each portfolio manager's responsibilities include the generation of investment ideas as well as research and monitoring of stock valuation and performance. The impact of each portfolio manager's investment decisions on the overall portfolio is closely monitored by all portfolio managers on the team.

KERMIT S. ECK, CFA         Mr. Eck is jointly responsible for managing the C&B Large Cap Value Fund, which he has
C&B Large Cap Value Fund   managed since 1992. Mr. Eck joined Cooke & Bieler in 1992 and currently serves as a partner, portfolio manager and research analyst. Education: B.S., Computer Science,
                           Montana State University; M.B.A., Stanford University.
DAREN C. HEITMAN, CFA      Mr. Heitman is jointly responsible for managing the C&B Large Cap Value Fund, which
C&B Large Cap Value Fund   he has managed since 2005. Mr. Heitman joined Cooke & Bieler in 2005, and currently serves as a partner, research analyst, and portfolio manager. Before joining Cooke &
                           Bieler, Mr. Heitman was with Schneider Capital Management as a senior analyst from
                           2000 until 2005. Education: B.S., Finance, Iowa State University; M.B.A., University of
                           Chicago.
STEVE LYONS, CFA           Mr. Lyons is jointly responsible for Managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 2009. Mr. Lyons currently serves as a Principal Analyst and Portfolio
                           Manager. He has been with Cooke & Bieler since 2006. Prior to business school, Mr.
                           Lyons worked in the investment services industry specializing in private equity and business valuation. Education: B.S. in Finance, Arizona State University; M.B.A.,
                           University of Chicago.
MICHAEL M. MEYER, CFA      Mr. Meyer is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 1993. Mr. Meyer joined Cooke & Bieler in 1993 where he is currently a partner, portfolio manager and research analyst. Education: B.A., Economics, Davidson
                           College; M.B.A., The Wharton School of Business.

 76 ORGANIZATION AND MANAGEMENT OF THE FUNDS

EDWARD W. O'CONNOR, CFA    Mr. O'Connor is jointly responsible for managing the C&B Large Cap Value Fund, which
C&B Large Cap Value Fund   he has managed since 2002. Mr. O'Connor joined Cooke & Bieler in 2002 where he is currently a partner, portfolio manager and research analyst. Prior to joining Cooke &
                           Bieler, Mr. O'Connor was with Cambiar Investors where he served as an equity analyst and portfolio manager and participated in Cambiar's 2001 management buyout.
                           Education: B.A., Economics and Philosophy, Colgate University; M.B.A., University of
                           Chicago.
R. JAMES O'NEIL, CFA       Mr. O'Neil is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 1990. Mr. O'Neil joined Cooke & Bieler in 1988 where he is currently a partner, portfolio manager and research analyst. Education: B.A., Economics, Colby
                           College; M.B.A., Harvard School of Business.
MEHUL TRIVEDI, CFA         Mr. Trivedi is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund   has managed since 1998. He joined Cooke & Bieler in 1998 where he is currently a partner, portfolio manager and research analyst. Education: B.A., International
                           Relations, University of Pennsylvania; B.S., Economics, Wharton School of Business;
                           M.B.A., Wharton School of Business.


--------------------------------------------------------------------------------
PEREGRINE CAPITAL MANAGEMENT, INC. (Peregrine), an affiliate of Funds
Management and direct wholly owned subsidiary of Wells Fargo & Company, located at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth Fund, Small Company Growth Fund and Small Company Value Fund. Accordingly, Peregrine is responsible for the day-to-day investment management activities of the Funds. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) Plans, foundations and endowments.

JASON R. BALLSRUD, CFA      Mr. Ballsrud is jointly responsible for managing the Small Company Value Fund, which
Small Company Value Fund    he has managed since 2005. Mr. Ballsrud is currently a portfolio manager for the Small
                            Cap Value style. He joined Peregrine in 1997 as a research analyst. Education: B.S.,
                            Finance, University of Minnesota; M.B.A., Finance, University of Minnesota.
TASSO H. COIN, JR., CFA     Mr. Coin is jointly responsible for managing the Small Company Value Fund, which he
Small Company Value Fund    has managed since 2002. Mr. Coin joined Peregrine in 1995 as a senior vice president.
                            Education: B.A., Economics, Loyola University.
JOHN S. DALE, CFA           Mr. Dale is jointly responsible for managing the Large Company Growth Fund, which
Large Company Growth Fund   he has managed since 1983. Mr. Dale joined Peregrine in 1987 as a senior vice president and portfolio manager. He founded this strategy in 1983 and has managed large company growth portfolios since 1971. Education: B.A., Marketing, University of
                            Minnesota.
WILLIAM A. GRIERSON, CFA    Mr. Grierson is jointly responsible for managing the Small Company Growth Fund,
Small Company Growth Fund   which he has managed since 2005. Mr. Grierson joined Peregrine in 2000 as a securities analyst on the Small Cap Growth Equity team. In 2005, he became a member of the portfolio management team. Education: B.A., Lawrence University.
DANIEL J. HAGEN, CFA        Mr. Hagen is jointly responsible for managing the Small Company Growth Fund, which
Small Company Growth Fund   he has managed since 2003. Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Growth Equity team and became a member of the portfolio management team in 2001. Education: B.S., Finance, University of Minnesota.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 77

ROBERT B. MERSKY, CFA       Mr. Mersky is jointly responsible for managing the Small Company Growth Fund, which
Small Company Growth Fund   he has managed since 1984. Mr. Mersky is a founder, president and portfolio manager at Peregrine. He co-manages Peregrine's Small Cap Growth Equity style. Mr. Mersky has actively managed small cap stocks since 1973. Education: B.S., Accounting, University of
                            Minnesota.
GARY E. NUSSBAUM, CFA       Mr. Nussbaum is jointly responsible for managing the Large Company Growth Fund,
Large Company Growth Fund   which he has managed since 1990. Mr. Nussbaum joined Peregrine in 1990 as a portfolio manager where he has managed large company growth portfolios.
                            Education: B.A., Finance, University of Wisconsin; M.B.A., University of Wisconsin.
DOUGLAS J. PUGH, CFA        Mr. Pugh is jointly responsible for managing the Small Company Value Fund, which he
Small Company Value Fund    has managed since 2002. Mr. Pugh joined Peregrine in 1997 as a Senior Vice President.
                            Education: B.S.B.A., Drake University; M.B.A., University of Minnesota.
JAMES P. ROSS, CFA          Mr. Ross is jointly responsible for managing the Small Company Growth Fund, which he
Small Company Growth Fund   has managed since 2005. Mr. Ross joined Peregrine in 1996 as a Senior Portfolio
                            Advisor on the Small Cap Growth Equity team. Education: B.B.A., University of Iowa;
                            M.B.A., University of Iowa.
PAUL E. VON KUSTER, CFA     Mr. von Kuster is jointly responsible for managing the Small Company Growth Fund,
Small Company Growth Fund   which he has managed since 1984. Mr. von Kuster joined Peregrine in 1984 as a senior vice president and portfolio manager. Education: B.A., Philosophy, Princeton University.

--------------------------------------------------------------------------------
SYSTEMATIC FINANCIAL MANAGEMENT, L.P. (Systematic), located at 300 Frank W.
Burr Boulevard, Glenpointe East, Teaneck, NJ 07666, is the investment sub-adviser for the Equity Value Fund. Accordingly, Systematic is responsible for the day-to-day investment management activities of the Equity Value Fund. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.

D. KEVIN MCCREESH, CFA   Mr. McCreesh is jointly responsible for managing the Equity Value Fund, which he has
Equity Value Fund        managed since 2003. Mr.McCreesh joined Systematic in 1996. He is Systematic's chief investment officer and co-manages the firm's large and small/mid cap portfolios.
                         Education: B.S., Geology, University of Delaware; M.B.A., Drexel University. Mr. McCreesh
                         is a member of the CFA Institute and the New York Society of Security Analysts
                         (NYSSA).
RONALD M. MUSHOCK, CFA   Mr. Mushock is jointly responsible for managing the Equity Value Fund, which he has
Equity Value Fund        managed since 2003. Mr. Mushock joined Systematic in 1997 as an equity analyst and was promoted to portfolio manager in 2000. He currently co-manages the firm's large cap portfolios and maintains portfolio management responsibility for all mid and small/mid cap portfolios. Education: B.S., Finance, Seton Hall University; M.B.A., New
                         York University. Mr. Mushock is a member of the AIMR and the NYSSA.

--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Emerging Growth Fund, Equity Income Fund, and Index Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

 78 ORGANIZATION AND MANAGEMENT OF THE FUNDS

GARY J. DUNN, CFA           Mr. Dunn is jointly responsible for managing the Equity Income Fund, which he has
Equity Income Fund          managed since 1994. He joined Wells Capital Management in 1998 as principal for its
                            Equity Income Team. Prior to that, he served as director of institutional investments of
                            Norwest Investment Management, which combined investment advisory services with
                            Wells Capital Management in 1999. Education: B.A., Economics, Carroll College.
JOSEPH M. EBERHARDY, CFA,   Mr. Eberhardy is jointly responsible for managing the Emerging Growth Fund, which he
CPA                         has managed since 2008, when he became a portfolio manager with the Growth
Emerging Growth Fund        Equity Team at Wells Capital Management. Prior to his current role, he was a senior research analyst with the Growth Equity Team since 2000. Prior to joining Wells Capital
                            Management, Mr. Eberhardy was with Strong Capital Management, Inc., since 1994.
                            Education: B.A, Accounting, University of Wisconsin-Milwaukee.
GREGORY T. GENUNG, CFA      Mr. Genung is responsible for managing the Index Fund, which he has managed since
Index Fund                  2002. Mr. Genung joined Wells Capital Management in 2001, and also manages certain
                            Wells Fargo index and quantitative mutual funds, private accounts and collective trust funds. Education: B.B.A. Finance, and B.A. equivalency, Economics, University of
                            Minnesota, Duluth.
THOMAS C. OGNAR, CFA        Mr. Ognar is jointly responsible for managing the Emerging Growth Fund, which he has
Emerging Growth Fund        managed since 2007. Mr. Ognar joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Ognar was a portfolio manager with Strong Capital Management, Inc. since May 2002 and managed separate and Institutional accounts since 2001. Mr. Ognar joined Strong Capital
                            Management, Inc. in 1998, and served as a senior equity research analyst from 1998 to
                            2002. Education: B.S., Finance, Miami University; M.S., Finance, University of Wisconsin,
                            Madison.
BRUCE C. OLSON, CFA         Mr. Olson is jointly responsible for managing the Emerging Growth Fund, which he has
Emerging Growth Fund        managed since 2007. Mr. Olson joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with
                            Strong Capital Management, Inc. and managed separate and institutional accounts since January 1998. Mr. Olson joined Strong Capital Management, Inc. in 1994.
                            Education: B.A., Finance and History, Gustavus Adolphus College.
ROBERT M. THORNBURG         Mr. Thornburg is jointly responsible for managing the Equity Income Fund, which he
Equity Income Fund          has managed since 2006. Mr. Thornburg joined Wells Capital Management in 2001, where he has served as a senior equity analyst and portfolio manager for the Premier
                            Value team, providing investment management services for the mutual fund, institutional clients, including retirement plans, foundations, endowments, and corporate portfolios. Education: B.A., Finance, University of Montana.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 79

DORMANT INVESTMENT ADVISORY ARRANGEMENT
Under the investment advisory contract for the C&B Large Cap Value Fund, Equity Income Fund, Emerging Growth Fund, Equity Value Fund, Index Fund, Large Cap Appreciation Fund, Large Company Growth Fund, Small Company Growth Fund and Small Company Value Fund, Funds Management does not receive any compensation from a Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of each Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the C&B Large Cap Value Fund, Emerging Growth Fund and Equity Value Fund. Under this arrangement, each Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 80 ORGANIZATION AND MANAGEMENT OF THE FUNDS

A CHOICE OF SHARE CLASSES
--------------------------------------------------------------------------------

After choosing a Fund, your next most important choice will be which share class to buy. The table below summarizes the features of the classes of shares available through this Prospectus. The Funds no longer offer Class B shares, except in connection with the reinvestment of any distributions and exchanges of Class B shares for Class B shares of other Wells Fargo Advantage Funds permitted by our exchange policy (see "How to Exchange Shares" later in this Prospectus). Specific Fund charges may vary, so you should review each Fund's fee table as well as the sales charge schedules that follow. Finally, you should review the "Reductions and Waivers of Sales Charges" section of the Prospectus before making your decision as to which share class to buy.

                         CLASS A                           CLASS B/1/                        CLASS C
INITIAL SALES CHARGE     5.75%                             None. Your entire investment      None. Your entire investment
                                                           goes to work immediately.         goes to work immediately.
CONTINGENT DEFERRED      None (except that a charge        5% and declines until it          1% if shares are sold within
SALES CHARGE (CDSC)      of 1% applies to certain          reaches 0% at the beginning       one year after purchase.
                         redemptions made within           of the 7th year.
                         eighteen months, following
                         purchases of $1 million or
                         more without an initial sales
                         charge).
ONGOING DISTRIBUTION     None.                             0.75%                             0.75%
(12B-1) FEES
PURCHASE MAXIMUM         None. Volume reductions           $100,000                          $1,000,000
                         given upon providing
                         adequate proof of eligibility.
ANNUAL EXPENSES          Lower ongoing expenses            Higher ongoing expenses           Higher ongoing expenses
                         than Classes B and C.             than Class A because of           than Class A because of
                                                           higher 12b-1 fees.                higher 12b-1 fees.
CONVERSION FEATURE       Not applicable.                   Yes. Converts to Class A          No. Does not convert to
                                                           shares after a certain            Class A shares, so annual
                                                           number of years depending         expenses do not decrease.
                                                           on the Fund, so annual
                                                           expenses decrease.


1 Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges and in connection with the closing of a reorganization. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect.


Information regarding the Funds' sales charges, breakpoints, and waivers is available free of charge on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.

                                                    A CHOICE OF SHARE CLASSES 81

CLASS A SHARES SALES CHARGE SCHEDULE
If you choose to buy Class A shares, you will pay the public offering price
(POP) which is the net asset value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

                 CLASS A SHARES SALES CHARGE SCHEDULE
                               FRONT-END SALES        FRONT-END SALES
                                CHARGE AS %           CHARGE AS %
                                 OF PUBLIC           OF NET AMOUNT
AMOUNT OF PURCHASE            OFFERING PRICE            INVESTED
Less than $50,000                  5.75%                  6.10%
$50,000 to $99,999                 4.75%                  4.99%
$100,000 to $249,999               3.75%                  3.90%
$250,000 to $499,999               2.75%                  2.83%
$500,000 to $999,999               2.00%                  2.04%
$1,000,000 and over/1/             0.00%                  0.00%

1 We will assess a 1.00% CDSC on Class A share purchases of $1,000,000 or more if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

CLASS B SHARES CDSC SCHEDULES

Class B shares are closed to new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other WELLS FARGO ADVANTAGE FUNDS (as permitted by our exchange policy) and except specified persons may acquire Class B shares of a Fund in connection with the closing of a reorganization. No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange or in connection with the closing of a reorganization. For Class B shares currently outstanding and Class B shares acquired upon reinvestment of dividends, all Class B shares attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder services plan fees, will continue in effect. Existing shareholders of Class B shares who redeem their shares within six years of the purchase date may pay a CDSC based on how long such shareholders have held their shares. Certain exceptions apply (see "CDSC Waivers"). The CDSC schedules are as follows:


                                        CLASS B SHARES CDSC SCHEDULE FOR THE FUNDS
REDEMPTION WITHIN       1 YEAR      2 YEARS      3 YEARS      4 YEARS      5 YEARS      6 YEARS      7 YEARS      8 YEARS
 CDSC                    5.00%        4.00%        3.00%        3.00%        2.00%        1.00%        0.00%       A shares

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

Class B shares received in the reorganization of the Strong Funds in exchange for Strong Fund shares purchased prior to April 11, 2005 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after eight years:

             CLASS B SHARES CDSC SCHEDULE (FOR ALL PRIOR STRONG FUNDS)
FOR SHARES RECEIVED IN EXCHANGE FOR STRONG FUND SHARES PURCHASED PRIOR TO APRIL 11,
                                       2005
REDEMPTION WITHIN      1 YEAR    2 YEARS    3 YEARS    4 YEARS     5 YEARS    6 YEARS    7 YEARS    8 YEARS       9 YEARS
CDSC                    5.00%      4.00%      4.00%      3.00%       2.00%      1.00%      0.00%      0.00%      A shares

 82 A CHOICE OF SHARE CLASSES

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for eight years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

If you exchange Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

CLASS C SHARES SALES CHARGES
If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the Fund's distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay higher ongoing expenses.

                                                    A CHOICE OF SHARE CLASSES 83

REDUCTIONS AND WAIVERS OF SALES CHARGES
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

CLASS A SHARES SALES CHARGE REDUCTIONS AND WAIVERS
You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent or shareholder servicing agent for the reduction or waiver and to provide appropriate proof of eligibility.

o You pay no sales charges on Fund shares you buy with reinvested distributions.

o You pay a lower sales charge if you are investing an amount over a breakpoint level. See "Class A Shares Sales Charge Schedule" above.

o You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption. (Please note, you will still be charged any applicable CDSC on Class B shares you redeem.)

o By signing a LETTER OF INTENT (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. Reinvested dividends and capital gains do not count as purchases made during this period. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

o RIGHTS OF ACCUMULATION (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.

                   HOW A LETTER OF INTENT CAN SAVE YOU MONEY!
   If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

 84 REDUCTIONS AND WAIVERS OF SALES CHARGES

ACCOUNTS THAT CAN BE AGGREGATED
You may aggregate the following types of accounts indicated below to qualify for a volume discount:

CAN THIS TYPE OF ACCOUNT BE AGGREGATED?     YES       NO
Individual accounts                          X
Joint accounts                               X
UGMA/UTMA accounts                           X
Trust accounts over which the                X
shareholder has individual or shared
  authority
Solely owned business accounts               X
 RETIREMENT PLANS
Traditional and Roth IRAs                    X
SEP IRAs                                     X
SIMPLE IRAs that use the WELLS FARGO                   X
  ADVANTAGE FUNDS prototype agreement*
SIMPLE IRAs that do not use the WELLS        X
FARGO ADVANTAGE FUNDS prototype
  agreement
403(b) Plan accounts**                       X
401(k) Plan accounts                                   X
 OTHER ACCOUNTS
529 Plan accounts*                                     X
Accounts held through other brokerage                  X
  firms

* These accounts may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When plan assets in Fund Class A, Class B, Class C and WealthBuilder Portfolio shares (excluding Wells Fargo Advantage money market fund shares) reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.
** Effective January 1, 2009, WELLS FARGO ADVANTAGE FUNDS will no longer offer new or accept purchases in existing 403(b) accounts utilizing the WELLS FARGO ADVANTAGE FUNDS prototype agreement.

Based on the above chart, if you believe that you own Fund shares in one or more accounts that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase specifically identify those shares to your selling agent or shareholder servicing agent. For an account to qualify for a volume discount, it must be registered in the name of, or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21. Class A shares purchased at NAV will not be aggregated with other Fund shares for purposes of receiving a volume discount.

CLASS A SHARES SALES CHARGE WAIVERS FOR CERTAIN PARTIES
We reserve the right to enter into agreements that reduce or waive sales charges for groups or classes of shareholders. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you should read the materials for that account. Those terms may supercede the terms and conditions discussed here. If you fall into any of the following categories, you can buy Class A shares at NAV:

o  Current and retired employees, directors/trustees and officers of:
   o WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds);
   o Wells Fargo & Company and its affiliates; and
   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.

o  Current employees of:
   o the Fund's transfer agent;
   o broker-dealers who act as selling agents;

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 85

   o family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above; and
   o each Fund's sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services.

o Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund's distributor that allows for load-waived Class A purchases.

o Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.

o  Section 529 college savings plan accounts.

o  Insurance company separate accounts.

o Fund of Funds, including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/), subject to review and approval by Funds Management.

o Investors who held Advisor Class shares of a Wells Fargo Advantage Fund at the close of business on June 20, 2008 (the "Eligibility Time"), so long as the following conditions are met:
   o any purchases at NAV are limited to Class A shares of the same Fund in which the investor held Advisor Class shares at the Eligibility Time;
   o share purchases are made in the same account through which the investor held Advisor Class shares at the Eligibility Time;
   o the owner of the account remains the same as the account owner at the Eligibility Time; and
   o following the Eligibility Time, the account maintains a positive account balance at some time during a period of at least six months in length.

Investors who held Advisor Class shares at the Eligibility Time are also eligible to exchange their Class A shares for Class A shares of another Wells Fargo Advantage Fund without imposition of any Class A sales charges and would be eligible to make additional purchases of Class A shares of such other Fund at NAV in the account holding the shares received in exchange.

The eligibility of such investors that hold Fund shares through an account maintained by a financial institution is also subject to the following additional limitation. In the event that such an investor's relationship with and/or the services such investor receives from the financial institution subsequently changes, such investor shall thereafter no longer be eligible to purchase Class A shares at NAV. Please consult with your financial representative for further details.

o Investors who receive annuity payments under either an annuity option or from death proceeds previously invested in a Fund may reinvest such payments or proceeds in the Fund within 120 days of receiving such distribution.

o Investors who purchase shares that are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC WAIVERS
o You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

o We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or mandatory (withdrawals generally made after age 701/2 according to Internal Revenue Service (IRS) guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)

o We waive the CDSC for redemptions made in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disabled" is defined in Internal Revenue Code Section 72(m)(7).)

o We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger or effect a Fund liquidation.

o We waive the Class C shares CDSC if the dealer of record waived its commission.

o We waive the Class C shares CDSC where a Fund did not pay a sales commission at the time of purchase.

 86 REDUCTIONS AND WAIVERS OF SALES CHARGES

We also reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supercede the terms and conditions discussed here. Contact your selling agent for further information.

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 87

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------

DISTRIBUTION PLAN
Each Fund has adopted a Distribution Plan (12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares. The 12b-1 Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services or other activities including ongoing compensation to selling agents. The 12b-1 Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the 12b-1 Plan. Fees paid under the 12b-1 Plan by Class B shares that are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges and the closing of a reorganization) primarily cover past sales and distribution services, as well as ongoing services to shareholders. The fees paid under this 12b-1 Plan are as follows:


FUND                               CLASS B          CLASS C
C&B Large Cap Value Fund            0.75%            0.75%
Diversified Equity Fund             0.75%            0.75%
Emerging Growth Fund                 N/A             0.75%
Equity Income Fund                  0.75%            0.75%
Equity Value Fund                   0.75%            0.75%
Growth Equity Fund                  0.75%            0.75%
Index Fund                          0.75%             N/A
Large Cap Appreciation Fund         0.75%            0.75%
Large Company Growth Fund           0.75%            0.75%
Small Company Growth Fund           0.75%            0.75%
Small Company Value Fund            0.75%            0.75%

These fees are paid out of each Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than other types of sales charges.

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell
Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations

 88 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by each Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargo.com/advantagefunds.

                     COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS 89

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

 90 PRICING FUND SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   o directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   o through a brokerage account with an approved selling agent; or

   o through certain retirement, benefit and pension plans or certain packaged investment products. (Please contact the providers of the plan or product for instructions.)

                                                       HOW TO OPEN AN ACCOUNT 91

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Fund shares held through brokerage and other types of accounts, please consult your selling agent.

MINIMUM INVESTMENTS               INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
--------------------------------- -------------------------------------------------- -------------------------------------
Regular accounts                  $1,000                                             $100
IRAs, IRA rollovers, Roth IRAs      $250                                             $100
UGMA/UTMA accounts                   $50                                              $50
Employer Sponsored                no minimum                                         no minimum
Retirement Plans
BUYING SHARES                     OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
--------------------------------- -------------------------------------------------- -------------------------------------
By Internet                       A new account may not be opened by                 o To buy additional shares or buy
---------------------------------
                                  Internet unless you have another Wells Fargo       shares of a new Fund, visit
                                  Advantage Fund account with your bank              www.wellsfargo.com/
                                  information on file. If you do not currently       advantagefunds.
                                  have an account, refer to the section on           o Subsequent online purchases
                                  buying shares by mail or wire.                     have a minimum of $100 and a
                                  --------------------------------------------------
                                                                                     maximum of $100,000. You may
                                                                                     be eligible for an exception to
                                                                                     this maximum. Please call
                                                                                     Investor Services at
                                                                                     1-800-222-8222 for more
                                                                                     information.
                                                                                     -----
By Mail                           o Complete and sign your account                   o Enclose a voided check (for
---------------------------------
                                  application.                                       checking accounts) or a deposit
                                  o Mail the application with your check made        slip (savings accounts).
                                  payable to the Fund to Investor Services at:       Alternatively, include a note
                                                                                     with your name, the Fund name,
                                                    REGULAR MAIL
                                  --------------------------------------------------
                                                                                     and your account number.
                                            WELLS FARGO ADVANTAGE FUNDS
                                                                                     o Mail the deposit slip or note
                                                   P.O. Box 8266
                                                                                     with your check made payable
                                               Boston, MA 02266-8266
                                                                                     to the Fund to the address on
                                                   OVERNIGHT ONLY                    the left.
                                  -------------------------------------------------- -------------------------------------
                                            WELLS FARGO ADVANTAGE FUNDS
                                         c/o Boston Financial Data Services
                                                    30 Dan Road
                                               Canton, MA 02021-2809
                                  --------------------------------------------------
By Telephone                      A new account may not be opened by                 To buy additional shares or to buy
---------------------------------
                                  telephone unless you have another Wells            shares of a new Fund call:
                                  Fargo Advantage Fund account with your             o Investor Services at
                                  bank information on file. If you do not            1-800-222-8222 or
                                  currently have an account, refer to the section    o 1-800-368-7550 for the
                                  on buying shares by mail or wire.                  automated phone system.
                                  -------------------------------------------------- -------------------------------------

 92 HOW TO BUY SHARES

 BUYING SHARES
-----------------------------------------------------------------------------------------------------------------
                           OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
                           ---------------------------------------------- ---------------------------------------
 In Person                 Investors are welcome to visit the Investor    See instructions shown to the left.
--------------------------                                                --------------------------------------
                           Center in person to ask questions or conduct
                           any Fund transaction. The Investor Center is
                           located at 100 Heritage Reserve,
                           Menomonee Falls, Wisconsin 53051.
                           ----------------------------------------------
 By Wire                   o Complete, sign and mail your account         To buy additional shares, instruct
--------------------------
                           application (refer to the section on buying    your bank or financial institution to
                           shares by mail)                                use the same wire instructions
                           o Provide the following instructions to your   shown to the left.
                                                                          --------------------------------------
                           financial institution:
                           State Street Bank & Trust
                           Boston, MA
                           Bank Routing Number: ABA 011000028
                           Wire Purchase Account: 9905-437-1
                           Attention: WELLS FARGO ADVANTAGE FUNDS
                           (Name of Fund, Account
                           Number and any applicable
                           share class)
                           Account Name: Provide your
                           name as registered on the
                           Fund account
                           ----------------------------------------------
Through Your Investment    Contact your investment representative.        Contact your investment
                           ----------------------------------------------
Representative                                                            representative.
--------------------------                                                --------------------------------------

GENERAL NOTES FOR BUYING SHARES

   o PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You are eligible to earn distributions beginning on the business day after the transfer agent receives your application in proper form.

   o U.S. DOLLARS ONLY. All payments must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   o INSUFFICIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   o NO FUND NAMED. When all or a portion of a payment is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o MINIMUM INITIAL AND SUBSEQUENT INVESTMENT WAIVERS. We allow a reduced minimum initial investment of $50 if you sign up for at least a $50 monthly automatic investment purchase plan. If you opened your account with the set minimum amount shown in the above chart, we allow reduced subsequent purchases for a minimum of $50 a month if you purchase through an automatic investment plan. We may also waive or reduce the minimum initial and subsequent investment amounts for purchases made through certain retirement, benefit and pension plans, certain packaged investment products, or for certain classes of shareholders as permitted by the SEC. Check specific disclosure statements and applications for the program through which you intend to invest.

                                                            HOW TO BUY SHARES 93

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.


SELLING SHARES    TO SELL SOME OR ALL OF YOUR SHARES
----------------- ----------------------------------------------------------------------
By Internet       Visit our Web site at www.wellsfargo.com/advantagefunds.
-----------------
                  Redemptions requested online are limited to a maximum of
                  $100,000. You may be eligible for an exception to this maximum.
                  Please call Investor Services at 1-800-222-8222 for more
                  information.
                  ----------------------------------------------------------------------
By Mail           o Send a Letter of Instruction providing your name, account number, the Fund from which you wish to redeem and the
                  dollar amount you wish to receive (or write "Full Redemption"
                  to redeem your remaining account balance) to the address
                  below.
                  o Make sure all account owners sign the request exactly as their names appear on the account application.
                  o  A medallion guarantee may be required under certain
                  circumstances (see "General Notes for Selling Shares").
                                                   REGULAR MAIL
----------------- ----------------------------------------------------------------------
                                       WELLS FARGO ADVANTAGE FUNDS
                                              P.O. Box 8266
                                          Boston, MA 02266-8266
                                             OVERNIGHT ONLY
                  ----------------------------------------------------------------------
                                       WELLS FARGO ADVANTAGE FUNDS
                                   c/o Boston Financial Data Services
                                               30 Dan Road
                                          Canton, MA 02021-2809
                  ----------------------------------------------------------------------
By Wire           o To arrange for a Federal Funds wire, call 1-800-222-8222.
-----------------
                  o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                  o Wire requests are sent to your bank account next business day if your request to redeem is received before the NYSE close.
                  o There is a $10 fee for each request.
                  ----------------------------------------------------------------------
In Person         Investors are welcome to visit the Investor Center in person to ask
-----------------
                  questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls,
                  Wisconsin 53051.
                  ----------------------------------------------------------------------


 94 HOW TO SELL SHARES

SELLING SHARES                           TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------- ------------------------------------------------------------------
By Telephone /                           o Call an Investor Services representative at 1-800-222-8222 or
 Electronic Funds Transfer (EFT)         use the automated phone system 1-800-368-7550.
----------------------------------------
                                         o Telephone privileges are automatically made available to you unless you specifically decline them on your account
                                         application or subsequently in writing.
                                         o Redemption requests may not be made by phone if the
                                         address on your account was changed in the last 15 days. In this event, you must request your redemption by mail (refer to the section on selling shares by mail).
                                         o A check will be mailed to the address on record (if there have been no changes communicated to us within the last 15 days)
                                         or transferred to a linked bank account.
                                         o Transfers made to a Wells Fargo Bank account are made
                                         available sooner than transfers to an unaffiliated institution.
                                         o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                         market funds, and next day for all other WELLS FARGO ADVANTAGE
                                         FUNDS.
                                         o Redemptions to any other linked bank account may post in two business days. Please check with your financial institution for timing of posting and availability of funds.
                                         NOTE: Telephone transactions such as redemption requests
                                         made over the phone generally require only one of the
                                         account owners to call unless you have instructed us
                                         otherwise.
                                         -----------------------------------------------------------------
Through Your Investment Representative   Contact your investment representative.
---------------------------------------- -----------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. If your request is not in proper form, you may have to provide us with additional documentation to redeem your shares. Requests received before the cutoff time are processed on the same business day.

   o CDSC FEES. Your redemption proceeds are net of any applicable CDSC fees.

   o FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o TELEPHONE/INTERNET REDEMPTIONS. We will take reasonable steps to confirm that telephone and internet instructions are genuine. For example, we require proof of your identification, such as a Taxpayer Identification Number or username and password, before we will act on instructions received by telephone or the internet. We will not be liable for any losses incurred if we follow telephone or internet instructions we reasonably believe to be genuine. Your call may be recorded.

                                                           HOW TO SELL SHARES 95

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT or the Automatic Investment Plan, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supercede the directions in this Prospectus.

   o MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 15 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

 96 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts), with the following exceptions:

   o Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund;

   o Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Class A shares purchased in such an exchange may only be re-exchanged for Class C shares of non-money market funds.

o An exchange request will be processed on the same business day, provided that both Funds are open at the time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to investment performance.


o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum subsequent purchase amounts.


o Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule and will be charged the CDSC applicable to the original shares upon redemption.

Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders.

                                                       HOW TO EXCHANGE SHARES 97

Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.

A financial intermediary through whom you may purchase shares of a Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and described in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about the restrictions or limitations on trading activity that will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plans and registered funds of funds.

Effective March 1, 2010, the Funds' short-term trading policy will be modified. Funds Management will continue to monitor available shareholder trading information across all Funds on a daily basis. If a shareholder redeems more than $5,000 (including redemptions that are part of an exchange transaction) from a Fund, that shareholder will be "blocked" from purchasing shares of that Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption. This modified policy will not apply to:

o  Money market funds;

o  Ultra-short funds;

o  Purchases of shares through dividend reinvestments;

o Systematic purchases, redemptions or exchanges where a financial intermediary maintaining a shareholder account identifies the transaction as a systematic purchase, redemption or exchange at the time of the transaction;

o Rebalancing transactions within certain asset allocation or "wrap" programs where the financial intermediary maintaining a shareholder account is able to identify the transaction as part of an asset allocation program approved by Funds Management;

o Transactions initiated by a registered "fund of funds" or Section 529 Plan into an underlying fund investment;

o Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships, withdrawals of shares acquired by participants through payroll deductions, and shares purchased or redeemed by a participant in connection with plan loans; and

o Purchases below $5,000 (including purchases that are part of an exchange transaction).

 98 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

o AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.


o AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. In addition, each transaction in an Automatic Exchange Plan must be for a minimum of $100. This feature may not be available for certain types of accounts.


o SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:
   o must have a Fund account valued at $10,000 or more;

   o must request a minimum redemption of $100;

   o must have your distributions reinvested; and
   o may not simultaneously participate in the Automatic Investment Plan.

o PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten business days to establish a plan once we have received your instructions. It generally takes about five business days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including Traditional IRAs and Roth IRAs.

o  Small Business Retirement Plans, including Simple IRAs and SEP IRAs.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

                                                             ACCOUNT POLICIES 99

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your Fund prospectuses, shareholder reports and other Fund documents electronically in lieu of paper form by enrolling on the Funds' Web site at www.wellsfargo.com/advantagedelivery. If you make this election, you will be notified by e-mail when the most recent Fund documents are available for electronic viewing and downloading.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by visiting www.wellsfargo.com/advantagedelivery.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 100 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds, except the Equity Income Fund, generally make distributions of any net investment income and any realized net capital gains at least annually. The Equity Income Fund generally makes distributions of any net investment income quarterly and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

o AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.

o CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.

o BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.

o DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

                                                               DISTRIBUTIONS 101

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met. These reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

 102 TAXES

MASTER/GATEWAY (Reg. TM) STRUCTURE
--------------------------------------------------------------------------------

Each Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIOS
The following table lists the master portfolio(s) in which the Funds invest. Each Portfolio's investment objective is provided followed by a description of the Portfolio's investment strategies.


MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
C&B LARGE CAP VALUE PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks maximum long-term total return
                                   (current income and capital appreciation), consistent with minimizing risk to principal.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                   capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.


                                           MASTER/GATEWAY(Reg. TM) STRUCTURE 103

MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
DISCIPLINED GROWTH PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the common stock of larger companies that, in our view, possess above-average potential for growth. We invest in a portfolio of securities with an average market capitalization greater than
                                   $5 billion. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   We seek to identify growth companies that will report a level of corporate earnings that exceeds the level expected by investors. In seeking these companies, we use both quantitative and fundamental analysis. We may consider, among other factors, changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. We use a variety of valuation measures to determine whether or not the share price already reflects any positive fundamentals that we have identified. We attempt to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals or when we wish to take advantage of a better opportunity. Our sell discipline dictates that a holding must be sold if a negative earnings surprise is forecasted, company officials guide investor opinion downward, a stock becomes overvalued, or a buyout is announced.
                                   Upon the sale of any security, all of the proceeds are fully reinvested in the single most attractive company not already in the portfolio, as determined by our stock selection process.
 EMERGING GROWTH PORTFOLIO          INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                   capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less. Small-capitalization companies may include both domestic and foreign small-capitalization companies.
                                   We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return. We seek small-capitalization companies that are in an emerging phase of their life cycle. We believe these companies have prospects for robust and sustainable growth in earnings and revenue and their stock may benefit from positive revisions to expectations for earnings and revenue growth. Identifying and successfully anticipating those revisions often leads to stock outperformance.
                                   To find growth and anticipate positive revisions, we surround companies with exhaustive fundamental research, emphasizing companies whose management teams have histories of successfully executing their strategies and whose business models have sustainable profit potential. We combine this fundamental analysis with our assessment of the timeliness for the stocks of these companies to form an investment decision. We may invest in any sector, and at times, we may emphasize one or more particular sectors. We may sell a company's stock when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile. Depending on the circumstances, we may also sell or trim a portfolio position when we see timeliness turn negative on a stock held in the portfolio. We consider our sell discipline and risk control as critical and value-
                                   added parts of our process. We may actively trade portfolio securities.


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
MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
EQUITY INCOME PORTFOLIO            INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation and dividend income.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                   capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and growth of the dividend. Our screening process to identify such premier companies involves a search by market capitalization, dividend income or potential for dividend income, and stability of earnings to refine our selection universe.
                                   Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and typically will only sell a stock if it no longer fits our criteria for a premier company.
 EQUITY VALUE PORTFOLIO             INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                   capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   In making investment decisions for the Portfolio, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Portfolio.
                                   Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process and manage the Portfolio's overall risk profile. We generally consider selling a stock when it has achieved its fair value, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.


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
MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
INDEX PORTFOLIO                    INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                                   Standard & Poor's 500 Composite Stock Index (S&P 500 Index), before expenses.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest in substantially all of the common stocks comprising the S&P 500 Index and attempt to achieve at least a 95%
                                   correlation between the performance of the S&P 500 Index and the Portfolio's investment results, before expenses. This correlation is sought regardless of market conditions. If we are unable to achieve this correlation, then we will closely monitor the performance and composition of the S&P 500 Index and adjust the Fund's securities holdings as necessary to seek the correlation.
                                   A precise duplication of the performance of the S&P 500 Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a
                                   100% correlation is not feasible. Our ability to track the performance of the S&P 500
                                   Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Portfolio's securities as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation, before expenses.
                                   Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
 INTERNATIONAL CORE PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of foreign issuers with strong growth potential and that offer good relative values.
                                   These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   We follow a two-phase investment process. In the first phase, we conduct bottom-
                                   up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA)
                                   methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


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
MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
INTERNATIONAL GROWTH PORTFOLIO     INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the equity securities of foreign issuers. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   We use a bottom-up investment process described below to construct a portfolio of international growth companies, focusing on industries or themes that we believe present accelerating growth prospects. Company visits are a key component of our investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme.
                                   Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that we believe may lead to sustained earnings growth. We pay careful attention to valuation relative to a company's market or global industry in choosing investments. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or we choose to take advantage of a better opportunity. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


                                           MASTER/GATEWAY(Reg. TM) STRUCTURE 107

MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
INTERNATIONAL INDEX PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of an international portfolio of common stocks represented by the Morgan Stanley
                                   Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index," or
                                   the "Index"), before expenses.
                                   PRINCIPAL INVESTMENT STRATEGIES: We consider investments that provide substantially similar exposure to securities comprising the MSCI EAFE Index.
                                   Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We attempt to achieve a correlation of at least 95% between the performance of the MSCI EAFE Index and our investment results, before expenses. This correlation is sought regardless of market conditions.
                                   A precise duplication of the performance of the MSCI EAFE Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains would increase and decrease in exact proportion to changes in the MSCI EAFE Index. Such a 100% correlation is not feasible. Our ability to track the performance of the MSCI
                                   EAFE Index may be affected by, among other things: the Portfolio's expenses; the amount of cash and cash equivalents held by the Portfolio; the manner in which the performance of the MSCI EAFE Index is calculated; the size of the Portfolio's investment portfolio; and the timing, frequency and size of interestholder purchases and redemptions. We use cash flows from interestholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its performance to that of the MSCI EAFE Index. We regularly monitor the Portfolio's correlation to the MSCI
                                   EAFE Index and adjust the Portfolio's investments to the extent necessary to pursue a performance correlation of at least 95% with the Index. Inclusion of a security in the MSCI EAFE Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.

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
MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
INTERNATIONAL VALUE PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in the equity securities of foreign issuers. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We invest in equity securities of foreign issuers which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations.
                                   We use a quantitative investment model to make investment decisions for the
                                   Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a
                                   "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-
                                   term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark). We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.
 LARGE CAP APPRECIATION             INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                         PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                   capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   In making investment decisions for the Portfolio, we consider companies in the
                                   Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competitively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Portfolio. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the Portfolio has become excessive in our view. We may actively trade portfolio securities.


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
MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
LARGE COMPANY GROWTH               INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                         PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than
                                   10% of the Portfolio's total assets in the securities of a single issuer. We define large-
                                   capitalization companies as those with market capitalizations of $3 billion or more.
                                   We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   In selecting securities for the Portfolio, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including:
                                   dominance in their niche or industry; low cost producers; low levels of leverage;
                                   potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.
SMALL CAP INDEX PORTFOLIO          INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                                   Standard & Poor's Small Cap 600 Composite Stock Price Index (S&P 600 Small Cap
                                   Index), before expenses.
                                   PRINCIPAL INVESTMENT STRATEGIES: We generally execute portfolio transactions only to replicate the composition of the S&P 600 Small Cap Index with minimum tracking error and to minimize transaction costs. We invest cash received from portfolio security dividends or investments in the Portfolio, and raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents to facilitate payment of the Portfolio's expenses or redemptions. For these and other reasons, the
                                   Portfolio's performance can be expected to approximate but not equal that of the
                                   S&P 600 Small Cap Index, before expenses. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


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
MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
SMALL COMPANY GROWTH               INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                         PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                   capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   In selecting securities for the Portfolio, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Overlooked phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.
SMALL COMPANY VALUE PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks to provide long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                   capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 (Reg. TM) Index. The market capitalization range of the Russell 2000 (Reg. TM) Index was $78 million to $1.7 billion, as of
                                   May 31, 2009, and is expected to change frequently. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.


                                           MASTER/GATEWAY(Reg. TM) STRUCTURE 111

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
MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
STRATEGIC SMALL CAP VALUE          INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation by
 PORTFOLIO                         investing primarily in small capitalization securities.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                   capitalization companies that we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the
                                   Russell 2500TM Index was $78 million to $3.9 billion, as of May 30, 2009, and is expected to change frequently. The Portfolio may invest in equity securities of foreign issuers directly and through ADRs and similar investments. The Portfolio may invest in any sector, and at times may emphasize one or more particular sectors. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   We utilize several different "strategic" small cap value investment styles to pursue the Portfolio's objective.
                                   A portion of the Portfolio's assets is invested by seeking to take advantage of opportunities in the market created by investors who primarily focus on the short-
                                   term prospects of companies. To identify these opportunities, we follow a bottom-
                                   up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities in a company when the prevailing sentiment with respect to such company is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation in the securities of such company should the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the Portfolio by a better idea, or when sentiment with respect to such company improves significantly.
                                   Another portion of the Portfolio's assets is invested by employing a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.


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
MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
STRATEGIC SMALL CAP VALUE          The final portion of the Portfolio's assets is invested in companies based on a
 PORTFOLIO (CONTINUED)             disciplined adherence to fundamental analysis, with particular attention given to the cash flow generating capabilities of a company. Using this approach, we begin with quantitative screens that include a dividend discount model, a valuation model, as well as earnings strength and surprise models. Our initial screens are designed to develop a list of companies that appear to be undervalued relative to the market. We then perform our fundamental analysis that includes discussions with management, research analysts, and competitors to determine which companies we will purchase. Companies that we purchase generally belong to one of four categories- neglected, oversold, theme, and earnings turnaround. Neglected companies are solid performing companies that are largely ignored by the investment community. Oversold companies are companies that are oversold due to short-term earnings difficulties. Theme companies are companies poised to benefit from macroeconomic or industry wide trends. And lastly, earnings turnaround companies are companies on the verge of an earnings turnaround. We will generally sell a stock if our capitalization and valuation targets are met, if there is a negative fundamental shift in a company's dynamics, or if management has demonstrated that it cannot execute its business plan.
                                   Because the Portfolio's assets are managed by multiple portfolio managers within the Portfolio using different investment styles as described above, the Portfolio could experience overlapping security transactions where certain portfolio managers purchase securities at the same time other portfolio managers are selling those securities. This could lead to higher costs compared to other funds using a single investment management style.
                                   We may rebalance and reallocate assets across the portfolio strategies and may choose to further divide the Portfolio's assets to allow for additional portions to be managed using other investment approaches that meet the objective and investment parameters of the Portfolio.

THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.


=============================
ARTISAN PARTNERS LIMITED
PARTNERSHIP (Artisan), located
at 875 East Wisconsin Avenue,
Suite 800, Milwaukee, WI
53202, is
a Milwaukee-based registered
investment adviser. Artisan
sub-advises the International
Growth Portfolio in which
certain
gateway funds invest
substantially all or a portion
of their assets. In this
capacity, it is responsible
for the day-to-day
investment management of the
portfolio. Artisan provides
investment management services
to other mutual funds,
corporate clients, endowments
and foundations and
multi-employer and public
retirement plans.


=============================
CADENCE is the investment
sub-adviser for the Large Cap
Appreciation Portfolio in
which certain gateway funds
invest
substantially all or a portion
of their assets. For
additional information
regarding Cadence, see "The
Sub-Advisers and
Portfolio Managers"
sub-section.


=============================
COOKE & BIELER, L.P. (C&B) is
the investment sub-adviser for
the C&B Large Cap Value
Portfolio in which certain
gateway
funds invest substantially all
or a portion of their assets.
For additional information
regarding Cooke & Bieler, see
"The
Sub-Advisers and Portfolio
Managers" sub-section.

                                           MASTER/GATEWAY(Reg. TM) STRUCTURE 113

--------------------------------------------------------------------------------
EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC ("Evergreen Investments"), an affiliate of Funds Management, and an indirect, wholly owned subsidiary of
Wells Fargo & Company, located at 200 Berkeley Street, Boston, MA 02116-5034, sub-EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC ("Evergreen Investments"), an affiliate of Funds Management, and an indirect, wholly owned subsidiary of
Wells Fargo & Company, located at 200 Berkeley Street, Boston, MA 02116-5034, sub-advises the International Core Portfolio, in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, Evergreen Investments is responsible for the day-to-day investment management of the International Core Portfolio. Evergreen Investments is a registered investment adviser that has been managing mutual funds and private accounts since 1932. Evergreen Investments also acts as the investment adviser for the Evergreen Funds and supervises its daily business affairs.
--------------------------------------------------------------------------------
LSV ASSET MANAGEMENT (LSV), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606, is the investment sub-adviser for the International Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.
--------------------------------------------------------------------------------
PEREGRINE is the investment sub-adviser for the Large Company Growth Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets.
For additional information regarding Peregrine, see "The Sub-Advisers and Portfolio Managers" sub-section.
--------------------------------------------------------------------------------
SMITH ASSET MANAGEMENT GROUP, L.P. (Smith Group), located at 100 Crescent
Court, Suite 1150, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style.
--------------------------------------------------------------------------------

SSGA FUNDS MANAGEMENT, INC. (SSgA FM), located at 1 Lincoln Street, Boston, MA 02110, is the investment sub-adviser for the International Index Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, SSgA FM is responsible for the day-to-day investment management activities of the Portfolios. SSgA FM, an SEC registered investment adviser, is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2009, SSgA FM had over $168.3 billion in assets under management. SSgA FM and other State Street advisory affiliates make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. With over $1,911.2 billion under management as of December 31, 2009, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

--------------------------------------------------------------------------------
SYSTEMATIC is the investment sub-adviser for the Equity Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Systematic, see "The Sub-Advisers and Portfolio Managers" sub-section.
--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the investment sub-adviser for the Emerging Growth Portfolio, Equity Income Portfolio, Index Portfolio, Small Cap Index Portfolio and Strategic Small Cap Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Wells Capital Management, see "The Sub-Advisers and Portfolio Managers" sub-section.

 114 MASTER/GATEWAY(Reg. TM) STRUCTURE

ADDITIONAL PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

This section contains additional information regarding performance of the Funds. The sub-section below titled "Index Descriptions" defines the market indices that are referenced in the Fund Summaries. The sub-section below titled "Share Class Performance" provides history for specified share classes of certain Funds.

INDEX DESCRIPTIONS
The "Average Annual Total Returns" table in each Fund's Fund Summary compares the Fund's returns with those of at least one broad-based market index. Below are descriptions of each such index. You cannot invest directly in an index.


DIVERSIFIED EQUITY COMPOSITE          The Diversified Equity Composite Index is weighted 25% in the Russell 1000 (Reg. TM)/
                                      /Value Index,
INDEX                                 25% in the S&P 500 Index, 25% in the Russell 1000 (Reg. TM)/ /Growth Index, 15% in the
                                      MSCI EAFE (Reg. TM)
                                      Index, and 10% in the Russell 2000 (Reg. TM) Index.
GROWTH EQUITY COMPOSITE               The Growth Equity Composite Index is weighted 35% in the Russell 1000 (Reg. TM) Growth
                                      Index,
INDEX                                 35% in the Russell 2000 (Reg. TM) Index, and 30% in the MSCI EAFE (Reg. TM) Index.
RUSSELL 1000 GROWTH (Reg. TM) INDEX   The Russell 1000 (Reg. TM) Growth Index measures the performance of those Russell 1000 companies
                                      with higher price-to-book ratios and higher forecasted growth values.
RUSSELL 1000 (Reg. TM) VALUE INDEX    The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies
                                      with lower price-to-book ratios and lower forecasted growth values.
RUSSELL 2000 (Reg. TM) INDEX          The Russell 2000 (Reg. TM) Index measures the performance of the 2,000 smallest companies in the
                                      Russell 3000 (Reg. TM) Index, which represents approximately 8% of the total market capitalization of
                                      the Russell 3000 Index.
RUSSELL 2000 GROWTH (Reg. TM) INDEX   The Russell 2000 (Reg. TM) Growth Index measures the performance of those Russell 2000
                                      (Reg. TM)
                                      companies with higher price-to-book ratios and higher forecasted growth values.
RUSSELL 2000 (Reg. TM) VALUE INDEX    The Russell 2000 (Reg. TM) Value Index measures the performance of those Russell 2000
                                      (Reg. TM) companies
                                      with lower price-to-book ratios and lower forecasted growth values.
S&P 500 (Reg. TM) INDEX               The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group
                                      representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. Standard & Poor's, S&P, S&P 500 Index, Standard &
                                      Poor's
                                      500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the
                                      WELLS
                                      FARGO ADVANTAGE INDEX FUND. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the
                                      Fund.


SHARE CLASS PERFORMANCE

The performance history of share classes of certain Funds is included below due to events such as a share class's commencement of operations, a Fund's change in sub-adviser, share class modifications, mergers or reorganizations, renamed share classes, etc., that may have taken place during the periods of performance shown in the "Calendar Year Total Returns" and "Average Annual Total Returns" presented in the Fund Summaries. For example, with respect to the commencement of operations of a share class, details regarding the identity of an older predecessor share class of a newer share class of an applicable Fund, including any adjustments to reflect certain fees or expenses paid by the newer share class or inclusion of non-applicable expenses of the older predecessor share class, are listed below.

   o C&B LARGE CAP VALUE FUND - CLASS A, CLASS B AND CLASS C SHARES. Class A, Class B and Class C shares incepted on July 26, 2004. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the unnamed share class of the C&B Large Cap Value Portfolio, the predecessor fund, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable.

                                          ADDITIONAL PERFORMANCE INFORMATION 115

   o EMERGING GROWTH FUND - CLASS A AND CLASS C SHARES. Class A and Class C shares incepted on March 31, 2008. Performance shown prior to the inception of the Class A shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Class A shares and has been adjusted to reflect Class A sales charges. Performance shown prior to the inception of Class C shares reflects the performance of the Investor Class shares, adjusted to reflect Class C sales charges and expenses. The Investor Class shares incepted on January 31, 2007.

   o INDEX FUND - CLASS A AND CLASS B SHARES. Class A and Class B shares incepted on July 18, 2008. Performance shown prior to the inception of the Class A and Class B shares reflects the performance of the Administrator Class shares, adjusted to reflect the Class A or Class B sales charges and expenses, as applicable. The Administrator Class annual returns are substantially similar to what the Class A and Class B sales charges and expenses, as applicable.

   o LARGE COMPANY GROWTH FUND -CLASS A, CLASS B AND CLASS C SHARES. Class A and Class B shares incepted on October 1, 1998. Class C shares incepted on November 8, 1999.


   o SMALL COMPANY GROWTH FUND -CLASS A, CLASS B AND CLASS C SHARES. Class A, Class B and Class C shares incepted on January 30, 2004. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Administrator Class shares, adjusted to reflect Class A, Class B and Class C shares sales charges and expenses,as applicable.

   o SMALL COMPANY VALUE FUND -CLASS A, CLASS B AND CLASS C SHARES. Class A and Class B shares incepted on January 31, 2002. Class C shares incepted on August 30, 2002. Performance shown prior to the inception of the Class A, Class B and Class C shares reflects the performance of the Small Company Value Portfolio, a master portfolio in which the Fund invests, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable.The Small Company Value Portfolio has a substantially similar investment objective and substantially similar investment strategies as the Fund.

A Fund's past performance is no guarantee of future results. A Fund's investment results will fluctuate over time, and any representation of the Fund's returns for any past period should not be considered as a representation of what a Fund's returns may be in any future period. Each Fund's annual and semi-annual reports contain additional performance information and are available upon request, without charge, by calling the telephone number listed on the back cover page of this Prospectus.

 116 ADDITIONAL PERFORMANCE INFORMATION

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand each Fund's financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions). The information, along with the report of an independent registered public accounting firm and each Fund's financial statements, is also contained in each Fund's annual report, a copy of which is available upon request.

                                                        FINANCIAL HIGHLIGHTS 117

C&B LARGE CAP VALUE FUND
CLASS A SHARES - COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period


                                        SEPT. 30,    SEPT. 30,    SEPT. 30,    SEPT. 30,    SEPT. 30,
FOR THE PERIOD ENDED:                    2009           2008        2007         2006        2005/1/
NET ASSET VALUE, BEGINNING OF
PERIOD                                   $  7.69      $ 10.19      $  9.67      $  8.62      $  8.27
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              0.10/2/      0.11/2/      0.09/2/      0.11/2/      0.05/2/
  Net realized and unrealized
   gain (loss) on investments              (0.60)       (2.12)        0.98         1.16         0.40
                                         -------      -------      -------      -------      -------
  Total from investment
   operations                              (0.50)       (2.01)        1.07         1.27         0.45
                                         -------      -------      -------      -------      -------
LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       (0.13)       (0.09)       (0.11)       (0.04)       (0.03)
                                         -------
  Distributions from net
   realized gain                           (0.00)/7/    (0.40)       (0.44)       (0.18)       (0.07)
                                         -------      -------      -------      -------      -------
  Total distributions                      (0.13)       (0.49)       (0.55)       (0.22)       (0.10)
                                         -------      -------      -------      -------      -------
 NET ASSET VALUE, END OF PERIOD          $  7.06      $  7.69      $ 10.19      $  9.67      $  8.62
                                         =======      =======      =======      =======      =======
 TOTAL RETURN/3/                           (6.05)%     (20.51)%      11.20%       15.02%        5.45%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $33,784      $40,157      $72,865      $57,288      $51,719
  Ratio of net investment
   income (loss) to average
   net assets/4/                            1.66%        1.20%        0.94%        1.25%        0.63%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                              1.30%        1.32%        1.30%        1.30%        1.35%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                     1.15%        1.19%        1.20%        1.20%        1.20%
  Portfolio turnover rate/5/                  28%/6/       21%/6/       24%/6/       29%/6/       25%/6/



1 The Fund changed its fiscal year-end from October 31 to September 30.

2 Calculated based upon average shares outstanding.
3 Total return calculations do not include sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

4 Includes net expenses allocated from Master Portfolio(s) in which the Fund invests.


5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
7 Amount is less than $0.005


 118 FINANCIAL HIGHLIGHTS

C&B LARGE CAP VALUE FUND
CLASS B SHARES - COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period


                                       SEPT. 30,    SEPT. 30,    SEPT. 30,    SEPT. 30,    SEPT. 30,
 FOR THE PERIOD ENDED:                    2009         2008         2007         2006       2005 /1/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $ 7.61      $ 10.08      $  9.58        $8.56      $  8.26
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             0.05/2/      0.04/2/      0.02/2/      0.05        (0.01)/2/
  Net realized and unrealized
   gain (loss) on investments             (0.58)       (2.11)        0.96         1.15         0.40
                                         ------      -------      -------      -------      -------
  Total from investment
   operations                             (0.53)       (2.07)        0.98         1.20         0.39
                                         ------      -------      -------      -------      -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.06)        0.00        (0.04)        0.00        (0.02)
  Distributions from net
   realized gain                           0.00/7/     (0.40)       (0.44)       (0.18)       (0.07)
                                         ------      -------      -------      -------      -------
  Total from distributions                (0.06)       (0.40)       (0.48)       (0.18)       (0.09)
                                         ------      -------      -------      -------      -------
 NET ASSET VALUE, END OF PERIOD          $ 7.02      $  7.61      $ 10.08      $  9.58      $  8.56
                                         ======      =======      =======      =======      =======
 TOTAL RETURN/3/                          (6.73)%     (21.19)%      10.33%       14.20%        4.70%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $8,773      $13,461      $25,029      $26,082      $24,296
  Ratio of net investment
   income (loss) to average
   net assets                              0.91%        0.43%        0.18%        0.48%       (0.11)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                             2.04%        2.07%        2.05%        2.05%        2.10%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                    1.90%        1.94%        1.95%        1.95%        1.95%
  Portfolio turnover rate/5/                 28%/6/       21%/6/       24%/6/       29%/6/       25%/6/



1 The Fund changed its fiscal year-end from October 31 to September 30.

2 Calculated based upon average shares outstanding.
3 Total return calculations do not include sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

4 Includes net expenses allocated from Master Portfolio(s) in which the Fund invests.


5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
7 Amount is less than $0.005


                                                        FINANCIAL HIGHLIGHTS 119

C&B LARGE CAP VALUE FUND
CLASS C SHARES - COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period


                                       SEPT. 30,    SEPT. 30,    SEPT. 30,    SEPT. 30,    SEPT. 30,
 FOR THE PERIOD ENDED:                    2009         2008         2007         2006       2005/1/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $ 7.60       $10.08      $  9.58      $  8.56      $  8.26
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             0.05/2/      0.04/2/      0.02/2/      0.05        (0.01)/2/
  Net realized and unrealized
   gain (loss) on investments             (0.57)       (2.11)        0.96         1.15         0.40
                                         ------       ------      -------      -------      -------
  Total from investment
   operations                             (0.52)       (2.07)        0.98         1.20         0.39
                                         ------       ------      -------      -------      -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.06)       (0.01)       (0.04)        0.00        (0.02)
  Distributions from net
   realized gain                          (0.00)/7/    (0.40)       (0.44)       (0.18)       (0.07)
                                         ------       ------      -------      -------      -------
  Total from distributions                (0.06)       (0.41)       (0.48)       (0.18)       (0.09)
                                         ------       ------      -------      -------      -------
 NET ASSET VALUE, END OF PERIOD          $ 7.02        $7.60      $ 10.08      $  9.58      $  8.56
                                         ======       ======      =======      =======      =======
 TOTAL RETURN/3/                          (6.62)%     (21.21)%      10.34%       14.20%        4.71%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $6,852       $9,424      $16,926      $15,120      $13,075
  Ratio of net investment
   income (loss) to average
   net assets/4/                           0.90%        0.44%        0.19%        0.49%       (0.12)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                             2.04%        2.06%        2.05%        2.05%        2.10%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                    1.90%        1.94%        1.95%        1.95%        1.95%
  Portfolio turnover rate/5/                 28%/6/       21%/6/       24%/6/       29%/6/       25%/6/



1 The Fund changed its fiscal year-end from October 31 to September 30.

2 Calculated based upon average shares outstanding.
3 Total return calculations do not include sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

4 Includes net expenses allocated from Master Portfolio(s) in which the Fund invests.


5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.
6 Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.
7 Amount is less than $0.005


 120 FINANCIAL HIGHLIGHTS

DIVERSIFIED EQUITY FUND
CLASS A SHARES - COMMENCED ON MAY 2, 1996
For a share outstanding throughout each period


                                        SEPT. 30,   SEPT. 30,   SEPT. 30,    SEPT. 30,    SEPT. 30,
 FOR THE PERIOD ENDED:                     2009        2008        2007         2006         2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $ 27.70     $ 42.92     $  40.36     $  41.90     $  39.91
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              0.23/1/     0.27/1/      0.23/1/      0.22/1/      0.28/1/
  Net realized and unrealized
   gain (loss) on investments              (2.30)      (9.47)        6.33         3.31         5.22
                                         -------     -------     --------     --------     --------
  Total from investment
   operations                              (2.17)      (9.20)        6.56         3.53         5.50
                                         -------     -------     --------     --------     --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       (0.26)      (0.25)       (0.21)       (0.12)       (0.32)
  Distributions from net
   realized gain                           (1.96)      (5.77)       (3.79)       (4.96)       (3.19)
                                         -------     -------     --------     --------     --------
  Total distributions                      (2.22)      (6.02)       (4.00)       (5.08)       (3.51)
                                         -------     -------     --------     --------     --------
 NET ASSET VALUE, END OF PERIOD          $ 23.41     $ 27.70     $  42.92     $  40.36       $41.90
                                         =======     =======     ========     ========     ========
 TOTAL RETURN/2/                           (5.33)%    (24.44)%      17.16%        9.02%       14.27%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $85,504     $90,444     $131,810     $119,122     $118,140
  Ratio of net investment
   income (loss) to average
   net assets                               1.16%       0.81%        0.57%        0.57%        0.69%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                              1.43%       1.42%        1.43%        1.42%        1.41%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3/                     1.25%       1.25%        1.25%        1.25%        1.25%
  Portfolio turnover rate/4/                  48%         37%          36%          35%          42%


1 Calculated based upon average shares outstanding.
2 Total return calculations do not include sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from Master Portfolio(s) in which the Fund invests.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


                                                        FINANCIAL HIGHLIGHTS 121

DIVERSIFIED EQUITY FUND
CLASS B SHARES - COMMENCED ON MAY 6, 1996
For a share outstanding throughout each period


                                      SEPT. 30,   SEPT. 30,   SEPT. 30,    SEPT. 30,    SEPT. 30,
FOR THE PERIOD ENDED:                    2009        2008        2007         2006         2005
NET ASSET VALUE, BEGINNING OF
PERIOD                                 $ 26.00     $ 40.68     $ 38.53      $ 40.38      $ 38.55
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)            0.08/1/     0.01/1/    (0.08)/1/    (0.07)/1/    (0.01)/1/
  Net realized and unrealized
   gain (loss) on investments            (2.16)      (8.92)       6.02         3.18         5.03
                                       -------     -------     -------      -------      -------
  Total from investment
   operations                            (2.08)      (8.91)       5.94         3.11         5.02
                                       -------     -------     -------      -------      -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      0.00        0.00        0.00         0.00         0.00
  Distributions from net
   realized gain                         (1.96)      (5.77)      (3.79)       (4.96)       (3.19)
                                       -------     -------     -------      -------      -------
  Total distributions                    (1.96)      (5.77)      (3.79)       (4.96)       (3.19)
                                       -------     -------     -------      -------      -------
 NET ASSET VALUE, END OF PERIOD        $ 21.96     $ 26.00     $ 40.68      $ 38.53      $ 40.38
                                       =======     =======     =======      =======      =======
 TOTAL RETURN/2/                         (6.03)%    (25.01)%     16.24%        8.21%       13.44%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $10,839     $19,054     $41,273      $51,171      $65,245
  Ratio of net investment
   income (loss) to average
   net assets                             0.43%       0.03%      (0.19)%      (0.19)%      (0.03)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                            2.18%       2.17%       2.18%        2.17%        2.16%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3/                   1.99%       2.00%       2.00%        2.00%        2.00%
  Portfolio turnover rate/4/                48%         37%         36%          35%          42%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


 122 FINANCIAL HIGHLIGHTS

DIVERSIFIED EQUITY FUND
CLASS C SHARES - COMMENCED ON OCTOBER 1, 1998
For a share outstanding throughout each period


                                      SEPT. 30,   SEPT. 30,   SEPT. 30,    SEPT. 30,    SEPT. 30,
FOR THE PERIOD ENDED:                    2009        2008        2007         2006         2005
NET ASSET VALUE, BEGINNING OF
PERIOD                                  $26.53      $41.38      $39.13       $40.94       $39.04
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)            0.08/1/     0.02/1/    (0.07)/1/    (0.07)/1/    (0.02)/1/
  Net realized and unrealized
   gain (loss) on investments            (2.20)      (9.10)       6.11         3.22         5.11
                                        ------      ------      ------       ------       ------
  Total from investment
   operations                            (2.12)      (9.08)       6.04         3.15         5.09
                                        ------      ------      ------       ------       ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     (0.02)       0.00        0.00         0.00         0.00
  Distributions from net
   realized gain                         (1.96)      (5.77)      (3.79)       (4.96)       (3.19)
                                        ------      ------      ------       ------       ------
  Total distributions                    (1.98)      (5.77)      (3.79)       (4.96)       (3.19)
                                        ------      ------      ------       ------       ------
 NET ASSET VALUE, END OF PERIOD         $22.43      $26.53      $41.38       $39.13       $40.94
                                        ======      ======      ======       ======       ======
 TOTAL RETURN/2/                         (6.02)%    (25.00)%     16.25%        8.20%       13.45%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $2,958      $3,491      $6,504       $6,451       $7,170
  Ratio of net investment
   income (loss) to average
   net assets/3/                          0.41%       0.05%      (0.18)%      (0.19)%      (0.04)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                            2.17%       2.15%       2.18%        2.17%        2.16%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3/                   2.00%       2.00%       2.00%        2.00%        2.00%
  Portfolio turnover rate/4/                48%         37%         36%          35%          42%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


                                                        FINANCIAL HIGHLIGHTS 123

EMERGING GROWTH FUND
CLASS A SHARES - COMMENCED ON MARCH 31, 2008
For a share outstanding throughout each period


                                              SEPT. 30,    SEPT. 30,
FOR THE PERIOD ENDED:                            2009       2008/1/
NET ASSET VALUE, BEGINNING OF PERIOD            $ 8.51       $ 9.43
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   (0.07)/6/    (0.05)
  Net realized and unrealized gain
(loss)
   on investments                                (0.51)       (0.87)
                                                ------       ------
  Total from investment operations               (0.58)       (0.92)
                                                ------       ------
LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                         0.00         0.00
  Distributions from net realized gain            0.00         0.00
                                                ------       ------
  Total distributions                             0.00         0.00
                                                ------       ------
 NET ASSET VALUE, END OF PERIOD                 $ 7.93       $ 8.51
                                                ======       ======
 TOTAL RETURN/2/                                 (6.82)%      (9.76)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)              $44.00       $14.00
  Ratio of net investment income (loss)
   to
   average net assets                            (1.09)%      (1.05)%
  Ratio of expenses to average net
   assets
   prior to waived fees and reimbursed
   expenses/3/                                    8.23%        4.16%
  Ratio of expenses to average net
assets
   after waived fees and expenses/3/              0.45%        1.45%
  Portfolio turnover rate/4/                       147%         191%


1 For the period March 31, 2008, (commencement of operations) to September 30,
  2008.

2 Total return calculations do not include sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.
5 Calculated based on average shares outstanding.


 124 FINANCIAL HIGHLIGHTS

EMERGING GROWTH FUND
CLASS C SHARES - COMMENCED ON MARCH 31, 2008
For a share outstanding throughout each period


                                                 SEPT. 30,   SEPT. 30,
FOR THE PERIOD ENDED:                               2009      2008/1/
NET ASSET VALUE, BEGINNING OF PERIOD               $8.48      $ 9.43
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                     (0.12)/6/   (0.09)
  Net realized and unrealized gain
(loss)
   on investments                                  (0.51)      (0.86)
                                                   -----      ------
  Total from investment operations                 (0.63)      (0.95)
                                                   -----      ------
LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                           0.00        0.00
  Distributions from net realized gain              0.00        0.00
                                                   -----      ------
  Total distributions                               0.00        0.00
                                                   -----      ------
 NET ASSET VALUE, END OF PERIOD                    $8.48      $ 9.43
                                                   =====      ======
 TOTAL RETURN/2/                                   (7.43)%    (10.07)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                 $8.00      $ 9.00
  Ratio of net investment income (loss)
   to
   average net assets                              (1.84)%     (1.82)%
  Ratio of expenses to average net
   assets
   prior to waived fees and reimbursed
   expenses/3/                                      7.93%       4.85%
  Ratio of expenses to average net
   assets
   after waived fees and expenses/3/                2.20%       2.20%
  Portfolio turnover rate/4/                         147%        191%


1 For the period March 31, 2008, (commencement of operations) to September 30,
  2008.

2 Total return calculations do not include sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.
5 Calculated based on average shares outstanding.


                                                        FINANCIAL HIGHLIGHTS 125

EQUITY INCOME FUND
CLASS A SHARES - COMMENCED ON MAY 2, 1996
For a share outstanding throughout each period


                                        SEPT. 30,   SEPT. 30,    SEPT. 30,    SEPT. 30,   SEPT. 30,
 FOR THE PERIOD ENDED:                    2009         2008         2007         2006        2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $ 16.21     $  31.80     $  32.01     $  36.21    $  34.49
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              0.25/1/      0.34/1/      0.43/1/      0.44        0.52
  Net realized and unrealized
   gain (loss) on investments              (2.20)       (5.78)        4.15         2.85        3.74
                                         -------     --------     --------     --------    --------
  Total from investment
   operations                              (1.95)       (5.44)        4.58         3.29        4.26
                                         -------     --------     --------     --------    --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       (0.25)       (0.31)       (0.51)       (0.46)      (0.52)
  Distributions from net
   realized gain                           (1.71)       (9.84)       (4.28)       (7.03)      (2.02)
                                         -------     --------     --------     --------    --------
  Total distributions                      (1.96)      (10.15)       (4.79)       (7.49)      (2.54)
                                         -------     --------     --------     --------    --------
 NET ASSET VALUE, END OF PERIOD          $ 12.30     $  16.21     $  31.80     $  32.01    $  36.21
                                         =======     ========     ========     ========    ========
 TOTAL RETURN/2/                          (10.07)%     (23.58)%      15.36%       10.73%      12.74%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $84,664     $112,416     $172,385     $172,361    $185,533
  Ratio of net investment
   income (loss) to average
   net assets                               2.28%        1.65%        1.38%        1.43%       1.49%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                              1.36%        1.23%        1.22%        1.31%       1.22%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3/                     1.10%        1.10%        1.10%        1.10%       1.10%
  Portfolio turnover rate/4/                  11%           8%          16%           7%         20%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


 126 FINANCIAL HIGHLIGHTS

EQUITY INCOME FUND
CLASS B SHARES - COMMENCED ON MAY 2, 1996
For a share outstanding throughout each period


                                        SEPT. 30,     SEPT. 30,     SEPT. 30,     SEPT. 30,   SEPT. 30,
FOR THE PERIOD ENDED:                      2009          2008          2007          2006        2005
NET ASSET VALUE, BEGINNING OF
PERIOD                                    $16.23        $31.77        $32.03       $ 36.23     $ 34.49
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              0.18/1/       0.19/1/       0.20/1/       0.22        0.25
  Net realized and unrealized
   gain (loss) on investments              (2.22)        (5.78)         4.14          2.82        3.74
                                          ------        ------       -------       -------     -------
  Total from investment
   operations                              (2.04)        (5.59)         4.34          3.04        3.99
                                          ------        ------       -------       -------     -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       (0.16)        (0.11)        (0.32)        (0.21)      (0.23)
  Distributions from net
   realized gain                           (1.71)        (9.84)        (4.28)        (7.03)      (2.02)
                                          ------        ------       -------       -------     -------
  Total distributions                      (1.87)        (9.95)        (4.60)        (7.24)      (2.25)
                                          ------        ------       -------       -------     -------
 NET ASSET VALUE, END OF PERIOD           $12.32        $16.23        $31.77       $ 32.03     $ 36.23
                                          ======        ======       =======       =======     =======
 TOTAL RETURN/2/                          (10.78)%      (24.15)%       14.49%         9.88%      11.91%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                 $4,140        $8,713       $23,822       $39,233     $59,606
  Ratio of net investment
   income (loss) to average
   net assets                               1.60%         0.89%         0.64%         0.69%       0.76%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                              2.10%         1.98%         1.97%         2.06%       1.97%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3/                     1.85%         1.85%         1.85%         1.85%       1.85%
  Portfolio turnover rate/4/                  11%            8%           16%            7%         20%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


                                                        FINANCIAL HIGHLIGHTS 127

EQUITY INCOME FUND
CLASS C SHARES - COMMENCED ON OCTOBER 1, 1998
For a share outstanding throughout each period


                                        SEPT. 30,    SEPT. 30,    SEPT. 30,    SEPT. 30,   SEPT. 30,
 FOR THE PERIOD ENDED:                     2009         2008         2007         2006       2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $17.45       $33.37       $33.43       $37.49      $35.61
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              0.19/1/      0.20/1/      0.21/1/      0.23        0.27
  Net realized and unrealized
   gain (loss) on investments              (2.36)       (6.18)        4.33         2.94        3.86
                                          ------       ------       ------       ------      ------
  Total from investment
   operations                              (2.17)       (5.98)        4.54         3.17        4.13
                                          ------       ------       ------       ------      ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       (0.16)       (0.10)       (0.32)       (0.20)      (0.23)
  Distributions from net
   realized gain                           (1.71)       (9.84)       (4.28)       (7.03)      (2.02)
                                          ------       ------       ------       ------      ------
  Total distributions                      (1.87)       (9.94)       (4.60)       (7.23)      (2.25)
                                          ------       ------       ------       ------      ------
 NET ASSET VALUE, END OF PERIOD           $13.41       $17.45       $33.37       $33.43      $37.49
                                          ======       ======       ======       ======      ======
 TOTAL RETURN/2/                          (10.78)%     (24.14)%      14.48%        9.90%      11.90%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                 $1,858       $2,475       $4,579       $4,903      $6,937
  Ratio of net investment
   income (loss) to average
   net assets                               1.54%        0.89%        0.64%        0.69%       0.77%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                              2.09%        1.95%        1.97%        2.06%       1.97%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3/                     1.84%        1.85%        1.85%        1.85%       1.85%
  Portfolio turnover rate/4/                  11%           8%          16%           7%         20%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


 128 FINANCIAL HIGHLIGHTS

EQUITY VALUE FUND
CLASS A SHARES - COMMENCED ON AUGUST 29, 2003
For a share outstanding throughout each period


                                          SEPT. 30,     SEPT. 30,     SEPT. 30,     SEPT. 30,   SEPT. 30,
FOR THE PERIOD ENDED:                        2009          2008          2007          2006       2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                      $11.79        $17.53        $15.12        $13.82      $11.48
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                0.12/1/       0.17/1/       0.12/1/       0.09        0.10/1/
  Net realized and unrealized
   gain (loss) on investments                (1.03)        (4.62)         2.77          1.32        2.31
                                            ------        ------        ------        ------      ------
  Total from investment
   operations                                (0.91)        (4.45)         2.89          1.41        2.41
                                            ------        ------        ------        ------      ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                         (0.12)        (0.12)        (0.10)        (0.08)      (0.07)
  Distributions from net
   realized gain                             (0.00)/5/     (1.17)        (0.38)        (0.03)       0.00
                                            ------        ------        ------        ------      ------
  Total distributions                        (0.12)        (1.29)        (0.48)        (0.11)      (0.07)
                                            ------        ------        ------        ------      ------
 NET ASSET VALUE, END OF PERIOD             $10.76        $11.79        $17.53        $15.12      $13.82
                                            ======        ======        ======        ======      ======
 TOTAL RETURN/2/                             (7.48)%      (27.24)%       19.50%        10.23%      21.06%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                   $4,408        $4,868        $5,714        $4,537      $3,796
  Ratio of net investment
   income (loss) to average
   net assets                                 1.28%         1.14%         0.73%         0.71%       0.80%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                                1.37%         1.36%         1.35%         1.52%       2.48%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3/                       1.25%         1.25%         1.25%         1.25%       1.25%
  Portfolio turnover rate/4/                   142%          152%          108%          107%        145%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.
5 Amount is less than $0.005.


                                                        FINANCIAL HIGHLIGHTS 129

EQUITY VALUE FUND
CLASS B SHARES - COMMENCED ON AUGUST 29, 2003
For a share outstanding throughout each period


                                       SEPT. 30,     SEPT. 30,     SEPT. 30,    SEPT. 30,   SEPT. 30,
 FOR THE PERIOD ENDED:                   2009           2008          2007         2006        2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $11.63        $17.31        $14.95       $13.69      $11.40
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             0.06/1/       0.06/1/       0.00/1/      0.00        0.01/1/
  Net realized and unrealized
   gain (loss) on investments             (1.02)        (4.57)         2.74         1.29        2.28
                                         ------        ------        ------       ------      ------
  Total from investment
   operations                             (0.96)        (4.51)         2.74         1.29        2.29
                                         ------        ------        ------       ------      ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       0.00          0.00          0.00         0.00        0.00
  Distributions from net
   realized gain                           0.00/5/      (1.17)        (0.38)       (0.03)       0.00
                                         ------        ------        ------       ------      ------
  Total distributions                      0.00         (1.17)        (0.38)       (0.03)       0.00
                                         ------        ------        ------       ------      ------
 NET ASSET VALUE, END OF PERIOD          $10.67        $11.63        $17.31       $14.95      $13.69
                                         ======        ======        ======       ======      ======
 TOTAL RETURN/2/                          (8.25)%      (27.77)%       18.61%        9.43%      20.09%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $  724        $1,502        $3,077       $2,682      $2,245
  Ratio of net investment
   income (loss) to average
   net assets                              0.66%         0.39%        (0.01)%      (0.04)%      0.07%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                             2.13%         2.11%         2.10%        2.27%       3.25%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3/                    2.00%         2.00%         2.00%        2.00%       2.00%
  Portfolio turnover rate/4/                142%          152%          108%         107%        145%


1 Calculated based upon average shares outstanding.
2 Total return calculations do not include sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.
4 Amount is less than $0.005.


 130 FINANCIAL HIGHLIGHTS

EQUITY VALUE FUND
CLASS C SHARES - COMMENCED ON AUGUST 29, 2003
For a share outstanding throughout each period


                                       SEPT. 30,      SEPT. 30,     SEPT. 30,    SEPT. 30,    SEPT. 30,
 FOR THE PERIOD ENDED:                   2009           2008           2007         2006         2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $11.61         $17.29        $14.95       $13.69       $11.40
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             0.06/1/        0.05/1/       0.00/1/     (0.01)        0.01/1/
  Net realized and unrealized
   gain (loss) on investments             (1.02)         (4.56)         2.74         1.30         2.29
                                         ------         ------        ------       ------       ------
  Total from investment
   operations                             (0.96)         (4.51)         2.74         1.29         2.30
                                         ------         ------        ------       ------       ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.02)          0.00         (0.02)        0.00        (0.01)
  Distributions from net
   realized gain                           0.00/5/       (1.17)        (0.38)       (0.03)        0.00
                                                        ------        ------       ------       ------
  Total distributions                     (1.17)         (1.17)        (0.40)       (0.03)       (0.01)
                                         ------         ------        ------       ------       ------
 NET ASSET VALUE, END OF PERIOD          $10.63         $11.61        $17.29       $14.95       $13.69
                                         ======         ======        ======       ======       ======
 TOTAL RETURN/2/                          (8.18)%       (27.80)%       18.60%        9.43%       20.20%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $  647         $  997        $  974       $  417       $  430
  Ratio of net investment
   income (loss) to average
   net assets                              0.63%          0.38%        (0.01)%      (0.03)%       0.06%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                             2.13%          2.10%         2.10%        2.27%        3.26%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3/                    2.00%          2.00%         2.00%        2.00%        2.00%
  Portfolio turnover rate/4/                142%           152%          108%         107%         145%


1 Calculated based upon average shares outstanding.
2 Total return calculations do not include sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.
4 Amount is less than $0.005.


                                                        FINANCIAL HIGHLIGHTS 131

GROWTH EQUITY FUND
CLASS A SHARES - COMMENCED ON MAY 2, 1996
For a share outstanding throughout each period


                                        SEPT. 30,     SEPT. 30,     SEPT. 30,     SEPT. 30,     SEPT. 30,
 FOR THE PERIOD ENDED:                     2009          2008          2007          2006         2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $ 18.14       $ 29.88       $ 28.42       $ 30.80       $ 27.70
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)/1/                                0.04/1/       0.06/1/       0.01/1/       0.01/1/       0.04/1/
  Net realized and unrealized
   gain on investments                     (2.38)        (6.35)         4.78          2.24          4.63
                                         -------       -------       -------       -------       -------
  Total from investment
   operations                              (2.34)        (6.29)         4.79          2.25          4.67
                                         -------       -------       -------       -------       -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       (0.05)        (0.05)         0.00          0.00          0.00
  Distributions from net
   realized gain                           (5.43)        (5.40)        (3.33)        (4.63)        (1.57)
                                         -------       -------       -------       -------       -------
  Total distributions                      (5.48)        (5.45)        (3.33)        (4.63)        (1.57)
                                         -------       -------       -------       -------       -------
 NET ASSET VALUE, END OF PERIOD          $ 10.32        $18.14       $ 29.88       $ 28.42       $ 30.80
                                         =======       =======       =======       =======       =======
 TOTAL RETURN/2/                           (2.74)%      (24.89)%       17.92%         7.80%        17.27%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (000s)                              $16,635       $20,281       $34,409       $26,448       $22,769
  Ratio of net investment
   income (loss) to average
   net assets                               0.49%         0.27%         0.05%         0.02%         0.15%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                              1.66%         1.62%         1.60%         1.57%         1.60%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3/                     1.50%         1.50%         1.50%         1.49%         1.50%
  Portfolio turnover rate/4/                  58%           38%           42%           39%           50%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


 132 FINANCIAL HIGHLIGHTS

GROWTH EQUITY FUND
CLASS B SHARES - COMMENCED ON MAY 6, 1996
For a share outstanding throughout each period


                                        SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                     2009           2008           2007           2006           2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $15.29         $26.18         $25.45         $28.23         $25.69
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)/1/                               (0.02)/1/      (0.10)/1/      (0.18)/1/      (0.19)/1/      (0.16)/1/
  Net realized and unrealized
   gain on investments                     (2.30)         (5.39)          4.24           2.04           4.27
                                          ------         ------         ------         ------         ------
  Total from investment
   operations                              (2.32)         (5.49)          4.06           1.85           4.11
 LESS DISTRIBUTIONS:                                                    ------         ------         ------
  Distributions from net
   investment income                        0.00           0.00           0.00           0.00           0.00
  Distributions from net
   realized gain                           (5.43)         (5.40)         (3.33)         (4.63)         (1.57)
                                          ------         ------         ------         ------         ------
  Total distributions                      (5.43)         (5.40)         (3.33)         (4.63)         (1.57)
                                          ------         ------         ------         ------         ------
 NET ASSET VALUE, END OF PERIOD            $7.54         $15.29         $26.18         $25.45         $28.23
                                          ======         ======         ======         ======         ======
 TOTAL RETURN/2/                           (3.51)%       (25.41)%        17.06%          7.01%         16.40%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (000s)                               $1,591         $2,886         $7,276         $7,941         $8,811
  Ratio of net investment
   income (loss) to average
   net assets                              (0.27)%        (0.52)%        (0.73)%        (0.75)%        (0.60)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                              2.40%          2.37%          2.35%          2.32%          2.35%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3/                     2.25%          2.25%          2.25%          2.24%          2.25%
  Portfolio turnover rate/4/                  58%            38%            42%            39%            50%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


                                                        FINANCIAL HIGHLIGHTS 133

GROWTH EQUITY FUND
CLASS C SHARES - COMMENCED ON OCTOBER 1, 1998
For a share outstanding throughout each period


                                        SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                    2009            2008           2007           2006           2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $16.31         $27.55         $26.63         $29.32         $26.61
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)/1/                               (0.02)/1/      (0.10)/1/      (0.19)/1/      (0.19)/1/      (0.17)/1/
  Net realized and unrealized
   gain on investments                     (2.33)         (5.74)          4.44           2.13           4.45
                                          ------         ------         ------         ------         ------
  Total from investment
   operations                              (2.35)         (5.84)          4.25           1.94           4.28
                                          ------         ------         ------         ------         ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00           0.00           0.00           0.00           0.00
  Distributions from net
   realized gain                           (5.43)         (5.40)         (3.33)         (4.63)         (1.57)
                                          ------         ------         ------         ------         ------
  Total distributions                      (5.43)         (5.40)         (3.33)         (4.63)         (1.57)
                                          ------         ------         ------         ------         ------
 NET ASSET VALUE, END OF PERIOD           $ 8.53         $16.31         $27.55         $26.63         $29.32
                                          ======         ======         ======         ======         ======
 TOTAL RETURN/2/                           (3.43)%       (25.42)%        17.01%          7.03%         16.47%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (000s)                               $  485         $  697         $1,198         $  989           $844
  Ratio of net investment
   income (loss) to average
   net assets                              (0.28)%        (0.48)%        (0.70)%        (0.71)%        (0.62)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                              2.40%          2.35%          2.35%          2.33%          2.35%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3/                     2.25%          2.25%          2.25%          2.24%          2.25%
  Portfolio turnover rate/4/                  58%            38%            42%            39%            50%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


 134 FINANCIAL HIGHLIGHTS

INDEX FUND
CLASS A SHARES - COMMENCED ON JULY 18, 2008
For a share outstanding throughout each period


                                              SEPT. 30,     SEPT. 30,
 FOR THE PERIOD ENDED:                            2009       2008/1/
 NET ASSET VALUE, BEGINNING OF PERIOD          $  44.82      $  48.28
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                     0.70/5/       0.17
  Net realized and unrealized gain
(loss)
   on investments                                 (4.54)        (3.63)
                                               --------      --------
  Total from investment operations                (3.84)        (3.46)
                                               --------      --------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                         (0.86)         0.00
  Distributions from net realized gain            (1.29)         0.00
                                               --------      --------
  Total distributions                             (2.15)         0.00
                                               --------      --------
 NET ASSET VALUE, END OF PERIOD                $  38.83      $  44.82
                                               ========      ========
 TOTAL RETURN/2/                                  (7.47)%       (7.17)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)             $193,407      $240,823
  Ratio of net investment income (loss)
to
   average net assets                              2.10%         1.77%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/2,3/                                   0.71%         0.71%
  Ratio of expenses to average net
assets
   after waived fees and expenses/2,3/             0.62%         0.62%
  Portfolio turnover rate/4/                         10%            5%


1 For period July 18, 2008, (commencement of operations) to September 30, 2008.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from the Portfolio in which the Fund invests.

4 Caluculated based upon average shares outstanding.


                                                        FINANCIAL HIGHLIGHTS 135

INDEX FUND
CLASS B SHARES - COMMENCED ON JULY 18, 2008
For a share outstanding throughout each period


                                             SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                          2009          2008/1/
 NET ASSET VALUE, BEGINNING OF PERIOD          $44.76        $ 48.28
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   0.46/5/        0.10
  Net realized and unrealized gain
(loss)
   on investments                               (4.57)         (3.62)
                                               ------       ---------
  Total from investment operations              (4.11)         (3.52)
                                               ------       ---------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                       (0.71)          0.00
  Distributions from net realized gain          (1.29)          0.00
                                               ------       ---------
  Total distributions                           (2.00)          0.00
                                               ------       ---------
 NET ASSET VALUE, END OF PERIOD                $38.65        $ 44.76
                                               ======       =========
 TOTAL RETURN/2/                                (8.21)%        (7.29)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)             $5,794        $10,941
  Ratio of net investment income (loss)
to
   average net assets                            1.39%          1.01%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/2,3/                                 1.46%          1.46%
  Ratio of expenses to average net
assets
   after waived fees and expenses/3/             1.37%          1.37%
  Portfolio turnover rate/4/                       10%             5%


1 For period July 18, 2008, (commencement of operations) to September 30, 2008.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from the Portfolio in which the Fund invests.

4 Caluculated based upon average shares outstanding.


 136 FINANCIAL HIGHLIGHTS

LARGE CAP APPRECIATION FUND
CLASS A SHARES - COMMENCED ON AUGUST 31, 2001
For a share outstanding throughout each period


                                        SEPT. 30,     SEPT. 30,      SEPT. 30,     SEPT. 30,     SEPT. 30,
 FOR THE PERIOD ENDED:                    2009          2008            2007          2006         2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $ 8.82       $ 12.75        $ 11.31       $ 11.54       $  9.80
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)/1/                                0.03/1/      (0.01)/1/       0.00/1/       0.01/1/       0.03/1/
  Net realized and unrealized
   gain (loss) on investments              (1.00)        (3.08)          2.28          0.38          1.87
                                          ------       -------        -------       -------       -------
  Total from investment
   operations                              (0.97)        (3.09)          2.28          0.39          1.90
                                          ------       -------        -------       -------       -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00          0.00          (0.01)         0.00         (0.04)
  Distributions from net
   realized gain                            0.00         (0.84)         (0.83)        (0.62)        (0.12)
                                          ------       -------        -------       -------       -------
  Total distributions                       0.00         (0.84)         (0.84)        (0.62)        (0.16)
                                          ------       -------        -------       -------       -------
 NET ASSET VALUE, END OF PERIOD           $ 7.85       $  8.82        $ 12.75       $ 11.31       $ 11.54
                                          ======       =======        =======       =======       =======
 TOTAL RETURN/2/                          (11.00)%      (26.01)%        21.27%         3.43%        19.52%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (000s)                               $5,686       $21,785        $34,270       $36,400       $32,048
  Ratio of net investment
   income (loss) to average
   net assets                               0.46%        (0.13)%         0.01%         0.12%         0.27%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                              1.53%         1.40%          1.37%         1.42%         1.42%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3/                     1.11%         1.23%/4/       1.23%/4/      1.25%         1.25%
  Portfolio turnover rate/5/                 144%          151%           145%          155%          133%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Effective July 9, 2007, the investment adviser voluntarily waived expenses to further lower the net operating expense ratios by an additional 0.02% with respect to Class A, Class B and Class C shares of the Fund.

5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


                                                        FINANCIAL HIGHLIGHTS 137

LARGE CAP APPRECIATION FUND
CLASS B SHARES - COMMENCED ON AUGUST 31, 2001
For a share outstanding throughout each period


                                        SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                    2009           2008           2007           2006           2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $ 8.34         $12.18         $10.91         $11.22          $9.57
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)/1/                               (0.02)/1/      (0.09)/1/      (0.08)/1/      (0.07)/1/      (0.05)/1/
  Net realized and unrealized
   gain (loss) on investments              (0.97)         (2.91)          2.18           0.38           1.82
                                          ------         ------         ------         ------         ------
  Total from investment
   operations                              (0.99)         (3.00)          2.10           0.31           1.77
                                          ------         ------         ------         ------         ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00           0.00           0.00           0.00           0.00
  Distributions from net
   realized gain                            0.00          (0.84)         (0.83)         (0.62)         (0.12)
                                          ------         ------         ------         ------         ------
  Total distributions                       0.00          (0.84)         (0.83)         (0.62)         (0.12)
                                          ------         ------         ------         ------         ------
 NET ASSET VALUE, END OF PERIOD           $ 7.35         $ 8.34         $12.18         $10.91         $11.22
                                          ======         ======         ======         ======         ======
 TOTAL RETURN/2/                          (11.87)%       (26.51)%        20.36%          2.79%         18.60%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (000s)                               $  835         $1,797         $3,692         $3,802         $2,732
  Ratio of net investment
   income (loss) to average
   net assets                              (0.29)%        (0.87)%        (0.73)%        (0.63)%        (0.51)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                              2.28%          2.15%          2.12%          2.17%          2.17%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3/                     1.91%          1.98/4/        1.98/4/        2.00%          2.00%
  Portfolio turnover rate/5/                 144%           151%           145%           155%           133%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Effective July 9, 2007, the investment adviser voluntarily waived expenses to further lower the net operating expense ratios by an additional 0.02% with respect to Class A, Class B and Class C shares of the Fund.

5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


 138 FINANCIAL HIGHLIGHTS

LARGE CAP APPRECIATION FUND
CLASS C SHARES - COMMENCED ON AUGUST 31, 2001
For a share outstanding throughout each period


                                        SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                    2009           2008           2007           2006           2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $ 8.34         $12.18         $10.91         $11.23         $ 9.58
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)/1/                               (0.02)/1/      (0.09)/1/      (0.08)/1/      (0.07)/1/      (0.05)/1/
  Net realized and unrealized
   gain (loss) on investments              (0.97)         (2.91)          2.18           0.37           1.82
                                          ------         ------         ------         ------         ------
  Total from investment
   operations                              (0.99)         (3.00)          2.10           0.30           1.77
                                          ------         ------         ------         ------         ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00           0.00           0.00           0.00           0.00
  Distributions from net
   realized gain                            0.00          (0.84)         (0.83)         (0.62)         (0.12)
                                          ------         ------         ------         ------         ------
  Total distributions                       0.00          (0.84)         (0.83)         (0.62)         (0.12)
                                          ------         ------         ------         ------         ------
 NET ASSET VALUE, END OF PERIOD           $ 7.35         $ 8.34         $12.18         $10.91         $11.23
                                          ======         ======         ======         ======         ======
 TOTAL RETURN/2/                          (11.87)%       (26.51)%        20.36%          2.69%         18.58%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (000s)                               $  361         $  500           $791           $879           $771
  Ratio of net investment
   income (loss) to average
   net assets                              (0.34)%        (0.87)%        (0.74)%        (0.63)%        (0.44)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                              2.29%          2.13%          2.12%          2.17%          2.17%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3/                     1.94%          1.98%/4/       1.98%/4/       2.00%          2.00%
  Portfolio turnover rate/5/                 144%           151%           145%           155%           133%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests. 4 Effective July 9, 2007, the investment adviser voluntarily waived expenses to further lower the net operating expense ratios by an additional 0.02% with respect to Class A, Class B and Class C shares of the Fund.

5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.

                                                        FINANCIAL HIGHLIGHTS 139

LARGE COMPANY GROWTH FUND
CLASS A SHARES - COMMENCED ON OCTOBER 1, 1998
For a share outstanding throughout each period


                                      SEPT. 30,      SEPT. 30,       SEPT. 30,       SEPT. 30,       SEPT. 30,
 FOR THE PERIOD ENDED:                   2009           2008            2007            2006           2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $  45.16       $  58.65        $  50.04        $  49.67        $  44.97
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)/1/                               0.15/1/       (0.02)/1/       (0.03)/1/       (0.22)/1/     0.06/1/
  Net realized and unrealized
   gain (loss) on investments              1.14         (13.47)           8.64            0.66            4.64
                                       --------       --------        --------        --------        --------
  Total from investment
   operations                              1.29         (13.49)           8.61            0.44            4.70
                                       --------       --------        --------        --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.08)          0.00            0.00           (0.07)           0.00
  Distributions from net
   realized gain                          (0.00)          0.00            0.00            0.00            0.00
                                       --------       --------        --------        --------        --------
  Total distributions                     (0.08)          0.00            0.00           (0.07)           0.00
                                       --------       --------        --------        --------        --------
 NET ASSET VALUE, END OF PERIOD        $  46.37       $  45.16        $  58.65        $  50.04        $  49.67
                                       ========       ========        ========        ========        ========
 TOTAL RETURN/2/                           2.94%        (23.00)%         17.21%           0.87%          10.45%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (000s)                            $219,750       $247,981        $456,116        $484,767        $524,323
  Ratio of net investment
   income (loss) to average
   net assets/3/                           0.41%         (0.03)%         (0.05)%         (0.44)%          0.12%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                             1.23%          1.27%           1.31%           1.22%           1.27%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3/                    1.18%          1.20%           1.20%           1.20%           1.20%
  Portfolio turnover rate/4/                 13%             7%             10%              6%             18%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.

 140 FINANCIAL HIGHLIGHTS

LARGE COMPANY GROWTH FUND
CLASS B SHARES - COMMENCED ON OCTOBER 1, 1998
For a share outstanding throughout each period.


                                        SEPT. 30,    SEPT. 30,      SEPT. 30,     SEPT. 30,     SEPT. 30,
 FOR THE PERIOD ENDED:                    2009         2008           2007          2006          2005
NET ASSET VALUE, BEGINNING OF
 PERIOD                                  $ 39.76      $ 51.98        $ 44.69      $  44.64      $  40.72
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)/1/                               (0.11)/1/    (0.38)/1/      (0.40)/1/     (0.54)/1/     (0.23)/1/
  Net realized and unrealized
   gain (loss) on investments               0.97       (11.84)          7.69          0.59          4.15
                                         -------      -------        -------      --------      --------
  Total from investment
   operations                              (0.86)      (12.22)          7.29          0.05          3.92
                                         -------      -------        -------      --------      --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00         0.00           0.00          0.00          0.00
  Distributions from net
   realized gain                            0.00         0.00           0.00          0.00          0.00
                                         -------      -------        -------      --------      --------
  Total distributions                       0.00         0.00           0.00          0.00          0.00
                                         -------      -------        -------      --------      --------
NET ASSET VALUE, END OF PERIOD           $ 40.62      $ 39.76        $ 51.98      $  44.69      $  44.64
                                         =======      =======        =======      ========      ========
TOTAL RETURN/2/                             2.16%      (23.51)%        16.31%         0.11%         9.63%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
    (000s)                               $11,758      $22,732        $61,402      $104,320      $187,895
 Ratio of net investment
  income (loss) to average
  net assets                               (0.33)%      (0.81)%        (0.83)%       (1.20)%       (0.53)%
 Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses/3/                               1.99%        2.05%          2.06%         1.97%         2.02%
 Ratio of expenses to average
  net assets after waived
  fees and expenses/3/                      1.93%        1.95%          1.95%         1.95%         1.95%
 Portfolio turnover rate/4/                   13%           7%            10%            6%           18%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


                                                        FINANCIAL HIGHLIGHTS 141

LARGE COMPANY GROWTH FUND
CLASS C SHARES - COMMENCED ON NOVEMBER 8, 1999
For a share outstanding throughout each period.


                                        SEPT. 30,     SEPT. 30,     SEPT. 30,     SEPT. 30,    SEPT. 30,
 FOR THE PERIOD ENDED:                    2009          2008          2007          2006         2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $ 39.85       $ 52.09       $ 44.77       $ 44.72      $ 40.80
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)/1/                               (0.11)/1/     (0.37)/1/     (0.39)/1/     (0.54)/1/    (0.20)/1/
  Net realized and unrealized
   gain (loss) on investments               0.98        (11.87)         7.71          0.59         4.12
                                         -------       ---------     -------       -------      --------
  Total from investment
   operations                              (0.87)       (12.24)         7.32          0.05         3.92
                                         -------       ---------     -------       -------      --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00          0.00          0.00          0.00         0.00
  Distributions from net
   realized gain                            0.00          0.00          0.00          0.00         0.00
                                         -------       ---------     -------       -------      --------
  Total distributions                       0.00          0.00          0.00          0.00         0.00
                                         -------       ---------     -------       -------      --------
NET ASSET VALUE, END OF PERIOD           $ 40.72       $ 39.85       $ 52.09       $ 44.77      $ 44.72
                                         =======       =========     =======       =======      ========
TOTAL RETURN/2/                            2.18%       (23.50)%        16.35%         0.11%        9.61%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
    (000s)                               $ 5,230       $ 6,319       $12,012       $14,451      $21,211
 Ratio of net investment
  income (loss) to average
  net assets                               (0.34)%       (0.80)%       (0.81)%       (1.20)%      (0.46)%
 Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses/3/                               1.99%         2.05%         2.06%         1.97%        2.02%
 Ratio of expenses to average
  net assets after waived
  fees and expenses/3/                      1.93%         1.95%         1.95%         1.95%        1.95%
 Portfolio turnover rate/4/                   13%            7%           10%            6%          18%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.

 142 FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND
CLASS A SHARES - COMMENCED ON JANUARY 30, 2004
For a share outstanding throughout each period.


                                        SEPT. 30,     SEPT. 30,     SEPT. 30,       SEPT. 30,     SEPT. 30,
 FOR THE PERIOD ENDED:                    2009          2008          2007            2006          2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $18.38       $ 30.20        $30.50          $30.87        $26.78
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)/2/                               (0.17)/1/     (0.24)/1/     (0.29)/1/       (0.28)/1/     (0.29)/1/
  Net realized and unrealized
   gain (loss) on investments               0.35         (7.24)         5.04            2.22          4.55
                                          ------       -------        ------          ------        ------
  Total from investment
   operations                               0.18         (7.48)         4.75            1.94          4.26
                                          ------       -------        ------          ------        ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00          0.00          0.00            0.00          0.00
  Distributions from net
   realized gain                            0.00         (4.17)        (5.05)          (2.31)        (0.17)
  Return of Capital                         0.00         (0.17)         0.00            0.00          0.00
                                          ------       -------        ------          ------        ------
  Total distributions                       0.00         (4.34)        (5.05)          (2.31)        (0.17)
                                          ------       -------        ------          ------        ------
NET ASSET VALUE, END OF PERIOD            $18.56       $ 18.38        $30.20          $30.50        $30.87
                                          ======       =======        ======          ======        ======
TOTAL RETURN/2/                             0.92%       (27.91)%       17.07%           6.52%        15.95%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
    (000s)                                $2,408       $ 2,109        $3,270          $3,208        $2,317
 Ratio of net investment
  income (loss) to average
  net assets                               (1.13)%       (1.09)%       (1.00)%         (0.89)%       (1.00)%
 Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses/3,4/                             1.54%         1.53%         1.52%           1.52%         1.54%
 Ratio of expenses to average
  net assets after waived
  fees and expenses/3,4/                    1.44%         1.45%         1.45%           1.45%         1.45%
 Portfolio turnover rate/4/                  169%          150%          138%            125%          142%



1 Calculated based upon average shares outstanding.


2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.

                                                        FINANCIAL HIGHLIGHTS 143

SMALL COMPANY GROWTH FUND
CLASS B SHARES - COMMENCED ON JANUARY 30, 2004
For a share outstanding throughout each period.


                                        SEPT. 30,    SEPT. 30,      SEPT. 30,     SEPT. 30,    SEPT. 30,
 FOR THE PERIOD ENDED:                    2009         2008           2007          2006         2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                   $17.55        $29.24        $29.87        $30.51        $26.66
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)/2/                              (0.25)/1/     (0.40)/1/     (0.50)/1/     (0.48)/1/     (0.50)/1/
  Net realized and unrealized
   gain (loss) on investments              0.28         (6.95)         4.92          2.15          4.52
                                         ------        ------        ------        ------        ------
  Total from investment
   operations                             (0.03)        (7.35)         4.42          1.67          4.02
                                         ------        ------        ------        ------        ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       0.00          0.00          0.00          0.00          0.00
  Distributions from net
   realized gain                           0.00         (4.17)        (5.05)        (2.31)        (0.17)
  Return of Capital                       (0.00)        (0.17)         0.00          0.00          0.00
                                         ------        ------        ------        ------        ------
  Total from distributions                (0.00)        (4.34)        (5.05)        (2.31)        (0.17)
                                         ------        ------        ------        ------        ------
NET ASSET VALUE, END OF PERIOD           $17.58        $17.55        $29.24        $29.87        $30.51
                                         ======        ======        ======        ======        ======
TOTAL RETURN/2/                            0.17%       (28.45)%       16.22%         5.66%        15.12%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
    (000s)                               $  312        $  344        $  750        $  899        $  554
 Ratio of net investment
  income (loss) to average
  net assets                              (1.85)%       (1.85)%       (1.76)%       (1.58)%       (1.75)%
 Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses/3,4/                            2.29%         2.28%         2.27%         2.27%         2.29%
 Ratio of expenses to average
  net assets after waived
  fees and expenses/3,4/                   2.19%         2.20%         2.20%         2.20%         2.20%
 Portfolio turnover rate/4/                 169%          150%          138%          125%          142%



1 Calculated based upon average shares outstanding.


2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


 144 FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND
CLASS C SHARES - COMMENCED ON JANUARY 30, 2004
For a share outstanding throughout each period.


                                        SEPT. 30,     SEPT. 30,    SEPT. 30,    SEPT. 30,    SEPT. 30,
 FOR THE PERIOD ENDED:                    2009          2008         2007         2006         2005
 NET ASSET VALUE, BEGINNING OF
 PERIOD                                   $17.73       $29.49       $ 30.08       $30.69       $26.82
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)/2/                               (0.26)/1/    (0.39)/1/     (0.50)/1/    (0.48)/1/    (0.50)/1/
  Net realized and unrealized
   gain (loss) on investments               0.30        (7.03)         4.96         2.18         4.54
                                          ------       ------       -------       ------       --------
  Total from investment
   operations                               0.04        (7.42)         4.46         1.70         4.04
                                          ------       ------       -------       ------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00         0.00          0.00         0.00         0.00
  Distributions from net
   realized gain                            0.00        (4.17)        (5.05)       (2.31)       (0.17)
  Return of Capital                         0.00        (0.17)         0.00         0.00         0.00
                                          ------       ------       -------       ------       --------
  Total from distributions                  0.00        (4.34)        (5.05)       (2.31)       (0.17)
                                          ------       ------       -------       ------       --------
NET ASSET VALUE, END OF PERIOD            $17.77       $17.73        $29.49       $30.08       $30.69
                                          ======       ======       =======       ======       ========
TOTAL RETURN/2/                             0.23%      (28.44)%       16.24%        5.73%       15.10%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
    (000s)                                $  605         $231       $   324       $  213       $   77
 Ratio of net investment
  income (loss) to average
  net assets                               (1.87)%      (1.85)%       (1.74)%      (1.58)%      (1.73)%
 Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses/3,4/                             2.29%        2.23%         2.27%        2.27%        2.29%
 Ratio of expenses to average
  net assets after waived
  fees and expenses/3,4/                    2.19%        2.20%         2.20%        2.20%        2.20%
 Portfolio turnover rate/4/                  169%         150%          138%         125%         142%



1 Calculated based upon average shares outstanding.


2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


                                                        FINANCIAL HIGHLIGHTS 145

SMALL COMPANY VALUE FUND
CLASS A SHARES - COMMENCED ON JANUARY 31, 2002
For a share outstanding throughout each period


                                        SEPT. 30,    SEPT. 30,    SEPT. 30,    SEPT. 30,    SEPT. 30,
 FOR THE PERIOD ENDED:                    2009         2008         2007         2006        2005
 NET ASSET VALUE, BEGINNING OF
 PERIOD                                  $ 10.55      $ 15.35      $ 15.55      $ 15.95      $ 13.66
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              0.04/1/      0.05/1/      0.00/1/      0.01/1/      0.00
  Net realized and unrealized
   gain (loss) on investments              (0.71)       (3.36)        0.96         0.92         3.17
                                         -------      -------      -------      -------      ------
  Total from investment
   operations                              (0.67)       (3.31)        0.96         0.93         3.17
                                         -------      -------      -------      -------      ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       (0.04)        0.00         0.00        (0.01)        0.00
  Distributions from net
   realized gain                            0.00        (1.49)       (1.16)       (1.32)       (0.88)
                                         -------      -------      -------      -------      ------
  Total distributions                      (0.04)       (1.49)       (1.16)       (1.33)       (0.88)
                                         -------      -------      -------      -------      ------
 NET ASSET VALUE, END OF PERIOD          $  9.84      $ 10.55      $ 15.35      $ 15.55      $ 15.95
                                         =======      =======      =======      =======      ======
 TOTAL RETURN/2/                           (6.14)%     (22.58)%       5.95%        6.06%       23.97%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $20,202      $34,964      $66,379      $81,432      $72,680
  Ratio of net investment
   income (loss) to average
   net assets/3/                            0.55%        0.42%       (0.02)%       0.04%        0.10%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3,4/                            1.55%        1.52%        1.55%        1.44%        1.44%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3,4/                   1.45%        1.45%        1.45%        1.41%        1.35%
  Portfolio turnover rate/4/                  99%          82%          69%         114%          70%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


 146 FINANCIAL HIGHLIGHTS

SMALL COMPANY VALUE FUND
CLASS B SHARES - COMMENCED ON JANUARY 31, 2002
For a share outstanding throughout each period


                                        SEPT. 30,     SEPT. 30,    SEPT. 30,    SEPT. 30,    SEPT. 30,
 FOR THE PERIOD ENDED:                    2009          2008         2007         2006        2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $ 9.89        $14.59      $ 14.94      $ 15.48      $ 13.38
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.01)/1/     (0.04)/1/    (0.12)/1/    (0.11)/1/    (0.07)
  Net realized and unrealized
   gain (loss) on investments              (0.68)        (3.17)        0.93         0.89         3.05
                                          ------        ------      -------      -------      -------
  Total from investment
   operations                              (0.69)        (3.21)        0.81         0.78         2.98
                                          ------        ------      -------      -------      -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00          0.00         0.00         0.00         0.00
  Distributions from net
   realized gain                            0.00         (1.49)       (1.16)       (1.32)       (0.88)
                                          ------        ------      -------      -------      -------
  Total distributions                       0.00         (1.49)       (1.16)       (1.32)       (0.88)
                                          ------        ------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD            $ 9.20        $ 9.89      $ 14.59       $14.94      $ 15.48
                                          ======        =======     =======      =======      =======
TOTAL RETURN/2/                            (6.88)%      (23.16)%       5.15%        5.24%      23.01%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                                  $2,792        $5,086      $10,413      $13,463      $15,802
 Ratio of net investment
  income (loss) to average
  net assets/3/                            (0.20)%       (0.33)%      (0.77)%      (0.71)%      (0.70)%
 Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses/3,4/                             2.30%         2.31%        2.30%        2.18%        2.21%
 Ratio of expenses to average
  net assets after waived
  fees and expenses/3,4/                    2.20%         2.20%        2.20%        2.15%        2.12%
 Portfolio turnover rate/4/                   99%           82%          69%         114%          70%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


                                                        FINANCIAL HIGHLIGHTS 147

SMALL COMPANY VALUE FUND
CLASS C SHARES - COMMENCED ON AUGUST 30, 2002
For a share outstanding throughout each period


                                        SEPT. 30,     SEPT. 30,     SEPT. 30,   SEPT. 30,    SEPT. 30,
 FOR THE PERIOD ENDED:                    2009          2008          2007        2006        2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $ 9.89       $14.59        $14.94       $15.48       $13.37
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.02)/1/    (0.04)/1/     (0.12)/1/    (0.11)/1/    (0.04)
  Net realized and unrealized
   gain (loss) on investments              (0.67)       (3.17)         0.93         0.89         3.03
                                          ------      -------        ------      -------       ------
  Total from investment
   operations                              (0.69)       (3.21)         0.81         0.78         2.99
                                          ------      -------        ------      -------       ------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        0.00         0.00          0.00         0.00         0.00
  Distributions from net
   realized gain                            0.00        (1.49)        (1.16)       (1.32)       (0.88)
                                          ------      -------        ------      -------       ------
  Total distributions                       0.00        (1.49)        (1.16)       (1.32)       (0.88)
                                          ------      -------        ------      -------       ------
NET ASSET VALUE, END OF PERIOD            $ 9.20       $ 9.89        $14.59       $14.94       $15.48
                                          ======      =======        ======      =======       ======
TOTAL RETURN/2/                            (6.88)%     (23.15)%        5.15%        5.24%       23.11%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                                  $1,437       $1,728        $3,754       $4,711       $4,847
 Ratio of net investment
  income (loss) to average
  net assets/3/                            (0.26)%      (0.33)%       (0.77)%      (0.71)%      (0.67)%
 Ratio of expenses to average
  net assets prior to waived
  fees and reimbursed
  expenses/3,4/                             2.30%        2.30%         2.30%        2.18%        2.20%
 Ratio of expenses to average
  net assets after waived
  fees and expenses/3,4/                    2.20%        2.20%         2.20%        2.15%        2.11%
 Portfolio turnover rate/4/                   99%          82%           69%         114%          70%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from Portfolio(s) in which the Fund invests.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.

 148 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.


Annual/Semi-Annual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period. The Report of Independent Registered Public Accounting Firm and each Fund's audited financial statements included in the Fund's most recent annual report are incorporated by reference into this Prospectus.


To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                     020EGR/P901
                                                          ICA Reg. No. 811-09253
(Copyright) 2010 Wells Fargo Funds Management, LLC. All rights reserved.

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                FEBRUARY 1, 2010

                                   Prospectus

                              Institutional Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  EQUITY GATEWAY FUNDS

C&B Large Cap Value Fund -  CBLSX

Emerging Growth Fund -  WEMIX

Equity Value Fund -  WLVSX

Growth Equity Fund -  WGEIX

Large Cap Appreciation Fund -  WFASX

Large Company Growth Fund -  WLCSX

Small Company Growth Fund -  WSCGX

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

           Please file this Prospectus Supplement with your records.

                            WELLS FARGO FUNDS TRUST

                    WELLS FARGO ADVANTAGE EQUITY INCOME FUND
               CLASS A, CLASS B, CLASS C AND ADMINISTRATOR CLASS

               WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION FUND
     CLASS A, CLASS B, CLASS C, ADMINISTRATOR CLASS AND INSTITUTIONAL CLASS

 Supplement dated June 21, 2010, to the Prospectuses dated February 1, 2010, as previously supplemented, as the case may be.

This Supplement contains important information about each of the Funds referenced above.

Effective at the close of business on June 18, 2010, the Fund has withdrawn its interests in its corresponding master portfolio and now invests directly in a portfolio of securities. The Fund formerly was a gateway fund that sought to achieve its investment objective by investing substantially all of its assets in a corresponding master portfolio with a substantially identical investment objective and substantially similar investment strategies. The investment activities of the Fund now occur, and all advisory and sub-advisory services described in the Prospectus are now provided, directly at the gateway fund level.

The Fund's investment objective, principal investments and principal investment strategies, and the ratios stated in the Total Annual Fund Operating Expenses After Fee Waiver line of the Annual Fund Operating Expenses tables, otherwise remain unchanged. All references in the Prospectus to the Fund are modified accordingly, except any information stated specifically as of a date on or before June 18, 2010 may reflect the former master/gateway structure in effect as of such date.

                                                                  EGR060/P901SP2

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND SUMMARIES
A SUMMARY OF INFORMATION ABOUT EACH FUND, INCLUDING: INVESTMENT OBJECTIVE, FEES AND EXPENSES, PORTFOLIO TURNOVER, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, MANAGEMENT OF THE FUND, TRANSACTION POLICIES AND TAX INFORMATION



C&B Large Cap Value Fund Summary                 2
Emerging Growth Fund Summary                     6
Equity Value Fund Summary                       10
Growth Equity Fund Summary                      14
Large Cap Appreciation Fund Summary             18
Large Company Growth Fund Summary               22
Small Company Growth Fund Summary               25
Summary of Other Important Information          28
   Regarding Purchase and Sale of Fund
  Shares


--------------------------------------------------------------------------------


THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES



Key Fund Information                            30
C&B Large Cap Value Fund                        31
Emerging Growth Fund                            33
Equity Value Fund                               35
Growth Equity Fund                              36
Large Cap Appreciation Fund                     38
Large Company Growth Fund                       40
Small Company Growth Fund                       42
Description of Principal Investment             44
  Risks
Portfolio Holdings Information                  48


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF
THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY



Organization and Management of the Funds        49
About Wells Fargo Funds Trust                   49
The Investment Adviser and Portfolio            49
  Managers
The Sub-Advisers and Portfolio Managers         51
Dormant Investment Advisory Arrangement         56
Dormant Multi-Manager Arrangement               56


--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES



Compensation to Dealers and Shareholder         57
   Servicing Agents
Pricing Fund Shares                             58
How to Buy Shares                               59
How to Sell Shares                              61
How to Exchange Shares                          63
Account Policies                                65

TABLE OF CONTENTS
--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                                   67
Taxes                                           67
Master/Gateway (Reg. TM) Structure              68
Additional Performance Information              79
Financial Highlights                            81
For More Information                    Back Cover



^

C&B LARGE CAP VALUE FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The C&B Large Cap Value Fund seeks maximum long-term total return, (current income and capital appreciation), consistent with minimizing risk to principal.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares.



    SHAREHOLDER FEES (fees paid directly from your
                     investments)
  Maximum sales charge (load) imposed             None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)            None
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.70%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.24%
  TOTAL ANNUAL FUND OPERATING EXPENSES            0.94%
  Fee Waivers                                     0.24%
  TOTAL ANNUAL FUND OPERATING EXPENSES            0.70%
  AFTER FEE WAIVER/1/



1 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratio shown. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



   1 Year      $   72
   3 Years     $  276
   5 Years     $  497
  10 Years     $1,133


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 28% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the C&B Large Cap Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


                                              C&B LARGE CAP VALUE FUND SUMMARY 2

We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

PRINCIPAL INVESTMENT RISKS
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.
DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.
ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.
LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.
REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.


 3 C&B LARGE CAP VALUE FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                    INSTITUTIONAL CLASS (Incepted on July 26, 2004)
 2000     2001      2002       2003      2004     2005      2006       2007       2008        2009
19.49%    6.59%    -10.89%    33.46%    12.76%    0.93%    22.09%     -1.60%     -35.63%     28.03%



             BEST AND WORST QUARTER
  Best Quarter:       Q2     2003      20.94%
  Worst Quarter:      Q4     2008     -23.59%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                                     1 YEAR     5 YEARS     10 YEARS
 INSTITUTIONAL CLASS (Incepted on July 26, 2004)
  Returns Before Taxes                             28.03%      -0.02%       5.49%
  Returns After Taxes on Distributions             27.36%      -1.05%       4.01%
  Returns After Taxes on                           18.22%      -0.44%       4.11%
  Distributions and Sale of Fund Shares
 RUSSELL 1000 (Reg. TM) VALUE INDEX                19.69%      -0.25%       2.47%
  (reflects no deduction for expenses or
  taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                              C&B LARGE CAP VALUE FUND SUMMARY 4

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


 SUB-ADVISER            PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Cooke & Bieler, L.P.   KERMIT S. ECK, CFA, Portfolio Manager / 1992
                        DAREN C. HEITMAN, CFA, Portfolio Manager / 2005
                        STEVE LYONS, CFA, Portfolio Manager / 2009
                        MICHEAL M. MEYER, CFA, Portfolio Manager / 1993
                        EDWARD W. O'CONNOR, CFA, Portfolio Manager / 2002
                        R. JAMES O'NEIL, CFA, Portfolio Manager / 1990
                        MEHUL TRIVEDI, CFA, Portfolio Manager / 1998



References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 28 of the Prospectus.


 5 C&B LARGE CAP VALUE FUND SUMMARY

EMERGING GROWTH FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Emerging Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares.



    SHAREHOLDER FEES (fees paid directly from your
                     investments)
  Maximum sales charge (load) imposed             None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)            None
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees//                               0.85%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  5.94%
  TOTAL ANNUAL FUND OPERATING EXPENSES            6.79%
  Fee Waivers                                     5.84%
  TOTAL ANNUAL FUND OPERATING EXPENSES            0.95%
  AFTER FEE WAIVER/1/



1 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratio shown. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



   1 Year      $   97
   3 Years     $1,485
   5 Years     $2,823
  10 Years     $5,966


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 147% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Emerging Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of small-capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less. Small-capitalization companies may include both domestic and foreign small-capitalization companies. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


                                                  EMERGING GROWTH FUND SUMMARY 6

We seek small-capitalization companies that are in an emerging phase of their life cycle. We believe these companies have prospects for robust and sustainable growth in earnings and revenue and their stock may benefit from positive revisions to expectations for earnings and revenue growth. Identifying and successfully anticipating those revisions often leads to stock outperformance. To find growth and anticipate positive revisions, we surround companies with exhaustive fundamental research, emphasizing companies whose management teams have histories of successfully executing their strategies and whose business models have sustainable profit potential. We combine this fundamental analysis with our assessment of the timeliness for the stocks of these companies to form an investment decision. We may invest in any sector, and at times, we may emphasize one or more particular sectors. We may sell a company's stock when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile. Depending on the circumstances, we may also sell or trim a portfolio position when we see timeliness turn negative on a stock held in the portfolio. We consider our sell discipline and risk control as critical and value-added parts of our process. We may actively trade portfolio securities.

PRINCIPAL INVESTMENT RISKS
ACTIVE TRADING RISK. Frequent trading will result in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.
DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.
FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.
GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.
ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.
LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.
REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.
SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

--------------------------------------------------------------------------------

PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


 7 EMERGING GROWTH FUND SUMMARY

[GRAPHIC APPEARS HERE]


 CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
  INSTITUTIONAL CLASS (Incepted on March 31, 2008)
  2008                                   2009
-47.04%                                  33.08%



             BEST AND WORST QUARTER
  Best Quarter:       Q2      2009     19.66%
  Worst Quarter:      Q1      2008    -23.52%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                                          1 YEAR     LIFE OF FUND
 INSTITUTIONAL CLASS (Incepted on March 31, 2008)
  Returns Before Taxes                                  33.08%        -4.43%
  Returns After Taxes on Distributions                  33.08%        -4.52%
  Returns After Taxes on                                21.50%        -3.78%
  Distributions and Sale of Fund Shares
 RUSSELL 2000 (Reg. TM) GROWTH INDEX                    34.47%        -4.72%
  (reflects no deduction for expenses or
  taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                                  EMERGING GROWTH FUND SUMMARY 8

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC

SUB-ADVISER      PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Wells Capital    JOSEPH M. EBERHARDY, CFA, CPA, Portfolio Manager / 2008
 Management      THOMAS C. OGNAR, CFA, Portfolio Manager / 2007
 Incorporated    BRUCE C. OLSON, CFA, Portfolio Manager / 2007


References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 28 of the Prospectus.


 9 EMERGING GROWTH FUND SUMMARY

EQUITY VALUE FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Equity Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares.



    SHAREHOLDER FEES (fees paid directly from your
                     investments)
  Maximum sales charge (load) imposed             None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)            None
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.70%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.27%
  TOTAL ANNUAL FUND OPERATING EXPENSES            0.97%
  Fee Waivers                                     0.22%
  TOTAL ANNUAL FUND OPERATING EXPENSES            0.75%
  AFTER FEE WAIVER/1/



1 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratio shown. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



   1 Year       $   77
   3 Years      $  287
   5 Years      $  515
   10 Years     $1,170


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 158% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Equity Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In making investment decisions for the Fund, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook.

                                                    EQUITY VALUE FUND SUMMARY 10

We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Fund. Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process and manage the portfolio's overall risk profile. We generally consider selling a stock when it has achieved its fair value, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.

PRINCIPAL INVESTMENT RISKS
ACTIVE TRADING RISK. Frequent trading will result in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.
DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.
ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.
LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.
REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.


 11 EQUITY VALUE FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                       CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                       INSTITUTIONAL CLASS (Incepted on August 31, 2006)
 2004        2005        2006      2007      2008        2009
15.27%      10.36%      17.56%    8.35%     -40.98%     25.11%



             BEST AND WORST QUARTER
  Best Quarter:       Q3      2009     19.43%
  Worst Quarter:      Q4      2008    -21.90%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                                       1 YEAR       5 YEARS       LIFE OF FUND
 INSTITUTIONAL CLASS (Incepted on August 31, 2006)
  Returns Before Taxes                               25.11%         0.75%           4.56%
  Returns After Taxes on Distributions               24.54%        -0.10%           3.85%
  Returns After Taxes on                             16.32%         0.32%           3.67%
  Distributions and Sale of Fund Shares
 RUSSELL 1000 (Reg. TM) VALUE INDEX                  19.69%        -0.25%           4.23%
  (reflects no deduction for expenses or
  taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                                    EQUITY VALUE FUND SUMMARY 12

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


SUB-ADVISER             PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Systematic Financial    D. KEVIN MCCREESH, CFA, Portfolio Manager / 2003
 Management, L.P.       RONALD M. MUSHOCK, CFA, Portfolio Manager / 2003



References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 28 of the Prospectus.


 13 EQUITY VALUE FUND SUMMARY

GROWTH EQUITY FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Growth Equity Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares.



    SHAREHOLDER FEES (fees paid directly from your
                     investments)
  Maximum sales charge (load) imposed             None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)            None
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.25%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.23%
  Acquired Fund Fees and Expenses                 0.72%
  (Underlying Master Portfolios)
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.20%
  Fee Waivers                                     0.15%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.05%
  AFTER FEE WAIVER/1/



1 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratio shown. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



   1 Year      $  107
   3 Years     $  366
   5 Years     $  645
  10 Years     $1,441


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

The Fund is a gateway fund that invests in a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style. "Style" means either an approach to selecting investments or a type of investment that is selected for a Fund. We currently invest in several master portfolios. The investment styles of the master portfolios in which in we currently invest include the large cap growth style, the small cap style and the international style. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities. See "Portfolio Allocation and Management" on page 58 of the Prospectus for the percentage breakdown of the Fund's assets allocated across different master portfolios.


                                                   GROWTH EQUITY FUND SUMMARY 14

We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations. We also may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


PRINCIPAL INVESTMENT RISKS
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.
CURRENCY HEDGING RISK. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange.
DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.
EMERGING MARKETS RISK. Foreign investment risks are typically greater for securities in emerging markets, which can be more vulnerable to recessions, currency volatility, inflation and market failure.
FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.
GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.
INDEX TRACKING RISK. The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.
LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.
MULTI-STYLE MANAGEMENT RISK. The management of the Fund's portfolio using different investment styles can result in higher transaction costs and lower tax efficiency than other funds which adhere to a single investment style. REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.
SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.
VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.

--------------------------------------------------------------------------------

PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


 15 GROWTH EQUITY FUND SUMMARY

[GRAPHIC APPEARS HERE]


                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                     INSTITUTIONAL CLASS (Incepted on April 11, 2005)
 2000      2001       2002        2003       2004      2005      2006       2007       2008        2009
-0.07%    -14.19%    -21.56%     33.94%     11.93%     8.22%     12.82%     5.90%     -39.92%     33.67%



             BEST AND WORST QUARTER
  Best Quarter:       Q2      2009     20.00%
  Worst Quarter:      Q4      2008    -23.54%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                                      1 YEAR         5 YEARS       10 YEARS
 INSTITUTIONAL CLASS (Incepted on April 11, 2005)
  Returns Before Taxes                              33.67%           0.76%         0.46%
  Returns After Taxes on Distributions              33.29%         - 2.37%        -1.73%
  Returns After Taxes on                            21.89%           0.08%        -0.15%
  Distributions and Sale of Fund Shares
 S&P 500 (Reg. TM) INDEX                            26.46%           0.42%        -0.95%
  (reflects no deduction for expenses
  or taxes)
 GROWTH EQUITY COMPOSITE INDEX                      32.35%           1.99%         0.41%
  (reflects no deduction for expenses
  or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                                   GROWTH EQUITY FUND SUMMARY 16

FUND MANAGEMENT


INVESTMENT ADVISER    PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Wells Fargo Funds     THOMAS C. BIWER, CFA, Portfolio Manager / 2005
 Management, LLC      CHRISTIAN L. CHAN, CFA, Portfolio Manager / 2005
                      ANDREW OWEN, CFA, Portfolio Manager / 2005



References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. The Board of Trustees has approved the reorganization of the Fund into another Wells Fargo Advantage Fund, subject to the satisfaction of a number of conditions, including approval by Fund shareholders.
For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 28 of the Prospectus.


 17 GROWTH EQUITY FUND SUMMARY

LARGE CAP APPRECIATION FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Large Cap Appreciation Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares.



    SHAREHOLDER FEES (fees paid directly from your
                     investments)
  Maximum sales charge (load) imposed             None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)            None
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.70%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.46%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.16%
  Fee Waivers                                     0.46%
  TOTAL ANNUAL FUND OPERATING EXPENSES            0.70%
  AFTER FEE WAIVER/1/



1 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratio shown. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



   1 Year       $   72
   3 Years      $  323
   5 Years      $  594
   10 Years     $1,368


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 140% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

The Fund is a gateway fund that invests substantially all of its assets in the Large Cap Appreciation Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities. We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In making investment decisions for the Fund, we consider companies in the Russell 1000 (Reg. TM) Index and the S&P 500 (Reg. TM) Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets and improvements in return on equity. Stocks are also evaluated

                                          LARGE CAP APPRECIATION FUND SUMMARY 18
based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competitively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Fund. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the portfolio has become excessive in our view. We may actively trade portfolio securities.

PRINCIPAL INVESTMENT RISKS
ACTIVE TRADING RISK. Frequent trading will result in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.
DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.
GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.
ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.
LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.


 19 LARGE CAP APPRECIATION FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                                   INSTITUTIONAL CLASS (Incepted on August 31, 2006)
  2002                          2003        2004       2005       2006      2007       2008        2009
-23.69%                        27.66%      12.13%      9.10%      6.57%    17.76%     -43.31%     23.42%



             BEST AND WORST QUARTER
  Best Quarter:       Q3      2009     14.22%
  Worst Quarter:      Q4      2008    -23.06%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                                              1 YEAR       5 YEARS       LIFE OF FUND
 INSTITUTIONAL CLASS (Incepted on August 31, 2006)
  Returns Before Taxes                                      23.42%        -0.85%           0.66%
  Returns After Taxes on Distributions                      23.09%        -1.70%           0.10%
  Returns After Taxes on                                    15.22%        -0.82%           0.49%
  Distributions and Sale of Fund Shares
 RUSSELL 1000 (Reg. TM) GROWTH INDEX                        37.21%         1.63%           1.35%
  (reflects no deduction for expenses
  or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                          LARGE CAP APPRECIATION FUND SUMMARY 20

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


SUB-ADVISER         PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Cadence Capital     WILLIAM B. BANNICK, CFA, Portfolio Manager / 2003
 Management, L.C.   ROBERT L. FITZPATRICK, CFA, Portfolio Manager / 2004
                    MICHAEL J. SKILLMAN, Portfolio Manager / 2007



References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. The Board of Trustees has approved the reorganization of the Fund into another Wells Fargo Advantage Fund, subject to the satisfaction of a number of conditions, including approval by Fund shareholders.
For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 28 of the Prospectus.


 21 LARGE CAP APPRECIATION FUND SUMMARY

LARGE COMPANY GROWTH FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Large Company Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares.



    SHAREHOLDER FEES (fees paid directly from your
                     investments)
  Maximum sales charge (load) imposed             None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)            None
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.68%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.18%
  TOTAL ANNUAL FUND OPERATING EXPENSES            0.86%
  Fee Waivers                                     0.11%
  TOTAL ANNUAL FUND OPERATING EXPENSES            0.75%
  AFTER FEE WAIVER/1/



1 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratio shown. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



   1 Year      $   77
   3 Years     $  263
   5 Years     $  466
  10 Years     $1,051


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 13% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. We normally do not invest more than 10% of the Fund's total assets in the securities of a single issuer. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. We may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


                                            LARGE COMPANY GROWTH FUND SUMMARY 22

In selecting securities for the Fund, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon, and that have high quality fundamental characteristics, including: dominance in their niche or industry; low cost producers; low levels of leverage; potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.

PRINCIPAL INVESTMENT RISKS
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.
DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.
FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.
GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.
ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.
LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.
REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

--------------------------------------------------------------------------------

PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                     INSTITUTIONAL CLASS (Incepted on June 30, 2004)
 2000                                2001         2002        2003       2004
-3.62%                              -21.58%      -28.11%     26.77%      3.37%

 2000                              2005       2006     2007       2008        2009
-3.62%                             5.95%      2.44%    7.55%     -38.85%     45.73%



              BEST AND WORST QUARTER
  Best Quarter:        Q4      2001      18.09%
  Worst Quarter:       Q4      2008     -23.69%


 23 LARGE COMPANY GROWTH FUND SUMMARY

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                                         1 YEAR      5 YEARS      10 YEARS
 INSTITUTIONAL CLASS (Incepted on June 30, 2004)
  Returns Before Taxes                                 45.73%       0.79%        -2.96%
  Returns After Taxes on Distributions                 44.81%       0.54%        -3.12%
  Returns After Taxes on                               29.71%       0.52%        -2.54%
  Distributions and Sale of Fund Shares
 RUSSELL 1000 (Reg. TM) GROWTH INDEX                   37.21%       1.63%        -3.99%
  (reflects no deduction for expenses or
  taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


SUB-ADVISER          PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Peregrine Capital    JOHN S. DALE, CFA, Portfolio Manager / 1983
 Management, Inc.    GARY E. NUSSBAUM, CFA, Portfolio Manager / 1990



References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. The Board of Trustees has approved the reorganization of the Fund into another Wells Fargo Advantage Fund, subject to the satisfaction of a number of conditions, including approval by Fund shareholders.
For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 28 of the Prospectus.


                                            LARGE COMPANY GROWTH FUND SUMMARY 24

SMALL COMPANY GROWTH FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

The Small Company Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares.



    SHAREHOLDER FEES (fees paid directly from your
                     investments)
  Maximum sales charge (load) imposed             None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)            None
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)



               ANNUAL FUND OPERATING EXPENSES
  (expenses that you pay each year as a percentage of your
                        investment)
  Management Fees                                 0.85%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.26%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.11%
  Fee Waivers                                     0.16%
  TOTAL ANNUAL FUND OPERATING EXPENSES            0.95%
  AFTER FEE WAIVER/1/



1 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratio shown. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



   1 Year      $   97
   3 Years     $  337
   5 Years     $  596
  10 Years     $1,337


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 169% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Small Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
In selecting securities for the Fund, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Rediscovery phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Rediscovery phase, are those that


 25 SMALL COMPANY GROWTH FUND SUMMARY
have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities. PRINCIPAL INVESTMENT RISKS
ACTIVE TRADING RISK. Frequent trading will result in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.
DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.
FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.
GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.
ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.
LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.
REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.
SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

--------------------------------------------------------------------------------

PERFORMANCE


The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                    INSTITUTIONAL CLASS (Incepted on March 31, 2008)
2000                                2001         2002        2003        2004
2.34%                               0.62%       -29.60%     50.36%      13.29%

2000                                2005       2006       2007     2008          2009
2.34%                               4.13%      9.77%      3.49%     -44.59%     47.20%



              BEST AND WORST QUARTER
  Best Quarter:        Q2      2009      24.54%
  Worst Quarter:       Q4      2008     -28.29%


                                            SMALL COMPANY GROWTH FUND SUMMARY 26

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                                         1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS (Incepted on March 31, 2008)
  Returns Before Taxes                                 47.20%        -0.71%         1.77%
  Returns After Taxes on Distributions                 47.20%        -2.48%         0.14%
  Returns After Taxes on                               30.68%        -1.06%         0.88%
  Distributions and Sale of Fund Shares
 RUSSELL 2000 (Reg. TM) GROWTH INDEX                   34.47%         0.87%        -1.37%
  (reflects no deduction for expenses or
  taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


SUB-ADVISER          PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Peregrine Capital    WILLIAM A. GRIERSON, CFA, Portfolio Manager / 2005
 Management, Inc.    DANIEL J. HAGEN, CFA, Portfolio Manager / 2003
                     ROBERT B. MERSKY, CFA, Portfolio Manager / 1984
                     JAMES P. ROSS, CFA, Portfolio Manager / 2005
                     PAUL E. VON KUSTER, CFA, Portfolio Manger / 1984



References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 28 of the Prospectus.


 27 SMALL COMPANY GROWTH FUND SUMMARY

SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING PURCHASE AND SALE OF FUND
SHARES

TRANSACTION POLICIES

Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional Class shares may also be offered through certain financial intermediaries that may charge their customers transaction or other fees.



INSTITUTIONS PURCHASING         INSTITUTIONS SELLING FUND SHARES              TO PLACE ORDERS OR REDEEM
                                ---------------------------------------------
FUND SHARES                                                                   SHARES
-------------------------------                                               --------------
OPENING AN ACCOUNT              REDEMPTION INFORMATION                        MAIL: WELLS FARGO ADVANTAGE FUNDS
 Institutions which currently   Institutional Class shares must be redeemed   P.O. Box 8266
 have another account with      according to the terms of your customer       Boston, MA 02266-8266
 WELLS FARGO ADVANTAGE FUNDS    account with your financial intermediary.     INTERNET:www.wellsfargo.com/
 may open an account by         See HOW TO SELL SHARES beginning on page 61   advantagefunds
 phone or internet. If the      of the Prospectus                             PHONE OR WIRE: 1-800-222-8222 or
 institution does not have an                                                 1-800-368-7550
 account, contact your                                                        IN PERSON: Investor Center
 investment representative.                                                   100 Heritage Reserve
 FOR MORE INFORMATION                                                         Menomonee Falls,Wisconsin 53051.
 See HOW TO BUY SHARES
 beginning on page 59 of the                                                  CONTACT YOUR INVESTMENT
 Prospectus                                                                   REPRESENTATIVE.


TAX INFORMATION

Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING PURCHASE AND SALE OF FUND
                                                                       SHARES 28

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-advisers, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS AND PRINCIPAL INVESTMENT STRATEGIES The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Funds, except for the Emerging Growth Fund, concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
For the Growth Equity Fund, this section provides a percentage breakdown of the Fund's assets across different master portfolios.

--------------------------------------------------------------------------------
MASTER/GATEWAY (Reg. TM) STRUCTURE
The Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                         KEY FUND INFORMATION 30

C&B LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cooke & Bieler, L.P.

PORTFOLIO MANAGERS
Kermit S. Eck, CFA
Daren C. Heitman, CFA
Steve Lyons, CFA
Michael M. Meyer, CFA

Edward W. O'Connor, CFA

R. James O'Neil, CFA
Mehul Trivedi, CFA

FUND INCEPTION:
5/15/1990
INSTITUTIONAL CLASS
Ticker: CBLSX
Fund Number: 1868

INVESTMENT OBJECTIVE
The C&B Large Cap Value Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the C&B Large Cap Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 31 C&B LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                     C&B LARGE CAP VALUE FUND 32

EMERGING GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Joseph M. Eberhardy, CFA, CPA
Thomas C. Ognar, CFA
Bruce C. Olson, CFA

FUND INCEPTION:
1/31/2007
INSTITUTIONAL CLASS
Ticker: WEMIX
Fund Number: 3157

INVESTMENT OBJECTIVE
The Emerging Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's total assets in equity securities of small-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Emerging Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of small-capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less. Small small-capitalization companies may include both domestic and foreign small-capitalization companies. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek small-capitalization companies that are in an emerging phase of their life cycle. We believe these companies have prospects for robust and sustainable growth in earnings and revenue and their stock may benefit from positive revisions to expectations for earnings and revenue growth. Identifying and successfully anticipating those revisions often leads to stock outperformance. To find growth and anticipate positive revisions, we surround companies with exhaustive fundamental research, emphasizing companies whose management teams have histories of successfully executing their strategies and whose business models have sustainable profit potential. We combine this fundamental analysis with our assessment of the timeliness for the stocks of these companies to form an investment decision. We may invest in any sector, and at times, we may emphasize one or more particular sectors. We may sell a company's stock when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile. Depending on the circumstances, we may also sell or trim a portfolio position when we see timeliness turn negative on a stock held in the portfolio. We consider our sell discipline and risk control as critical and value-added parts of our process. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 33 EMERGING GROWTH FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                         EMERGING GROWTH FUND 34

EQUITY VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Systematic Financial Management, L.P.

PORTFOLIO MANAGERS
D. Kevin McCreesh, CFA
Ronald M. Mushock, CFA

FUND INCEPTION:
8/29/2003
INSTITUTIONAL CLASS
Ticker: WLVSX
Fund Number: 3108

INVESTMENT OBJECTIVE
The Equity Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Equity Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


In making investment decisions for the Fund, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Fund. Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process and manage the portfolio's overall risk profile. We generally consider selling a stock when it has achieved its fair value, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Active Trading Risk
   o  Counter-Party Risk
   o  Derivatives Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk
   o  Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 35 EQUITY VALUE FUND

GROWTH EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA

FUND INCEPTION:
4/30/1989
INSTITUTIONAL CLASS
Ticker: WGEIX
Fund Number: 3136

INVESTMENT OBJECTIVE
The Growth Equity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests in a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style. "Style" means either an approach to selecting investments or a type of investment that is selected for a Fund. We currently invest in several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations. We also may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Currency Hedging Risk
   o  Derivatives Risk
   o  Emerging Markets Risk
   o  Foreign Investment Risk
   o  Growth Style Investment Risk
   o  Index Tracking Risk
   o  Issuer Risk

   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Multi-Style Management Risk
   o  Regulatory Risk
   o  Smaller Company Securities Risk
   o  Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                           GROWTH EQUITY FUND 36

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios.
Please see "Master/Gateway(SM) Structure" for more information on these master portfolios.

 INVESTMENT STYLE/PORTFOLIOS                TARGET ALLOCATION                    SUB-ADVISER
 Large Cap Growth Style                           35.00%
  Disciplined Growth Portfolio                                      5.00%        Smith Asset Management Group, L. P.
  Large Company Growth Portfolio                                   30.00%        Peregrine Capital Management, Inc.
 Small Cap Style                                  35.00%
  Emerging Growth Portfolio                                         4.09%        Wells Capital Management Incorporated
  Small Cap Index Portfolio                                        11.67%        Wells Capital Management Incorporated
  Small Company Growth Portfolio                                    7.58%        Peregrine Capital Management, Inc.
  Small Company Value Portfolio                                     1.16%        Peregrine Capital Management, Inc.
  Strategic Small Cap Value Portfoli  o                            10.50%        Wells Capital Management Incorporated
 International Style                              30.00%
  International Core Portfolio                                      7.50%        Evergreen Investments
  International Growth Portfolio                                    7.50%        Artisan Partners Limited Partnership
  International Index Portfolio                                     7.50%        SSgA Funds Management, Inc.
  International Value Portfolio                                     7.50%        LSV Asset Management

                                                 ------
 TOTAL FUND ASSETS                               100.00%

 37 GROWTH EQUITY FUND

LARGE CAP APPRECIATION FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cadence Capital Management, LLC

PORTFOLIO MANAGERS
William B. Bannick, CFA
Robert L. Fitzpatrick, CFA
Michael J. Skillman

FUND INCEPTION:
8/31/2001
INSTITUTIONAL CLASS
Ticker: WFASX
Fund Number: 3122

INVESTMENT OBJECTIVE
The Large Cap Appreciation Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Cap Appreciation Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


In making investment decisions for the Fund, we consider companies in the Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competitively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Fund. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the portfolio has become excessive in our view. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                  LARGE CAP APPRECIATION FUND 38

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 39 LARGE CAP APPRECIATION FUND

LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Peregrine Capital Management, Inc.

PORTFOLIO MANAGERS
John S. Dale, CFA
Gary E. Nussbaum, CFA

FUND INCEPTION:
12/31/1982
INSTITUTIONAL CLASS
Ticker: WLCSX
Fund Number: 706

INVESTMENT OBJECTIVE
The Large Company Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and

o up to 20% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential.

However, we normally do not invest more than 10% of the Fund's total assets in the securities of a single issuer. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


In selecting securities for the Fund, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including: dominance in their niche or industry; low cost producers; low levels of leverage; potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                    LARGE COMPANY GROWTH FUND 40

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 41 LARGE COMPANY GROWTH FUND

SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Peregrine Capital Management, Inc.

PORTFOLIO MANAGERS
William A. Grierson, CFA
Daniel J. Hagen, CFA
Robert B. Mersky, CFA
James P. Ross, CFA
Paul E. von Kuster, CFA

FUND INCEPTION:
12/31/1982
INSTITUTIONAL CLASS
Ticker: WSCGX
Fund Number: 3162

INVESTMENT OBJECTIVE
The Small Company Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Small Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


In selecting securities for the Fund, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Rediscovery phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                    SMALL COMPANY GROWTH FUND 42

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 43 SMALL COMPANY GROWTH FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund and indirectly, the principal risk factors for the master portfolio(s) in which each Fund invests, have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.

ACTIVE TRADING RISK            Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

COUNTER-PARTY RISK             When a Fund enters into a repurchase agreement, an agreement where it buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the
                               Fund is exposed to the risk that the other party will not fulfill its contractual obligation.
                               Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

CURRENCY HEDGING RISK          An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Fund may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.

DERIVATIVES RISK               The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                               For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 44

EMERGING MARKETS RISK          Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries.
                               Emerging markets may be under-capitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

FOREIGN INVESTMENT RISK        Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

INDEX TRACKING RISK            The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.

ISSUER RISK                    The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.

 45 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

LEVERAGE RISK                  Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK                 A security may not be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK                We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor does anyone we contract with to provide services, such as selling agents or investment advisers, promise to make good on any such losses.

MARKET RISK                    The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets.
                               The value or liquidity of a security may decline or become illiquid due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline or become illiquid due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline or become illiquid in value simultaneously.

MULTI-STYLE MANAGEMENT RISK    Because certain portions of a Fund's assets are managed by different portfolio managers using different styles, a Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities. This may lead to higher transaction expenses and may generate higher short-term capital gains compared to a Fund using a single investment management style.

REGULATORY RISK                Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

SMALLER COMPANY SECURITIES     Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                           liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 46

VALUE STYLE INVESTMENT RISK    Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

 47 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.

                                               PORTFOLIO HOLDINGS INFORMATION 48

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the Funds' investment advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which the Funds invest. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended March 31, 2009.

For a Fund's most recent fiscal year end, the advisory fee paid to Funds Management was as follows:



 ADVISORY FEES PAID
Fund Name                           AS A % OF AVERAGE DAILY NET ASSETS
 C&B Large Cap Value Fund                          0.00%
 Emerging Growth Fund                              0.00%
 Equity Value Fund                                 0.00%
 Growth Equity Fund                                0.25%
 Large Cap Appreciation Fund                       0.00%
 Large Company Growth Fund                         0.00%
 Small Company Growth Fund                         0.00%


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, and securities lending agent.

 49 ORGANIZATION AND MANAGEMENT OF THE FUNDS

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.


The Wells Fargo Funds Trust Board of Trustees has unanimously approved the reorganizations of the specified funds ("Target Funds") listed in the table below into certain existing Wells Fargo Advantage Funds ("Acquiring Funds") also listed in the table. The reorganizations were proposed by Wells Fargo Funds Management, LLC, investment adviser to the Wells Fargo Advantage Funds.



                                                                               PORTFOLIO MANAGEMENT TEAM OF
 TARGET FUND                           ACQUIRING FUND                          ACQUIRING FUND
 Wells Fargo Advantage Large           Wells Fargo Advantage Premier Large     Aziz Hamzaogullari, Wells Capital
 Company Growth Fund                   Company Growth Fund*                    Management
 Wells Fargo Advantage Growth Equity   Wells Fargo Advantage Diversified       Multiple Sub-advisers
 Fund                                  Equity Fund
 Wells Fargo Advantage Large Cap       Wells Fargo Advantage Capital Growth    Tom Pence, Michael Harris, Wells
 Appreciation Fund                     Fund                                    Capital Management



* This Fund will be newly created in order to receive the assets of the Target Fund upon completion of the reorganization.

Each reorganization is subject to the satisfaction of a number of conditions, including approval by the shareholders of the Target Funds at special meetings of the shareholders expected to be held in June, 2010. In each reorganization, if various conditions to the closing of the reorganization are satisfied, the Acquiring Fund will receive all of the assets and assume all of the liabilities of the Target Fund, and Target Fund shareholders will receive shares of the Acquiring Fund in exchange for their shares of the Target Fund. Each reorganization is intended to be a tax-free transaction and it is anticipated that no gain or loss will be recognized by shareholders as a result of the reorganization for U.S. federal income tax purposes. Additionally, fund shareholders will not incur any sales loads or similar transaction charges as a result of the reorganizations.

Each reorganization, if it is approved by shareholders and all conditions to the closing are satisfied, is expected to occur in July, 2010. Prior to each reorganization, Wells Fargo Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in this prospectus.

Additional information, including a description of the applicable reorganization and information about fees, expenses, and risk factors, will be provided to shareholders of each Target Fund in a Prospectus/Proxy Statement that is expected to be mailed to shareholders in April. The Prospectus/Proxy Statement will provide information regarding the date, time and location of the shareholder meeting where the reorganization will be considered.

The foregoing is not a solicitation of any proxy. For more information, or to receive a free copy of the Prospectus/Proxy Statement once a registration statement relating to a proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-222-8222 or visit www.wellsfargo.com/advantagefunds. The Prospectus/Proxy Statement will also be available for free on the Securities and Exchange Commission's website www.sec.gov. Please read the Prospectus/Proxy Statement carefully before making any investment decisions.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 50

The following portfolio managers are responsible for determining the asset allocation of the Growth Equity Fund's investments in various master portfolios. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.


THOMAS C. BIWER, CFA          Mr. Biwer is jointly responsible for managing the Growth Equity Fund, which he has
Growth Equity Fund            managed since 2005. Mr. Biwer joined Funds Management in 2005 as a portfolio manager and a member of the Asset Allocation Team. He participates in determining the asset allocations of the Fund's investments in various master portfolios. Prior to joining Funds Management, Mr. Biwer served as an investment manager and portfolio strategist for the STRONG ADVISOR service since 1999. Education: B.S. and M.B.A., University of Illinois.
CHRISTIAN L. CHAN, CFA        Mr. Chan is jointly responsible for managing the Growth Equity Fund, which he has
Growth Equity Fund            managed since 2005. Mr. Chan joined Funds Management in 2002 as a member of the
                              Asset Allocation Team and Investment Team. He participates in determining the asset allocations of the Fund's investments in various master portfolios. Prior to joining
                              Funds Management, Mr. Chan served as a director in the Investments Department at
                              mPower Advisors, LLC from 1999 to 2001. Education: B.A., American Studies, University
                              of California at Los Angeles.
ANDREW OWEN, CFA              Mr. Owen is jointly responsible for managing the Growth Equity Fund, which he has
Growth Equity Fund            managed since 2005. Mr. Owen joined Funds Management in 1996 as a member of the
                              Asset Allocation Team and head of the Investments Team. He participates in determining the asset allocations of the Fund's investments in various master portfolios. Education: B.A., University of Pennsylvania; M.B.A., University of Michigan.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolios in which the Funds invest. Except for the Growth Equity Fund, sub-advisory services provided to the master portfolio(s) are described as being provided at the gateway fund level. There are no sub-advisory services currently provided at the gateway fund level because each Fund invests substantially all of its assets in a master portfolio. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.
--------------------------------------------------------------------------------
CADENCE CAPITAL MANAGEMENT, LLC (Cadence), located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation Fund. Accordingly, Cadence is responsible for the day-to-day investment management activities of the Large Cap Appreciation Fund. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds, and individual investors.

WILLIAM B. BANNICK, CFA       Mr. Bannick is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2003. Mr. Bannick is chief investment officer at Cadence, jointly responsible for managing all client portfolios. He joined Cadence in 1992 as a senior portfolio manager and was later promoted to managing director. Education:
                              B.S., Physics, University of Massachusetts; M.B.A., Finance, Boston University.

 51 ORGANIZATION AND MANAGEMENT OF THE FUNDS

ROBERT L. FITZPATRICK, CFA    Mr. Fitzpatrick is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2004. Mr. Fitzpatrick joined Cadence in 1999 as a senior analyst covering the computer hardware side of the technology industry. He was promoted in 2004 to portfolio manager jointly managing all client portfolios and was later promoted to managing director. Education: B.A., Psychology and Government,
                              Dartmouth College; M.B.A., Wharton School of Business.
MICHAEL J. SKILLMAN           Mr. Skillman is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2007. Mr. Skillman is chief executive officer at Cadence, jointly responsible for managing all client portfolios. He joined Cadence in 1994 and was later promoted to managing director. Education: B.S., Business Administration-
                              Finance, California State University, Chico.

--------------------------------------------------------------------------------
COOKE & BIELER, L.P. (Cooke & Bieler), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is the sub-adviser for the C&B Large Cap Value Fund. Accordingly, Cooke & Bieler is responsible for the day-to-day investment management activities of the C&B
Large Cap Value Fund. Cooke & Bieler is a registered investment adviser that provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.

The following portfolio managers work as a team, each having equal responsibility and accountability in managing the C&B Large Cap Value Fund, with no limitations on their respective roles. Each portfolio manager's responsibilities include the generation of investment ideas as well as research and monitoring of stock valuation and performance. The impact of each portfolio manager's investment decisions on the overall portfolio is closely monitored by all portfolio managers on the team.

KERMIT S. ECK, CFA            Mr. Eck is jointly responsible for managing the C&B Large Cap Value Fund, which he has
C&B Large Cap Value Fund      managed since 1992. Mr. Eck joined Cooke & Bieler in 1992 and currently serves as a partner, portfolio manager and research analyst. Education: B.S., Computer Science,
                              Montana State University; M.B.A., Stanford University.
DAREN C. HEITMAN, CFA         Mr. Heitman is jointly responsible for managing the C&B Large Cap Value Fund, which
C&B Large Cap Value Fund      he has managed since 2005. Mr. Heitman joined Cooke & Bieler in 2005, and currently serves as a partner, research analyst, and portfolio manager. Before joining Cooke &
                              Bieler, Mr. Heitman was with Schneider Capital Management as a senior analyst from
                              2000 until 2005. Education: B.S., Finance, Iowa State University; M.B.A., University of
                              Chicago.
STEVE LYONS, CFA              Mr. Lyons is jointly responsible for Managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund      has managed since 2009. Mr. Lyons currently serves as a Principal Analyst and Portfolio
                              Manager. He has been with Cooke & Bieler since 2006. Prior to business school, Mr.
                              Lyons worked in the investment services industry specializing in private equity and business valuation. Education: B.S. in Finance, Arizona State University; M.B.A.,
                              University of Chicago.
MICHAEL M. MEYER, CFA         Mr. Meyer is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund      has managed since 1993. Mr. Meyer joined Cooke & Bieler in 1993 where he is currently a partner, portfolio manager and research analyst. Education: B.A., Economics, Davidson
                              College; M.B.A., The Wharton School of Business.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 52

EDWARD W. O'CONNOR, CFA       Mr. O'Connor is jointly responsible for managing the C&B Large Cap Value Fund, which
C&B Large Cap Value Fund      he has managed since 2002. Mr. O'Connor joined Cooke & Bieler in 2002 where he is currently a partner, portfolio manager and research analyst. Prior to joining Cooke &
                              Bieler, Mr. O'Connor was with Cambiar Investors where he served as an equity analyst and portfolio manager and participated in Cambiar's 2001 management buyout.
                              Education: B.A., Economics and Philosophy, Colgate University; M.B.A., University of
                              Chicago.
R. JAMES O'NEIL, CFA          Mr. O'Neil is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund      has managed since 1990. Mr. O'Neil joined Cooke & Bieler in 1988 where he is currently a partner, portfolio manager and research analyst. Education: B.A., Economics, Colby
                              College; M.B.A., Harvard School of Business.
MEHUL TRIVEDI, CFA            Mr. Trivedi is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund      has managed since 1998. He joined Cooke & Bieler in 1998 where he is currently a partner, portfolio manager and research analyst. Education: B.A., International
                              Relations, University of Pennsylvania; B.S., Economics, Wharton School of Business;
                              M.B.A., Wharton School of Business.


--------------------------------------------------------------------------------
PEREGRINE CAPITAL MANAGEMENT, INC. (Peregrine), an affiliate of Funds
Management and direct wholly owned subsidiary of Wells Fargo & Company, located at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth Fund. Accordingly, Peregrine is responsible for the day-to-day investment management activities of the Fund. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) Plans, foundations and endowments.

JOHN S. DALE, CFA             Mr. Dale is jointly responsible for managing the Large Company Growth Fund, which
Large Company Growth Fund     he has managed since 1983. Mr. Dale joined Peregrine in 1987 as a senior vice president and portfolio manager. He founded this strategy in 1983 and has managed large company growth portfolios since 1971. Education: B.A., Marketing, University of
                              Minnesota.
WILLIAM A. GRIERSON, CFA      Mr. Grierson is jointly responsible for managing the Small Company Growth Fund,
Small Company Growth Fund     which he has managed since 2005. Mr. Grierson joined Peregrine in 2000 as a securities analyst on the Small Cap Growth Equity team. In 2005, he became a member of the portfolio management team. Education: B.A., Lawrence University.
DANIEL J. HAGEN, CFA          Mr. Hagen is jointly responsible for managing the Small Company Growth Fund, which
Small Company Growth Fund     he has managed since 2003. Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Growth Equity team and became a member of the portfolio management team in 2001. Education: B.S., Finance, University of Minnesota.
ROBERT B. MERSKY, CFA         Mr. Mersky is jointly responsible for managing the Small Company Growth Fund, which
Small Company Growth Fund     he has managed since 1984. Mr. Mersky is a founder, president and portfolio manager at Peregrine. He co-manages Peregrine's Small Cap Growth Equity style. Mr. Mersky has actively managed small cap stocks since 1973. Education: B.S., Accounting, University of
                              Minnesota.
GARY E. NUSSBAUM, CFA         Mr. Nussbaum is jointly responsible for managing the Large Company Growth Fund,
Large Company Growth Fund     which he has managed since 1990. Mr. Nussbaum joined Peregrine in 1990 as a portfolio manager where he has managed large company growth portfolios.
                              Education: B.A., Finance, University of Wisconsin; M.B.A., University of Wisconsin.

 53 ORGANIZATION AND MANAGEMENT OF THE FUNDS

JAMES P. ROSS, CFA            Mr. Ross is jointly responsible for managing the Small Company Growth Fund, which he
Small Company Growth Fund     has managed since 2005. Mr. Ross joined Peregrine in 1996 as a Senior Portfolio
                              Advisor on the Small Cap Growth Equity team. Education: B.B.A., University of Iowa;
                              M.B.A., University of Iowa.
PAUL E. VON KUSTER, CFA       Mr. von Kuster is jointly responsible for managing the Small Company Growth Fund,
Small Company Growth Fund     which he has managed since 1984. Mr. von Kuster joined Peregrine in 1984 as a senior vice president and portfolio manager. Education: B.A., Philosophy, Princeton University.

--------------------------------------------------------------------------------
SYSTEMATIC FINANCIAL MANAGEMENT, L.P. (Systematic), located at 300 Frank W.
Burr Boulevard, Glenpointe East, Teaneck, NJ 07666, is the investment sub-adviser for the Equity Value Fund. Accordingly, Systematic is responsible for the day-to-day investment management activities of the Equity Value Fund. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.

D. KEVIN MCCREESH, CFA        Mr. McCreesh is jointly responsible for managing the Equity Value Fund, which he has
Equity Value Fund             managed since 2003. Mr.McCreesh joined Systematic in 1996. He is Systematic's chief investment officer and co-manages the firm's large and small/mid cap portfolios.
                              Education: B.S., Geology, University of Delaware; M.B.A., Drexel University. Mr. McCreesh
                              is a member of the CFA Institute and the New York Society of Security Analysts
                              (NYSSA).
RONALD M. MUSHOCK, CFA        Mr. Mushock is jointly responsible for managing the Equity Value Fund, which he has
Equity Value Fund             managed since 2003. Mr. Mushock joined Systematic in 1997 as an equity analyst and was promoted to portfolio manager in 2000. He currently co-manages the firm's large cap portfolios and maintains portfolio management responsibility for all mid and small/mid cap portfolios. Education: B.S., Finance, Seton Hall University; M.B.A., New
                              York University. Mr. Mushock is a member of the Association for Investment
                              Management and Research (AIMR) and the NYSSA.

--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Emerging Growth Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

JOSEPH M. EBERHARDY, CFA,     Mr. Eberhardy is jointly responsible for managing the Emerging Growth Fund, which he
CPA                           has managed since 2008, when he became a portfolio manager with the Growth
Emerging Growth Fund          Equity Team at Wells Capital Management. Prior to his current role, he was a senior research analyst with the Growth Equity Team since 2000. Prior to joining Wells Capital
                              Management, Mr. Eberhardy was with Strong Capital Management, Inc., since 1994.
                              Education: B.A, Accounting, University of Wisconsin-Milwaukee.
THOMAS C. OGNAR, CFA          Mr. Ognar is jointly responsible for managing the Emerging Growth Fund, which he has
Emerging Growth Fund          managed since 2007. Mr. Ognar joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Ognar was a portfolio manager with Strong Capital Management, Inc. since May 2002 and managed separate and Institutional accounts since 2001. Mr. Ognar joined Strong Capital
                              Management, Inc. in 1998, and served as a senior equity research analyst from 1998 to
                              2002. Education: B.S., Finance, Miami University; M.S., Finance, University of Wisconsin,
                              Madison.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 54

BRUCE C. OLSON, CFA           Mr. Olson is jointly responsible for managing the Emerging Growth Fund, which he has
Emerging Growth Fund          managed since 2007. Mr. Olson joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with
                              Strong Capital Management, Inc. and managed separate and institutional accounts since January 1998. Mr. Olson joined Strong Capital Management, Inc. in 1994.
                              Education: B.A., Finance and History, Gustavus Adolphus College.


 55 ORGANIZATION AND MANAGEMENT OF THE FUNDS

DORMANT INVESTMENT ADVISORY ARRANGEMENT
Under the investment advisory contract for the the C&B Large Cap Value Fund, Emerging Growth Fund, Equity Value Fund, Large Cap Appreciation Fund, Large Company Growth Fund, and Small Company Growth Fund, Funds Management does not receive any compensation from a Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of each Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the C&B Large Cap Value Fund, Emerging Growth Fund, and the Equity Value Fund. Under this arrangement, each Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the
Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 56

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------

ADDITIONAL PAYMENTS TO DEALERS
In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by each Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargo.com/advantagefunds.

 57 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 58

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

o Employee benefit plan programs that have at least $100 million in plan assets;

o Broker-dealer managed account or wrap programs that charge an asset-based fee and have program assets of at least $100 million;

o Registered investment adviser mutual fund wrap programs that charge an asset-based fee and have program assets of at least $100 million;

o  Internal Revenue Code Section 529 college savings plan accounts;

o Fund of Funds including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS(SM));

o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

o  Institutions who invest a minimum initial amount of $5 million in a Fund;
   and

o Under certain circumstances and for certain groups as detailed in the Funds' Statement of Additional Information.

 INSTITUTIONS PURCHASING
 SHARES DIRECTLY            OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
--------------------------- ----------------------------------------------- --------------------------------------
 By Telephone or Internet   A new account may not be opened by              To buy additional shares or to buy
---------------------------
                            telephone or internet unless the institution    shares in a new Fund:
                            has another Wells Fargo Advantage Fund          o Call Investor Services at
                            account. If the institution does not currently  1-800-222-8222 or have an account, contact your investment
                                                                            o Call 1-800-368-7550 for the
                            representative.
                            -----------------------------------------------
                                                                            automated phone system or
                                                                            o visit our Web site at
                                                                            www.wellsfargo.com/
                                                                            advantagefunds
                                                                            --------------------------------------
 By Wire                                                                    To buy additional shares, instruct
---------------------------
                            o Complete and sign the Institutional Class
                                                                            your bank or financial institution to
                            account application
                                                                            use the same wire instructions
                            o Call Investor Services at 1-800-222-8222 for
                                                                            shown to the left.
                                                                            --------------------------------------
                            faxing instructions
                            o Use the following wiring instructions:
                            State Street Bank & Trust
                            Boston, MA
                            Bank Routing Number: ABA 011000028
                            Wire Purchase Account: 9905-437-1
                            Attention: WELLS FARGO ADVANTAGE FUNDS
                            (Name of Fund, Account
                            Number)
                            Account Name: Provide your
                            name as registered on the
                            Fund account
                            -----------------------------------------------

 59 HOW TO BUY SHARES

 INSTITUTIONS PURCHASING
                           OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
                           ---------------------------------------------- --------------------------------------
 SHARES DIRECTLY
----------------------------------------------------------------------------------------------------------------
 In Person                 Investors are welcome to visit the Investor    See instructions shown to the left.
--------------------------                                                -------------------------------------
                           Center in person to ask questions or conduct
                           any Fund transaction. The Investor Center is
                           located at
                           100 Heritage Reserve,
                           Menomonee Falls,
                           Wisconsin 53051.
                           ----------------------------------------------
 Through Your Investment   Contact your investment representative.        Contact your investment
 Representative                                                           representative.

-------------------------- ---------------------------------------------- -------------------------------------

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Institutional Class shares on your behalf, you should understand the following:

   o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

   o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Institutional Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

   o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

   o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

   o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

                                                            HOW TO BUY SHARES 60

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Institutional Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.

 INSTITUTIONS SELLING SHARES DIRECTLY    TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------- ---------------------------------------------------------------------
 By Telephone /                          o To speak with an investor services representative call
 Electronic Funds Transfer (EFT)         1-800-222-8222 or use the automated phone system at
----------------------------------------
                                         1-800-368-7550.
                                         o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                         market funds, and next day for all other WELLS FARGO ADVANTAGE
                                         FUNDS.
                                         o Transfers made to a Wells Fargo Bank account are made
                                         available sooner than transfers to an unaffiliated institution.
                                         o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                                         NOTE: Telephone transactions such as redemption requests
                                         made over the phone generally require only one of the
                                         account owners to call unless you have instructed us
                                         otherwise.
                                         --------------
 By Wire                                 o To arrange for a Federal Funds wire, call 1-800-222-8222.
----------------------------------------
                                         o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                                         o Redemption proceeds are usually wired to the financial
                                         intermediary the following business day.
                                         ---------------------------------------------------------------------
 By Internet                             Visit our Web site at www.wellsfargo.com/advantagefunds.
---------------------------------------- ---------------------------------------------------------------------
 In Person                               Investors are welcome to visit the Investor Center in person to ask
----------------------------------------
                                         questions or conduct any Fund transaction. The Investor Center is located at
                                         100 Heritage Reserve,
                                         Menomonee Falls,
                                         Wisconsin 53051.
                                         ---------------------------------------------------------------------
 Through Your Investment Representative  Contact your investment representative.

---------------------------------------- --------------

GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through

 61 HOW TO SELL SHARES

     EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

                                                           HOW TO SELL SHARES 62

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts).

o An exchange request will be processed on the same business day, provided that both Funds are open at the time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to investment performance.


o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum subsequent purchase amounts.


Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.

 63 HOW TO EXCHANGE SHARES

A financial intermediary through whom you may purchase shares of a Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and described in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about the restrictions or limitations on trading activity that will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plans and registered funds of funds.

Effective March 1, 2010, the Funds' short-term trading policy will be modified. Funds Management will continue to monitor available shareholder trading information across all Funds on a daily basis. If a shareholder redeems more than $5,000 (including redemptions that are part of an exchange transaction) from a Fund, that shareholder will be "blocked" from purchasing shares of that Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption. This modified policy will not apply to:

o  Money market funds;

o  Ultra-short funds;

o  Purchases of shares through dividend reinvestments;

o Systematic purchases, redemptions or exchanges where a financial intermediary maintaining a shareholder account identifies the transaction as a systematic purchase, redemption or exchange at the time of the transaction;

o Rebalancing transactions within certain asset allocation or "wrap" programs where the financial intermediary maintaining a shareholder account is able to identify the transaction as part of an asset allocation program approved by Funds Management;

o Transactions initiated by a registered "fund of funds" or Section 529 Plan into an underlying fund investment;

o Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships, withdrawals of shares acquired by participants through payroll deductions, and shares purchased or redeemed by a participant in connection with plan loans; and

o Purchases below $5,000 (including purchases that are part of an exchange transaction).

                                                       HOW TO EXCHANGE SHARES 64

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including Traditional IRAs and Roth IRAs.

o  Small Business Retirement Plans, including Simple IRAs and SEP IRAs.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your Fund prospectuses, shareholder reports and other Fund documents electronically in lieu of paper form by enrolling on the Funds' Web site at www.wellsfargo.com/advantagedelivery. If you make this election, you will be notified by e-mail when the most recent Fund documents are available for electronic viewing and downloading.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by visiting www.wellsfargo.com/advantagedelivery.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

 65 ACCOUNT POLICIES

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 66

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds generally make distributions of any net investment income and any realized net capital gains annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met. These reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

 67 TAXES

MASTER/GATEWAY (Reg. TM) STRUCTURE
--------------------------------------------------------------------------------

Each Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIOS
The following table lists the master portfolio(s) in which the Funds invest. Each Portfolio's investment objective is provided followed by a description of the Portfolio's investment strategies.


MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
C&B LARGE CAP VALUE PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks maximum long-term total return
                                   (current income and capital appreciation), consistent with minimizing risk to principal.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                   capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 68

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
MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
DISCIPLINED GROWTH PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the common stock of larger companies that, in our view, possess above-average potential for growth. We invest in a portfolio of securities with an average market capitalization greater than
                                   $5 billion. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   We seek to identify growth companies that will report a level of corporate earnings that exceeds the level expected by investors. In seeking these companies, we use both quantitative and fundamental analysis. We may consider, among other factors, changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. We use a variety of valuation measures to determine whether or not the share price already reflects any positive fundamentals that we have identified. We attempt to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals or when we wish to take advantage of a better opportunity. Our sell discipline dictates that a holding must be sold if a negative earnings surprise is forecasted, company officials guide investor opinion downward, a stock becomes overvalued, or a buyout is announced.
                                   Upon the sale of any security, all of the proceeds are fully reinvested in the single most attractive company not already in the portfolio, as determined by our stock selection process.
EMERGING GROWTH PORTFOLIO          INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                   capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less. Small-capitalization companies may include both domestic and foreign small-capitalization companies.
                                   We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return. We seek small-capitalization companies that are in an emerging phase of their life cycle. We believe these companies have prospects for robust and sustainable growth in earnings and revenue and their stock may benefit from positive revisions to expectations for earnings and revenue growth. Identifying and successfully anticipating those revisions often leads to stock outperformance.
                                   To find growth and anticipate positive revisions, we surround companies with exhaustive fundamental research, emphasizing companies whose management teams have histories of successfully executing their strategies and whose business models have sustainable profit potential. We combine this fundamental analysis with our assessment of the timeliness for the stocks of these companies to form an investment decision. We may invest in any sector, and at times, we may emphasize one or more particular sectors. We may sell a company's stock when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile. Depending on the circumstances, we may also sell or trim a portfolio position when we see timeliness turn negative on a stock held in the portfolio. We consider our sell discipline and risk control as critical and value-
                                   added parts of our process. We may actively trade portfolio securities.


 69 MASTER/GATEWAY(Reg. TM) STRUCTURE

MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
EQUITY VALUE PORTFOLIO             INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                   capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   In making investment decisions for the Portfolio, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Portfolio.
                                   Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process and manage the Portfolio's overall risk profile. We generally consider selling a stock when it has achieved its fair value, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.
INTERNATIONAL CORE PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of foreign issuers with strong growth potential and that offer good relative values.
                                   These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   We follow a two-phase investment process. In the first phase, we conduct bottom-
                                   up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA)
                                   methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 70

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
MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
INTERNATIONAL GROWTH PORTFOLIO     INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the equity securities of foreign issuers. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   We use a bottom-up investment process described below to construct a portfolio of international growth companies, focusing on industries or themes that we believe present accelerating growth prospects. Company visits are a key component of our investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme.
                                   Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that we believe may lead to sustained earnings growth. We pay careful attention to valuation relative to a company's market or global industry in choosing investments. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or we choose to take advantage of a better opportunity. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


 71 MASTER/GATEWAY(Reg. TM) STRUCTURE

MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
INTERNATIONAL INDEX PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of an international portfolio of common stocks represented by the Morgan Stanley
                                   Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index," or
                                   the "Index"), before expenses.
                                   PRINCIPAL INVESTMENT STRATEGIES: We consider investments that provide substantially similar exposure to securities comprising the MSCI EAFE Index.
                                   Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We attempt to achieve a correlation of at least 95% between the performance of the MSCI EAFE Index and our investment results, before expenses. This correlation is sought regardless of market conditions.
                                   A precise duplication of the performance of the MSCI EAFE Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains would increase and decrease in exact proportion to changes in the MSCI EAFE Index. Such a 100% correlation is not feasible. Our ability to track the performance of the MSCI
                                   EAFE Index may be affected by, among other things: the Portfolio's expenses; the amount of cash and cash equivalents held by the Portfolio; the manner in which the performance of the MSCI EAFE Index is calculated; the size of the Portfolio's investment portfolio; and the timing, frequency and size of interestholder purchases and redemptions. We use cash flows from interestholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its performance to that of the MSCI EAFE Index. We regularly monitor the Portfolio's correlation to the MSCI
                                   EAFE Index and adjust the Portfolio's investments to the extent necessary to pursue a performance correlation of at least 95% with the Index. Inclusion of a security in the MSCI EAFE Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.

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
MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
INTERNATIONAL VALUE PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in the equity securities of foreign issuers. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We invest in equity securities of foreign issuers which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations.
                                   We use a quantitative investment model to make investment decisions for the
                                   Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a
                                   "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-
                                   term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark). We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.
LARGE CAP APPRECIATION             INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                         PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                   capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   In making investment decisions for the Portfolio, we consider companies in the
                                   Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competitively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Portfolio. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the Portfolio has become excessive in our view. We may actively trade portfolio securities.


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
MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
LARGE COMPANY GROWTH               INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                         PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than
                                   10% of the Portfolio's total assets in the securities of a single issuer. We define large-
                                   capitalization companies as those with market capitalizations of $3 billion or more.
                                   We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   In selecting securities for the Portfolio, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including:
                                   dominance in their niche or industry; low cost producers; low levels of leverage;
                                   potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.
SMALL CAP INDEX PORTFOLIO          INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                                   Standard & Poor's Small Cap 600 Composite Stock Price Index (S&P 600 Small Cap
                                   Index), before expenses.
                                   PRINCIPAL INVESTMENT STRATEGIES: We generally execute portfolio transactions only to replicate the composition of the S&P 600 Small Cap Index with minimum tracking error and to minimize transaction costs. We invest cash received from portfolio security dividends or investments in the Portfolio, and raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents to facilitate payment of the Portfolio's expenses or redemptions. For these and other reasons, the
                                   Portfolio's performance can be expected to approximate but not equal that of the
                                   S&P 600 Small Cap Index, before expenses. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 74

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
MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
SMALL COMPANY GROWTH               INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                         PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                   capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   In selecting securities for the Portfolio, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Overlooked phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.
SMALL COMPANY VALUE PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks to provide long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                   capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 (Reg. TM) Index. The market capitalization range of the Russell 2000 (Reg. TM) Index was $78 million to $1.7 billion, as of
                                   May 31, 2009, and is expected to change frequently. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.


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
MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
STRATEGIC SMALL CAP VALUE          INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation by
 PORTFOLIO                         investing primarily in small capitalization securities.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                   capitalization companies that we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the
                                   Russell 2500TM Index was $78 million to $3.9 billion, as of May 30, 2009, and is expected to change frequently. The Portfolio may invest in equity securities of foreign issuers directly and through ADRs and similar investments. The Portfolio may invest in any sector, and at times may emphasize one or more particular sectors. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   We utilize several different "strategic" small cap value investment styles to pursue the Portfolio's objective.
                                   A portion of the Portfolio's assets is invested by seeking to take advantage of opportunities in the market created by investors who primarily focus on the short-
                                   term prospects of companies. To identify these opportunities, we follow a bottom-
                                   up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities in a company when the prevailing sentiment with respect to such company is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation in the securities of such company should the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the Portfolio by a better idea, or when sentiment with respect to such company improves significantly.
                                   Another portion of the Portfolio's assets is invested by employing a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.


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
MASTER PORTFOLIO                   INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
STRATEGIC SMALL CAP VALUE          The final portion of the Portfolio's assets is invested in companies based on a
 PORTFOLIO (CONTINUED)             disciplined adherence to fundamental analysis, with particular attention given to the cash flow generating capabilities of a company. Using this approach, we begin with quantitative screens that include a dividend discount model, a valuation model, as well as earnings strength and surprise models. Our initial screens are designed to develop a list of companies that appear to be undervalued relative to the market. We then perform our fundamental analysis that includes discussions with management, research analysts, and competitors to determine which companies we will purchase. Companies that we purchase generally belong to one of four categories- neglected, oversold, theme, and earnings turnaround. Neglected companies are solid performing companies that are largely ignored by the investment community. Oversold companies are companies that are oversold due to short-term earnings difficulties. Theme companies are companies poised to benefit from macroeconomic or industry wide trends. And lastly, earnings turnaround companies are companies on the verge of an earnings turnaround. We will generally sell a stock if our capitalization and valuation targets are met, if there is a negative fundamental shift in a company's dynamics, or if management has demonstrated that it cannot execute its business plan.
                                   Because the Portfolio's assets are managed by multiple portfolio managers within the Portfolio using different investment styles as described above, the Portfolio could experience overlapping security transactions where certain portfolio managers purchase securities at the same time other portfolio managers are selling those securities. This could lead to higher costs compared to other funds using a single investment management style.
                                   We may rebalance and reallocate assets across the portfolio strategies and may choose to further divide the Portfolio's assets to allow for additional portions to be managed using other investment approaches that meet the objective and investment parameters of the Portfolio.

THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.

=============================
ARTISAN PARTNERS LIMITED
PARTNERSHIP (Artisan), located
at 875 East Wisconsin Avenue,
Suite 800, Milwaukee, WI
53202, is
a Milwaukee-based registered
investment adviser. Artisan
sub-advises the International
Growth Portfolio in which
certain
gateway funds invest
substantially all or a portion
of their assets. In this
capacity, it is responsible
for the day-to-day
investment management of the
portfolio. Artisan provides
investment management services
to other mutual funds,
corporate clients, endowments
and foundations and
multi-employer and public
retirement plans.

=============================
CADENCE is the investment
sub-adviser for the Large Cap
Appreciation Portfolio in
which certain gateway funds
invest
substantially all or a portion
of their assets. For
additional information
regarding Cadence, see "The
Sub-Advisers and
Portfolio Managers"
sub-section.

=============================
COOKE & BIELER, L.P. (C&B) is
the investment sub-adviser for
the C&B Large Cap Value
Portfolio in which certain
gateway
funds invest substantially all
or a portion of their assets.
For additional information
regarding Cooke & Bieler, see
"The
Sub-Advisers and Portfolio
Managers" sub-section.

--------------------------------------------------------------------------------
EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC ("Evergreen Investments"), an affiliate of Funds Management, and an indirect, wholly owned subsidiary of Wells Fargo & Company, located at 200 Berkeley Street, Boston, MA 02116-5034, sub-advises the International Core Portfolio, in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, Evergreen Investments is responsible for the day-to-day investment management of the International Core

 77 MASTER/GATEWAY(Reg. TM) STRUCTURE

Portfolio. Evergreen Investments is a registered investment adviser that has been managing mutual funds and private accounts since 1932. Evergreen Investments also acts as the investment adviser for the Evergreen Funds and supervises its daily business affairs.
--------------------------------------------------------------------------------
LSV ASSET MANAGEMENT (LSV), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606, is the investment sub-adviser for the International Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.
--------------------------------------------------------------------------------
PEREGRINE is the investment sub-adviser for the Large Company Growth Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets.
For additional information regarding Peregrine, see "The Sub-Advisers and Portfolio Managers" sub-section.
--------------------------------------------------------------------------------
SMITH ASSET MANAGEMENT GROUP, L.P. (Smith Group), located at 100 Crescent
Court, Suite 1150, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style.
--------------------------------------------------------------------------------

SSGA FUNDS MANAGEMENT, INC. (SSgA FM), located at 1 Lincoln Street, Boston, MA 02110, is the investment sub-adviser for the International Index Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, SSgA FM is responsible for the day-to-day investment management activities of the Portfolios. SSgA FM, an SEC registered investment adviser, is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2009, SSgA FM had over $168.3 billion in assets under management. SSgA FM and other State Street advisory affiliates make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. With over $1,911.2 billion under management as of December 31, 2009, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

--------------------------------------------------------------------------------
SYSTEMATIC is the investment sub-adviser for the Equity Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Systematic, see "The Sub-Advisers and Portfolio Managers" sub-section.
--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Emerging Growth Portfolio, Strategic Small Cap Value Portfolio and the Small Cap Index Portfolio in which certain gateway funds invest substantially all or a portion of their assets. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of the Portfolios. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 78

ADDITIONAL PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

This section contains additional information regarding performance of the Funds. The sub-section below titled "Index Descriptions" defines the market indices that are referenced in the Fund Summaries. The sub-section below titled "Share Class Performance" provides history for specified share classes of certain Funds.

INDEX DESCRIPTIONS
The "Average Annual Total Returns" table in each Fund's Fund Summary compares the Fund's returns with those of at least one broad-based market index. Below are descriptions of each such index. You cannot invest directly in an index.


GROWTH EQUITY COMPOSITE               The Growth Equity Composite Index is weighted 35% in the Russell 1000 (Reg. TM) Growth
                                      Index,
INDEX                                 35% in the Russell 2000 (Reg. TM) Index, and 30% in the MSCI EAFE (Reg. TM) Index.
RUSSELL 1000 GROWTH (Reg. TM) INDEX   The Russell 1000 (Reg. TM) Growth Index measures the performance of those Russell 1000 companies
                                      with higher price-to-book ratios and higher forecasted growth values.
RUSSELL 1000 (Reg. TM) VALUE INDEX    The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies
                                      with lower price-to-book ratios and lower forecasted growth values.
RUSSELL 2000 GROWTH (Reg. TM) INDEX   The Russell 2000 (Reg. TM) Growth Index measures the performance of those Russell 2000
                                      (Reg. TM)
                                      companies with higher price-to-book ratios and higher forecasted growth values.
S&P 500 (Reg. TM) INDEX               The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group
                                      representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value.


SHARE CLASS PERFORMANCE

The performance history of share classes of certain Funds is included below due to events such as a share class's commencement of operations, a Fund's change in sub-adviser, share class modifications, mergers or reorganizations, renamed share classes, etc., that may have taken place during the periods of performance shown in the "Calendar Year Total Returns" and "Average Annual Total Returns" presented in the Fund Summaries. For example, with respect to the commencement of operations of a share class, details regarding the identity of an older predecessor share class of a newer share class of an applicable Fund, including any adjustments to reflect certain fees or expenses paid by the newer share class or inclusion of non-applicable expenses of the older predecessor share class, are listed below.

   o C&B LARGE CAP VALUE FUND - INSTITUTIONAL CLASS SHARES. Institutional
     Class shares incepted on July 26, 2004. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the unnamed share class of the C&B Large Cap Value Portfolio, and includes expenses that are not applicable, and are higher than those of Institutional Class shares.


   o EMERGING GROWTH FUND - INSTITUTIONAL CLASS SHARES. Institutional Class shares incepted on March 31, 2008. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Administrator Class shares incepted on January 31, 2007.


   o EQUITY VALUE FUND - INSTITUTIONAL CLASS SHARES. Institutional Class shares incepted on August 31, 2006. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Administrator Class shares incepted on August 29, 2003.

   o GROWTH EQUITY FUND - INSTITUTIONAL CLASS SHARES. Institutional Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

 79 ADDITIONAL PERFORMANCE INFORMATION

   o LARGE CAP APPRECIATION FUND - INSTITUTIONAL CLASS SHARES. Institutional Class shares incepted on August 31, 2006. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Administrator Class shares incepted on August 31, 2001.


   o LARGE COMPANY GROWTH FUND - INSTITUTIONAL CLASS SHARES. Institutional Class shares incepted on June 30, 2004. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Administrator Class shares incepted on November 11, 1994.


   o SMALL COMPANY GROWTH FUND - INSTITUTIONAL CLASS SHARES. Institutional Class shares incepted on March 31, 2008. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Administrator Class shares, and and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Administrator Class shares incepted on November 11, 1994.

A Fund's past performance is no guarantee of future results. A Fund's investment results will fluctuate over time, and any representation of the Fund's returns for any past period should not be considered as a representation of what a Fund's returns may be in any future period. Each Fund's annual and semi-annual reports contain additional performance information and are available upon request, without charge, by calling the telephone number listed on the back cover page of this Prospectus.

                                           ADDITIONAL PERFORMANCE INFORMATION 80

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand each Fund's financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions). The information, along with the report of an independent registered public accounting firm and each Fund's financial statements, is also contained in each Fund's annual report, a copy of which is available upon request.

 81 FINANCIAL HIGHLIGHTS

C&B LARGE CAP VALUE FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period


                                      SEPT. 30,   SEPT. 30,   SEPT. 30,   SEPT. 30,   SEPT. 30,
 FOR THE PERIOD ENDED:                   2009        2008        2007        2006      2005/1/
 NET ASSET VALUE, BEGINNING OF
PERIOD                                $  7.75     $ 10.27     $  9.74      $  8.67    $  8.28
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)           0.12/2/     0.15/2/     0.15/2/      0.16       0.09/2/
  Net realized and unrealized
   gain (loss) on investments           (0.61)      (2.13)       0.97         1.17       0.41
                                      -------     -------     -------      -------    -------
  Total from investment
   operations                           (0.49)      (1.98)       1.12         1.33       0.50
                                      -------     -------     -------      -------    -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.17)      (0.14)      (0.15)       (0.08)     (0.04)
  Distributions from net
   realized gain                         0.00/3/    (0.40)      (0.44)       (0.18)     (0.07)
                                      -------     -------     -------      -------    -------
  Total distributions                   (0.17)      (0.54)      (0.59)       (0.26)     (0.11)
                                      -------     -------     -------      -------    -------
 NET ASSET VALUE, END OF PERIOD       $  7.09     $  7.75     $ 10.27      $  9.74    $  8.67
                                      =======     =======     =======      =======    =======
 TOTAL RETURN/4/                        (5.62)%    (20.10)%     11.69%       15.63%      6.05%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $26,582     $27,494     $57,189      $70,113    $63,303
  Ratio of net investment
   income (loss) to average
   net assets                            2.11%       1.68%       1.45%        1.74%      1.14%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/5/                           0.85%       0.87%       0.85%        0.85%      0.90%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/5/                  0.70%       0.70%       0.70%        0.70%      0.70%
  Portfolio turnover rate/6/               28%         21%         24%          29%        25%



1 The Fund changed its fiscal year-end from October 31 to September 30.


2 Calculated based upon average shares outstanding.
3 Amount is less than $0.005.

4 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

5 Includes net expenses allocated from Master Portfolio(s) in which the Fund invests.


6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


                                                         FINANCIAL HIGHLIGHTS 82

EMERGING GROWTH FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON MARCH 31, 2008
For a share outstanding throughout each period


                                          SEPT. 30,   SEPT. 30,
 FOR THE PERIOD ENDED:                       2009      2008/1/
 NET ASSET VALUE, BEGINNING OF PERIOD     $ 8.53       $ 9.43
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.04)/2/    (0.03)
  Net realized and unrealized gain
(loss)
   on investments                          (0.49)       (0.87)
                                          ------       ------
  Total from investment operations         (0.53)       (0.90)
                                          ------       ------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                   0.00         0.00
  Distributions from net realized gain      0.00         0.00
                                          ------       ------
  Total distributions                       0.00         0.00
                                          ------       ------
 NET ASSET VALUE, END OF PERIOD           $ 8.00       $ 8.53
                                          ======       ======
 TOTAL RETURN/3/                           (6.33)%      (9.54)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)        $    8       $    9
  Ratio of net investment income (loss)
to
   average net assets                      (0.58)%      (0.56)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4/                              6.74%        3.64%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4/        0.95%        0.95%
  Portfolio turnover rate/5/                 147%         191%



1 For period March 31, 2008, (commencement of operations) to September 30,
  2008.
2 Calculated based upon average shares outstanding.
3 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 Includes net expenses allocated from Master Portfolio(s) in which the Fund invests.


5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


 83 FINANCIAL HIGHLIGHTS

EQUITY VALUE FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON AUGUST 31, 2006
For a share outstanding throughout each period


                                          SEPT. 30,   SEPT. 30,   SEPT. 30,   SEPT. 30,
 FOR THE PERIOD ENDED:                       2009        2008        2007      2006/1/
 NET ASSET VALUE, BEGINNING OF PERIOD     $ 12.03     $ 17.84     $ 15.36      $15.17
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)               0.17/2/     0.24/2/     0.19/2/     0.01
  Net realized and unrealized gain
(loss)
   on investments                           (1.06)      (4.70)       2.82        0.18
                                          -------     -------     -------      ------
  Total from investment operations          (0.89)      (4.46)       3.01        0.19
                                          -------     -------     -------      ------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                   (0.19)      (0.18)      (0.15)       0.00
  Distributions from net realized gain       0.00/3/    (1.17)      (0.38)       0.00
                                          -------     -------     -------      ------
  Total distributions                       (0.19)      (1.35)      (0.53)       0.00
                                          -------     -------     -------      ------
 NET ASSET VALUE, END OF PERIOD           $ 10.95     $ 12.03     $ 17.84      $15.36
                                          =======     =======     =======      ======
 TOTAL RETURN/4/                            (7.13)%    (26.84)%     20.01%       1.25%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)        $60,014     $64,824     $62,639      $   10
  Ratio of net investment income (loss)
to
   average net assets                        1.82%       1.63%       1.13%       0.82%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/5/                               0.93%       0.91%       0.90%       0.97%
  Ratio of expenses to average net
assets
   after waived fees and expenses/5/         0.75%       0.75%       0.75%       0.65%
  Portfolio turnover rate/6/                  142%        152%        108%        107%



1 For period August 31, 2006, (commencement of operations) to September 30,
  2006.
2 Calculated based upon average shares outstanding.


3 Amount is less than $0.005.
4 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
5 Includes net expenses allocated from Master Portfolio(s) in which the Fund invests.


6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


                                                         FINANCIAL HIGHLIGHTS 84

GROWTH EQUITY FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period


                                          SEPT. 30,   SEPT. 30,   SEPT. 30,    SEPT. 30,    SEPT. 30,
 FOR THE PERIOD ENDED:                       2009        2008        2007         2006       2005/1/
 NET ASSET VALUE, BEGINNING OF PERIOD     $18.56      $ 30.43     $  28.86     $  31.19     $  28.50
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              0.10/2/      0.11/2/      0.14/2/      0.13/2/      0.03/2/
  Net realized and unrealized
   gain on investments                     (2.41)       (6.42)        4.86         2.29         2.66
                                          ------      -------     --------     --------     --------
  Total from investment
   operations                              (2.31)       (6.31)        5.00         2.42         2.69
                                          ------      -------     --------     --------     --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       (0.11)       (0.16)       (0.10)       (0.12)        0.00
  Distributions from net
   realized gain                           (5.43)       (5.40)       (3.33)       (4.63)        0.00
                                          ------      -------     --------     --------     --------
  Total distributions                      (5.54)       (5.56)       (3.43)       (4.75)        0.00
                                          ------      -------     --------     --------     --------
 NET ASSET VALUE, END OF PERIOD           $10.71      $ 18.56     $  30.43     $  28.86     $  31.19
                                          ======      =======     ========     ========     ========
 TOTAL RETURN/3/                           (2.28)%     (24.53)%      18.44%        8.30%        9.44%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                 $3,971      $23,084     $158,895     $140,423     $131,489
  Ratio of net investment
   income (loss) to average
   net assets                               0.96%        0.40%        0.49%        0.46%        0.19%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                              1.19%        1.17%        1.15%        1.12%        1.12%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                     1.04%        1.05%        1.05%        1.04%        1.05%
  Portfolio turnover rate/5/                  58%          38%          42%          39%          50%



1 For period April 11, 2005, (commencement of operations) to September 30,
  2005.
2 Calculated based upon average shares outstanding.


3 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 Includes net expenses allocated from Master Portfolio(s) in which the Fund invests.


5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


 85 FINANCIAL HIGHLIGHTS

LARGE CAP APPRECIATION FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON AUGUST 31, 2006
For a share outstanding throughout each period


                                          SEPT. 30,   SEPT. 30,   SEPT. 30,   SEPT. 30,
 FOR THE PERIOD ENDED:                       2009        2008        2007      2006/1/
 NET ASSET VALUE, BEGINNING OF PERIOD     $  8.96     $ 12.91     $11.43      $11.18
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)               0.06/2/     0.04/2/    0.06/2/     0.01/2/
  Net realized and unrealized gain
(loss)
   on investments                           (1.03)      (3.11)      2.30        0.24
                                          -------     -------     ------      ------
  Total from investment operations          (0.97)      (3.07)      2.36        0.25
                                          -------     -------     ------      ------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                   (0.04)      (0.04)     (0.05)       0.00
  Distributions from net realized gain       0.00       (0.84)     (0.83)       0.00
                                          -------     -------     ------      ------
  Total distributions                       (0.04)      (0.88)     (0.88)       0.00
                                          -------     -------     ------      ------
 NET ASSET VALUE, END OF PERIOD           $  7.95     $  8.96     $12.91      $11.43
                                          =======     =======     ======      ======
 TOTAL RETURN/3/                           (10.70)%    (25.60)%    21.90%       2.24%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)        $ 4,421     $ 6,504     $9,266      $   10
  Ratio of net investment income (loss)
to
   average net assets                        0.91%       0.40%      0.52%       0.62%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4/                               1.09%       0.95%      0.90%       0.91%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4/         0.70%       0.70%      0.70%       0.62%
  Portfolio turnover rate/5/                  144%        151%       145%        155%



1 For period August 31, 2006, (commencement of operations) to September 30,
  2006.
2 Calculated based upon average shares outstanding.


3 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 Includes net expenses allocated from Master Portfolio(s) in which the Fund invests.


5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


                                                         FINANCIAL HIGHLIGHTS 86

LARGE COMPANY GROWTH FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON JUNE 30, 2004
For a share outstanding throughout each period


                                          SEPT. 30,   SEPT. 30,    SEPT. 30,   SEPT. 30,   SEPT. 30,
 FOR THE PERIOD ENDED:                       2009        2008        2007         2006        2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                    $ 43.49     $ 56.23     $  47.76     $  47.27    $  42.75
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)               0.31/1/     0.20/1/      0.25/1/      0.00        0.24/1/
  Net realized and unrealized
   gain (loss) on investments                0.99      (12.94)        8.22         0.64        4.44
                                          -------     -------     --------     --------    --------
  Total from investment
   operations                                1.30      (12.74)        8.47         0.64        4.68
                                          -------     -------     --------     --------    --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        (0.49)       0.00         0.00        (0.15)      (0.16)
  Distributions from net
   realized gain                             0.00        0.00         0.00         0.00        0.00
                                          -------     -------     --------     --------    --------
  Total distributions                       (0.49)       0.00         0.00        (0.15)      (0.16)
                                          -------     -------     --------     --------    --------
 NET ASSET VALUE, END OF PERIOD           $ 44.30     $ 43.49     $  56.23     $  47.76    $  47.27
                                          =======     =======     ========     ========    ========
 TOTAL RETURN/2/                             3.44%     (22.66)%      17.73%        1.34%      10.96%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                 $40,977     $46,143     $194,138     $109,216    $104,469
  Ratio of net investment
   income (loss) to average
   net assets                                0.85%       0.40%        0.48%        0.01%       0.53%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                               0.78%       0.85%        0.86%        0.77%       0.82%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3/                      0.72%       0.75%        0.75%        0.75%       0.75%
  Portfolio turnover rate/4/                   13%          7%          10%           6%         18%



1 Calculated based upon average shares outstanding.

2 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from Master Portfolio(s) in which the Fund invests.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


 87 FINANCIAL HIGHLIGHTS

SMALL COMPANY GROWTH FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON MARCH 31, 2008
For a share outstanding throughout each period


                                          SEPT. 30,    SEPT. 30,
 FOR THE PERIOD ENDED:                       2009       2008/1/
 NET ASSET VALUE, BEGINNING OF PERIOD     $18.70      $ 20.18
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.08)/2/    (0.05)/2/
  Net realized and unrealized gain
(loss)
   on investments                           0.32        (1.43)
                                          ------      -------
  Total from investment operations          0.24        (1.48)
                                          ------      -------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                   0.00         0.00
  Distributions from net realized gain      0.00         0.00
                                          ------      -------
  Total distributions                       0.00         0.00
                                          ------      -------
 NET ASSET VALUE, END OF PERIOD           $18.94      $ 18.70
                                          ======      =======
 TOTAL RETURN/3/                            1.39%       (7.33)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)        $    9      $54,827
  Ratio of net investment income (loss)
to
   average net assets                      (0.57)%      (0.59)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4/                              1.09%        1.08%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4/        0.95%        0.95%
  Portfolio turnover rate/5/                 169%         150%



1 For period March 31, 2008, (commencement of operations) to September 30,
  2008.
2 Calculated based upon average shares outstanding.


3 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 Includes net expenses allocated from Master Portfolio(s) in which the Fund invests.


5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


                                                         FINANCIAL HIGHLIGHTS 88

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports

Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period. The Report of Independent Registered Public Accounting Firm and each Fund's audited financial statements included in the Fund's most recent annual report are incorporated by reference into this Prospectus.


To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                    020EGIT/P904
                                                          ICA Reg. No. 811-09253
(Copyright) 2010 Wells Fargo Funds Management, LLC. All rights reserved.

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                FEBRUARY 1, 2010

                                   Prospectus

                              Administrator Class

WELLS FARGO ADVANTAGE FUNDS (Reg. TM) -  EQUITY GATEWAY FUNDS

C&B Large Cap Value Fund -  CBLLX

Diversified Equity Fund -  NVDEX

Diversified Small Cap Fund -  NVDSX

Emerging Growth Fund -  WFGDX

Equity Income Fund -  NVIEX

Equity Value Fund -  WLVIX

Growth Equity Fund -  NVGEX

Index Fund -  NVINX

Large Cap Appreciation Fund -  WFAKX

Large Company Growth Fund -  NVLCX


Small Company Growth Fund -  NVSCX


Small Company Value Fund -  SCVIX

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, WELLS FARGO BANK, N.A., ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

           Please file this Prospectus Supplement with your records.

                            WELLS FARGO FUNDS TRUST

                    WELLS FARGO ADVANTAGE EQUITY INCOME FUND
               CLASS A, CLASS B, CLASS C AND ADMINISTRATOR CLASS

               WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION FUND
     CLASS A, CLASS B, CLASS C, ADMINISTRATOR CLASS AND INSTITUTIONAL CLASS

 Supplement dated June 21, 2010, to the Prospectuses dated February 1, 2010, as previously supplemented, as the case may be.

This Supplement contains important information about each of the Funds referenced above.

Effective at the close of business on June 18, 2010, the Fund has withdrawn its interests in its corresponding master portfolio and now invests directly in a portfolio of securities. The Fund formerly was a gateway fund that sought to achieve its investment objective by investing substantially all of its assets in a corresponding master portfolio with a substantially identical investment objective and substantially similar investment strategies. The investment activities of the Fund now occur, and all advisory and sub-advisory services described in the Prospectus are now provided, directly at the gateway fund level.

The Fund's investment objective, principal investments and principal investment strategies, and the ratios stated in the Total Annual Fund Operating Expenses After Fee Waiver line of the Annual Fund Operating Expenses tables, otherwise remain unchanged. All references in the Prospectus to the Fund are modified accordingly, except any information stated specifically as of a date on or before June 18, 2010 may reflect the former master/gateway structure in effect as of such date.

                                                                  EGR060/P901SP2

           Please file this Prospectus Supplement with your records.

                            WELLS FARGO FUNDS TRUST

               WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION FUND

                              ADMINISTRATOR CLASS

Supplement dated February 5, 2010, to the Prospectus dated February 1, 2010, as supplemented on February 1, 2010.

This supplement contains important information about the Large Cap Appreciation Fund ("the Fund").

Effective immediately, on page 37 of the Fund's Prospectus, in the Average Annual Total Returns table, the Life of Fund value for the Russell(R) 1000 Growth Index is 1.35%.

                                                                  EGAM020/P903SP

TABLE OF CONTENTS
--------------------------------------------------------------------------------

FUND SUMMARIES
A SUMMARY OF INFORMATION ABOUT EACH FUND, INCLUDING: INVESTMENT OBJECTIVE, FEES AND EXPENSES, PORTFOLIO TURNOVER, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, MANAGEMENT OF THE FUND, TRANSACTION POLICIES AND TAX INFORMATION



C&B Large Cap Value Fund Summary               3
Diversified Equity Fund Summary                7
Diversified Small Cap Fund Summary            11
Emerging Growth Fund Summary                  15
Equity Income Fund Summary                    19
Equity Value Fund Summary                     23
Growth Equity Fund Summary                    27
Index Fund Summary                            31
Large Cap Appreciation Fund Summary           35
Large Company Growth Fund Summary             39
Small Company Growth Fund Summary             43
Small Company Value Fund Summary              47
Summary of Other Important Information        50
   Regarding Purchase and Sale of Fund
  Shares


--------------------------------------------------------------------------------


THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS



Key Fund Information                          52
C&B Large Cap Value Fund                      53
Diversified Equity Fund                       55
Diversified Small Cap Fund                    57
Emerging Growth Fund                          59
Equity Income Fund                            61
Equity Value Fund                             63
Growth Equity Fund                            64
Index Fund                                    66
Large Cap Appreciation Fund                   67
Large Company Growth Fund                     69
Small Company Growth Fund                     71
Small Company Value Fund                      73
Description of Principal Investment           75
  Risks
Portfolio Holdings Information                79


--------------------------------------------------------------------------------


ORGANIZATION AND MANAGEMENT OF
THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY



Organization and Management of the Funds      80
About Wells Fargo Funds Trust                 80
The Investment Adviser and Portfolio          80
  Managers
The Sub-Advisers and Portfolio Managers       82
Dormant Investment Advisory Arrangement       87
Dormant Multi-Manager Arrangement             87

TABLE OF CONTENTS
--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO BUY, SELL AND EXCHANGE FUND SHARES



Compensation to Dealers and Shareholder       88
   Servicing Agents
Pricing Fund Shares                           89
How to Buy Shares                             90
How to Sell Shares                            92
How to Exchange Shares                        94
Account Policies                              96


--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS



Distributions                                 98
Taxes                                         98
Master/Gateway (Reg. TM) Structure            99
Additional Performance Information           111
Financial Highlights                         113
For More Information                  Back Cover



^

C&B LARGE CAP VALUE FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The C&B Large Cap Value Fund seeks maximum long-term total return, (current income and capital appreciation), consistent with minimizing risk to principal.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares.



    SHAREHOLDER FEES (fees paid directly from your
                     investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.70%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.51%
  TOTAL ANNUAL FUND OPERATING                     1.21%
  EXPENSES/1/
  Fee Waivers                                     0.26%
  TOTAL ANNUAL FUND OPERATING EXPENSES            0.95%
  AFTER FEE WAIVER/2/



1 Expenses have been adjusted from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratio shown. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



   1 Year      $   97
   3 Years     $  358
   5 Years     $  640
  10 Years     $1,443


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 28% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the C&B Large Cap Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.
We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to

                                              C&B LARGE CAP VALUE FUND SUMMARY 3
provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

PRINCIPAL INVESTMENT RISKS
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.
DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.


 4 C&B LARGE CAP VALUE FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                    ADMINISTRATOR CLASS (Incepted on July 26, 2004)
 2000        2001    2002     2003    2004   2005    2006    2007    2008     2009
19.49%       6.59%  -10.89%  33.46%  12.56%  0.52%  21.91%  -1.86%  -35.93%  28.05%



                    BEST AND WORST QUARTER
  Best Quarter:       Q2    2003    20.94%
  Worst Quarter:      Q4    2008   -23.70%



AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                                    1 YEAR   5 YEARS   10 YEARS
ADMINISTRATOR CLASS (Incepted on July 26, 2004)
 Returns Before Taxes                             28.05%    -0.27%     5.34%
 Returns After Taxes on Distributions             27.47%    -1.22%     3.91%
 Returns After Taxes on                           18.23%    -0.60%     4.01%
 Distributions and Sale of Fund Shares
RUSSELL 1000 (Reg. TM) VALUE INDEX                19.69%    -0.25%     2.47%
 (reflects no deduction for expenses or
  taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                              C&B LARGE CAP VALUE FUND SUMMARY 5

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


SUB-ADVISER               PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Cooke & Bieler, L.P.      KERMIT S. ECK, CFA, Portfolio Manager / 1992
                          DAREN C. HEITMAN, CFA, Portfolio Manager / 2005
                          STEVE LYONS, CFA, Portfolio Manager / 2009
                          MICHEAL M. MEYER, CFA, Portfolio Manager / 1993
                          EDWARD W. O'CONNOR, CFA, Portfolio Manager / 2002
                          R. JAMES O'NEIL, CFA, Portfolio Manager / 1990
                          MEHUL TRIVEDI, CFA, Portfolio Manager / 1998



References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 50 of the Prospectus.


6 C&B LARGE CAP VALUE FUND SUMMARY

DIVERSIFIED EQUITY FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Diversified Equity Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares.



    SHAREHOLDER FEES (fees paid directly from your
                     investments)
  Maximum sales charge (load) imposed              None
  on purchases
  (AS A PERCENTAGE OF THE OFFERING
    PRICE)
  Maximum deferred sales charge (load)             None
  (AS A PERCENTAGE OF THE OFFERING
    PRICE)



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.25%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.44%
  Acquired Fund Fees and Expenses                 0.56%
  (Underlying Master Portfolios)
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.25%
  Fee Waivers                                     0.25%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.00%
  AFTER FEE WAIVER/1/



1 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratio shown. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



   1 Year      $  102
   3 Years     $  372
   5 Years     $  662
  10 Years     $1,489


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 48% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

The Fund is a gateway fund that uses a "multi-style" equity investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity investment styles of several master portfolios. The investment styles of the master portfolios in which in we currently invest include the large cap growth style, the large cap blend style (an index tracking style), the large cap value style, the small cap style and the international style. The investment styles of the master portfolios in which we currently invest include the large cap growth style, the large cap blend style (an index tracking style), the large cap value style, the small cap style and the international


                                               DIVERSIFIED EQUITY FUND SUMMARY 7
style. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities. See "Portfolio Allocation and Management" on page 51 of the Prospectus for the percentage breakdown of the Fund's assets allocated across different master portfolios.
We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations. We also may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


PRINCIPAL INVESTMENT RISKS
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

CURRENCY HEDGING RISK. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

EMERGING MARKETS RISK. Foreign investment risks are typically greater for securities in emerging markets, which can be more vulnerable to recessions, currency volatility, inflation and market failure.

FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.

INDEX TRACKING RISK. The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

MULTI-STYLE MANAGEMENT RISK. The management of the Fund's portfolio using different investment styles can result in higher transaction costs and lower tax efficiency than other funds which adhere to a single investment style. REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.

--------------------------------------------------------------------------------

PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


 8 DIVERSIFIED EQUITY FUND SUMMARY

[GRAPHIC APPEARS HERE]


                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                   ADMINISTRATOR CLASS (Incepted on November 11, 1994)
 2000          2001     2002     2003    2004   2005    2006   2007    2008     2009
-1.91%        -12.46%  -21.96%  29.43%  10.76%  6.52%  14.21%  5.87%  -39.19%  28.54%



                       BEST AND WORST QUARTER
  Best Quarter:         Q2    2009    16.70%
  Worst Quarter:        Q4    2008   -22.56%



AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                                        1 YEAR   5 YEARS   10 YEARS
ADMINISTRATOR CLASS (Incepted on November 11, 1994)
  Returns Before Taxes                                 28.54%    0.14%    -0.33%
  Returns After Taxes on Distributions                 27.82%   -1.77%    -1.80%
  Returns After Taxes on                               18.55%   -0.20%    -0.64%
  Distributions and Sale of Fund Shares
S&P 500 (Reg. TM) INDEX (reflects no                   26.46%    0.42%    -0.95%
  deduction for expenses or taxes)
DIVERSIFIED EQUITY COMPOSITE INDEX                     28.38%    1.14%     0.10%
  (reflects no deduction for
  expenses or taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                               DIVERSIFIED EQUITY FUND SUMMARY 9

FUND MANAGEMENT


INVESTMENT ADVISER        PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Wells Fargo Funds         THOMAS C. BIWER, CFA, Portfolio Manager / 2005
 Management, LLC          CHRISTIAN L. CHAN, CFA, Portfolio Manager / 2005
                          ANDREW OWEN, CFA, Portfolio Manager / 2005



References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 50 of the Prospectus.


10 DIVERSIFIED EQUITY FUND SUMMARY

DIVERSIFIED SMALL CAP FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Diversified Small Cap Fund seeks total long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares.



    SHAREHOLDER FEES (fees paid directly from your
                     investments)
  Maximum sales charge (load) imposed              None
  on purchases
  (AS A PERCENTAGE OF THE OFFERING
   PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE OFFERING
   PRICE)



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.25%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.44%
  Acquired Fund Fees and Expenses                 0.63%
  (Underlying Master Portfolios)
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.32%
  Fee Waivers                                     0.32%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.00%
  AFTER FEE WAIVER/1/



1 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratio shown. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



   1 Year      $  102
   3 Years     $  387
   5 Years     $  693
  10 Years     $1,562


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 61% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

The Fund is a gateway fund that invests in a "multi-style" approach designed to minimize the volatility and risk of investing in equity securities of small-capitalization companies. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. We use several different small-capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. Currently, the Fund's portfolio combines the small-capitalization equity styles of several master portfolios. The small-capitalization equity styles of the master portfolios in which in we currently invest include the small cap growth style, the small cap index tracking style and the small cap value style. Small capitalization companies are defined by the individual master portfolios in which the Fund invests. We may invest


                                           DIVERSIFIED SMALL CAP FUND SUMMARY 11
in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities. See"Portfolio Allocation and Management" on page 58 of the Prospectus for the percentage breakdown of the Fund's assets allocated across different master portfolios.
We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations. We also may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


PRINCIPAL INVESTMENT RISKS
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

CURRENCY HEDGING RISK. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments. GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.

INDEX TRACKING RISK. The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.


 12 DIVERSIFIED SMALL CAP FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                  ADMINISTRATOR CLASS (Incepted on December 31, 1997)
 2000          2001    2002     2003    2004   2005    2006    2007    2008     2009
11.74%         2.08%  -14.55%  43.93%  19.11%  6.74%  13.20%  -0.79%  -37.90%  32.56%



                     BEST AND WORST QUARTER
  Best Quarter:       Q2    2009    22.79%
  Worst Quarter:      Q4    2008   -26.62%



AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                                        1 YEAR   5 YEARS   10 YEARS
ADMINISTRATOR CLASS (Incepted on December 31, 1997)
 Returns Before Taxes                                 32.56%    -0.27%     5.13%
 Returns After Taxes on Distributions                 32.08%    -1.68%     4.02%
 Returns After Taxes on                               21.16%    -0.53%     4.17%
 Distributions and Sale of Fund Shares
RUSSELL 2000 (Reg. TM) INDEX (reflects                27.17%     0.51%     3.51%
 no deduction for expenses or taxes)


1 Administrator Class shares incepted on December 31, 1997.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

                                           DIVERSIFIED SMALL CAP FUND SUMMARY 13

FUND MANAGEMENT


 INVESTMENT ADVISER       PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Fargo Funds        THOMAS C. BIWER, CFA, Portfolio Manager / 2005
 Management, LLC          CHRISTIAN L. CHAN, CFA, Portfolio Manager / 2005
                          ANDREW OWEN, CFA, Portfolio Manager / 2005



References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 50 of the Prospectus.


14 DIVERSIFIED SMALL CAP FUND SUMMARY

EMERGING GROWTH FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Emerging Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares.



    SHAREHOLDER FEES (fees paid directly from your
                     investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
   PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE OFFERING
   PRICE)



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.85%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  6.08%
  TOTAL ANNUAL FUND OPERATING EXPENSES            6.93%
  Fee Waivers                                     5.73%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.20%
  AFTER FEE WAIVER/1/



1 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratio shown. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



   1 Year       $  122
   3 Years      $1,533
   5 Years      $2,890
   10 Years     $6,060


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 147% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Emerging Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of small-capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less. Small-capitalization companies may include both domestic and foreign small-capitalization companies. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


                                                 EMERGING GROWTH FUND SUMMARY 15

We seek small-capitalization companies that are in an emerging phase of their life cycle. We believe these companies have prospects for robust and sustainable growth in earnings and revenue and their stock may benefit from positive revisions to expectations for earnings and revenue growth. Identifying and successfully anticipating those revisions often leads to stock outperformance. To find growth and anticipate positive revisions, we surround companies with exhaustive fundamental research, emphasizing companies whose management teams have histories of successfully executing their strategies and whose business models have sustainable profit potential. We combine this fundamental analysis with our assessment of the timeliness for the stocks of these companies to form an investment decision. We may invest in any sector, and at times, we may emphasize one or more particular sectors. We may sell a company's stock when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile. Depending on the circumstances, we may also sell or trim a portfolio position when we see timeliness turn negative on a stock held in the portfolio. We consider our sell discipline and risk control as critical and value-added parts of our process. We may actively trade portfolio securities.

PRINCIPAL INVESTMENT RISKS
ACTIVE TRADING RISK. Frequent trading will result in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

--------------------------------------------------------------------------------

PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


 16 EMERGING GROWTH FUND SUMMARY

[GRAPHIC APPEARS HERE]


CALENDAR YEAR TOTAL RETURNS AS OF 12/31
  EACH YEAR
ADMINISTRATOR CLASS (Incepted on
  January 31, 2007)
  2008      2009
-47.12%     32.82%



                   BEST AND WORST QUARTER
Best Quarter:       Q2    2009    19.52%
Worst Quarter:      Q4    2008   -23.56%



AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                                       1 YEAR   LIFE OF FUND
ADMINISTRATOR CLASS (Incepted on January 31, 2007)
 Returns Before Taxes                                 32.82%      -4.54%
 Returns After Taxes on Distributions                 32.82%      -4.64%
 Returns After Taxes on
   Distributions and Sale of Fund Shares              21.33%      -3.88%
RUSSELL 2000 (Reg. TM) GROWTH INDEX
 (reflects no deduction for expenses or
 taxes)                                               34.47%      -4.72%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                                 EMERGING GROWTH FUND SUMMARY 17

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC

SUB-ADVISER            PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Wells Capital          JOSEPH M. EBERHARDY, CFA, CPA, Portfolio Manager / 2008
Management             THOMAS C. OGNAR, CFA, Portfolio Manager / 2007
Incorporated           BRUCE C. OLSON, CFA, Portfolio Manager / 2007


References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 50 of the Prospectus.


 18 EMERGING GROWTH FUND SUMMARY

EQUITY INCOME FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Equity Income Fund seeks long-term capital appreciation and dividend income.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares.



    SHAREHOLDER FEES (fees paid directly from your
                     investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.70%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.54%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.24%
  Fee Waivers                                     0.39%
  TOTAL ANNUAL FUND OPERATING EXPENSES            0.85%
  AFTER FEE WAIVER/1/



1 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratio shown. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



   1 Year      $   87
   3 Years     $  355
   5 Years     $  643
  10 Years     $1,466


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 11% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Equity Income Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and growth of the dividend. Our screening process to identify such premier companies

                                                   EQUITY INCOME FUND SUMMARY 19
involves a search by market capitalization, dividend income or potential for dividend income, and stability of earnings to refine our selection universe. Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and typically will only sell a stock if it no longer fits our criteria for a premier company.

PRINCIPAL INVESTMENT RISKS
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.
DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.


 20 EQUITY INCOME FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                   ADMINISTRATOR CLASS (Incepted on November 1, 1994)
2000           2001    2002     2003    2004    2005    2006   2007    2008     2009
1.90%         -5.45%  -19.68%  26.28%  11.42%   5.45%  18.67%  2.92%  -36.53%  18.24%



                   BEST AND WORST QUARTER
Best Quarter:       Q2    2003    16.74%
Worst Quarter:      Q3    2002   -20.82%



AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                                       1 YEAR   5 YEARS   10 YEARS
ADMINISTRATOR CLASS (Incepted on November 1, 1994)
 Returns Before Taxes                                 18.24%   -0.68%     0.51%
 Returns After Taxes on Distributions                 17.29%   -3.67%    -1.73%
 Returns After Taxes on
   Distributions and Sale of Fund Shares              11.81%   -0.58%     0.14%
RUSSELL 1000 (Reg. TM) VALUE INDEX
 (reflects no deduction for expenses or
  taxes)                                              19.69%   -0.25%     2.47%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                                   EQUITY INCOME FUND SUMMARY 21

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


 SUB-ADVISER           PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital         GARY J. DUNN, CFA, Portfolio Manager / 1994
 Management            ROBERT M. THORNBURG, Portfolio Manager / 2006
 Incorporated



References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. The Board of Trustees has approved the reorganization of the Fund into another Wells Fargo Advantage Fund, subject to the satisfaction of a number of conditions, including approval by Fund shareholders.
For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 50 of the Prospectus.


22 EQUITY INCOME FUND SUMMARY

EQUITY VALUE FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Equity Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares.



    SHAREHOLDER FEES (fees paid directly from your
                     investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.70%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.54%
  TOTAL ANNUAL FUND OPERATING                     1.24%
  EXPENSES/1/
  Fee Waivers                                     0.24%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.00%
  AFTER FEE WAIVER/2/



1 Expenses have been adjusted from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratio shown. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



   1 Year      $  102
   3 Years     $  370
   5 Years     $  658
  10 Years     $1,479


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 158% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Equity Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In making investment decisions for the Fund, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate

                                                    EQUITY VALUE FUND SUMMARY 23
the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Fund. Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process and manage the portfolio's overall risk profile. We generally consider selling a stock when it has achieved its fair value, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.

PRINCIPAL INVESTMENT RISKS
ACTIVE TRADING RISK. Frequent trading will result in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.


 24 EQUITY VALUE FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                 CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                 ADMINISTRATOR CLASS (Incepted on August 29, 2003)
 2004              2005    2006   2007    2008     2009
15.27%            10.36%  17.49%  8.11%  -41.15%  24.92%



                      BEST AND WORST QUARTER
  Best Quarter:        Q3    2009    19.43%
  Worst Quarter:       Q4    2008   -22.00%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                                      1 YEAR   5 YEARS   LIFE OF FUND
ADMINISTRATOR CLASS (Incepted on August 29, 2003)
 Returns Before Taxes                                24.92%    0.60%      4.44%
 Returns After Taxes on Distributions                24.46%   -0.19%      3.78%
 Returns After Taxes on
   Distributions and Sale of Fund Shares             16.20%    0.23%      3.59%
RUSSELL 1000 (Reg. TM) VALUE INDEX
 (reflects no deduction for expenses or
 taxes)                                              19.69%   -0.25%      4.23%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                                    EQUITY VALUE FUND SUMMARY 25

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


 SUB-ADVISER             PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Systematic Financial    D. KEVIN MCCREESH, CFA, Portfolio Manager / 2003
 Management, L.P.        RONALD M. MUSHOCK, CFA, Portfolio Manager / 2003



References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 50 of the Prospectus.


 26 EQUITY VALUE FUND SUMMARY

GROWTH EQUITY FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Growth Equity Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares.



    SHAREHOLDER FEES (fees paid directly from your
                     investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.25%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses/1/                               0.50%
  Acquired Fund Fees and Expenses                 0.72%
  (Underlying Master Portfolios)
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.47%
  Fee Waivers                                     0.22%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.25%
  AFTER FEE WAIVER/1/



1 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratio shown. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



   1 Year      $  127
   3 Years     $  443
   5 Years     $  782
  10 Years     $1,739


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

The Fund is a gateway fund that invests in a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style. "Style" means either an approach to selecting investments or a type of investment that is selected for a Fund. We currently invest in several master portfolios. The investment styles of the master portfolios in which in we currently invest include the large cap growth style, the small cap style and the international style. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities. See "Portfolio Allocation and Management" on page 58 of the Prospectus for the percentage breakdown of the Fund's assets allocated across different master portfolios.


                                                   GROWTH EQUITY FUND SUMMARY 27

We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations. We also may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


PRINCIPAL INVESTMENT RISKS
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

CURRENCY HEDGING RISK. An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

EMERGING MARKETS RISK. Foreign investment risks are typically greater for securities in emerging markets, which can be more vulnerable to recessions, currency volatility, inflation and market failure.

FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments. GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.

INDEX TRACKING RISK. The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

MULTI-STYLE MANAGEMENT RISK. The management of the Fund's portfolio using different investment styles can result in higher transaction costs and lower tax efficiency than other funds which adhere to a single investment style. REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.

--------------------------------------------------------------------------------

PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


 28 GROWTH EQUITY FUND SUMMARY

[GRAPHIC APPEARS HERE]


                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                   ADMINISTRATOR CLASS (Incepted on November 11, 1994)
 2000        2001     2002     2003    2004   2005    2006   2007    2008     2009
-0.07%      -14.19%  -21.56%  33.94%  11.93%  8.10%  12.61%  5.66%  -40.04%  33.24%



                    BEST AND WORST QUARTER
  Best Quarter:       Q2    2009    20.00%
  Worst Quarter:      Q4    2008   -23.58%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                                        1 YEAR   5 YEARS   10 YEARS
ADMINISTRATOR CLASS (Incepted on November 11, 1994)
 Returns Before Taxes                                  33.24%    0.54%     0.36%
 Returns After Taxes on Distributions                  32.96%   -2.49%    -1.79%
 Returns After Taxes on
 Distributions and Sale of Fund Shares                 21.61%   -0.04%    -0.21%
S&P 500 (Reg. TM) INDEX (reflects no
 deduction for expenses or taxes)                      26.46%    0.42%    -0.95%
GROWTH EQUITY COMPOSITE INDEX
 (reflects no deduction for expenses
 or taxes)                                             32.35%    1.99%     0.41%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                                   GROWTH EQUITY FUND SUMMARY 29

FUND MANAGEMENT


 INVESTMENT ADVISER         PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Fargo Funds          THOMAS C. BIWER, CFA, Portfolio Manager / 2005
 Management, LLC            CHRISTIAN L. CHAN, CFA, Portfolio Manager / 2005
                            ANDREW OWEN, CFA, Portfolio Manager / 2005



References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. The Board of Trustees has approved the reorganization of the Fund into another Wells Fargo Advantage Fund, subject to the satisfaction of a number of conditions, including approval by Fund shareholders.
For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 50 of the Prospectus.


 30 GROWTH EQUITY FUND SUMMARY

           (THIS FUND IS CLOSED TO NEW INVESTORS.) INDEX FUND SUMMARY

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Index Fund seeks to replicate the total rate of return of the S&P 500
Index, before fees and expenses.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares.



    SHAREHOLDER FEES (fees paid directly from your
                     investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
   PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE OFFERING
   PRICE)



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.09%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.31%
  TOTAL ANNUAL FUND OPERATING EXPENSES            0.40%
  Fee Waivers                                     0.15%
  TOTAL ANNUAL FUND OPERATING EXPENSES            0.25%
  AFTER FEE WAIVER/1/



1 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratio shown. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



   1 Year      $ 26
   3 Years     $113
   5 Years     $209
  10 Years     $491


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

The Fund is a gateway fund that invests substantially all of its assets in the Index Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We invest in substantially all of the common stocks comprising the S&P 500 (Reg. TM) Index and attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and the Fund's investment results, before fees and expenses. This correlation is sought regardless of market conditions. If we are unable to achieve this correlation, then we will closely monitor the performance and composition of the S&P 500 Index and adjust the Fund's securities holdings as necessary to seek the correlation.

A precise duplication of the performance of the S&P 500 Index would mean that the NAV of Fund shares, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction

                                                           INDEX FUND SUMMARY 31
costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Fund's portfolio as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation before fees and expenses. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


PRINCIPAL INVESTMENT RISKS
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

INDEX TRACKING RISK. The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.


 32 INDEX FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                   ADMINISTRATOR CLASS (Incepted on November 11, 1994)
 2000         2001     2002     2003    2004   2005    2006   2007    2008     2009
-9.20%       -11.93%  -22.03%  28.28%  10.60%  4.69%  15.47%  5.22%  -37.39%  26.46%



                    BEST AND WORST QUARTER
  Best Quarter:       Q2    2009    15.95%
  Worst Quarter:      Q4    2008   -22.11%



AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                                        1 YEAR   5 YEARS   10 YEARS
ADMINISTRATOR CLASS (Incepted on November 11, 1994)
 Returns Before Taxes                                  26.46%    0.14%    -1.15%
 Returns After Taxes on Distributions                  25.74%   -0.77%    -1.91%
 Returns After Taxes on
   Distributions and Sale of Fund Shares               17.20%   -0.22%    -1.30%
S&P 500 (Reg. TM) INDEX (reflects no
 deduction for expenses or taxes)                      26.46%    0.42%    -0.95%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                                           INDEX FUND SUMMARY 33

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC

 SUB-ADVISER                PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Wells Capital              GREGORY T. GENUNG, CFA, Portfolio Manager / 2002
 Management
 Incorporated


References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 50 of the Prospectus.


 34 INDEX FUND SUMMARY

LARGE CAP APPRECIATION FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Large Cap Appreciation Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares.



    SHAREHOLDER FEES (fees paid directly from your
                     investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.70%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.72%
  TOTAL ANNUAL FUND OPERATING                     1.42%
  EXPENSES/1/
  Fee Waivers                                     0.42%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.00%
  AFTER FEE WAIVER/2/



1 Expenses have been adjusted from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratio shown. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



   1 Year      $  102
   3 Years     $  408
   5 Years     $  736
  10 Years     $1,666


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 140% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES

The Fund is a gateway fund that invests substantially all of its assets in the Large Cap Appreciation Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities. We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.

In making investment decisions for the Fund, we consider companies in the Russell 1000 (Reg. TM) Index and the S&P 500 (Reg. TM) Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates

                                          LARGE CAP APPRECIATION FUND SUMMARY 35
over time, the company's history of meeting earnings targets and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competitively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Fund. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the portfolio has become excessive in our view. We may actively trade portfolio securities.

PRINCIPAL INVESTMENT RISKS
ACTIVE TRADING RISK. Frequent trading will result in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.


 36 LARGE CAP APPRECIATION FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                            CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                            ADMINISTRATOR CLASS (Incepted on August 31, 2001)
  2002                2003    2004   2005   2006    2007    2008     2009
-23.69%              27.66%  12.13%  9.10%  6.52%  17.34%  -43.50%  23.71%



                    BEST AND WORST QUARTER
  Best Quarter:       Q3    2009    13.92%
  Worst Quarter:      Q4    2008   -23.12%



AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                                      1 YEAR   5 YEARS   LIFE OF FUND
ADMINISTRATOR CLASS (Incepted on August 31, 2001)
 Returns Before Taxes                                23.71%   -0.95%       0.60%
 Returns After Taxes on Distributions                23.54%   -1.73%       0.09%
 Returns After Taxes on
   Distributions and Sale of Fund Shares             15.41%   -0.86%       0.47%
RUSSELL 1000 (Reg. TM) GROWTH INDEX
 (reflects no deduction for expenses or
 taxes)                                              37.21%    1.63%      -3.99%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                          LARGE CAP APPRECIATION FUND SUMMARY 37

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


 SUB-ADVISER                PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Cadence Capital            WILLIAM B. BANNICK, CFA, Portfolio Manager / 2003
 Management, L.C.           ROBERT L. FITZPATRICK, CFA, Portfolio Manager / 2004
                            MICHAEL J. SKILLMAN, Portfolio Manager / 2007



References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. The Board of Trustees has approved the reorganization of the Fund into another Wells Fargo Advantage Fund, subject to the satisfaction of a number of conditions, including approval by Fund shareholders.
For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 50 of the Prospectus.


 38 LARGE CAP APPRECIATION FUND SUMMARY

LARGE COMPANY GROWTH FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Large Company Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares.



    SHAREHOLDER FEES (fees paid directly from your
                     investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
   PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.68%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.46%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.14%
  Fee Waivers                                     0.19%
  TOTAL ANNUAL FUND OPERATING EXPENSES            0.95%
  AFTER FEE WAIVER/1/



1 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratio shown. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



   1 Year      $   97
   3 Years     $  343
   5 Years     $  609
  10 Years     $1,369


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 13% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. We normally do not invest more than 10% of the Fund's total assets in the securities of a single issuer. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. We may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


                                            LARGE COMPANY GROWTH FUND SUMMARY 39

In selecting securities for the Fund, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon, and that have high quality fundamental characteristics, including: dominance in their niche or industry; low cost producers; low levels of leverage; potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.

PRINCIPAL INVESTMENT RISKS
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.
DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.
FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.
GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.
ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.
LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.


 40 LARGE COMPANY GROWTH FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                    CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                   ADMINISTRATOR CLASS (Incepted on November 11, 1994)
 2000            2001     2002     2003   2004   2005   2006   2007    2008    2009
-3.62%          -21.58%  -28.11%  26.77%  3.26%  5.73%  2.23%  7.33%  -38.97%  45.35%



                    BEST AND WORST QUARTER
  Best Quarter:       Q4   2001    18.09%
  Worst Quarter:      Q4   2008   -23.76%



AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                                        1 YEAR   5 YEARS   10 YEARS
ADMINISTRATOR CLASS (Incepted on November 11, 1994)
 Returns Before Taxes                                  45.35%    0.58%    -3.07%
 Returns After Taxes on Distributions                  45.17%    0.47%    -3.15%
 Returns After Taxes on
   Distributions and Sale of Fund Shares               29.47%    0.42%    -2.59%
RUSSELL 1000 (Reg. TM) GROWTH INDEX
 (reflects no deduction for expenses or
  taxes)                                               37.21%    1.63%    -3.99%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                            LARGE COMPANY GROWTH FUND SUMMARY 41

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


 SUB-ADVISER            PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Peregrine Capital      JOHN S. DALE, CFA, Portfolio Manager / 1983
 Management, Inc.       GARY E. NUSSBAUM, CFA, Portfolio Manager / 1990



References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. The Board of Trustees has approved the reorganization of the Fund into another Wells Fargo Advantage Fund, subject to the satisfaction of a number of conditions, including approval by Fund shareholders.
For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 50 of the Prospectus.


 42 LARGE COMPANY GROWTH FUND SUMMARY

SMALL COMPANY GROWTH FUND SUMMARY
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Small Company Growth Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares.



    SHAREHOLDER FEES (fees paid directly from your
                     investments)
  Maximum sales charge (load) imposed              None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
   PRICE)
  Maximum deferred sales charge (load)             None
   (AS A PERCENTAGE OF THE OFFERING
   PRICE)



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.85%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.53%
  TOTAL ANNUAL FUND OPERATING                     1.38%
  EXPENSES/1/
  Fee Waivers                                     0.18%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.20%
  AFTER FEE WAIVER/2/



1 Expenses have been adjusted from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratio shown. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



   1 Year      $  122
   3 Years     $  419
   5 Years     $  738
  10 Years     $1,642


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 169% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Small Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


                                            SMALL COMPANY GROWTH FUND SUMMARY 43

In selecting securities for the Fund, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Rediscovery phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Rediscovery phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.


PRINCIPAL INVESTMENT RISKS
ACTIVE TRADING RISK. Frequent trading will result in higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

FOREIGN INVESTMENT RISK. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments. GROWTH STYLE INVESTMENT RISK. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.


 44 SMALL COMPANY GROWTH FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                  ADMINISTRATOR CLASS (Incepted on November 11, 1994)
2000           2001     2002    2003    2004   2005   2006   2007    2008     2009
2.34%          0.62%  -29.60%  50.36%  13.29%  4.13%  9.77%  3.49%  -44.67%  46.90%



                   BEST AND WORST QUARTER
  Best Quarter:       Q2   2009    24.44%
  Worst Quarter:      Q4   2008   -28.32%



AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                                        1 YEAR   5 YEARS   10 YEARS
ADMINISTRATOR CLASS (Incepted on November 11, 1994)
 Returns Before Taxes                                  46.90%   -0.78%     1.73%
 Returns After Taxes on Distributions                  46.90%   -2.55%     0.10%
 Returns After Taxes on
   Distributions and Sale of Fund Shares               30.49%   -1.11%     0.85%
RUSSELL 2000 (Reg. TM) GROWTH INDEX
 (reflects no deduction for expenses or
  taxes)                                               34.47%    0.87%    -1.37%



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


                                            SMALL COMPANY GROWTH FUND SUMMARY 45

FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC


 SUB-ADVISER               PORTFOLIO MANAGER, TITLE/MANAGED SINCE
 Peregrine Capital         WILLIAM A. GRIERSON, CFA, Portfolio Manager / 2005
 Management, Inc.          DANIEL J. HAGEN, CFA, Portfolio Manager / 2003
                           ROBERT B. MERSKY, CFA, Portfolio Manager / 1984
                           JAMES P. ROSS, CFA, Portfolio Manager / 2005
                           PAUL E. VON KUSTER, CFA, Portfolio Manger / 1984



References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 50 of the Prospectus.


 46 SMALL COMPANY GROWTH FUND SUMMARY

                   (THIS FUND IS CLOSED TO NEW INVESTORS.) SMALL COMPANY VALUE FUND SUMMARY

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Small Company Value Fund seeks long-term capital appreciation.

FEES AND EXPENSES

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares.



    SHAREHOLDER FEES (fees paid directly from your
                     investments)
  Maximum sales charge (load) imposed             None
  on purchases
   (AS A PERCENTAGE OF THE OFFERING
   PRICE)
  Maximum deferred sales charge (load)            None
   (AS A PERCENTAGE OF THE OFFERING
  PRICE)



               ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
  Management Fees                                 0.85%
  Distribution (12b-1) Fees                       0.00%
  Other Expenses                                  0.54%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.39%
  Fee Waivers                                     0.19%
  TOTAL ANNUAL FUND OPERATING EXPENSES            1.20%
  AFTER FEE WAIVER/1/



1 The adviser has contractually committed through January 31, 2011, to waive fees and/or reimburse expenses to the extent necessary to ensure that the Fund's net operating expenses, including the underlying master portfolio's fees and expenses, and excluding brokerage commissions, interest, taxes and extraordinary expenses, do not exceed the net operating expense ratio shown. The committed net operating expense ratio may be increased or terminated only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated below and then either redeem all of your shares at the end of these periods or continue to hold them; your investment has a 5% return each year; and the Fund's operating expenses remain the same.



   1 Year      $  122
   3 Years     $  421
   5 Years     $  742
  10 Years     $1,652


PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 99% of the average value of its portfolio.


PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Small Company Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 (Reg. TM) Index. The market capitalization range of the Russell (Reg. TM) 2000 Index was $78 million to $1.7 billion, as of May 30, 2009, and is expected to change frequently. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


                                             SMALL COMPANY VALUE FUND SUMMARY 47

We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.

PRINCIPAL INVESTMENT RISKS
COUNTER-PARTY RISK. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

DERIVATIVES RISK. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

ISSUER RISK. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

LEVERAGE RISK. Leverage created by borrowing or investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value. LIQUIDITY RISK. A security may not be able to be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss. An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. MARKET RISK. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

REGULATORY RISK. Changes in government regulations may adversely affect the value of a security.

SMALLER COMPANY SECURITIES RISK. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

VALUE STYLE INVESTMENT RISK. Value stocks may lose value quickly and may be subject to prolonged depressed valuations.


 48 SMALL COMPANY VALUE FUND SUMMARY

--------------------------------------------------------------------------------
PERFORMANCE

The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at WWW.WELLSFARGO.COM/ADVANTAGEFUNDS.


[GRAPHIC APPEARS HERE]


                   CALENDAR YEAR TOTAL RETURNS AS OF 12/31 EACH YEAR
                   ADMINISTRATOR CLASS (Incepted on January 31, 2002)
 2000          2001     2002     2003     2004    2005    2006      2007      2008      2009
26.69%        13.08%   -6.34%   43.68%   23.49%   9.70%   13.25%   -13.80%   -39.48%   45.23%



             BEST AND WORST QUARTER
  Best Quarter:       Q2      2009     34.35%
  Worst Quarter:      Q4      2008    -31.67%



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/09                                              1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS (Incepted on January 31, 2002)
  Returns Before Taxes                                      45.23%        -1.21%         8.40%
  Returns After Taxes on Distributions                      45.23%        -2.36%         7.53%
  Returns After Taxes on                                    29.40%        -1.23%         7.24%
  Distributions and Sale of Fund Shares
 RUSSELL 2000 (Reg. TM) VALUE INDEX                         20.58%        -0.01%         8.27%
  (reflects no deduction for expenses or
  taxes)



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.


FUND MANAGEMENT

  INVESTMENT
   ADVISER
 Wells Fargo
Funds
Management,
LLC

SUB-ADVISER          PORTFOLIO MANAGER, TITLE/MANAGED SINCE
Peregrine Capital    JASON R. BALLSRUD, CFA, Portfolio Manager / 2005
 Management, Inc.    TASSO H. COIN, JR., CFA, Portfolio Manager / 2002
                     DOUGLAS G. PUGH, CFA, Portfolio Manager / 2002


References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests. For important information about purchase and sale of fund shares, tax information and financial intermediary compensation, please turn to "Summary of Other Important Information Regarding Purchase and Sale of Fund Shares" beginning on page 50 of the Prospectus.


                                             SMALL COMPANY VALUE FUND SUMMARY 49

SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING PURCHASE AND SALE OF FUND
SHARES

TRANSACTION POLICIES

Administrator Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that may charge their customers transaction or other fees.



INSTITUTIONS PURCHASING                                                       TO PLACE ORDERS OR REDEEM
FUND SHARES                     INSTITUTIONS SELLING FUND SHARES              SHARES
------------------------------- --------------------------------------------- --------------
OPENING AN ACCOUNT              REDEMPTION INFORMATION                        MAIL: WELLS FARGO ADVANTAGE FUNDS
 Institutions which currently   Administrator Class shares must be redeemed   P.O. Box 8266
 have another account with      according to the terms of your customer       Boston, MA 02266-8266
 WELLS FARGO ADVANTAGE FUNDS    account with your financial intermediary.     INTERNET:www.wellsfargo.com/
 may open an account by         See HOW TO SELL SHARES beginning on page 92   advantagefunds
 phone or internet. If the      of the Prospectus                             PHONE OR WIRE: 1-800-222-8222 or
 institution does not have an                                                 1-800-368-7550
 account, contact your                                                        IN PERSON: Investor Center
 investment representative.                                                   100 Heritage Reserve
 FOR MORE INFORMATION                                                         Menomonee Falls,Wisconsin 53051.
 See HOW TO BUY SHARES
 beginning on page 90 of the                                                  CONTACT YOUR INVESTMENT
 Prospectus                                                                   REPRESENTATIVE.


TAX INFORMATION

Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan.


PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

 50 SUMMARY OF OTHER IMPORTANT INFORMATION REGARDING PURCHASE AND SALE OF FUND SHARES

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any non-U.S. jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

The Funds are distributed by Wells Fargo Funds Distributor, LLC, a member of FINRA/SIPC, and an affiliate of Wells Fargo & Company. Securities Investor Protection Corporation ("SIPC") information and brochure are available at www.SIPC.org or by calling SIPC at (202)371-8300.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS (Reg. TM) family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC (Funds Management), the sub-advisers, or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENTS AND PRINCIPAL INVESTMENT STRATEGIES The investment objective of each Fund in this Prospectus is non-fundamental; that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

o  what the Fund is trying to achieve;

o  how we intend to invest your money; and

o what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Funds, except for the Emerging Growth Fund, concerning "80% of the Fund's net assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Description of Principal Investment Risks" section. It is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
For the Diversified Equity Fund, Diversified Small Cap Fund and Growth Equity Fund, this section provides a percentage breakdown of a Fund's assets across different master portfolios.

--------------------------------------------------------------------------------
MASTER/GATEWAY (Reg. TM) STRUCTURE
The Funds are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Multiple gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios by sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

 52 KEY FUND INFORMATION

C&B LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cooke & Bieler, L.P.

PORTFOLIO MANAGERS
Kermit S. Eck, CFA
Daren C. Heitman, CFA
Steve Lyons, CFA
Michael M. Meyer, CFA

Edward W. O'Connor, CFA

R. James O'Neil, CFA
Mehul Trivedi, CFA

FUND INCEPTION:
5/15/1990
ADMINISTRATOR CLASS
Ticker: CBLLX
Fund Number: 1867

INVESTMENT OBJECTIVE
The C&B Large Cap Value Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the C&B Large Cap Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                     C&B LARGE CAP VALUE FUND 53

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 54 C&B LARGE CAP VALUE FUND

DIVERSIFIED EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA

FUND INCEPTION:
12/31/1988
ADMINISTRATOR CLASS
Ticker: NVDEX
Fund Number: 82

INVESTMENT OBJECTIVE
The Diversified Equity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" equity investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different equity investment styles of several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations.


We also may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Currency Hedging Risk
   o  Derivatives Risk
   o  Emerging Markets Risk
   o  Foreign Investment Risk
   o  Growth Style Investment Risk
   o  Index Tracking Risk
   o  Issuer Risk

   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Multi-Style Management Risk
   o  Regulatory Risk
   o  Smaller Company Securities Risk
   o  Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                      DIVERSIFIED EQUITY FUND 55

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios.
Please see "Master/Gateway(SM) Structure" for more information on these master portfolios.

 INVESTMENT STYLE/PORTFOLIOS                TARGET ALLOCATION                     SUB-ADVISER
 Large Cap Value Style                            25.00%
  C&B Large Cap Value Portfolio                                       8.33%       Cooke & Bieler, L. P.
  Equity Income Portfolio                                             8.33%       Wells Capital Management Incorporated
  Equity Value Portfolio                                              8.34%       Systematic Financial Management, L.P.
 Large Cap Blend Style                            25.00%
  Index Portfolio                                                    25.00%       Wells Capital Management Incorporated
 Large Cap Growth Style                           25.00%
  Disciplined Growth Portfolio                                        5.00%       Smith Asset Management Group, L. P.
  Large Cap Appreciation Portfolio                                    2.50%       Cadence Capital Management, LLC
  Large Company Growth Portfolio                                     17.50%       Peregrine Capital Management, Inc.
 Small Cap Style                                  10.00%
  Emerging Growth Portfolio                                           1.16%       Wells Capital Management Incorporated
  Small Cap Index Portfolio                                           3.34%       Wells Capital Management Incorporated
  Small Company Growth Portfolio                                      2.17%       Peregrine Capital Management, Inc.
  Small Company Value Portfolio                                       0.33%       Peregrine Capital Management, Inc.
  Strategic Small Cap Value Portfolio                                 3.00%       Wells Capital Management Incorporated
 International Style                              15.00%
                                                 ------
  International Core Portfolio                                        3.75%       Evergreen Investments
  International Growth Portfolio                                      3.75%       Artisan Partners Limited Partnership
  International Index Portfolio                                       3.75%       SSgA Funds Management, Inc.
  International Value Portfolio                                       3.75%       LSV Asset Management
 TOTAL FUND ASSETS                               100.00%

 56 DIVERSIFIED EQUITY FUND

DIVERSIFIED SMALL CAP FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA

FUND INCEPTION:
12/31/1997
ADMINISTRATOR CLASS
Ticker: NVDSX
Fund Number: 96

INVESTMENT OBJECTIVE
The Diversified Small Cap Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests in a "multi-style" approach designed to minimize the volatility and risk of investing in equity securities of small-capitalization companies. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. We use several different small-capitalization equity styles in order to reduce the risk of price and return volatility associated with reliance on a single investment style. Currently, the Fund's portfolio combines the small-capitalization equity styles of several master portfolios. Small capitalization companies are defined by the individual master portfolios in which the Fund invests. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations. We also may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Currency Hedging Risk
   o  Derivatives Risk
   o  Foreign Investment Risk
   o  Growth Style Investment Risk
   o  Index Tracking Risk
   o  Issuer Risk

   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk
   o  Smaller Company Securities Risk
   o  Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                   DIVERSIFIED SMALL CAP FUND 57

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios.
Please see "Master/Gateway(SM) Structure" for more information on these master portfolios.

 INVESTMENT STYLE/PORTFOLIOS                 TARGET ALLOCATION       SUB-ADVISER
  Emerging Growth Portfolio                        16.66%            Wells Capital Management Incorporated
  Small Cap Index Portfolio                        33.33%            Wells Capital Management Incorporated
  Small Company Growth Portfolio                   16.66%            Peregrine Capital Management, Inc.
  Small Company Value Portfolio                     3.35%            Peregrine Capital Management, Inc.
  Strategic Small Cap Value Portfolio              30.00%            Wells Capital Management Incorporated
                                                  ------

 TOTAL FUND ASSETS                                100.00%

 58 DIVERSIFIED SMALL CAP FUND

EMERGING GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Joseph M. Eberhardy, CFA, CPA
Thomas C. Ognar, CFA
Bruce C. Olson, CFA

FUND INCEPTION:
1/31/2007
ADMINISTRATOR CLASS
Ticker: WFGDX
Fund Number: 3712

INVESTMENT OBJECTIVE
The Emerging Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's total assets in equity securities of small-capitalization companies; and

o up to 25% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Emerging Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities of small-capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less. Small small-capitalization companies may include both domestic and foreign small-capitalization companies. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek small-capitalization companies that are in an emerging phase of their life cycle. We believe these companies have prospects for robust and sustainable growth in earnings and revenue and their stock may benefit from positive revisions to expectations for earnings and revenue growth. Identifying and successfully anticipating those revisions often leads to stock outperformance. To find growth and anticipate positive revisions, we surround companies with exhaustive fundamental research, emphasizing companies whose management teams have histories of successfully executing their strategies and whose business models have sustainable profit potential. We combine this fundamental analysis with our assessment of the timeliness for the stocks of these companies to form an investment decision. We may invest in any sector, and at times, we may emphasize one or more particular sectors. We may sell a company's stock when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile. Depending on the circumstances, we may also sell or trim a portfolio position when we see timeliness turn negative on a stock held in the portfolio. We consider our sell discipline and risk control as critical and value-added parts of our process. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                         EMERGING GROWTH FUND 59

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 60 EMERGING GROWTH FUND

EQUITY INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Gary J. Dunn, CFA
Robert M. Thornburg

FUND INCEPTION:
3/31/1989
ADMINISTRATOR CLASS
Ticker: NVIEX
Fund Number: 485

INVESTMENT OBJECTIVE
The Equity Income Fund seeks long-term capital appreciation and dividend income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in income-producing equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Equity Income Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and growth of the dividend. Our screening process to identify such premier companies involves a search by market capitalization, dividend income or potential for dividend income, and stability of earnings to refine our selection universe. Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and typically will only sell a stock if it no longer fits our criteria for a premier company.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                           EQUITY INCOME FUND 61

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 62 EQUITY INCOME FUND

EQUITY VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Systematic Financial Management, L.P.

PORTFOLIO MANAGERS
D. Kevin McCreesh, CFA
Ronald M. Mushock, CFA

FUND INCEPTION:
8/29/2003
ADMINISTRATOR CLASS
Ticker: WLVIX
Fund Number: 1093

INVESTMENT OBJECTIVE
The Equity Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Equity Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


In making investment decisions for the Fund, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Fund. Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process and manage the portfolio's overall risk profile. We generally consider selling a stock when it has achieved its fair value, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Active Trading Risk
   o  Counter-Party Risk
   o  Derivatives Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk
   o  Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

                                                            EQUITY VALUE FUND 63

GROWTH EQUITY FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA

FUND INCEPTION:
4/30/1989
ADMINISTRATOR CLASS
Ticker: NVGEX
Fund Number: 83

INVESTMENT OBJECTIVE
The Growth Equity Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's net assets in equity securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests in a "multi-style" approach designed to reduce the volatility and risk of investing in a single equity style. "Style" means either an approach to selecting investments or a type of investment that is selected for a Fund. We currently invest in several master portfolios. We may invest in additional or fewer master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We consider the Fund's absolute level of risk, as well as its risk relative to its benchmark in determining the allocation between the different investment styles. We may make changes to the current allocations at any time in response to market and other conditions. The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations. We also may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Currency Hedging Risk
   o  Derivatives Risk
   o  Emerging Markets Risk
   o  Foreign Investment Risk
   o  Growth Style Investment Risk
   o  Index Tracking Risk
   o  Issuer Risk

   o  Leverage Risk
   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Multi-Style Management Risk
   o  Regulatory Risk
   o  Smaller Company Securities Risk
   o  Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 64 GROWTH EQUITY FUND

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides the Fund's target allocation, including the percentage of Fund assets allocated across the various master portfolios.
Please see "Master/Gateway(SM) Structure" for more information on these master portfolios.

 INVESTMENT STYLE/PORTFOLIOS                TARGET ALLOCATION                   SUB-ADVISER
 Large Cap Growth Style                           35.00%
  Disciplined Growth Portfolio                                     5.00%        Smith Asset Management Group, L. P.
  Large Company Growth Portfolio                                  30.00%        Peregrine Capital Management, Inc.
 Small Cap Style                                  35.00%
  Emerging Growth Portfolio                                        4.09%        Wells Capital Management Incorporated
  Small Cap Index Portfolio                                       11.67%        Wells Capital Management Incorporated
  Small Company Growth Portfolio                                   7.58%        Peregrine Capital Management, Inc.
  Small Company Value Portfolio                                    1.16%        Peregrine Capital Management, Inc.
  Strategic Small Cap Value Portfoli  o                           10.50%        Wells Capital Management Incorporated
 International Style                              30.00%
  International Core Portfolio                                     7.50%        Evergreen Investments
  International Growth Portfolio                                   7.50%        Artisan Partners Limited Partnership
  International Index Portfolio                                    7.50%        SSgA Funds Management, Inc.
  International Value Portfolio                                    7.50%        LSV Asset Management

                                                 ------
 TOTAL FUND ASSETS                               100.00%

                                                          GROWTH EQUITY FUND 65

          (THIS FUND IS CLOSED TO NEW INVESTORS.) INDEX FUND

--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Gregory T. Genung, CFA

FUND INCEPTION:
1/31/1987
ADMINISTRATOR CLASS
Ticker: NVINX
Fund Number: 88

INVESTMENT OBJECTIVE
The Index Fund seeks to replicate the total rate of return of the S&P 500 Index, before fees and expenses.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in a diversified portfolio of equity securities designed to replicate the holdings and weightings of the stocks comprising the S&P 500 Index.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

The Fund is a gateway fund that invests substantially all of its assets in the Index Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We invest in substantially all of the common stocks comprising the S&P 500 Index and attempt to achieve at least a 95% correlation between the performance of the S&P 500 Index and the Fund's investment results, before fees and expenses. This correlation is sought regardless of market conditions. If we are unable to achieve this correlation, then we will closely monitor the performance and composition of the S&P 500 Index and adjust the Fund's securities holdings as necessary to seek the correlation.

A precise duplication of the performance of the S&P 500 Index would mean that the NAV of Fund shares, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a 100% correlation is not feasible. Our ability to track the performance of the S&P 500 Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Fund's portfolio as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation before fees and expenses. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o  Counter-Party Risk
   o  Derivatives Risk
   o  Index Tracking Risk
   o  Issuer Risk
   o  Leverage Risk

   o  Liquidity Risk
   o  Management Risk
   o  Market Risk
   o  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in

 66 INDEX FUND

the "Description of Principal Investment Risks" section.

LARGE CAP APPRECIATION FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Cadence Capital Management, LLC

PORTFOLIO MANAGERS
William B. Bannick, CFA
Robert L. Fitzpatrick, CFA
Michael J. Skillman

FUND INCEPTION:
8/31/2001
ADMINISTRATOR CLASS
Ticker: WFAKX
Fund Number: 1813

INVESTMENT OBJECTIVE
The Large Cap Appreciation Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Cap Appreciation Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of large-capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


In making investment decisions for the Fund, we consider companies in the Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competitively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Fund. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the portfolio has become excessive in our view. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                  LARGE CAP APPRECIATION FUND 67

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 68 LARGE CAP APPRECIATION FUND

LARGE COMPANY GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Peregrine Capital Management, Inc.

PORTFOLIO MANAGERS
John S. Dale, CFA
Gary E. Nussbaum, CFA

FUND INCEPTION:
12/31/1982
ADMINISTRATOR CLASS
Ticker: NVLCX
Fund Number: 87

INVESTMENT OBJECTIVE
The Large Company Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of large-capitalization companies; and

o up to 20% of the Fund's total assets in equity securities of foreign issuers through ADRs and similar investments.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Large Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential.

However, we normally do not invest more than 10% of the Fund's total assets in the securities of a single issuer. We define large-capitalization companies as those with market capitalizations of $3 billion or more. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


In selecting securities for the Fund, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including: dominance in their niche or industry; low cost producers; low levels of leverage; potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                    LARGE COMPANY GROWTH FUND 69

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 70 LARGE COMPANY GROWTH FUND

SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Peregrine Capital Management, Inc.

PORTFOLIO MANAGERS
William A. Grierson, CFA
Daniel J. Hagen, CFA
Robert B. Mersky, CFA
James P. Ross, CFA
Paul E. von Kuster, CFA

FUND INCEPTION:
12/31/1982
ADMINISTRATOR CLASS
Ticker: NVSCX
Fund Number: 86

INVESTMENT OBJECTIVE
The Small Company Growth Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Small Company Growth Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


In selecting securities for the Fund, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Rediscovery phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                    SMALL COMPANY GROWTH FUND 71

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Active Trading Risk
   o Counter-Party Risk
   o Derivatives Risk
   o Foreign Investment Risk
   o Growth Style Investment Risk
   o Issuer Risk

   o Leverage Risk
   o Liquidity Risk
   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 72 SMALL COMPANY GROWTH FUND

                        (THIS FUND IS CLOSED TO NEW INVESTORS.) SMALL COMPANY VALUE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Peregrine Capital Management, Inc.

PORTFOLIO MANAGERS
Jason R. Ballsrud, CFA
Tasso H. Coin, Jr., CFA
Douglas G. Pugh, CFA

FUND INCEPTION:
6/01/1997
ADMINISTRATOR CLASS
Ticker: SCVIX
Fund Number: 1817

INVESTMENT OBJECTIVE
The Small Company Value Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o at least 80% of the Fund's net assets in equity securities of small-capitalization companies.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Small Company Value Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.


We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 (Reg. TM) Index. The market capitalization range of the Russell (Reg. TM) 2000 Index was $78 million to $1.7 billion, as of May 30, 2009, and is expected to change frequently. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                     SMALL COMPANY VALUE FUND 73

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

   o Counter-Party Risk
   o Derivatives Risk
   o Issuer Risk
   o Leverage Risk
   o Liquidity Risk

   o Management Risk
   o Market Risk
   o Regulatory Risk
   o Smaller Company Securities Risk
   o Value Style Investment Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Description of Principal Investment Risks" section.

 74 SMALL COMPANY VALUE FUND

DESCRIPTION OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund as a whole are called "principal risks." The principal risks for each Fund and indirectly, the principal risk factors for the master portfolio(s) in which each Fund invests, have been previously identified and are described below. Additional information about the principal risks is included in the Statement of Additional Information.

ACTIVE TRADING RISK            Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.

COUNTER-PARTY RISK             When a Fund enters into a repurchase agreement, an agreement where it buys a security from a seller that agrees to repurchase the security at an agreed upon price and time, the
                               Fund is exposed to the risk that the other party will not fulfill its contractual obligation.
                               Similarly, the Fund is exposed to the same risk if it engages in a reverse repurchase agreement where a broker-dealer agrees to buy securities and the Fund agrees to repurchase them at a later date.

CURRENCY HEDGING RISK          An investment transacted in a foreign currency may lose value due to fluctuations in the rate of exchange. To manage currency exposure, a Fund may purchase currency futures or enter into forward currency contracts to "lock in" the U.S. dollar price of the security. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future price set at the time of the contract. Similar to a forward currency contract, currency futures contracts are standardized for the convenience of market participants and quoted on an exchange. To reduce the risk of one party to the contract defaulting, the accrued profit or loss from a futures contract is calculated and paid on a daily basis rather than on the maturity of the contract.

DERIVATIVES RISK               The term "derivatives" covers a broad range of investments, including futures, options and swap agreements. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.
                               For example, a swap agreement is a commitment to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when the portfolio manager uses derivatives to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. The success of management's derivatives strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 75

EMERGING MARKETS RISK          Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries.
                               Emerging markets may be under-capitalized and have less developed legal and financial systems than markets in the developed world. Additionally, emerging markets may have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

FOREIGN INVESTMENT RISK        Foreign investments, including American Depositary Receipts (ADRs) and similar investments, are subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. In addition, amounts realized on sales or distributions of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

GROWTH STYLE INVESTMENT RISK   Growth stocks can perform differently from the market as a whole and from other types of stocks. Growth stocks may be designated as such and purchased based on the premise that the market will eventually reward a given company's long-term earnings growth with a higher stock price when that company's earnings grow faster than both inflation and the economy in general. Thus a growth style investment strategy attempts to identify companies whose earnings may or are growing at a rate faster than inflation and the economy. While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term. Furthermore, growth stocks may be more expensive relative to their current earnings or assets compared to the values of other stocks, and if earnings growth expectations moderate, their valuations may return to more typical norms, causing their stock prices to fall. Finally, during periods of adverse economic and market conditions, the stock prices of growth stocks may fall despite favorable earnings trends.

INDEX TRACKING RISK            The ability to track an index may be affected by, among other things, transaction costs and shareholder purchases and redemptions.

ISSUER RISK                    The value of a security may decline for a number of reasons that directly relate to the issuer or an entity providing credit support or liquidity support, such as management performance, financial leverage, and reduced demand for the issuer's goods, services or securities.

 76 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

LEVERAGE RISK                  Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

LIQUIDITY RISK                 A security may not be sold at the time desired or without adversely affecting the price.

MANAGEMENT RISK                We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor does anyone we contract with to provide services, such as selling agents or investment advisers, promise to make good on any such losses.

MARKET RISK                    The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value or become illiquid due to factors affecting securities markets generally or particular industries represented in the securities markets.
                               The value or liquidity of a security may decline or become illiquid due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline or become illiquid due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline or become illiquid in value simultaneously.

MULTI-STYLE MANAGEMENT RISK    Because certain portions of a Fund's assets are managed by different portfolio managers using different styles, a Fund could experience overlapping security transactions. Certain portfolio managers may be purchasing securities at the same time other portfolio managers may be selling those same securities. This may lead to higher transaction expenses and may generate higher short-term capital gains compared to a Fund using a single investment management style.

REGULATORY RISK                Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

SMALLER COMPANY SECURITIES     Securities of companies with smaller market capitalizations tend to be more volatile and less
RISK                           liquid than larger company stocks. Smaller companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

                                    DESCRIPTION OF PRINCIPAL INVESTMENT RISKS 77

VALUE STYLE INVESTMENT RISK    Value stocks can perform differently from the market as a whole and from other types of stocks. Value stocks may be purchased based upon the belief that a given security may be out of favor. Value investing seeks to identify stocks that have depressed valuations, based upon a number of factors which are thought to be temporary in nature, and to sell them at superior profits when their prices rise in response to resolution of the issues which caused the valuation of the stock to be depressed. While certain value stocks may increase in value more quickly during periods of anticipated economic upturn, they may also lose value more quickly in periods of anticipated economic downturn. Furthermore, there is the risk that the factors which caused the depressed valuations are longer term or even permanent in nature, and that there will not be any rise in valuation. Finally, there is the increased risk in such situations that such companies may not have sufficient resources to continue as ongoing businesses, which would result in the stock of such companies potentially becoming worthless.

 78 DESCRIPTION OF PRINCIPAL INVESTMENT RISKS

PORTFOLIO HOLDINGS INFORMATION
--------------------------------------------------------------------------------

A description of the WELLS FARGO ADVANTAGE FUNDS' policies and procedures with respect to disclosure of the WELLS FARGO ADVANTAGE FUNDS' portfolio holdings is available in the Funds' Statement of Additional Information and on the WELLS FARGO ADVANTAGE FUNDS' Web site at www.wellsfargo.com/advantagefunds. In addition, Funds Management will, from time to time, include portfolio holdings information in quarterly commentaries for certain Funds. The substance of the information contained in such commentaries will also be posted to the Funds' Web site at www.wellsfargo.com/advantagefunds.

                                               PORTFOLIO HOLDINGS INFORMATION 79

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (Board) supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the Funds' investment advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS
Wells Fargo Funds Management, LLC, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds and the master portfolios in which the Funds invest. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to assume the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under the caption "Management Fees." A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' semi-annual report for the fiscal half-year ended March 31, 2009.

For a Fund's most recent fiscal year end, the advisory fee paid to Funds Management was as follows:



 ADVISORY FEES PAID
Fund Name                           AS A % OF AVERAGE DAILY NET ASSETS
 C&B Large Cap Value Fund                           0.00%
 Diversified Equity Fund                            0.01%
 Diversified Small Cap Fund                         0.00%
 Emerging Growth Fund                               0.00%
 Equity Income Fund                                 0.00%
 Equity Value Fund                                  0.00%
 Growth Equity Fund                                 0.04%
 Index Fund                                         0.00%
 Large Cap Appreciation Fund                        0.00%
 Large Company Growth Fund                          0.00%
 Small Company Growth Fund                          0.00%
 Small Company Value Fund                           0.00%


Wells Fargo & Company is a diversified financial services company providing banking, insurance, investments, mortgage and consumer finance services. The involvement of various subsidiaries of Wells Fargo & Company, including Funds Management, in the management and operation of the Funds and in providing other services or managing other accounts gives rise to certain actual and potential conflicts of interest.

For example, certain investments may be appropriate for a Fund and also for other clients advised by Funds Management and its affiliates, and there may be market or regulatory limits on the amount of investment, which may cause competition for limited positions. Also, various client and proprietary accounts may at times take positions that are adverse to a Fund. Funds Management applies various policies to address these situations, but a Fund may nonetheless incur losses or underperformance during periods when Wells Fargo & Company, its affiliates and their clients achieve profits or outperformance.

 80 ORGANIZATION AND MANAGEMENT OF THE FUNDS

Wells Fargo & Company may have interests in or provide services to portfolio companies or Fund shareholders or intermediaries that may not be fully aligned with the interests of all investors. Funds Management and its affiliates serve in multiple roles, including as investment adviser and, for most WELLS FARGO ADVANTAGE FUNDS, sub-adviser, as well as administrator, principal underwriter, and securities lending agent.

These are all considerations of which an investor should be aware and which may cause conflicts that could disadvantage a Fund. Funds Management has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest.


The Wells Fargo Funds Trust Board of Trustees has unanimously approved the reorganizations of the specified funds ("Target Funds") listed in the table below into certain existing Wells Fargo Advantage Funds ("Acquiring Funds") also listed in the table. The reorganizations were proposed by Wells Fargo Funds Management, LLC, investment adviser to the Wells Fargo Advantage Funds.



                                                                               PORTFOLIO MANAGEMENT TEAM OF
 TARGET FUND                           ACQUIRING FUND                          ACQUIRING FUND
 Wells Fargo Advantage Equity Income   Wells Fargo Advantage Disciplined       Bill Zieff, Wells Capital Management
 Fund                                  Value Fund*
 Wells Fargo Advantage Large           Wells Fargo Advantage Premier Large     Aziz Hamzaogullari, Wells Capital
 Company Growth Fund                   Company Growth Fund*                    Management
 Wells Fargo Advantage Growth Equity   Wells Fargo Advantage Diversified       Multiple Sub-advisers
 Fund                                  Equity Fund
 Wells Fargo Advantage Large Cap       Wells Fargo Advantage Capital Growth    Tom Pence, Michael Harris, Wells
 Appreciation Fund                     Fund                                    Capital Management



* This Fund will be newly created in order to receive the assets of the Target Fund upon completion of the reorganization.

Each reorganization is subject to the satisfaction of a number of conditions, including approval by the shareholders of the Target Funds at special meetings of the shareholders expected to be held in June, 2010. In each reorganization, if various conditions to the closing of the reorganization are satisfied, the Acquiring Fund will receive all of the assets and assume all of the liabilities of the Target Fund, and Target Fund shareholders will receive shares of the Acquiring Fund in exchange for their shares of the Target Fund. Each reorganization is intended to be a tax-free transaction and it is anticipated that no gain or loss will be recognized by shareholders as a result of the reorganization for U.S. federal income tax purposes. Additionally, fund shareholders will not incur any sales loads or similar transaction charges as a result of the reorganizations.

Each reorganization, if it is approved by shareholders and all conditions to the closing are satisfied, is expected to occur in July, 2010. Prior to each reorganization, Wells Fargo Fund shareholders may continue to purchase, redeem and exchange their shares subject to the limitations described in this prospectus.

Additional information, including a description of the applicable reorganization and information about fees, expenses, and risk factors, will be provided to shareholders of each Target Fund in a Prospectus/Proxy Statement that is expected to be mailed to shareholders in April. The Prospectus/Proxy Statement will provide information regarding the date, time and location of the shareholder meeting where the reorganization will be considered.

The foregoing is not a solicitation of any proxy. For more information, or to receive a free copy of the Prospectus/Proxy Statement once a registration statement relating to a proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-222-8222 or visit www.wellsfargo.com/advantagefunds. The Prospectus/Proxy Statement will also be available for free on the Securities and Exchange Commission's website www.sec.gov. Please read the Prospectus/Proxy Statement carefully before making any investment decisions.


                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 81

The following portfolio managers are responsible for determining the asset allocation of the Diversified Equity, Diversified Small Cap and Growth Equity Funds' investments in various master portfolios. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.


THOMAS C. BIWER, CFA          Mr. Biwer is jointly responsible for managing the Diversified Equity Fund, Diversified
Diversified Equity Fund       Small Cap Fund and Growth Equity Fund, which he has managed since 2005. Mr. Biwer
Diversified Small Cap Fund    joined Funds Management in 2005 as a portfolio manager and a member of the Asset
Growth Equity Fund            Allocation Team. He participates in determining the asset allocations of the Funds'
                              investments in various master portfolios or styles. Prior to joining Funds Management,
                              Mr. Biwer served as an investment manager and portfolio strategist for the STRONG
                              ADVISOR service since 1999. Education: B.S. and M.B.A., University of Illinois.
CHRISTIAN L. CHAN, CFA        Mr. Chan is jointly responsible for managing the Diversified Equity Fund, Diversified
Diversified Equity Fund       Small Cap Fund and Growth Equity Fund, all of which he has managed since 2005. Mr.
Diversified Small Cap Fund    Chan joined Funds Management in 2002 as a member of the Asset Allocation Team
Growth Equity Fund            and Investment Team. He participates in determining the asset allocations of the
                              Funds' investments in various master portfolios or styles. Prior to joining Funds
                              Management, Mr. Chan served as a director in the Investments Department at mPower
                              Advisors, LLC from 1999 to 2001. Education: B.A., American Studies, University of
                              California at Los Angeles.
ANDREW OWEN, CFA              Mr. Owen is jointly responsible for managing the Diversified Equity Fund, Diversified
Diversified Equity Fund       Small Cap Fund and Growth Equity Fund, all of which he has managed since 2005. Mr.
Diversified Small Cap Fund    Owen joined Funds Management in 1996 as a member of the Asset Allocation Team
Growth Equity Fund            and head of the Investments Team. He participates in determining the asset allocations of the Funds' investments in various master portfolios or styles. Education: B.A.,
                              University of Pennsylvania; M.B.A., University of Michigan.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolios in which the Funds invest. Except for the Diversified Equity Fund, Diversified Small Cap Fund and Growth Equity Fund, sub-advisory services provided to the master portfolio(s) are described as being provided at the gateway fund level. There are no sub-advisory services currently provided at the gateway fund level because each Fund invests substantially all of its assets in a master portfolio. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.
--------------------------------------------------------------------------------
CADENCE CAPITAL MANAGEMENT, LLC (Cadence), located at 265 Franklin Street, Boston, MA 02110, is the investment sub-adviser for the Large Cap Appreciation Fund. Accordingly, Cadence is responsible for the day-to-day investment management activities of the Large Cap Appreciation Fund. Cadence is a registered investment adviser that provides investment management services to pension plans, endowments, mutual funds, and individual investors.

WILLIAM B. BANNICK, CFA       Mr. Bannick is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2003. Mr. Bannick is chief investment officer at Cadence, jointly responsible for managing all client portfolios. He joined Cadence in 1992 as a senior portfolio manager and was later promoted to managing director. Education:
                              B.S., Physics, University of Massachusetts; M.B.A., Finance, Boston University.

 82 ORGANIZATION AND MANAGEMENT OF THE FUNDS

ROBERT L. FITZPATRICK, CFA    Mr. Fitzpatrick is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2004. Mr. Fitzpatrick joined Cadence in 1999 as a senior analyst covering the computer hardware side of the technology industry. He was promoted in 2004 to portfolio manager jointly managing all client portfolios and was later promoted to managing director. Education: B.A., Psychology and Government,
                              Dartmouth College; M.B.A., Wharton School of Business.
MICHAEL J. SKILLMAN           Mr. Skillman is jointly responsible for managing the Large Cap Appreciation Fund,
Large Cap Appreciation Fund   which he has managed since 2007. Mr. Skillman is chief executive officer at Cadence, jointly responsible for managing all client portfolios. He joined Cadence in 1994 and was later promoted to managing director. Education: B.S., Business Administration-
                              Finance, California State University, Chico.

--------------------------------------------------------------------------------
COOKE & BIELER, L.P. (Cooke & Bieler), a Pennsylvania limited partnership, is located at 1700 Market Street, Philadelphia, PA 19103. Cooke & Bieler is the sub-adviser for the C&B Large Cap Value Fund. Accordingly, Cooke & Bieler is responsible for the day-to-day investment management activities of the C&B
Large Cap Value Fund. Cooke & Bieler is a registered investment adviser that provides investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions and individuals since 1951.

The following portfolio managers work as a team, each having equal responsibility and accountability in managing the C&B Large Cap Value Fund, with no limitations on their respective roles. Each portfolio manager's responsibilities include the generation of investment ideas as well as research and monitoring of stock valuation and performance. The impact of each portfolio manager's investment decisions on the overall portfolio is closely monitored by all portfolio managers on the team.

KERMIT S. ECK, CFA            Mr. Eck is jointly responsible for managing the C&B Large Cap Value Fund, which he has
C&B Large Cap Value Fund      managed since 1992. Mr. Eck joined Cooke & Bieler in 1992 and currently serves as a partner, portfolio manager and research analyst. Education: B.S., Computer Science,
                              Montana State University; M.B.A., Stanford University.
DAREN C. HEITMAN, CFA         Mr. Heitman is jointly responsible for managing the C&B Large Cap Value Fund, which
C&B Large Cap Value Fund      he has managed since 2005. Mr. Heitman joined Cooke & Bieler in 2005, and currently serves as a partner, research analyst, and portfolio manager. Before joining Cooke &
                              Bieler, Mr. Heitman was with Schneider Capital Management as a senior analyst from
                              2000 until 2005. Education: B.S., Finance, Iowa State University; M.B.A., University of
                              Chicago.
STEVE LYONS, CFA              Mr. Lyons is jointly responsible for Managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund      has managed since 2009. Mr. Lyons currently serves as a Principal Analyst and Portfolio
                              Manager. He has been with Cooke & Bieler since 2006. Prior to business school, Mr.
                              Lyons worked in the investment services industry specializing in private equity and business valuation. Education: B.S. in Finance, Arizona State University; M.B.A.,
                              University of Chicago.
MICHAEL M. MEYER, CFA         Mr. Meyer is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund      has managed since 1993. Mr. Meyer joined Cooke & Bieler in 1993 where he is currently a partner, portfolio manager and research analyst. Education: B.A., Economics, Davidson
                              College; M.B.A., The Wharton School of Business.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 83

EDWARD W. O'CONNOR, CFA       Mr. O'Connor is jointly responsible for managing the C&B Large Cap Value Fund, which
C&B Large Cap Value Fund      he has managed since 2002. Mr. O'Connor joined Cooke & Bieler in 2002 where he is currently a partner, portfolio manager and research analyst. Prior to joining Cooke &
                              Bieler, Mr. O'Connor was with Cambiar Investors where he served as an equity analyst and portfolio manager and participated in Cambiar's 2001 management buyout.
                              Education: B.A., Economics and Philosophy, Colgate University; M.B.A., University of
                              Chicago.
R. JAMES O'NEIL, CFA          Mr. O'Neil is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund      has managed since 1990. Mr. O'Neil joined Cooke & Bieler in 1988 where he is currently a partner, portfolio manager and research analyst. Education: B.A., Economics, Colby
                              College; M.B.A., Harvard School of Business.
MEHUL TRIVEDI, CFA            Mr. Trivedi is jointly responsible for managing the C&B Large Cap Value Fund, which he
C&B Large Cap Value Fund      has managed since 1998. He joined Cooke & Bieler in 1998 where he is currently a partner, portfolio manager and research analyst. Education: B.A., International
                              Relations, University of Pennsylvania; B.S., Economics, Wharton School of Business;
                              M.B.A., Wharton School of Business.


--------------------------------------------------------------------------------
PEREGRINE CAPITAL MANAGEMENT, INC. (Peregrine), an affiliate of Funds
Management and direct wholly owned subsidiary of Wells Fargo & Company, located at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402, is the investment sub-adviser for the Large Company Growth Fund, Small Company Growth Fund and Small Company Value Fund. Accordingly, Peregrine is responsible for the day-to-day investment management activities of the Funds. Peregrine is a registered investment adviser that provides investment advisory services to corporate and public pension plans, profit sharing plans, savings investment plans, 401(k) Plans, foundations and endowments.

JASON R. BALLSRUD, CFA        Mr. Ballsrud is jointly responsible for managing the Small Company Value Fund, which
Small Company Value Fund      he has managed since 2005. Mr. Ballsrud is currently a portfolio manager for the Small
                              Cap Value style. He joined Peregrine in 1997 as a research analyst. Education: B.S.,
                              Finance, University of Minnesota; M.B.A., Finance, University of Minnesota.
TASSO H. COIN, JR., CFA       Mr. Coin is jointly responsible for managing the Small Company Value Fund, which he
Small Company Value Fund      has managed since 2002. Mr. Coin joined Peregrine in 1995 as a senior vice president.
                              Education: B.A., Economics, Loyola University.
JOHN S. DALE, CFA             Mr. Dale is jointly responsible for managing the Large Company Growth Fund, which
Large Company Growth Fund     he has managed since 1983. Mr. Dale joined Peregrine in 1987 as a senior vice president and portfolio manager. He founded this strategy in 1983 and has managed large company growth portfolios since 1971. Education: B.A., Marketing, University of
                              Minnesota.
WILLIAM A. GRIERSON, CFA      Mr. Grierson is jointly responsible for managing the Small Company Growth Fund,
Small Company Growth Fund     which he has managed since 2005. Mr. Grierson joined Peregrine in 2000 as a securities analyst on the Small Cap Growth Equity team. In 2005, he became a member of the portfolio management team. Education: B.A., Lawrence University.
DANIEL J. HAGEN, CFA          Mr. Hagen is jointly responsible for managing the Small Company Growth Fund, which
Small Company Growth Fund     he has managed since 2003. Mr. Hagen joined Peregrine in 1996 as a securities analyst on the Small Cap Growth Equity team and became a member of the portfolio management team in 2001. Education: B.S., Finance, University of Minnesota.

 84 ORGANIZATION AND MANAGEMENT OF THE FUNDS

ROBERT B. MERSKY, CFA         Mr. Mersky is jointly responsible for managing the Small Company Growth Fund, which
Small Company Growth Fund     he has managed since 1984. Mr. Mersky is a founder, president and portfolio manager at Peregrine. He co-manages Peregrine's Small Cap Growth Equity style. Mr. Mersky has actively managed small cap stocks since 1973. Education: B.S., Accounting, University of
                              Minnesota.
GARY E. NUSSBAUM, CFA         Mr. Nussbaum is jointly responsible for managing the Large Company Growth Fund,
Large Company Growth Fund     which he has managed since 1990. Mr. Nussbaum joined Peregrine in 1990 as a portfolio manager where he has managed large company growth portfolios.
                              Education: B.A., Finance, University of Wisconsin; M.B.A., University of Wisconsin.
DOUGLAS J. PUGH, CFA          Mr. Pugh is jointly responsible for managing the Small Company Value Fund, which he
Small Company Value Fund      has managed since 2002. Mr. Pugh joined Peregrine in 1997 as a Senior Vice President.
                              Education: B.S.B.A., Drake University; M.B.A., University of Minnesota.
JAMES P. ROSS, CFA            Mr. Ross is jointly responsible for managing the Small Company Growth Fund, which he
Small Company Growth Fund     has managed since 2005. Mr. Ross joined Peregrine in 1996 as a Senior Portfolio
                              Advisor on the Small Cap Growth Equity team. Education: B.B.A., University of Iowa;
                              M.B.A., University of Iowa.
PAUL E. VON KUSTER, CFA       Mr. von Kuster is jointly responsible for managing the Small Company Growth Fund,
Small Company Growth Fund     which he has managed since 1984. Mr. von Kuster joined Peregrine in 1984 as a senior vice president and portfolio manager. Education: B.A., Philosophy, Princeton University.

--------------------------------------------------------------------------------
SYSTEMATIC FINANCIAL MANAGEMENT, L.P. (Systematic), located at 300 Frank W.
Burr Boulevard, Glenpointe East, Teaneck, NJ 07666, is the investment sub-adviser for the Equity Value Fund. Accordingly, Systematic is responsible for the day-to-day investment management activities of the Equity Value Fund. Systematic is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.

D. KEVIN MCCREESH, CFA        Mr. McCreesh is jointly responsible for managing the Equity Value Fund, which he has
Equity Value Fund             managed since 2003. Mr.McCreesh joined Systematic in 1996. He is Systematic's chief investment officer and co-manages the firm's large and small/mid cap portfolios.
                              Education: B.S., Geology, University of Delaware; M.B.A., Drexel University. Mr. McCreesh
                              is a member of the CFA Institute and the New York Society of Security Analysts
                              (NYSSA).
RONALD M. MUSHOCK, CFA        Mr. Mushock is jointly responsible for managing the Equity Value Fund, which he has
Equity Value Fund             managed since 2003. Mr. Mushock joined Systematic in 1997 as an equity analyst and was promoted to portfolio manager in 2000. He currently co-manages the firm's large cap portfolios and maintains portfolio management responsibility for all mid and small/mid cap portfolios. Education: B.S., Finance, Seton Hall University; M.B.A., New
                              York University. Mr. Mushock is a member of the Association for Investment
                              Management and Research (AIMR) and the NYSSA.

--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Emerging Growth Fund, Equity Income Fund, and Index Fund. Accordingly, Wells Capital Management is responsible for the day-to-day investment management activities of these Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 85

GARY J. DUNN, CFA             Mr. Dunn is jointly responsible for managing the Equity Income Fund, which he has
Equity Income Fund            managed since 1994. He joined Wells Capital Management in 1998 as principal for its
                              Equity Income Team. Prior to that, he served as director of institutional investments of
                              Norwest Investment Management, which combined investment advisory services with
                              Wells Capital Management in 1999. Education: B.A., Economics, Carroll College.
JOSEPH M. EBERHARDY, CFA,     Mr. Eberhardy is jointly responsible for managing the Emerging Growth Fund, which he
CPA                           has managed since 2008, when he became a portfolio manager with the Growth
Emerging Growth Fund          Equity Team at Wells Capital Management. Prior to his current role, he was a senior research analyst with the Growth Equity Team since 2000. Prior to joining Wells Capital
                              Management, Mr. Eberhardy was with Strong Capital Management, Inc., since 1994.
                              Education: B.A, Accounting, University of Wisconsin-Milwaukee.
GREGORY T. GENUNG, CFA        Mr. Genung is responsible for managing the Index Fund, which he has managed since
Index Fund                    2002. Mr. Genung joined Wells Capital Management in 2001, and also manages certain
                              Wells Fargo index and quantitative mutual funds, private accounts and collective trust funds. Education: B.B.A. Finance, and B.A. equivalency, Economics, University of
                              Minnesota, Duluth.
THOMAS C. OGNAR, CFA          Mr. Ognar is jointly responsible for managing the Emerging Growth Fund, which he has
Emerging Growth Fund          managed since 2007. Mr. Ognar joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, Mr. Ognar was a portfolio manager with Strong Capital Management, Inc. since May 2002 and managed separate and Institutional accounts since 2001. Mr. Ognar joined Strong Capital
                              Management, Inc. in 1998, and served as a senior equity research analyst from 1998 to
                              2002. Education: B.S., Finance, Miami University; M.S., Finance, University of Wisconsin,
                              Madison.
BRUCE C. OLSON, CFA           Mr. Olson is jointly responsible for managing the Emerging Growth Fund, which he has
Emerging Growth Fund          managed since 2007. Mr. Olson joined Wells Capital Management in 2005 as a portfolio manager. Prior to joining Wells Capital Management, he was a portfolio manager with
                              Strong Capital Management, Inc. and managed separate and institutional accounts since January 1998. Mr. Olson joined Strong Capital Management, Inc. in 1994.
                              Education: B.A., Finance and History, Gustavus Adolphus College.
ROBERT M. THORNBURG           Mr. Thornburg is jointly responsible for managing the Equity Income Fund, which he
Equity Income Fund            has managed since 2006. Mr. Thornburg joined Wells Capital Management in 2001, where he has served as a senior equity analyst and portfolio manager for the Premier
                              Value team, providing investment management services for the mutual fund, institutional clients, including retirement plans, foundations, endowments, and corporate portfolios. Education: B.A., Finance, University of Montana.




 86 ORGANIZATION AND MANAGEMENT OF THE FUNDS

DORMANT INVESTMENT ADVISORY ARRANGEMENT
Under the investment advisory contract for the C&B Large Cap Value Fund, Emerging Growth Fund, Equity Income Fund, Equity Value Fund, Index Fund, Large Cap Appreciation Fund, Large Company Growth Fund, Small Company Growth Fund and Small Company Value Fund, Funds Management does not receive any compensation from a Fund as long as the Fund continues to invest, as it does today, substantially all of its assets in a single master portfolio. Under this structure, Funds Management receives only an advisory fee from the master portfolio. If a Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios, Funds Management would be entitled to receive an annual fee of 0.25% of each Fund's average daily net assets for providing investment advisory services to the Fund, including the determination of the asset allocations of the Fund's investments in the various master portfolios.

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the C&B Large Cap Value Fund, Emerging Growth Fund and Equity Value Fund. Under this arrangement, each Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 87

COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING PLAN
The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund, except the Index Fund, pays an annual fee of up to 0.25% of its average daily net assets. The Index Fund pays an annual fee of up to 0.10% of its average daily net assets for these services. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund's adviser, the distributor or their affiliates make additional payments ("Additional Payments") to certain selling or shareholder servicing agents for the Fund, which include broker-dealers. These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders. These Additional Payments, which may be significant, are paid by the Fund's adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund's adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent's clients (sometimes referred to as "Shelf Space"); access to the selling agent's registered representatives; and/or ability to assist in training and educating the selling agent's registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by each Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above. The Additional Payments are either up-front or ongoing or both. The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers' assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent's customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits may be paid for by the Fund's adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the WELLS FARGO ADVANTAGE FUNDS website at www.wellsfargo.com/advantagefunds.

 88 COMPENSATION TO DEALERS AND SHAREHOLDER SERVICING AGENTS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or NAV) for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange
(NYSE) (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that may be invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Fund's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange (closing price). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price (NOCP), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security as of the time of fair value pricing. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 89

HOW TO BUY SHARES
--------------------------------------------------------------------------------

Administrator Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds. Specific eligibility requirements that apply to these entities include:

o Employee benefit plan programs that have at least $10 million in plan assets;

o Broker-dealer managed account or wrap programs that charge an asset-based fee;

o Registered investment adviser mutual fund wrap programs that charge an asset-based fee;

o  Internal Revenue Code Section 529 college savings plan accounts;

o Fund of Funds including those advised by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS(SM));

o Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

o  Institutions who invest a minimum initial amount of $1 million in a Fund;
   and

o Under certain circumstances and for certain groups as detailed in the Funds' Statement of Additional Information.

 INSTITUTIONS PURCHASING
 SHARES DIRECTLY            OPENING AN ACCOUNT                              ADDING TO AN ACCOUNT
--------------------------- ----------------------------------------------- --------------------------------------
 By Telephone or Internet   A new account may not be opened by              To buy additional shares or to buy
---------------------------
                            telephone or internet unless the institution    shares in a new Fund:
                            has another Wells Fargo Advantage Fund          o Call Investor Services at
                            account. If the institution does not currently  1-800-222-8222 or have an account, contact your investment
                                                                            o Call 1-800-368-7550 for the
                            representative.
                            -----------------------------------------------
                                                                            automated phone system or
                                                                            o visit our Web site at
                                                                            www.wellsfargo.com/
                                                                            advantagefunds
                                                                            --------------------------------------
 By Wire                                                                    To buy additional shares, instruct
---------------------------
                            o Complete and sign the Administrator Class
                                                                            your bank or financial institution to
                            account application
                                                                            use the same wire instructions
                            o Call Investor Services at 1-800-222-8222 for
                                                                            shown to the left.
                                                                            --------------------------------------
                            faxing instructions
                            o Use the following wiring instructions:
                            State Street Bank & Trust
                            Boston, MA
                            Bank Routing Number: ABA 011000028
                            Wire Purchase Account: 9905-437-1
                            Attention: WELLS FARGO ADVANTAGE FUNDS
                            (Name of Fund, Account
                            Number)
                            Account Name: Provide your
                            name as registered on the
                            Fund account
                            -----------------------------------------------

 90 HOW TO BUY SHARES

 INSTITUTIONS PURCHASING
 SHARES DIRECTLY           OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
-------------------------- ---------------------------------------------- --------------------------------------
 In Person                 Investors are welcome to visit the Investor    See instructions shown to the left.
--------------------------                                                -------------------------------------
                           Center in person to ask questions or conduct
                           any Fund transaction. The Investor Center is
                           located at 100 Heritage Reserve, Menomonee
                           Falls, Wisconsin 53051.
                           ----------------------------------------------
 Through Your Investment   Contact your investment representative.        Contact your investment
 Representative                                                           representative.

-------------------------- ---------------------------------------------- -------------------------------------

SPECIAL CONSIDERATIONS WHEN INVESTING THROUGH FINANCIAL INTERMEDIARIES:
If a financial intermediary purchases Administrator Class shares on your behalf, you should understand the following:

   o MINIMUM INVESTMENTS AND OTHER TERMS OF YOUR ACCOUNT. Share purchases are made through a customer account at your financial intermediary following that firm's terms. Financial intermediaries may require different minimum investment amounts. Please consult an account representative from your financial intermediary for specifics.

   o RECORDS ARE HELD IN FINANCIAL INTERMEDIARY'S NAME. Financial intermediaries are usually the holders of record for Administrator Class shares held through their customer accounts. The financial intermediaries maintain records reflecting their customers' beneficial ownership of the shares.

   o PURCHASE/REDEMPTION ORDERS. Financial intermediaries are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis.

   o SHAREHOLDER COMMUNICATIONS. Financial intermediaries are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds.

   o U.S. DOLLARS ONLY. All payment must be made in U.S. dollars and all checks must be drawn on U.S. banks.

   o RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

   o EARNINGS DISTRIBUTIONS. You are eligible to earn distributions beginning on the business day after the transfer agent receives your purchase in proper form.

                                                            HOW TO BUY SHARES 91

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Administrator Class shares must be redeemed according to the terms of your customer account with your financial intermediary. You should contact your investment representative when you wish to sell Fund shares.

 INSTITUTIONS SELLING SHARES DIRECTLY    TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------- ---------------------------------------------------------------------
 By Telephone /                          o To speak with an investor services representative call
 Electronic Funds Transfer (EFT)         1-800-222-8222 or use the automated phone system at
----------------------------------------
                                         1-800-368-7550.
                                         o Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Wells Fargo Advantage money
                                         market funds, and next day for all other WELLS FARGO ADVANTAGE
                                         FUNDS.
                                         o Transfers made to a Wells Fargo Bank account are made
                                         available sooner than transfers to an unaffiliated institution.
                                         o Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                                         NOTE: Telephone transactions such as redemption requests
                                         made over the phone generally require only one of the
                                         account owners to call unless you have instructed us
                                         otherwise.
                                         --------------
 By Wire                                 o To arrange for a Federal Funds wire, call 1-800-222-8222.
----------------------------------------
                                         o Be prepared to provide information on the commercial bank that is a member of the Federal Reserve wire system.
                                         o Redemption proceeds are usually wired to the financial
                                         intermediary the following business day.
                                         ---------------------------------------------------------------------
 By Internet                             Visit our Web site at www.wellsfargo.com/advantagefunds.
---------------------------------------- ---------------------------------------------------------------------
 In Person                               Investors are welcome to visit the Investor Center in person to ask
----------------------------------------
                                         questions or conduct any Fund transaction. The Investor Center is located at 100 Heritage Reserve, Menomonee Falls, Wisconsin
                                         53051.
                                         --------------
 Through Your Investment Representative  Contact your investment representative.

---------------------------------------- --------------

GENERAL NOTES FOR SELLING SHARES:

   o PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

   o EARNINGS DISTRIBUTIONS. Your shares are eligible to earn distributions through the date of redemption. If you redeem shares on a Friday or prior to a holiday, your shares will continue to be eligible to earn distributions until the next business day.

   o RIGHT TO DELAY PAYMENT. We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check or through EFT, you may be required to wait up to seven business days before we will send your redemption proceeds. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments

 92 HOW TO SELL SHARES
     coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders. Such extraordinary circumstances are discussed further in the Statement of Additional Information.

   o REDEMPTION IN KIND. Although generally we pay redemption requests in cash, we reserve the right to determine in our sole discretion, whether to satisfy redemption requests by making payment in securities (known as a redemption in kind). In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   o RETIREMENT PLANS AND OTHER PRODUCTS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

                                                           HOW TO SELL SHARES 93

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

o In general, exchanges may be made between like share classes of any Wells Fargo Advantage Fund offered to the general public for investment (I.E., a Fund not closed to new accounts).

o An exchange request will be processed on the same business day, provided that both Funds are open at the time the request is received. If one or both Funds are closed, the exchange will be processed on the following business day.

o You should carefully read the prospectus for the Wells Fargo Advantage Fund into which you wish to exchange.

o Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

o If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to investment performance.


o Any exchange between two WELLS FARGO ADVANTAGE FUNDS must meet the minimum subsequent purchase amounts.


Generally, we will notify you at least 60 days in advance of any changes in our exchange policy.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds reserve the right to reject any purchase or exchange order for any reason. The Funds are not designed to serve as vehicles for frequent trading. Purchases or exchanges that a Fund determines could harm the Fund may be rejected.

Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Funds Management monitors available shareholder trading information across all Funds on a daily basis. Funds Management will temporarily suspend the purchase and exchange privileges of an investor who completes a purchase and redemption in a Fund within 30 calendar days. Such investor will be precluded from investing in the Fund for a period of 30 calendar days.

In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.

 94 HOW TO EXCHANGE SHARES

A financial intermediary through whom you may purchase shares of a Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by Funds Management and described in this Prospectus. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about the restrictions or limitations on trading activity that will be applied to your account.

Certain purchases and redemptions made under the following circumstances will not be factored into Funds Management's analysis of frequent trading activity including, but not limited to: reinvestment of dividends; retirement plan contributions, loans and distributions (including hardship withdrawals); non-discretionary portfolio rebalancing associated with certain wrap accounts and retirement plans; and transactions in Section 529 Plans and registered funds of funds.

Effective March 1, 2010, the Funds' short-term trading policy will be modified. Funds Management will continue to monitor available shareholder trading information across all Funds on a daily basis. If a shareholder redeems more than $5,000 (including redemptions that are part of an exchange transaction) from a Fund, that shareholder will be "blocked" from purchasing shares of that Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption. This modified policy will not apply to:

o  Money market funds;

o  Ultra-short funds;

o  Purchases of shares through dividend reinvestments;

o Systematic purchases, redemptions or exchanges where a financial intermediary maintaining a shareholder account identifies the transaction as a systematic purchase, redemption or exchange at the time of the transaction;

o Rebalancing transactions within certain asset allocation or "wrap" programs where the financial intermediary maintaining a shareholder account is able to identify the transaction as part of an asset allocation program approved by Funds Management;

o Transactions initiated by a registered "fund of funds" or Section 529 Plan into an underlying fund investment;

o Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships, withdrawals of shares acquired by participants through payroll deductions, and shares purchased or redeemed by a participant in connection with plan loans; and

o Purchases below $5,000 (including purchases that are part of an exchange transaction).

                                                       HOW TO EXCHANGE SHARES 95

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, a single copy of a prospectus or shareholder report may be sent to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please contact your financial intermediary.

RETIREMENT ACCOUNTS
We offer prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including Traditional IRAs and Roth IRAs.

o  Small Business Retirement Plans, including Simple IRAs and SEP IRAs.

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholdings. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions. Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

ELECTRONIC DELIVERY OF FUND DOCUMENTS
You may elect to receive your Fund prospectuses, shareholder reports and other Fund documents electronically in lieu of paper form by enrolling on the Funds' Web site at www.wellsfargo.com/advantagedelivery. If you make this election, you will be notified by e-mail when the most recent Fund documents are available for electronic viewing and downloading.

To receive Fund documents electronically, you must have an e-mail account and an internet browser that meets the requirements described in the Privacy & Security section of the Funds' Web site at www.wellsfargo.com/advantagefunds. You may change your electronic delivery preferences or revoke your election to receive Fund documents electronically at any time by visiting www.wellsfargo.com/advantagedelivery.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

 96 ACCOUNT POLICIES

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, we reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 97

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds, except the Equity Income Fund, generally make distributions of any net investment income and any realized net capital gains annually. The Equity Income Fund generally makes distributions of any net investment income quarterly and any realized net capital gains at least annually. Please contact your institution for distribution options. Remember, distributions have the effect of reducing the NAV per share by the amount distributed.

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by a Fund from its investments in certain U.S. and foreign corporations generally will be taxed at a maximum 15% rate of tax, as long as certain holding period requirements are met. These reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

 98 TAXES

MASTER/GATEWAY (Reg. TM) STRUCTURE
--------------------------------------------------------------------------------

Each Fund is a gateway fund in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, a gateway fund can enhance its investment opportunities and reduce its expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIOS
The following table lists the master portfolio(s) in which the Funds invest. Each Portfolio's investment objective is provided followed by a description of the Portfolio's investment strategies.


 MASTER PORTFOLIO                  INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 C&B LARGE CAP VALUE PORTFOLIO     INVESTMENT OBJECTIVE: The Portfolio seeks maximum long-term total return
                                   (current income and capital appreciation), consistent with minimizing risk to principal.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                   capitalization companies, which we define as companies with market capitalizations of $3 billion or more. We manage a relatively focused portfolio of 30 to 50 companies that enables us to provide adequate diversification while allowing the composition and performance of the portfolio to behave differently than the market. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   We select securities for the portfolio based on an analysis of a company's financial characteristics and an assessment of the quality of a company's management. In selecting a company, we consider criteria such as return on equity, balance sheet strength, industry leadership position and cash flow projections. We further narrow the universe of acceptable investments by undertaking intensive research including interviews with a company's top management, customers and suppliers. We believe our assessment of business quality and emphasis on valuation will protect the portfolio's assets in down markets, while our insistence on strength in leadership, financial condition and cash flow position will produce competitive results in all but the most speculative markets. We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.


                                            MASTER/GATEWAY(Reg. TM) STRUCTURE 99

 MASTER PORTFOLIO                  INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 DISCIPLINED GROWTH PORTFOLIO      INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the common stock of larger companies that, in our view, possess above-average potential for growth. We invest in a portfolio of securities with an average market capitalization greater than
                                   $5 billion. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   We seek to identify growth companies that will report a level of corporate earnings that exceeds the level expected by investors. In seeking these companies, we use both quantitative and fundamental analysis. We may consider, among other factors, changes of earnings estimates by investment analysts, the recent trend of company earnings reports, and an analysis of the fundamental business outlook for the company. We use a variety of valuation measures to determine whether or not the share price already reflects any positive fundamentals that we have identified. We attempt to constrain the variability of the investment returns by employing risk control screens for price volatility, financial quality, and valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals or when we wish to take advantage of a better opportunity. Our sell discipline dictates that a holding must be sold if a negative earnings surprise is forecasted, company officials guide investor opinion downward, a stock becomes overvalued, or a buyout is announced.
                                   Upon the sale of any security, all of the proceeds are fully reinvested in the single most attractive company not already in the portfolio, as determined by our stock selection process.
 EMERGING GROWTH PORTFOLIO          INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                   capitalization companies that we believe have prospects for robust and sustainable growth of revenues and earnings. We define small-capitalization companies as those with market capitalizations of $3 billion or less. Small-capitalization companies may include both domestic and foreign small-capitalization companies.
                                   We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return. We seek small-capitalization companies that are in an emerging phase of their life cycle. We believe these companies have prospects for robust and sustainable growth in earnings and revenue and their stock may benefit from positive revisions to expectations for earnings and revenue growth. Identifying and successfully anticipating those revisions often leads to stock outperformance.
                                   To find growth and anticipate positive revisions, we surround companies with exhaustive fundamental research, emphasizing companies whose management teams have histories of successfully executing their strategies and whose business models have sustainable profit potential. We combine this fundamental analysis with our assessment of the timeliness for the stocks of these companies to form an investment decision. We may invest in any sector, and at times, we may emphasize one or more particular sectors. We may sell a company's stock when we see deterioration in fundamentals that causes us to become suspicious of a company's prospective growth profile. Depending on the circumstances, we may also sell or trim a portfolio position when we see timeliness turn negative on a stock held in the portfolio. We consider our sell discipline and risk control as critical and value-
                                   added parts of our process. We may actively trade portfolio securities.


 100 MASTER/GATEWAY(Reg. TM) STRUCTURE

 MASTER PORTFOLIO                  INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 EQUITY INCOME PORTFOLIO           INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation and dividend income.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                   capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   We focus on identifying companies that we believe have exceptional valuations, above-market earnings growth, as well as consistency of dividend income and growth of the dividend. Our screening process to identify such premier companies involves a search by market capitalization, dividend income or potential for dividend income, and stability of earnings to refine our selection universe.
                                   Additionally, we screen for valuation by utilizing a comparative valuation tool that ranks a company's stock against a universe of other companies. This process helps us identify undervalued stocks and allows us to focus our fundamental research on stocks that appear to offer exceptional investment opportunities. Our fundamental research includes in-depth financial statement analysis that includes looking at a company's operating characteristics such as earnings and cash flow prospects, profit margin trends, and consistency of revenue growth. Other standard valuation measures are applied to this select group of stocks, such as price to earnings, price to book, price to sales and price to cash flow ratios, both on an absolute and on a relative basis. We believe that our focus on valuation, capitalization size, consistency, and dividend yield all combine to produce a diversified portfolio of high quality stocks. Because few companies meet our select screening criteria, we generally follow a low turnover approach and typically will only sell a stock if it no longer fits our criteria for a premier company.
 EQUITY VALUE PORTFOLIO             INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                   capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   In making investment decisions for the Portfolio, we apply a fundamentals-driven, company-specific analysis. As part of the analysis, we evaluate criteria such as price to earnings, price to book, and price to sales ratios, and cash flow. We also evaluate the companies' sales and expense trends, changes in earnings estimates and market position, as well as the industry outlook. We look for catalysts that could positively, or negatively, affect prices of current and potential companies for the Portfolio.
                                   Additionally, we seek confirmation of earnings potential before investing in a security. We also apply a rigorous screening process and manage the Portfolio's overall risk profile. We generally consider selling a stock when it has achieved its fair value, when the issuer's business fundamentals have deteriorated, or if the potential for positive change is no longer evident. We may actively trade portfolio securities.


                                           MASTER/GATEWAY(Reg. TM) STRUCTURE 101

 MASTER PORTFOLIO                  INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INDEX PORTFOLIO                   INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                                   Standard & Poor's 500 Composite Stock Index (S&P 500 Index), before expenses.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest in substantially all of the common stocks comprising the S&P 500 Index and attempt to achieve at least a 95%
                                   correlation between the performance of the S&P 500 Index and the Portfolio's investment results, before expenses. This correlation is sought regardless of market conditions. If we are unable to achieve this correlation, then we will closely monitor the performance and composition of the S&P 500 Index and adjust the Fund's securities holdings as necessary to seek the correlation.
                                   A precise duplication of the performance of the S&P 500 Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains, would increase or decrease in exact proportion to changes in the S&P 500 Index. Such a
                                   100% correlation is not feasible. Our ability to track the performance of the S&P 500
                                   Index may be affected by, among other things, transaction costs and shareholder purchases and redemptions. We continuously monitor the performance and composition of the S&P 500 Index and adjust the Portfolio's securities as necessary to reflect any changes to the S&P 500 Index and to maintain a 95% or better performance correlation, before expenses.
                                   Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
 INTERNATIONAL CORE PORTFOLIO       INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of foreign issuers with strong growth potential and that offer good relative values.
                                   These companies typically have distinct competitive advantages, high or improving returns on invested capital, and a potential for positive earnings surprises. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   We follow a two-phase investment process. In the first phase, we conduct bottom-
                                   up research on international growth and value stocks using a combination of company visits, broker research, analyst meetings and financial databases. All stocks considered for purchase are analyzed using an "Economic Value Added" (EVA)
                                   methodology, which seeks to identify the factors driving company profitability, such as cost of capital and net operating margin. EVA is a performance measure that provides an estimate of the economic profit of a company by measuring the amount by which earnings exceed or fall short of the required minimum rate of return that could be generated by investing in other securities of comparable risk. In the second phase of the investment process, investment recommendations are combined with sector and country considerations for final stock selections. After a review of fundamentals of all stocks owned, we may choose to sell a holding when it no longer offers favorable growth prospects or to take advantage of a better investment opportunity. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


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
 MASTER PORTFOLIO                  INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL GROWTH PORTFOLIO    INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest primarily in the equity securities of foreign issuers. We invest primarily in developed countries, but may invest in emerging markets. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   We use a bottom-up investment process described below to construct a portfolio of international growth companies, focusing on industries or themes that we believe present accelerating growth prospects. Company visits are a key component of our investment process, providing an opportunity to develop an understanding of a company, its management and its current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme.
                                   Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that we believe may lead to sustained earnings growth. We pay careful attention to valuation relative to a company's market or global industry in choosing investments. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation. We may choose to sell a stock when a company exhibits deteriorating fundamentals, changing circumstances affect the original reasons for its purchase, or we choose to take advantage of a better opportunity. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.


                                           MASTER/GATEWAY(Reg. TM) STRUCTURE 103

 MASTER PORTFOLIO                  INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL INDEX PORTFOLIO     INVESTMENT OBJECTIVE: The Portfolio seeks to approximate the total return of an international portfolio of common stocks represented by the Morgan Stanley
                                   Capital International Europe, Australasia, Far East Index (the "MSCI EAFE Index," or
                                   the "Index"), before expenses.
                                   PRINCIPAL INVESTMENT STRATEGIES: We consider investments that provide substantially similar exposure to securities comprising the MSCI EAFE Index.
                                   Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We attempt to achieve a correlation of at least 95% between the performance of the MSCI EAFE Index and our investment results, before expenses. This correlation is sought regardless of market conditions.
                                   A precise duplication of the performance of the MSCI EAFE Index would mean that the net asset value (NAV) of Interests, including dividends and capital gains would increase and decrease in exact proportion to changes in the MSCI EAFE Index. Such a 100% correlation is not feasible. Our ability to track the performance of the MSCI
                                   EAFE Index may be affected by, among other things: the Portfolio's expenses; the amount of cash and cash equivalents held by the Portfolio; the manner in which the performance of the MSCI EAFE Index is calculated; the size of the Portfolio's investment portfolio; and the timing, frequency and size of interestholder purchases and redemptions. We use cash flows from interestholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its performance to that of the MSCI EAFE Index. We regularly monitor the Portfolio's correlation to the MSCI
                                   EAFE Index and adjust the Portfolio's investments to the extent necessary to pursue a performance correlation of at least 95% with the Index. Inclusion of a security in the MSCI EAFE Index in no way implies an opinion by Morgan Stanley as to its attractiveness as an investment. We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.

 104 MASTER/GATEWAY(Reg. TM) STRUCTURE

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
 MASTER PORTFOLIO                  INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INTERNATIONAL VALUE PORTFOLIO     INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in the equity securities of foreign issuers. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We invest in equity securities of foreign issuers which we believe are undervalued in the marketplace at the time of purchase and show recent positive signals, such as an appreciation in prices and increase in earnings. Factors we consider in determining undervaluation include dividend yield, earnings relative to price, cash flow relative to price and book value relative to market value. We believe that these securities have the potential to produce future returns if their future growth exceeds the market's low expectations.
                                   We use a quantitative investment model to make investment decisions for the
                                   Portfolio. The investment model is designed to take advantage of judgmental biases that influence the decisions of many investors, such as the tendency to develop a
                                   "mindset" about a company or to wrongly equate a good company with a good investment irrespective of price. The investment model ranks securities based on fundamental measures of value (such as the dividend yield) and indicators of near-
                                   term recovery (such as recent price appreciation). This investment strategy seeks to control overall portfolio risk while maximizing the expected return. A stock is typically sold if the model indicates a decline in its ranking or if a stock's relative portfolio weight has appreciated significantly (relative to the benchmark). We reserve the right to hedge the Portfolio's foreign currency exposure by purchasing or selling currency futures and foreign currency forward contracts. However, under normal circumstances, we will not engage in extensive foreign currency hedging.
 LARGE CAP APPRECIATION             INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                         PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of large-
                                   capitalization companies, which we define as companies with market capitalizations of $3 billion or more. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   In making investment decisions for the Portfolio, we consider companies in the
                                   Russell 1000 Index and the S&P 500 Index. We rank the stocks in this universe based upon a number of growth criteria, such as the change in consensus earnings estimates over time, the company's history of meeting earnings targets and improvements in return on equity. Stocks are also evaluated based on certain valuation criteria, such as earnings quality and price to earnings ratios. The most competitively ranked stocks are then subjected to an analysis of company fundamentals, such as management strength, competitive industry position, business prospects, and financial statement data, such as earnings, cash flows and profitability. We re-rank the universe frequently in an effort to consistently achieve a favorable balance of growth and valuation characteristics for the Portfolio. We may sell a stock when company or industry fundamentals deteriorate, when a company has negative earnings surprises, or when company management lowers expectations for sales or earnings. As a risk control measure, we may reduce our allocation to a particular stock if we see that its weighting in the Portfolio has become excessive in our view. We may actively trade portfolio securities.


                                           MASTER/GATEWAY(Reg. TM) STRUCTURE 105

 MASTER PORTFOLIO                  INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 LARGE COMPANY GROWTH              INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                         PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities, focusing on approximately 30 to 50 large-capitalization companies that we believe have favorable growth potential. However, we normally do not invest more than
                                   10% of the Portfolio's total assets in the securities of a single issuer. We define large-
                                   capitalization companies as those with market capitalizations of $3 billion or more.
                                   We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   In selecting securities for the Portfolio, we seek companies that we believe are able to sustain rapid earnings growth and high profitability over a long time horizon. We seek companies that have high quality fundamental characteristics, including:
                                   dominance in their niche or industry; low cost producers; low levels of leverage;
                                   potential for high and defensible returns on capital; and management and a culture committed to sustained growth. We utilize a bottom-up approach to identify companies that are growing sustainable earnings at least 50% faster than the average of the companies comprising the S&P 500 Index. We may sell a holding if we believe it no longer will produce anticipated growth and profitability, or if the security is no longer favorably valued.
 SMALL CAP INDEX PORTFOLIO          INVESTMENT OBJECTIVE: The Portfolio seeks to replicate the total return of the
                                   Standard & Poor's Small Cap 600 Composite Stock Price Index (S&P 600 Small Cap
                                   Index), before expenses.
                                   PRINCIPAL INVESTMENT STRATEGIES: We generally execute portfolio transactions only to replicate the composition of the S&P 600 Small Cap Index with minimum tracking error and to minimize transaction costs. We invest cash received from portfolio security dividends or investments in the Portfolio, and raise cash to fund redemptions. The Portfolio may hold cash or cash equivalents to facilitate payment of the Portfolio's expenses or redemptions. For these and other reasons, the
                                   Portfolio's performance can be expected to approximate but not equal that of the
                                   S&P 600 Small Cap Index, before expenses. Furthermore, we may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


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
 MASTER PORTFOLIO                  INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 SMALL COMPANY GROWTH              INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation.
 PORTFOLIO                         PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                   capitalization companies, which we define as companies with market capitalizations of $3 billion or less. We may also invest in equity securities of foreign issuers through ADRs and similar investments. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   In selecting securities for the Portfolio, we conduct rigorous research to identify companies where the prospects for rapid earnings growth (Discovery phase) or significant change (Overlooked phase) have yet to be well understood, and are therefore not reflected in the current stock price. This research includes meeting with the management of several hundred companies each year and conducting independent external research. Companies that fit into the Discovery phase are those with rapid or long-term (3-5 year) earnings growth prospects. Companies that fit into the Overlooked phase, are those that have the prospect for sharply accelerating near-term earnings (next 12-18 months), or companies selling at a meaningful discount to their underlying asset value. We may decrease certain stock holdings when their positions rise relative to the overall portfolio. We may sell a stock in its entirety when it reaches our sell target price, which is set at the time of purchase. We may also sell stocks that experience adverse fundamental news, or have significant short-term price declines. We may actively trade portfolio securities.
 SMALL COMPANY VALUE PORTFOLIO     INVESTMENT OBJECTIVE: The Portfolio seeks to provide long-term capital appreciation.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                   capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2000 (Reg. TM) Index. The market capitalization range of the Russell 2000 (Reg. TM) Index was $78 million to $1.7 billion, as of
                                   May 31, 2009, and is expected to change frequently. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   We seek to identify the least expensive small cap stocks across different sectors. To narrow the universe of possible candidates, we use a proprietary, quantitative screening process to emphasize companies exhibiting traditional value characteristics and to rank stocks within each sector based on these criteria. This valuation analysis allows us to focus our fundamental research efforts on the stocks that we believe are the most undervalued relative to their respective small cap peer group. We analyze each company's fundamental operating characteristics (such as price to earnings ratios, cash flows, company operations, including company prospects and profitability) to identify those companies that are the most promising within their peer group based on factors that have historically determined subsequent outperformance for a given sector. Fundamental research is primarily conducted through financial statement analysis and meetings with company management, however, third-party research is also used for due diligence purposes. We may sell a stock when it becomes fairly valued or when signs of fundamental deterioration appear.


                                           MASTER/GATEWAY(Reg. TM) STRUCTURE 107

 MASTER PORTFOLIO                  INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE         INVESTMENT OBJECTIVE: The Portfolio seeks long-term capital appreciation by
 PORTFOLIO                         investing primarily in small capitalization securities.
                                   PRINCIPAL INVESTMENT STRATEGIES: We invest principally in equity securities of small-
                                   capitalization companies that we define as companies with market capitalizations within the range of the Russell 2500TM Index. The market capitalization range of the
                                   Russell 2500TM Index was $78 million to $3.9 billion, as of May 30, 2009, and is expected to change frequently. The Portfolio may invest in equity securities of foreign issuers directly and through ADRs and similar investments. The Portfolio may invest in any sector, and at times may emphasize one or more particular sectors. Furthermore, we may use futures, options, repurchase or reverse repurchase agreements or swap agreements, as well as other derivatives, to manage risk or to enhance return.
                                   We utilize several different "strategic" small cap value investment styles to pursue the Portfolio's objective.
                                   A portion of the Portfolio's assets is invested by seeking to take advantage of opportunities in the market created by investors who primarily focus on the short-
                                   term prospects of companies. To identify these opportunities, we follow a bottom-
                                   up investment process that focuses on three key elements - right company, right price, and right time. First, the right companies are defined as those that have solid assets with manageable debt levels in good industries. Secondly, we seek to buy these companies at the right price. To determine the right price, we carefully evaluate the potential upside reward as well as the potential downside risk in order to arrive at a reward/risk profile for every stock considered. Lastly, we seek to buy these companies at the right time, which is typically when the prevailing market sentiment is low. We believe buying securities in a company when the prevailing sentiment with respect to such company is low allows us to limit the potential downside risk and allows us to participate in the potential upside price appreciation in the securities of such company should the business fundamentals of the company improve. We consider selling a security when it appreciates to our target price without changes to the fundamentals of the underlying company, when the fundamentals deteriorate, when the security is forced out of the Portfolio by a better idea, or when sentiment with respect to such company improves significantly.
                                   Another portion of the Portfolio's assets is invested by employing a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle. We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.


 108 MASTER/GATEWAY(Reg. TM) STRUCTURE

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
 MASTER PORTFOLIO                  INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 STRATEGIC SMALL CAP VALUE         The final portion of the Portfolio's assets is invested in companies based on a
 PORTFOLIO (CONTINUED)             disciplined adherence to fundamental analysis, with particular attention given to the cash flow generating capabilities of a company. Using this approach, we begin with quantitative screens that include a dividend discount model, a valuation model, as well as earnings strength and surprise models. Our initial screens are designed to develop a list of companies that appear to be undervalued relative to the market. We then perform our fundamental analysis that includes discussions with management, research analysts, and competitors to determine which companies we will purchase. Companies that we purchase generally belong to one of four categories- neglected, oversold, theme, and earnings turnaround. Neglected companies are solid performing companies that are largely ignored by the investment community. Oversold companies are companies that are oversold due to short-term earnings difficulties. Theme companies are companies poised to benefit from macroeconomic or industry wide trends. And lastly, earnings turnaround companies are companies on the verge of an earnings turnaround. We will generally sell a stock if our capitalization and valuation targets are met, if there is a negative fundamental shift in a company's dynamics, or if management has demonstrated that it cannot execute its business plan.
                                   Because the Portfolio's assets are managed by multiple portfolio managers within the Portfolio using different investment styles as described above, the Portfolio could experience overlapping security transactions where certain portfolio managers purchase securities at the same time other portfolio managers are selling those securities. This could lead to higher costs compared to other funds using a single investment management style.
                                   We may rebalance and reallocate assets across the portfolio strategies and may choose to further divide the Portfolio's assets to allow for additional portions to be managed using other investment approaches that meet the objective and investment parameters of the Portfolio.

THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The sub-advisers for the master portfolios are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.

=============================
ARTISAN PARTNERS LIMITED
PARTNERSHIP (Artisan), located
at 875 East Wisconsin Avenue,
Suite 800, Milwaukee, WI
53202, is
a Milwaukee-based registered
investment adviser. Artisan
sub-advises the International
Growth Portfolio in which
certain
gateway funds invest
substantially all or a portion
of their assets. In this
capacity, it is responsible
for the day-to-day
investment management of the
portfolio. Artisan provides
investment management services
to other mutual funds,
corporate clients, endowments
and foundations and
multi-employer and public
retirement plans.

=============================
CADENCE is the investment
sub-adviser for the Large Cap
Appreciation Portfolio in
which certain gateway funds
invest
substantially all or a portion
of their assets. For
additional information
regarding Cadence, see "The
Sub-Advisers and
Portfolio Managers"
sub-section.

=============================
COOKE & BIELER, L.P. (C&B) is
the investment sub-adviser for
the C&B Large Cap Value
Portfolio in which certain
gateway
funds invest substantially all
or a portion of their assets.
For additional information
regarding Cooke & Bieler, see
"The
Sub-Advisers and Portfolio
Managers" sub-section.

--------------------------------------------------------------------------------
EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC ("Evergreen Investments"), an affiliate of Funds Management, and an indirect, wholly owned subsidiary of Wells Fargo & Company, located at 200 Berkeley Street, Boston, MA 02116-5034, sub-advises the International Core Portfolio, in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, Evergreen Investments is responsible for the day-to-day investment management of the International Core

                                           MASTER/GATEWAY(Reg. TM) STRUCTURE 109

Portfolio. Evergreen Investments is a registered investment adviser that has been managing mutual funds and private accounts since 1932. Evergreen Investments also acts as the investment adviser for the Evergreen Funds and supervises its daily business affairs.
--------------------------------------------------------------------------------
LSV ASSET MANAGEMENT (LSV), located at 1 North Wacker Drive, Suite 4000, Chicago, IL 60606, is the investment sub-adviser for the International Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. LSV is a registered investment adviser that provides investment management services to other mutual funds, corporate clients, endowments and foundations in addition to multi-employer and public investment plans.
--------------------------------------------------------------------------------
PEREGRINE is the investment sub-adviser for the Large Company Growth Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets.
For additional information regarding Peregrine, see "The Sub-Advisers and Portfolio Managers" sub-section.
--------------------------------------------------------------------------------
SMITH ASSET MANAGEMENT GROUP, L.P. (Smith Group), located at 100 Crescent
Court, Suite 1150, Dallas, TX 75201, is the investment sub-adviser for the Disciplined Growth Portfolio in which certain gateway funds invest a portion of their assets. In this capacity, it is responsible for the day-to-day investment management of the Portfolio. Smith Group is a registered investment adviser that provides investment management services to company retirement plans, foundations, endowments, trust companies, and high net-worth individuals using a disciplined equity style.
--------------------------------------------------------------------------------

SSGA FUNDS MANAGEMENT, INC. (SSgA FM), located at 1 Lincoln Street, Boston, MA 02110, is the investment sub-adviser for the International Index Portfolio in which certain gateway funds invest substantially all or a portion of their assets. In this capacity, SSgA FM is responsible for the day-to-day investment management activities of the Portfolios. SSgA FM, an SEC registered investment adviser, is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of December 31, 2009, SSgA FM had over $168.3 billion in assets under management. SSgA FM and other State Street advisory affiliates make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. With over $1,911.2 billion under management as of December 31, 2009, SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East.

--------------------------------------------------------------------------------
SYSTEMATIC is the investment sub-adviser for the Equity Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Systematic, see "The Sub-Advisers and Portfolio Managers" sub-section.
--------------------------------------------------------------------------------
WELLS CAPITAL MANAGEMENT INCORPORATED (Wells Capital Management), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo & Company, located at 525 Market Street, San Francisco, CA 94105, is the investment sub-adviser for the Emerging Growth Portfolio, Equity Income Portfolio, Index Portfolio, Small Cap Index Portfolio and Strategic Small Cap Value Portfolio in which certain gateway funds invest substantially all or a portion of their assets. For additional information regarding Wells Capital Management, see "The Sub-Advisers and Portfolio Managers" sub-section.

 110 MASTER/GATEWAY(Reg. TM) STRUCTURE

ADDITIONAL PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

This section contains additional information regarding performance of the Funds. The sub-section below titled "Index Descriptions" defines the market indices that are referenced in the Fund Summaries. The sub-section below titled "Share Class Performance" provides history for specified share classes of certain Funds.

INDEX DESCRIPTIONS
The "Average Annual Total Returns" table in each Fund's Fund Summary compares the Fund's returns with those of at least one broad-based market index. Below are descriptions of each such index. You cannot invest directly in an index.


DIVERSIFIED EQUITY COMPOSITE          The Diversified Equity Composite Index is weighted 25% in the Russell 1000 (Reg. TM)/
                                      /Value Index,
INDEX                                 25% in the S&P 500 Index, 25% in the Russell 1000 (Reg. TM)/ /Growth Index, 15% in the
                                      MSCI EAFE (Reg. TM)
                                      Index, and 10% in the Russell 2000 (Reg. TM) Index.
GROWTH EQUITY COMPOSITE               The Growth Equity Composite Index is weighted 35% in the Russell 1000 (Reg. TM) Growth
                                      Index,
INDEX                                 35% in the Russell 2000 (Reg. TM) Index, and 30% in the MSCI EAFE (Reg. TM) Index.
RUSSELL 1000 GROWTH (Reg. TM) INDEX   The Russell 1000 (Reg. TM) Growth Index measures the performance of those Russell 1000 companies
                                      with higher price-to-book ratios and higher forecasted growth values.
RUSSELL 1000 (Reg. TM) VALUE INDEX    The Russell 1000 (Reg. TM) Value Index measures the performance of those Russell 1000 companies
                                      with lower price-to-book ratios and lower forecasted growth values.
RUSSELL 2000 (Reg. TM) INDEX          The Russell 2000 (Reg. TM) Index measures the performance of the 2,000 smallest companies in the
                                      Russell 3000 (Reg. TM) Index, which represents approximately 8% of the total market capitalization of
                                      the Russell 3000 Index.
RUSSELL 2000 GROWTH (Reg. TM) INDEX   The Russell 2000 (Reg. TM) Growth Index measures the performance of those Russell 2000
                                      (Reg. TM)
                                      companies with higher price-to-book ratios and higher forecasted growth values.
RUSSELL 2000 (Reg. TM) VALUE INDEX    The Russell 2000 (Reg. TM) Value Index measures the performance of those Russell 2000
                                      (Reg. TM) companies
                                      with lower price-to-book ratios and lower forecasted growth values.
S&P 500 (Reg. TM) INDEX               The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group
                                      representation. It is a market value-weighted index with each stock's weight in the Index proportionate to its market value. Standard & Poor's, S&P, S&P 500 Index, Standard &
                                      Poor's
                                      500 and 500 are trademarks of McGraw Hill, Inc. and have been licensed for use by the
                                      WELLS
                                      FARGO ADVANTAGE INDEX FUND. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation or warranty regarding the advisability of investing in the
                                      Fund.


SHARE CLASS PERFORMANCE

The performance history of share classes of certain Funds is included below due to events such as a share class's commencement of operations, a Fund's change in sub-adviser, share class modifications, mergers or reorganizations, renamed share classes, etc., that may have taken place during the periods of performance shown in the "Calendar Year Total Returns" and "Average Annual Total Returns" presented in the Fund Summaries. For example, with respect to the commencement of operations of a share class, details regarding the identity of an older predecessor share class of a newer share class of an applicable Fund, including any adjustments to reflect certain fees or expenses paid by the newer share class or inclusion of non-applicable expenses of the older predecessor share class, are listed below.


   o C&B LARGE COMPANY VALUE FUND - ADMINISTRATOR CLASS SHARES. Administrator Class shares incepted on July 26, 2004. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the unnamed share class of the C&B Large Cap Value Portfolio, the predecessor fund, and includes expenses that are not applicable to the Administrator Class shares.


                                          ADDITIONAL PERFORMANCE INFORMATION 111

   o SMALL COMPANY VALUE FUND -ADMINISTRATOR CLASS SHARES. Administrator Class shares incepted on January 31, 2002. Performance shown prior to the inception of the Administrator Class shares reflects the performance of the Small Company Value Portfolio, a master portfolio in which the Fund invests, adjusted to reflect Administrator Class expenses. The Small Company Value Portfolio has a substantially similar investment objective and substantially similar investment strategies as the Fund.

A Fund's past performance is no guarantee of future results. A Fund's investment results will fluctuate over time, and any representation of the Fund's returns for any past period should not be considered as a representation of what a Fund's returns may be in any future period. Each Fund's annual and semi-annual reports contain additional performance information and are available upon request, without charge, by calling the telephone number listed on the back cover page of this Prospectus.

 112 ADDITIONAL PERFORMANCE INFORMATION

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand each Fund's financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions). The information, along with the report of an independent registered public accounting firm and each Fund's financial statements, is also contained in each Fund's annual report, a copy of which is available upon request.

                                                        FINANCIAL HIGHLIGHTS 113

C&B LARGE CAP VALUE FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON JULY 26, 2004
For a share outstanding throughout each period


                                        SEPT. 30,   SEPT. 30,    SEPT. 30,    SEPT. 30,   SEPT. 30,
 FOR THE PERIOD ENDED:                     2009        2008         2007         2006       2005/1/
 NET ASSET VALUE, BEGINNING OF PERIOD   $  7.70     $  10.22     $   9.69     $   8.64    $   8.27
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             0.11/2/      0.13/2/      0.12/2/      0.13        0.07/2/
  Net realized and unrealized
   gain (loss) on investments             (0.60)       (2.13)        0.98         1.16        0.41
                                        -------     --------     --------     --------    --------
  Total from investment
   operations                             (0.49)       (2.00)        1.10         1.29        0.48
                                        -------     --------     --------     --------    --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.15)       (0.12)       (0.13)       (0.06)      (0.04)
  Distributions from net
   realized gain                           0.00/3/     (0.40)       (0.44)       (0.18)      (0.07)
                                        -------     --------     --------     --------    --------
  Total from distributions                (0.15)       (0.52)       (0.57)       (0.24)      (0.11)
                                        -------     --------     --------      -------    --------
 NET ASSET VALUE, END OF PERIOD         $  7.06     $   7.70     $  10.22     $   9.69    $   8.64
                                        =======     ========     ========     ========    ========
 TOTAL RETURN/4/                          (5.83)%     (20.42)%      11.52%       15.24%       5.74%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $222,489    $260,883     $590,511     $241,435    $201,181
  Ratio of net investment
   income (loss) to average
   net assets                              1.89%        1.43%        1.23%        1.48%       0.83%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/5/                             1.11%        1.13%        1.12%        1.12%       1.13%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/5/                    0.95%        0.95%        0.95%        0.95%       0.95%
  Portfolio turnover rate/6/                 28%          21%          24%          29%         25%



1 The Fund changed its fiscal year-end from October 31 to September 30.

2 Calculated based upon average shares outstanding.

3 Amount is less than $0.005.


4 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
5 Includes net expenses allocated from Master Portfolio(s) in which the Fund invests.


6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


 114 FINANCIAL HIGHLIGHTS

DIVERSIFIED EQUITY FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period


                                        SEPT. 30,   SEPT. 30,     SEPT. 30,       SEPT. 30,      SEPT. 30,
 FOR THE PERIOD ENDED:                     2009        2008          2007            2006           2005
 NET ASSET VALUE, BEGINNING OF PERIOD   $ 27.79     $  43.03     $    40.46     $    41.98     $    39.96
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             0.28/1/      0.36/1/        0.33/1/        0.32/1/        0.39/1/
  Net realized and unrealized
   gain (loss) on investments             (2.32)       (9.49)          6.33           3.33           5.22
                                        --------    --------     ----------     ----------     ----------
  Total from investment
   operations                             (2.04)       (9.13)          6.66           3.65           5.61
                                        --------    --------     ----------     ----------     ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.32)       (0.34)         (0.30)         (0.21)         (0.40)
  Distributions from net
   realized gain                          (1.96)       (5.77)         (3.79)         (4.96)         (3.19)
                                        --------    --------     ----------     ----------     ----------
  Total distributions                     (2.28)       (6.11)         (4.09)         (5.17)         (3.59)
                                        --------    --------     ----------     ----------     ----------
 NET ASSET VALUE, END OF PERIOD         $ 23.47     $  27.79     $    43.03     $    40.46     $    41.98
                                        ========    ========     ==========     ==========     ==========
 TOTAL RETURN/2/                          (5.09)%     (24.24)%        17.41%          9.30%         14.57%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $596,298    $678,818     $1,084,181     $1,145,044     $1,180,748
  Ratio of net investment
   income (loss) to average
   net assets                              1.41%        1.05%          0.81%          0.82%          0.96%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                             1.25%        1.24%          1.25%          1.24%          1.15%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3/                    1.00%        1.00%          1.00%          1.00%          1.00%
  Portfolio turnover rate/4/                 48%          37%            36%            35%            42%


1 Calculated based upon average shares outstanding.

2 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 Includes net expenses allocated from Master Portfolio(s) in which the Fund invests.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


                                                        FINANCIAL HIGHLIGHTS 115

DIVERSIFIED SMALL CAP FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON DECEMBER 31, 1997
For a share outstanding throughout each period


                                        SEPT. 30,    SEPT. 30,   SEPT. 30,   SEPT. 30,   SEPT. 30,
 FOR THE PERIOD ENDED:                     2009         2008        2007        2006        2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                  $ 10.40      $  14.89    $  14.66    $  14.97    $  13.41
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             0.03/1/       0.01       (0.03)      (0.02)      (0.02)
  Net realized and unrealized
   gain (loss) on investments             (0.76)        (2.85)       1.96        1.01        2.63
                                        -------      --------    --------    --------    --------
  Total from investment
   operations                             (0.73)        (2.84)       1.93        0.99        2.61
                                        -------      --------    --------    --------    --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       0.00/2/       0.00        0.00        0.00        0.00
  Distributions from net
   realized gain                           0.00         (1.62)      (1.70)      (1.30)      (1.05)
  Return of Capital                        0.00         (0.03)       0.00        0.00        0.00
                                        -------      --------    --------    --------    --------
  Total distributions                      0.00         (1.65)      (1.70)      (1.30)      (1.05)
                                        -------      --------    --------    --------    --------
 NET ASSET VALUE, END OF PERIOD         $  9.67      $  10.40    $  14.89    $  14.66    $  14.97
                                        =======      ========    ========    ========    ========
 TOTAL RETURN/3/                          (7.00)%      (20.61)%     13.75%       6.93%      20.09%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $515,569     $569,169    $757,352    $679,774    $564,318
  Ratio of net investment
   income (loss) to average
   net assets                              0.36%         0.06%      (0.21)%     (0.14)%     (0.17)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                             1.32%         1.30%       1.36%       1.31%       1.26%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                    1.00%         1.14%       1.20%       1.20%       1.19%
  Portfolio turnover rate/5/                 61%           56%         67%         63%         75%



1 Calculated based upon average shares outstanding.
2 Amount is less than $0.005.


3 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 Includes net expenses allocated from Master Portfolio(s) in which the Fund invests.


5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


 116 FINANCIAL HIGHLIGHTS

EMERGING GROWTH FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON JANUARY 31, 2007
For a share outstanding throughout each period


                                          SEPT. 30,   SEPT. 30,   SEPT. 30,
 FOR THE PERIOD ENDED:                       2009        2008      2007/1/
 NET ASSET VALUE, BEGINNING OF PERIOD     $ 8.53      $ 12.40      $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             (0.05)/2/    (0.07)      (0.06)
  Net realized and unrealized gain
(loss)
   on investments                          (0.40)       (3.70)       2.46
                                          ------      -------      ------
  Total from investment operations         (0.45)       (3.77)       2.40
                                          ------      -------      ------
 LESS DISTRIBUTIONS:
  Distributions from net investment
   income                                   0.00         0.00        0.00
  Distributions from net realized gain      0.00        (0.06)       0.00
  Return of Capital                         0.00        (0.04)       0.00
                                          ------      -------      ------
  Total from distributions                  0.00        (0.10)       0.00
                                          ------      -------      ------
 NET ASSET VALUE, END OF PERIOD           $ 8.08      $  8.53      $12.40
                                          ======      =======      ======
 TOTAL RETURN/3/                           (5.28)%     (30.63)%     24.00%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)        $   17      $    59      $   18
  Ratio of net investment income (loss)
to
   average net assets                      (0.79)%      (0.76)%     (0.80)%
  Ratio of expenses to average net
assets
   prior to waived fees and reimbursed
   expenses/4/                              6.89%        3.87%      10.20%
  Ratio of expenses to average net
assets
   after waived fees and expenses/4/        1.20%        1.20%       1.20%
  Portfolio turnover rate/5/                 147%         191%        125%



1 For period January 31, 2007, (commencement of operations) to September 30,
  2007.
2 Calculated based upon average shares outstanding.
3 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 Includes net expenses allocated from Master Portfolio(s) in which the Fund invests.


5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


                                                        FINANCIAL HIGHLIGHTS 117

EQUITY INCOME FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period


                                       SEPT. 30,   SEPT. 30,    SEPT. 30,    SEPT. 30,    SEPT. 30,
 FOR THE PERIOD ENDED:                    2009        2008         2007         2006        2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $ 16.19     $ 31.77     $  31.96     $  36.17     $  34.45
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)            0.29/1/     0.41/1/      0.51/1/      0.53         0.62
  Net realized and unrealized
   gain (loss) on investments            (2.21)      (5.78)        4.14         2.82         3.73
                                       -------     -------     --------     --------     --------
  Total from investment
   operations                            (1.92)      (5.37)        4.65         3.35         4.35
                                       -------     -------     --------     --------     --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     (0.28)      (0.37)       (0.56)       (0.53)       (0.61)
  Distributions from net
   realized gain                         (1.71)      (9.84)       (4.28)       (7.03)       (2.02)
                                       -------     -------     --------     --------     --------
  Total distributions                    (1.99)     (10.21)       (4.84)       (7.56)       (2.63)
                                       -------     -------     --------     --------     --------
 NET ASSET VALUE, END OF PERIOD        $ 12.28     $ 16.19     $  31.77     $  31.96     $  36.17
                                       =======     =======     ========     ========     ========
 TOTAL RETURN/2/                         (9.86)%    (23.36)%      15.65%       10.98%       13.04%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $35,535     $62,713     $209,112     $530,585     $756,225
  Ratio of net investment
   income (loss) to average
   net assets                             2.58%       1.89%        1.64%        1.70%        1.75%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                            1.17%       1.05%        1.04%        1.13%        0.96%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3/                   0.85%       0.85%        0.85%        0.85%        0.85%
  Portfolio turnover rate/4/                11%          8%          16%           7%          20%


1 Calculated based upon average shares outstanding.
2 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from Master Portfolio(s) in which the Fund invests.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


 118 FINANCIAL HIGHLIGHTS

EQUITY VALUE FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON AUGUST 29, 2003
For a share outstanding throughout each period


                                       SEPT. 30,   SEPT. 30,    SEPT. 30,   SEPT. 30,   SEPT. 30,
 FOR THE PERIOD ENDED:                    2009        2008         2007        2006       2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $ 12.01     $  17.82     $ 15.36     $ 13.96     $ 11.51
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)            0.15/1/      0.20/1/     0.16/1/     0.14        0.08/1/
  Net realized and unrealized
   gain (loss) on investments            (1.06)       (4.70)       2.82        1.33        2.38
                                       --------    --------     -------     -------     -------
  Total from investment
   operations                            (0.91)       (4.50)       2.98        1.47        2.46
                                       --------    --------     -------     -------     -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     (0.16)       (0.14)      (0.14)      (0.04)      (0.01)
  Distributions from net
   realized gain                          0.00/2/     (1.17)      (0.38)      (0.03)       0.00
                                       --------    --------     -------     -------     -------
  Total distributions                    (0.16)       (1.31)      (0.52)      (0.07)      (0.01)
                                       --------    --------     -------     -------     -------
 NET ASSET VALUE, END OF PERIOD        $ 10.94     $  12.01     $ 17.82     $ 15.36     $ 13.96
                                       ========    ========     =======     =======     =======
 TOTAL RETURN/3/                         (7.24)%     (27.05)%     19.80%      10.60%      21.40%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $156,382    $183,379     $85,370     $71,801     $63,194
  Ratio of net investment
   income (loss) to average
   net assets                             1.58%        1.37%       0.98%       0.96%       0.67%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/4/                            1.19%        1.16%       1.17%       1.34%       2.04%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/4/                   1.00%        1.00%       1.00%       1.00%       1.00%
  Portfolio turnover rate/5/               142%         152%        108%        107%        145%


1 Calculated based upon average shares outstanding.

2 Amount is less than $0.005.


3 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
4 Includes net expenses allocated from Master Portfolio(s) in which the Fund invests.


5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


                                                        FINANCIAL HIGHLIGHTS 119

GROWTH EQUITY FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period


                                       SEPT. 30,   SEPT. 30,    SEPT. 30,    SEPT. 30,    SEPT. 30,
 FOR THE PERIOD ENDED:                    2009        2008         2007         2006         2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $ 18.54     $  30.40     $  28.84     $  31.17     $  27.97
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)            0.07/1/      0.11/1/      0.07/1/      0.07/1/      0.12/1/
  Net realized and unrealized
   gain (loss) on investments            (2.41)       (6.46)        4.86         2.29         4.68
                                       --------    --------     --------     --------     --------
  Total from investment
   operations                            (2.34)       (6.35)        4.93         2.36         4.80
                                       --------    --------     --------     --------     --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     (0.07)       (0.11)       (0.04)       (0.06)       (0.03)
  Distributions from net
   realized gain                         (5.43)       (5.40)       (3.33)       (4.63)       (1.57)
                                       --------    --------     --------     --------     --------
  Total distributions                    (5.50)       (5.51)       (3.37)       (4.69)       (1.60)
                                       --------    --------     --------     --------     --------
 NET ASSET VALUE, END OF PERIOD        $ 10.70     $  18.54     $  30.40     $  28.84     $  31.17
                                       ========    ========     ========     ========     ========
 TOTAL RETURN/2/                         (2.54)%     (24.68)%      18.19%        8.09%       17.60%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $120,405    $144,688     $341,631     $383,616     $396,865
  Ratio of net investment
   income (loss) to average
   net assets/3/                          0.73%        0.48%        0.26%        0.26%        0.42%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                            1.48%        1.44%        1.42%        1.40%        1.34%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3/                   1.25%        1.25%        1.25%        1.25%        1.25%
  Portfolio turnover rate/4/                58%          38%          42%          39%          50%


1 Calculated based upon average shares outstanding.

2 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 Includes net expenses allocated from Master Portfolio(s) in which the Fund invests.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


 120 FINANCIAL HIGHLIGHTS

INDEX FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period


                                       SEPT. 30,     SEPT. 30,       SEPT. 30,     SEPT. 30,    SEPT. 30,
 FOR THE PERIOD ENDED:                    2009          2008           2007         2006         2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $   44.85     $    60.73    $    54.23     $    49.80   $    45.21
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)              0.82/1/        1.02          0.99/1/        0.88         0.89
  Net realized and unrealized
   gain (loss) on investments              (4.53)        (14.05)         7.60           4.31         4.50
                                       ---------     ----------    ----------     ----------   ----------
  Total from investment
   operations                              (3.71)        (13.03)         8.59           5.19         5.39
                                       ---------     ----------    ----------     ----------   ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       (0.91)         (0.99)        (0.83)         (0.76)       (0.80)
  Distributions from net
   realized gain                           (1.29)         (1.86)        (1.26)          0.00         0.00
                                       ---------     ----------    ----------     ----------   ----------
  Total distributions                      (2.20)         (2.85)        (2.09)         (0.76)       (0.80)
                                       ---------     ----------    ----------     ----------   ----------
 NET ASSET VALUE, END OF PERIOD        $   38.94     $    44.85    $    60.73     $    54.23   $    49.80
                                       =========     ==========    ==========     ==========   ==========
 TOTAL RETURN/2/                           (7.14)%       (22.36)%       16.16%         10.52%       11.99%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $1,243,134    $1,358,363    $1,878,932     $1,590,045   $1,211,916
  Ratio of net investment
   income (loss) to average
   net assets                               2.46%          1.93%         1.71%          1.72%        1.87%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                              0.38%          0.38%         0.37%          0.38%        0.31%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3/                     0.25%          0.25%         0.25%          0.25%        0.25%
  Portfolio turnover rate/4/                  10%             5%            8%             9%           8%


1 Calculated based upon average shares outstanding.

2 Total return calculations do not include any sales charges and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.
3 Includes net expenses allocated from the Master Portfolio in which the Fund invests.
4 Portfolio turnover rate represents the activity from the Fund's investment in a single Master Portfolio.


                                                        FINANCIAL HIGHLIGHTS 121

LARGE CAP APPRECIATION FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON AUGUST 31, 2001
For a share outstanding throughout each period


                                       SEPT. 30,   SEPT. 30,   SEPT. 30,   SEPT. 30,   SEPT. 30,
 FOR THE PERIOD ENDED:                    2009        2008        2007        2006       2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $  8.93     $ 12.89     $ 11.42     $ 11.64     $  9.87
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)            0.04/1/     0.01/1/     0.03/1/     0.05/1/     0.06/1/
  Net realized and unrealized
   gain (loss) on investments            (1.02)      (3.12)       2.31        0.37        1.87
                                       -------     -------     -------     -------     -------
  Total from investment
   operations                            (0.98)      (3.11)       2.34        0.42        1.93
                                       -------     -------     -------     -------     -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     (0.01)      (0.01)      (0.04)      (0.02)      (0.04)
  Distributions from net
   realized gain                          0.00       (0.84)      (0.83)      (0.62)      (0.12)
                                       -------     -------     -------     -------     -------
  Total distributions                    (0.01)      (0.85)      (0.87)      (0.64)      (0.16)
                                       -------     -------     -------     -------     -------
 NET ASSET VALUE, END OF PERIOD        $  7.94     $  8.93     $ 12.89     $ 11.42     $ 11.64
                                       =======     =======     =======     =======     =======
 TOTAL RETURN/2/                        (10.89)%    (25.87)%     21.64%       3.70%      19.70%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $42,148     $66,176     $52,580     $50,711     $18,060
  Ratio of net investment
   income (loss) to average
   net assets                             0.62%       0.09%       0.25%       0.45%       0.56%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                            1.33%       1.18%       1.19%       1.24%       1.16%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3/                   0.97%       1.00%       1.00%       1.00%       1.00%
  Portfolio turnover rate/4/               144%        151%        145%        155%        133%


1 Calculated based upon average shares outstanding.
2 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from Master Portfolio(s) in which the Fund invests.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


 122 FINANCIAL HIGHLIGHTS

LARGE COMPANY GROWTH FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period


                                      SEPT. 30,     SEPT. 30,     SEPT. 30,      SEPT. 30,       SEPT. 30,
 FOR THE PERIOD ENDED:                   2009          2008          2007           2006            2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $  43.25      $  56.01    $    47.67     $    47.24      $    42.73
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)             0.23/1/       0.10/1/       0.09/1/       (0.09)/1/     0.21/1/
  Net realized and unrealized
   gain (loss) on investments              1.03        (12.86)         8.25           0.63            4.37
                                       --------      --------     ---------     ----------      ----------
  Total from investment
   operations                              1.26        (12.76)         8.34           0.54            4.58
                                       --------      --------     ---------     ----------      ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.28)         0.00          0.00          (0.11)          (0.07)
  Distributions from net
   realized gain                           0.00          0.00          0.00           0.00            0.00
                                       --------      --------     ---------     ----------      ----------
  Total distributions                     (0.28)         0.00          0.00          (0.11)          (0.07)
                                       --------      --------     ---------     ----------      ----------
 NET ASSET VALUE, END OF PERIOD          $44.23      $  43.25        $56.01     $    47.67      $    47.24
                                       ========      ========     =========     ==========      ==========
 TOTAL RETURN/2/                           3.19%       (22.78)%       17.50%          1.12%          10.73%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $305,097      $562,568    $1,148,716     $1,481,399      $1,850,677
  Ratio of net investment
   income (loss) to average
   net assets                              0.66%         0.20%         0.18%         (0.20)%          0.46%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                             1.06%         1.12%         1.13%          1.04%           1.01%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3/                    0.94%         0.95%         0.95%          0.95%           0.95%
  Portfolio turnover rate/4/                 13%            7%           10%             6%             18%


1 Calculated based upon average shares outstanding.
2 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from Master Portfolio(s) in which the Fund invests.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


                                                        FINANCIAL HIGHLIGHTS 123

SMALL COMPANY GROWTH FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period


                                      SEPT. 30,     SEPT. 30,
 FOR THE PERIOD ENDED:                   2009          2008
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $  18.68      $  30.54
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)            (0.12)/1/     (0.19)/1/
  Net realized and unrealized
   gain (loss) on investments              0.34         (7.33)
                                       ---------     --------
  Total from investment
   operations                              0.22         (7.52)
                                       ---------     --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       0.00          0.00
  Distributions from net
   realized gain                           0.00         (4.17)
  Return of Capital                        0.00         (0.17)
                                       --------      --------
  Total from distributions                 0.00         (4.34)
                                       --------      --------
 NET ASSET VALUE, END OF PERIOD        $  18.90        $18.68
                                       ========      ========
 TOTAL RETURN/2/                           1.18%       (27.70)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $229,380      $242,802
  Ratio of net investment
   income (loss) to average
   net assets                             (0.85)%       (0.84)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                             1.35%         1.34%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3/                    1.19%         1.20%
  Portfolio turnover rate/4/                169%          150%

                                      SEPT. 30,      SEPT. 30,     SEPT. 30,
 FOR THE PERIOD ENDED:                   2007          2006          2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $  30.73      $  31.01       $  26.83
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)            (0.22)/1/     (0.18)/1/      (0.21)/1/
  Net realized and unrealized
   gain (loss) on investments              5.08          2.21           4.56
                                       --------      --------       --------
  Total from investment
   operations                              4.86          2.03           4.35
                                       ---------     --------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       0.00          0.00           0.00
  Distributions from net
   realized gain                          (5.05)        (2.31)         (0.17)
  Return of Capital                        0.00          0.00           0.00
                                       --------      --------       --------
  Total from distributions                (5.05)        (2.31)         (0.17)
                                       --------      --------       --------
 NET ASSET VALUE, END OF PERIOD          $30.54      $  30.73       $  31.01
                                       ========      ========       ========
 TOTAL RETURN/2/                          17.34%         6.80%         16.26%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $487,994      $518,506       $523,190
  Ratio of net investment
   income (loss) to average
   net assets                             (0.75)%       (0.58)%        (0.74)%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                             1.34%         1.33%          1.31%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3/                    1.20%         1.20%          1.20%
  Portfolio turnover rate/4/                138%          125%           142%


1 Calculated based upon average shares outstanding.
2 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from Master Portfolio(s) in which the Fund invests.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.


 124 FINANCIAL HIGHLIGHTS

SMALL COMPANY VALUE FUND
ADMINISTRATOR CLASS SHARES - COMMENCED ON JANUARY 31, 2002
For a share outstanding throughout each period


                                      SEPT. 30,    SEPT. 30,     SEPT. 30,     SEPT. 30,     SEPT. 30,
 FOR THE PERIOD ENDED:                   2009         2008          2007          2006          2005
 NET ASSET VALUE, BEGINNING OF
PERIOD                                 $ 10.69      $  15.54      $  15.69      $  16.08      $  13.74
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)            0.06/1/       0.08/1/       0.04/1/       0.04/1/       0.02
  Net realized and unrealized
   gain (loss) on investments            (0.74)        (3.39)         0.98          0.92          3.20
                                       --------     --------      --------      --------      --------
  Total from investment
   operations                            (0.67)        (3.31)         1.02          0.96          3.22
                                       --------     --------      --------      --------      --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     (0.07)        (0.05)        (0.01)        (0.03)         0.00
  Distributions from net
   realized gain                          0.00         (1.49)        (1.16)        (1.32)        (0.88)
                                       --------     --------      --------      --------      --------
  Total distributions                    (0.07)        (1.54)        (1.17)        (1.35)        (0.88)
                                       --------     --------      --------      --------      --------
 NET ASSET VALUE, END OF PERIOD        $  9.94      $  10.69      $  15.54      $  15.69        $16.08
                                       ========     ========      ========      ========      ========
 TOTAL RETURN/2/                         (6.06)%      (22.33)%        6.28%         6.26%        24.21%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $124,072     $252,275      $327,372      $272,787      $140,337
  Ratio of net investment
   income (loss) to average
   net assets                              0.85%        0.71%         0.26%         0.26%         0.33%
  Ratio of expenses to average
   net assets prior to waived
   fees and reimbursed
   expenses/3/                             1.37%        1.38%         1.37%         1.27%         1.22%
  Ratio of expenses to average
   net assets after waived
   fees and expenses/3/                    1.20%        1.20%         1.20%         1.19%         1.12%
  Portfolio turnover rate/4/                 99%          82%           69%          114%           70%


1 Calculated based upon average shares outstanding.
2 Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3 Includes net expenses allocated from Master Portfolio(s) in which the Fund invests.


4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued and is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Master Portfolio by the corresponding Master Portfolio's portfolio turnover rate.

     ^

                                                        FINANCIAL HIGHLIGHTS 125

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semi-Annual Reports

Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period. The Report of Independent Registered Public Accounting Firm and each Fund's audited financial statements included in the Fund's most recent annual report are incorporated by reference into this Prospectus.


To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at www.sec.gov.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                    020EGAM/P903
                                                          ICA Reg. No. 811-09253
(Copyright) 2010 Wells Fargo Funds Management, LLC. All rights reserved.

                      STATEMENT OF ADDITIONAL INFORMATION

                                October 1, 2009

                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222

                  WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND
                WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND
                     WELLS FARGO ADVANTAGE HIGH INCOME FUND
                     WELLS FARGO ADVANTAGE INCOME PLUS FUND
              WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND
           WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND
                   WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND
             WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND
                    WELLS FARGO ADVANTAGE STABLE INCOME FUND
                  WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND
                  WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND
               WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND

                          CLASS A, CLASS B, CLASS C,
          ADMINISTRATOR CLASS, INSTITUTIONAL CLASS AND INVESTOR CLASS
     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about twelve series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Funds (each, a "Fund" and collectively, the "Funds"). Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act").

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses (each, a "Prospectus" and collectively, the "Prospectuses") dated October 1, 2009. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the fiscal year ended May 31, 2009, and the unaudited financial statements for the Funds for the semi-annual period ended November 30, 2008, are hereby incorporated by reference to the Funds' Annual Reports and Semi-Annual Reports. The Prospectuses, Annual Reports and Semi-Annual Reports may be obtained free of charge by visiting our Web site at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS
  FARGO ADVANTAGE FUNDS (Reg. TM), P.O. Box 8266, Boston, MA 02266-8266.

     The Funds offer certain classes of shares as indicated in the chart which follows. This SAI relates to all such classes of shares. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with reinvestment of any distributions and permitted exchanges of Class B shares for Class B shares of other WELLS FARGO ADVANTAGE FUNDS, subject to the limitations described in each Fund's prospectus.

                                        CLASSES   ADMINISTRATOR   INSTITUTIONAL   INVESTOR
FUND                                    A, B, C       CLASS           CLASS        CLASS
 Diversified Bond                                       o
 Government Securities                    o             o               o            o
 High Income                              o                             o            o
 Income Plus                              o                             o            o
 Inflation-Protected Bond                 o             o
 Short Duration Government Bond           o             o               o
 Short-Term Bond                         o/1/                           o            o
 Short-Term High Yield Bond              o/1/                                        o
 Stable Income                            o             o
 Strategic Income                         o
 Total Return Bond                        o             o               o            o
 Ultra Short-Term Income                 o/1/           o               o            o

------
/1/   Offers Class A and Class C shares only.

INCMS/FASAI04 (10/09)

   Please file this Statement of Additional Information Supplement with your records.

                            WELLS FARGO FUNDS TRUST

                    WELLS FARGO ADVANTAGE STABLE INCOME FUND
               CLASS A, CLASS B, CLASS C AND ADMINISTRATOR CLASS

Supplement dated June 21, 2010, to the Statement of Additional Information dated
 October 1, 2009, as previously supplemented on December 1, 2009, December 11,
                           2009 and January 5, 2010.

This supplement contains important information about the Fund referenced above.

Effective at the close of business on June 18, 2010, the Stable Income Fund has withdrawn its interests in the Stable Income Portfolio and now invests directly in a portfolio of securities. The Fund formerly was a gateway fund that sought to achieve its investment objective by investing substantially all of its assets in the Stable Income Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. The investment activities of the Stable Income Fund now occur, and all advisory and sub-advisory services described herein are now provided, directly at the gateway fund level. The Fund's investment objective, principal investments and principal investment strategies otherwise remain unchanged. Funds Management is entitled to receive from the Fund an advisory fee at the rates listed in under the column "Advisory Feed Paid by Master Portfolio in which Gateway Feeder Fund Invests" in the 2 sub-columns on the far right of the table on page 32, which mirrors the advisory fee rates charged by Funds Management to the Stable Income Portfolio in which the Fund previously invested for the management of those assets. Similarly, Galliard Capital Management, Inc., the sub-adviser to the Fund, is entitled to receive from Funds Management a sub-advisory fee at the rates shown in the table on page 35, which are the identical rates charged to the Stable Income Portfolio in which the Fund previously invested. All references to the Fund are modified accordingly, except any information stated specifically as of a date on or before June 18, 2010 may reflect the former master/gateway structure in effect as of such date.

   Please file this Statement of Additional Information Supplement with your records.

                            WELLS FARGO FUNDS TRUST

                  WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND
                WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND
                     WELLS FARGO ADVANTAGE HIGH INCOME FUND
                     WELLS FARGO ADVANTAGE INCOME PLUS FUND
              WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND
           WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND
                   WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND
             WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND
                    WELLS FARGO ADVANTAGE STABLE INCOME FUND
                  WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND
                  WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND
               WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND

Supplement dated May 14, 2010, to the Statement of Additional Information dated
 February 1, 2009, as previously supplemented on December 1, 2009, December 11,
                           2009 and January 5, 2010.

This supplement contains important information about the Funds referenced above.

Effective immediately, the paragraphs under the heading "OTHER INVESTMENTS AND TECHNIQUES-- Loans of Portfolio Securities" in the section "PERMITTED INVESTMENT ACTIVITIES AND CERTAIN ASSOCIATED RISKS" are hereby deleted in their entirety and replaced with the following:

Loans of Portfolio Securities

     Portfolio securities of a Fund may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided:
(i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, initially in an amount at least equal to 100% of the value of the loaned securities (which includes any accrued interest or dividends), with the borrower being obligated, under certain circumstances, to post additional collateral on a daily marked-to-market basis, all as described in further detail in the following paragraph; although the loans may not be fully supported at all times if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all; (ii) the Fund may at any time terminate the loan and request the return of the loaned securities upon sufficient prior notification;
(iii) the Fund will receive any interest or distributions paid on the loaned securities; and (iv) the aggregate market value of loaned securities will not at any time exceed the limits established under the 1940 Act.

     The following provides additional detail on the requirement described in
(i) above. The market value of the collateral delivered in connection with a securities loan must be equal to at least 102% of the market value of any domestic securities loaned or 105% of the market value of any foreign securities loaned. The loaned securities are marked to market on a daily basis, and additional collateral is required to be paid to maintain coverage equal to at least 102% of the market value of domestic securities loaned, and at least 105% of the market value of foreign securities loaned, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested. For loans of U.S. Government Securities, the initial collateral required is 102% of the market value of the loaned securities, but additional collateral is required only if the market value of the loaned securities increases such that the collateral coverage (without taking into account any increase or decrease in the value of instruments in which the cash collateral is invested) falls below 100% of the market value of the loaned securities.

     For lending its securities, a Fund will earn either a fee payable by the borrower (on loans that are collateralized by U.S. Government securities or a letter of credit) or the income on instruments purchased with cash collateral (after payment of a rebate fee to the borrower and a portion of the investment revenue to the securities lending agent). Cash collateral is invested on behalf of the Funds by the Funds' investment advisor in U.S. dollar-denominated short-term money market instruments that are permissible investments for the Fund and that, at the time of investment, are considered high-quality. Currently, cash collateral generated from securities lending is invested in shares of Wells Fargo Securities Lending Cash Investments, LLC (the "Cash Collateral Fund"). The Cash Collateral Fund is a Delaware limited liability company that is exempt from registration under the 1940 Act. The Cash Collateral Fund is managed by Wells Fargo Funds Management and is sub-advised by Wells Capital Management. The Cash Collateral Fund is required to comply with the credit quality, maturity and other limitations set forth in Rule 2a-7 under the 1940 Act. The Cash Collateral Fund seeks to provide preservation of principal and daily liquidity by investing in high-quality, U.S. dollar-denominated short-term money market instruments. The Cash Collateral Fund may invest in securities with fixed, variable, or floating rates of interest. The Cash Collateral Fund seeks to maintain a stable price per share of $1.00, although there is no guarantee that this will be achieved. Income on shares of the Cash Collateral Fund is reinvested in shares of the Cash Collateral Fund. The investments of the Cash Collateral Fund are valued at amortized cost.

     The investments purchased with cash collateral on behalf of each Fund currently include holdings in the securities of certain structured investment vehicles that, although considered high-quality, short-term money market instruments when originally purchased, are now in payment default or are otherwise impaired (the "Illiquid Investments"). The Illiquid Investments are not held in the Cash Collateral Fund, but rather are held in separate accounts on behalf of the respective Funds.

     The net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned by it, and by an increase or decrease in the value of instruments purchased with cash collateral received by it. Thus, the current net asset value of each Fund reflects the current valuations assigned to both (1) shares of the Cash Collateral Fund held on behalf of such Fund and (ii) interests in Illiquid Securities held on behalf of such Fund. If a Fund elects to discontinue its participation in the securities lending program at a time when the Fund continues to hold an interest in the Illiquid Securities, the securities lending agent will seek to promptly liquidate the Fund's investment in the Cash Collateral Fund, as well the Fund's investments in the Illiquid Securities. In such an event, the securities lending agent may not be able to dispose of the Illiquid Securities at an acceptable price or at all, and in such case may require the Fund to take a distribution of the Illiquid Securities in kind and/or realize a loss on the disposition of the Illiquid Securities.

     Loans of securities involve a risk that the borrower may fail to return the securities when due or when recalled by a Fund or may fail to provide additional collateral when required. In either case, a Fund could experience delays in recovering securities or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, loans may be recalled at any time and generally will be recalled if a material event affecting the investment is expected to be presented to a shareholder vote, so that the securities may be voted by the Fund.

     Each lending Fund pays a portion of the income (net of rebate fees) or fees earned by it from securities lending to a securities lending agent. Goldman Sachs Bank USA, an unaffiliated third party doing business as Goldman Sachs Agency Lending, currently acts as securities lending agent for the Funds, subject to the overall supervision of the Funds' investment adviser.

   Please file this Statement of Additional Information Supplement with your records.

                            WELLS FARGO FUNDS TRUST

                  WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND
                WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND
                     WELLS FARGO ADVANTAGE HIGH INCOME FUND
                     WELLS FARGO ADVANTAGE INCOME PLUS FUND
              WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND
           WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND
                   WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND
             WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND
                    WELLS FARGO ADVANTAGE STABLE INCOME FUND
                  WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND
                  WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND
               WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND

 Supplement dated December 1, 2009, to the Statement of Additional Information
                             dated October 1, 2009.

This supplement contains important information about the Funds referenced above.

ALL FUNDS
On November 11, 2009, the Board of Trustees (the "Board") accepted the resignation of Jeremy DePalma as Treasurer of Wells Fargo Funds Trust (the "Trust") and appointed Kasey Phillips as Treasurer of the Trust and Jeremy DePalma as an Assistant Treasurer of the Trust effective November 1, 2009. As a result, the information regarding Jeremy DePalma under the "MANAGEMENT - TRUSTEES AND OFFICERS" section beginning on page 25 of the Statement of Additional Information is deleted and replaced with the following:

                                                                                            OTHER PUBLIC
                                                                                             COMPANY OR
                     POSITION HELD WITH                                                      INVESTMENT
                    REGISTRANT/LENGTH OF        PRINCIPAL OCCUPATION(S) DURING PAST 5         COMPANY
NAME AND AGE              SERVICE                                YEARS                     DIRECTORSHIPS
------------------  --------------------------  -----------------------------------------  -------------
Kasey Phillips, 38  Treasurer, since 2009       Senior Vice President of Evergreen         N/A
                                                Investment Management Company, LLC
                                                since 2006 and currently the Treasurer of
                                                the Evergreen Funds since 2005. Vice
                                                President and Assistant Vice President of
                                                Evergreen Investment Services, Inc.
                                                from 1999 to 2006.
Jeremy DePalma, 35  Assistant Treasurer, since  Senior Vice President of Evergreen         N/A
                    2009                        Investment Management Company, LLC
                                                since 1999 and the head of the Fund
                                                Reporting and Control Team within Fund
                                                Administration since 2005.

In addition, the following is hereby deleted from the end of the second sentence of the second paragraph under the "MANAGEMENT - TRUSTEES AND OFFICERS" section:

, except that the person occupying the office of Treasurer varies for specified
                                     Funds.

                              TABLE OF CONTENTS


                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              1
INVESTMENT POLICIES                                                      2
 Fundamental Investment Policies                                         2
 Non-Fundamental Investment Policies                                     3
PERMITTED INVESTMENT ACTIVITIES AND CERTAIN ASSOCIATED RISKS             3
MANAGEMENT                                                              25
 Trustees and Officers                                                  25
 Investment Adviser                                                     31
 Investment Sub-Advisers                                                34
 Investment Sub-Advisers - Master Portfolios                            35
 Portfolio Managers                                                     36
 Administrator                                                          41
 Distributor                                                            44
 Shareholder Servicing Agent                                            46
 Custodian and Fund Accountant                                          46
 Transfer and Distribution Disbursing Agent                             47
 Underwriting Commissions                                               47
 Code of Ethics                                                         47
DETERMINATION OF NET ASSET VALUE                                        47
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          48
PORTFOLIO TRANSACTIONS                                                  52
FUND EXPENSES                                                           56
FEDERAL INCOME TAXES                                                    57
PROXY VOTING POLICIES AND PROCEDURES                                    66
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       67
CAPITAL STOCK                                                           69
OTHER INFORMATION                                                       84
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           84
FINANCIAL INFORMATION                                                   84
APPENDIX                                                               A-1

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Funds had only nominal assets.

     On December 16, 2002, the Boards of Trustees of The Montgomery Funds and The Montgomery Funds II ("Montgomery") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Montgomery portfolios into various Funds of the Trust. The effective date of the reorganization was June 9, 2003.

     In August and September 2004, the Boards of Directors of the Strong family of funds ("Strong") and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.



     The Funds, except the Inflation-Protected Bond Fund, were created as part of either the reorganization of the Stagecoach family of funds advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank") and the Norwest Advantage family of funds advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex, the reorganization of certain of the funds of the Montgomery family of funds into certain of the WELLS FARGO ADVANTAGE FUNDS, or the reorganization of Strong, advised by Strong Capital Management, Inc. ("SCM"), and the WELLS FARGO ADVANTAGE FUNDS, advised by Wells Fargo Funds Management, LLC ("Funds Management" or the "Adviser") into a single mutual fund complex. The reorganization between Stagecoach and Norwest followed the merger of the advisers' parent companies. The reorganization between Montgomery and the Trust followed the Funds' adviser's parent company purchasing certain parts of the institutional and retail investment management business of the Montgomery funds' adviser, Montgomery Asset Management, LLC ("MAM"). The reorganization between Strong and the WELLS FARGO ADVANTAGE FUNDS followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company.


     The chart below indicates the predecessor Stagecoach, Norwest, Montgomery and Strong funds, as applicable, that are the accounting survivors of the respective Funds.

WELLS FARGO ADVANTAGE FUND                                  PREDECESSOR FUND
----------------------------------------------------------- -----------------------------------------------
Wells Fargo Advantage Diversified Bond Fund                 Norwest Diversified Bond Fund
Wells Fargo Advantage Government Securities Fund            Strong Government Securities Fund
Wells Fargo Advantage High Income Fund                      Strong High-Yield Bond Fund
Wells Fargo Advantage Income Plus Fund                      Stagecoach Strategic Income Fund
Wells Fargo Advantage Inflation-Protected Bond Fund         N/A
Wells Fargo Advantage Short Duration Government Bond Fund   Montgomery Short Duration Government Bond Fund
Wells Fargo Advantage Short-Term Bond Fund                  Strong Short-Term Bond Fund
Wells Fargo Advantage Short-Term High Yield Bond Fund       Strong Short-Term High Yield Bond Fund
Wells Fargo Advantage Stable Income Fund                    Norwest Stable Income Fund
Wells Fargo Advantage Strategic Income Fund                 Strong Advisor Strategic Income Fund
Wells Fargo Advantage Total Return Bond Fund                Montgomery Total Return Bond Fund
Wells Fargo Advantage Ultra Short-Term Income Fund          Strong Ultra Short-Term Income Fund

     The DIVERSIFIED BOND FUND commenced operations on November 8, 1999, as successor to the Norwest Diversified Bond Fund. The predecessor Norwest Diversified Bond Fund commenced operations on November 11, 1994.

     The GOVERNMENT SECURITIES FUND commenced operations on April 11, 2005, as successor to the Strong Government Securities Fund. The predecessor Strong Government Securities Fund commenced operations on October 29, 1986.

     The HIGH INCOME FUND commenced operations on April 11, 2005, as the successor to the Strong High-Yield Bond Fund. The predecessor Strong High-Yield Bond Fund commenced operations on December 28, 1995.

     The INCOME PLUS FUND commenced operations on November 8, 1999, as successor to the Stagecoach Strategic Income Fund. The predecessor Stagecoach Strategic Income Fund commenced operations on July 13, 1998.

     The INFLATION-PROTECTED BOND FUND commenced operations on February 28,
2003.

     The SHORT DURATION GOVERNMENT BOND FUND commenced operations on June 9, 2003, as successor to the Montgomery Short Duration Government Bond Fund. The predecessor fund commenced operations on December 18, 1992. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the predecessor fund. The Fund changed its name from the Montgomery Short Duration Government Bond Fund to the Short Duration Government Bond Fund effective April 11, 2005.

     The SHORT-TERM BOND FUND commenced operations on April 11, 2005, as successor to the Strong Short-Term Bond Fund and the Strong Short-Term Income Fund. The predecessor Strong Short-Term Bond Fund commenced operations on August 31, 1987 and the predecessor Strong Short-Term Income Fund commenced operations on October 31, 2002.

     The SHORT-TERM HIGH YIELD BOND FUND commenced operations on April 11, 2005, as successor to the Strong Short-Term High Yield Bond Fund. The predecessor Strong Short-Term High Yield Bond Fund commenced operations on June 30, 1997.

     The STABLE INCOME FUND commenced operations on November 8, 1999, as successor to the Norwest Stable Income Fund. The predecessor Norwest Stable Income Fund commenced operations on November 11, 1994.

     The STRATEGIC INCOME FUND commenced operations on April 11, 2005, as successor to the Strong Advisor Strategic Income Fund. The predecessor Strong Advisor Strategic Income Fund commenced operations on November 30, 2000. Prior to March 1, 2002, the Fund's name was Strong Advisor Aggressive High-Yield Bond Fund.

     The TOTAL RETURN BOND FUND commenced operations on June 9, 2003, as successor to the Montgomery Total Return Bond Fund. The predecessor fund commenced operations on June 30, 1997. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the predecessor fund. The Fund changed its name from the Montgomery Total Return Bond Fund to the Total Return Bond Fund effective April 11, 2005.

     The ULTRA SHORT-TERM INCOME FUND commenced operations on April 11, 2005, as successor to the Strong Ultra Short-Term Income Fund. The predecessor Strong Ultra Short-Term Income Fund commenced operations on November 25, 1988.

                              INVESTMENT POLICIES

Fundamental Investment Policies
-------------------------------

     Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of each Fund.

     THE FUNDS MAY NOT:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, investments in securities of other investment companies or investments in repurchase agreements;

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;


     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);


     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies
-----------------------------------

     Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission (the "SEC") thereunder or any exemptive orders obtained thereunder, and consistent with investment in futures or options contracts that would allow the Fund to claim an exclusion from being a "commodity pool operator" as defined by the Commodity Exchange Act.

     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (8) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

     Shareholders will receive at least 60 days notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in boldface type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General
-------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

         PERMITTED INVESTMENT ACTIVITIES AND CERTAIN ASSOCIATED RISKS

     Set forth below are descriptions of permitted investment activities for the Funds and certain of their associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. Some of the Funds described in this SAI are either gateway feeder funds that invest in a single corresponding master portfolio of Wells Fargo Master Trust ("Master Trust") or gateway blended funds that invest in two or more master portfolios. References to the activities of a gateway fund should be understood to include references to the investments of the master portfolio(s) in which the gateway fund invests. The Funds are subject to the limitations as described in this section and elsewhere in this SAI and/or the Prospectus(es). Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets. Unless otherwise noted or required by applicable law, the percentage limitations and qualitative investment policies included in this SAI or the Prospectus apply at the time of purchase of a security. To the extent a security type is described in this SAI that is not referenced in its Prospectus(es), a Fund under normal circumstances will not invest more than 15% of its assets in the security type unless otherwise specified.

     The Prospectus(es) identify and summarize the types of securities and assets in which the Funds may invest as part of their principal investment strategies, and the principal risks associated with such investments. This SAI identifies and summarizes other types of securities and assets in which the Funds may invest, each of which is subject to the same kinds of risks as are described in the Prospectus(es). Certain additional risks associated with each type of investment are identified and described below.

DEBT SECURITIES
----------------

Asset-Backed Securities
-----------------------


     Asset-backed securities are securities that are secured or "backed" by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are created in a process called securitization. In a securitization transaction, an originator of loans or an owner of accounts receivable of a certain type of asset class sells such underlying assets in a "true sale" to a special purpose entity, so that there is no recourse to such originator or owner. Payments of principal and interest on asset-backed securities typically are tied to payments made on the pool of underlying assets in the related securitization. Such payments on the underlying assets are effectively "passed through" to the asset-backed security holders on a monthly or other regular, periodic basis. The level of seniority of a particular asset-backed security will determine the priority in which the holder of such asset-backed security is paid, relative to other security holders and parties in such securitization. Examples of underlying assets include consumer loans or receivables, home equity loans, automobile loans or leases, and timeshares, although other types of receivables or assets also may be used as underlying assets.


     While asset-backed securities typically have a fixed, stated maturity date, low prevailing interest rates may lead to an increase in the prepayments made on the underlying assets. This may cause the outstanding balances due on the underlying assets to be paid down more rapidly. As a result, a decrease in the originally anticipated interest from such underlying securities may occur, causing the asset-backed securities to pay-down in whole or in part prior to their original stated maturity date. Prepayment proceeds would then have to be reinvested at the lower prevailing interest rates. Conversely, prepayments on the underlying assets may be less than anticipated, causing an extension in the duration of the asset-backed securities.

     Delinquencies or losses that exceed the anticipated amounts for a given securitization could adversely impact the payments made on the related asset-backed securities. This is a reason why, as part of a securitization, asset-backed securities are often accompanied by some form of credit enhancement, such as a guaranty, insurance policy, or subordination. Credit protection in the form of derivative contracts may also be purchased. In certain securitization transactions, insurance, credit protection, or both may be purchased with respect to only the most senior classes of asset-backed securities, on the underlying collateral pool, or both. The extent and type of credit enhancement varies across securitization transactions.

     In addition to the normal risks associated with debt securities discussed elsewhere in this SAI and the Prospectus(es), asset-backed securities carry additional risks including, but not limited to, the possibility that (i) the pace of payments on underlying assets may be faster or slower than anticipated or payments may be in default; (ii) the creditworthiness of the credit support provider may deteriorate; and (iii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.

Bank Obligations
-----------------

     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political, regulatory or economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different regulatory, accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Collateralized Debt Obligations
-------------------------------

     Collateralized debt obligations ("CDOs") are composed of two main categories: cash and synthetic. Cash CDOs are further sub-divided into the following two types: cash flow and market value. The two structures differ from each other in the manner by which cash flow is generated to pay the security holders, the manner in which the structure is credit-enhanced, and how the pool of underlying collateral is managed. Cash flow CDOs are backed, or "collateralized," by a pool of high-yield bonds or loans, which pay principal and interest on a regular basis. Credit enhancement is achieved by having multiple classes of securities. The most senior/highest-rated class will be the last to be affected by any interruption of cash flow from the underlying assets. In a cash flow CDO, the collateral manager endeavors to maintain a minimum level of diversification and weighted average rating among the underlying assets in an effort to keep severity of loss low. In a market value CDO, classes of securities receive payments based on the mark-to-market returns on the underlying collateral. Credit enhancement is achieved by specific overcollateralization levels in the form of advance rates assigned to each underlying collateral asset. Because principal and interest payments on the securities come from collateral cash flows and sales of collateral, which the collateral manager monitors, returns on a market value CDO are substantially related to the collateral manager's performance.

     Certain products that are similar in structure to CDOs include collateralized loan obligations ("CLOs") and collateralized bond obligations ("CBOs"). Similar to CDOs, CLOs are structured such that each CDO and CLO typically has a foreign issuer, which is generally a special purpose vehicle, and a domestic co-issuer. Certain securities, such as notes, issued in a particular CDO or CLO are generally co-issued by the foreign issuer and the co-issuer, and are rated by one or more Nationally Recognized Statistical Ratings Organization (each, a "NRSRO"). Other securities, such as preference shares, preferred shares, or subordinated notes, issued in a particular CDO or CLO are generally issued only by the foreign issuer and are not rated by any NRSROs. Securities issued in CBOs, too, are issued by foreign issuers or other separate legal entities.

     CDOs, CLOs, and CBOs are typically collateralized by a pool of loans. These underlying loans may include pools of other securities. Generally, CDOs and CLOs have collateral quality tests and eligibility criteria that must be satisfied before a security may be selected as collateral for the CDO or CLO. The collateral selected for a particular CDO depends on both the sector of securities the CDO's collateral manager wants to manage, as well as the objectives of the CDO itself. For example, a trust preferred CDO is generally collateralized by combination of some or all of the following types of securities: trust preferred securities issued by trust subsidiaries of bank holding companies or of insurance holding companies; subordinated notes issued by banks, thrifts, or other depository institutions, or by holding companies of insurance companies; surplus notes issued by insurance companies; or senior securities issued by holding companies of one or more insurance companies or insurance intermediaries. In contrast, an ABS CDO has as its collateral various concentrations of different types of asset-backed securities. Securities issued in CLOs generally are backed by portfolios of primarily leveraged loans and high yield bonds. Typically, securities issued in CBOs are backed by a diversified pool of high risk, below investment grade fixed income securities. In addition to the foregoing, a particular CDO, CLO, or CBO may have as its collateral, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or may be the unrated equivalent of such loans.

     Similar to asset-backed securities, payments are made on CDO, CLO, and CBO securities in order of their seniority among other classes of securities issued from the same issuing entity. Also, similar to securitization transactions, fees, including administrative expenses, are generally paid to various parties in the CDO prior to payments being made on the CDO securities. Generally, CDOs and CLOs will pay certain management fees to the collateral manager. Unlike securitizations, securities issued in CDOs, CLOs, and CBOs generally have quarterly, rather than monthly, payment dates.

     CDOs, CLOs and CBOs are privately offered and sold, and are not publicly registered with the SEC. As a result, CDO, CLO, and CBO securities may be characterized as being illiquid. However, an active dealer market may exist for such securities, thereby allowing such securities to qualify for an exemption from registration under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act").

     Classes, or "tranches," of CDO, CLO and CBO securities vary in level of risk and yield. The most junior tranche is generally the tranche that bears the highest level of risk, but also generally bears the highest rate of return. This is because tranches bear losses in the reverse order of their seniority with respect to one another. For this reason, the most junior tranche is the tranche that bears losses first from the defaults on the underlying collateral. Because the more junior tranches absorb losses prior to the more senior tranches, the most subordinate tranches serve to protect the more senior tranches from default in all but the most severe circumstances. Due to this type of protection from losses, a senior CDO, CLO, or CBO tranche generally bears the lowest risk, and has a smaller coupon, corresponding lower yield, and higher rating from nationally recognized statistical ratings organizations than tranches of more junior securities. Despite the protection the most subordinated tranches provide, CDO, CLO, or CBO tranches can experience substantial losses due to the rate of actual defaults on the underlying collateral. The type of collateral used as underlying securities in a particular CDO, CLO, or CBO therefore may substantially impact the risk associated with purchasing the securities such CDO, CLO, or CBO issues. Other factors that may influence the value or yield or return on a CDO, CLO, or CBO security include the disappearance of tranches from a particular issuance in reverse order of seniority, as such tranches would otherwise have protected the more senior tranches from losses, market anticipation of defaults, and loss of investor appetite for CDO, CLO and CBO securities generally.

     In addition to the risks generally associated with debt securities, including asset-backed securities and derivatives, discussed elsewhere in this SAI and the Prospectus(es), CDOs, CLOs, and CBOs each carry additional risks including, but not limited to the possibility that (i) distributions from the underlying collateral securities will be inadequate to make interest or principal payments on the related CDO, CLO, or CBO securities; (ii) for collateral that has NRSRO ratings, such ratings may be downgraded; and (iii) the CDOs, CLOs, or CBOs may themselves purchase as underlying collateral securities issued by other CDOs.

Commercial Paper
----------------

     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The Funds may only purchase commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) of issuers that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.

     ASSET-BACKED COMMERCIAL PAPER. Securities that are issued from commercial paper conduits are called asset-backed commercial paper securities. Credit support for such securities falls into two categories: liquidity protection and protection against ultimate default under the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the securities or underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, such as by issuing senior and subordinated instruments or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount or a downgrade or loss of credit support could adversely impact the value of or return on an investment in an asset-backed commercial paper security.

     Commercial paper is also subject to the risks generally associated with debt securities discussed elsewhere in this SAI and the Prospectus(es).

Convertible Securities
-----------------------

     A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security tends not to be as sensitive to interest rates as a similar fixed-income security, and tends not to be as sensitive to changes in share price as its underlying stock.

     Investing in convertible securities is subject to certain risks in addition to those generally associated with debt securities discussed elsewhere in this SAI and the Prospectus(es). Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be or become illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses.

     The creditworthiness of the issuer of a convertible security is important because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to conversion or redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. This feature may require a holder to convert the security into the underlying common stock, even if the value of the underlying common stock has declined substantially. In addition, companies that issue convertible securities frequently are small- and mid-capitalization companies and, accordingly, carry the risks associated with investments in such companies.

     While the Funds use the same criteria to evaluate the credit quality of a convertible debt security that they would use for a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund's credit evaluation, as well as financial reporting and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholders to take action. Preferred stock generally has no maturity date, so its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Corporate Debt Securities
-------------------------

     Certain of the debt instruments purchased by the Funds may be interest-bearing securities issued by a company, called corporate debt securities. The issuer of a corporate debt security has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a corporate debt security before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate corporate debt securities will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" corporate debt securities, on the other hand, fluctuate much less in response to market interest rate movements than the value of fixed-rate securities. Corporate debt securities may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Corporate debt securities may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

     Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Longer-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income corporate debt securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Certain corporate debt securities that may be purchased by the Fund, such as those rated "Baa" or lower by Moody's Investors Service, Inc. ("Moody's") and "BBB" or lower by Standard & Poor's Rating Group ("S&P") tend to be subject to greater issuer credit risk, to greater market fluctuations and pricing uncertainty, and to less liquidity than lower yielding, higher-rated fixed-income securities. If a security held by a Fund is downgraded, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security. The ratings of S&P, Fitch and Moody's are more fully described in the Appendix. Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk, as more fully described in the Prospectus(es).

Dollar Roll Transactions
------------------------

     Dollar roll transactions are transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. A Fund will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Floating- and Variable-Rate Obligations
---------------------------------------

     Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a referenced lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, monitors the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks and other risks generally associated with debt securities.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Insurance Funding Agreements
----------------------------

     A Fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See the section entitled "Illiquid Securities").

Guaranteed Investment Contracts
-------------------------------

     The Funds may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Fund will purchase a GIC only when the adviser has determined that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments in which the Fund may otherwise invest. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less.

High Yield Securities
----------------------

     The Government Securities Fund, Inflation-Protected Bond Fund, Short Duration Government Bond Fund and Stable Income Fund are not permitted to purchase high yield securities. The Total Return Bond Fund may not invest more than 5% of its net assets in high yield securities. High yield securities (also known as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by the adviser to be below investment-grade, or in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and tend to be more volatile than higher-rated securities of similar maturity. The value of these debt securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. These securities tend to be less liquid and more difficult to value than higher-rated securities.

     The market values of certain high yield and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, issuers of high yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them. Their ability to service their debt obligations, especially during an economic downturn or during sustained periods of high interest rates, may be impaired.


     The risk of loss due to default by such issuers is significantly greater because high yield and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield and comparable unrated securities may diminish the Fund's ability to: (i) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (ii) sell the securities either to meet redemption requests or to respond to changes in the economy or in financial markets.

Inflation-Protected Debt Securities
------------------------------------


     The Inflation-Protected Bond Fund invests primarily in, and the other Funds may invest in inflation-protected debt securities, including Treasury Inflation-Protected Securities ("TIPS"). Inflation-protected debt securities are instruments whose principal is indexed to a measure of inflation such as, for example, the Consumer Price Index.


     A Fund's yield and return will reflect both any inflation adjustment to interest income and the inflation adjustment to principal.

     Inflation-protected debt securities are subject to greater risk than traditional debt securities if interest rates rise in a low inflation environment. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and will rise when real interest rates fall.



     While these securities are expected to be protected from long term inflationary trends, short term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the debt securities' inflationary measure. Income fluctuations associated with changes in market interest rates are expected to be low; however, income fluctuations associated with changes in inflation are expected to be high. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation indexed bonds may experience greater losses than other fixed income securities with similar durations.


     For federal income tax purposes, both interest payments and the difference between original principal and the inflation-adjusted principal of inflation-protected debt securities will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received.


Letters of Credit
-----------------

     Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings banks and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.


Loan Participations
-------------------

     A loan participation gives a Fund an undivided proportionate interest in a loan or instrument originated by a bank or other institution. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, typically do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the loan participation.

Money Market Instruments
------------------------


     Investments in the following types of high-quality money market instruments are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at date of purchase "Prime-1" by Moody's or "A-1" by S&P, or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and
(ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Mortgage-Related Securities
----------------------------

     MORTGAGE-BACKED SECURITIES. Mortgage-backed securities, also called mortgage pass-through securities, are issued in securitizations (see "Asset-Backed Securities" section) and represent interests in "pools" of underlying residential mortgage loans that serve as collateral for such securities. Similar to asset-backed securities, the monthly payments made by the individual borrowers on the underlying residential mortgage loans are effectively "passed through" to the mortgage-backed securities (net of administrative and other fees paid to various parties) as monthly principal and interest payments.

     The stated maturities of mortgage-backed securities may be shortened by unscheduled prepayments of principal on the underlying mortgage loans, and the expected maturities may be extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the maturity of a particular mortgage-backed security. Variations in the maturities of mortgage-backed securities will affect the yield of each such security and the portfolio as a whole. Rates of prepayment of principal on the underlying mortgage loans in mortgage-backed securitizations that are faster than expected may expose the mortgage-backed securities issued in such securitizations to a lower rate of return and require reinvestment of proceeds at lower prevailing interest rates. Also, if a mortgage-backed security has been purchased at a premium, but is backed by underlying mortgage loans that are subject to prepayment, if prepayments are made on such underlying collateral, then the value of the premium effectively would be lost or reduced.

     Like other fixed-income securities, when interest rates rise, the value of mortgage-backed securities generally will decline and may decline more than other fixed-income securities as the expected maturity extends. Conversely, when interest rates decline, the value of mortgage-backed securities having underlying collateral with prepayment features may not increase as quickly as other fixed-income securities as the expected maturity shortens. Payment of principal and interest on some mortgage-backed securities issued or guaranteed by a government agency (but not the market value of the securities themselves) is guaranteed by a government association, such as the Government National Mortgage Association ("GNMA" or "Ginnie Mae"), or by a government-sponsored entity, such as the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac") or Federal National Mortgage Association ("FNMA" or "Fannie Mae"). Unlike FHLMC and FNMA, which act as both issuers and guarantors of mortgage-backed securities, GNMA only provides guarantees of mortgage-backed securities. Only GNMA guarantees are backed by the full faith and credit of the U.S. Government. Mortgage-backed securities issued or guaranteed by FHLMC or FNMA are not backed by the full faith and credit of the U.S. Government. FHLMC and FNMA are authorized to borrow money from the U.S. Treasury or the capital markets, but there can be no assurance that they will be able to raise funds as needed or that their existing capital will be sufficient to satisfy their guarantee obligations. Mortgage-backed securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. Collateralized mortgage obligations, commercial mortgage-backed securities, adjustable rate mortgage securities and mortgage participation certificates are the primary types of mortgage-backed securities utilized by the Funds.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs are debt obligations that may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. Each CMO is structured so that multiple classes of securities are issued from such CMO, with each class bearing a different stated maturity. Payments of principal on the underlying securities, including prepayments, are first "passed through" to investors holding the class of securities with the shortest maturity; investors holding classes of securities with longer maturities receive payments on their securities only after the more senior classes have been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

     COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). CMBS are securities that are secured by mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans, such as office buildings, hotels, and shopping malls. These risks include the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a commercial property to attract and retain tenants. While CMBS are sold both in public transactions registered with the SEC and in private placement transactions, CMBS may be less liquid and exhibit greater price volatility than other types of mortgage-backed or asset-backed securities.

     ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS"). ARMS are securities that are secured by mortgage loans with adjustable interest rates and may be issued or guaranteed by a government agency such as GNMA, by government-sponsored entities such as FNMA or FHLMC, or by a private issuer. The mortgage loans underlying ARMS guaranteed by GNMA are typically federally insured by the Federal Housing Administration ("FHA") or guaranteed by the Department of Veterans Affairs ("VA"), whereas the mortgage loans underlying ARMS issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.

     ARMS are also offered by private issuers. These securities generally offer a higher rate of return in the form of interest payments, but because they offer no direct or indirect governmental guarantees, they also involve greater credit and interest rate risk. However, many private issuers or servicers of ARMS guarantee or provide private insurance for timely payment of interest and principal. In addition, the Funds may purchase some mortgage-related securities through private placements that are restricted as to further sale. The value of these securities may fluctuate more than that of other mortgage-related securities.

     MORTGAGE PARTICIPATION CERTIFICATES ("PCS"). Mortgage PCs and guaranteed mortgage certificates ("GMCs") are both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on an underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages, but pay interest semi-annually and return principal once a year in guaranteed minimum payments. PCs and GMCs differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

     OTHER MORTGAGE-BACKED SECURITIES. As new types of mortgage-backed securities are developed and offered to investors, the adviser will, consistent with each Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of mortgage-backed securities.

     CREDIT RISK. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, or any credit enhancer and/or the underlying mortgage borrowers have defaulted on their obligations. Credit risk is increased for mortgage-backed securities that are subordinated to another security (I.E., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, typically entail greater credit risk than mortgage-backed securities guaranteed by a government association or government-sponsored enterprise. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions and the performance of the mortgage pool backing such securities. An unexpectedly high rate of defaults on mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the holder of such mortgage-backed securities, particularly if such securities are subordinated, thereby reducing the value of such securities and in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.

     INTEREST RATE RISK. The interest rates on mortgage loans underlying ARMS generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities resulting from actual or anticipated fluctuations in market interest rates. The value of each Fund's ARMS may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Funds or if the Funds sell these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates. The interest rates on mortgages underlying other types of mortgage-backed securities generally do not reset at periodic intervals. Accordingly, non-ARMS have greater exposure to interest rate risk than ARMS.

Municipal Bonds
---------------

     Municipal bonds are debt obligations issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are supported by the municipality's general taxing authority, while revenue bonds are supported by the revenues from one or more particular project or activity. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities.


     Certain of the municipal obligations held by the Funds may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. Although the insurance feature is designed to reduce certain financial risks, the premiums for insurance and the higher market price sometimes paid for insured obligations may reduce a Fund's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch or otherwise rated investment grade. To the extent that securities held by a Fund are insured as to principal and interest payments by insurers whose claims-paying ability rating is downgraded by Moody's, S&P or Fitch, the value of such securities may be affected. There is, however, no guarantee that the insurer will meet its obligations. Moreover, the insurance does not guarantee the market value of the insured obligation or the net asset value of the Fund's shares. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors. A Fund also may purchase municipal obligations that are additionally secured by bank credit agreements or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities.


     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in a shareholder's federal alternative minimum taxable income. Moreover, a Fund cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Fund and the liquidity and value of the Fund's portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.


     A Fund invests in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes. Such opinion may have been issued as of a date prior to the date that the Fund acquires the municipal security. Subsequent to a Fund's acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by a Fund as "exempt-interest dividends" could be adversely affected, subjecting the Fund's shareholders to increased federal income tax liabilities. Under highly unusual circumstances, the Internal Revenue Service may determine that a municipal bond issued as tax-exempt should in fact be taxable. If any Fund held such a bond, it might have to distribute taxable income or reclassify as taxable, ordinary income that was previously distributed as exempt-interest dividends.


     TAXABLE MUNICIPAL OBLIGATIONS. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Municipal Notes
----------------

     Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANS. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANS. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANS. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.


     RAWS. Revenue anticipation warrants, or reimbursement warrants, are issued to meet the cash flow needs of state governments at the end of a fiscal year and in the early weeks of the following fiscal year. These warrants are payable from unapplied money in a state's general fund, including the proceeds of RANs issued following enactment of a state budget or the proceeds of refunding warrants issued by the state, and are typically subordinated in right of payment to RANs.


     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (I.E., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (I.E., market risk).

Preferred Securities
--------------------


     The Funds may invest in securities that are known as "preferred securities" or "hybrid securities". Certain of these securities are deemed to be debt obligations although they may have one or more characteristics found in equity securities (E.G., no stated maturity date). The Funds will treat a preferred security as a corporate debt obligation so long as it has some combination of the following characteristics: the security pays interest; the security is priced relative to a U.S. Treasury security; the security is rated by one or more of the Nationally Recognized Statistical Rating Organizations; the security is callable; the security is issued by a corporation or similar for-profit entity; and/or other factors.


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


Stripped Securities
--------------------

     The following Funds are limited to investing up to 10% of their total assets in stripped mortgage-backed securities ("SMBS"): Government Securities Fund, High Income Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund, Strategic Income Fund, Total Return Bond Fund, and Ultra Short-Term Income Fund. The Short Duration Government Bond Fund is limited to investing up to 10% of its total assets in stripped treasury and SMBS, including zero coupon bonds. Securities issued by the U.S. Treasury and certain securities issued by government authorities and government-sponsored enterprises are eligible to be stripped into interest components and principal components. Stripped securities are purchased by the Funds at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest-rate fluctuations than similar securities that offer periodic payments over time. SMBS are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in the prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only.

     Stripped securities may also include participations in trusts that hold U.S. Treasury securities where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities.

Supranational Agency Securities
-------------------------------

     Debt security investments may include the debt securities of "supranational" entities if the adviser believes that the securities do not present risks inconsistent with a Fund's investment objective. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (an agency of the World Bank), the Asian Development Bank and the InterAmerican Development Bank.

U.S. Government Obligations
---------------------------


     U.S. Government obligations include securities issued by the U.S. Treasury, U.S. Government agencies or U.S. Government-sponsored entities. While U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government, securities issued by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S. Government. The Government National Mortgage Association (GNMA), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (I.E. not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are subject to low but varying degrees of credit risk, and are still subject to interest rate and market risk.

     In addition to the securities discussed above, a Fund may also purchase debt guaranteed by the Federal Deposit Insurance Corporation (FDIC), an independent agency of the U.S. Government, through the FDIC's Temporary Liquidity Guarantee Program (TLGP). Under the TLGP, the FDIC guarantees newly issued senior unsecured debt issued on or before June 30, 2009 by FDIC-insured depository institutions, U.S. bank holding companies and financial holding companies and certain U.S. savings and loan holding companies (FDIC-backed debt). The expiration date of the FDIC's guarantee is the earlier of the maturity date of the FDIC-backed debt or June 30, 2012. FDIC-backed debt is backed by the full faith and credit of the U.S. Government, but is still subject to interest rate and market risk.


Zero-Coupon, Step-Up Coupon, and Pay-in-Kind Securities
-------------------------------------------------------

     These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are securities that make no periodic interest payments, but are instead sold at discounts from face value. Step-up coupon bonds are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Pay-in-kind securities pay bondholders in more bonds instead of cash interest. If these securities do not pay current cash income, the market prices of these securities would generally be more volatile and likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities.

DERIVATIVES
-----------

Derivative Securities
---------------------

     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500 Index, or a rate, such as the London Interbank Offered Rate ("LIBOR"), including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Futures contracts and options are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below. Other common types of derivatives include forward foreign currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.

     An investment is often made in derivative securities as a "hedge" against fluctuations in the market value of the other securities in a Fund's portfolio due to currency exchange rate fluctuations or other factors in the securities markets, although a Fund may also invest in certain derivative securities for investment purposes only. Other reasons why a Fund may use derivative securities include protecting its unrealized gains reflected in the value of its portfolio of securities, facilitating the sale of such securities for investment purposes, reducing transaction costs, and/or managing the effective maturity or duration of its portfolio.

     While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of a Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets. The trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these derivative securities will perform under different economic interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of securities and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or a Fund could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of derivative securities.

     Additional risks of derivative securities include, but are not limited to: the risk of disruption of a Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (I.E., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with a particular Fund's investment objective, policies, restrictions and quality standards, and does not expose such Fund to undue risk.

     A Fund's use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. A Fund also may not use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.

     Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge a Fund's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the derivative and imperfect correlation of the derivative with underlying investments for which it is being substituted or the Fund's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

     Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. A Fund's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain.

     The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Fund may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.


     A Fund that is authorized to invest in derivatives may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

     CREDIT DERIVATIVES. A credit derivative is a form of derivative that is divided into two categories: credit default swaps and total return swaps. Both such categories of credit derivatives are usually governed by the standard terms and conditions of an ISDA Master Agreement.

     A credit default swap involves a protection buyer and a protection seller. A Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. A Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (I.E., credit risk) in return for a periodic payment from the total return receiver based on designated index (E.G., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

     Other types of credit derivatives include credit-linked notes and other forms of debt obligations having an embedded credit default swap component. In such type of credit derivative, payments of principal and interest are tied to the performance of one or more reference obligations or assets.

     In all of the above-referenced credit derivative transactions, the same general risks inherent to derivative transactions are present. However, credit derivative transactions also carry with them greater risks of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment. If a Fund writes a credit default swap, it receives an up-front premium. A Fund's exposure under a credit default swap, though, is a form of leverage and will be subject to the restrictions on leveraged derivatives.

Futures and Options Contracts
-----------------------------


     In General. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (I.E., exposure to adverse price changes).

     Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Fund's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (I.E., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the Fund.

     A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.


     Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.


     A Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.


     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).


     OPTIONS TRADING. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     A Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

     A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

     Below is a description of some of the types of futures and options in which the Funds may invest.


     STOCK INDEX OPTIONS. A Fund may purchase and write (I.E., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Funds will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.


     STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. A Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     FOREIGN CURRENCY FUTURES CONTRACTS. A Fund may invest in foreign currency futures contracts which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, is regulated by the CFTC and is traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

     To the extent that a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a foreign currency futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a foreign currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These foreign currency futures contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of foreign currency futures contracts involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency futures contracts also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency futures contracts also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency futures contracts and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its currency risks, and may cause a Fund to lose money on its investments in foreign currency futures contracts.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

     FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.

Swap Agreements and Swaptions
-----------------------------

     Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement. In a swaption, in exchange for an option premium, the purchaser of the swaption acquires the right, but not the obligation, to enter into a specified swap agreement with a counterparty on a specified future date. If there is a default by the other party to a swap agreement or swaption, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case a Fund may not receive the net amount of payments that such Fund contractually is entitled to receive.

     INTEREST RATE SWAP AGREEMENTS. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. The exchange commitment can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swap agreements on a net basis. In so doing, the two payment streams under the swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap agreement, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund's exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Additionally, whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the adviser's ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (I.E., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

     CREDIT DEFAULT SWAP AGREEMENTS. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

     Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

     EQUITY SWAPS. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (E.G., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

     The values of equity swaps can be very volatile. To the extent that the adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

     TOTAL RETURN SWAP AGREEMENTS. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund's portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

     Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (I.E., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund's obligations will be accrued on a daily basis, and the full amount of a Fund's obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

     VARIANCE, VOLATILITY AND CORRELATION SWAP AGREEMENTS. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

EQUITY SECURITIES
-----------------


     The following equity securities may be purchased by a Fund to the extent such purchase is consistent with the Fund's investment objective and strategies.


Common and Preferred Stocks
---------------------------

     Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Common and preferred stock are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's investment.

Real Estate/REIT Securities
---------------------------

     Although the Funds will not invest directly in real estate, the Funds may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in real estate investment trusts ("REITs") is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; changes in interest rates; and acts of terrorism, war or other acts of violence. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

     Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

     Investments in mortgage-related securities involve certain risks, which are described under Mortgage-Related Securities, above, and in the Prospectus(es).

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS
---------------------------------------------

Foreign Obligations and Securities
-----------------------------------

     Investments in foreign obligations and securities include debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.


     Foreign securities include, among others, American Depositary Receipts
(ADRs) and similar investments, including Canadian Depositary Receipts (CDRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs). ADRs, CDRs, EDRs, GDRs, and IDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar.


     The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.


     Because a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by a wide range of political and economic factors, including the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention and stability, speculation and other factors also affect exchange rates.


     A Fund may engage in foreign currency transactions in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may enter into a forward contract to protect against a decrease in the price of securities denominated in a particular currency a Fund intends to purchase. If it is anticipated that exchange rates will rise, a Fund may enter into a forward contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These forward contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.


     Foreign currency transactions, such as forward foreign currency exchange contracts, are contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The Adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions.


     The use of foreign currency transactions involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency transactions also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency transactions and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its investments in foreign currency transactions. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

Participation Notes
-------------------


     The Funds may purchase participation notes, also known as participation certificates. Participation notes are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. Participation notes may be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.


OTHER INVESTMENTS AND TECHNIQUES
---------------------------------

Borrowing
----------

     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------

     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Funds have a segregated account in which they may maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is at least equal to the amount of such commitments.

Illiquid Securities
-------------------

     Securities not registered under the 1933 Act, and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% of its net assets in illiquid securities.

Loans of Portfolio Securities
-----------------------------

     Portfolio securities may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification;
(iii) the Fund will receive any interest or distributions paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     For lending its securities, a Fund will earn either a fee payable by the borrower on loans that are collateralized by U.S. Government securities or a letter of credit, or income on instruments purchased with cash collateral (after payment of a "broker rebate fee" to the borrower). Cash collateral is invested on behalf of the Fund by the Securities Lending Agent in high-quality,

U.S. dollar-denominated short-term money market instruments that have been evaluated and approved by the Funds' investment adviser and are permissible investments for a Fund. Cash collateral is invested on behalf of a Fund in a manner similar to the Funds' investment of its cash reserves and the Fund bears the gains and losses on such investments. The net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. Loans of securities also involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, loans may be called at any time and generally will be called if a material event affecting the investment is to occur so that securities may be voted by the Fund.

     Each lending Fund pays a portion of the net interest or fees earned from securities lending to a securities lending agent. Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard. The Securities Lending Agent may make payments to borrowers and placing brokers. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser or the distributor.

Other Investment Companies
--------------------------


     A Fund may invest in shares of other open-end and closed-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the fund's non-fundamental investment policies. Currently, under the 1940 Act, a fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of such fund's total assets with respect to any one investment company; and (iii) 10% of such fund's total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.


     Other investment companies may include exchange-traded funds ("ETFs"), which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track and to the risks of the specific sector or industry tracked by the ETF. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons. Although ETFs that track broad market indexes are typically large and their shares are fairly liquid, ETFs that track more specific indexes tend to be newer and smaller, and all ETFs have limited redemption features. Pursuant to certain exemptive relief granted by the SEC, the Fund's investments in certain ETFs may exceed certain of the limits described above.

     Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated Funds, including the money market Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest.


     Private Placement and Other Restricted Securities
     -------------------------------------------------


     Private placement securities are not registered under the 1933 Act. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. However, private placement and other "restricted" securities typically cannot be resold without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A (a "Rule 144A Security")), and may not be readily marketable.


     Private placement and other restricted securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Investing in private placement and other restricted securities is subject to certain additional risks. They may be considered illiquid securities as they typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value due to the absence of an active trading market. Delay or difficulty in selling such securities may result in a loss to a Fund. Restricted securities, including Rule 144A Securities, that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation:

(i) the frequency of trades and quotes for the Rule 144A Security; (ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the Rule 144A Security; and (iv) the nature of the Rule 144A Security and the nature of the marketplace trades (E.G., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer). The adviser will apply a similar process to evaluating the liquidity characteristics of other restricted securities. There can be no assurance that a restricted security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by a Fund.

Repurchase Agreements
---------------------

     Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. Repurchase agreements generally are subject to counterparty risk. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the underlying securities may be delayed or limited.


     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, and other illiquid securities. A Fund will only enter into repurchase agreements with broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the Fund's adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.


Reverse Repurchase Agreements
-----------------------------

     A reverse repurchase agreement is an agreement under which a Fund sells a portfolio security and agrees to repurchase it at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund's obligation to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales
-----------

     A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until a Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that a Fund owns the securities, which are placed in a segregated account until the transaction is closed out, or has the right to obtain securities equivalent in kind and amount to the securities sold short. A Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

     Short sales by a Fund that are not made "against the box" are limited to transactions in futures and options. Such transactions create opportunities to increase a Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the futures or options sold short without the need to invest the full purchase price of the futures or options on the date of the short sale, a Fund's NAV per share will tend to increase more when the futures or options it has sold short decrease in value, and to decrease more when the futures or options it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of futures or options sold short may continuously increase, although a Fund may mitigate such losses by replacing the futures or options sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing futures or options to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," a Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.

     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Fund will be "against the box," or the Fund's obligation to deliver the futures or options sold short not "against the box" will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of futures or options not "against the box" or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

Unrated Investments
-------------------


     A Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Funds. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's, Fitch, and S&P are more fully described in the Appendix to this SAI.


Warrants
--------


     Warrants are instruments, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.


                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

Trustees and Officers
---------------------

     The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.


     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of, as of October 1, 2009, 133 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"), except that the person occupying the office of Treasurer varies for specified Funds. The business address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.

     Information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears below. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.



                            POSITION HELD                                                                      OTHER PUBLIC
                                WITH                                                                            COMPANY OR
                             REGISTRANT/                                                                        INVESTMENT
                              LENGTH OF                         PRINCIPAL OCCUPATION(S)                          COMPANY
NAME AND AGE                 SERVICE/1/                           DURING PAST 5 YEARS                         DIRECTORSHIPS
------------------------ ------------------ -------------------------------------------------------------- -------------------
                                                      INDEPENDENT TRUSTEES
Peter G. Gordon, 67      Trustee, since     Co-Founder, Chairman, President and CEO of Crystal                     N/A
                         1998, Chairman,    Geyser Water Company.
                         since 2005
                         (Lead Trustee
                         since 2001)
Isaiah Harris, Jr., 56   Trustee, since     Retired. Prior thereto, President and CEO of BellSouth          CIGNA Corporation
                         2009, Advisory     Advertising and Publishing Corp from 2005 to 2007,              Deluxe Corporation
                         Board Member,      President and CEO of BellSouth Enterprises from 2004 to
                         from 2008 to       2005 and President of BellSouth Consumer Services from
                         2009               2000 to 2003. Currently a member of the Iowa State
                                            University Foundation Board of Governors and a member of
                                            the Advisory Board of Iowa State University School of
                                            Business.
Judith M. Johnson, 60    Trustee, since     Retired. Prior thereto, Chief Executive Officer and Chief              N/A
                         2008               Investment Officer of Minneapolis Employees Retirement
                                            Fund from 1996 to 2008. Ms. Johnson is a certified public
                                            accountant and a certified managerial accountant.
David F. Larcker, 58     Trustee, since     James Irvin Miller Professor of Accounting at the Graduate             N/A
                         2009, Advisory     School of Business, Stanford University, Director of
                         Board Member,      Corporate Governance Research Program and Co-Director of
                         from 2008 to       The Rock Center for Corporate Governance since 2006.
                         2009               From 2005 to 2008, Professor of Accounting at the Graduate
                                            School of Business, Stanford University. Prior thereto, Ernst
                                            & Young Professor of Accounting at The Wharton School,
                                            University of Pennsylvania from 1985 to 2005.
Olivia S. Mitchell, 56   Trustee, since     Professor of Insurance and Risk Management, Wharton                    N/A
                         2006               School, University of Pennsylvania. Director of the Boettner
                                            Center on Pensions and Retirement Research. Research
                                            associate and board member, Penn Aging Research Center.
                                            Research associate, National Bureau of Economic Research.
Timothy J. Penny, 57     Trustee, since     President and CEO of Southern Minnesota Initiative                     N/A
                         1996               Foundation, a non-profit organization, since 2007 and Senior
                                            Fellow at the Humphrey Institute Policy Forum at the
                                            University of Minnesota since 1995. Member of the Board
                                            of Trustees of NorthStar Education Finance, Inc., a
                                            non-profit organization, since 2007.
Donald C. Willeke, 69    Trustee, since     Principal of the law firm of Willeke & Daniels. General                N/A
                         1996               Counsel of the Minneapolis Employees Retirement Fund
                                            from 1984 to present.
                                                            OFFICERS
Karla M. Rabusch, 50     President, since   Executive Vice President of Wells Fargo Bank, N.A. and                 N/A
                         2003               President of Wells Fargo Funds Management, LLC since
                                            2003. Senior Vice President and Chief Administrative
                                            Officer of Wells Fargo Funds Management, LLC from 2001
                                            to 2003.

                          POSITION HELD                                                                 OTHER PUBLIC
                              WITH                                                                       COMPANY OR
                           REGISTRANT/                                                                   INVESTMENT
                            LENGTH OF                        PRINCIPAL OCCUPATION(S)                       COMPANY
NAME AND AGE               SERVICE/1/                          DURING PAST 5 YEARS                      DIRECTORSHIPS
---------------------- ------------------ ------------------------------------------------------------ --------------
David Berardi, 34      Assistant          Vice President of Evergreen Investment Management                  N/A
                       Treasurer, since   Company, LLC since 2008. Assistant Vice President of
                       2009               Evergreen Investment Services, Inc. from 2004 to 2008.
                                          Manager of Fund Reporting and Control for Evergreen
                                          Investment Management Company, LLC since 2004.
Jeremy DePalma, 35     Treasurer, since   Senior Vice President of Evergreen Investment Management           N/A
                       2009               Company, LLC since 2008. Vice President, Evergreen
                                          Investment Services, Inc. from 2004 to 2007. Assistant Vice
                                          President, Evergreen Investment Services, Inc. from 2000 to
                                          2004 and the head of the Fund Reporting and Control Team
                                          within Fund Administration since 2005.
C. David Messman, 49   Secretary, since   Senior Vice President and Secretary of Wells Fargo Funds           N/A
                       2000; Chief        Management, LLC since 2001. Vice President and Managing
                       Legal Officer,     Senior Counsel of Wells Fargo Bank, N.A. since 1996.
                       since 2003
Debra Ann Early, 45    Chief              Chief Compliance Officer of Wells Fargo Funds                      N/A
                       Compliance         Management, LLC since 2007. Chief Compliance Officer of
                       Officer, since     Parnassus Investments from 2005 to 2007. Chief Financial
                       2007               Officer of Parnassus Investments from 2004 to 2007 and
                                          Senior Audit Manager of PricewaterhouseCoopers LLP from
                                          1998 to 2004.


------

1   Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.

     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.


     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. The Governance Committee meets only as necessary and met once during the Funds' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

     The Governance Committee has adopted procedures by which a shareholder may properly submit a nominee recommendation for the Committee's consideration, which are set forth in the Trusts' Governance Committee Charter. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust. The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Governance Committee meeting at which the nominee would be considered. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address, and nationality of the person recommended by the shareholder (the "candidate"),
(B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), and
(f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the 1940 Act) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Governance Committee may require the candidate to interview in person or furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust. The Governance Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board.

     The Governance Committee may from time-to-time propose nominations of one or more individuals to serve as members of an "advisory board," as such term is defined in Section 2(a)(1) of the 1940 Act ("Advisory Trustees"). An individual may be eligible to serve as an Advisory Trustee only if that individual meets the requirements to be a "non-interested" Trustee under the 1940 Act and does not otherwise serve the Trust in any other capacity. Any Advisory Trustee shall serve at the pleasure of the Board and may be removed, at any time, with or without cause, by the Board. An Advisory Trustee may be nominated and elected as a Trustee, at which time he or she shall cease to be an Advisory Trustee. Advisory Trustees shall perform solely advisory functions. Unless otherwise specified by the Committee or the Board, Advisory Trustees are invited to attend meetings of the Board and all committees of the Board. Advisory Trustees shall participate in meeting discussions but do not have a vote upon any matter presented to the Board or any committee of the Board, nor do they have any power or authority to act on behalf of or to bind the Board, any committee of the Board or the Trust. Advisory Trustees shall not have any responsibilities or be subject to any liabilities imposed upon Trustees by law or otherwise. Advisory Trustees shall be entitled, to the maximum extent permitted by law, to be indemnified by the Trust and shall be covered by any liability insurance coverage that extends to Trustees and officers of the Trust. Advisory Trustees shall be paid the same meeting fees payable to Trustees and shall have their expenses reimbursed in accordance with existing Board expense reimbursement policies. Advisory Trustees shall not receive any retainer fees.

     (2) AUDIT COMMITTEE. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds' most recently completed fiscal year. Judith M. Johnson serves as the chairperson of the Audit Committee.

     COMPENSATION. For the calendar year ended December 31, 2008, each Trustee received an annual retainer (payable quarterly) of $160,000 from the Fund Complex. Each Trustee and Advisory Board Member also received a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at the first telephonic Fund Complex Board meeting and each telephonic Board meeting beyond five. In addition, the Chairperson of the Fund Complex Board received an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $20,000 annual retainer, for the additional work and time devoted by the Chairpersons. Prior to January 1, 2008, each Trustee received an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also received a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the Fund Complex Board received an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     Effective January 1, 2009, each Trustee receives an annual retainer (payable quarterly) of $160,000 from the Fund Complex. Each Trustee and Advisory Board Member receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee receives an additional $20,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other entity of the Fund Complex. The Officers are not compensated by the Trust for their services. For the fiscal year ended May 31, 2009, the Trustees received the following compensation:


                               COMPENSATION TABLE

                         FISCAL YEAR ENDED MAY 31, 2009



                                                       INDEPENDENT TRUSTEES
                      PETER G.   ISAIAH           JUDITH M.    DAVID F.     OLIVIA     TIMOTHY J.   DONALD C.
FUND                  GORDON     HARRIS, JR./2/   JOHNSON/3/   LARCKER/2/   MITCHELL   PENNY        WILLEKE
Diversified Bond      $  1,985   $   515           $  1,165     $   487     $  1,687   $  1,687     $  1,687
Government
Securities            $  1,985   $   515           $  1,165     $   487     $  1,687   $  1,687     $  1,687
High Income           $  1,985   $   515           $  1,165     $   487     $  1,687   $  1,687     $  1,687
Income Plus           $  1,985   $   515           $  1,165     $   487     $  1,687   $  1,687     $  1,687
Inflation-Protected
Bond                  $  1,985   $   515           $  1,165     $   487     $  1,687   $  1,687     $  1,687
Short Duration
Government Bond       $  1,985   $   515           $  1,165     $   487     $  1,687   $  1,687     $  1,687
Short-Term Bond       $  1,985   $   515           $  1,165     $   487     $  1,687   $  1,687     $  1,687
Short-Term High
Yield Bond            $  1,985   $   515           $  1,165     $   487     $  1,687   $  1,687     $  1,687
Stable Income         $  1,985   $   515           $  1,165     $   487     $  1,687   $  1,687     $  1,687
Strategic Income      $  1,985   $   515           $  1,165     $   487     $  1,687   $  1,687     $  1,687
Total Return Bond     $  1,985   $   515           $  1,165     $   487     $  1,687   $  1,687     $  1,687
Ultra Short-Term
Income                $  1,985   $   515           $  1,165     $   487     $  1,687   $  1,687     $  1,687
TOTAL COMPENSATION
FROM THE FUND
COMPLEX/1/            $266,000   $68,967           $156,164     $65,217     $226,000   $226,000     $226,000


------

/1/ Includes Trustee compensation received by other funds within the entire Fund Complex (consisting of 134 funds).
/2/ Isaiah Harris, Jr. and David F. Larker became Independent Trustees effective April 17, 2009. From November 1, 2008, to April 17, 2009, Messrs. Harris and Larcker served as Advisory Board Members. The compensation reflected in the table above for Messrs. Harris and Larcker is for the period November 1, 2008 to May 31, 2009.
/3/ Judith Johnson was appointed to the Board as an Independent Trustee effective August 1, 2008. The compensation reflected in the table above for Ms. Johnson is for the period August 1, 2008, to May 31, 2009.

     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2008, the Trustees, the Advisory Board Members and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over
$100,000.


           BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS AND FUND COMPLEX

                     CALENDAR YEAR ENDED DECEMBER 31, 2008



                                   INDEPENDENT TRUSTEES
                      PETER G.          ISAIAH            JUDITH M.
FUND                  GORDON            HARRIS JR./2/     JOHNSON
Diversified Bond      $      0          $      0               $0
Government
Securities            $      0          $      0               $0
High Income           $      0          $      0               $0
Income Plus           $      0          $      0               $0
Inflation-Protected                     $50,001-
Bond                  $      0          $100,000               $0
Short Duration        $10,001-          $50,001-
Government Bond       $ 50,000          $100,000               $0
Short-Term Bond       $      0          $      0               $0
Short-Term High
Yield Bond            $      0          $      0               $0
Stable Income         $      0          $      0               $0
Strategic Income      $      0          $      0               $0
                      $10,001-
Total Return Bond     $ 50,000          $      0               $0
Ultra Short-Term
Income                $      0          $      0               $0
Aggregate Dollar
Range of
Equity Securities Of
Fund
Complex/1/            over $100,000     over $100,000          $0

                                            INDEPENDENT TRUSTEES
                      DAVID F.     OLIVIA.S.         TIMOTHY J.        DONALD C.
FUND                  LARCKER/2/   MITCHELL          PENNY             WILLEKE
Diversified Bond           $0      $0                $0                $0
Government
Securities                 $0      $0                $0                $0
High Income                $0      $0                $0                $0
Income Plus                $0      $0                $0                $0
Inflation-Protected
Bond                       $0      over $100,000     $0                $0
Short Duration
Government Bond            $0      $0                $0                $0
Short-Term Bond            $0      $0                $0                $0
Short-Term High
Yield Bond                 $0      $0                $0                $0
Stable Income              $0      $0                $0                $0
Strategic Income           $0      $0                $0                $0
Total Return Bond          $0      $0                $0                $0
Ultra Short-Term
Income                     $0      $0                $0                $0
Aggregate Dollar
Range of
Equity Securities Of
Fund
Complex/1/                 $0      over $100,000     over $100,000     over $100,000


------

/1/   Includes Trustee ownership in shares of other funds within the entire
       Fund Complex (consisting of 134 funds) as of the calendar year end.
2   Messrs. Harris and Larcker were elected to the Board as Independent
       Trustees effective April 17, 2009.

     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2008, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser
------------------

     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

     AFFILIATED ADVISORY PROGRAMS. Funds Management, on behalf of participants
     -----------------------------
in programs managed by Funds Management, may invest a portion of the program's assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund's assets. In such an instance, Funds Management's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.

     The Funds operate under three types of advisory arrangements: (i) stand-alone Funds with an investment adviser and sub-adviser; (ii) gateway feeder Funds that invest in a single corresponding master portfolio of Master Trust ("Master Portfolio") and have "dormant" advisory arrangements at the gateway level; and (iii) gateway blended Funds that invest in two or more Master Portfolios and have active advisory arrangements at the gateway level.

     As compensation for its advisory services for the following stand-alone Funds, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund's average daily net assets:


                                                                            FEE
                                                           EFFECTIVE FROM 8/1/04 TO
FUND                               PRIOR TO 8/1/04                  6/2/08                        EFFECTIVE 6/2/08
 Income Plus                      0.60%                  First $500M            0.55%       First $500M            0.50%
                                                          Next $500M            0.50%        Next $500M           0.475%
                                                            Next $2B            0.45%          Next $2B            0.45%
                                                            Next $2B           0.425%          Next $2B           0.425%
                                                            Over $5B            0.40%          Over $5B            0.40%
 Short Duration Government        0.50%                  First $500M            0.45%       First $500M            0.40%
 Bond
                                                          Next $500M            0.40%        Next $500M           0.375%
                                                            Next $2B            0.35%          Next $2B            0.35%
                                                            Next $2B           0.325%          Next $2B           0.325%
                                                            Over $5B            0.30%          Over $5B            0.30%


                                        FEE EFFECTIVE FROM
FUND                                     4/11/05 TO 6/2/08                FEE EFFECTIVE 6/2/08
 Government Securities             First $500M            0.45%       First $500M         0.40%
                                    Next $500M            0.40%        Next $500M        0.375%
                                      Next $2B            0.35%          Next $2B         0.35%
                                      Next $2B           0.325%          Next $2B        0.325%
                                      Over $5B            0.30%          Over $5B         0.30%
 High Income                       First $500M            0.55%       First $500M         0.50%
                                    Next $500M            0.50%        Next $500M        0.475%
                                      Next $2B            0.45%          Next $2B         0.45%
                                      Next $2B           0.425%          Next $2B        0.425%
                                      Over $5B            0.40%          Over $5B         0.40%
 Short-Term Bond                   First $500M            0.45%       First $500M         0.40%
                                    Next $500M            0.40%        Next $500M        0.375%
                                      Next $2B            0.35%          Next $2B         0.35%
                                      Next $2B           0.325%          Next $2B        0.325%
                                      Over $5B            0.30%          Over $5B         0.30%
 Short-Term High Yield Bond        First $500M            0.55%       First $500M         0.50%
                                    Next $500M            0.50%        Next $500M        0.475%
                                      Next $2B            0.45%          Next $2B         0.45%
                                      Next $2B           0.425%          Next $2B        0.425%
                                      Over $5B            0.40%          Over $5B         0.40%

                                     FEE EFFECTIVE FROM
FUND                                  4/11/05 TO 6/2/08                FEE EFFECTIVE 6/2/08
 Strategic Income               First $500M            0.55%       First $500M         0.50%
                                 Next $500M            0.50%        Next $500M        0.475%
                                   Next $2B            0.45%          Next $2B         0.45%
                                   Next $2B           0.425%          Next $2B        0.425%
                                   Over $5B            0.40%          Over $5B         0.40%
 Ultra Short-Term Income        First $500M            0.45%       First $500M         0.40%
                                 Next $500M            0.40%        Next $500M        0.375%
                                   Next $2B            0.35%          Next $2B         0.35%
                                   Next $2B           0.325%          Next $2B        0.325%
                                   Over $5B            0.30%          Over $5B         0.30%


     As described in the second category above, the Inflation-Protected Bond Fund, Stable Income Fund and Total Return Bond Fund each invests 100% of its assets in a single respective Master Portfolio. Because each Fund invests all of its assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder fund level. However, in order to preserve flexibility to allow the Fund to invest in more than one Master Portfolio, the Fund has a "dormant" advisory arrangement with Funds Management. Under the dormant advisory arrangement, Funds Management will receive no advisory fees as long as the gateway feeder Fund invests all (or substantially all) of its assets in one Master Portfolio. In the event that the Fund converts into a gateway blended Fund as described above, Funds Management as adviser would be entitled to receive a fee of 0.25% for asset allocation services. The dormant advisory rate is listed below, as well as the advisory fee charged by Funds Management to a Master Portfolio of Master Trust in which each gateway feeder Fund invests.

                                     DORMANT
                         ACTIVE       ASSET    ADVISORY FEED PAID BY MASTER PORTFOLIO IN WHICH GATEWAY FEEDER FUND
GATEWAY                 ADVISORY   ALLOCATION                                INVESTS
FEEDER FUND               FEES        FEES*               ANNUAL RATE** (AS A PERCENTAGE OF NET ASSETS)
                                                                      EFFECTIVE FROM
                                                PRIOR TO 8/1/04      8/1/04 TO 6/2/08         EFFECTIVE 6/2/08
Inflation-Protected    0.00%      0.25%        0.50%             First $500M       0.45%  First $500M       0.40%
Bond***
                                                                  Next $500M       0.40%   Next $500M      0.375%
                                                                    Next $2B       0.35%     Next $2B       0.35%
                                                                    Next $2B      0.325%     Next $2B      0.325%
                                                                    Over $5B       0.30%     Over $5B       0.30%
Stable Income          0.00%      0.25%        0.50%             First $500M       0.45%  First $500M       0.40%
                                                                  Next $500M       0.40%   Next $500M      0.375%
                                                                    Next $2B       0.35%     Next $2B       0.35%
                                                                    Next $2B      0.325%     Next $2B      0.325%
                                                                    Over $5B       0.30%     Over $5B       0.30%
Total Return Bond***   0.00%      0.25%        0.50%             First $500M       0.45%  First $500M       0.40%
                                                                  Next $500M       0.40%   Next $500M      0.375%
                                                                    Next $2B       0.35%     Next $2B       0.35%
                                                                    Next $2B      0.325%     Next $2B      0.325%
                                                                    Over $5B       0.30%     Over $5B       0.30%

* Represents the proposed advisory fee payable to Funds Management as adviser if a Fund converts into a gateway blended Fund.
**   Represents the advisory fee payable to Funds Management as adviser to the
       Master Portfolio. This would be the proposed advisory fee payable to Funds Management as adviser if a Fund converts into a stand-alone fund.
***   Funds Management received the advisory fees reflected in the table for the periods prior to August 1, 2004, and from August 1, 2004, to July 26, 2005, as adviser to each stand-alone Fund. Effective July 27, 2005, the Inflation-Protected Bond Fund and Total Return Bond Fund converted from stand-alone funds to gateway feeder funds.

     As described in the third category above, the Diversified Bond Fund invests its assets in two or more Master Portfolios. Funds Management determines the Master Portfolios in which the gateway blended Fund invests and the percentage allocation that such Fund would make to each Master Portfolio. For these asset allocation services, Funds Management is entitled to receive an annual fee of 0.25% of the Fund's average daily net assets as indicated in the chart below.

                                      ADVISORY FEES
GATEWAY BLENDED FUND         (MAXIMUM ASSET ALLOCATION FEES)
 Diversified Bond           0.25%

     Advisory Fees Paid. For the fiscal year ends shown in the table below, the following Funds paid the following advisory fees and the investment adviser waived the indicated amounts:


                                    05/31/09                                   05/31/08
                        FEES          FEES        FEES PAID        FEES          FEES        FEES PAID
FUND                  INCURRED       WAIVED     AFTER WAIVER     INCURRED       WAIVED     AFTER WAIVER
Diversified Bond   $  107,241    $  107,241    $        0     $  161,083    $  161,083    $        0
Government         $6,649,756    $  537,997    $6,111,759     $5,325,410    $2,354,160    $2,971,250
Securities
High Income        $1,649,263    $  607,669    $1,041,594     $1,658,611    $1,269,225    $  389,386
Income Plus        $1,595,552    $  398,564    $1,196,988     $  299,722    $  189,334    $  110,388
Inflation-         $        0    $        0    $        0     $        0    $        0    $        0
Protected Bond
Short Duration     $2,153,062    $1,086,489    $1,066,573     $1,885,130    $1,279,092    $  606,038
Government
Bond
Short-Term Bond    $1,363,075    $  470,543    $  892,532     $1,697,387    $1,195,602    $  501,785
Short-Term High    $  614,597    $  345,232    $  269,365     $  505,810    $  415,807    $   90,003
Yield Bond
Stable Income      $        0    $        0    $        0     $        0    $        0    $        0
Strategic Income   $  121,639    $   92,266    $   29,373     $  244,096    $  141,911    $  102,185
Total Return       $        0    $        0    $        0     $        0    $        0    $        0
Bond/1/
Ultra Short-Term   $2,461,581    $1,520,751    $  940,830     $3,387,584    $3,238,097    $  149,487
Income

                                   05/31/07
                        FEES          FEES       FEES PAID
FUND                  INCURRED       WAIVED     AFTER WAIVER
Diversified Bond   $  225,337    $  225,337    $        0
Government         $4,492,108    $2,459,203    $2,032,905
Securities
High Income        $1,869,434    $1,390,793    $  478,641
Income Plus        $  302,399    $  186,837    $  115,562
Inflation-         $        0    $        0    $        0
Protected Bond
Short Duration     $2,265,486    $1,510,949    $  754,537
Government
Bond
Short-Term Bond    $1,987,662    $1,459,824    $  527,838
Short-Term High    $  644,683    $  575,094    $   69,589
Yield Bond
Stable Income      $        0    $        0    $        0
Strategic Income   $  218,325    $  114,303    $  104,022
Total Return       $        0    $        0    $        0
Bond/1/
Ultra Short-Term   $3,756,100    $3,257,156    $  498,944
Income



------

     General. Each Fund's Advisory Agreement will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisers
-----------------------

     Funds Management has engaged Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, to serve as investment sub-adviser to the stand-alone Funds. Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, the Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

     For providing investment sub-advisory services to the following stand-alone Funds, Wells Capital Management is entitled to receive monthly fees at the annual rates indicated below of each Fund's average daily net assets. These fees may be paid by Funds Management or directly by the Funds. If a sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.


FUND                                     SUB-ADVISER              SUB-ADVISORY FEES
 Government Securities                  Wells Capital       First $100M            0.20%
                                          Management         Next $200M           0.175%
                                                             Next $200M            0.15%
                                                             Over $500M            0.10%
 High Income                            Wells Capital       First $100M            0.35%
                                          Management         Next $200M            0.30%
                                                             Next $200M            0.25%
                                                             Over $500M            0.20%
 Income Plus                            Wells Capital       First $100M            0.20%
                                          Management         Next $200M           0.175%
                                                             Next $200M            0.15%
                                                             Over $500M            0.10%
 Short Duration Government Bond         Wells Capital       First $100M            0.15%
                                          Management         Next $200M            0.10%
                                                             Over $300M            0.05%
 Short-Term Bond                        Wells Capital       First $100M            0.15%
                                          Management         Next $200M            0.10%
                                                             Over $300M            0.05%
 Short-Term High Yield Bond             Wells Capital       First $100M            0.35%
                                          Management         Next $200M            0.30%
                                                             Next $200M            0.25%
                                                             Over $500M            0.20%
 Strategic Income                       Wells Capital       First $100M            0.35%
                                          Management         Next $200M            0.30%
                                                             Next $200M            0.25%
                                                             Over $500M            0.20%
 Ultra Short-Term Income                Wells Capital       First $100M            0.15%
                                          Management         Next $200M            0.10%
                                                             Over $300M            0.05%


------

Investment Sub-Advisers - Master Portfolios
-------------------------------------------

     Funds Management has engaged Galliard Capital Management, Inc. ("Galliard") and Wells Capital Management, affiliates of Funds Management, to serve as investment sub-advisers to the Master Portfolios in which the gateway funds invest, as listed in the chart below (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Subject to the direction of the Master Trust's Board, and the overall supervision and control of Funds Management and Master Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the master portfolios' assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the master portfolios. The Sub-Advisers also furnish such additional reports and information as Funds Management and the Master Trust's Board and officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to an affiliated Sub-Adviser.

     The sub-advisory fees currently charged to the master portfolios in which each gateway Fund invests, are listed in the chart below.

FUND                        MASTER PORTFOLIO                SUB-ADVISER                   SUB-ADVISORY FEES
 Diversified Bond         Inflation-Protected        Wells Capital Management       First $100M         0.20%
                             Bond Portfolio                                          Next $200M        0.175%
                                                                                     Next $200M         0.15%
                                                                                     Over $500M         0.10%
                             Managed Fixed                   Galliard               First $500M         0.10%
                          Income Portfolio/1/                                          Next $1B         0.05%
                                                                                     Over $1.5B         0.03%
                              Total Return           Wells Capital Management       First $100M         0.20%
                             Bond Portfolio                                          Next $200M        0.175%
                                                                                     Next $200M         0.15%
                                                                                     Over $500M         0.10%
 Stable Income               Stable Income                   Galliard               First $500M         0.10%
                              Portfolio/1/                                             Next $1B         0.05%
                                                                                     Over $1.5B         0.03%

------
/1/   Assets of the Managed Fixed Income Portfolio and Stable Income Portfolio
       are combined for purposes of determining the appropriate sub-advisory fee payable to Galliard for such Portfolios, and the breakpoints set forth above are based on the combined assets of such Portfolios.

Portfolio Managers
------------------


     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of May 31, 2009, the most recent fiscal year end for the Funds managed by the portfolio managers listed below (each, a "Portfolio Manager" and together, the "Portfolio Managers"). The Portfolio Managers manage the investment activities of the Funds on a day-to-day basis as follows.



FUND                             SUB-ADVISER                 PORTFOLIO MANAGERS
-------------------------------- --------------------------  -----------------------------
Diversified Bond                 Funds Management            Thomas C. Biwer, CFA
                                                             Christian L. Chan, CFA
                                                             Andrew Owen, CFA
Government Securities            Wells Capital Management    Michael J. Bray, CFA
                                                             Jay N. Mueller, CFA
Income Plus                      Wells Capital Management    Michael J. Bray, CFA
                                                             D. James Newton II, CFA, CPA
                                                             Thomas M. Price, CFA
                                                             Janet S. Rilling, CFA, CPA
High Income                      Wells Capital Management    Kevin J. Maas, CFA
Short-Term High Yield Bond                                   Thomas M. Price, CFA
Strategic Income                                             Michael J. Schueller, CFA
Inflation-Protected Bond         Wells Capital Management    Michael J. Bray, CFA
                                                             Jay N. Mueller, CFA
Short Duration Government Bond   Wells Capital Management    Thomas M. O'Connor, CFA
                                                             William C. Stevens
Short-Term Bond                  Wells Capital Management    Jay N. Mueller, CFA
                                                             Janet S. Rilling, CFA, CPA
Total Return Bond                Wells Capital Management    Troy Ludgood
                                                             Thomas M. O'Connor, CFA
                                                             Lynne A. Royer
                                                             William C. Stevens
Ultra Short-Term Income          Wells Capital Management    Jay N. Mueller, CFA
                                                             D. James Newton II, CFA, CPA
                                                             Thomas M. Price, CFA
Stable Income                    Galliard                    Richard Merriam, CFA
                                                             Ajay Mirza, CFA

     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."


                                       REGISTERED              OTHER POOLED
                                       INVESTMENT               INVESTMENT
                                       COMPANIES                 VEHICLES              OTHER ACCOUNTS
                                  NUMBER       TOTAL       NUMBER        TOTAL       NUMBER       TOTAL
                                    OF         ASSETS        OF         ASSETS         OF        ASSETS
PORTFOLIO MANAGER/1/             ACCOUNTS     MANAGED     ACCOUNTS      MANAGED     ACCOUNTS     MANAGED
FUNDS MANAGEMENT
 Thomas C. Biwer, CFA               8        $ 2.8257B       0        $        0       4       $  2.034M
 Christian L. Chan, CFA             8        $ 2.8257B       0        $        0       2       $    220K
 Andrew Owen, CFA                   8        $ 2.8257B       0        $        0       2       $    140K
GALLIARD
 Richard Merriam, CFA               0        $       0       0        $        0      27      $  2.1367B
 Ajay Mirza, CFA                    0        $       0       5        $ 11.6169B       6      $  5.2352B
WELLS CAPITAL MANAGEMENT
 Michael J. Bray, CFA               1        $     17M       1        $      84M      11      $  1.273 M
 Troy Ludgood                       6        $ 2.8   B       2        $  1.1   B      33      $ 10.8   B
 Kevin J. Maas, CFA                 0        $       0       0        $        0       7      $       1M
 Jay N. Mueller, CFA                0        $       0       0        $        0       6      $      76M
 D. James Newton II, CFA, CPA       0        $       0       0        $        0      11      $     256M
 Thomas M. O'Connor, CFA            6        $ 2.8   B       2        $  1.1   B      35      $ 11.3   B
 Thomas M. Price, CFA               0        $       0       0        $        0      19      $       8M
 Janet S. Rilling, CFA, CPA         0        $       0       0        $        0      47      $  2.6   B
 Lynne A. Royer                     6        $ 2.8   B       2        $  1.1   B      35      $ 10.8   B
 Michael J. Schueller, CFA          0        $       0       0        $        0       5      $       1M
 William C. Stevens                 6        $ 2.8   B       2        $  1.1   B      39      $ 11.3   B


------
/1/   If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.


                                     REGISTERED          OTHER POOLED
                                     INVESTMENT           INVESTMENT               OTHER
                                     COMPANIES             VEHICLES              ACCOUNTS
                                  NUMBER     TOTAL     NUMBER     TOTAL     NUMBER       TOTAL
                                    OF       ASSETS      OF       ASSETS      OF        ASSETS
PORTFOLIO MANAGER*               ACCOUNTS   MANAGED   ACCOUNTS   MANAGED   ACCOUNTS     MANAGED
FUNDS MANAGEMENT
 Thomas C. Biwer, CFA               0       $0            0      $0            0        $      0
 Christian L. Chan, CFA             0       $0            0      $0            0        $      0
 Andrew Owen, CFA                   0       $0            0      $0            0        $      0
GALLIARD
 Richard Merriam, CFA               0       $0            0      $0            2        $ 105.7M
 Ajay Mirza, CFA                    0       $0            0      $0            0        $      0
WELLS CAPITAL MANAGEMENT
 Michael J. Bray, CFA               0       $0            0      $0            0        $      0
 Troy Ludgood                       0       $0            0      $0            2        $   2.7B
 Kevin J. Maas, CFA                 0       $0            0      $0            0        $      0
 Jay N. Mueller, CFA                0       $0            0      $0            0        $      0
 D. James Newton II, CFA, CPA       0       $0            0      $0            0        $      0
 Thomas M. O'Connor, CFA            0       $0            0      $0            2        $  11.3B
 Thomas M. Price, CFA               0       $0            0      $0            0        $      0
 Janet S. Rilling, CFA, CPA         0       $0            0      $0            0        $      0
 Lynne A. Royer                     0       $0            0      $0            2        $   2.7B
 Michael J. Schueller, CFA          0       $0            0      $0            0        $      0
 William C. Stevens                 0       $0            0      $0            2        $   2.7B


------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

     To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

     FUNDS MANAGEMENT. In the case of Funds Management, the Portfolio Managers allocate interests in mutual funds between different funds, however, they may still be subject to the potential conflicts of interests described above.

     GALLIARD. In the case of Galliard, the Portfolio Managers may be subject to the potential conflicts of interests described above.

     WELLS CAPITAL MANAGEMENT. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

     COMPENSATION. The Portfolio Managers were compensated by their employing
     ------------
sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

     FUNDS MANAGEMENT COMPENSATION. The Portfolio Managers are compensated using a fixed cash salary, an annual bonus based in part on pre-tax performance of the mutual funds managed, deferred compensation, options, as well as a pension and retirement plan. Funds Management measures fund performance against a Lipper peer group average composite benchmark over a three-year rolling period. Bonus allocations depend on fund performance, market share goals, individual job objective and overall profitability of the business.

     GALLIARD COMPENSATION. The Portfolio Managers at Galliard are compensated using a fixed base salary, pension and retirement plan. The partners and principals of Galliard also participate in a profit sharing pool which is funded based on the firm's financial performance. The allocation of profit sharing to principals is based on their overall job performance and contribution to the firm. These payments are in addition to traditional bonus payments the principals receive based on investment performance of client accounts. Partners are allocated the balance of profits after the principals receive their payments on a fixed percentage basis based on their individual profit shares.

     WELLS CAPITAL MANAGEMENT COMPENSATION. The compensation structure for Wells Capital Management's Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1- and 3- year performance results versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund's portfolio may be compared for these purposes generally are indicated in the "Performance" sections of the Prospectuses.

     BENEFICIAL OWNERSHIP IN THE FUNDS. The following table shows for each
     ---------------------------------
Portfolio Manager the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

     $0;
     $1 - $10,000;
     $10,001 - $50,000;
     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.


PORTFOLIO MANAGER              FUND                                 BENEFICIAL OWNERSHIP
 FUNDS MANAGEMENT
 Thomas C. Biwer, CFA          Diversified Bond                     $             0
 Christian L. Chan, CFA        Diversified Bond                     $             0
 Andrew Owen, CFA              Diversified Bond                     $             0
 GALLIARD
 Richard Merriam, CFA          Stable Income Fund                   $             0
 Ajay Mirza, CFA               Stable Income Fund                   $             0
 WELLS CAPITAL MANAGEMENT
 Michael J. Bray, CFA          Government Securities Fund           $             0
                               Income Plus Fund                     $             0
                               Inflation-Protected Bond Fund        $             0
 Troy Ludgood                  Total Return Bond Fund               $             0
 Kevin J. Maas, CFA            High Income Fund                     $10,001-$50,000

PORTFOLIO MANAGER                    FUND                                   BENEFICIAL OWNERSHIP
                                     Short-Term High Yield Bond Fund        $              0
                                     Strategic Income Fund                  $              0
 Jay N. Mueller, CFA                 Government Securities Fund             $              0
                                     Inflation-Protected Bond Fund          $              0
                                     Short-Term Bond Fund                   $50,001-$100,000
                                     Ultra Short-Term Income Fund           $50,001-$100,000
 D. James Newton II, CFA, CPA        Income Plus Fund                       $      1-$10,000
                                     Ultra Short-Term Income Fund           $              0
 Thomas M. O'Connor, CFA             Short Duration Government Bond         $              0
                                     Fund
                                     Total Return Bond Fund                 $              0
 Thomas M. Price, CFA                High Income Fund                       $50,001-$100,000
                                     Income Plus Fund                       $              0
                                     Short-Term High Yield Bond Fund        $ 10,001-$50,000
                                     Strategic Income Fund                  $ 10,001-$50,000
                                     Ultra Short-Term Income Fund           $ 10,001-$50,000
 Janet S. Rilling, CFA, CPA          Income Plus Fund                       $              0
                                     Short-Term Bond Fund                   $ 10,001-$50,000
 Lynne A. Royer                      Total Return Bond Fund                 $              0
 Michael J. Schueller, CFA           High Income Fund                       $ 10,001-$50,000
                                     Short-Term High Yield Bond Fund        $              0
                                     Strategic Income Fund                  $ 10,001-$50,000
 William C. Stevens                  Short Duration Government Bond         $50,001-$100,000
                                     Fund
                                     Total Return Bond Fund                 $              0

Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:


                                 FUND-LEVEL                         CLASS-LEVEL
SHARE CLASS                     ADMIN. FEE/1/                        ADMIN. FEE              TOTAL ADMIN. FEE
                                              (% OF           (% OF                               (% OF
                      AVERAGE DAILY NET   AVERAGE DAILY   AVERAGE DAILY     AVERAGE DAILY     AVERAGE DAILY
                            ASSETS         NET ASSETS)     NET ASSETS)       NET ASSETS        NET ASSETS)
 Class A, Class B,    First $5 billion         0.05%           0.18%     First $5 billion          0.23%
 and Class C/2/        Next $5 billion         0.04%                      Next $5 billion          0.22%
                      Over $10 billion         0.03%                     Over $10 billion          0.21%
 Administrator        First $5 billion         0.05%           0.10%     First $5 billion          0.15%
 Class                 Next $5 billion         0.04%                      Next $5 billion          0.14%
                      Over $10 billion         0.03%                     Over $10 billion          0.13%
 Institutional        First $5 billion         0.05%           0.08%     First $5 billion          0.13%
 Class                 Next $5 billion         0.04%                      Next $5 billion          0.12%
                      Over $10 billion         0.03%                     Over $10 billion          0.11%
 Investor Class/3/    First $5 billion         0.05%           0.23%     First $5 billion          0.28%
                       Next $5 billion         0.04%                      Next $5 billion          0.27%
                      Over $10 billion         0.03%                     Over $10 billion          0.26%



------

/1/   Effective August 2, 2004. Prior to August 2, 2004, Funds Management was
       entitled to be paid a fund level administration fee of 0.05% of average daily net assets.
/2/   Prior to June 20, 2008, the class-level fee was 0.28%.

/3/   Effective June 20, 2008. Effective from October 1, 2007, to June 20,
       2008, the class-level administration fee for Investor Class was 0.40%. Prior to October 1, 2007, the class-level fee was 0.45%.

     Administrative Fees Paid. For the fiscal year ends shown in the table
     ------------------------
below, the following Funds paid the following administrative fees.



                           FISCAL YEAR ENDED 5/31/09                 FISCAL YEAR ENDED 5/31/08
                                                 FEES PAID                                 FEES PAID
FUND                FEES INCURRED    WAIVER    AFTER WAIVER   FEES INCURRED    WAIVER    AFTER WAIVER
DIVERSIFIED BOND
 Fund Level            $ 21,448     $21,448    $      0          $ 32,217      $32,217    $      0
 Administrator         $ 42,896     $42,896    $      0          $ 64,433      $44,549    $ 19,884
Class
GOVERNMENT
SECURITIES FUND
 Fund Level            $896,541     $     0    $896,541          $653,336      $     0    $653,336

                          FISCAL YEAR ENDED 5/31/07
                                                FEES PAID
FUND                FEES INCURRED    WAIVER    AFTER WAIVER
DIVERSIFIED BOND
 Fund Level            $ 45,067     $38,449    $  6,618
 Administrator         $ 90,135     $     0    $ 90,135
Class
GOVERNMENT
SECURITIES FUND
 Fund Level            $534,587     $     0    $534,587

                          FISCAL YEAR ENDED 5/31/09                  FISCAL YEAR ENDED 5/31/08
                                                FEES PAID                                   FEES PAID
FUND               FEES INCURRED    WAIVER    AFTER WAIVER    FEES INCURRED     WAIVER     AFTER WAIVER
 Class A/1/       $  307,421      $     0    $   307,421    $  179,872       $     0     $  179,872
 Class B          $   10,823      $     0    $    10,823               N/A         N/A             N/A
 Class C          $   22,993      $     0    $              $    5,022       $     0     $    5,022
 Administrator    $  279,930      $     0    $  279,930$    $  138,752       $     0     $  138,752
Class
 Institutional    $  236,272      $     0    $   236,272    $  211,069       $     0     $  211,069
Class
 Investor Class   $2,364,944      $     0    $2,364,944$    $3,475,099       $     0     $3,475,099
HIGH INCOME
FUND
 Fund Level       $  164,926      $     0    $   164,926    $  150,783       $     0     $  150,783
 Class A/1/       $  100,622      $     0    $   100,622    $  257,954       $     0     $  257,954
 Class B          $   13,278      $     0    $    13,278               N/A         N/A             N/A
 Class C          $   11,635      $     0    $    11,635               N/A         N/A             N/A
 Institutional    $   74,879      $     0    $    74,879    $    3,483       $     0     $    3,483
Class
 Investor Class   $  382,978      $     0    $   382,978    $  794,121       $     0     $  794,121
INCOME PLUS
 Fund Level       $  159,555      $     0    $   159,555    $   27,248       $     0     $   27,248
 Class A          $  121,153      $     0    $   121,153    $  114,111       $     0     $  114,111
 Class B          $    9,227      $     0    $     9,227    $   24,978       $     0     $   24,978
 Class C          $    9,747      $     0    $     9,747    $   13,497       $     0     $   13,497
 Institutional    $   68,250      $     0    $    68,250               N/A         N/A             N/A
Class
 Investor Class   $  358,682      $     0    $   358,682               N/A         N/A             N/A
INFLATION-
PROTECTED BOND
 Fund Level       $   31,643      $31,643    $         0    $   23,516       $23,516     $        0
 Class A          $   51,360      $32,652    $    18,708    $   53,723       $53,723     $        0
 Class B          $   11,448      $ 7,284    $     4,164    $   20,461       $20,461     $        0
 Class C          $   18,134      $11,532    $     6,602    $   21,424       $21,424     $        0
 Administrator    $   18,319      $18,319    $         0    $   12,886       $12,886     $        0
Class
SHORT DURATION
GOVERNMENT
BOND
 Fund Level       $  270,713      $     0    $   270,713    $  209,459       $     0     $  209,459
 Class A          $  135,863      $     0    $   135,863    $  205,532       $     0     $  205,532
 Class B          $   10,665      $     0    $    10,665    $   26,743       $     0     $   26,743
 Class C          $   17,332      $     0    $    17,332    $   21,493       $     0     $   21,493
 Administrator    $  322,708      $     0    $   322,708    $  261,237       $     0     $  261,237
Class
 Institutional    $  102,148      $     0    $   102,148    $   53,639       $     0     $   53,639
Class
SHORT-TERM
BOND FUND
 Fund Level       $  170,384      $     0    $   170,384    $  188,599       $     0     $  188,599
 Class A/1/       $   22,709      $     0    $    22,709    $   25,297       $     0     $   25,297

                           FISCAL YEAR ENDED 5/31/07
                                                  FEES PAID
FUND                FEES INCURRED     WAIVER     AFTER WAIVER
 Class A/1/       $  168,350       $     0     $  168,350
 Class B                N/A         N/A              N/A
 Class C          $    3,900       $     0     $    3,900
 Administrator    $  109,014       $     0     $  109,014
Class
 Institutional    $   86,205       $     0     $   86,205
Class
 Investor Class   $3,558,986       $     0     $3,558,986
HIGH INCOME
FUND
 Fund Level       $  169,949       $     0     $  169,949
 Class A/1/       $  279,842       $     0     $  279,842
 Class B                N/A         N/A              N/A
 Class C                N/A         N/A              N/A
 Institutional    $    1,326       $     0     $    1,326
Class
 Investor Class   $  866,280       $     0     $  866,280
INCOME PLUS
 Fund Level       $   27,491       $     0     $   27,491
 Class A          $  102,926       $     0     $  102,926
 Class B          $   36,439       $     0     $   36,439
 Class C          $   14,583       $     0     $   14,583
 Institutional           N/A         N/A              N/A
Class
 Investor Class          N/A         N/A              N/A
INFLATION-
PROTECTED BOND
 Fund Level       $   45,280       $45,280     $        0
 Class A          $   74,359       $49,840     $   24,519
 Class B          $   25,157       $16,862     $    8,295
 Class C          $   25,209       $16,897     $    8,312
 Administrator    $   46,016       $46,016     $        0
Class
SHORT DURATION
GOVERNMENT
BOND
 Fund Level       $  252,268       $     0     $  252,268
 Class A          $  215,023       $     0     $  215,023
 Class B          $   43,058       $     0     $   43,058
 Class C          $   27,527       $     0     $   27,527
 Administrator    $  362,536       $     0     $  362,536
Class
 Institutional    $   31,997       $     0     $   31,997
Class
SHORT-TERM
BOND FUND
 Fund Level       $  220,851       $     0     $  220,851
 Class A/1/       $   18,418       $     0     $   18,418

                             FISCAL YEAR ENDED 5/31/09                   FISCAL YEAR ENDED 5/31/08
                                                    FEES PAID                                   FEES PAID
FUND                  FEES INCURRED     WAIVER    AFTER WAIVER    FEES INCURRED     WAIVER     AFTER WAIVER
 Class C             $      541      $      0    $      541     $        5       $      0    $        5
 Institutional       $   62,055      $      0    $   62,055     $   68,408       $      0    $   68,408
Class
 Investor Class      $  575,653      $      0    $  575,653     $1,179,159       $      0    $1,179,159
SHORT-TERM
HIGH YIELD BOND
FUND
 Fund Level          $   61,460      $      0    $   61,460     $   45,983       $      0    $   45,983
 Class A/1/          $   95,729      $      0    $   95,729     $   47,564       $      0    $   47,564
 Class C             $    3,626      $      0    $    3,626     $        6       $      0    $        6
 Investor Class      $  155,762      $      0    $  155,762     $  294,901       $      0    $  294,901
STABLE INCOME
 Fund Level          $  134,849      $134,849    $        0     $  176,303       $176,303    $        0
 Class A             $   64,064      $ 49,341    $   14,723     $  128,046       $ 72,894    $   55,153
 Class B             $    2,756      $  2,124    $      632     $    8,551       $  4,868    $    3,684
 Class C             $    6,189      $  4,766    $    1,423     $   11,133       $  6,338    $    4,795
 Administrator       $  229,137      $229,137    $        0     $  299,846       $170,695    $  129,151
Class
STRATEGIC INCOME
FUND
 Fund Level          $   12,164      $      0    $   12,164     $   22,191       $      0    $   22,191
 Class A             $   29,885      $      0    $   29,885     $   86,657       $      0    $   86,657
 Class B             $    9,003      $      0    $    9,003     $   25,167       $      0    $   25,167
 Class C             $    4,901      $      0    $    4,901     $    2,243       $      0    $    2,243
TOTAL RETURN
BOND
 Fund Level          $  704,628      $704,628    $        0     $  746,829       $746,829    $        0
 Class A             $  162,008      $ 57,829    $  104,179     $  175,834       $128,558    $   47,726
 Class B             $    20470      $  7,315    $   13,155     $   42,564       $ 31,120    $   11,444
 Class C             $   11,558      $  4,127    $    7,431     $   16,652       $ 12,175    $    4,477
 Investor Class/2/   $   15,913      $  4,442    $   11,471     $  922,453       $674,433    $  248,020
 Administrator       $  812,393      $522,452    $  289,941     $  386,848       $282,836    $  104,012
Class
 Institutional       $  385,717      $310,031    $   75,686     $   15,460       $ 11,303    $    4,157
Class
ULTRA
SHORT-TERM
INCOME FUND
 Fund Level          $  311,590      $      0    $  311,590     $  392,112       $      0    $  392,112
 Administrator       $   80,915      $      0    $   80,915     $  132,725       $      0    $  132,725
Class
 Class A/1/          $    3,892      $      0    $    3,892     $   18,328       $      0    $   18,328
 Class C             $   46,602      $      0    $   46,602                N/A         N/A             N/A
 Institutional       $   30,117      $      0    $   30,117     $   48,760       $      0    $   48,760
Class
 Investor Class      $1,131,176      $      0    $1,131,176     $2,747,260       $      0    $2,747,260

                              FISCAL YEAR ENDED 5/31/07
                                                     FEES PAID
FUND                   FEES INCURRED     WAIVER     AFTER WAIVER
 Class C                    N/A         N/A              N/A
 Institutional       $   57,690       $      0    $   57,690
Class
 Investor Class      $1,633,555       $      0    $1,633,555
SHORT-TERM
HIGH YIELD BOND
FUND
 Fund Level          $   58,608       $      0    $   58,608
 Class A/1/          $   61,261       $      0    $   61,261
 Class C                    N/A         N/A              N/A
 Investor Class      $  362,319       $      0    $  362,319
STABLE INCOME
 Fund Level          $  209,976       $209,976    $        0
 Class A             $  158,676       $ 63,403    $   95,273
 Class B             $   22,212       $  8,875    $   13,337
 Class C             $   11,952       $  4,776    $    7,176
 Administrator       $  351,081       $351,081    $        0
Class
STRATEGIC INCOME
FUND
 Fund Level          $   19,848       $      0    $   19,848
 Class A             $   72,230       $      0    $   72,230
 Class B             $   27,291       $      0    $   27,291
 Class C             $   11,627       $      0    $   11,627
TOTAL RETURN
BOND
 Fund Level          $  653,708       $653,708    $        0
 Class A             $  186,511       $ 41,858    $  144,653
 Class B             $   54,040       $ 12,128    $   41,912
 Class C             $   19,147       $  4,297    $   14,850
 Investor Class/2/   $   23,862       $  3,332    $   20,530
 Administrator       $  821,672       $516,338    $  305,334
Class
 Institutional       $  310,153       $243,625    $   66,528
Class
ULTRA
SHORT-TERM
INCOME FUND
 Fund Level          $  438,263       $      0    $  438,263
 Administrator       $    7,471       $      0    $    7,471
Class
 Class A/1/          $  138,216       $      0    $  138,216
 Class C                    N/A         N/A              N/A
 Institutional       $   37,824       $      0    $   37,824
Class
 Investor Class      $3,475,853       $      0    $3,475,853


------
/1/ Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A.
/2/ Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class.

Distributor
-----------


     Wells Fargo Funds Distributor, LLC ("Funds Distributor"), an affiliate of Funds Management located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.


     The Funds that offer Class B and Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of these Funds pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses. Class B shares are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges). The Distributor may use the fees payable under the Plan to make payments to selling or servicing agents for past sales and distribution efforts, as well as for the provision of ongoing services to shareholders.


     The actual fee payable to the Distributor by these Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority ("FINRA") under the Conduct Rules. The Distributor's distribution-related revenues from the Plan may be more or less than distribution-related expenses incurred during the period. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     For the fiscal year ended May 31, 2009, the Funds paid Funds Distributor the following fees for distribution-related services.


                               DISTRIBUTION FEES


                                                             PRINTING,      COMPENSATION      COMPENSATION
                                                             MAILING &           TO                TO
FUND/CLASS                     TOTAL       ADVERTISING      PROSPECTUS      UNDERWRITERS      BROKER/DLRS       OTHER*
 GOVERNMENT SECURITIES
 FUND
  Class B                    $45,094            $0              $0             $     0          $     0        $45,094
  Class C                    $98,804            $0              $0             $51,613          $44,191        $     0
 HIGH INCOME FUND
  Class B                    $55,327            $0              $0             $     0          $     0        $55,327
  Class C                    $48,481            $0              $0             $19,976          $28,505        $     0
 INCOME PLUS FUND
  Class B                    $38,447            $0              $0             $     0          $     0        $38,447
  Class C                    $40,615            $0              $0             $13,485          $27,130        $     0
 INFLATION-PROTECTED BOND FUND
  Class B                    $47,700            $0              $0             $     0          $     0        $47,700
  Class C                    $75,559            $0              $0             $31,641          $43,918        $     0
 SHORT DURATION GOVERNMENT BOND FUND
  Class B                    $44,436            $0              $0             $     0          $     0        $44,436
  Class C                    $72,217            $0              $0             $28,551          $43,666        $     0
 SHORT-TERM BOND FUND
  Class C                    $ 2,254            $0              $0             $ 1,943          $   311        $     0
 SHORT-TERM HIGH YIELD BOND FUND
  Class C                    $15,107            $0              $0             $15,033          $    74        $     0
 STABLE INCOME FUND
  Class B                    $11,484            $0              $0             $     0          $     0        $11,484
  Class C                    $25,788            $0              $0             $ 4,419          $21,369        $     0
 STRATEGIC INCOME FUND
  Class B                    $37,514            $0              $0             $     0          $     0        $37,514
  Class C                    $20,422            $0              $0             $ 3,396          $17,026        $     0
 TOTAL RETURN BOND FUND
  Class B                    $85,291            $0              $0             $     0          $     0        $85,291
  Class C                    $48,157            $0              $0             $13,092          $35,065        $     0
 ULTRA SHORT-TERM INCOME FUND
  Class C                    $16,215            $0              $0             $10,062          $ 6,153        $     0


------

* The Distributor entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign certain amounts, including 12b-1 fees, that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by the unaffiliated third party lender from the amounts assigned.


     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent
---------------------------


     The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Administrator Class, and Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules enforced by FINRA.


     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.


Custodian and Fund Accountant
-----------------------------

     Effective on September 21, 2009, State Street Bank and Trust Company ("State Street"), located at State Street Financial Center, One Lincoln Street Boston, Massachusetts 02111, replaced Wells Fargo Bank, N.A. and PNC Global Investing Service (U.S.), Inc. ("PNC") as the Custodian and fund accountant, respectively, for the Government Securities, High Income, Income Plus, Short Duration Government Bond, Short-Term Bond, Short-Term High Yield Bond, Strategic Income and Ultra Short-Term Income Funds ("non-gateway Funds").

     Effective on or about October 26, 2009, State Street Bank and Trust Company ("State Street"), located at State Street Financial Center, One Lincoln Street Boston, Massachusetts 02111, will replace Wells Fargo Bank, N.A. and PNC Global Investing Service (U.S.), Inc. ("PNC") as the Custodian and fund accountant, respectively, for the Diversified Bond, Inflation-Protected Bond,
  Stable Income and Total Return Bond Funds ("gateway Funds").

     As Custodian, State Street, among other things, maintains a custody account or accounts in the name of each Fund, handles the receipt and delivery of securities, selects and monitors foreign sub custodians as the Funds' global custody manager, determines income and collects interest on each Fund's investments and maintains certain books and records. As fund accountant,

State Street is responsible for calculating each Fund's daily net asset value per share and for maintaining its portfolio and general accounting records. For its services, State Street is entitled to receive certain transaction fees, asset-based fees and out-of-pocket costs.

     Wells Fargo Bank, N.A., located at Wells Fargo Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as Custodian for the gateway Funds until the effective date of its replacement. Prior to September 21, 2009, Wells Fargo Bank, N.A. acted as Custodian for the non-gateway Funds. For its services as Custodian for the gateway Funds, Wells Fargo Bank does not charge a custody fee at the gateway level. For its services as Custodian for the non-gateway Funds, Wells Fargo Bank was entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each non-gateway Fund.

     PNC, located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the fund accountant for the gateway Funds until the effective date of its replacement. Prior to September 21, 2009, PNC acted as fund accountant for the non-gateway Funds. For its services as fund accountant for the gateway Funds, PNC is, and for its services as fund accountant for the non-gateway Funds PNC was, entitled to receive certain out-of-pocket costs and an annual asset-based Fund Complex fee based on each applicable Fund's proportionate share of the aggregate average net assets of all the applicable funds in the Fund Complex, excluding the Master Trust portfolios.


Transfer and Distribution Disbursing Agent
------------------------------------------

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions
------------------------

     The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis.
For the periods listed below, the aggregate dollar amount of underwriting commissions paid to and retained by the Distributor was as follows:


               FISCAL YEAR ENDED                            FISCAL YEAR ENDED               FISCAL YEAR ENDED
                 MAY 31, 2009                                 MAY 31, 2008                    MAY 31, 2007
                               AMOUNT RECEIVED                           AMOUNT RECEIVED
                                IN CONNECTION                             IN CONNECTION
      AMOUNT        AMOUNT    WITH REDEMPTIONS     AMOUNT     AMOUNT    WITH REDEMPTIONS     AMOUNT     AMOUNT
       PAID        RETAINED    AND REPURCHASES      PAID     RETAINED    AND REPURCHASES      PAID     RETAINED
 $        200,535  $152,373        $62,983       $130,648    $24,226         $2,696        $316,463      $345


Code of Ethics
--------------

     The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the WELLS FARGO ADVANTAGE FUNDS family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE


     The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business, with the exception of Columbus Day and Veterans Day. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of each Fund's shares.


     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.


     Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day a Fund is open for business. Generally, each Fund is open for business each day the New York Stock Exchange is open for trading (a "Business Day"). The New York Stock Exchange is currently closed in observance of New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

     The dealer reallowance for purchases of Class A shares of each applicable Fund, except the Short Duration Government Bond Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund, and Stable Income Fund, is as follows:


                                FRONT-END SALES        FRONT-END SALES             DEALER
                                  CHARGE AS %            CHARGE AS %          REALLOWANCE AS %
                                   OF PUBLIC            OF NET AMOUNT            OF PUBLIC
AMOUNT OF PURCHASE               OFFERING PRICE            INVESTED            OFFERING PRICE
 Less than $50,000                    4.50%                  4.71%                  4.00%
 $50,000 to $99,999                   4.00%                  4.17%                  3.50%
 $100,000 to $249,999                 3.50%                  3.63%                  3.00%
 $250,000 to $499,999                 2.50%                  2.56%                  2.25%
 $500,000 to $999,999                 2.00%                  2.04%                  1.75%
 $1,000,000 and over/1/               0.00%                  0.00%                  1.00%

------
/1/   We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if the shares are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


     The dealer reallowance for purchases of Class A shares of the Ultra Short-Term Income Fund is as follows:




                              FRONT-END SALES        FRONT-END SALES             DEALER
                                CHARGE AS %            CHARGE AS %          REALLOWANCE AS %
                                 OF PUBLIC            OF NET AMOUNT            OF PUBLIC
AMOUNT OF PURCHASE             OFFERING PRICE            INVESTED            OFFERING PRICE
 Less than $50,000                  2.00%                  2.04%                  1.75%
 $50,000 to $99,999                 1.50%                  1.52%                  1.25%
 $100,000 to $249,999               1.00%                  1.01%                  0.85%
 $250,000 to $499,999               0.50%                  0.50%                  0.40%
 $500,000 and over                  0.00%                  0.00%                  0.00%



     The dealer reallowance for purchases of Class A shares of the Stable Income Fund is as follows:


                                FRONT-END SALES        FRONT-END SALES             DEALER
                                  CHARGE AS %            CHARGE AS %          REALLOWANCE AS %
                                   OF PUBLIC            OF NET AMOUNT            OF PUBLIC
AMOUNT OF PURCHASE               OFFERING PRICE            INVESTED            OFFERING PRICE
 Less than $50,000                    2.00%                  2.04%                  1.75%
 $50,000 to $99,999                   1.50%                  1.52%                  1.25%
 $100,000 to $249,999                 1.00%                  1.01%                  0.85%
 $250,000 to $499,999                 0.75%                  0.76%                  0.70%
 $500,000 to $999,999                 0.50%                  0.50%                  0.50%
 $1,000,000 and over/1/               0.00%                  0.00%                  0.50%

------
/1/   We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if the shares are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     The dealer reallowance for purchases of Class A shares of the Short Duration Government Bond Fund, Short-Term Bond Fund, and Short-Term High Yield Bond Fund is as follows:

                                FRONT-END SALES        FRONT-END SALES             DEALER
                                  CHARGE AS %            CHARGE AS %          REALLOWANCE AS %
                                   OF PUBLIC            OF NET AMOUNT            OF PUBLIC
AMOUNT OF PURCHASE               OFFERING PRICE            INVESTED            OFFERING PRICE
 Less than $50,000                    3.00%                  3.09%                  2.50%
 $50,000 to $99,999                   2.50%                  2.56%                  2.00%
 $100,000 to $249,999                 2.00%                  2.04%                  1.75%
 $250,000 to $499,999                 1.50%                  1.52%                  1.25%
 $500,000 to $999,999                 1.00%                  1.01%                  0.75%
 $1,000,000 and over/1/               0.00%                  0.00%                  0.50%

------
/1/ We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if the shares are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     Purchases and Redemptions for Existing WELLS FARGO ADVANTAGE FUNDS Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders with an existing WELLS FARGO
------------------------
ADVANTAGE FUNDS account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their WELLS FARGO ADVANTAGE FUNDS account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/ advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

     Extraordinary Circumstances Affecting Redemptions. Under the extraordinary
     --------------------------------------------------
circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than seven days for each Fund. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable or practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Waiver of Minimum Initial Investment Amount for Investor Class Shares for
     -------------------------------------------------------------------------
Eligible Investors. An eligible investor (as defined below) may purchase
------------------
Investor Class shares of the WELLS FARGO ADVANTAGE FUNDS without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

  o Current and retired employees, directors/trustees and officers of: (i) WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

  o Family members, as defined in the prospectus, of any of the above.

     Waiver of Minimum Initial Investment Amount for Institutional Class Shares
     --------------------------------------------------------------------------
for Eligible Investors. An eligible investor (as defined below) may purchase
-----------------------
Institutional Class shares of the WELLS FARGO ADVANTAGE FUNDS without meeting the minimum initial investment amount. Eligible investors include:

  o Clients of sub-advisers to those Funds which offer an Institutional Class who are clients of such sub-advisers at the time of their intended purchase of such Institutional Class shares;

  o Clients of Wells Capital Management who are clients of Wells Capital Management at the time of their intended purchase of Institutional Class shares; and

  o Clients of Wells Fargo Institutional Trust Services (ITS) who are clients of ITS at the time of their intended purchase of Institutional Class shares.

     Related shareholders or shareholder accounts may be aggregated in order to meet the minimum initial investment requirement for Institutional Class shares. The following are examples of relationships that may qualify for aggregation:

  o Related business entities, including;

     o Corporations and their subsidiaries;

     o General and limited partners; and

     o Other business entities under common ownership or control.

  o Shareholder accounts that share a common tax-id number.

  o Accounts over which the shareholder has individual or shared authority to buy or sell shares on behalf of the account (I.E., a trust account or a solely owned business account).

     All of the minimum initial investment waivers listed above may be modified or discontinued at any time.

     Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders
     -----------------------------------------------------------
who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

     Reduced Sales Charges for Former Montgomery Fund Shareholders. Former
     -------------------------------------------------------------
Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

     Reduced Sales Charges for Affiliated Funds. Any affiliated fund that
     ------------------------------------------
invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.

     Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is
     -----------------------------------------------------------
imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

     Investors Eligible to Acquire Class B Shares. Class B shares are closed to
     --------------------------------------------
new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by current exchange privilege rules). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange.

     Waiver of Minimum Initial and Subsequent Investment Amounts for All Shares
     --------------------------------------------------------------------------
Classes for Special Operational Accounts. Shares of any and all share classes
----------------------------------------
of the WELLS FARGO ADVANTAGE FUNDS may be acquired in special operational accounts (as defined below) without meeting the applicable minimum initial or subsequent investment amounts. Special operational accounts are designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions.


     Compensation to Dealers and Shareholder Servicing Agents. Set forth below
     ---------------------------------------------------------
is a list of the member firms of FINRA to which the Adviser, the Funds' Distributor or their affiliates made payments out of their revenues in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders in the year ending December 31, 2008 ("Additional Payments"). (Such payments are in addition to any amounts paid to such FINRA firms in the form of dealer reallowances or fees for shareholder servicing or distribution. The payments are discussed in further detail in the Prospectuses under the title "Compensation to Dealers and Shareholder Servicing Agents"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2008, are not reflected:


     FINRA MEMBER FIRMS
     ------------------

  o 401(k) Investment Services, Inc.

  o ADP Broker-Dealer, Inc.

  o A.G. Edwards & Sons, Inc.


  o AIG Retirement Services Company


  o Ameriprise Financial Services, Inc.


  o Charles Schwab & Co., Inc.

  o Citigroup Global Markets, Inc.

  o CitiStreet Advisors LLC

  o DWS Investments Distributors, Inc.

  o Fidelity Brokerage Services LLC

  o Goldman, Sachs & Co.

  o GPC Securities, Inc.


  o GWFS Equities, Inc.

  o GunnAllen Financial, Inc.


  o H.D. Vest Financial Services


  o Hewitt Financial Services, LLC


  o J. P. Morgan Securities Inc.

  o LPL Financial Corp.


  o Mellon Financial Markets, LLC


  o Merrill Lynch, Pierce, Fenner & Smith, Inc.

  o Merriman Curhan Ford & Co. Inc.

  o Mid Atlantic Capital Corporation

  o Morgan Stanley DW Inc.

  o MSCS Financial Services, LLC


  o Nationwide Investment Services Corp.

  o Pershing LLC


  o Prudential Investment Management Services, LLC


  o Prudential Retirement Brokerage Services, Inc.


  o Raymond James & Associates, Inc.

  o RBC Dain Rauscher, Inc.

  o Robert W. Baird & Co.


  o Ross, Sinclaire & Associates, LLC

  o Security Distributors, Inc.


  o State Street Global Markets, LLC

  o TD Ameritrade Trust Company

  o UBS Financial Services, Inc.

  o VALIC Financial Advisors, Inc.


  o Wachovia Securities, LLC


  o Wells Fargo Investments


     In addition to member firms of FINRA, Additional Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

     Also not included on the list above are other subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds' Distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Advisers are responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Advisers to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission.

While the Sub-Advisers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. The Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts.

     In placing orders for portfolio securities of a Fund, a Fund's Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of a Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     A Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer.

     A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a sub-adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Fund's whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.


     The table below shows the Fund's portfolio turnover rates for the two most recent fiscal years:



                                            MAY 31,        MAY 31,
FUND                                          2009          2008
Diversified Bond Fund/1/                      224%           141%
Government Securities Fund/2/                 368%           263%
High Income Fund                               52%            53%
Income Plus Fund/3/                           455%           245%
Inflation-Protected Bond Fund                  53%            40%
Short Duration Government Bond Fund           277%           210%
Short-Term Bond Fund                           50%            47%
Short-Term High Yield Bond Fund                46%            59%
Stable Income Fund                              7%            22%
Strategic Income Fund                          41%            63%
Total Return Bond Fund                        633%           572%
Ultra Short-Term Income Fund                   32%            48%


------

1   The primary reason for the increase in the portfolio turnover is that the return to normalcy and liquidity in many sectors of the bond market has created opportunities for the portfolio managers to generate alpha through relative value trading and finding dislocations in the bond market.


2   The increase in the portfolio turnover for the Government Securities was due to the increase in transaction volume during the financial crisis. The unusual volatility stemming from the financial crisis created numerous opportunities in the market. Many of these opportunities were in the U.S. Treasury and U.S. Government Agency sectors which are very liquid and are sectors where we operate in block size.


3   The increase in portfolio turnover rate for the Income Plus Fund was due to restructuring. As the Wells Fargo Advantage Corporate Bond Fund merged into the Income Plus Fund in July 2008, the combined fund needed restructuring to remain consistent with the strategy.

     Brokerage Commissions. For the three most recent fiscal years, the Funds
     ---------------------
listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                       TOTAL BROKERAGE COMMISSIONS PAID1


                                             YEAR ENDED         YEAR ENDED          YEAR ENDED
FUND                                          05/31/09           05/31/08            05/31/07
 Diversified Bond Fund                       $       0         $         0         $        0
 Government Securities Fund                  $  43,873         $    61,370         $   54,888
 High Income Fund                            $1,533/3/         $    182/3/         $      184
 Income Plus Fund                            $9,227/4/         $      0/4/         $        0
 Inflation-Protected Bond Fund               $1,816/5/         $6,324/2,5/         $15,288/2/
 Short Duration Government Bond Fund         $       0         $         0         $        0
 Short-Term Bond Fund                        $   4,945         $     8,012         $    7,242
 Short-Term High Yield Bond Fund             $       0         $         0         $        0
 Stable Income Fund                          $       0         $         0         $        0
 Strategic Income Fund                       $     789         $       899         $      925
 Total Return Bond Fund                      $       0         $         0         $        0
 Ultra Short-Term Income Fund                $  613/6/         $  4,415/6/         $    6,599


------
/1/   No commissions were paid to affiliated brokers.
2 Commissions are paid only in fixed income on financial futures transactions. Futures are used opportunistically by this Fund rather than as a structural part of the portfolio. Some years there are more opportunities than others. Futures transactions between 2007 and 2008 are down and hence the commissions paid are down.

3 The increase of total commission for the High Income Fund was due to the increase in futures trading.
4 The increase of total commission for the Income Plus Fund was due to to the increase in futures trading.
5 The decrease of total commission for the Inflation-Protected Bond Fund was due to the decrease in futures trading.
6 The decrease of total commission for the Ultra Short-Term Income Fund was due to the decrease in futures trading.

     Directed Brokerage Transactions. For the fiscal year ended May 31, 2009,
     -------------------------------
the Funds did not direct brokerage transactions to a broker for research-related services.

     Securities of Regular Broker-Dealers. The Funds are required to identify
     ------------------------------------
any securities of their "regular brokers or dealers" (as defined under the 1940
Act) or of their parents that the Funds may hold at the close of their most recent fiscal year. As of May 31, 2009, the following Funds held securities of their regular broker-dealers or of their parents as indicated in the amounts shown below:



FUND                        BROKER/DEALER                         SHARE VALUE
 Diversified Bond Fund      N/A                                      N/A

 Government Securities      JP Morgan Chase & Co.                $13,156
 Fund
                            Bank of America                      $33,675
                            Goldman Sachs & Co.                  $ 3,661
                            Deutsche Bank Alex Brown             $37,516
                            Morgan Stanley & Co. Inc.            $ 4,114

 High Income Fund           JP Morgan Chase & Co.                $   497
                            Bank of America                      $ 1,811
                            Goldman Sachs & Co.                  $   197
                            Deutsche Bank Alex Brown             $ 2,131

 Income Plus Fund           JP Morgan Chase & Co.                $ 1,289
                            Credit Suisse First Boston Corp      $   286
                            Bank of America                      $ 7,835
                            Goldman Sachs & Co.                  $   598
                            Deutsche Bank Alex Brown             $ 6,123

                                Morgan Stanley & Co. Inc.              $1,798
                                CitiGroup                            $   862

 Inflation-Protected Bond       N/A                                    N/A
 Fund

 Short Duration Government      JP Morgan Chase & Co.                $ 1,171
 Bond Fund
                                Bank of America                      $14,172
                                Goldman Sachs & Co.                  $16,135
                                Deutsche Bank Alex Brown             $ 6,188
                                Morgan Stanley & Co. Inc.            $13,411
                                CitiGroup                            $12,028

 Short-Term Bond Fund           JP Morgan Chase & Co.                $ 8,443
                                Bank of America                      $ 2,756
                                Goldman Sachs & Co.                  $   224
                                Deutsche Bank Alex Brown             $ 3,300
                                Morgan Stanley & Co. Inc.            $   281
                                CitiGroup                            $   144

 Short-Term High Yield          JP Morgan Chase & Co.                $    73
 Bond Fund
                                Bank of America                      $   267
                                Goldman Sachs & Co.                  $    29
                                Deutsche Bank Alex Brown             $   314

 Stable Income Fund             N/A                                    N/A

 Strategic Income Fund          JP Morgan Chase & Co.                $    54
                                Bank of America                      $   258
                                Goldman Sachs & Co.                  $    28
                                Deutsche Bank Alex Brown             $   288

 Total Return Bond Fund         N/A                                    N/A

 Ultra Short-Term Income        JP Morgan Chase & Co.                $14,865
 Fund
                                Credit Suisse First Boston Corp      $ 3,074
                                Bank of America                      $ 1,595
                                Goldman Sachs & Co.                  $   108
                                Deutsche Bank Alex Brown             $ 1,111
                                Morgan Stanley & Co. Inc.            $ 5,049
                                CitiGroup                            $   275


                                 FUND EXPENSES

     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES


     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." Each Prospectus generally describes the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.


     A shareholder's tax treatment may vary depending upon the shareholder's particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.


     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in each Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.


     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Fund qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

     In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income.

     Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year, if any. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute, or be deemed to have distributed, a sufficient amount of its investment company taxable income (as described above) and net tax-exempt interest income, if any, in a timely manner to maintain its status as a RIC and eliminate fund-level federal income taxation of such distributed income. However, no assurance can be given that a Fund will not be subject to federal income tax.


     Each Fund intends to distribute substantially all its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at corporate rates on the amount of net capital gain retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

     If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable to shareholders as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund which had previously qualified as a RIC were to fail to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such built-in gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

     Equalization Accounting. Each Fund may use the so-called "equalization
     -----------------------
method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund's use of this method may be subject to IRS scrutiny.


     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net
     ---------------------------
capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to fund-level federal income tax, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

     As of May 31, 2009, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:



                                                          CAPITAL LOSS
FUND                                    YEAR EXPIRES      CARRYFORWARDS
       Government Securities Fund          2012            $  599,009
                                           2013            $8,423,067
                                           2014            $5,950,495
                                           2015            $3,154,334
                                           2016            $3,078,336

                                                                   CAPITAL LOSS
FUND                                             YEAR EXPIRES      CARRYFORWARDS
       High Income Fund                             2010           $279,017,279
                                                    2011           $ 28,016,734
                                                    2013           $    869,486
                                                    2014           $    266,573
                                                    2015           $  7,773,739
                                                    2016           $  3,607,384
                                                    2017           $ 16,489,349
       Income Plus Fund                             2010           $  1,602,869
                                                    2011           $    484,626
                                                    2013           $    210,712
                                                    2014           $  1,422,930
                                                    2015           $    836,942
                                                    2016           $  3,941,771
       Inflation-Protected Bond Fund                2015           $  2,705,798
                                                    2016           $  1,003,933
                                                    2017           $    605,645
       Short Duration Government Bond Fund          2015           $  3,454,237
                                                    2016           $  6,050,378
       Short-Term Bond Fund                         2010           $106,132,641
                                                    2011           $  2,145,251
                                                    2012           $    263,758
                                                    2013           $    417,163
                                                    2014           $    764,108
                                                    2015           $  1,524,727
       Short-Term High Yield Bond Fund              2010           $ 65,207,341
                                                    2015           $     78,433
                                                    2016           $  1,091,400
                                                    2017           $  1,089,609
       Stable Income Fund                           2012           $    640,535
                                                    2013           $    327,692
                                                    2014           $  1,232,465
                                                    2015           $    394,153
       Strategic Income Fund                        2016           $     95,150
                                                    2017           $  3,285,888
       Ultra Short-Term Income Fund                 2010           $173,012,605
                                                    2011           $ 21,833,596
                                                    2012           $ 11,899,310
                                                    2013           $     73,332
                                                    2014           $     83,461
                                                    2015           $ 25,866,042
                                                    2016           $  2,154,408
                                                    2017           $  8,848,032



     If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

     Excise Tax. If a Fund fails to distribute by December 31 of each calendar
     ----------
year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).


     Investment through Master Portfolios. Some Funds seek to continue to
     ------------------------------------
qualify as RICs by investing their assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (I.E., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio intends to manage its assets, income and distributions in such a way that an investor in a master portfolio will be able to continue to qualify as a RIC by investing its assets through the master portfolio.

     Taxation of Investments. In general, realized gains or losses on the sale
     -----------------------
of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.


     If a Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. For income accrued on debt instruments after May 31, 2005, the Short Duration Government Bond Fund has revoked its election to amortize bond premium currently for federal income tax purposes. Losses on the retirement or sale of bonds purchased at a premium will likely result in capital losses for the Short Duration Government Bond Fund. A Fund generally will be required to make distributions to shareholders representing the OID income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by the Fund which a Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.


     In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding such a security receives no interest payment in cash on the security during the year.

     If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

     If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.


     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark-to-market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.


     Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.


     Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a "straddle" and at least one (but not all) of the Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income to fail to satisfy the applicable holding period requirements and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.


     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or
(iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

     The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     In addition, a Fund's transactions in securities and certain types of derivatives (E.G., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

     Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares, and (iii) thereafter, as capital gain. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income in order to qualify as a RIC.


     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a 2006 IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.

     A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.


     A Fund may invest directly or indirectly (e.g., through a REIT) in residual interests in real estate mortgage investment conduits ("REMICs") or in REITs or qualified REIT subsidiaries that are taxable mortgage pools ("REIT TMPs"). Under recent IRS guidance, a Fund must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or REIT TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or REIT TMPs directly.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income ("UBTI") to Keogh, 401(k) and qualified pension plans, as well as IRAs and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the Investment Act of 1940, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. The Funds have not yet determined whether such an election will be made.

     "Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

     A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.


     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.


     Foreign Taxes. Amounts realized by a Fund from sources within foreign
     -------------
countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis certain foreign income and similar taxes paid by the Fund, and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. However, none of the Funds expect to qualify for this election.

     Taxation of Distributions. Distributions paid out of a Fund's current and
     -------------------------
accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

     For federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Fund will designate capital gain dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.


     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a
     ----------------------------------
cash or in-kind redemption, or exchanges the shareholder's Fund shares, subject to the discussion below, the shareholder generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.


     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previously incurred charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

     If a shareholder receives, or is deemed to receive, a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.

     Federal Income Tax Rates. As of the date of this SAI, the maximum stated
     ------------------------
federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.


     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010, from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation's stock and by the shareholders with respect to the Fund's shares. If 95% or more of a Fund's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. Distributions from the Funds generally will not constitute "qualified dividend income" eligible for reductions in individual federal income tax rates applicable to certain dividend income, although some distributions from the Strategic Income Fund may constitute qualified dividend income. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners. Income and bond funds typically do not distribute significant amounts of "qualified debt income."


     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Distributions from the Funds generally will not qualify for the "dividends-received deduction" applicable to corporate shareholders with respect to certain dividends, although some distributions from the Strategic Income Fund may so qualify. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.

     Backup Withholding. A Fund is generally required to withhold and remit to
     ------------------
the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.

     A portion of the interest paid or accrued on certain high-yield discount obligations that the Fund owns may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

     Foreign Shareholders. For purposes of this discussion, "foreign
     --------------------
shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (I.E., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations. "Exempt foreign shareholders" are foreign shareholders from whom the Fund obtains a properly completed and signed certificate of foreign status.

     Generally, subject to certain exceptions described below, distributions made to foreign shareholders will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty, except in the case of excess inclusion income, which does not qualify for any treaty exemption or reduction) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for taxable years of a Fund beginning before January 1, 2008, distributions made to exempt foreign shareholders and properly designated by a Fund as "interest-related dividends" will be exempt from federal income tax withholding. Interest-related dividends are generally attributable to the Fund's net interest income earned on certain debt obligations and paid to foreign shareholders. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund's taxable year. Notwithstanding the foregoing, if any distribution described above is "effectively connected" with a U.S. trade or business (or, if an applicable income tax treaty so requires, is attributable to a permanent establishment) of the recipient foreign shareholder, neither federal income tax withholding nor the exemption for interest-related dividends will apply, the distribution will be subject to the tax, withholding, and reporting requirements generally applicable to U.S. shareholders and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation.


     In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain dividends and, with respect to taxable years of a Fund beginning before January 1, 2010, "short-term capital gain dividends" (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an applicable income tax treaty so requires, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of capital gain dividends and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests ("USRPIs," defined below) or, in certain cases, distributions are attributable to gain from the sale or exchange of a USRPI. If the requirements of clause (i) are met, the tax, withholding, and reporting requirements applicable to U.S. shareholders generally will apply to the foreign shareholder, and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met but the requirements of clause (ii) are met, such gains and distributions will be subject to federal income tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). If the requirements of clause (iii) are met, the foreign shareholder may be subject to certain tax, withholding, and/or reporting requirements, depending in part on whether the foreign shareholder holds (or has held in the prior 12 months) more than a 5% interest in the Fund. "Short-term capital gain dividends" are distributions attributable to a Funds' net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Subject to certain exceptions, a "USRPI" is generally defined as (i) an interest in real property located in the United States or the Virgin Islands, or (ii) any interest (other than solely as a creditor) in a domestic corporation that was a U.S. real property holding corporation (as defined in the Code) at any time during the shorter of the five-year period ending on the testing date or the period during which the interest was held.


     In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisers in this regard.

     In the case of shares held through an intermediary, even if a Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

     Even if permitted to do so, the Funds provide no assurance that they will designate any dividends as interest-related dividends or short-term capital gain dividends.

     Special tax rules apply to distributions that a qualified investment entity ("QIE") makes to foreign shareholders that are attributable to gain from the QIE's sale or exchange of a USRPI. Special tax rules also apply to the sale of shares in a U.S. real property holding corporation ("USRPHC"). However, the Funds do not expect such special tax rules to apply because the Funds do not expect to be QIEs or USRPHCs.

     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

     As discussed above, distributions and redemption proceeds paid or credited to a foreign shareholder are generally exempt from backup withholding. However, a foreign shareholder may be required to establish that exemption by providing certification of foreign status on an appropriate IRS Form W-8.

     Tax-Deferred Plans. Shares of the Funds may be available for a variety of
     ------------------
tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

     Tax-Exempt Shareholders. Tax-exempt shareholders should contact their tax
     -----------------------
advisers and financial planners regarding the tax consequences to them of an investment in the Funds.

     Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

     Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in REIT TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

     Tax Shelter Reporting Regulations. Under Treasury Regulations, if an
     ---------------------------------
individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.


     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently in the same matter when securities of an issuer are held by multiple Funds of the Trusts. However, proxies for securities held by the Social Sustainability Fund related to social and environmental proposals will be voted pursuant to RiskMetrics Group's ("RMG") then current SRI Proxy Voting Guidelines. Accordingly, the Social Sustainability Fund may vote its proxies related to social and environmental proposals differently than the other Funds.


     The Procedures set forth Funds Management's general position on various proposals, such as:

  o Routine Items - Funds Management will generally vote for uncontested
    -------------
    director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  o Corporate Governance - Funds Management will generally vote for charter
    --------------------
    and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management's counsel interprets as applicable law.

  o Anti-Takeover Matters - Funds Management generally will vote for proposals
    ---------------------
    that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  o Mergers/Acquisitions and Corporate Restructurings - Funds Management's
    -------------------------------------------------
    Proxy Committee will examine these items on a case-by-case basis.

  o Shareholder Rights - Funds Management will generally vote against
    ------------------
    proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or (viii) voting in other ways that are consistent with each Fund's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.


     While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (E.G., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

     As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (I.E., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

     Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds' Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

I. Scope of Policies and Procedures. The following policies and procedures (the
   ---------------------------------
"Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created.


II. Disclosure Philosophy. The Funds have adopted these Procedures to ensure
    ----------------------
that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term "portfolio holdings" means the stock, bond and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements.

Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

III. Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     --------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' website until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

     A. Complete Holdings. The complete portfolio holdings for each Fund
        -----------------
(except for funds that operate as fund of funds) shall be made publicly available on the Funds' website (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. Money market Fund holdings shall be made publicly available on the Fund's website on a monthly, 7-day delayed basis.

     B. Top Ten Holdings. Top ten holdings information (excluding derivative
        ----------------
positions) for each Fund (except for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds' website on a monthly, seven-day or more delayed basis.

     C. Fund of Funds Structure.
        -----------------------
    1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' website and included in fund fact sheets on a monthly, seven-day or more delayed basis.
    2. A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' website simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund, (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on From N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

IV. List of Approved Recipients. The following list describes the limited
    ----------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.


     A. Sub-Advisers. Sub-advisers shall have full daily access to Fund
        ------------
holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities. A new Fund sub-adviser may periodically receive full portfolio holdings information for such Fund from the date of Board approval through the date upon which they take over day-to-day investment management activities. Such disclosure will be subject to confidential treatment.


     B. Money Market Portfolio Management Team. The money market portfolio
        --------------------------------------
management team at Wells Capital Management shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

     C. Funds Management/Wells Fargo Funds Distributor, LLC.
        ----------------------------------------------------
     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/ or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PNC's Datapath system.

    2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.
    3. Funds Management and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D. External Servicing Agents. Appropriate personnel employed by entities
        --------------------------
that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of RMG and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both RMG and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.


     E. Rating Agencies. Nationally Recognized Statistical Ratings
        ----------------
Organizations ("NRSROs") may receive full Fund holdings for rating purposes.


V. Additions to List of Approved Recipients. Any additions to the list of
   -----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

VI. Funds Management Commentaries. Funds Management may disclose any views,
    ------------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in quarterly fund commentaries and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the calendar quarter. This information will be posted contemporaneously with their distribution on the Funds' website.

No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.

VII. Board Approval. The Board shall review and reapprove these Procedures,
     ---------------
including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and make any changes that they deem appropriate.

                                 CAPITAL STOCK

     The Funds are twelve series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (E.G., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Gateway blended Funds and gateway feeder Funds are interestholders of the Master Trust master portfolios in which they invest and may be asked to approve certain matters by vote or by written consent pursuant to the Master Trust's Declaration of Trust. Gateway blended Funds, Funds that invest substantially all of their assets in two or more master portfolios of Master Trust, are not required to pass through their voting rights to their shareholders. Gateway feeder Funds, Funds that invest substantially all of their assets in one master portfolio of Master Trust, are not required to, but may, pass through their voting rights to their shareholders. Specifically, a gateway feeder Fund must either (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to a security and vote such proxies only in accordance with such instructions, or (ii) vote the shares held by it in the same proportion as the vote of all other holders of such security.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below as of September 2, 2009, is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.

                      5% OWNERSHIP AS OF SEPTEMBER 2, 2009



                                                                             PERCENTAGE
FUND                              NAME AND ADDRESS                            OF CLASS
----------------------------      -----------------------------------      -------------
DIVERSIFIED BOND FUND
 Fund Level                       WELLS FARGO BANK NA FBO                  57.5 %/1/
                                  WF-RPS-OMN
                                  REINVEST/REINVEST
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
 Administrator Class              WELLS FARGO BANK NA FBO                  57.50%
                                  WF-RPS-OMN
                                  REINVEST/REINVEST
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  WELLS FARGO BANK NA, FBO                 19.77%
                                  DIVERSIFIED BOND FUND I
                                  ATTN: MUTUAL FUND OPS
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
                                  WELLS FARGO BANK NA, FBO                 16.69 %
                                  ATTN: MUTUAL FUND OPS
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55480-1533
GOVERNMENT SECURITIES FUND
 Class A                          CHARLES SCHWAB & CO INC                  18.63%
                                  SPECIAL CUSTODY ACCOUNT
                                  FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                                  ATTN: MUTUAL FUNDS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA 94104-4151
                                  NFS LLC FEBO                              6.66%
                                  STATE STREET BANK TRUST CO
                                  TTEE VARIOUS RETIREMENT PLANS
                                  4 MANHATTANVILLE RD
                                  PURCHASE NY 10577-2139
 Class B                          AMERICAN ENTERPRISE INVESTMENT           12.01%
                                  SERVICES FBO
                                  PO BOX 9446
                                  MINNEAPOLIS MN 55440-9446
 Class C                          MERRILL LYNCH PIERCE FENNER &            49.50%
                                  SMITH INC
                                  MERRILL LYNCH FIN DATA SERVICES
                                  ATTENTION SERVICE TEAM
                                  4800 DEER LAKE DR E FL 3
                                  JACKSONVILLE FL 32246-6484

                                                                       PERCENTAGE
FUND                        NAME AND ADDRESS                            OF CLASS
----------------------      ------------------------------------      -----------
                            CHARLES SCHWAB & CO INC                       6.60%
                            SPECIAL CUSTODY ACCT FBO CUSTOMERS
                            ATTN MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
 Administrator Class        WELLS FARGO BANK NA FBO                      37.65%
                            OMNUBUS CASH/CASH
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO FUNDS MANAGEMENT LLC             17.90%
                            EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                            WELLS FARGO ADVISOR PROGRAM
                            100 HERITAGE RESERVE
                            MENOMONEE FLS WI 53051-4400
                            WELLS FARGO BANK NA FBO                      15.73%
                            WF-RPS-OM
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            CHARLES SCHWAB & CO INC                       7.86%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            WELLS FARGO BANK NA FBO                       7.02%
                            OMNUBUS REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Institutional Class        WELLS FARGO BANK NA FBO                      16.24%
                            WF ADV WEAKTHBUILDER GROWTH BALANCE
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      13.44%
                            WF ADV WEAKTHBUILDER CONSER ALLOC F
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      11.86%
                            WF ADV WEAKTHBUILDER MODERATE BALAN
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      10.46%
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            NATIONAL FINANCIAL SERVICES CORP              9.38%
                            FOR EXCLUSIVE BENEFIT OF OUR CUSTOM
                            ATTN MUTUAL FUNDS DEPT 5TH FL
                            ONE WORLD FINANCIAL CENTER
                            200 LIBERTY ST
                            NEW YORK NY 10281-1003
                            HEALTH MANAGEMENT ASSOCIATES INC              8.26%
                            ATTN JOSEPH MEEK
                            5811 PELICAN BAY BLVD STE 500
                            NAPLES FL 34108-2711

                                                                  PERCENTAGE
FUND                    NAME AND ADDRESS                           OF CLASS
------------------      -----------------------------------      -----------
                        WELLS FARGO BANK NA FBO                      7.35%
                        WISCONSIN COLLEGE SAVINGS PROGRAM
                        EDVEST WELLS FARGO AGGRESSIVE
                        PO BOX 1533
                        MINNEAPOLIS MN 55480-1533
                        WELLS FARGO BANK NA FBO                      5.70%
                        WISCONSIN COLLEGE SAVINGS PROGRAM
                        EDVEST CONSERVATIVE
                        PO BOX 1533
                        MINNEAPOLIS MN 55480-1533
 Investor Class         MERRILL LYNCH PIERCE FENNER &               24.83%
                        SMITH INC
                        MERRILL LYNCH FIN DATA SERVICES
                        ATTENTION SERVICE TEAM
                        4800 DEER LAKE DR E FL 3
                        JACKSONVILLE FL 32246-6484
                        CHARLES SCHWAB & CO INC                     14.85%
                        SPECIAL CUSTODY ACCOUNT
                        FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                        ATTN: MUTUAL FUNDS
                        101 MONTGOMERY ST
                        SAN FRANCISCO CA 94104-4151
                        CITIGROUP GLOBAL MARKETS INC.                8.41%
                        333 WEST 34TH STREET - 3RD FLOOR
                        NEW YORK NEW NY 10001-2402
                        NATIONWIDE TRUST COMPANY FSB                 6.75%
                        C/O IPO PORTFOLIO ACCOUNTING
                        PO BOX 182029
                        COLUMBUS OH 43218-2029
                        NFS LLC FEBO                                 6.20%
                        FIIOC AS AGENT FOR
                        QUALIFIED EMPLOYEE BENEFIT
                        PLANS (401K) FINOPS-IC FUNDS
                        100 MAGELLAN WAY KW1C
                        COVINGTON KY 41015-1987
HIGH INCOME FUND
 Class A                CHARLES SCHWAB & CO INC                     29.30%
                        SPECIAL CUSTODY ACCOUNT
                        EXCLUSIVELY FBO THE CUSTOMERS
                        101 MONTGOMERY ST
                        SAN FRANCISCO CA 94104-4151
                        WELLS FARGO & COMPANY                       18.62%
                        MAC #A0101-10B
                        ATTN SUZANNA CHOW
                        420 MONTGOMERY ST FL 10
                        SAN FRANCISCO CA 94104-1207
                        LPL FINANCIAL                                5.76%
                        FBO CUSTOMER ACCOUNTS
                        ATTN MUTUAL FUND OPERATIONS
                        PO BOX 509046
                        SAN DIEGO CA 92150-9046

                                                                       PERCENTAGE
FUND                        NAME AND ADDRESS                            OF CLASS
----------------------      ------------------------------------      -----------
 Class B                    AMERICAN ENTERPRISE INVESTMENT                18.53%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    AMERICAN ENTERPRISE INVESTMENT                10.18%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Institutional Class        CHARLES SCHWAB & CO INC                       17.51%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            NATIONAL FINANCIAL SERVICES CORP               9.80%
                            FOR EXCLUSIVE BENEFIT OF OUR CUSTOM
                            ATTN MUTUAL FUNDS DEPT 5TH FL
                            ONE WORLD FINANCIAL CENTER
                            200 LIBERTY ST
                            NEW YORK NY 10281-1003
 Investor Class             SALOMON SMITH BARNEY INC                      17.22%
                            333 W 34TH STREET
                            NEW YORK NY 10001-2402
                            CHARLES SCHWAB & CO INC                       10.12%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            AMERITRADE INC FOR THE                         5.17%
                            EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                            PO BOX 2226
                            OMAHA NE 68103-2226
INCOME PLUS FUND
 Class A                    CHARLES SCHWAB & CO INC                       66.66%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
 Class B                    AMERICAN ENTERPRISE INVESTMENT                27.49%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    MLPF&S FOR THE SOLE BENEFIT                    5.39%
                            OF ITS CUSTOMERS
                            ATTN MUTUAL FUND ADMINISTRATION
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484
                            AMERICAN ENTERPRISE INVESTMENT                 5.29%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446

                                                                          PERCENTAGE
FUND                            NAME AND ADDRESS                           OF CLASS
--------------------------      -----------------------------------      -----------
 Institutional Class            WELLS FARGO BANK NA                          28.11%
                                WISCONSIN COLLEGE SAVINGS PROGRAM
                                TS BALANCED
                                PO BOX 1533
                                MINNEAPOLIS MN 55480-1533
                                WELLS FARGO BANK NA FBO                      18.72%
                                WISCONSIN COLLEGE SAVINGS PROGRAM
                                TS MODERATE GROWTH
                                PO BOX 1533
                                MINNEAPOLIS MN 55480-1533
                                WELLS FARGO BANK NA FBO                      18.17%
                                WISCONSIN COLLEGE SAVINGS PROGRAM
                                TS INCOME
                                PO BOX 1533
                                MINNEAPOLIS MN 55480-1533
                                WELLS FARGO BANK NA FBO                      15.73%
                                WISCONSIN COLLEGE SAVINGS PROGRAM
                                TS CONSERVATIVE
                                PO BOX 1533
                                MINNEAPOLIS MN 55480-1533
                                WELLS FARGO BANK NA FBO                      15.08%
                                WISCONSIN COLLEGE SAVINGS PROGRAM
                                TS GROWTH
                                PO BOX 1533
                                MINNEAPOLIS MN 55480-1533
 Investor Class                 CHARLES SCHWAB & CO INC                      16.50%
                                SPECIAL CUSTODY ACCOUNT
                                FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                                ATTN: MUTUAL FUNDS
                                101 MONTGOMERY ST
                                SAN FRANCISCO CA 94104-4151
INFLATION-PROTECTED BOND
FUND
 Class A                        CHARLES SCHWAB & CO INC                      30.66%
                                SPECIAL CUSTODY ACCOUNT
                                EXCLUSIVELY FBO THE CUSTOMERS
                                ATTN: MUTUAL FUNDS
                                101 MONTGOMERY ST
                                SAN FRANCISCO CA 94104-4151
                                MLPF&S FOR THE SOLE BENEFIT                   9.51%
                                OF ITS CUSTOMERS
                                ATTN MUTUAL FUND ADMINISTRATION
                                4800 DEER LAKE DR E FL 3
                                JACKSONVILLE FL 32246-6484
                                WELLS FARGO INVESTMENTS LLC                   8.15%
                                625 MARQUETTE AVE S 13TH FLOOR
                                MINNEAPOLIS MN 55402-2323
                                AMERICAN ENTERPRISE INVESTMENT                6.36%
                                SERVICES FBO
                                PO BOX 9446
                                MINNEAPOLIS MN 55440-9446

                                                                         PERCENTAGE
FUND                             NAME AND ADDRESS                         OF CLASS
---------------------------      ---------------------------------      -----------
 Class B                         AMERICAN ENTERPRISE INVESTMENT             18.97%
                                 SERVICES FBO
                                 PO BOX 9446
                                 MINNEAPOLIS MN 55440-9446
                                 MLPF&S FOR THE SOLE BENEFIT                 5.85%
                                 OF ITS CUSTOMERS
                                 ATTN MUTUAL FUND ADMINISTRATION
                                 4800 DEER LAKE DR E FL 3
                                 JACKSONVILLE FL 32246-6484
 Class C                         MLPF&S FOR THE SOLE BENEFIT                18.93%
                                 OF ITS CUSTOMERS
                                 ATTN MUTUAL FUND ADMINISTRATION
                                 4800 DEER LAKE DR E FL 3
                                 JACKSONVILLE FL 32246-6484
                                 AMERICAN ENTERPRISE INVESTMENT             11.25%
                                 SERVICES FBO
                                 PO BOX 9446
                                 MINNEAPOLIS MN 55440-9446
 Administrator Class             NEW YORK LIFE TRUST COMPANY                24.99%
                                 169 LACKAWANNA AVE FL 2
                                 PARSIPPANY NJ 07054-1007
                                 WELLS FARGO BANK NA FBO                    10.09%
                                 WF-RPS-OMN
                                 REINVEST/REINVEST
                                 PO BOX 1533
                                 MINNEAPOLIS MN 55480-1533
                                 WELLS FARGO BANK NA, FBO                    9.25%
                                 DIVERSIFIED EQUITY I
                                 ATTN: MUTUAL FUND OPS
                                 PO BOX 1533
                                 MINNEAPOLIS MN 55480-1533
SHORT DURATION GOVERNMENT
BOND FUND
 Class A                         CHARLES SCHWAB & CO INC                    14.57%
                                 SPECIAL CUSTODY ACCOUNT
                                 EXCLUSIVELY FBO THE CUSTOMERS
                                 101 MONTGOMERY ST
                                 SAN FRANCISCO CA 94104-4151
                                 CITIGROUP GLOBAL MARKETS INC.              10.92%
                                 333 WEST 34TH STREET - 3RD FLOOR
                                 NEW YORK NEW NY 10001-2402
                                 MLPF&S FOR THE SOLE BENEFIT                 5.40%
                                 OF ITS CUSTOMERS
                                 ATTN MUTUAL FUND ADMINISTRATION
                                 4800 DEER LAKE DR E FL 3
                                 JACKSONVILLE FL 32246-6484
 Class B                         AMERICAN ENTERPRISE INVESTMENT             20.95%
                                 SERVICES FBO
                                 PO BOX 9446
                                 MINNEAPOLIS MN 55440-9446
 Class C                         NONE                                      NONE

                                                                      PERCENTAGE
FUND                        NAME AND ADDRESS                           OF CLASS
----------------------      -----------------------------------      -----------
 Administrator Class        PRUDENTIAL INVESTMENT MGMT SERV              52.25%
                            FBO MUTUAL FUND CLIENTS
                            100 MULBERRY ST
                            3 GATEWAY CENTER FL 11
                            MAIL STOP NJ 05-11-20
                            NEWARK NJ 07102-4000
                            CHARLES SCHWAB & CO INC                      15.77%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            WELLS FARGO BANK NA, FBO                      7.52%
                            FBO OMNIBUS ACCOUNT (CASH/CASH)
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            ATTN TREASURY OPERATIONS                      5.80%
                            NFS LLC FEBO
                            BLUE CROSS & BLUE SHIELD ASSOC
                            225 NORTH MICHIGAN AVENUE
                            CHICAGO IL 60601-7757
 Institutional Class        WELLS FARGO BANK NA FBO                      23.11%
                            WEALTHBUILDER CONSERVATIVE ALLOCAT
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      18.11%
                            WEALTHBUILDER MODERATE BALANCED
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                      15.37%
                            LLS OPERATING WELLS CAP
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            HEALTH MANAGEMENT ASSOCIATES INC              9.43%
                            ATTN JOSEPH MEEK
                            5811 PELICAN BAY BLVD STE 500
                            NAPLES FL 34108-2711
                            CITY OF PHOENIX                               8.70%
                            LONG TERM DISABILITY PROGRAM TRUST
                            ATTN: JON SUPER
                            251 W WASHINGTON ST FL 9
                            PHOENIX AZ 85003-2245
                            WELLS FARGO BANK NA FBO                       7.42%
                            BLUE HEALTHCARE BANK
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
SHORT-TERM BOND FUND
 Class A                    CHARLES SCHWAB & CO INC                      58.03%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151

                                                                      PERCENTAGE
FUND                        NAME AND ADDRESS                           OF CLASS
----------------------      -----------------------------------      -----------
 Class C                    FIRST CLEARING LLC                        8.34%
                            LOCAL 1804-1 GENERAL ACCOUNT
                            MICHAEL J VIGNERON SECY-TREAS
                            5000 W SIDE AVE
                            NORTH BERGEN NJ 07047-6439
                            MLPF&S FOR THE SOLE BENEFIT               8.19%
                            OF ITS CUSTOMERS
                            ATTN MUTUAL FUND ADMINISTRATION
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484
                            FIRST CLEARING LLC                        7.53%
                            MARGARET E NOTO R/O IRA
                            FCC AS CUSTODIAN
                            44 MATTISON RD
                            BRANCHVILLE NJ 07826-4000
 Institutional Class        WELLS FARGO BANK NA FBO                  23.84%
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            EDVEST WELLS FARGO BALANCED
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                  21.94%
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            EDVEST WELLS FARGO MODERATE
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                    %15.06%
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            EDVEST CONSERVATIVE
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            STATE STREET BANK & TRUST CO              7.07%
                            CUST FOR THE ROLLOVER IRA OF
                            CRAIG W BYERS
                            608 W RUSSET LN # 96N
                            MEQUON WI 53092-6028
                            WELLS FARGO BANK NA FBO                   6.97%
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            EDVEST WELLS FARGO BOND
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            MUHLENBERG COLLEGE                        5.88%
                            2400 W CHEW ST
                            ALLENTOWN PA 18104-5586
 Investor Class             CHARLES SCHWAB & CO INC                  11.78%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151

                                                                              PERCENTAGE
FUND                              NAME AND ADDRESS                             OF CLASS
----------------------------      -----------------------------------      ---------------
SHORT-TERM HIGH YIELD BOND
FUND
 Class A                          CHARLES SCHWAB & CO INC                      35.22  %
                                  SPECIAL CUSTODY ACCOUNT
                                  FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                                  ATTN: MUTUAL FUNDS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA 94104-4151
                                  WELLS FARGO FUNDS MANAGEMENT LLC             11.63  %
                                  EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                                  WELLS FARGO ADVISOR PROGRAM
                                  100 HERITAGE RESERVE
                                  MENOMONEE FLS WI 53051-4400
 Class C                          MLPF&S FOR THE SOLE BENEFIT                  14.57  %
                                  OF ITS CUSTOMERS
                                  ATTN MUTUAL FUND ADMINISTRATION
                                  4800 DEER LAKE DR E FL 3
                                  JACKSONVILLE FL 32246-6484
                                  AMERICAN ENTERPRISE INVESTMENT               14.13  %
                                  SERVICES FBO
                                  PO BOX 9446
                                  MINNEAPOLIS MN 55440-9446
 Investor Class                   CHARLES SCHWAB & CO INC                      25.17  %
                                  SPECIAL CUSTODY ACCOUNT
                                  FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                                  ATTN: MUTUAL FUNDS
                                  101 MONTGOMERY ST
                                  SAN FRANCISCO CA 94104-4151
                                  MERRILL LYNCH PIERCE FENNER &                13.10  %
                                  SMITH INC
                                  MERRILL LYNCH FIN DATA SERVICES
                                  ATTENTION SERVICE TEAM
                                  4800 DEER LAKE DR E FL 3
                                  JACKSONVILLE FL 32246-6484
STABLE INCOME FUND
 Fund Level                       WELLS FARGO BANK NA, FBO                       27.3%/1/
                                  STABLE INCOME FUND I
                                  C/O MUTUAL FUND PROCESSING
                                  PO BOX 1450
                                  MINNEAPOLIS MN 55485-1450
                                  WELLS FARGO BANK NA, FBO                     35.8   %
                                  STABLE INCOME FUND I
                                  C/O MUTAL FUNDS
                                  PO BOX 1533
                                  MINNEAPOLIS MN 55485-0001
 Class A                          NFS LLC FEBO                                 11.50  %
                                  THE WALMAN OPTICAL COMPANY
                                  INTERMEDIATE CASH
                                  801 12TH AVE N
                                  MINNEAPOLIS MN 55411-4320

                                                                   PERCENTAGE
FUND                        NAME AND ADDRESS                        OF CLASS
----------------------      --------------------------------      -----------
                            CHARLES SCHWAB & CO INC                   11.00%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            WELLS FARGO INVESTMENTS LLC                9.10%
                            625 MARQUETTE AVE S 13TH FLOOR
                            MINNEAPOLIS MN 55402-2323
 Class B                    AMERICAN ENTERPRISE INVESTMENT            22.76%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            WELLS FARGO INVESTMENTS LLC                7.87%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
                            WELLS FARGO INVESTMENTS LLC                5.66%
                            625 MARQUETTE AVE S 13TH FLOOR
                            MINNEAPOLIS MN 55402-2323
 Class C                    WELLS FARGO INVESTMENTS LLC                7.84%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
                            WELLS FARGO INVESTMENTS LLC                6.87%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
                            STATE STREET BANK & TRUST CO               5.86%
                            CUST FOR THE ROLLOVER IRA OF
                            LEONARD L POLING
                            211 DAVIS LN
                            NEW MARKET VA 22844-2224
                            AMERICAN ENTERPRISE INVESTMENT             5.79%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Administrator Class        WELLS FARGO BANK NA, FBO                  42.60%
                            STABLE INCOME FUND I
                            C/O MUTAL FUNDS
                            PO BOX 1533
                            MINNEAPOLIS MN 55485-0001
                            WELLS FARGO BANK NA, FBO                  32.50%
                            STABLE INCOME FUND I
                            C/O MUTUAL FUND PROCESSING
                            PO BOX 1450
                            MINNEAPOLIS MN 55485-1450
                            WELLS FARGO BANK NA FBO                   15.02%
                            WF-RPS-OMN
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WACHOVIA BANK FBO                          5.01%
                            UHG 401 K
                            NC 1076
                            1525 WEST WT HARRIS BLVD
                            CHARLOTTE NC 28288

                                                                          PERCENTAGE
FUND                          NAME AND ADDRESS                             OF CLASS
------------------------      -------------------------------------      -----------
STRATEGIC INCOME FUND
 Class A                      CHARLES SCHWAB & CO INC                        49.96%
                              SPECIAL CUSTODY ACCOUNT
                              FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                              ATTN: MUTUAL FUNDS
                              101 MONTGOMERY ST
                              SAN FRANCISCO CA 94104-4151
                              AMERICAN ENTERPRISE INVESTMENT                  9.72%
                              SERVICES FBO
                              PO BOX 9446
                              MINNEAPOLIS MN 55440-9446
 Class B                      AMERICAN ENTERPRISE INVESTMENT                 72.84%
                              SERVICES FBO
                              PO BOX 9446
                              MINNEAPOLIS MN 55440-9446
 Class C                      AMERICAN ENTERPRISE INVESTMENT                 22.95%
                              SERVICES FBO
                              PO BOX 9446
                              MINNEAPOLIS MN 55440-9446
TOTAL RETURN BOND FUND
 Class A                      AMERICAN ENTERPRISE INVESTMENT                 71.60%
                              SERVICES FBO
                              PO BOX 9446
                              MINNEAPOLIS MN 55440-9446
                              CHARLES SCHWAB & CO INC                        12.49%
                              SPECIAL CUSTODY ACCOUNT
                              EXCLUSIVELY FBO THE CUSTOMERS
                              101 MONTGOMERY ST
                              SAN FRANCISCO CA 94104-4151
 Class B                      AMERICAN ENTERPRISE INVESTMENT                 45.09%
                              SERVICES FBO
                              PO BOX 9446
                              MINNEAPOLIS MN 55440-9446
 Class C                      AMERICAN ENTERPRISE INVESTMENT                 11.56%
                              SERVICES FBO
                              PO BOX 9446
                              MINNEAPOLIS MN 55440-9446
                              MERRILL LYNCH PIERCE FENNER & SMITH             7.25%
                              FOR THE SOLE BENEFIT OF ITS
                              CUSTOMERS
                              4800 DEER LAKE DR EAST FL 2
                              JACKSONVILLE FL 32246-6484
 Administrator Class          WELLS FARGO BANK NA FBO                        44.87%
                              OMNIBUS REINVEST/REINVEST
                              PO BOX 1533
                              MINNEAPOLIS MN 55480-1533

                                                                          PERCENTAGE
FUND                           NAME AND ADDRESS                            OF CLASS
-------------------------      ------------------------------------      -----------
                               WELLS FARGO BANK NA FBO                       27.55%
                               WF-RPS-OMN
                               REINVEST/REINVEST
                               PO BOX 1533
                               MINNEAPOLIS MN 55480-1533
                               WELLS FARGO BANK NA, FBO                       8.29%
                               FBO OMNIBUS ACCOUNT (CASH/CASH)
                               PO BOX 1533
                               MINNEAPOLIS MN 55480-1533
                               WELLS FARGO BANK WEST TTEE FBO                 5.60%
                               VARIOUS FASCORE LLC RECORD KEPT PLA
                               8515 E ORCHARD RD 2T2
                               GREENWOOD VLG CO 80111-5002
 Institutional Class           CHARLES SCHWAB & CO INC                       15.40%
                               SPECIAL CUSTODY ACCOUNT
                               EXCLUSIVELY FBO THE CUSTOMERS
                               101 MONTGOMERY ST
                               SAN FRANCISCO CA 94104-4151
                               WELLS FARGO BANK NA FBO                        7.44%
                               WISCONSIN COLLEGE SAVINGS PROGRAM
                               EDVEST WELLS FARGO BALANCED
                               PO BOX 1533
                               MINNEAPOLIS MN 55480-1533
                               WELLS FARGO BANK NA FBO                        5.98%
                               WISCONSIN COLLEGE SAVINGS PROGRAM
                               EDVEST WELLS FARGO MODERATE
                               PO BOX 1533
                               MINNEAPOLIS MN 55480-1533
 Investor Class                CHARLES SCHWAB & CO INC                        5.83%
                               SPECIAL CUSTODY ACCOUNT
                               FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                               ATTN: MUTUAL FUNDS
                               101 MONTGOMERY ST
                               SAN FRANCISCO CA 94104-4151
ULTRA SHORT-TERM INCOME
FUND
 Class A                       CHARLES SCHWAB & CO INC                       46.22%
                               SPECIAL CUSTODY ACCOUNT
                               FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                               ATTN: MUTUAL FUNDS
                               101 MONTGOMERY ST
                               SAN FRANCISCO CA 94104-4151
                               AMERICAN ENTERPRISE INVESTMENT                10.91%
                               SERVICES FBO
                               PO BOX 9446
                               MINNEAPOLIS MN 55440-9446
 Class C                       AMERICAN ENTERPRISE INVESTMENT                14.02%
                               SERVICES FBO
                               PO BOX 9446
                               MINNEAPOLIS MN 55440-9446

                                                                        PERCENTAGE
FUND                        NAME AND ADDRESS                             OF CLASS
----------------------      -------------------------------------      -----------
 Administrator Class        PRUDENTIAL INVESTMENT MGMNT SERVICE            71.33%
                            FBO MUTUAL FUND CLIENTS
                            ATTN: PRUCHOICE UNIT
                            MAIL STOP NJ-05-11-20
                            100 MULBERRY STREET 10TH FLOOR
                            NEWARK NJ 07102-4056
                            WELLS FARGO FUNDS MANAGEMENT LLC               14.90%
                            EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                            WELLS FARGO ADVISOR PROGRAM
                            100 HERITAGE RESERVE
                            MENOMONEE FLS WI 53051-4400
                            WELLS FARGO BANK NA FBO                        10.41%
                            OMNIBUS CASH/CASH
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Institutional Class        WELLS FARGO BANK NA FBO                        24.85%
                            WILLIS DEF COMP-WF ADV ULTRA
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            PRUDENTIAL INVESTMENT MGMNT SERVICE            18.68%
                            FBO MUTUAL FUND CLIENTS
                            100 MULBERRY ST
                            3 GATEWAY CENTER FL 11
                            MAIL STOP NJ 05-11-20
                            NEWARK NJ 07102-4000
                            WELLS FARGO BANK NA FBO                        14.86%
                            SHOSHONE BANNOCK TRIBES-ECS
                            P.O. BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            AMERITRADE INC FOR THE                         14.59%
                            EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                            PO BOX 2226
                            OMAHA NE 68103-2226
                            NATIONAL FINANCIAL SERVICES CORP               11.09%
                            FOR EXCLUSIVE BENEFIT OF OUR CUSTOM
                            ATTN MUTUAL FUNDS DEPT 5TH FL
                            ONE WORLD FINANCIAL CENTER
                            200 LIBERTY ST
                            NEW YORK NY 10281-1003
                            CHARLES SCHWAB & CO INC                         7.68%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
 Investor Class             CHARLES SCHWAB & CO INC                        13.83%
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151


------
/1/ Wells Fargo Bank, NA FBO, a California corporation and a subsidiary of Wells Fargo & Company.

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, it may be presumed to control such Fund. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.


                               OTHER INFORMATION

     The Trust's Registration Statement, including the Prospectus(es) and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectus(es) or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus(es) are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.

                             FINANCIAL INFORMATION


     The audited financial statements for the Funds for the fiscal year ended May 31, 2009, are hereby incorporated by reference to the Funds' Annual Reports.

                                    APPENDIX

     The ratings of Standard & Poor's ("S&P"), Moody's Investors Services ("Moody's"), Fitch Investor Services ("Fitch"), represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.


     The following is a description of the ratings given by S&P, Fitch, and Moody's to corporate and municipal bonds and corporate and municipal commercial paper and variable rate demand obligations.


CORPORATE BONDS
---------------

     S&P
     ---

        S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities. Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

        AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

        A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

        BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

        CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments.

        CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

        C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

        D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

     MOODY'S
     -------

     Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

        Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

        C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     AAA(xxx) - 'AAA' national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

     AA(xxx) - 'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

     A(xxx) - 'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

     BBB(xxx) - 'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment.

     BB(xxx) - 'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to dome degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

     B(xxx) - 'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payment is contingent upon a sustained, favorable business and economic environment.

     CCC(xxx), CC(xxx), C(xxx) - These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

     DDD(xxx), DD(xxx), D(xxx) - These categories of national ratings are assigned to entities or financial commitments which are currently in default.

     SHORT-TERM ISSUE CREDIT RATINGS (INCLUDING COMMERCIAL PAPER)
     ------------------------------------------------------------

        S&P:
        ----

        A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        MOODY'S:
        --------

        Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

        Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

        Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

        Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     F1(xxx) - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the"best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong , a "+" is added to the assigned rating.

     F2(xxx) - Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

     F3(xxx) - Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

     B(xxx) - Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

     C(xxx) - Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D(xxx) - Indicates actual or imminent payment default.

     Note to National Short-Term ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, E.G. A1+, A1, A2 and A3.


Variable Rate Demand Obligations
--------------------------------

     S&P:

        SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

        SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

        SP-3 - Speculative capacity to pay principal and interest.

     MOODY'S:

        VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

        VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

        VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

        SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

                      STATEMENT OF ADDITIONAL INFORMATION

                                February 1, 2010

                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222

                 WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND
                 WELLS FARGO ADVANTAGE DIVERSIFIED EQUITY FUND
               WELLS FARGO ADVANTAGE DIVERSIFIED SMALL CAP FUND
                   WELLS FARGO ADVANTAGE EMERGING GROWTH FUND
                    WELLS FARGO ADVANTAGE EQUITY INCOME FUND
                    WELLS FARGO ADVANTAGE EQUITY VALUE FUND
                    WELLS FARGO ADVANTAGE GROWTH EQUITY FUND
                        WELLS FARGO ADVANTAGE INDEX FUND
               WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION FUND
                WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND
                WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH FUND
                 WELLS FARGO ADVANTAGE SMALL COMPANY VALUE FUND

CLASS A, CLASS B, CLASS C, ADMINISTRATOR CLASS, INSTITUTIONAL CLASS AND
                                 INVESTOR CLASS


     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about twelve series of the Trust in the Wells Fargo Advantage family of funds - the above referenced Funds (each, a "Fund" and collectively, the "Funds"). Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Class B shares of the C&B Large Cap Value, Diversified Equity, Equity Income, Equity Value, Growth Equity, Index, Large Cap Appreciation, Large Company Growth, Small Company Growth and Small Company Value Funds are closed to new investors and additional investments from existing shareholders, except in connection with reinvestment of any distributions and permitted exchanges of Class B shares for Class B shares of other WELLS FARGO ADVANTAGE FUNDS, subject to the limitations described in each Fund's prospectus, and in connection with the closing of any reorganizations. Class A and Class B shares of the Index Fund are currently closed to new investors, except in connection with the closing of a reorganization. Please see the Funds' prospectus for further details.

   Please file this Statement of Additional Information Supplement with your records.

                    WELLS FARGO ADVANTAGE EQUITY INCOME FUND
               WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION FUND

Supplement dated June 21, 2010, to the Statement of Additional Information dated
                               February 1, 2010.

This supplement contains important information about each of the Funds referenced above.

Effective at the close of business on June 18, 2010, the Fund has withdrawn its interests in its corresponding master portfolio and now invests directly in a portfolio of securities. The Fund formerly was a gateway fund that sought to achieve its investment objective by investing substantially all of its assets in a corresponding master portfolio with a substantially identical investment objective and substantially similar investment strategies. The investment activities of the Fund now occur, and all advisory and sub-advisory services described herein are now provided, directly at the gateway fund level. The Fund's investment objective, principal investments and principal investment strategies otherwise remain unchanged. Funds Management is entitled to receive from the Fund the corresponding advisory fee at the rates listed in the table on page 25 which mirrors the advisory fee rates charged by Funds Management to the corresponding Master Trust portfolio in which the gateway feeder Fund previously invested for the management of those assets. Similarly, the sub-adviser to each Fund is entitled to receive from Funds Management a sub-advisory fee at the corresponding rates shown in the table on page 28, which are the identical rates charged to the corresponding master portfolio in which the gateway feeder Fund previously invested. All references to the Fund are modified accordingly, except any information stated specifically as of a date on or before June 18, 2010 may reflect the former master/gateway structure in effect as of such date.

   Please file this Statement of Additional Information Supplement with your records.

                            WELLS FARGO FUNDS TRUST

                 WELLS FARGO ADVANTAGE C&B LARGE CAP VALUE FUND
                 WELLS FARGO ADVANTAGE DIVERSIFIED EQUITY FUND
                WELLS FARGO ADVANTAGE DIVERSIFIED SMALL CAP FUND
                   WELLS FARGO ADVANTAGE EMERGING GROWTH FUND
                    WELLS FARGO ADVANTAGE EQUITY INCOME FUND
                    WELLS FARGO ADVANTAGE EQUITY VALUE FUND
                    WELLS FARGO ADVANTAGE GROWTH EQUITY FUND
                        WELLS FARGO ADVANTAGE INDEX FUND
               WELLS FARGO ADVANTAGE LARGE CAP APPRECIATION FUND
                WELLS FARGO ADVANTAGE LARGE COMPANY GROWTH FUND
                WELLS FARGO ADVANTAGE SMALL COMPANY GROWTH FUND
                 WELLS FARGO ADVANTAGE SMALL COMPANY VALUE FUND

Supplement dated May 14, 2010, to the Statement of Additional Information dated
                               February 1, 2010.

This supplement contains important information about the Funds referenced above.

Effective immediately, the paragraphs under the heading "OTHER INVESTMENTS AND TECHNIQUES-- Loans of Portfolio Securities" in the section "PERMITTED INVESTMENT ACTIVITIES AND CERTAIN ASSOCIATED RISKS" are hereby deleted in their entirety and replaced with the following:

Loans of Portfolio Securities

     Portfolio securities of a Fund may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided:
(i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, initially in an amount at least equal to 100% of the value of the loaned securities (which includes any accrued interest or dividends), with the borrower being obligated, under certain circumstances, to post additional collateral on a daily marked-to-market basis, all as described in further detail in the following paragraph; although the loans may not be fully supported at all times if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all; (ii) the Fund may at any time terminate the loan and request the return of the loaned securities upon sufficient prior notification;
(iii) the Fund will receive any interest or distributions paid on the loaned securities; and (iv) the aggregate market value of loaned securities will not at any time exceed the limits established under the 1940 Act.

     The following provides additional detail on the requirement described in
(i) above. The market value of the collateral delivered in connection with a securities loan must be equal to at least 102% of the market value of any domestic securities loaned or 105% of the market value of any foreign securities loaned. The loaned securities are marked to market on a daily basis, and additional collateral is required to be paid to maintain coverage equal to at least 102% of the market value of domestic securities loaned, and at least 105% of the market value of foreign securities loaned, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested. For loans of U.S. Government Securities, the initial collateral required is 102% of the market value of the loaned securities, but additional collateral is required only if the market value of the loaned securities increases such that the collateral coverage (without taking into account any increase or decrease in the value of instruments in which the cash collateral is invested) falls below 100% of the market value of the loaned securities.

     For lending its securities, a Fund will earn either a fee payable by the borrower (on loans that are collateralized by U.S. Government securities or a letter of credit) or the income on instruments purchased with cash collateral (after payment of a rebate fee to the borrower and a portion of the investment revenue to the securities lending agent). Cash collateral is invested on behalf of the Funds by the Funds' investment advisor in U.S. dollar-denominated short-term money market instruments that are permissible investments for the Fund and that, at the time of investment, are considered high-quality. Currently, cash collateral generated from securities lending is invested in shares of Wells Fargo Securities Lending Cash Investments, LLC (the "Cash Collateral Fund"). The Cash Collateral Fund is a Delaware limited liability company that is exempt from registration under the 1940 Act. The Cash Collateral Fund is managed by Wells Fargo Funds Management and is sub-advised by Wells Capital Management. The Cash Collateral Fund is required to comply with the credit quality, maturity and other limitations set forth in Rule 2a-7 under the 1940 Act. The Cash Collateral Fund seeks to provide preservation of principal and daily liquidity by investing in high-quality, U.S. dollar-denominated short-term money market instruments. The Cash Collateral Fund may invest in securities with fixed, variable, or floating rates of interest. The Cash Collateral Fund seeks to maintain a stable price per share of $1.00, although there is no guarantee that this will be achieved. Income on shares of the Cash Collateral Fund is reinvested in shares of the Cash Collateral Fund. The investments of the Cash Collateral Fund are valued at amortized cost.

     The investments purchased with cash collateral on behalf of each Fund currently include holdings in the securities of certain structured investment vehicles that, although considered high-quality, short-term money market instruments when originally purchased, are now in payment default or are otherwise impaired (the "Illiquid Investments"). The Illiquid Investments are not held in the Cash Collateral Fund, but rather are held in separate accounts on behalf of the respective Funds.

     The net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned by it, and by an increase or decrease in the value of instruments purchased with cash collateral received by it. Thus, the current net asset value of each Fund reflects the current valuations assigned to both (1) shares of the Cash Collateral Fund held on behalf of such Fund and (ii) interests in Illiquid Securities held on behalf of such Fund. If a Fund elects to discontinue its participation in the securities lending program at a time when the Fund continues to hold an interest in the Illiquid Securities, the securities lending agent will seek to promptly liquidate the Fund's investment in the Cash Collateral Fund, as well the Fund's investments in the Illiquid Securities. In such an event, the securities lending agent may not be able to dispose of the Illiquid Securities at an acceptable price or at all, and in such case may require the Fund to take a distribution of the Illiquid Securities in kind and/or realize a loss on the disposition of the Illiquid Securities.

     Loans of securities involve a risk that the borrower may fail to return the securities when due or when recalled by a Fund or may fail to provide additional collateral when required. In either case, a Fund could experience delays in recovering securities or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, loans may be recalled at any time and generally will be recalled if a material event affecting the investment is expected to be presented to a shareholder vote, so that the securities may be voted by the Fund.

     Each lending Fund pays a portion of the income (net of rebate fees) or fees earned by it from securities lending to a securities lending agent. Goldman Sachs Bank USA, an unaffiliated third party doing business as Goldman Sachs Agency Lending, currently acts as securities lending agent for the Funds, subject to the overall supervision of the Funds' investment adviser.

                                    CLASSES            ADMINISTRATOR        INSTITUTIONAL        INVESTOR
FUND TICKERS                        A, B, C                CLASS                CLASS             CLASS
 C&B Large Cap Value           Clas A - CBEAX              CBLLX            CBLSX                CBEQX
                               Class B - CBEBX
                               Class C - CBECX
 Diversified Equity            Class A - NVDAX             NVDEX
                               Class B NVDBX
                               Class C - WFDEX
 Diversified Small Cap                                     NVDSX
 Emerging Growth               Class A - WEMAX             WFGDX            WEMIX                WFGTX
                               Class C - WEMCX
 Equity Income                 Class A - NVAEX             NVIEX
                               Class B - NVBEX
                               Class C - WFEEX
 Equity Value                  Class A - WLVAX             WLVIX            WLVSX
                               Class B - WLVBX
                               Class C- WLVCX
 Growth Equity                 Class A - NVEAX             NVGEX            WGEIX
                               Class B - NVEBX
                               Class C - WFGGX
 Index                         Class A - WINAX             NVINX                                 WFVEX
                               Class B - WINBX
 Large Cap Appreciation        Class A - WFAPX             WFAKX            WFASX
                               Class B - WFABX
                               Class C - WFACX
 Large Company Growth          Class A - NVLAX             NVLCX            WLCSX                WFLZX
                               Class B - NVLOX
                               Class C - WFLCX
 Small Company Growth          Class A - WFSAX             NVSCX            WSCGX
                               Class B - WFSBX
                               Class C - WSMCX
 Small Company Value           Class A - SCVAX             SCVIX
                               Class B - SCVBX
                               Class C - SCVFX



     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses (the "Prospectuses") dated February 1, 2010. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the fiscal year ended September 30, 2009, are hereby incorporated by reference to the Funds' Annual Report. The Prospectuses and Annual Report may be obtained free of charge by visiting our Web site at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS (Reg. TM), P.O. Box 8266, Boston, MA 02266-8266.

EGFS/FASAI03 (02/10)

License Information about the S&P 500 Index
-------------------------------------------

     The Trust (the "Licensee") has entered into a license agreement with S&P authorizing the use of various S&P trademarks and trade names in connection with the marketing and/or promotion of certain of the Funds (collectively referred to, herein, as the "Products").

     The Products are not sponsored, endorsed, sold, or promoted by S&P, a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the Licensee or the Products. S&P has no obligation to take the needs of the Licensee or the owners of the Products into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of this issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Products.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits).

                              TABLE OF CONTENTS


                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              1
INVESTMENT POLICIES                                                      2
 Fundamental Investment Policies                                         2
 Non-Fundamental Investment Policies                                     2
PERMITTED INVESTMENT ACTIVITIES AND CERTAIN ASSOCIATED RISKS             3
MANAGEMENT                                                              19
 Trustees and Officers                                                  19
 Investment Adviser                                                     24
 Portfolio Managers                                                     30
 Administrator                                                          37
 Distributor                                                            42
 Shareholder Servicing Agent                                            44
 Custodian and Fund Accountant                                          45
 Transfer and Distribution Disbursing Agent                             45
 Code of Ethics                                                         45
DETERMINATION OF NET ASSET VALUE                                        46
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          46
PORTFOLIO TRANSACTIONS                                                  50
FUND EXPENSES                                                           52
FEDERAL INCOME TAXES                                                    52
PROXY VOTING POLICIES AND PROCEDURES                                    60
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       62
CAPITAL STOCK                                                           64
OTHER INFORMATION                                                       77
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           77
FINANCIAL INFORMATION                                                   77

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Funds had only nominal assets.

     On February 3, 2004, the Board of the Trust and on February 18, 2004, the Board of Trustees of The Advisors' Inner Circle Fund ("AIC Trust") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor AIC Trust portfolios into various Funds of the Trust. The effective date of the reorganization was July 26, 2004.

     The Funds, except for the Emerging Growth, Equity Value, Large Cap Appreciation and Small Company Value Funds, were created as either a part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank") and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex; or the reorganization of certain of the portfolios of AIC Trust into certain of the Funds of the Trust. The reorganization between Stagecoach and Norwest followed the merger of the advisers' parent companies. The reorganization between AIC Trust and the Trust followed the Funds' adviser entering into an agreement with the adviser to the predecessor portfolio of the C&B Large Cap Value Fund to "adopt"/support a reorganization of the predecessor portfolio with and into the C&B Large Cap Value Fund.

     The chart below indicates the predecessor Norwest and AIC Trust funds, as applicable, that are the accounting survivors of the WELLS FARGO ADVANTAGE FUNDS.

WELLS FARGO ADVANTAGE FUND                          PREDECESSOR FUND
--------------------------------------------------- ---------------------------------------------
Wells Fargo Advantage C&B Large Cap Value Fund      C&B Large Cap Value Portfolio
Wells Fargo Advantage Diversified Equity Fund       Norwest Advantage Diversified Equity Fund
Wells Fargo Advantage Diversified Small Cap Fund    Norwest Advantage Diversified Small Cap Fund
Wells Fargo Advantage Emerging Growth Fund          N/A
Wells Fargo Advantage Equity Income Fund            Norwest Advantage Income Equity Fund
Wells Fargo Advantage Equity Value Fund             N/A
Wells Fargo Advantage Growth Equity Fund            Norwest Advantage Growth Equity Fund
Wells Fargo Advantage Index Fund                    Norwest Advantage Index Fund
Wells Fargo Advantage Large Cap Appreciation Fund   N/A
Wells Fargo Advantage Large Company Growth Fund     Norwest Advantage Large Company Growth Fund
Wells Fargo Advantage Small Company Growth Fund     Norwest Advantage Small Company Growth Fund
Wells Fargo Advantage Small Company Value Fund      N/A

     The C&B LARGE CAP VALUE FUND commenced operations on July 26, 2004, as successor to the C&B Large Cap Value Portfolio. The predecessor fund was organized on November 19, 2001, as the successor-in-interest to the UAM Cooke & Bieler, Inc.'s C&B Equity Portfolio, which commenced operations on May 15, 1990.

     The DIVERSIFIED EQUITY FUND commenced operations on November 8, 1999, as successor to the Diversified Equity Fund of Norwest. The predecessor Norwest Diversified Equity Fund commenced operations on December 31, 1988.

     The DIVERSIFIED SMALL CAP FUND commenced operations on November 8, 1999, as successor to the Diversified Small Cap Fund of Norwest. The predecessor Norwest Diversified Small Cap Fund commenced operations on December 31, 1997. As of November 16, 2001, the Class A and Class B shares were exchanged for Institutional Class shares and the Class A and Class B shares were no longer offered by the Fund.

     The EMERGING GROWTH FUND commenced operations on January 31, 2007.

     The EQUITY INCOME FUND commenced operations on November 8, 1999, as successor to the Diversified Equity Income Fund of Stagecoach and the Income Equity Fund of Norwest. The predecessor Norwest Income Equity Fund, which is considered the surviving entity for accounting purposes, commenced operations on November 11, 1994 and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Income Equity Fund.

     The EQUITY VALUE FUND commenced operations on August 29, 2003. The Fund changed its name from the Large Cap Value Fund to the Equity Value Fund effective April 11, 2005.

     The GROWTH EQUITY FUND commenced operations on November 8, 1999, as successor to the Growth Equity Fund of Norwest. The predecessor Norwest Growth Equity Fund commenced operations on April 30, 1989.

     The INDEX FUND commenced operations on November 8, 1999, as successor to the Index Fund of Norwest. The predecessor Norwest Index Fund commenced operations on January 31, 1987.

     The LARGE CAP APPRECIATION FUND commenced operations on August 31, 2001.

     The LARGE COMPANY GROWTH FUND commenced operations on November 8, 1999, as successor to the Large Company Growth Fund of Norwest. The predecessor Norwest Large Company Growth Fund commenced operations on December 31, 1982.

     The SMALL COMPANY GROWTH FUND commenced operations on November 8, 1999, as successor to the Small Company Growth Fund of Norwest. The predecessor Norwest Small Company Growth Fund commenced operations on December 31, 1982.

     The SMALL COMPANY VALUE FUND commenced operations on January 31, 2002. The Small Company Value Fund's Master Portfolio incepted on June 1, 1997.

                              INVESTMENT POLICIES

Fundamental Investment Policies
-------------------------------

     Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of each Fund.

     THE FUNDS MAY NOT:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, (iii) municipal securities, (iv) repurchase agreements, and provided further that (viii) the Index Fund reserves the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period;

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies
-----------------------------------

     Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts consistent with its investment policies and the 1940 Act, including the rules, regulations and interpretations of the Securities and Exchange Commission (the "SEC") thereunder or any exemptive orders obtained thereunder, and consistent with investment in futures or options contracts that would allow the Fund to claim an exclusion from being a "commodity pool operator" as defined by the Commodity Exchange Act.

     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (8) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

     Shareholders will receive at least 60 days notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type:
"Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General
-------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

         PERMITTED INVESTMENT ACTIVITIES AND CERTAIN ASSOCIATED RISKS

     Set forth below are descriptions of permitted investment activities for the Funds and certain of their associated risks. The activities are organized into various categories. To the extent that an activity overlaps two or more categories, the activity is referenced only once in this section. The Funds described in this SAI are either gateway feeder funds that invest in a single corresponding master portfolio of Wells Fargo Master Trust ("Master Trust") or gateway blended funds that invest in two or more master portfolios. References to the activities of a gateway fund are understood to refer to the investments of the master portfolio(s) in which the gateway fund invests. The Funds are subject to the limitations as described in this section and elsewhere in this SAI and/or the Prospectus(es). Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets. Unless otherwise noted or required by applicable law, the percentage limitations and qualitative investment policies included in this SAI or the Prospectus apply at the time of purchase of a security. To the extent a security type is described in this SAI that is not referenced in its Prospectus(es), a Fund under normal circumstances will not invest more than 15% of its assets in the security type unless otherwise specified.

     The Prospectus(es) identify and summarize the types of securities and assets in which the Funds may invest as part of their principal investment strategies, and the principal risks associated with such investments. This SAI identifies and summarizes other types of securities and assets in which the Funds may invest, each of which is subject to the same kinds of risks as are described in the Prospectus(es). Certain additional risks associated with each type of investment are identified and described below.

DEBT SECURITIES
----------------

Bank Obligations
-----------------

     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political, regulatory or economic developments, the possible imposition of foreign withholding and other taxes (at potentially confiscatory levels) on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different regulatory, accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Commercial Paper
----------------

     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations" below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The Funds may only purchase commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) of issuers that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.

     ASSET-BACKED COMMERCIAL PAPER. Securities that are issued from commercial paper conduits are called asset-backed commercial paper securities. Credit support for such securities falls into two categories: liquidity protection and protection against ultimate default under the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the securities or underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction, such as by issuing senior and subordinated instruments or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount or a downgrade or loss of credit support could adversely impact the value of or return on an investment in an asset-backed commercial paper security.

     Commercial paper is also subject to the risks generally associated with debt securities discussed elsewhere in this SAI and the Prospectus(es).

Convertible Securities
----------------------

     Investing in convertible securities that have a strong earnings and credit record may provide current income. A Fund may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates.

Custodial Receipts for Treasury Securities
------------------------------------------

     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Dollar Roll Transactions
------------------------

     Dollar roll transactions are transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. A Fund will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Floating- and Variable-Rate Obligations
---------------------------------------

     Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a referenced lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Such features often include unconditional and irrevocable letters of credit that are issued by a third party, usually a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letters of credit are designed to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying variable-rate demand obligation should default. Some variable rate obligations feature other credit enhancements, such as standby bond purchase agreements ("SBPAs"). An SBPA can feature a liquidity facility that is designed to provide funding for the purchase price of variable rate obligations that are unable to be successfully remarketed for resale. The liquidity facility provider is obligated solely to advance funds for the purchase of tendered variable rate bonds that fail to be remarketed and does not guarantee the repayment of principal or interest. The liquidity facility provider's obligations under the SBPA are subject to conditions, including the continued creditworthiness of the underlying borrower or issuer, and the facility may terminate upon the occurrence of certain events of default or at the expiration of its term. In addition, a liquidity facility provider may be unable or unwilling to perform its obligations. A Fund may be unable to timely dispose of a variable rate obligation if the underlying issuer defaults and the letter of credit or liquidity facility provider is unable or unwilling to perform its obligations or the facility otherwise terminates and a successor letter of credit or liquidity provider is not immediately obtained. The potential adverse impact to a Fund resulting from the inability of a letter of credit or liquidity facility provider to meet its obligations could be magnified to the extent the provider also furnishes credit support for other variable-rate obligations held by the Fund.

     There generally is no established secondary market for certain variable-rate obligations, such as those not supported by letters of credit, SBPAs or other credit support arrangements, because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit, SBPAs or other credit support arrangements, a Fund is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations may not be rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, monitors the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks and other risks generally associated with debt securities.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Letters of Credit
-----------------

     Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which a Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings banks and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

Loan Participations
-------------------

     A loan participation gives a Fund an undivided proportionate interest in a loan or instrument originated by a bank or other institution. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, typically do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the loan participation.

Money Market Instruments
------------------------

     Investments in the following types of high-quality money market instruments are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at date of purchase "Prime-1" by Moody's or "A-1" by S&P, or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and
(ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Synthetic Convertible Securities
--------------------------------

     "Synthetic" convertible securities, are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

Unrated Investments
-------------------

     A Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Funds. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectuses and in this SAI.

U.S. Government Obligations
---------------------------

     U.S. Government obligations include securities issued by the U.S. Treasury, U.S. Government agencies or U.S. Government-sponsored entities. While U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government, securities issued by U.S. Government agencies or government-sponsored entities may not be backed by the full faith and credit of the U.S.

Government. The Government National Mortgage Association (GNMA), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (I.E. not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection or scheduled payment of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity will be adversely impacted. U.S. Government obligations are subject to low but varying degrees of credit risk, and are still subject to interest rate and market risk.

     In addition to the securities discussed above, a Fund may also purchase debt guaranteed by the Federal Deposit Insurance Corporation (FDIC), an independent agency of the U.S. Government, through the FDIC's Temporary Liquidity Guarantee Program (TLGP). Under the TLGP, the FDIC guarantees newly issued senior unsecured debt issued on or before June 30, 2009 by FDIC-insured depository institutions, U.S. bank holding companies and financial holding companies and certain U.S. savings and loan holding companies (FDIC-backed debt). The expiration date of the FDIC's guarantee is the earlier of the maturity date of the FDIC-backed debt or June 30, 2012. FDIC-backed debt is backed by the full faith and credit of the U.S. Government, but is still subject to interest rate and market risk.

DERIVATIVES
-----------

Derivative Securities
---------------------

     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index, such as the S&P 500 Index, or a rate, such as the London Interbank Offered Rate ("LIBOR"), including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Futures contracts and options are also considered types of derivative securities, and are described more fully under the heading "Futures and Options Contracts" below. Other common types of derivatives include forward foreign currency exchange contracts, forward contracts on securities and securities indices, linked securities and structured products, collateralized mortgage obligations, stripped securities, warrants, swap agreements, and swaptions.

     An investment is often made in derivative securities as a "hedge" against fluctuations in the market value of the other securities in a Fund's portfolio due to currency exchange rate fluctuations or other factors in the securities markets, although a Fund may also invest in certain derivative securities for investment purposes only. Other reasons why a Fund may use derivative securities include protecting its unrealized gains reflected in the value of its portfolio of securities, facilitating the sale of such securities for investment purposes, reducing transaction costs, and/or managing the effective maturity or duration of its portfolio.

     While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of a Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets. The trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these derivative securities will perform under different economic interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of securities and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or a Fund could be forced to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies, restrictions and quality standards, consider making investments in such new types of derivative securities.

     Additional risks of derivative securities include, but are not limited to: the risk of disruption of a Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (I.E., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives are closely monitored and that their use is consistent with a particular Fund's investment objective, policies, restrictions and quality standards, and does not expose such Fund to undue risk.

     A Fund's use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. A Fund also may not use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.

     Derivatives, both equity and credit, include options, futures and options on futures, which may be used to hedge a Fund's portfolio, increase returns or maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. Such risks may include illiquidity of the derivative and imperfect correlation of the derivative with underlying investments for which it is being substituted or the Fund's other portfolio holdings. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

     Additionally, the use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. A Fund's use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain.

     The success of management's derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund's potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies, there is the risk that a Fund may not be able to find a suitable counterparty for the derivative transaction, and therefore may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

Futures and Options Contracts
-----------------------------

     IN GENERAL. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (I.E., exposure to adverse price changes).

     Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Fund's custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting aFund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (I.E., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the Fund.

     A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     Pursuant to a notice of eligibility claiming exclusion from the definition of Commodity Pool Operator filed with the National Futures Association on behalf of the Funds, neither the Trust nor any of the individual Funds is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are not subject to registration or regulation as such under the CEA.

     A Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     OPTIONS TRADING. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     A Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

     A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

     Below is a description of some of the types of futures and options in which the Funds may invest.

     STOCK INDEX OPTIONS. A Fund may purchase and write (I.E., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Funds will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. A Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     FOREIGN CURRENCY FUTURES CONTRACTS. A Fund may invest in foreign currency futures contracts which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, is regulated by the CFTC and is traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

     To the extent that a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a foreign currency futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a foreign currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These foreign currency futures contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of foreign currency futures contracts involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency futures contracts also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency futures contracts also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency futures contracts and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its currency risks, and may cause a Fund to lose money on its investments in foreign currency futures contracts.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

     FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.

Swap Agreements and Swaptions
-----------------------------

     Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement. In a swaption, in exchange for an option premium, the purchaser of the swaption acquires the right, but not the obligation, to enter into a specified swap agreement with a counterparty on a specified future date. If there is a default by the other party to a swap agreement or swaption, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case a Fund may not receive the net amount of payments that such Fund contractually is entitled to receive.

     INTEREST RATE SWAP AGREEMENTS. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. The exchange commitment can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swap agreements on a net basis. In so doing, the two payment streams under the swap agreement are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap agreement, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. In a total return swap agreement, the non-floating rate side of the swap is based on the total return of an individual security, a basket of securities, an index or another reference asset. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. Caps and floors have an effect similar to buying or writing options. A collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease a Fund's exposure to long-term interest rates. Another example is if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease a Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates.

     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Fund's performance. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield. Additionally, whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the adviser's ability correctly to predict whether certain types of investments likely are to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factor that determines the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement likely would decline, potentially resulting in losses for a Fund. A Fund will closely monitor the credit of a swap agreement counterparty in order to attempt to minimize this risk. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements (either by assignment or other disposition) or reduce its exposure through offsetting transactions (I.E., by entering into an offsetting swap agreement with the same party or a similarly creditworthy party).

     CREDIT DEFAULT SWAP AGREEMENTS. A Fund may enter into credit default swap agreements, which may have as reference obligations one or more securities or a basket of securities that are or are not currently held by a Fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, a Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

     Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements generally with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

     EQUITY SWAPS. A Fund may engage in equity swaps. Equity swaps allow the parties to the swap agreement to exchange components of return on one equity investment (E.G., a basket of equity securities or an index) for a component of return on another non-equity or equity investment, including an exchange of differential rates of return. Equity swaps may be used to invest in a market without owning or taking physical custody of securities in circumstances where direct investment may be restricted for legal reasons or is otherwise impractical. Equity swaps also may be used for other purposes, such as hedging or seeking to increase total return.

     The values of equity swaps can be very volatile. To the extent that the adviser does not accurately analyze and predict the potential relative fluctuation on the components swapped with the other party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividend on a common stock) may also be sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults.

     TOTAL RETURN SWAP AGREEMENTS. Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund's portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

     Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a Fund thereunder, and conversely, that a Fund will not be able to meet its obligation to the counterparty. Generally, a Fund will enter into total return swaps on a net basis (I.E., the two payment streams are netted against one another with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by a Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund's obligations will be accrued on a daily basis, and the full amount of a Fund's obligations will be segregated by a Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost a Fund initially to make an equivalent direct investment, plus or minus any amount a Fund is obligated to pay or is to receive under the total return swap agreement.

     VARIANCE, VOLATILITY AND CORRELATION SWAP AGREEMENTS. Variance and volatility swaps are contracts that provide exposure to increases or decreases in the volatility of certain referenced assets. Correlation swaps are contracts that provide exposure to increases or decreases in the correlation between the prices of different assets or different market rates.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS
---------------------------------------------

Emerging Market Securities
--------------------------

     The Funds consider countries with emerging markets to include the following: (i) countries included in the MSCI Emerging Markets Index; and (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World
Bank). Additionally, the Funds consider the following countries to have emerging markets: Argentina, Brazil, Chile, China, the Czech Republic, Colombia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan, Turkey, and Venezuela. The Funds consider emerging market securities to be securities: (i) issued by companies with their principal place of business or principal office in an emerging market country; or (ii) issued by companies for which the principal securities trading market is an emerging market country. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust ("REIT") securities. The Funds may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

     Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Funds would otherwise be subject.

Foreign Obligations and Securities
-----------------------------------


     The Funds consider equity securities of foreign issuers (or foreign securities) to be equity securities: (1) issued by companies with their principal place of business or principal office, or both, as determined in the adviser's reasonable discretion, in a country, other than the U.S.; or (2) issued by companies for which the principal securities trading market is a country other than the U.S. Foreign company stocks may lose value or be more difficult to trade as a result of adverse changes in currency exchange rates or other developments in the issuer's home country. Concentrated investment by a Fund in any single country, especially a less developed country, would make such Fund's value more sensitive to economic, currency and regulatory changes within that country.


     Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory levels of taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would otherwise be subject.

     Foreign securities include, among others, American Depositary Receipts
(ADRs) and similar investments, including Canadian Depositary Receipts (CDRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs). ADRs, CDRs, EDRs, GDRs, and IDRs are depositary receipts for foreign company stocks issued by a bank and held in trust at that bank, and which entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar.

     Because a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by a wide range of political and economic factors, including the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention and stability, speculation and other factors also affect exchange rates.

     A Fund may engage in foreign currency transactions in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may enter into a forward contract to protect against a decrease in the price of securities denominated in a particular currency a Fund intends to purchase. If it is anticipated that exchange rates will rise, a Fund may enter into a forward contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These forward contracts will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     Foreign currency transactions, such as forward foreign currency exchange contracts, are contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The Adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions.

     The use of foreign currency transactions involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of foreign currency transactions strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of foreign currency transactions also exposes a Fund to the general risks of investing in futures contracts, including: the risk of an illiquid market for the foreign currency transactions and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its investments in foreign currency transactions. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

Participation Notes
-------------------

     The Funds may purchase participation notes, also known as participation certificates. Participation notes are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. Participation notes may be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.

     For temporary defensive purposes, the Funds may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

EQUITY SECURITIES
-----------------

     The following equity securities may be purchased by a Fund to the extent such purchase is consistent with the Fund's investment objective and strategies.

Initial Public Offerings
------------------------

     Smaller companies may offer initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Preferred Stock
---------------

     Preferred stocks represent an equity or ownership interest in an issuer that pay dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bond take precedence over the claims of those who own preferred securities and common stock.

Smaller Company Securities
--------------------------

     Investments in smaller capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

     Securities owned by a Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

     Investments in smaller, less seasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors were to engage in trading this type of security, a Fund may be forced to dispose of its holdings in this type of security at prices lower than might otherwise be obtained in the absence of institutional trading in such security.

OTHER INVESTMENTS AND TECHNIQUES
---------------------------------

Borrowing
----------

     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Closed-End Investment Companies
-------------------------------

     A Fund may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets.

     A Fund will invest in such companies when, in the adviser's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------

     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Funds have a segregated account in which they may maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is at least equal to the amount of such commitments.

Illiquid Securities
-------------------

     Securities not registered under the 1933 Act, and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% of its net assets in illiquid securities.

Loans of Portfolio Securities
-----------------------------

     Portfolio securities may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (i) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, initially in an amount at least equal to 100% of the value of the securities loaned plus any accrued interest or dividends, with the borrower being obligated, under certain circumstances, to post additional collateral on a daily marked-to-market basis, all as described in further detail in the following paragraph; although the loans may not be fully supported at all times if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification;
(iii) the Fund will receive any interest or distributions paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed the limits established under the 1940 Act.

     The following provides additional detail on the requirement described in
(i) above. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest at the time when the Fund enters into the transaction. The collateral supporting loans of domestic and foreign equity securities and corporate bonds is remarked to at least 102% of the market value of the securities loaned (including any accrued interest) on a daily basis, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested. Collateral supporting loans of U.S. Government Securities is remarked to 102% of the loaned securities' market value, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested, only if the given collateral falls below 100% of the market value of the securities loaned plus any accrued interest.

     For lending its securities, a Fund will earn either a fee payable by the borrower on loans that are collateralized by U.S. Government securities or a letter of credit, or income on instruments purchased with cash collateral (after payment of a "broker rebate fee" to the borrower). Cash collateral is invested on behalf of the Fund by the Securities Lending Agent in securities that, at the time of investment, are considered high-quality, U.S. dollar-denominated short-term money market instruments and have been evaluated and approved by the Funds' investment adviser and are permissible investments for a Fund. Cash collateral is invested on behalf of a Fund through a joint account in a manner similar to the Funds' investment of its cash reserves and the Fund is entitled to the gains and bears the losses on such investments. The investments purchased with cash collateral on behalf of each Fund currently include holdings in the securities of certain structured investment vehicles or "SIVs" that, although considered high-quality, short-term money market instruments when originally purchased by the Securities Lending Agent through a joint account, are now in payment default or are otherwise impaired. The net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments purchased with cash collateral. Thus, the current net asset value of each Fund reflects the current valuations assigned to defaulted or impaired SIVs that were purchased on behalf of a Fund through the investment of cash collateral for securities loaned. If a Fund elects to discontinue its participation in the securities lending program at a time when the defaulted or impaired SIVs still comprise a portion of the cash collateral pool of investments, the Securities Lending Agent would seek to promptly liquidate the securities in the cash collateral investment pool, including the defaulted or impaired SIVs. In such an event, the ability to dispose of defaulted or impaired SIVs at an acceptable price or at all may be severely limited or not possible, in which case a Fund could be required to receive a distribution of the defaulted or impaired SIVs in kind or realize a loss on the entire portion of the cash collateral pool represented by the defaulted or impaired SIVs. The current valuation assigned to a security in the cash collateral pool by a Fund may differ from any valuation that the Securities Lending Agent may assign to the same security when held on behalf of another client or for its own account. Loans of securities also involve a risk that the borrower may fail to return the securities when due or when called for by a Fund or may fail to provide additional collateral when required. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, loans may be called at any time and generally will be called if a material event affecting the investment is expected to be presented to a shareholder vote so that securities may be voted by the Fund.

     Each lending Fund pays a portion of the net interest or fees earned from securities lending to a Securities Lending Agent. Wells Fargo Bank currently acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser and has delegated its duties as Securities Lending Agent to an affiliated sub-agent for certain Funds and to an unaffiliated sub-agent for other Funds. Pursuant to an exemptive order granted by the SEC and subject to compliance with its conditions, Wells Fargo Bank under a contract is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard. Wells Fargo Bank pays all or a portion of the revenues generated by securities lending activities to the sub-agents as compensation for their services as sub-agents. The Securities Lending Agent may make payments to borrowers and placing brokers that are not affiliated, directly or indirectly, with the Trust, the adviser or the distributor.

Other Investment Companies
--------------------------

     A Fund may invest in shares of other open-end and closed-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the fund's non-fundamental investment policies. Currently, under the 1940 Act, a fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions: (i) 3% of the total voting stock of any one investment company; (ii) 5% of such fund's total assets with respect to any one investment company; and (iii) 10% of such fund's total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

     Other investment companies may include exchange-traded funds ("ETFs"), which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track and to the risks of the specific sector or industry tracked by the ETF. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons. Although ETFs that track broad market indexes are typically large and their shares are fairly liquid, ETFs that track more specific indexes tend to be newer and smaller, and all ETFs have limited redemption features. Pursuant to certain exemptive relief granted by the SEC, the Fund's investments in certain ETFs may exceed certain of the limits described above.

     Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated Funds, including the money market Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest.

     ISHARES. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Private Placement and Other Restricted Securities
-------------------------------------------------

     Private placement securities are not registered under the 1933 Act. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. However, private placement and other "restricted" securities typically cannot be resold without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A (a "Rule 144A Security")), and may not be readily marketable.

     Private placement and other restricted securities typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Investing in private placement and other restricted securities is subject to certain additional risks. They may be considered illiquid securities as they typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held and traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value due to the absence of an active trading market. Delay or difficulty in selling such securities may result in a loss to a Fund. Restricted securities, including Rule 144A Securities, that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation: (i) the frequency of trades and quotes for the Rule 144A Security; (ii) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the Rule 144A Security; and (iv) the nature of the Rule 144A Security and the nature of the marketplace trades (E.G., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer). The adviser will apply a similar process to evaluating the liquidity characteristics of other restricted securities. There can be no assurance that a restricted security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by a Fund.

Repurchase Agreements
---------------------

     Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. Repurchase agreements generally are subject to counterparty risk. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the underlying securities may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, and other illiquid securities. A Fund will only enter into repurchase agreements with broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the Fund's adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements
-----------------------------

     A reverse repurchase agreement is an agreement under which a Fund sells a portfolio security and agrees to repurchase it at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund's obligation to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales
-----------

     A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until a Fund replaces the borrowed security. In order to deliver the security to the buyer, a Fund must arrange through a broker to borrow the security and, in so doing, a Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that a Fund owns the securities, which are placed in a segregated account until the transaction is closed out, or has the right to obtain securities equivalent in kind and amount to the securities sold short. A Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

     Short sales by a Fund that are not made "against the box" are limited to transactions in futures and options. Such transactions create opportunities to increase a Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the futures or options sold short without the need to invest the full purchase price of the futures or options on the date of the short sale, a Fund's NAV per share will tend to increase more when the futures or options it has sold short decrease in value, and to decrease more when the futures or options it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of futures or options sold short may continuously increase, although a Fund may mitigate such losses by replacing the futures or options sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing futures or options to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," a Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.

     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Fund will be "against the box," or the Fund's obligation to deliver the futures or options sold short not "against the box" will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of futures or options not "against the box" or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

Warrants
--------

     Warrants are instruments, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

Trustees and Officers
---------------------

     The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.


     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of, as of February 1, 2010, 133 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The business address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.

     Information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears below. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.

                            POSITION HELD                                                                      OTHER PUBLIC
                                WITH                                                                            COMPANY OR
                             REGISTRANT/                                                                        INVESTMENT
                              LENGTH OF                         PRINCIPAL OCCUPATION(S)                          COMPANY
NAME AND AGE                 SERVICE/1/                           DURING PAST 5 YEARS                         DIRECTORSHIPS
------------------------ ------------------ -------------------------------------------------------------- -------------------
                                                      INDEPENDENT TRUSTEES
Peter G. Gordon, 67      Trustee, since     Co-Founder, Chairman, President and CEO of Crystal                     N/A
                         1998, Chairman,    Geyser Water Company.
                         since 2005
                         (Lead Trustee
                         since 2001)
Isaiah Harris, Jr., 56   Trustee, since     Retired. Prior thereto, President and CEO of BellSouth          CIGNA Corporation
                         2009, Advisory     Advertising and Publishing Corp from 2005 to 2007,              Deluxe Corporation
                         Board Member,      President and CEO of BellSouth Enterprises from 2004 to
                         from 2008 to       2005 and President of BellSouth Consumer Services from
                         2009               2000 to 2003. Currently a member of the Iowa State
                                            University Foundation Board of Governors and a member of
                                            the Advisory Board of Iowa State University School of
                                            Business.
Judith M. Johnson, 60    Trustee, since     Retired. Prior thereto, Chief Executive Officer and Chief              N/A
                         2008               Investment Officer of Minneapolis Employees Retirement
                                            Fund from 1996 to 2008. Ms. Johnson is a certified public
                                            accountant and a certified managerial accountant.
David F. Larcker, 59     Trustee, since     James Irvin Miller Professor of Accounting at the Graduate             N/A
                         2009, Advisory     School of Business, Stanford University, Director of
                         Board Member,      Corporate Governance Research Program and Co-Director of
                         from 2008 to       The Rock Center for Corporate Governance since 2006.
                         2009               From 2005 to 2008, Professor of Accounting at the Graduate
                                            School of Business, Stanford University. Prior thereto, Ernst
                                            & Young Professor of Accounting at The Wharton School,
                                            University of Pennsylvania from 1985 to 2005.
Olivia S. Mitchell, 56   Trustee, since     Professor of Insurance and Risk Management, Wharton                    N/A
                         2006               School, University of Pennsylvania. Director of the Boettner
                                            Center on Pensions and Retirement Research. Research
                                            associate and board member, Penn Aging Research Center.
                                            Research associate, National Bureau of Economic Research.
Timothy J. Penny, 57     Trustee, since     President and CEO of Southern Minnesota Initiative                     N/A
                         1996               Foundation, a non-profit organization, since 2007 and Senior
                                            Fellow at the Humphrey Institute Policy Forum at the
                                            University of Minnesota since 1995. Member of the Board
                                            of Trustees of NorthStar Education Finance, Inc., a
                                            non-profit organization, since 2007.
Donald C. Willeke, 69    Trustee, since     Principal of the law firm of Willeke & Daniels. General                N/A
                         1996               Counsel of the Minneapolis Employees Retirement Fund
                                            from 1984 to present.
                                                            OFFICERS
Karla M. Rabusch, 50     President, since   Executive Vice President of Wells Fargo Bank, N.A. and                 N/A
                         2003               President of Wells Fargo Funds Management, LLC since
                                            2003. Senior Vice President and Chief Administrative
                                            Officer of Wells Fargo Funds Management, LLC from 2001
                                            to 2003.

                          POSITION HELD                                                                 OTHER PUBLIC
                              WITH                                                                       COMPANY OR
                           REGISTRANT/                                                                   INVESTMENT
                            LENGTH OF                        PRINCIPAL OCCUPATION(S)                       COMPANY
NAME AND AGE               SERVICE/1/                          DURING PAST 5 YEARS                      DIRECTORSHIPS
---------------------- ------------------ ------------------------------------------------------------ --------------
David Berardi, 34      Assistant          Vice President of Evergreen Investment Management                  N/A
                       Treasurer, since   Company, LLC since 2008. Assistant Vice President of
                       2009               Evergreen Investment Services, Inc. from 2004 to 2008.
                                          Manager of Fund Reporting and Control for Evergreen
                                          Investment Management Company, LLC since 2004.
Jeremy DePalma, 35     Assistant          Senior Vice President of Evergreen Investment Management           N/A
                       Treasurer, since   Company, LLC since 2008. Vice President, Evergreen
                       2009               Investment Services, Inc. from 2004 to 2007. Assistant Vice
                                          President, Evergreen Investment Services, Inc. from 2000 to
                                          2004 and the head of the Fund Reporting and Control Team
                                          within Fund Administration since 2005.
C. David Messman, 49   Secretary, since   Senior Vice President and Secretary of Wells Fargo Funds           N/A
                       2000; Chief        Management, LLC since 2001. Managing Counsel of Wells
                       Legal Officer,     Fargo Bank, N.A. since 2000.
                       since 2003
Debra Ann Early, 45    Chief              Chief Compliance Officer of Wells Fargo Funds                      N/A
                       Compliance         Management, LLC since 2007. Chief Compliance Officer of
                       Officer, since     Parnassus Investments from 2005 to 2007. Chief Financial
                       2007               Officer of Parnassus Investments from 2004 to 2007 and
                                          Senior Audit Manager of PricewaterhouseCoopers LLP from
                                          1998 to 2004.
Kasey Phillips, 38     Treasurer, since   Senior Vice President of Evergreen Investment Management           N/A
                       2009               Company, LLC since 2006 and currently the Treasurer of the
                                          Evergreen Funds since 2005. Vice President and Assistant
                                          Vice President of Evergreen Investment Services, Inc. from
                                          1999 to 2006.


------


1 Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.

     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.


     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. The Governance Committee meets only as necessary and met three times during the Funds' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

     The Governance Committee has adopted procedures by which a shareholder may properly submit a nominee recommendation for the Committee's consideration, which are set forth in the Trusts' Governance Committee Charter. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust. The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Governance Committee meeting at which the nominee would be considered. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address, and nationality of the person recommended by the shareholder (the "candidate"),
(B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), and
(f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the 1940 Act) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Governance Committee may require the candidate to interview in person or furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust. The Governance Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board.

     The Governance Committee may from time-to-time propose nominations of one or more individuals to serve as members of an "advisory board," as such term is defined in Section 2(a)(1) of the 1940 Act ("Advisory Trustees"). An individual may be eligible to serve as an Advisory Trustee only if that individual meets the requirements to be a "non-interested" Trustee under the 1940 Act and does not otherwise serve the Trust in any other capacity. Any Advisory Trustee shall serve at the pleasure of the Board and may be removed, at any time, with or without cause, by the Board. An Advisory Trustee may be nominated and elected as a Trustee, at which time he or she shall cease to be an Advisory Trustee. Advisory Trustees shall perform solely advisory functions. Unless otherwise specified by the Committee or the Board, Advisory Trustees are invited to attend meetings of the Board and all committees of the Board. Advisory Trustees shall participate in meeting discussions but do not have a vote upon any matter presented to the Board or any committee of the Board, nor do they have any power or authority to act on behalf of or to bind the Board, any committee of the Board or the Trust. Advisory Trustees shall not have any responsibilities or be subject to any liabilities imposed upon Trustees by law or otherwise. Advisory Trustees shall be entitled, to the maximum extent permitted by law, to be indemnified by the Trust and shall be covered by any liability insurance coverage that extends to Trustees and officers of the Trust. Advisory Trustees shall be paid the same meeting fees payable to Trustees and shall have their expenses reimbursed in accordance with existing Board expense reimbursement policies. Advisory Trustees shall not receive any retainer fees.

     (2) AUDIT COMMITTEE. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds' most recently completed fiscal year. Judith M. Johnson serves as the chairperson of the Audit Committee.

     COMPENSATION. For the calendar year ended December 31, 2008, each Trustee received an annual retainer (payable quarterly) of $160,000 from the Fund Complex. Each Trustee and Advisory Board Member also received a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at the first telephonic Fund Complex Board meeting and each telephonic Board meeting beyond five. In addition, the Chairperson of the Fund Complex Board received an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $20,000 annual retainer, for the additional work and time devoted by the Chairpersons. Prior to January 1, 2008, each Trustee received an annual retainer (payable quarterly) of $140,000 from the Fund Complex. Each Trustee also received a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the Fund Complex Board received an additional $40,000 annual retainer and the Chairperson of the Audit Committee received an additional $16,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     Effective January 1, 2009, each Trustee receives an annual retainer (payable quarterly) of $160,000 from the Fund Complex. Each Trustee and Advisory Board Member receives a combined fee of $7,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the Fund Complex Board receives an additional $40,000 annual retainer and the Chairperson of the Audit Committee receives an additional $20,000 annual retainer, for the additional work and time devoted by the Chairpersons.

     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's Officers are not compensated by the Trust for their services. For the fiscal year endedSeptember 30, 2009, the Trustees received the following compensation:

                              COMPENSATION TABLE
                      FISCAL YEAR ENDED SEPTEMBER 30, 2009


                                                       INDEPENDENT TRUSTEES/1/
                           PETER G.     ISAIAH     JUDITH M.   DAVID F.   OLIVIA S.   TIMOTHY J.   DONALD C.
FUND                        GORDON    HARRIS JR.    JOHNSON     LARCKER    MITCHELL      PENNY      WILLEKE
C&B Large Cap Value        $  1,909    $    943    $  1,673    $    943   $  1,598     $  1,609    $  1,609
Diversified Equity         $  1,909    $    943    $  1,673    $    943   $  1,598     $  1,609    $  1,609
Diversified Small Cap      $  1,909    $    943    $  1,673    $    943   $  1,598     $  1,609    $  1,609
Emerging Growth            $  1,909    $    943    $  1,673    $    943   $  1,598     $  1,609    $  1,609
Equity Income              $  1,909    $    943    $  1,673    $    943   $  1,598     $  1,609    $  1,609
Equity Value               $  1,909    $    943    $  1,673    $    943   $  1,598     $  1,609    $  1,609
Growth Equity              $  1,909    $    943    $  1,673    $    943   $  1,598     $  1,609    $  1,609
Index                      $  1,909    $    943    $  1,673    $    943   $  1,598     $  1,609    $  1,609
Large Cap Appreciation     $  1,909    $    943    $  1,673    $    943   $  1,598     $  1,609    $  1,609
Large Company Growth       $  1,909    $    943    $  1,673    $    943   $  1,598     $  1,609    $  1,609
Small Company Growth       $  1,909    $    943    $  1,673    $    943   $  1,598     $  1,609    $  1,609
Small Company Value        $  1,909    $    943    $  1,673    $    943   $  1,598     $  1,609    $  1,609
TOTAL COMPENSATION FROM    $254,000    $125,467    $222,500    $125,467   $212,500     $214,000    $214,000
THE FUND COMPLEX/2/


------

/1/ Isaiah Harris, Jr. and David F. Larker became Independent Trustees effective April 17, 2009. From November 1, 2008, to April 17, 2009, Messrs. Harris and Larcker served as Advisory Board Members. The compensation reflected in the table above for Messers. Harris and Larcker includes compensation for their services as Advisory Board members from November 1, 2008, to April 16, 2009, and as Independent Trustees from April 17, 2009, to September 30, 2009.


/2/ Includes Trustee compensation received by other funds within the entire Fund Complex as of the Funds' fiscal year end (consisting of 133 funds).

     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2009, the Trustees, the Advisory Board Members and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over
$100,000.

           BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS AND FUND COMPLEX
                     CALENDAR YEAR ENDED DECEMBER 31, 2009



FUND                                                      INDEPENDENT TRUSTEES
                      PETER G.    ISAIAH HARRIS.   JUDITH M.    DAVID F.     OLIVIA S.   TIMOTHY J.   DONALD C.
FUND                  GORDON      JR./2/           JOHNSON      LARCKER/2/   MITCHELL    PENNY        WILLEKE
C&B Large Cap
Value                 $      0       $      0      $      0      $      0    $      0     $      0    $       0
Diversified Equity    $      0       $      0      $      0      $      0    $      0     $      0    $       0
Diversified Small
Cap                   $      0       $      0      $      0      $      0    $      0     $      0    $       0
Emerging Growth       $      0       $      0      $      0      $      0    $      0     $      0    $       0
                                                                                          $     1-
Equity Income         $      0       $      0      $      0      $      0    $      0     $ 10,000    $       0
Equity Value          $      0       $      0      $      0      $      0    $      0     $      0    $       0
Growth Equity         $      0       $      0      $      0      $      0    $      0     $      0    $       0
                                                                                          $50,001-
Index                 $      0       $      0      $      0      $      0    $      0     $100,000    >$100,000
Large Cap                                                                                             $      1-
Appreciation          $      0       $      0      $      0      $      0    $      0     $      0    $  10,000
Large Company                                                                                            over
Growth                $      0       $      0      $      0      $      0    $      0     $      0    $ 100,000
Small Company
Growth                $      0       $      0      $      0      $      0    $      0     $      0    $       0
Small Company         $10,001-
Value                 $ 50,000       $      0      $      0      $      0    $      0     $      0    $       0
Aggregate Dollar
Range of
Equity Securities Of
Fund                     over          over          over          over         over        over         over
Complex/1/            $100,000       $100,000      $100,000      $100,000    $100,000     $100,000    $ 100,000


------
1 Includes Trustee ownership in shares of other funds within the entire Fund Complex as of the calendar year end (consisting of 133 funds).
2 Messrs. Harris and Larcker were elected to the Board as Independent Trustees effective April 17, 2009.


     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2009, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.


Investment Adviser
------------------


     Wells Fargo Funds Management, LLC ("Funds Management"), an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.


     AFFILIATED ADVISORY PROGRAMS. Funds Management, on behalf of participants
     -----------------------------
in programs managed by Funds Management, may invest a portion of the program's assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund's assets. In such an instance, Funds Management's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.

     The Funds operate under two types of advisory arrangements: (i) gateway feeder Funds that invest in a single corresponding master portfolio of Master Trust and have "dormant" advisory arrangements at the gateway level; and (ii) gateway blended Funds that invest in two or more master portfolios of Master Trust and have advisory arrangements at the gateway level.

     As described in the first category above, the gateway feeder Funds each invest 100% of their assets in a single respective master portfolio of Master Trust. Because the gateway feeder Funds invest all of their assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder Fund level. However, in order to preserve flexibility to allow the gateway feeder Funds to invest in more than one master portfolio of Master Trust, each gateway feeder Fund has a "dormant" advisory arrangement with Funds Management. Under the dormant advisory arrangement, Funds Management will receive no advisory fees from a gateway feeder Fund as long as the gateway feeder Fund continues to invest all (or substantially all) of its assets in a single master portfolio of Master Trust. If a gateway feeder Fund were to change its investment structure so that it begins to invest substantially all of its assets in two or more master portfolios (a gateway blended Fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Fund's average daily net assets for providing investment advisory services to the Fund, including a determination of the asset allocation of the Fund's investment in various master portfolios. If, in reliance upon current published "no-action" interpretative positions of the staff of the SEC, a gateway feeder Fund redeems all or a portion of its assets from any master portfolio and invests those assets directly in a portfolio of securities, Funds Management expects that it would be entitled to receive the advisory rate (pass-through advisory fee) listed below which mirrors the current advisory fee charged by Funds Management to the Master Trust portfolio in which the gateway feeder Fund invests for the management of those assets.


                                            DORMANT                  ANNUAL RATE/2/
                             ACTIVE          ASSET                  (AS A PERCENTAGE
GATEWAY                     ADVISORY       ALLOCATION                OF NET ASSETS)
FEEDER FUND                   FEES          FEES/1/                 EFFECTIVE 2/1/08
C&B Large Cap Value           0.00%           0.25%            First $500M            0.70%
                                                                Next $500M            0.65%
                                                                 Next $2B             0.60%
                                                                 Next $2B            0.575%
                                                                 Over $5B             0.55%
Emerging Growth               0.00%           0.25%            First $500M            0.85%
                                                                Next $500M           0.825%
                                                                 Next $1B             0.80%
                                                                 Next $1B            0.775%
                                                                 Over $3B             0.75%
Equity Income                 0.00%           0.25%            First $500M            0.70%
                                                                Next $500M            0.65%
                                                                 Next $2B             0.60%
                                                                 Next $2B            0.575%
                                                                 Over $5B             0.55%
Equity Value                  0.00%           0.25%            First $500M            0.70%
                                                                Next $500M            0.65%
                                                                 Next $2B             0.60%
                                                                 Next $2B            0.575%
                                                                 Over $5B             0.55%
Index                         0.00%           0.25%             First $1B             0.10%
                                                                 Next $4B            0.075%
                                                                 Over $5B             0.05%
Large Cap Appreciation        0.00%           0.25%            First $500M            0.70%
                                                                Next $500M            0.65%
                                                                 Next $2B             0.60%
                                                                 Next $2B            0.575%
                                                                 Over $5B             0.55%
Large Company Growth          0.00%           0.25%            First $500M            0.70%
                                                                Next $500M            0.65%
                                                                 Next $2B             0.60%
                                                                 Next $2B            0.575%
                                                                 Over $5B             0.55%
Small Company Growth          0.00%           0.25%            First $500M            0.85%
                                                                Next $500M           0.825%
                                                                 Next $1B             0.80%
                                                                 Next $1B            0.775%
                                                                 Over $3B             0.75%

                                             DORMANT               ANNUAL RATE/2/
                             ACTIVE           ASSET               (AS A PERCENTAGE
GATEWAY                     ADVISORY        ALLOCATION             OF NET ASSETS)
FEEDER FUND                   FEES           FEES/1/              EFFECTIVE 2/1/08
Small Company Value            0.00%           0.25%           First $500M          0.85%
                                                                Next $500M         0.825%
                                                                 Next $1B           0.80%
                                                                 Next $1B          0.775%
                                                                 Over $3B           0.75%

------
/1/ Represents the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a gateway blended Fund.

/2/ Represents the advisory fee payable to Funds Management as Adviser to the portfolio(s) of Master Trust in which the Fund invests. Funds Management expects that this would be the proposed advisory fee payable to Funds Management as Adviser if the Fund converts into a stand-alone Fund.


     As described in the second category above, the following gateway blended Funds invest their respective assets in two or more master portfolios of Master Trust. For each of these Funds, Funds Management determines the master portfolios of Master Trust in which each gateway blended Fund invests and the percentage allocation that such Fund would make to each master portfolio. For these asset allocation services, Funds Management is entitled to receive an annual fee of 0.25% of the Fund's average daily net assets as indicated in the chart below.

                               ADVISORY FEES
GATEWAY                        (MAXIMUM ASSET
BLENDED FUNDS                 ALLOCATION FEES)
Diversified Equity                  0.25%
Diversified Small Cap               0.25%
Growth Equity                       0.25%

     Advisory Fees Paid. For the fiscal year ends shown in the tables below,
     ------------------
the Funds listed below paid the following advisory fees, and the investment adviser waived the indicated fees.


                                          YEAR ENDED 9/30/09
                                                   FEES       FEES PAID
FUND                           FEES INCURRED      WAIVED     AFTER WAIVER
C&B Large Cap Value              $        0    $        0      $     0
Diversified Equity               $1,482,493    $1,421,063      $61,430
Diversified Small Cap            $1,034,453    $1,034,453      $     0
Emerging Growth Fund(1)          $        0    $        0      $     0
Equity Income(1)                 $        0    $        0      $     0
Equity Value(1)                  $        0    $        0      $     0
Growth Equity                    $  312,228    $  263,832      $48,396
Index(1)                         $        0    $        0      $     0
Large Cap Appreciation(1)        $        0    $        0      $     0
Large Company Growth(1)          $        0    $        0      $     0
Small Company Growth(1)          $        0    $        0      $     0
Small Company Value(1)           $        0    $        0      $     0



                                      YEAR ENDED 9/30/08
                                               FEES       FEES PAID
FUND                       FEES INCURRED      WAIVED     AFTER WAIVER
C&B Large Cap Value          $        0    $        0      $      0
Diversified Equity           $2,577,607    $2,445,827      $131,780
Diversified Small Cap        $1,597,382    $1,021,038      $576,344
Emerging Growth Fund(1)      $        0    $        0      $      0
Equity Income(1)             $        0    $        0      $      0
Equity Value(1)              $        0    $        0      $      0

                                       YEAR ENDED 9/30/08
                                                FEES      FEES PAID
FUND                         FEES INCURRED     WAIVED    AFTER WAIVER
Growth Equity                   $813,402     $553,450      $259,952
Index(1)                        $      0     $      0      $      0
Large Cap Appreciation(1)       $      0     $      0      $      0
Large Company Growth(1)         $      0     $      0      $      0
Small Company Growth(1)         $      0     $      0      $      0
Small Company Value(1)          $      0     $      0      $      0


                                          YEAR ENDED 9/30/07
                                                   FEES       FEES PAID
FUND                           FEES INCURRED      WAIVED     AFTER WAIVER
C&B Large Cap Value              $        0    $        0      $      0
Diversified Equity               $3,270,492    $3,149,107      $121,385
Diversified Small Cap            $1,935,170    $1,263,008      $672,162
Emerging Growth Fund(1)          $        0    $        0      $      0
Equity Income(1)                 $        0    $        0      $      0
Equity Value(1)                  $        0    $        0      $      0
Growth Equity                    $1,405,539    $  844,002      $561,537
Index(1)                         $        0    $        0      $      0
Large Cap Appreciation(1)        $        0    $        0      $      0
Large Company Growth(1)          $        0    $        0      $      0
Small Company Growth(1)          $        0    $        0      $      0
Small Company Value(1)           $        0    $        0      $      0


------
(1) Funds Management currently does not receive investment advisory fees from any Fund that invests substantially all of its assets in a single portfolio of Master Trust. Funds Management receives advisory fees from the respective Master Trust portfolios in which such Funds invest.


     General. Each Fund's Advisory Agreement will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.


Investment Sub-Advisers
-----------------------


     Funds Management has engaged Artisan Partners Limited Partnership ("Artisan"), Cadence Capital Management, LLC ("Cadence"), Cooke & Bieler, LLP. ("Cooke & Bieler"), Evergreen Investment Management Company, LLC, ("Evergreen Investments"), an affiliate of Funds Management, LSV Asset Management ("LSV"), Peregrine Capital Management, Inc. ("Peregrine"), Smith Asset Management Group ("Smith"), SSgA Funds Management, ("SSgA") Systematic Financial Management, L.P. ("Systematic") and Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, to serve as investment sub-advisers to the master portfolios of Master Trust in which the gateway blended and gateway feeder Funds invest, as listed in the charts below (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). Subject to the direction of the Trust's and Master Trust's Boards and the overall supervision and control of Funds Management, the Trust and Master Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the Funds' assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management and the Trust's and Master Trust's Boards and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to an affiliated Sub-Adviser.


     Currently, because the gateway feeder Funds invest all of their assets in a single portfolio, no investment sub-advisory services are provided at the gateway feeder Fund level, and, accordingly, a sub-adviser receives no sub-advisory fee. If, in reliance upon current published "no-action" interpretative positions of the staff of the SEC, a gateway Fund redeems its assets from a master portfolio and invests them directly using the sub-adviser, the sub-adviser would be entitled to receive a sub-advisory fee at the same rate the sub-adviser received from the master portfolio for investing the portion of the gateway Fund's assets formerly invested in the master portfolio. The sub-adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services. In that event, it is expected that the sub-advisory fees that would be charged to the gateway Funds would be identical to the sub-advisory fees currently charged to the master portfolios in which each gateway Fund invests, which are listed in the chart below.


MASTER
PORTFOLIO                             SUB-ADVISER             CURRENT FEES
 C&B Large Cap Value                Cooke & Bieler            First $250M        0.45%
                                                              Next $250M         0.40%
                                                              Next $250M         0.35%
                                                              Over $750M         0.30%
 Disciplined Growth                     Smith                 First $200M        0.30%
                                                              Next $300M         0.20%
                                                              Over $500M         0.15%
 Emerging Growth                    Wells Capital             First $100M        0.55%
                                      Management              Next $100M         0.50%
                                                              Over $200M         0.40%
 Equity Income                      Wells Capital             First $100M        0.35%
                                      Management              Next $100M         0.30%
                                                              Next $300M         0.20%
                                                              Over $500M         0.15%
 Equity Value                         Systematic              First $150M        0.30%
                                                              Next $200M         0.20%
                                                              Next $400M         0.15%
                                                              Next $250M         0.13%
                                                               Over $1B          0.10%
 Index                              Wells Capital             First $100M        0.05%
                                      Management              Next $100M         0.03%
                                                              Over $200M         0.02%
 International Core/3/          Evergreen Investments        First $2000M        0.45%
                                                              Over $200M         0.40%
 International Growth              Artisan Partners           First $250M        0.70%
                                                              Over $250M         0.50%
 International Index/1/                  SSgA                 First $100M        0.08%
                                                              Over $100M         0.06%
 International Value                     LSV                  First $150M        0.35%
                                                              Next $350M         0.40%
                                                              Next $250M         0.35%
                                                              Next $250M         0.325%
                                                               Over $1B          0.30%
 Large Cap Appreciation                Cadence                First $250M        0.30%
                                                              Next $250M         0.20%
                                                              Next $500M         0.15%
                                                               Over $1B          0.10%
 Large Company Growth/2/              Peregrine               First $25M         0.55%/3/
                                                               Next $25M         0.45%
                                                              Next $100M         0.40%
                                                              Next $125M         0.35%
                                                              Over $275M         0.225%
 Small Cap Index                    Wells Capital             First $100M        0.05%
                                      Management              Next $100M         0.03%
                                                              Over $200M         0.02%
 Small Company Growth                 Peregrine               First $50M         0.90%
                                                              Next $130M         0.75%
                                                              Next $160M         0.65%
                                                               Next $345         0.50%
                                                               Next $50M         0.52%
                                                              Over $735M         0.55%

                                             First $175M      0.50%
Small Company Value         Peregrine        Over $175M       0.75%


------


/1/ Effective May 27, 2005, SSgA began providing sub-advisory services to the International Index Portfolio subject to the sub-advisory rate referenced above. Prior to May 27, 2005, Barclays Global Fund Advisors served as the Portfolio's sub-adviser and received a sub-advisory fee at a rate as a percentage of net assets of 0.30% for all asset levels.
/2/ Effective June 1, 2007, Peregrine began providing sub-advisory services to the Large Company Growth Portfolio subject to the sub-advisory rate referenced above. Prior to June 1, 2007, Peregrine provided sub-advisory services to the Large Company Growth Portfolio and received a sub-advisory fee at the following rate as a percentage of net assets: 0.56% for the first $25 million; 0.45% for the next $25 million; 0.375% for the next $225 million, and 0.225% for assets over $275 million.
/3/ Effective March 2, 2009, Evergreen Investments replaced New Star Institutional managers Limited ("New Star") as the Sub-Adviser for the International Core Portfolio. From March 2, 2009 to July 1, 2009, Evergreen Investments was entitled to receive a sub-advisory fee of 0.35% for the first $50 million, 0.29% for the next $500 million, and 0.20% for assets over $550 million, which is the same fee rate previously paid to New Star. Effective July 2, 2009, as part of contemporaneously implementing an increased sub-advisory rate for certain other Funds in the fund complex, Evergreen Investments is entitled to receive a subadvisory fee of 0.45% for the first $200 million of assets and 0.40% for assets over $200 million.


     Unaffiliated Sub-Advisers. Listed below is the aggregate dollar amount of
     -------------------------
sub-advisory fees paid by each Fund to the following unaffiliated sub-advisers for the Funds' past three fiscal years ended September 30.


2009          FUND/MASTER PORTFOLIO        SUB-ADVISER   FEES PAID    FEES WAIVED/REIMBURSED
         C&B Large Cap Value Portfolio         C&B      $2,168,600    $0
            Equity Value Portfolio          Systematic  $1,004,159    $0
         International Core Portfolio      New Star/1/  $    6,506    $0
        International Growth Portfolio       Artisan    $  798,918    $0
         International Index Portfolio         SSgA     $   51,360    $0
         International Value Portfolio         LSV      $  979,897    $0
       Large Cap Appreciation Portfolio      Cadence    $  286,261    $0


/1/   For the period September 30, 2008, to March 1, 2009.

2008          FUND/MASTER PORTFOLIO        SUB-ADVISER   FEES PAID    FEES WAIVED/REIMBURSED
         C&B Large Cap Value Portfolio         C&B      $3,507,326    $0
            Equity Value Portfolio          Systematic  $1,285,812    $0
         International Core Portfolio        New Star   $   33,101    $0
        International Growth Portfolio       Artisan    $1,637,644    $0
         International Index Portfolio         SSgA     $   90,849    $0
         International Value Portfolio         LSV      $1,540,580    $0
       Large Cap Appreciation Portfolio      Cadence    $  491,018    $0

2007          FUND/MASTER PORTFOLIO        SUB-ADVISER   FEES PAID    FEES WAIVED/REIMBURSED
         C&B Large Cap Value Portfolio         C&B      $4,005,982    $0
            Equity Value Portfolio          Systematic  $1,194,960    $0
         International Core Portfolio        New Star   $   33,427    $0
        International Growth Portfolio       Artisan    $2,207,722    $0
         International Index Portfolio         SSgA     $  117,206    $0
         International Value Portfolio         LSV      $1,431,642    $0
       Large Cap Appreciation Portfolio      Cadence    $  510,700    $0

Portfolio Managers
------------------

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of September 30, 2009, the most recent fiscal year end for the Funds managed by the portfolio managers listed below (each a "Portfolio Manager" and together, the "Portfolio Managers"). The Portfolio Managers manage the investment activities of the Funds on a day-to-day basis as follows. Reference to management of a Fund, except the Diversified Equity, Diversified Small Cap and Growth Equity Funds, is meant to refer to management of the corresponding master portfolio in which the Fund invests, and not to management of the Fund itself. The Diversified Equity, Diversified Small Cap and Growth Equity Funds invest in more than one master portfolio and the Portfolio Managers listed for those Funds are responsible for allocating the assets among the master portfolios.


FUND                     MASTER PORTFOLIO                    SUB-ADVISER                 PORTFOLIO MANAGERS
------------------------ ----------------------------------  --------------------------  ---------------------------
C&B Large Cap Value      C&B Large Cap Value Portfolio       C&B                         Kermit S. Eck, CFA
                                                                                         Daren C. Heitman, CFA
                                                                                         Steve Lyons, CFA
                                                                                         Michael M. Meyer, CFA
                                                                                         Edward W. O'Connor, CFA
                                                                                         R. James O'Neil, CFA
                                                                                         Mehul Trivedi, CFA
Diversified Equity       INVESTS IN MULTIPLE MASTER          Funds Management            Thomas C. Biwer, CFA
                         PORTFOLIOS                                                      Christian L. Chan, CFA
                                                                                         Andrew Owen, CFA
Diversified Small Cap    INVESTS IN MULTIPLE MASTER          Funds Management            Thomas C. Biwer, CFA
                         PORTFOLIOS                                                      Christian L. Chan, CFA
                                                                                         Andrew Owen, CFA
Emerging Growth          Emerging Growth Portfolio           Wells Capital Management    Joseph M. Eberhardy, CFA
                                                                                         Thomas C. Ognar, CFA
                                                                                         Bruce C. Olson, CFA
Equity Income            Equity Income Portfolio             Wells Capital Management    Gary J. Dunn, CFA
                                                                                         Robert M. Thornburg
Equity Value             Equity Value Portfolio              Systematic                  D. Kevin McCreesh, CFA
                                                                                         Ronald M. Mushock, CFA
Growth Equity            INVESTS IN MULTIPLE MASTER          Funds Management            Thomas C. Biwer, CFA
                         PORTFOLIOS                                                      Christian L. Chan, CFA
                                                                                         Andrew Owen, CFA
Index                    Index Portfolio                     Wells Capital Management    Gregory T. Genung, CFA
Large Cap Appreciation   Large Cap Appreciation Portfolio    Cadence                     William B. Bannick, CFA
                                                                                         Robert L. Fitzpatrick, CFA
                                                                                         Michael J. Skillman
Large Company Growth     Large Company Growth Portfolio      Peregrine                   John S. Dale, CFA
                                                                                         Gary E. Nussbaum, CFA
Small Company Growth     Small Company Growth Portfolio      Peregrine                   William A. Grierson
                                                                                         Daniel J. Hagen, CFA
                                                                                         Robert B. Mersky, CFA
                                                                                         James P. Ross, CFA
                                                                                         Paul E. von Kuster, CFA
Small Company Value      Small Company Value Portfolio       Peregrine                   Jason R. Ballsrud, CFA
                                                                                         Tasso H. Coin, Jr., CFA
                                                                                         Douglas G. Pugh, CFA


     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."

                               REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                                     COMPANIES                VEHICLES             OTHER ACCOUNTS
                                NUMBER       TOTAL       NUMBER       TOTAL      NUMBER       TOTAL
                                  OF         ASSETS        OF        ASSETS        OF        ASSETS
PORTFOLIO MANAGER              ACCOUNTS     MANAGED     ACCOUNTS     MANAGED    ACCOUNTS     MANAGED
C&B
 Kermit S. Eck, CFA               4        $    358M       1         $   14M        144     $   3.5B
 Daren C. Heitman, CFA            4        $    358M       1         $   14M        144     $   3.5B
 Steve Lyons, CFA                 4        $    358M       1         $   14M        144     $   3.5B
 Michael M. Meyer, CFA            4        $    358M       1         $   14M        144     $   3.5B
 Edward W. O'Connor, CFA          4        $    358M       1         $   14M        144     $   3.5B
 R. James O'Neil, CFA             4        $    358M       1         $   14M        144     $   3.5B
 Mehul Trivedi, CFA               4        $    358M       1         $   14M        144     $   3.5B
CADENCE
 William B. Bannick, CFA          6        $    1.9B       1         $   30M        154     $   3.7B
 Robert L. Fitzpatrick, CFA       6        $    1.9B       1         $   30M        159     $   3.7B
 Michael J. Skillman              6        $    1.9B       1         $   30M        152     $   3.7B
FUNDS MANAGEMENT
 Thomas C. Biwer, CFA             1        $     44M       0         $     0          4     $   2.2M
 Christian L. Chan, CFA           1        $     42M       0         $     0          2     $200,000
 Andrew Owen, CFA                 1        $     42M       0         $     0          2     $140,000
PEREGRINE
 Jason R. Ballsrud, CFA           0        $       0       0         $     0         20     $   646M
 Tasso H. Coin, Jr., CFA          0        $       0       0         $     0         23     $   648M
 John S. Dale, CFA                1        $     68M       0         $     0         27     $ 1,328M
 William A. Grierson              0        $       0       0         $     0         15     $   233M
 Daniel J. Hagen, CFA             0        $       0       0         $     0         16     $   234M
 Robert B. Mersky, CFA            0        $       0       0         $     0         18     $   243M
 Gary E. Nussbaum, CFA            1        $     68M       0         $     0         23     $ 1,319M
 Douglas G. Pugh, CFA             0        $       0       0         $     0         20     $   649M
 James P. Ross, CFA               0        $       0       0         $     0         11     $   232M
 Paul E. von Kuster, CFA          0        $       0       0         $     0         19     $   261M
SYSTEMATIC
 D. Kevin McCreesh, CFA           3        $    175M       4         $  156M        163     $   2.9M
 Ronald M. Mushock, CFA           7        $    577M       1         $   59M      1,221     $     2M
WELLS CAPITAL MANAGEMENT
 Gary J. Dunn, CFA                1        $     54M       1         $   13M         46     $   264M
 Joseph M. Eberhardy, CFA         2        $  1,647M       1         $    6M         20     $   703M
 Gregory T. Genung, CFA          11        $3,611.5M       4         $292.5M         11     $ 288.9M
 Thomas C. Ognar, CFA             2        $  1,647M       1         $    6M         42     $   710M
 Bruce C. Olson, CFA              2        $  1,647M       1         $    6M         14     $   703M
 Robert M. Thornburg              1        $     54M       1         $   13M         46     $   264M


------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.

                          REGISTERED          OTHER POOLED
                     INVESTMENT COMPANIES INVESTMENT VEHICLES    OTHER ACCOUNTS
                       NUMBER     TOTAL     NUMBER     TOTAL     NUMBER     TOTAL
                         OF       ASSETS      OF       ASSETS      OF      ASSETS
PORTFOLIO MANAGER*    ACCOUNTS   MANAGED   ACCOUNTS   MANAGED   ACCOUNTS   MANAGED
C&B

                                   REGISTERED          OTHER POOLED
                              INVESTMENT COMPANIES INVESTMENT VEHICLES      OTHER ACCOUNTS
                                NUMBER     TOTAL     NUMBER     TOTAL     NUMBER      TOTAL
                                  OF       ASSETS      OF       ASSETS      OF        ASSETS
PORTFOLIO MANAGER*             ACCOUNTS   MANAGED   ACCOUNTS   MANAGED   ACCOUNTS    MANAGED
 Kermit S. Eck, CFA               0         $0         0          $0        2        $ 192M
 Daren C. Heitman, CFA            0         $0         0          $0        2        $ 192M
 Steve Lyons, CFA                 0         $0         0          $0        2        $ 192M
 Michael M. Meyer, CFA            0         $0         0          $0        2        $ 192M
 Edward W. O'Connor, CFA          0         $0         0          $0        2        $ 192M
 R. James O'Neil, CFA             0         $0         0          $0        2        $ 192M
 Mehul Trivedi, CFA               0         $0         0          $0        2        $ 192M
CADENCE
 William B. Bannick, CFA          0         $0         0          $0        1        $14.8M
 Robert L. Fitzpatrick, CFA       0         $0         0          $0        1        $14.8M
 Michael J. Skillman              0         $0         0          $0        1        $14.8M
FUNDS MANAGEMENT
 Thomas C. Biwer, CFA             0         $0         0          $0        0        $    0
 Christian L. Chan, CFA           0         $0         0          $0        0        $    0
 Andrew Owen, CFA                 0         $0         0          $0        0        $    0
PEREGRINE
 Jason R. Ballsrud, CFA           0         $0         0          $0        1        $ 162M
 Tasso H. Coin, Jr., CFA          0         $0         0          $0        1        $ 162M
 John S. Dale, CFA                0         $0         0          $0        0        $    0
 William A. Grierson              0         $0         0          $0        0        $    0
 Daniel J. Hagen, CFA             0         $0         0          $0        0        $    0
 Robert B. Mersky, CFA            0         $0         0          $0        0        $    0
 Gary E. Nussbaum, CFA            0         $0         0          $0        0        $    0
 Douglas G. Pugh, CFA             0         $0         0          $0        1        $ 162M
 James P. Ross, CFA               0         $0         0          $0        0        $    0
 Paul E. von Kuster, CFA          0         $0         0          $0        0        $    0
SYSTEMATIC
 D. Kevin McCreesh, CFA           0         $0         0          $0        1        $ 246M
 Ronald M. Mushock, CFA           0         $0         0          $0        0        $    0
WELLS CAPITAL MANAGEMENT
 Gary J. Dunn, CFA                0         $0         0          $0        0        $    0
 Joseph M. Eberhardy, CFA         0         $0         0          $0        1        $ 265M
 Gregory T. Genung, CFA           0         $0         0          $0        1        $  20M
 Thomas C. Ognar, CFA             0         $0         0          $0        1        $ 265M
 Bruce C. Olson, CFA              0         $0         0          $0        1        $ 265M
 Robert M. Thornburg              0         $0         0          $0        0        $    0


------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

     To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

     C&B. In the case of C&B, the Portfolio Managers manage accounts on a team basis so the Portfolio Managers may be subject to the potential conflicts of interests described above. Accordingly, performance and allocation of securities are closely monitored to ensure equal treatment and C&B has implemented policies and procedures to ensure that clients are treated fairly and that potential conflicts of interest are minimized.

     CADENCE. Cadence's Portfolio Managers perform investment management services for various mutual funds and other accounts besides the Fund. Some of these clients' portfolios are managed using the same investment strategy and objective which the Portfolio Managers use to manage the Fund, while other portfolios are managed by the Portfolio Managers using different investment strategies and objectives. Generally, all client portfolios that are managed using a similar investment strategy and objective are managed as a group (each, a "Group") such that portfolio holdings, relative position sizes and industry and sector exposures tend to be similar among each client portfolio in the Group. This minimizes, but does not eliminate the potential for conflicts of interest. For example, one Group may be selling a security, while another Group may be purchasing or holding the same security. As a result, transactions executed for the Group that is selling the security may adversely affect the value of any Group which is purchasing or holding the same security.

     Other conflicts of interest may arise from the management of multiple accounts and the Fund. For example, Cadence may receive more compensation with respect to a certain Group than that received with respect to another Group or the Fund or may receive compensation based in part on the performance of accounts in a certain Group. In such cases, the Portfolio Managers may be viewed as having an incentive to enhance the performance of such Group, to the possible detriment of other Group for which Cadence may not receive greater compensation or performance-based fees. In addition, the Portfolio Managers must allocate time and effort to multiple accounts and the Fund.

     Each Portfolio Manager's management of personal accounts also may present certain conflicts of interest. The Portfolio Managers may have personal investments in some of the accounts managed by such Portfolio Managers. In addition, some of the accounts managed by the Portfolio Managers may be investment options in Cadence's employee benefit plans. While Cadence has adopted a code of ethics that is designed to address these potential conflicts, there is no guarantee that it will do so.

     FUNDS MANAGEMENT. In the case of Funds Management, the Portfolio Managers allocate interests in mutual funds between different funds, however, they may still be subject to the potential conflicts of interests described above.

     PEREGRINE. In the case of Peregrine, the Portfolio Managers hold the same securities in the same proportionate weightings, subject to client and float/liquidity constraints and cash flows. Performance and allocation of securities are closely monitored to ensure equal treatment. Accordingly, the Portfolio Managers have not experienced material conflicts of interests in managing multiple accounts.

     SYSTEMATIC. The Systematic is an affiliated firm of AMG. Systematic operates independently as a separate, autonomous affiliate of AMG, which has equity investments in a group of investment management firms including Systematic, and as a result, Systematic does not have information on other AMG affiliates in this regard. The AMG affiliates do not formulate advice for Systematic's clients and do not, in our view, present any potential conflict of interest with Systematic's clients.

          At Systematic, portfolio managers oversee the investment of various types of accounts in the same strategy such as mutual funds, pooled investment vehicle and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy taking into consideration client restrictions, instructions and individual client needs. A portfolio manager may manage an account whose fees may be higher or lower than the basic fee schedule to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades.

          During the normal course of managing assets for multiple clients of varying types and asset levels, Systematic will inevitably encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of our clients. Those of a material nature that are encountered most frequently involve security selection, employee personal securities trading, proxy voting and the allocation of securities. To mitigate these conflicts and ensure its clients are not impacted negatively by the adverse actions of Systematic or its employees, Systematic has implemented a series of policies including, but not limited to, its Code of Ethics, which addresses personal securities trading, Proxy Voting Policy and Trade Error Policy designed to prevent and detect conflicts when they occur.

          Moreover, in order to reduce the possibility of an actual or apparent conflict of interest, Systematic's employees should not accept inappropriate gifts, gratuities, entertainment, special accommodations, or other things of material value that could influence their decision-making or suggest that they are beholden to any particular person or firm. Similarly, our employees should not offer gifts, favors, entertainment or other things of value that could be viewed as overly generous or aimed at influencing decision-making. Gift and entertainment policies and procedures must be followed to help avoid any issues. Also, business and compliance associates monitor such activity.

          In addition, employees may not serve on the board of directors or as an officer of any private or publicly traded company unless approved by the Chief Compliance Officer and by Systematic's Management Committee. In each case, a determination will be made based on consideration of whether the service poses a conflict with the interests of Systematic's clients or business relationships.

          Furthermore, employees may not render investment advisory services to any person or entity not a client of Systematic, or a member of (or trust or other arrangement for the benefit of) the family of, or a close personal friend of, the employee without first obtaining the permission of a Designated Officer.

          Systematic reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interest of its clients.

     WELLS CAPITAL MANAGEMENT. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

     COMPENSATION. The Portfolio Managers were compensated by their employing
     ------------
sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

     C&B COMPENSATION. The C&B Portfolio Managers are compensated using substantially identical compensation structures for all accounts managed. They each receive a fixed cash salary and an annual bonus from a bonus pool based on the pre-tax performance of individual securities selected by the Portfolio Managers. C&B measures performance of securities against the S&P 500 Index and the Russell 1000 Value Index for the Large Cap Value strategy accounts. Bonus allocations are determined by an annual peer review process conducted by the investment team. Allocations vary depending primarily on the four-year rolling investment results attributed to each individual security. The Portfolio Managers also receive a fixed deferred compensation. Partners of C&B receive a return proportionate to their investment based upon the firm's overall success.

     CADENCE COMPENSATION: Cadence's Portfolio Managers are compensated with fixed cash salaries, bonuses, deferred compensation, pension and retirement plans. The Portfolio Managers receive annual incentive bonuses based on individual performance and overall company revenues, rather than on account investment performance. Portfolio Managers also have equity ownership in the firm that vests over time from which they receive quarterly dividend payments.

     FUNDS MANAGEMENT COMPENSATION. The Portfolio Managers are compensated using a fixed cash salary, an annual bonus based in part on pre-tax performance of the mutual funds managed, deferred compensation, options, as well as a pension and retirement plan. Funds Management measures fund performance against a Lipper peer group average composite benchmark over a three-year rolling period. Bonus allocations depend on fund performance, market share goals, individual job objective and overall profitability of the business.

     Peregrine Compensation: Peregrine's Portfolio Managers are compensated with a fixed cash salary plus incentives. Peregrine's compensation structure is heavily skewed toward incentives, which are based primarily on the revenue generated by the investment style and overall firm profitability. Style revenue reflects investment performance, client retention and asset growth, aligning interests of portfolio managers with their clients. Each equity style is limited to 25 relationships, and Peregrine's small cap strategies also have asset constraints, enabling the Portfolio Managers to be intimately involved in each relationship and ensuring that size does not overwhelm investment opportunities. Finally, a portion of the incentive compensation is tied to pre-tax investment performance relative to standard indices. The strategy employed in the Large Company Growth Fund is compared to the Russell 1000 Growth Index and the Lipper Large Cap Growth Average over one, three, and five years.

     SYSTEMATIC COMPENSATION. The Portfolio Managers are limited partners of Systematic. As limited partners, their compensation consists of a combination of a fixed base salary, and a share of Systematic's profits based upon each Partner's respective individual ownership position in Systematic. Total compensation is influenced by Systematic's overall profitability and therefore is based in part on the aggregate performance of all of Systematic's portfolios, including the Funds. The Partners are provided with a benefits package, including health insurance, and participation in a company 401(k) plan, comparable to that received by other Systematic employees. The Portfolio Managers are not compensated based solely on the performance of, or the value of assets held in, the Fund or any other individual portfolio managed by Systematic.


     WELLS CAPITAL MANAGEMENT COMPENSATION. Wells Capital Management Compensation. The compensation structure for Wells Capital Management's Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund's portfolio may be compared for these purposes generally are indicated in the Performance" sections of the Prospectuses.


     BENEFICIAL OWNERSHIP IN THE FUNDS. The following table shows for each
     ---------------------------------
Portfolio Manager the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

     $0;
     $1 - $10,000;
     $10,001 - $50,000;
     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.


PORTFOLIO MANAGER                  FUND                          BENEFICIAL OWNERSHIP
 C&B
 Kermit S. Eck, CFA                C&B Large Cap Value           $0
 Daren C. Heitman, CFA             C&B Large Cap Value           $50,001 - $100,000
 Steve Lyons, CFA                  C&B Large Cap Value           $0
 Michael M. Meyer, CFA             C&B Large Cap Value           $50,001 - $100,000
 Edward W. O'Connor, CFA           C&B Large Cap Value           $50,001 - $100,000
 R. James O'Neil, CFA              C&B Large Cap Value           $0
 Mehul Trivedi, CFA                C&B Large Cap Value           $100,001 - $500,000
 CADENCE
 William B. Bannick, CFA           Large Cap Appreciation        $0
 Robert L. Fitzpatrick, CFA        Large Cap Appreciation        $0
 Michael J. Skillman               Large Cap Appreciation        $0
 FUNDS MANAGEMENT
 Thomas C. Biwer, CFA              Diversified Equity            $0
                                   Diversified Small Cap         $0
                                   Growth Equity                 $0
 Christian L. Chan, CFA            Diversified Equity            $0
                                   Diversified Small Cap         $0
                                   Growth Equity                 $0
 Andrew Owen, CFA                  Diversified Equity            $10,001 - $50,000
                                   Diversified Small Cap         $10,001 - $50,000
                                   Growth Equity                 $0
 PEREGRINE
 Jason R. Ballsrud, CFA            Small Company Value           $100,001 - $500,000
 Tasso H. Coin, Jr., CFA           Small Company Value           $100,001 - $500,000

PORTFOLIO MANAGER                FUND                        BENEFICIAL OWNERSHIP
 John S. Dale, CFA               Large Company Growth        $500,001 - $1,000,000
 William A. Grierson             Small Company Growth        $50,001 - $100,000
 Daniel J. Hagen, CFA            Small Company Growth        $1-$10,000
 Robert B. Mersky, CFA           Small Company Growth        Over $1,000,000
 Gary E. Nussbaum, CFA           Large Company Growth        Over $1,000,000
 Douglas G. Pugh, CFA            Small Company Value         $100,001 - $500,000
 James P. Ross, CFA              Small Company Growth        $100,001 - $500,000
 Paul E. von Kuster, CFA         Small Company Growth        $500,001 - $1,000,000
 SYSTEMATIC
 D. Kevin McCreesh, CFA          Equity Value                $        0
 Ronald M. Mushock, CFA          Equity Value                $        0
 WELLS CAPITAL MANAGEMENT
 Gary J. Dunn, CFA               Equity Income               $10,001 - $50,000
 Joseph M. Eberhardy, CFA        Emerging Growth             $10,001 - $50,000
 Gregory T. Genung, CFA          Index                       $10,001 - $50,000
 Thomas C. Ognar, CFA            Emerging Growth             $100,001 - $500,000
 Bruce C. Olson, CFA             Emerging Growth             $10,001 - $50,000
 Robert M. Thornburg             Equity Income               $1 - $10,000

Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th Floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:

                                                                   CLASS-LEVEL
                                 FUND-LEVEL ADMIN. FEE              ADMIN. FEE               TOTAL ADMIN FEE
                                                    (% OF             (% OF                                  (% OF
                          AVERAGE DAILY NET     AVERAGE DAILY     AVERAGE DAILY       AVERAGE DAILY      AVERAGE DAILY
SHARE CLASS                     ASSETS           NET ASSETS)       NET ASSETS)         NET ASSETS         NET ASSETS)
 Class A, Class B,        First $5 billion           0.05%             0.28%        First $5 billion          0.33%
 and Class C               Next $5 billion           0.04%                           Next $5 billion          0.32%
                          Over $10 billion           0.03%                          Over $10 billion          0.31%
 Administrator            First $5 billion           0.05%             0.10%/1/     First $5 billion          0.15%
 Class                     Next $5 billion           0.04%                           Next $5 billion          0.14%
                          Over $10 billion           0.03%                          Over $10 billion          0.13%
 Institutional            First $5 billion           0.05%             0.08%/2/     First $5 billion          0.13%
 Class                     Next $5 billion           0.04%                           Next $5 billion          0.12%
                          Over $10 billion           0.03%                          Over $10 billion          0.11%
 Investor Class/3,4/      First $5 billion           0.05%             0.38%        First $5 billion          0.43%
                           Next $5 billion           0.04%                           Next $5 billion          0.42%
                          Over $10 billion           0.03%                          Over $10 billion          0.41%

------
/1/  Prior to April 11, 2005, the class level fee was 0.20%
/2/  Prior to April 11, 2005 the class level fee was 0.10%
/3/ Effective February 1, 2008, the class-level administration fee for the Investor Class was reduced by 0.05%. Prior to February 1, 2008, the class-level administration fee for the Investor Class was 0.45%, resulting in a total administration fee schedule based on the average daily net assets of each Fund as follows: 0.50% for the first $5 billion in assets, 0.49% for the next $5 billion in assets and 0.48% for assets over $10 billion.
/4/ Effective February 1, 2009, the class-level administration fee for the Investor Class was reduced by 0.02%. Prior to February 1, 2009 the class-level administration fee for the Investor Class was 0.40%, resulting in a total administration fee schedule based on the average daily net assets of each Fund as follows: 0.45% for the first $5 billion in assets, 0.44% for the next $5 billion in assets and 0.43% for assets over $10 billion.

     Administrative Fees Paid. For the fiscal year ends shown in the table
     ------------------------
below, the Funds paid the following administrative fees.


                                                               YEAR ENDED
                                                                 9/30/09
                                  ADMINISTRATIVE FEES                           ADMINISTRATIVE FEES PAID
FUND                                    INCURRED             FEES WAIVED              AFTER WAIVER
 C&B Large Cap Value Fund        $196,764                      $196,764                 $     0
 (Fund Level)
  Class A                        $ 79,360                      $ 45,315                 $34,045
  Class B                        $ 23,574                      $ 13,461                 $10,113
  Class C                        $ 17,404                      $  9,938                 $ 7,466

                                                                  YEAR ENDED
                                                                    9/30/09
                                     ADMINISTRATIVE FEES                           ADMINISTRATIVE FEES PAID
FUND                                       INCURRED             FEES WAIVED              AFTER WAIVER
  Investor Class*                         $  512,189              $292,462                 $219,727
  Administrator Class                     $  196,513              $112,210                 $ 84,303
  Institutional Class                     $   17,034              $  9,726                 $  7,308
 Diversified Equity (Fund                 $  296,499              $      0                 $296,499
 Level)
  Class A                                 $  199,640              $      0                 $199,640
  Class B                                 $   31,642              $      0                 $ 31,642
  Class C                                 $    7,166              $      0                 $  7,166
  Administrator Class                     $  507,838              $      0                 $507,838
 Diversified Small Cap (Fund              $  206,891              $206,891                 $      0
 Level)
  Administrator Class                     $  413,781              $ 62,631                 $351,150
 Emerging Growth (Fund                    $    1,335              $  1,335                 $      0
 Level)
  Class A**                               $       43              $     43                 $      0
  Class C**                               $       19              $     19                 $      0
  Administrator Class                     $       48              $     48                 $      0
  Institutional Class**                   $   10,023              $ 10,023                 $      0
  Investor Class                          $        6              $      6                 $      0
 Equity Income (Fund Level)               $   61,331              $ 61,331                 $      0
  Class A                                 $  218,778              $218,778                 $      0
  Class B                                 $   13,383              $ 13,383                 $      0
  Class C                                 $    4,631              $  4,631                 $      0
  Administrator Class                     $   38,093              $ 38,093                 $      0
 Equity Value (Fund Level)                $  101,268              $101,268                 $      0
  Class A                                 $   10,376              $ 10,376                 $      0
  Class B                                 $    2,321              $  2,321                 $      0
  Class C                                 $    1,750              $  1,750                 $      0
  Administrator Class                     $  142,649              $142,649                 $      0
  Institutional Class                     $   43,782              $ 43,782                 $      0
 Growth Equity (Fund Level)               $   62,446              $      0                 $ 62,446
  Class A                                 $   40,681              $      0                 $ 40,681
  Class B                                 $    4,712              $      0                 $  4,712
  Class C                                 $    1,258              $      0                 $  1,258
  Administrator Class                     $  100,524              $      0                 $100,524
  Institutional Class                     $    6,165              $      0                 $  6,165
 Index (Fund Level)                       $  655,267              $655,267                 $      0
  Class A***                              $  477,962              $288,524                 $189,438
  Class B***                              $   17,666              $ 10,664                 $  7,002
  Administrator Class                     $1,041,022              $628,417                 $412,604
  Investor Class                          $  357,517              $215,816                 $414,700
 Large Cap Appreciation                   $   29,681              $ 29,681                 $      0
 (Fund Level)
  Class A                                 $   16,582              $ 16,582                 $      0
  Class B                                 $    2,769              $  2,769                 $      0
  Class C                                 $      992              $    992                 $      0
  Administrator Class                     $   47,843              $ 47,843                 $      0

                                                            YEAR ENDED
                                                              9/30/09
                               ADMINISTRATIVE FEES                           ADMINISTRATIVE FEES PAID
FUND                                 INCURRED             FEES WAIVED              AFTER WAIVER
  Institutional Class                $  3,404               $  3,404                 $      0
 Large Company Growth                $305,398               $305,398                 $      0
 (Fund Level)
  Class A                            $513,036               $120,238                 $392,798
  Class B                            $ 36,239               $  8,493                 $ 27,746
  Class C                            $ 12,802               $  3,000                 $  9,802
  Investor Class*                    $215,840               $ 50,586                 $165,255
  Administrator Class                $320,932               $ 75,216                 $245,717
  Institutional Class                $ 26,587               $  6,231                 $ 20,356
 Small Company Growth                $100,540               $100,540                 $      0
 (Fund Level)
  Class A                            $  7,030               $  7,030                 $      0
  Class B                            $    710               $    710                 $      0
  Class C                            $    812               $    812                 $      0
  Administrator Class                $169,256               $169,256                 $      0
  Institutional Class                $ 22,910               $ 22,910                 $      0
 Small Company Value (Fund           $ 88,334               $ 88,334                 $      0
 Level)
  Class A                            $ 55,961               $ 48,561                 $  7,400
  Class B                            $  7,672               $  6,657                 $  1,014
  Class C                            $  3,056               $  2,652                 $    404
  Administrator Class                $152,852               $132,640                 $ 20,212


                                                                  YEAR ENDED
                                                                    9/30/08
                                     ADMINISTRATIVE FEES                           ADMINISTRATIVE FEES PAID
FUND                                       INCURRED             FEES WAIVED              AFTER WAIVER
 C&B Large Cap Value Fund                  $354,630               $354,630                 $      0
 (Fund Level)
  Class A                                  $163,024               $163,024                 $      0
  Class B                                  $ 51,206               $ 51,206                 $      0
  Class C                                  $ 35,840               $ 35,840                 $      0
  Investor Class*                          $552,660               $552,660                 $      0
  Administrator Class                      $405,135               $405,135                 $      0
  Institutional Class                      $ 28,431               $ 28,431                 $      0
 Diversified Equity (Fund                  $515,521               $      0                 $515,521
 Level)
  Class A                                  $319,965               $      0                 $319,965
  Class B                                  $ 82,970               $      0                 $ 82,970
  Class C                                  $ 14,313               $      0                 $ 14,313
  Administrator Class                      $882,026               $      0                 $882,026
 Diversified Small Cap (Fund               $319,476               $      0                 $319,476
 Level)
  Administrator Class                      $638,953               $      0                 $638,953
 Emerging Growth (Fund                     $  2,469               $  2,469                 $      0
 Level)
  Class A**                                $     21               $     21                 $      0
  Class C**                                $     14               $     14                 $      0
  Administrator Class                      $     35               $     35                 $      0

                                                              YEAR ENDED
                                                                9/30/08
                                 ADMINISTRATIVE FEES                           ADMINISTRATIVE FEES PAID
FUND                                   INCURRED             FEES WAIVED              AFTER WAIVER
  Institutional Class**               $        4             $        4                 $      0
  Investor Class                      $   20,436             $   20,436                 $      0
 Equity Income (Fund Level)           $  135,044             $  135,044                 $      0
  Class A                             $  392,943             $  392,943                 $      0
  Class B                             $   42,804             $   15,554                 $ 27,250
  Class C                             $    9,734             $    5,474                 $  4,260
  Administrator Class                 $  110,989             $  110,989                 $      0
 Equity Value (Fund Level)            $  109,856             $  109,856                 $      0
  Class A                             $   16,716             $   16,716                 $      0
  Class B                             $    6,742             $    6,742                 $      0
  Class C                             $    3,108             $    3,108                 $      0
  Administrator Class                 $  144,622             $  144,622                 $      0
  Institutional Class                 $   52,482             $   52,482                 $      0
 Growth Equity (Fund Level)           $  162,680             $        0                 $162,680
  Class A                             $   76,323             $        0                 $ 76,323
  Class B                             $   13,893             $        0                 $ 13,893
  Class C                             $    2,643             $        0                 $  2,643
  Administrator Class                 $  240,052             $        0                 $240,052
  Institutional Class                 $   41,716             $        0                 $ 41,716
 Index (Fund Level)                   $  926,935             $  926,935                 $      0
  Class A***                          $  147,587             $  147,587                 $      0
  Class B***                          $    6,766             $    6,766                 $      0
  Administrator Class                 $1,659,499             $1,064,575                 $594,891
  Investor Class                      $  582,472             $  582,472                 $      0
 Large Cap Appreciation               $   50,359             $   50,359                 $      0
 (Fund Level)
  Class A                             $   83,275             $   58,980                 $ 24,295
  Class B                             $    8,145             $    8,145                 $      0
  Class C                             $    1,840             $    1,840                 $      0
  Administrator Class                 $   58,393             $   58,393                 $      0
  Institutional Class                 $    7,214             $    7,214                 $      0
 Large Company Growth                 $  746,770             $  746,770                 $      0
 (Fund Level)
  Class A                             $1,003,576             $  337,815                 $665,761
  Class B                             $  108,805             $  108,805                 $      0
  Class C                             $   25,175             $   25,175                 $      0
  Investor Class*                     $  349,264             $  349,264                 $      0
  Administrator Class                 $  884,420             $  337,815                 $546,605
  Institutional Class                 $   95,570             $   95,570                 $      0
 Small Company Growth                 $  191,697             $  191,697                 $      0
 (Fund Level)
  Class A                             $    7,659             $    7,659                 $      0
  Class B                             $    1,532             $    1,532                 $      0
  Class C                             $      747             $      747                 $      0
  Administrator Class                 $  353,858             $  321,849                 $ 32,009
  Institutional Class                 $   20,788             $   20,788                 $      0

                                                         YEAR ENDED
                                                           9/30/08
                            ADMINISTRATIVE FEES                           ADMINISTRATIVE FEES PAID
FUND                              INCURRED             FEES WAIVED              AFTER WAIVER
 Small Company Value (Fund        $155,334               $155,334                 $     0
 Level)
  Class A                         $126,131               $126,131                 $     0
  Class B                         $ 19,432               $ 19,432                 $     0
  Class C                         $  6,843               $  6,843                 $     0
  Administrator Class             $256,238               $186,231                 $70,007

* Effective June 20, 2008, Class D was renamed Investor Class and modified to assume the features and attributes of the Investor Class.
**   Commenced operations on March 31, 2008.
***  Commenced operations on July 18, 2008.

                                                            YEAR ENDED
                                                              9/30/07
                               ADMINISTRATIVE FEES                           ADMINISTRATIVE FEES PAID
FUND                                 INCURRED             FEES WAIVED              AFTER WAIVER
 C&B Large Cap Value Fund           $  412,200              $412,200                $        0
 (Fund Level)
  Class A                           $  195,782              $ 64,775                $  131,007
  Class B                           $   76,026              $ 25,137                $   50,889
  Class C                           $   47,234              $ 15,624                $   31,610
  Investor Class*                   $  552,325              $182,818                $  369,507
  Administrator Class               $  431,374              $410,040                $   21,334
  Institutional Class               $   62,259              $ 62,259                $        0
 Diversified Equity (Fund           $  654,099              $      0                $  654,099
 Level)
  Class A                           $  355,628              $      0                $  355,628
  Class B                           $  131,578              $      0                $  131,578
  Class C                           $   18,486              $      0                $   18,486
 Administrator Class                $1,127,592              $      0                $1,127,592
 Diversified Small Cap (Fund        $  387,034              $      0                $  387,034
 Level)
 Administrator Class                $  774,068              $      0                $  774,068
 Emerging Growth (Fund              $      593              $    593                $        0
 Level)
 Administrator Class                $       20              $     20                $        0
 Investor Class                     $    4,425              $  4,425                $        0
 Equity Income (Fund Level)         $  287,227              $287,227                $        0
  Class A                           $  492,232              $242,907                $  249,325
  Class B                           $   86,533                34,767                $   51,766
  Class C                           $   13,384              $  5,383                $    8,001
 Administrator Class                $  362,973              $362,973                $        0
 Equity Value (Fund Level)          $   62,595              $ 62,595                $        0
  Class A                           $   14,263              $ 14,263                $        0
  Class B                           $    7,899              $  7,899                $        0
  Class C                           $    1,700              $  1,700                $        0
 Administrator Class                $   80,211              $ 80,211                $        0
 Institutional Class                $   29,165              $ 29,165                $        0
 Growth Equity (Fund Level)         $  281,108              $      0                $  281,108
  Class A                           $   86,935              $      0                $   86,935
  Class B                           $   21,859              $      0                $   21,859

                                                          YEAR ENDED
                                                            9/30/07
                             ADMINISTRATIVE FEES                           ADMINISTRATIVE FEES PAID
FUND                               INCURRED             FEES WAIVED              AFTER WAIVER
  Class C                         $    3,147             $        0                 $  3,147
 Administrator Class              $  371,626             $        0                 $371,626
 Institutional Class              $  120,488             $        0                 $120,488
 Index (Fund Level)               $  979,272             $  979,272                 $      0
 Administrator Class              $1,807,386             $1,807,386                 $      0
 Investor Class                   $  680,213             $   11,488                 $668,725
 Large Cap Appreciation           $   45,138             $   45,138                 $      0
 (Fund Level)
  Class A                         $   99,921             $   45,370                 $ 54,551
  Class B                         $   10,226             $    4,503                 $  6,173
  Class C                         $    2,368             $      938                 $  1,430
 Administrator Class              $   49,037             $   49,037                 $      0
 Institutional Class              $      844             $      844                 $      0
 Large Company Growth             $1,039,229             $1,039,229                 $      0
 (Fund Level)
  Class A                         $1,302,366             $  576,223                 $726,143
  Class B                         $  230,912             $   87,209                 $143,703
  Class C                         $   37,049             $   14,005                 $ 23,044
  Investor Class*                 $  454,900             $  107,038                 $347,862
 Administrator Class              $1,286,329             $1,286,329                 $      0
 Institutional Class              $  104,169             $  104,169                 $      0
 Small Company Growth             $  262,883             $  262,883                 $      0
 (Fund Level)
  Class A                         $    8,848             $    2,703                 $  6,145
  Class B                         $    2,355             $      719                 $  1,636
  Class C                         $      747             $      228                 $    519
  Administrator Class             $  521,498             $  445,914                 $ 75,584
  Institutional Class             $                      $                          $
 Small Company Value (Fund        $  207,990             $  207,990                 $      0
 Level)
  Class A                         $  222,771             $   85,475                 $137,296
  Class B                         $   36,049             $   13,052                 $ 22,997
  Class C                         $   12,390             $    4,487                 $  7,903
  Administrator Class             $  319,120             $  319,120                 $      0

* Effective June 20, 2008, Class D was renamed Investor Class and modified to assume the features and attributes of the Investor Class.

Distributor
-----------

     Wells Fargo Funds Distributor, LLC ("Funds Distributor"), an affiliate of Funds Management located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds.

     The Funds that offer Class B and Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").


     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of these Funds pay the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses. Class B shares are closed to new investors and additional investments (except in connection with reinvestment of any distributions and permitted exchanges and at the closing of a reorganization). The Distributor may use the fees payable under the Plan to make payments to selling or servicing agents for past sales and distribution efforts, as well as for the provision of ongoing services to shareholders.


     The actual fee payable to the Distributor by these Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the Financial Industry Regulatory Authority ("FINRA") under the Conduct Rules. The Distributor's distribution-related revenues from the Plan may be more or less than distribution-related expenses incurred during the period. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

                               DISTRIBUTION FEES

     For fiscal year ended September 30, 2009, the Funds paid the Distributor the following fees for distribution-related services.


                                                            PRINTING &   COMPENSATION        COMP.
                         TOTAL DISTRIBUTION                   MAILING         TO              TO          OTHER*
FUND                            FEES          ADVERTISING   PROSPECTUS   UNDERWRITERS   BROKER/DEALERS   (EXPLAIN)
 C&B LARGE CAP VALUE
  Class B                      $63,143             $0           $0          $    0          $     0       $63,143
  Class C                      $46,618             $0           $0          $3,179          $43,439       $     0
 DIVERSIFIED EQUITY
  Class B                      $84,753             $0           $0          $    0          $     0       $84,753
  Class C                      $19,195             $0           $0          $3,220          $15,975       $     0
 EMERGING GROWTH
  Class C                      $    52             $0           $0          $   52          $     0       $     0
 EQUITY INCOME
  Class B                      $35,846             $0           $0          $    0          $     0       $35,846
  Class C                      $12,404             $0           $0          $2,253          $10,151       $     0
 EQUITY VALUE
  Class B                      $ 6,217             $0           $0          $    0          $     0       $ 6,217
  Class C                      $ 4,687             $0           $0          $1,406          $ 3,281       $     0
 GROWTH EQUITY
  Class B                      $12,622             $0           $0          $    0          $     0       $12,622
  Class C                      $ 3,369             $0           $0          $1,442          $ 1,927       $     0
 INDEX
  Class B                      $47,321             $0           $0          $    0          $     0       $47,321
 LARGE CAP APPRECIATION
  Class B                      $ 7,417             $0           $0          $    0          $     0       $ 7,417
  Class C                      $ 2,656             $0           $0          $  788          $ 1,868       $     0
 LARGE COMPANY GROWTH
  Class B                      $97,070             $0           $0          $    0          $     0       $97,070
  Class C                      $34,292             $0           $0          $1,620          $32,672       $     0
 SMALL COMPANY GROWTH
  Class B                      $ 1,902             $0           $0          $    0          $     0       $ 1,902

                                                PRINTING &   COMPENSATION        COMP.
             TOTAL DISTRIBUTION                   MAILING         TO              TO          OTHER*
FUND                FEES          ADVERTISING   PROSPECTUS   UNDERWRITERS   BROKER/DEALERS   (EXPLAIN)
 Class C           $ 2,176             $0           $0          $1,128          $1,048        $     0
SMALL COMPANY VALUE
 Class B           $20,549             $0           $0          $    0          $    0        $20,549
 Class C           $ 8,186             $0           $0          $  527          $7,659        $     0


------
* The Distributor entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign certain amounts to the third party lender, including 12b-1 fees, that it is entitled to receive pursuant to the Plan, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by the unaffiliated third party lender from the amounts assigned.

     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (I.E., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent
---------------------------

     The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Administrator Class and Investor Class shares and up to 0.10% of the average daily net assets of the Index Fund's Administrator Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules enforced by FINRA.

     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian and Fund Accountant
-----------------------------

     State Street Bank and Trust Company ("State Street"), located at State Street Financial Center, One Lincoln Street Boston, Massachusetts 02111, acts as Custodian and fund accountant for the Funds. As Custodian, State Street, among other things, maintains a custody account or accounts in the name of each Fund, handles the receipt and delivery of securities, selects and monitors foreign sub custodians as the Fund's global custody manager, determines income and collects interest on each Fund's investments and maintains certain books and records. As fund accountant, State Street is responsible for calculating each Fund's daily net asset value per share and for maintaining its portfolio and general accounting records. For its services, State Street is entitled to receive certain transaction fees, asset-based fees and out-of-pocket costs, except that for the Funds custody charges are assessed at the master portfolio level only.

Transfer and Distribution Disbursing Agent
------------------------------------------

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions
------------------------

     The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis.

     For the fiscal periods listed below, the aggregate dollar amount of underwriting commissions paid to and retained by the Distributor on behalf of the Funds was as follows:


                 YEAR ENDED 9/30/09
                                    AMOUNT RECEIVED
                                   IN CONNECTION WITH
                                    REDEMPTIONS AND
    PAID           RETAINED           REPURCHASES
 $  31,887         $31,887               $2,368


                  YEAR ENDED 9/30/08
                                     AMOUNT RECEIVED
                                    IN CONNECTION WITH
                                     REDEMPTIONS AND
     PAID           RETAINED           REPURCHASES
 $  244,544         $45,804              $203,126

     YEAR ENDED 9/30/07
     PAID           RETAINED
 $  320,043         $2,841

     Code of Ethics
     --------------

     The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the WELLS FARGO ADVANTAGE FUNDS family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE

     The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of each Fund's shares.

     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

     The International Core, International Growth, International Index and International Value Portfolios use an independent service provider to review U.S. market moves after the close of foreign markets and assist with the decision whether to substitute fair values for foreign security market prices. This service provider applies a multi-factor methodology, which uses factors such as ADRs, sector indices and futures, to each foreign portfolio security as part of this process.

     Money market instruments and debt instruments maturing in 60 days or less generally are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

     Fora Fund that invests directly in foreign securities, portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board, a security's value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board believes accurately reflects fair value. A security's valuation may differ depending on the method used to determine its value.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day a Fund is open for business. Generally, each Fund is open for business each day the New York Stock Exchange is open for trading (a "Business Day"). The New York Stock Exchange is currently closed in observance of New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectuses.

     THE DEALER REALLOWANCE FOR PURCHASES OF CLASS A SHARES IS AS FOLLOWS:

                                FRONT-END SALES        FRONT-END SALES            DEALER
                                  CHARGE AS %            CHARGE AS %           REALLOWANCE
                                   OF PUBLIC            OF NET AMOUNT         AS % OF PUBLIC
AMOUNT OF PURCHASE               OFFERING PRICE            INVESTED           OFFERING PRICE
 Less than $50,000                    5.75%                  6.10%                 5.00%
 $50,000 to $99,999                   4.75%                  4.99%                 4.00%
 $100,000 to $249,999                 3.75%                  3.90%                 3.00%
 $250,000 to $499,999                 2.75%                  2.83%                 2.25%
 $500,000 to $999,999                 2.00%                  2.04%                 1.75%
 $1,000,000 and over/1/               0.00%                  0.00%                 1.00%

------
/1/ We will assess Class A purchases of $1,000,000 or more a contingent deferred sales charge ("CDSC") if they are redeemed within eighteen months from the date of purchase, unless the dealer of record waived its commission. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     Purchases and Redemptions for Existing WELLS FARGO ADVANTAGE FUNDS Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders with an existing WELLS FARGO
------------------------
ADVANTAGE FUNDS account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their WELLS FARGO ADVANTAGE FUNDS account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/ advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

     Extraordinary Circumstances Affecting Redemptions. Under the extraordinary
     --------------------------------------------------
circumstances discussed under Section 22(e) under the Investment Company Act of 1940, as amended, we may suspend the right of redemption or postpone the date of payment of a redemption for longer than seven days for each Fund. Generally, those extraordinary circumstances are when: (i) the New York Stock Exchange is closed or trading thereon is restricted; (ii) an emergency exists which makes the disposal by a Fund of securities it owns, or the fair determination of the value of the Fund's net assets not reasonable or practical; or (iii) the SEC, by order, permits the suspension of the right of redemption for the protection of shareholders.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Waiver of Minimum Initial Investment Amount for Investor Class Shares for
     -------------------------------------------------------------------------
Eligible Investors. An eligible investor (as defined below) may purchase
------------------
Investor Class shares of the WELLS FARGO ADVANTAGE FUNDS without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

  o Current and retired employees, directors/trustees and officers of: (i) WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

  o Family members, as defined in the prospectus, of any of the above.

     Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders
     -----------------------------------------------------------
who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

     Reduced Sales Charges for Former Montgomery Fund Shareholders. Former
     -------------------------------------------------------------
Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

     Reduced Sales Charges for Affiliated Funds. Any affiliated fund that
     ------------------------------------------
invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.

     Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is
     -----------------------------------------------------------
imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.


     Investors Eligible to Purchase Closed Funds. The Class A, Class B and
     --------------------------------------------
Investor Class of the Index Fund, (the "Closed Fund"), are closed to new investors, except in connection with the closing of a reorganization. You may continue to purchase shares of the Closed Fund if:


  o You are an existing shareholder of the Closed Fund (either directly or through a financial intermediary) and you wish to:

     o add to your existing account through the purchase of additional shares of the Closed Fund, including the reinvestment of dividends and cash distributions from shares owned in the Closed Fund; or

     o open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). Please note: Selling agents who transact in the Closed Fund through an omnibus account are not permitted to purchase shares of the Closed Fund on behalf of clients that do not currently own shares of the Closed Fund.

  o You are the beneficiary of shares of the Closed Fund (I.E., through an IRA or transfer on death account) or are the recipient of shares of the Closed Fund through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in the Closed Fund.

  o You are a participant in a qualified defined contribution plan, 403(b) plan or 457 plan that invests in the Closed Fund. Each such plan may open up new participant accounts within the Plan. In addition, rollovers from a plan can be used to open new accounts in the Closed Fund.

  o You sponsor a retirement plan or benefit plan that currently offers the Closed Fund as an investment option. The sponsor may offer the Closed Fund as an investment option in other retirement or benefit plans offered by the same company, its subsidiaries and affiliates.

  o You are a separately managed account client (either presently or within the last 60 days) of one of the Funds' sub-advisers in a similar style as that of the Closed Fund.

     Additional investments will not be accepted in the Closed Fund unless the investment falls within one of the above referenced categories. If you believe you are eligible to purchase shares of the Closed Fund, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into the Closed Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Closed Fund.


     Investors Eligible to Acquire Class B Shares. Class B shares are closed to
     --------------------------------------------
new investors and additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Advantage Funds (as permitted by current exchange privilege rules, except specified persons may acquire Class B shares of a Fund in connection with the closing of a reorganization and except specified persons may acquire Class B shares of a Fund in connection with the closing of a reorganization). No new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the Funds, except through a distribution reinvestment or permitted exchange, or in connection with the closing of a reorganization.


     Waiver of Minimum Initial Investment Amount for Institutional Class Shares
     --------------------------------------------------------------------------
for Eligible Investors. An eligible investor (as defined below) may purchase
-----------------------
Institutional Class shares of the WELLS FARGO ADVANTAGE FUNDS without meeting the minimum initial investment amount. Eligible investors include:

  o Clients of sub-advisers to those Funds which offer an Institutional Class who are clients of such sub-advisers at the time of their intended purchase of such Institutional Class shares;

  o Clients of Wells Capital Management who are clients of Wells Capital Management at the time of their intended purchase of Institutional Class shares; and

  o Clients of Wells Fargo Institutional Trust Services (ITS) who are clients of ITS at the time of their intended purchase of Institutional Class shares.

     Related shareholders or shareholder accounts may be aggregated in order to meet the minimum initial investment requirement for Institutional Class shares. The following are examples of relationships that may qualify for aggregation:

  o Related business entities, including;

     o Corporations and their subsidiaries;

     o General and limited partners; and

     o Other business entities under common ownership or control.

  o Shareholder accounts that share a common tax-id number.

  o Accounts over which the shareholder has individual or shared authority to buy or sell shares on behalf of the account (I.E., a trust account or a solely owned business account).

     All of the minimum initial investment waivers listed above may be modified or discontinued at any time.

     Waiver of Minimum Initial and Subsequent Investment Amounts for All Shares
     --------------------------------------------------------------------------
Classes for Special Operational Accounts. Shares of any and all share classes
----------------------------------------
of the Wells Fargo Advantage Funds may be acquired in special operational accounts (as defined below) without meeting the applicable minimum initial or subsequent investment amounts. Special operational accounts are designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions.


     Compensation to Dealers and Shareholder Servicing Agents. Set forth below
     ---------------------------------------------------------
is a list of the member firms of FINRA to which the Adviser, the Funds' Distributor or their affiliates made payments out of their revenues in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders in the year ending December 31, 2009 ("Additional Payments"). (Such payments are in addition to any amounts paid to such FINRA firms in the form of dealer reallowances or fees for shareholder servicing or distribution. The payments are discussed in further detail in the Prospectuses under the title "Compensation to Dealers and Shareholder Servicing Agents"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2009, are not reflected:


     FINRA MEMBER FIRMS
     ------------------

  o 401(k) Investment Services, Inc.

  o ADP Broker-Dealer, Inc.

  o A.G. Edwards & Sons, Inc.

  o AIG Retirement Services Company

  o Ameriprise Financial Services, Inc.


  o Barclays Capital, Inc.


  o Charles Schwab & Co., Inc.

  o Citigroup Global Markets, Inc.

  o CitiStreet Advisors LLC

  o DWS Investments Distributors, Inc.

  o Fidelity Brokerage Services LLC

  o Goldman, Sachs & Co.

  o GPC Securities, Inc.

  o GWFS Equities, Inc.

  o GunnAllen Financial, Inc.

  o H.D. Vest Financial Services

  o Hewitt Financial Services, LLC


  o Hightower Securities, LLC


  o J. P. Morgan Securities Inc.

  o LPL Financial Corp.

  o Mellon Financial Markets, LLC

  o Merrill Lynch, Pierce, Fenner & Smith, Inc.

  o Merriman Curhan Ford & Co. Inc.

  o Mid Atlantic Capital Corporation

  o Morgan Stanley DW Inc.

  o MSCS Financial Services, LLC

  o Nationwide Investment Services Corp.

  o Pershing LLC

  o Prudential Investment Management Services, LLC

  o Prudential Retirement Brokerage Services, Inc.

  o Raymond James & Associates, Inc.

  o RBC Dain Rauscher, Inc.

  o Robert W. Baird & Co.

  o Ross, Sinclaire & Associates, LLC

  o Security Distributors, Inc.

  o State Street Global Markets, LLC

  o TD Ameritrade Trust Company

  o UBS Financial Services, Inc.

  o VALIC Financial Advisors, Inc.


  o Wachovia Capital Markets, LLC


  o Wachovia Securities, LLC

  o Wells Fargo Investments

     In addition to member firms of FINRA, Additional Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance companies and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list.

     Also not included on the list above are other subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds' Distributor or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Advisers are responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Sub-Advisers to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While the Sub-Advisers generally seek reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Funds and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Funds from directing portfolio brokerage to brokers who sell Fund shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     In placing orders for portfolio securities of the Fund, the Fund's Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances.

Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of the Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     The Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, the Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer.

     The Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by the Sub-Adviser under the advisory contracts, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a sub-adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.

     The table below shows the Funds' portfolio turnover rates represented by the activity from a Fund's investment(s) in one or more portfolio(s) of the Master Trust for the two most recent fiscal years:


FUND                              SEPTEMBER 30, 2009        SEPTEMBER 30, 2008
C&B Large Cap Value/1/                     28%                      21%
Diversified Equity/2/                      48%                      37%
Diversified Small Cap/2/                   61%                      56%
Emerging Growth/1/                        147%                     191%
Equity Income/1/                           11%                       8%
Equity Value/1/                           158%                     152%
Growth Equity/2/                           58%                      38%
Index/1/                                   10%                       5%
Large Cap Appreciation/1/                 140%                     151%
Large Company Growth/1/                    13%                       7%
Small Company Growth/1/                   169%                     150%
Small Company Value/1/                     99%                      82%


------
/1/ Portfolio turnover rate represents the activity from the Fund's investment in a single Portfolio.

/2/ Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund's investment percentage in the respective Portfolio by the corresponding Portfolio's portfolio turnover rate.

     Brokerage Commissions. The Funds did not pay any brokerage commissions for
     ---------------------
the past three fiscal years. Because the Funds invest a portion or substantially all of their respective assets in one or more master portfolios, they do not incur brokerage commissions. All brokerage commissions are incurred at the master portfolio level in connection with the master portfolio's purchase of individual portfolio securities.


     As of September 30, 2009, none of the Funds held securities of their regular broker-dealers.

                                 FUND EXPENSES

     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." Each Prospectus generally describes the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters, or the potential application of federal estate tax laws.

     A shareholder's tax treatment may vary depending upon the shareholder's particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in each Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult their own tax advisers and financial planners regarding the federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Fund qualify as a regulated investment company ("RIC") under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

     In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income.

     Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund's taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership, and in the case of a Fund's investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year, if any. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute, or be deemed to have distributed, a sufficient amount of its investment company taxable income (as described above) and net tax-exempt interest income, if any, in a timely manner to maintain its status as a RIC and eliminate fund-level federal income taxation of such distributed income. However, no assurance can be given that a Fund will not be subject to federal income tax.

     Moreover, the Funds may retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at corporate rates on the amount of net capital gain retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

     If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable to shareholders as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund which had previously qualified as a RIC were to fail to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such built-in gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

     Equalization Accounting. Each Fund may use the so-called "equalization
     -----------------------
method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund's use of this method may be subject to IRS scrutiny.

     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net
     ---------------------------
capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to fund-level federal income tax, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.


     As of September 30, 2009, the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:



                                     CAPITAL LOSS CARRY
FUND                                      FORWARDS           YEAR EXPIRES
  C&B Large Cap Value                    $34,537,147             2017
  Diversified Equity                     $14,512,759             2017
  Diversified Small Cap                  $43,561,868             2017
  Emerging Growth                        $ 1,791,248             2017
  Equity Income                          $ 1,563,842             2017
  Equity Value                           $47,811,418             2017
  Index                                  $   413,306             2011
                                         $ 2,439,923             2012
                                         $ 1,381,409             2017
  Large Cap Appreciation                 $13,782,120             2017
  Large Company Growth                   $26,227,519             2010
                                         $45,522,537             2011
                                         $46,100,191             2012
                                         $10,507,524             2013
                                         $14,566,676             2017
  Small Company Growth                   $89,085,896             2017
  Small Company Value                    $51,843,878             2017



     If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carry-forwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses substantially unusable.


     Excise Tax. If a Fund fails to distribute by December 31 of each calendar
     ----------
year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

     Investment through Master Portfolios. The Funds seek to continue to
     ------------------------------------
qualify as a RIC by investing their assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (I.E., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio intends to manage its assets, income and distributions in such a way that an investor in a master portfolio will be able to continue to qualify as a RIC by investing its assets through the master portfolio.

     Taxation of Investments. In general, realized gains or losses on the sale
     -----------------------
of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

     If a Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price less than its principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by the Fund which a Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

     In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding such a security receives no interest payment in cash on the security during the year.

     If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

     If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark-to-market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

     Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund's income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

     Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a

"straddle" and at least one (but not all) of the Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a "mixed straddle." A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income to fail to satisfy the applicable holding period requirements and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or
(iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

     The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code's constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     In addition, a Fund's transactions in securities and certain types of derivatives (E.G., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

     Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares, and (iii) thereafter, as capital gain. If a Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income in order to qualify as a RIC.

     Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a 2006 IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.


     A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

     A Fund may invest directly or indirectly (e.g., through a REIT) in residual interests in real estate mortgage investment conduits ("REMICs") or in REITs or qualified REIT subsidiaries that are taxable mortgage pools ("REIT TMPs"). Under recent IRS guidance, a Fund must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or REIT TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or REIT TMPs directly.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income ("UBTI") to Keogh, 401(k) and qualified pension plans, as well as IRAs and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the Investment Act of 1940, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Fund. The Funds have not yet determined whether such an election will be made.

     "Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

     A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

     Taxation of Distributions. Distributions paid out of a Fund's current and
     -------------------------
accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

     For federal income tax purposes, distributions of investment income (except for exempt-interest dividends (defined below)) are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly designated by a Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of

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


the dividends-received deduction or as qualified dividend income. Each Fund will designate capital gain dividends, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a
     ----------------------------------
cash or in-kind redemption, or exchanges the shareholder's Fund shares, subject to the discussion below, the shareholder generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previously incurred charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

     If a shareholder receives, or is deemed to receive, a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then Treasury Regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.

     Foreign Taxes. Amounts realized by a Fund from sources within foreign
     -------------
countries, if any, may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis certain foreign income and similar taxes paid by the Fund, and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that any of the Funds will qualify for this election.

     Federal Income Tax Rates. As of the date of this SAI, the maximum stated
     ------------------------
federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" is income attributable to dividends received by a Fund in taxable years beginning on or before December 31, 2010, from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation's stock and by the shareholders with respect to the Fund's shares. If 95% or more of a Fund's gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). In general, if less than 95% of a Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisers and financial planners.

     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals,

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


exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of federal income tax laws.

     Backup Withholding. A Fund is generally required to withhold and remit to
     ------------------
the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (i) the shareholder fails to furnish the Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the shareholder's TIN is incorrect or that the shareholder is otherwise subject to backup withholding. These backup withholding rules may also apply to distributions that are properly designed as exempt interest dividends (defined below). Backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts withheld as a credit against the shareholder's federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisers and financial planners.

     A portion of the interest paid or accrued on certain high-yield discount obligations that the Fund owns may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

     Foreign Shareholders. For purposes of this discussion, "foreign
     --------------------
shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (I.E., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust),
(iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations. "Exempt foreign shareholders" are foreign shareholders from whom a Fund obtains a properly completed and signed certificate of foreign status.

     Generally, subject to certain exceptions described below, distributions made to foreign shareholders will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty, except in the case of excess inclusion income, which does not qualify for any treaty exemption or reduction), even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, for taxable years of a Fund beginning before January 1, 2010, distributions made to exempt foreign shareholders and properly designated by a Fund as "interest-related dividends" will be exempt from federal income tax withholding. Interest-related dividends are generally attributable to the Fund's net interest income earned on certain debt obligations and paid to foreign shareholders. In order to qualify as an interest-related dividend, the Fund must designate a distribution as such in a written notice mailed to its shareholders not later than 60 days after the close of the Fund's taxable year. Notwithstanding the foregoing, if any distribution described above is "effectively connected" with a U.S. trade or business (or, if an applicable income tax treaty so requires, is attributable to a permanent establishment) of the recipient foreign shareholder, neither federal income tax withholding nor the exemption for interest-related dividends will apply, the distribution will be subject to the tax, withholding, and reporting requirements generally applicable to U.S. shareholders and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation.

     In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, and capital gain dividends, with respect to taxable years of a Fund beginning before January 1, 2010, "short-term capital gain dividends" (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an applicable income tax treaty so requires, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of capital gain dividends and certain other conditions are met; or (iii) the Fund shares on which the foreign shareholder realized gain constitute U.S. real property interests ("USRPIs," defined below) or, in certain cases, distributions are attributable to gain from the sale or exchange of a USRPI. If the requirements of clause (i) are met, the tax, withholding, and reporting requirements applicable to U.S. shareholders generally will apply to the foreign shareholder, and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met but the requirements of clause (ii) are met, such gains and distributions will be subject to federal income tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). If the requirements of clause (iii) are met, the foreign shareholder may be subject to certain tax, withholding, and/or reporting requirements, depending in part on whether the foreign shareholder holds (or has held in the prior 12 months) more than a 5% interest in the Fund. "Short-term capital gain dividends" are distributions attributable to a Fund's net short-term capital gain in excess of its net long-term capital loss and designated as such by the Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Subject to certain exceptions, a "USRPI" is generally defined as (i) an interest in real property located in the United States or the Virgin Islands, or (ii) any interest (other than solely as a creditor) in a domestic corporation that was a U.S. real property holding corporation (as defined in the Code) at any time during the shorter of the five-year period ending on the testing date or the period during which the interest was held.

     In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisers in this regard.

     In the case of shares held through an intermediary, even if a Fund makes a designation with respect to a payment, no assurance can be made that the intermediary will respect such a designation. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

     Even if permitted to do so, the Funds provide no assurance that they will designate any dividends as interest-related dividends or short-term capital gain dividends.

     Special tax rules apply to distributions that a qualified investment entity ("QIE") makes to foreign shareholders that are attributable to gain from the QIE's sale or exchange of a USRPI. Special tax rules also apply to the sale of shares in a U.S. real property holding corporation ("USRPHC"). However, the Funds do not expect such special tax rules to apply because the Funds do not expect to be QIEs or USRPHCs.

     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

     As discussed above, distributions and redemption proceeds paid or credited to a foreign shareholder are generally exempt from backup withholding. However, a foreign shareholder may be required to establish that exemption by providing certification of foreign status on an appropriate IRS Form W-8.

     Tax-Deferred Plans. Shares of the Funds may be available for a variety of
     ------------------
tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

     Tax-Exempt Shareholders. Tax-exempt shareholders should contact their tax
     -----------------------
advisers and financial planners regarding the tax consequences to them of an investment in the Funds.

     Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as shareholders.

     Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in REIT TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

     Tax Shelter Reporting Regulations. Under Treasury Regulations, if an
     ---------------------------------
individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best

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


interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently in the same matter when securities of an issuer are held by multiple Funds of the Trusts. However, proxies for securities held by the Social Sustainability Fund related to social and environmental proposals will be voted pursuant to RiskMetrics Group's ("RMG") then current SRI Proxy Voting Guidelines. Accordingly, the Social Sustainability Fund may vote its proxies related to social and environmental proposals differently than the other Funds.

     The Procedures set forth Funds Management's general position on various proposals, such as:

  o Routine Items - Funds Management will generally vote for uncontested
    -------------
    director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  o Corporate Governance - Funds Management will generally vote for charter
    --------------------
    and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification or to comply with what management's counsel interprets as applicable law.

  o Anti-Takeover Matters - Funds Management generally will vote for proposals
    ---------------------
    that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  o Mergers/Acquisitions and Corporate Restructurings - Funds Management's
    -------------------------------------------------
    Proxy Committee will examine these items on a case-by-case basis.

  o Shareholder Rights - Funds Management will generally vote against
    ------------------
    proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (i) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (ii) disclosing the conflict to the Board and obtaining their consent before voting; (iii) submitting the matter to the Board to exercise its authority to vote on such matter; (iv) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (v) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (vi) erecting information barriers around the person or persons making voting decisions; (vii) voting in proportion to other shareholders; or (viii) voting in other ways that are consistent with each Fund's obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

     While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (E.G., limited value or unjustifiable costs). For example, in accordance with local law or

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business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

     As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (I.E., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

     Information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds' Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

I. Scope of Policies and Procedures. The following policies and procedures (the
   ---------------------------------
"Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created.

II. Disclosure Philosophy. The Funds have adopted these Procedures to ensure
    ----------------------
that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term "portfolio holdings" means the stock, bond and derivative positions held by a non-money market Fund and does not include the cash investments held by the Fund. For money market funds, the term "portfolio holdings" includes cash investments, such as investments in repurchase agreements.

Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

III. Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     --------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' website until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the website, it may be further disseminated without restriction.

     A. Complete Holdings. The complete portfolio holdings for each Fund
        -----------------
(except for funds that operate as fund of funds) shall be made publicly available on the Funds' website (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. Money market Fund holdings shall be made publicly available on the Fund's website on a monthly, 7-day delayed basis.

     B. Top Ten Holdings. Top ten holdings information (excluding derivative
        ----------------
positions) for each Fund (except for funds that operate as fund of funds and money market funds) shall be made publicly available on the Funds' website on a monthly, seven-day or more delayed basis.

     C. Fund of Funds Structure.
        -----------------------
    1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' website and included in fund fact sheets on a monthly, seven-day or more delayed basis.
    2. A change to the underlying funds held by a Fund in a fund of funds structure or changes in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' website simultaneous with the change.

Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund, (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on From N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio

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


holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

IV. List of Approved Recipients. The following list describes the limited
    ----------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' website. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

     A. Sub-Advisers. Sub-advisers shall have full daily access to Fund
        ------------
holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities. A new Fund sub-adviser may periodically receive full portfolio holdings information for such Fund from the date of Board approval through the date upon which they take over day-to-day investment management activities. Such disclosure will be subject to confidential treatment.

     B. Money Market Portfolio Management Team. The money market portfolio
        --------------------------------------
management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage Funds for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

     C. Funds Management/Wells Fargo Funds Distributor, LLC.
        ----------------------------------------------------
     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/ or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PNC's Datapath system.
    2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.
    3. Funds Management and Funds Distributor personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D. External Servicing Agents. Appropriate personnel employed by entities
        --------------------------
that assist in the review and/or processing of Fund portfolio transactions, employed by the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilize the services of software provider Advent to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent however, only for those Funds in which such sub-adviser provides investment advisory services. Funds Management also utilizes the services of RMG and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both RMG and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E. Rating Agencies. Nationally Recognized Statistical Ratings
        ----------------
Organizations ("NRSROs") may receive full Fund holdings for rating purposes.

V. Additions to List of Approved Recipients. Any additions to the list of
   -----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

VI. Funds Management Commentaries. Funds Management may disclose any views,
    ------------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings

(including historical holdings information), or any changes to the portfolio holdings of a Fund. The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Funds, persons considering investment in the Funds or representatives of such shareholders or potential shareholders. The content and nature of the information provided to each of these persons may differ.

Certain of the information described above will be included in quarterly fund commentaries and will contain information that includes, among other things, top contributors/detractors from fund performance and significant portfolio changes during the calendar quarter. This information will be posted contemporaneously with their distribution on the Funds' website.

No person shall receive any of the information described above if, in the sole judgment of Funds Management, the information could be used in a manner that would be harmful to the Funds.

VII. Board Approval. The Board shall review and reapprove these Procedures,
     ---------------
including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and make any changes that they deem appropriate.

                                 CAPITAL STOCK

     The Funds are twelve series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (E.G., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectus(es) and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Gateway blended Funds and gateway feeder Funds are interestholders of the Master Trust master portfolios in which they invest and may be asked to approve certain matters by vote or by written consent pursuant to the Master Trust's Declaration of Trust. Gateway blended Funds, Funds that invest substantially all of their assets in two or more master portfolios of Master Trust, are not required to pass through their voting rights to their shareholders. Gateway feeder Funds, Funds that invest substantially all of their assets in one master portfolio of Master Trust, are not required to, but may, pass through their voting rights to their shareholders. Specifically, a gateway feeder Fund must either (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to a security and vote such proxies only in accordance with such instructions, or (ii) vote the shares held by it in the same proportion as the vote of all other holders of such security.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.


     Set forth below as of January 4, 2010, is the name, address and share ownership of each person with record ownership of 5% or more of a class of a Fund and each person known by the Trust to have beneficial ownership of 25% or more of the voting securities of the Fund as a whole. Except as identified below, no person with record ownership of 5% or more of a class of a Fund is known by the Trust to have beneficial ownership of such shares.

                        OWNERSHIP AS OF JANUARY 4, 2010



FUND                        NAME AND ADDRESS                               PERCENTAGE
----------------------      -------------------------------------      -----------------
C&B LARGE CAP VALUE
 Fund Level                 CHARLES SCHWAB & CO INC                          31.28%/1/
                            REINVEST ACCOUNT
                            ATTN: MUTUAL FUND
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
 Class A                    CHARLES SCHWAB & CO INC                          17.63%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            AMERICAN ENTERPRISE INVESTMENT                    7.92%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class B                    AMERICAN ENTERPRISE INVESTMENT                   30.42%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    AMERICAN ENTERPRISE INVESTMENT                   15.03%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Administrator Class        WELLS FARGO BANK NA FBO                          32.78%
                            OMNIBUS ACCOUNT - CASH/CASH
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            PRUDENTIAL INVESTMENT MGMNT SERVICE              21.29%
                            FBO MUTUAL FUND CLIENTS
                            ATTN: PRUCHOICE UNIT
                            100 MULBERRY STREET
                            NEWARD NJ 07102-4056
                            WELLS FARGO BANK NA FBO                          12.18%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                           8.41%
                            OMNIBUS ACCOUNT - REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

FUND                        NAME AND ADDRESS                         PERCENTAGE
----------------------      --------------------------------      ----------------
                            PENFIRN & CO                                 8.37%
                            FBO
                            PO BOX 3327
                            OMAHA NE 68103-0327
                            WELLS FARGO BANK WEST TTEE FBO               5.30%
                            VARIOUS FASCORE LLC RECORD
                            8515 E ORCHARD RD 2T2
                            GREENWOOD VLG CO 80111-5002
 Institutional Class        WACHOVIA BANK                               27.82%
                            1525 WEST WT HARRIS BLVD
                            NC1151
                            CHARLOTTE NC 28288-0001
                            CENTRAL NEW YORK COMMUNITY                  22.10%
                            FOUNDATION INC
                            500 S SALINA ST STE 428
                            SYRACUSE NY 13202-3314
                            STATE STREET BANK & TRUST                   16.64%
                            CITISTREET CORE MARKET
                            1 HERITAGE DRIVE
                            QUINCY MA 02171
                            NATEXIS BANQUES POPULAIRES                  14.86%
                            ATTN: SCT COMPTABILITE TITRES
                            10 RUE DES ROQUEMONTS
                            14099 CAEN CEDEX 9
                            FRANCE
                            SAXON & CO                                  10.40%
                            FBO
                            PO BOX 7780-1888
                            PHILADELPHIA PA 19182-0001
                            WELLS FARGO BANK NA FBO                      6.46%
                            SATICOY LEMON RETIREMENT PLAN D
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Investor Class             CHARLES SCHWAB & CO INC                     79.64%
                            REINVEST ACCOUNT
                            ATTN: MUTUAL FUND
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
DIVERSIFIED EQUITY
 Fund Level                 WELLS FARGO BANK NA FBO                     67.59%/2/
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Class A                    CITY OF HASTINGS NEBRASKA                   11.80%
                            RETIREMENT PLAN
                            C/O GREAT WEST RECORDKEEPER
                            8515 E ORCHARD RD #2T2
                            ENGLEWOOD CO 80111-5002
 Class B                    NONE                                      NONE
 Class C                    NONE                                      NONE

FUND                        NAME AND ADDRESS                           PERCENTAGE
----------------------      ------------------------------------      -----------
 Administrator Class        WELLS FARGO BANK NA FBO                       88.94%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                        8.17%
                            DIVERSIFIED EQUITY I
                            ATTN: MUTUAL FUNDS OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
DIVERSIFIED SMALL CAP
 Administrator Class        EDVEST WELLS FARGO AGGRESSIVE                 22.94%
                            PORTFOLIO
                            2700 SNELLING AVE N
                            3RD FLOOR SUITE 300
                            SAINT PAUL MN 55113-1783
                            EDVEST WELLS FARGO MODERATE                   11.31%
                            PORTFOLIO
                            2700 SNELLING AVE N
                            3RD FLOOR SUITE 300
                            SAINT PAUL MN 55113-1783
                            TOMORROW'S SCHOLAR AGGRESSIVE                 10.60%
                            GROWTH PORTFOLIO
                            2700 SNELLING AVE N
                            3RD FLOOR SUITE 300
                            SAINT PAUL MN 55113-1783
                            TOMORROW'S SCHOLAR                            10.48%
                            GROWTH PORTFOLIO
                            2700 SNELLING AVE N
                            3RD FLOOR SUITE 300
                            SAINT PAUL MN 55113-1783
                            WELLS FARGO BANK NA, FBO                       7.93%
                            DIVERSIFIED SMALL CAP FUND I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WFAF                                           6.94%
                            2700 SNELLING AVE N
                            3RD FLOOR SUITE 300
                            SAINT PAUL MN 55113-1783
                            WFAF                                           6.69%
                            2700 SNELLING AVE N
                            3RD FLOOR SUITE 300
                            SAINT PAUL MN 55113-1783
                            EDVEST WELLS FARGO BALANCED                    6.06%
                            PORTFOLIO
                            2700 SNELLING AVE N
                            3RD FLOOR SUITE 300
                            SAINT PAUL MN 55113-1783
                            WELLS FARGO BANK WEST TTEE FBO                 5.71%
                            VARIOUS FASCORE LLC RECORD KEPT PLA
                            8515 E ORCHARD RD 2T2
                            GREENWOOD VLG CO 80111-5002

FUND                        NAME AND ADDRESS                          PERCENTAGE
----------------------      -----------------------------------      -----------
EMERGING GROWTH
 Class A                    AMERICAN ENTERPRISE INVESTMENT               32.36%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            WELLS FARGO INVESTMENTS LLC                  23.20%
                            625 MARQUETTE AVE S 13TH FLOOR
                            MINNEAPOLIS MN 55402-2308
                            WELLS FARGO FUNDS SEEDING ACCOUNT            19.14%
                            MAC #A0103-091
                            525 MARKET ST 9TH FLOOR
                            SAN FRANCISCO CA 94105-2709
                            WELLS FARGO INVESTMENTS LLC                  11.04%
                            625 MARQUETTE AVE S 13TH FLOOR
                            MINNEAPOLIS MN 55402-2308
                            PHILIP KRAVITS &                              7.75%
                            KAREN J KRAVITS JT WROS
                            1008 MAIN ST
                            HAVERHILL MA 01830-2010
 Class C                    WELLS FARGO FUNDS SEEDING ACCOUNT           100.00%
                            MAC #A0103-091
                            525 MARKET ST 9TH FLOOR
                            SAN FRANCISCO CA 94105-2709
 Administrator Class        WELLS FARGO FUNDS SEEDING ACCOUNT            49.06%
                            MAC #A0103-091
                            525 MARKET ST 9TH FLOOR
                            SAN FRANCISCO CA 94105-2709
                            WELLS FARGO INVESTMENTS LLC                  14.69%
                            625 MARQUETTE AVE S 13TH FLOOR
                            MINNEAPOLIS MN 55402-2323
                            E TRADE CLEARING LLC                         10.04%
                            IRA CUSTODIAN
                            PO BOX 1542
                            MERRIFIELD VA 22116-1542
                            E TRADE CLEARING LLC                          7.52%
                            IRA CUSTODIAN
                            PO BOX 1542
                            MERRIFIELD VA 22116-1542
 Institutional Class        WELLS FARGO FUNDS SEEDING ACCOUNT           100.00%
                            MAC #A0103-091
                            525 MARKET STREET 9TH FLOOR
                            SAN FRANCISCO CA 94105-2779
 Investor Class             RONALD C OGNAR &                              8.60%
                            MARY J OGNAR
                            35440 W PABST CT
                            OCONOMOWOC WI 53066-4578

FUND                        NAME AND ADDRESS                             PERCENTAGE
----------------------      ------------------------------------      ----------------
EQUITY INCOME
 Class A                    PFPC BROKERAGE SERVICES                         6.72%
                            FBO WELLS FARGO
                            ATTN: ROBERT BERTUCCI
                            420 MONTGOMERY ST 5TH FL
                            MAC A0101-058
                            SAN FRANCISCO CA 94104-1207
 Class B                    NONE                                           NONE
 Class C                    WELLS FARGO INVESTMENTS LLC                     8.13%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
                            MS&CO C/F                                       5.59%
                            GARY B FIELDS
                            IRA STANDARD
                            574 SUMMIT AVE
                            MILL VALLEY CA 94941-1082
                            MS&CO C/F                                       5.59%
                            GARY B FIELDS
                            ROTH IRA
                            574 SUMMIT AVE
                            MILL VALLEY CA 94941-1082
                            MLPF&S FOR THE SOLE BENEFIT                     5.54%
                            OF ITS CUSTOMERS
                            ATTN: MUTUAL FUND ADMINISTRATION
                            4800 DEER LAKE DRIVE EAST 3RD FLOOR
                            JACKSONVILLE FL 32246-6484
 Administrator Class        WELLS FARGO BANK NA FBO                        32.35%
                            EQUITY INCOME I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                        25.70%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                        13.81%
                            INCOME EQUITY I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
EQUITY VALUE
 Fund Level                 WELLS FARGO BANK NA FBO                        39.63%/2/
                            OMNIBUS REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Class A                    MS&CO FBO                                      16.09%
                            JON F DODD
                            61 INKBERRY DRIVE
                            S KINGSTOWN RI 02879-7662

FUND                        NAME AND ADDRESS                            PERCENTAGE
----------------------      -------------------------------------      -----------
                            MS&CO FBO                                      11.96%
                            STEVEN J DODD
                            59 WOLCOTT AVENUE
                            STONINGTON CT 06378-3033
                            CHARLES SCHWAB & CO INC                        10.36%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            AMERICAN ENTERPRISE INVESTMENT                  8.96%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class B                    AMERICAN ENTERPRISE INVESTMENT                 10.51%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    EMJAYCO TTEE                                   30.66%
                            FBO HEALTH INDUSTRY DISTRIBUTORS
                            401(K) 397924
                            C/O FASCORE LLC
                            8515 E ORCHARD RD 2T2
                            GREENWOOD VILLAGE CO 80111-5002
                            AMERICAN ENTERPRISE INVESTMENT                 11.42%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            WELLS FARGO INVESTMENTS LLC                     5.03%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
 Administrator Class        WELLS FARGO BANK NA FBO                        58.19%
                            OMNIBUS REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            PRUDENTIAL INVESTMENT MGMNT SERVICE            27.34%
                            FBO MUTUAL FUND CLIENTS
                            ATTN: PRUCHOICE UNIT
                            100 MULBERRY STREET
                            NEWARK NJ 07102-4056
                            WELLS FARGO BANK WEST TTEE FBO                 11.86%
                            VARIOUS FASCORE LLC RECORD KEPT PLA
                            8515 E ORCHARD RD 2T2
                            GREENWOOD VILLAGE CO 80111-5002
 Institutional Class        EDVEST WELLS FARGO AGGRESSIVE PORT             48.33%
                            2700 SNELLING AVE N
                            3RD FLOOR SUITE 300
                            SAINT PAUL MN 55113-1783
                            EDVEST WELLS FARGO MODERATE PORT               24.28%
                            2700 SNELLING AVE N
                            3RD FLOOR SUITE 300
                            SAINT PAUL MN 55113-1783
                            EDVEST WELLS FARGO BALANCED PORT               13.74%
                            2700 SNELLING AVE N
                            3RD FLOOR SUITE 300
                            SAINT PAUL MN 55113-1783

FUND                        NAME AND ADDRESS                               PERCENTAGE
----------------------      --------------------------------------      ----------------
                            EDVEST WELLS FARGO CONSERVATIVE PORT              13.36%
                            2700 SNELLING AVE N
                            3RD FLOOR SUITE 300
                            SAINT PAUL MN 55113-1783
GROWTH EQUITY
 Fund Level                 WELLS FARGO BANK NA FBO                           73.74%/2/
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Class A                    CHARLES SCHWAB & CO INC                           10.12%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
 Class B                    AMERICAN ENTERPRISE INVESTMENT                     8.89%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    ORCHARD TRUST CO LLC CUST FBO                     10.90%
                            OPPRNHEIMER FUNDS RECORD KEEPER
                            C/O FASCORE LLC
                            8515 E ORCHARD RD #2T2
                            GREENWOOD VLG CO 80111-5002
                            WELLS FARGO INVESTMENTS LLC                        9.41%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
                            WELLS FARGO INVESTMENTS LLC                        7.26%
                            625 MARQUETTE AVE S 13TH FLR
                            MINNEAPOLIS MN 55402
                            RBC CAPITAL MARKETS CORP FBO                       6.72%
                            JERRY MCGRATH ZACHARY MCGRATH
                            AND SCOTT MCGRATH TTEES
                            1479 HYMER AVE
                            SPARKS NV 89431-5613
                            RAYMOND JAMES & ASSOC INC CSDN                     6.25%
                            FBO ROBERT E CARPENTER IRA
                            772 BOVEE LN
                            POWELL OH 43065-8665
                            PERSHING LLC                                       5.08%
                            PO BOX 2052
                            JERSEY CITY NJ 07303-2052
 Administrator Class        WELLS FARGO BANK NA FBO                           89.11%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                            6.88%
                            GROWTH EQUITY I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

FUND                        NAME AND ADDRESS                         PERCENTAGE
----------------------      --------------------------------      ----------------
 Institutional Class        WELLS FARGO BANK NA FBO                     99.74%
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
INDEX
 Fund Level                 WELLS FARGO BANK NA FBO                     46.65%/2/
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Class A                    NONE                                      NONE
 Class B                    NONE                                      NONE
 Administrator Class        WELLS FARGO BANK NA FBO                     57.32%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                     26.91%
                            INDEX FUND REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                     9.23%
                            INDEX FUND I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Investor Class             NONE                                      NONE
LARGE CAP APPRECIATION
 Fund Level                 PRUDENTIAL INVESTMENT MGMNT                 67.02%
                            FBO MUTUAL FUND CLIENTS
                            ATTN: PRUCHOICE UNIT
                            100 MULBERRY STREET
                            NEWARD NJ 07102-4056
 Class A                    CHARLES SCHWAB & CO INC                     43.85%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            AMERICAN ENTERPRISE INVESTMENT              9.23%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class B                    AMERICAN ENTERPRISE INVESTMENT              50.67%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    MS&CO C/F                                   27.95%
                            ROD ERSKINE
                            IRA ROLLOVER DATED 5/16/08
                            15 ELDERBERRY TERR
                            SUGAR LAND TX 77479-2864

FUND                        NAME AND ADDRESS                            PERCENTAGE
----------------------      -------------------------------------      -----------
                            AMERICAN ENTERPRISE INVESTMENT                 20.45%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            WELLS FARGO INVESTMENTS LLC                     9.80%
                            608 SECOND AVENUE SOUTH 8TH FL
                            MINNEAPOLIS MN 55402-1927
                            WELLS FARGO INVESTMENTS LLC                     6.86%
                            625 MARQUETTE AVE S 13TH FLOOR
                            MINNEAPOILS MN 55402-2308
                            WELLS FARGO INVESTMENTS LLC                     5.82%
                            625 MARQUETTE AVE S 13TH FLOOR
                            MINNEAPOILS MN 55402-2308
 Administrator Class        PRUDENTIAL INVESTMENT MGMNT SERVICE            88.37%
                            FBO MUTUAL FUND CLIENTS
                            ATTN: PRUCHOICE UNIT
                            100 MULBERRY STREET
                            NEWARK NJ 07102-4056
                            WELLS FARGO BANK NA FBO                         7.30%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Institutional Class        WELLS FARGO BANK NA FBO                        99.81%
                            RETIREMENT PLAN SVCS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
LARGE COMPANY GROWTH
 Class A                    CHARLES SCHWAB & CO INC                         9.07%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
 Class B                    AMERICAN ENTERPRISE INVESTMENT                  5.71%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    MLPF&S FOR THE SOLE BENEFIT                     6.20%
                            OF ITS CUSTOMERS
                            ATTN: MUTUAL FUND ADMINISTRATION
                            4800 DEER LAKE DRIVE EAST 3RD FL
                            JACKSONVILLE FL 32246-6484
 Administrator Class        WELLS FARGO BANK NA FBO                        26.99%
                            LARGE COMPANY GROWTH I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                        25.02%
                            LARGE COMPANY GROWTH I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

FUND                        NAME AND ADDRESS                           PERCENTAGE
----------------------      ----------------------------------      ----------------
                            WELLS FARGO BANK NA FBO                       12.36%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            DESERET MUTUAL RETIREE MEDICAL                 7.47%
                            AND LIFE TRUST
                            DESERET MUTUAL BENEFIT ADMIN
                            60 EAST SOUTH TEMPLE
                            EAGLE GATE PLAZA 4TH FLR
                            SALT LAKE CITY UT 84111-1004
                            BROWNING EMPLOYEES PENSION PLAN                6.75%
                            AND OTHER ADOPTING COMPANIES
                            1 BROWNING PL
                            MORGAN UT 84050-9326
 Institutional Class        NFS LLC FEBO                                  82.76%
                            BANK OF AMERICA NA
                            TRUSTEE FBO CREDIT SUISSE
                            OMNI CASH CASH
                            PO BOX 831575
                            DALLAS TX 75283-1575
                            WELLS FARGO BANK NA FBO                       17.21%
                            UNIVERSITY OF NM HOSPITAL D
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Investor                   NONE                                          NONE
SMALL COMPANY GROWTH
 Fund Level                 WELLS FARGO BANK NA FBO                       76.63%/2/
                            SMALL COMPANY GROWTH I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
 Class A                    CHARLES SCHWAB & CO INC                       42.09%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            AMERICAN ENTERPRISE INVESTMENT                 6.78%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class B                    AMERICAN ENTERPRISE INVESTMENT                34.56%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            NFS LLC FEBO                                   7.02%
                            SUSAN G FENSTER
                            ALLAN FENSTER
                            19 CRAWFORD RD
                            MANALAPAN NJ 07726-8394
                            WELLS FARGO INVESTMENTS LLC                    6.26%
                            608 SECOND AVENUE SOUTH 8TH FLOOR
                            MINNEAPOLIS MN 55402-1927

FUND                        NAME AND ADDRESS                            PERCENTAGE
----------------------      -----------------------------------      ----------------
                            FIRST CLEARING LLC                             6.13%
                            STANLEY J PILINSKI
                            4533 PINEWOOD AVENUE
                            JACKSONVILLE FLA 32207-6437
                            NFS LLC FEBO                                   5.90%
                            HELEN MARCUS
                            13700 TAHITI WAY APT 345
                            MARINA DL REY CA 90292-6539
 Class C                    NFS LLC FEBO                                  22.08%
                            FMTC CUSTODIAN - IRA BDA
                            NSPS ANN ELIZABETH REDPATH
                            52 MOUNT AVE
                            PROVIDENCE RI 02906-3428
                            AMERICAN ENTERPRISE INVESTMENT                14.34%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            FIRST CLEARING LLC                             5.09%
                            CAROLE K ERPENBECK &
                            RAYMOND H ERPENBECK CO-TTEES
                            PO BOX 17657
                            COVINGTON KY 41017-0657
                            FIRST CLEARING LLC                             5.02%
                            TERENCE J QUINN &
                            SHEILA A QUINN JT WROS
                            3220 RIDGETOP WAY
                            EDGEWOOD KY 41017-3245
 Administrator Class        WELLS FARGO BANK NA FBO                       77.82%
                            SMALL COMPANY GROWTH I
                            ATTN: MUTUAL FUND OPS
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            NFS LLC FEBO                                   7.45%
                            FIIOC AS AGENT FOR
                            QUALIFIED EMPLOYEE BENEFIT
                            PLANS (401K) FINOPS-IC FUNDS
                            100 MAGELLAN WAY KW1C
                            COVINGTON KY 41015-1987
 Institutional Class        PATTERSON & CO FBO                            92.23%
                            NETWORK OMNIBUS CASH CASH CASH
                            1525 WEST WT HARRIS BLVD
                            CHARLOTTE NC 28262-8522
                            WELLS FARGO FUNDS SEEDING ACCOUNT              7.77%
                            MAC #A0103-091
                            525 MARKET ST 9TH FLOOR
                            SAN FRANCISCO CA 94105-2779
SMALL COMPANY VALUE
 Fund Level                 NFS LLC FEBO                                  28.97%/4/
                            THE NORTHERN TRUST COMPANY
                            PO BOX 92956
                            CHICAGO IL 60675-0001

FUND                        NAME AND ADDRESS                       PERCENTAGE
----------------------      --------------------------------      -----------
 Class A                    NATIONWIDE TRUST COMPANY FSB              25.08%
                            C/O IPO PORTFOLIO ACCOUNTING
                            PO BOX 182029
                            COLUMBUS OH 43218-2029
                            CHARLES SCHWAB & CO INC                   17.45%
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4151
                            NFSC FEBO # F2J-000019                     8.65%
                            FIIOC AS AGENT FOR
                            QUALIFIED EMPLOYEE BENEFIT
                            PLANS (401K) FINOPS-IC FUNDS
                            100 MAGELLAN WAY KW1C
                            COVINGTON KY 41015-1987
                            VANGUARD FIDUCIARY TRUST CO                7.02%
                            ATTN:OUTSIDE FUNDS
                            PO BOX 2600
                            VALLEY FORGE PA 19482-2600
 Class B                    AMERICAN ENTERPRISE INVESTMENT            23.79%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Class C                    AMERICAN ENTERPRISE INVESTMENT            12.43%
                            SERVICES FBO
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
 Administrator Class        NFS LLC FEBO                              42.14%
                            THE NORTHERN TRUST COMPANY
                            PO BOX 92956
                            CHICAGO IL 60675-0001
                            NFS LLC FEBO                              27.37%
                            FIIOC AS AGENT FOR
                            QUALIFIED EMPLOYEE BENEFIT
                            PLANS (401K) FINOPS-IC FUNDS
                            100 MAGELLAN WAY KW1C
                            COVINGTON KY 41015-1987
                            WELLS FARGO BANK NA FBO                   13.74%
                            OMNIBUS ACCOUNT R/R
                            C/O MUTUAL FUND PROCESSING
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO                    5.60%
                            REINVEST/REINVEST
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533



------

/1/ Charles Schwab & Co Inc. is a Delaware corporation and a subsidiary of The Charles Schwab Corporation.

/2/ Wells Fargo Bank, NA FBO, a California corporation and a subsidiary of Wells Fargo & Company.

/3/ Wells Fargo Funds Management, LLC, is a Delaware corporation and an affiliate of Wells Fargo & Company.

/4/ National Financial Services, LLC, a Delaware Limited Liability Company, is a subsidiary of Fidelity Global Brokerage Group, Inc., which, in turn, is a Delaware Corporation, and a subsidiary of FMR Group, Inc., a Delaware Corporation.

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a person identified in the foregoing table is identified as the beneficial owner of more than 25% of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, it may be presumed to control such Fund. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

                               OTHER INFORMATION

     The Trust's Registration Statement, including the Prospectus(es) and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectus(es) or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus(es) are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.

                             FINANCIAL INFORMATION

     The audited financial statements for the Funds for the fiscal year ended September 30, 2009, are hereby incorporated by reference to the Funds' Annual Report.

                            WELLS FARGO FUNDS TRUST
                         FILE NOS. 333-74295; 811-09253

                                     PART C
                               OTHER INFORMATION

Item 28. Exhibits.
         --------

      EXHIBIT
       NUMBER            DESCRIPTION
-------------------      ---------------------------------------------------------------------------------------
 (a)                -   Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective
                        Amendment No. 156, filed April 30, 2010.

 (b)                -   Not Applicable.

 (c)                -   Not Applicable.

 (d)          (1)   -   Investment Advisory Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Schedule A, incorporated by reference to Post-Effective Amendment No. 139, filed September 28,
                        2009; Schedule A, incorporated by reference to Post-Effective Amendment No. 156, filed
                        April 30, 2010.

              (2)   -   Amended and Restated Fee and Expense Agreement between Wells Fargo Funds Trust,
                        Wells Fargo Master Trust and Wells Fargo Funds Management, LLC; Incorporated by
                        reference to Post-Effective Amendment No. 136, filed April 30, 2009; Schedule A, incorporated by reference to Post-Effective Amendment No. 156, filed April 30, 2010.

              (3)   -   Investment Sub-Advisory Agreement with Schroder Investment Management North
                        America Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May
                        1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

              (4)   -   Investment Sub-Advisory Agreement with Wells Capital Management Incorporated, filed herewith.

              (5)   -   Investment Sub-Advisory Agreement with RCM Capital Management, LLC (formerly
                        Dresdner RCM Global Investors, LLC), incorporated by reference to Post-Effective
                        Amendment No. 32, filed February 8, 2002; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 119, filed March 1, 2008.

              (6)   -   Investment Sub-Advisory Agreement with Global Index Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006. Appendix A incorporated by reference to Post-Effective Amendment No. 111, filed June 29, 2007.
                        Appendix B, incorporated by reference to Post-Effective Amendment No. 139, filed
                        September 28, 2009.

              (7)   -   Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 147, filed January 28, 2010; Appendix A and
                        Appendix B, incorporated by reference to Post-Effective Amendment No. 156, filed April
                        30, 2010.

              (8)   -   Investment Sub-Advisory Agreement with Cooke & Bieler, L.P., incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 136, filed April 30, 2009.

              (9)   -   Investment Sub-Advisory Agreement with Artisan Partners Limited Partnership, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005;
                        Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No.
                        88, filed December 1, 2005.

             (10)   -   Investment Sub-Advisory Agreement with Matrix Asset Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005; Appendix A and
                        Schedule A, incorporated by reference to Post-Effective Amendment No. 119, filed March
                        1, 2008.

        (11)     -   Sub-Advisory Agreement with Phocas Financial Corporation, incorporated by reference to
                     Post-Effective Amendment No. 122, filed March 21, 2008.

        (12)     -   Sub-Advisory Agreement with Nelson Capital Management, LLC, incorporated by reference to Post-Effective Amendment No. 131, filed October 1, 2008.

        (13)     -   Sub-Advisory Agreement with Evergreen Investment Management Company, LLC
                     ("Evergreen Investments"), incorporated by reference to Post-Effective Amendment No.
                     136, filed April 30, 2009; Appendix A and Appendix B, incorporated by reference to Post-
                     Effective Amendment No. 156, filed April 30, 2010.

        (14)     -   Investment Sub-Advisory Contract with Cadence Capital Management, filed herewith.

        (15)     -   Investment Sub-Advisory Contract with Galliard Capital Management, Inc., filed herewith.

        (16)     -   Investment Sub-Advisory Contract with Peregrine Capital Management, Inc., filed herewith.

        (17)     -   Sub-Advisory Agreement with First International Advisors, LLC, to be filed by amendment.

(e)              -   Distribution Agreement with Wells Fargo Funds Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 84, filed July 1, 2005; Schedule I, incorporated by reference to Post-Effective Amendment No. 156, filed April 30, 2010.

(f)              -   Not Applicable.

(g)      (1)     -   Securities Lending Agency Agreement by and among Wells Fargo Funds Trust, Wells
                     Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Funds Management, LLC
                     and Wells Fargo Bank, N.A.,incorporated by reference to Post-Effective Amendment No.
                     134, filed January 28, 2009. Schedule 4, incorporated by reference to Post-Effective
                     Amendment No. 139, filed September 28, 2009.

         (2)     -   Master Custodian Agreement with State Street Bank and Trust Company, incorporated by reference to Post-Effective Amendment No. 139, filed September 28, 2009; Appendix A, incorporated by reference to Post-Effective Amendment No. 156, filed April 30, 2010.

(h)      (1)     -   Administration Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003; Schedule A and
                     Appendix A, incorporated by reference to Post-Effective Amendment No. 156, filed April
                     30, 2010.

         (2)     -   Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006;
                     Schedule A, incorporated by reference to Post-Effective Amendment No. 156, filed April
                     30, 2010.

         (3)     -   Shareholder Servicing Plan, incorporated by reference to Post-Effective Amendment No.
                     16, filed October 30, 2000; Appendix A, incorporated by reference to Post-Effective
                     Amendment No. 156, filed April 30, 2010.

         (4)     -   Administrative and Shareholder Servicing Agreement, Form of Agreement, incorporated by reference to Post-Effective Amendment No. 111, filed June 29, 2007.

(i)      (1)     -   Legal Opinion, incorporated by reference to Post-Effective Amendment No. 156, filed
                     April 30, 2010.

         (2)     -   Not Applicable.

(j)      (A)     -   Consent of Independent Auditors, incorporated by reference to Post-Effective Amendment
                     No. 156, filed April 30, 2010.

(j)      (1)     -   Power of Attorney, Peter G. Gordon, incorporated by reference to Post-Effective
                     Amendment No. 72, filed June 30, 2004.

         (2)     -   Power of Attorney, Timothy J. Penny, incorporated by reference to Post-Effective
                     Amendment No. 72, filed June 30, 2004.

        (3)     -   Power of Attorney, Donald C. Willeke, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

         (4)    -   Power of Attorney, Karla M. Rabusch, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

         (5)    -   Power of Attorney, Olivia S. Mitchell, incorporated by reference to Post-Effective
                    Amendment No. 90, filed March 1, 2006.

         (6)    -   Power of Attorney, Judith M. Johnson, incorporated by reference to Post-Effective
                    Amendment No. 131, filed October 1, 2008.

         (7)    -   Power of Attorney, Isaiah Harris, Jr., incorporated by reference to Post-Effective
                    Amendment No. 136, filed April 30, 2009.

         (8)    -   Power of Attorney, David F. Larcker, incorporated by reference to Post-Effective
                    Amendment No. 136, filed April 30, 2009.

         (9)    -   Power of Attorney, David Berardi, incorporated by reference to Post-Effective
                    Amendment No. 138, filed June 26, 2009.

        (10)    -   Power of Attorney, Jeremy DePalma, Jr.,incorporated by reference to Post-Effective
                    Amendment No. 138, filed June 26, 2009.

        (11)    -   Power of Attorney, Kasey Phillips, incorporated by reference to Post-Effective
                    Amendment No. 142, filed November 19, 2009.

(k)             -   Not Applicable.

(l)             -   Not Applicable.

(m)             -   Distribution Plan, incorporated by reference to Post-Effective Amendment No. 87, filed
                    November 1, 2005; Schedule I, incorporated by reference to Post-Effective Amendment
                    No. 127, filed July 1, 2008; Appendix A, incorporated by reference to Post-Effective
                    Amendment No. 156, filed April 30, 2010.

(n)             -   Rule 18f-3 Multi-Class Plan, incorporated by reference to Post-Effective Amendment No.
                    131, filed October 1, 2008; Appendix A, incorporated by reference to Post-Effective
                    Amendment No. 156, filed April 30, 2010.

(o)             -   Not Applicable.

(p)      (1)    -   Joint Code of Ethics for Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells
                    Fargo Variable Trust, incorporated by reference to Post-Effective Amendment No. 156, filed April 30, 2010.

         (2)    -   Joint Code of Ethics for Wells Fargo Funds Management, LLC and Wells Fargo Funds
                    Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 156, filed
                    April 30, 2010.

         (3)    -   RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC) Code of Ethics, incorporated by reference to Post-Effective Amendment No. 143, filed
                    November 25, 2009.

         (4)    -   Schroder Investment Management North America Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 119, filed March 1, 2008.

         (5)    -   Wells Capital Management Incorporated Code of Ethics, incorporated by reference to
                    Post-Effective Amendment No. 127, filed July 1, 2008.

         (6)    -   LSV Asset Management Code of Ethics and Personal Trading Policy, incorporated by reference to Post-Effective Amendment No. 138, filed June 26, 2009.

         (7)    -   Cooke & Bieler, L.P. Code of Ethics, incorporated by reference to Post-Effective
                    Amendment No. 127, filed July 1, 2008.

         (8)    -   Artisan Partners Limited Partnership Code of Ethics, incorporated by reference to Post-
                    Effective Amendment No. 129, filed September 26, 2008.

(9)      -   Matrix Asset Advisors, Inc. Code of Ethics, incorporated by reference to Post-Effective
             Amendment No. 87, filed November 1, 2005.

(10)     -   Global Index Advisors, Inc. Code of Ethics, incorporated by reference to Post-Effective
             Amendment No. 111, filed June 29, 2007.

(11)     -   Phocas Financial Corporation Code of Ethics, incorporated by reference to Post-Effective
             Amendment No. 138, filed June 26, 2009.

(12)     -   Nelson Capital Management, LLC, Code of Ethics, incorporated by reference to Post-
             Effective Amendment No. 139, filed September 28, 2009.

(13)     -   Evergreen Investments Code of Ethics, incorporated by reference to Post-Effective
             Amendment No. 145, filed December 21, 2009.

(14)     -   Cadence Capital Management Code of Ethics, to be filed by amendment.

(15)     -   Galliard Capital Management, Inc. Code of Ethics, to be filed by amendment.

(16)     -   Peregrine Capital Management, Inc. Code of Ethics, to be filed by amendment.

(17)     -   First International Advisors, LLC Code of Ethics, to be filed by amendment.

Item 29. Persons Controlled by or Under Common Control with the Fund.
         -----------------------------------------------------------

     Registrant believes that no person is controlled by or under common control with Registrant.

Item 30. Indemnification.
         ---------------

     Article IX of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's Trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Article III, Section 1(t) of the Registrant's Declaration of Trust to obtain such insurance policies as they deem necessary.

Item 31. Business and Other Connections of Investment Adviser.
         ----------------------------------------------------

     (a) Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

     To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

     (b) Global Index Advisors, Inc. ("GIA"), serves as a sub-adviser to various Funds of Wells Fargo Funds Trust (the "Trust"). The descriptions of GIA in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of GIA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (c) Wells Capital Management Incorporated ("Wells Capital Management"), a wholly owned subsidiary of Wells Fargo Bank, serves as sub-adviser to various Funds of the Trust. The descriptions of Wells Capital Management in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Wells Capital Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (d) Schroder Investment Management North America Inc. ("Schroder"), serves as sub-adviser to the Small Cap Opportunities Fund of the Trust. The descriptions of Schroder in Parts A and B of the Registration Statement are incorporated by reference herein. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of Schroder which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroder p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom. To the knowledge of the Registrant, none of the directors or officers of Schroder is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (e) RCM Capital Management, LLC, serves as sub-adviser for the Specialized Technology Fund and Specialized Health Sciences Fund of the Trust. The descriptions of RCM in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of RCM is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (f) LSV Asset Management ("LSV") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of LSV in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of LSV is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (g) Cooke & Bieler, L.P. ("Cooke & Bieler") serves as sub-adviser for the Wells Fargo C&B Mid Cap Value Fund and Wells Fargo C&B Tax-Managed Value Fund of the Trust and for the C&B Large Cap Value Portfolio of Master Trust in which the C&B Large Cap Value Fund invests. The descriptions of Cooke & Bieler in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cooke & Bieler is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (h) Artisan Partners Limited Partnership ("Artisan") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of Artisan in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Artisan is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (i) Matrix Asset Advisors, Inc. ("Matrix") serves as Sub-Adviser for the Growth and Income Fund and Large Company Core Fund of the Trust. The descriptions of Matrix in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Matrix is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (j) Phocas Financial Corporation ("Phocas") serves as Sub-Adviser for the Large Company Value Fund of the Trust. The descriptions of Phocas in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Phocas is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (k) Nelson Capital Management, LLC ("Nelson") serves as Sub-Adviser for the Social Sustainability Fund of the Trust. The descriptions of Nelson in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Nelson is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (l) Evergreen Investments serves as sub-adviser to the International Core Fund. The descriptions of Evergreen Investments in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Evergreen Investments is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (m) Cadence Capital Management ("Cadence") serves as sub-adviser to the Large Cap Appreciation Fund. The descriptions of Cadence in Parts A and B of this Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cadence is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (n) Galliard Capital Management, Inc. ("Galliard"), an indirect, wholly-owned subsidiary of Wells Fargo & Company serves as sub-adviser to the Stable Income Fund. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Galliard is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (o) Peregrine Capital Management, Inc. ("Peregrine"), an indirect wholly-owned subsidiary of Wells Fargo & Company, serves as sub-adviser to the Large Company Growth Fund. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (p) First International Advisors, LLC an indirect wholly-owned subsidiary of Wells Fargo & Company, serves as sub-adviser to the International Bond Fund. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Item 32. Principal Underwriters.
         ----------------------

     (a) Wells Fargo Funds Distributor, LLC, distributor for the Registrant, also acts as principal underwriter for Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Wells Fargo Master Trust, all of which are registered open-end management investment companies.

     (b) The following table provides information for each director and officer of Wells Fargo Funds Distributor, LLC.

(1)                                                     (2)                                  (3)
NAME AND PRINCIPAL BUSINESS                 POSITIONS AND OFFICES WITH            POSITIONS AND OFFICES WITH
ADDRESS                                             UNDERWRITER                              FUND
----------------------------------   --------------------------------------   ---------------------------------
Karla M. Rabusch                     Chairman of the Board                    President
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105
Cara Peck                            Director, President and Secretary        None
Wells Fargo Funds Distributor, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

A. Erdem Cimen                       Director, Financial Operations Officer   None
Wells Fargo Funds Management, LLC    (FINOP)
525 Market Street, 12th Floor
San Francisco, CA 94105

Carol J. Lorts                       Chief Compliance Officer                 Assistant Secretary
Wells Fargo Funds Distributor, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105
Samuel H. Hom                        Anti-Money Laundering Compliance         Anti-Money Laundering Compliance
Wells Fargo Funds Distributor, LLC   Officer                                  Officer
525 Market Street, 12th Floor
San Francisco, CA 94105

Randy Henze                          Director                                 None

Wells Fargo Funds Management, LLC
100 Heritage Reserve
Menomonee Falls, WI 53051

     (c) Not Applicable.

Item 33. Location of Accounts and Records.
         --------------------------------

     (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, CA 94105.

     (b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, CA 94105.

     (c) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Thousand Crown Colony Drive, Quincy, Massachusetts 02169.

     (d) Global Index Advisors, Inc. maintains all Records relating to their services as sub-adviser at 29 North Park Square NE, Suite 201, Marietta, GA 30060.

     (e) Wells Fargo Funds Distributor, LLC maintains all Records relating to its services as distributor at 525 Market Street, 12th Floor, San Francisco, CA 94105.

     (f) Wells Fargo Bank, N.A. (formerly Wells Fargo Bank Minnesota, N.A.) maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, MN 55479-0040.

     (g) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, CA 94105.

     (h) Schroder Investment Management North America Inc. maintains all Records relating to its services as investment sub-adviser at 875 Third Avenue, 22nd Floor, New York, New York 10022.

     (i) RCM Capital Management, LLC maintains all Records relating to its services as investment sub-adviser at Four Embarcadero Center, San Francisco, California 94111.

     (j) LSV Asset Management maintains all Records relating to its services as investment sub-adviser at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

     (k) Cooke & Bieler, L.P. maintains all Records relating to its services as investment sub-adviser at 1700 Market Street, Philadelphia, PA 19103.

     (l) Artisan Partners Limited Partnership maintains all Records relating to its services as investment sub-adviser at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

     (m) Matrix Asset Advisors, Inc. maintains all Records relating to its services as investment sub-adviser at 747 Third Avenue, 31st Floor, New York, New York 10017.

     (n) Phocas Financial Corporation maintains all Records relating to its services as investment sub-adviser at 980 Atlantic Avenue, suite 106, Alameda, California 94501.

     (o) Nelson Capital Management, LLC maintains all Records relating to its services as investment sub-adviser at 1860 Embarcadero Road, Suite 140, Palo Alto California 94303.

     (p) Evergreen Investments maintains all Records relating to its services as investment sub-adviser at 200 Berkeley Street, Boston, MA 02116.

     (q) Cadence Capital Management maintains all Records relating to its services as investment sub-adviser at 265 Franklin Street, Boston, MA 02110.

     (r) Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1100, Minneapolis, MN 55479.

     (s) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1850, Minneapolis, MN 55402.

     (t) First International Advisors, LLC maintains all Records relating to its services as investment sub-adviser at Centurion House, 24 Monument Street, London, ENGLAND, EC3M 3BD.

Item 34. Management Services.
         -------------------

     Other than as set forth under the captions "Organization and Management of the Funds" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 35. Undertakings. Not Applicable.
         ------------

                                  SIGNATURES
                                   ---------
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 21st day of June, 2010.

                                       WELLS FARGO FUNDS TRUST


                                       By: /s/ Carol J. Lorts
                                           -------------------------------
                                           Carol J. Lorts
                                           Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 161 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE                           TITLE                          DATE
---------------------------------   ----------------------------   --------

                  *                 Trustee
---------------------------------
Peter G. Gordon


                  *                 Trustee
---------------------------------
Isaiah Harris, Jr.


                  *                 Trustee
---------------------------------
Judith M. Johnson


                  *                 Trustee
---------------------------------
David F. Larcker


                  *                 Trustee
---------------------------------
Olivia S. Mitchell


                  *                 Trustee
---------------------------------
Timothy J. Penny


                  *                 Trustee
---------------------------------
Donald C. Willeke


                  *                 President
---------------------------------   (Principal Executive Officer)
Karla M. Rabusch


                  *                 Treasurer                        6/21/10
---------------------------------   (Principal Financial Officer)
Kasey Phillips


* By: /s/ Carol J. Lorts
      ---------------------------
      Carol J. Lorts
      As Attorney-in-Fact
      June 21, 2010

                            WELLS FARGO FUNDS TRUST
                         FILE NOS. 333-74295; 811-09253

                                 EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION
-------------   -----------------------------------------------------------------------
EX-99.(d)(4)    Investment Sub-Advisory Agreement Between Wells Fargo Funds Trust,
                Wells Fargo Funds Management, LLC and Wells Capital Management, Inc.
EX-99.(d)(14)   Investment Sub-Advisory Agreement Between Wells Fargo Funds Trust,
                Wells Fargo Funds Management, LLC and Cadence Capital Management, Inc.
EX-99.(d)(15)   Investment Sub-Advisory Agreement Between Wells Fargo Funds Trust,
                Wells Fargo Funds Management, LLC and Galliard Capital Management, Inc.
EX-99.(d)(16)   Investment Sub-Advisory Agreement Between Wells Fargo Funds Trust,
                Wells Fargo Funds Management, LLC and Peregrine Capital Management, Inc.